UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21265

                          PowerShares Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                          Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                              Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:                800-983-0903

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

April 30, 2016

2016 Annual Report to Shareholders

DWAQ	PowerShares DWA NASDAQ Momentum Portfolio

PWC	PowerShares Dynamic Market Portfolio

PRF	PowerShares FTSE RAFI US 1000 Portfolio

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

2

The Market Environment

US Equity

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the “Fed”) might raise interest rates — and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

3

DWAQ	Manager’s Analysis
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

As an index fund, the PowerShares DWA NASDAQ Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® NASDAQ Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes companies in the Index pursuant to a proprietary methodology that is designed to identify companies that demonstrate powerful relative strength characteristics based upon their market performance. The Index Provider ranks a starting universe of approximately 1,000 equity securities traded on The NASDAQ Stock Market, LLC that have the largest market capitalizations using a proprietary methodology based upon each security’s market performance to determine each security’s “momentum” score. A “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. Each security’s score is based on intermediate and long-term price movements relative to a representative market benchmark index. The Index Provider identifies 100 securities with the highest momentum score to include in the Index. Securities with higher momentum scores receive greater weight within the Index. The Index is rebalanced and reconstituted quarterly, but no changes are made to the Index between these quarterly rebalance dates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (6.96)%. On a net asset value (“NAV”) basis, the Fund returned (6.90)%. During the same time period, the Index returned (6.29)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (PO), (the “Benchmark Index”) returned (3.36)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,586 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the information technology, consumer discretionary and industrial sectors as well as the Fund being underweight in the materials and consumer staples sectors.

For the fiscal year ended April 30, 2016, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the telecommunication services sector. The health care sector detracted most significantly from the Fund’s return, followed by the information technology and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included MarketAxess Holdings, Inc., a financials company (portfolio average weight of 2.08%), and Henry Schein, Inc., a health care company (portfolio average weight of 2.80%). Positions that detracted most significantly from the Fund’s return included Jazz Pharmaceuticals PLC, a health care company (no longer held at fiscal year-end), and PDF Solutions, Inc., an information technology company (no longer held at fiscal year-end).

4

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Discretionary	30.7
Information Technology	27.7
Financials	14.2
Health Care	13.6
Consumer Staples	5.1
Industrials	5.0
Telecommunication Services	1.9
Energy	1.1
Materials	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Priceline Group, Inc. (The)	3.0
Henry Schein, Inc.	2.9
Arch Capital Group Ltd.	2.7
MarketAxess Holdings, Inc.	2.6
Papa John’s International, Inc.	2.5
Atrion Corp.	2.4
Tractor Supply Co.	2.3
O’Reilly Automotive, Inc.	2.1
Ultimate Software Group, Inc. (The)	2.1
Intuit, Inc.	2.1
Total	24.7

*	Excluding money market fund holdings.

5

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® NASDAQ Technical Leaders Index†	(6.29)%	8.92%	29.21%	6.59%	37.59%	3.61%	42.58%	8.05%	173.60%
NASDAQ Composite Index (PO)††	(3.36)	12.78	43.46	10.69	66.18	7.47	105.61	9.47	224.30
Fund
NAV Return	(6.90)	8.20	26.68	5.84	32.84	2.96	33.88	7.35	151.49
Market Price Return	(6.96)	8.25	26.84	5.84	32.85	2.96	33.81	7.34	151.15

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.96% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® NASDAQ Technical Leaders Index performance is comprised of the performance of the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

††	Price only, and does not reflect dividends paid by the holdings in the Benchmark Index.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

6

PWC	Manager’s Analysis
PowerShares Dynamic Market Portfolio (PWC)

As an index fund, the PowerShares Dynamic Market Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes stocks that, based upon its rankings, it believes possess the greatest investment potential for the Index. The Index uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. The Index Provider ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then sorts them based on their cumulative score on the above criteria. The Index Provider divides the universe of stocks into ten economic sectors and divides each sector into two market-capitalization groupings: large and mid/small. The Index includes 100 companies from the top of each sector and size category. The Index Provider selects a defined number of the top ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector. The Index Provider allocates 70% of the Index weighting to 30 large-capitalization stocks across the sectors and 30% of the Index weighting to 70 mid/small-capitalization stocks across the sectors. The Index Provider equally weights stock within their size groups. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (1.43)%. On a net asset value (“NAV”) basis, the Fund returned (1.50)%. During the same time period, the Index returned (0.79)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 1.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad U.S. equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the industrials sector.

For the fiscal year ended April 30, 2016, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the consumer staples and energy sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the health care and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included SM Energy Co., an energy company (portfolio average weight of 0.19%), and Seadrill Ltd., an energy company (portfolio average weight of 0.16%). Positions that detracted most significantly from the Fund’s return included American Airlines Group, Inc., an industrials company (portfolio average weight of 1.25%), and AmerisourceBergen Corp., a health care company (no longer held at fiscal year-end).

7

PowerShares Dynamic Market Portfolio (PWC) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Information Technology	20.5
Health Care	13.8
Consumer Discretionary	13.7
Financials	13.2
Consumer Staples	10.5
Industrials	10.3
Energy	8.8
Utilities	3.4
Materials	3.2
Telecommunication Services	2.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Constellation Brands, Inc., Class A	3.9
Reynolds American, Inc.	3.5
HP, Inc.	3.2
Facebook, Inc., Class A	3.0
Activision Blizzard, Inc.	3.0
Edwards Lifesciences Corp.	2.8
Motorola Solutions, Inc.	2.7
Fiserv, Inc.	2.7
L-3 Communications Holdings, Inc.	2.6
McDonald’s Corp.	2.5
Total	29.9

*	Excluding money market fund holdings.

8

PowerShares Dynamic Market Portfolio (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	(0.79)%	10.24%	33.99%	10.23%	62.74%	5.90%	77.44%	9.57%	227.84%
S&P 500® Index	1.21	11.26	37.71	11.02	68.63	6.91	95.01	8.66	194.24
Fund
NAV Return	(1.50)	9.45	31.12	9.45	57.08	5.26	67.00	8.87	201.79
Market Price Return	(1.43)	9.47	31.17	9.46	57.13	5.26	66.94	8.87	201.71

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PRF	Manager’s Analysis
PowerShares FTSE RAFI US 1000 Portfolio (PRF)

As an index fund, the PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

FTSE International Limited and Research Affiliates, LLC (collectively, the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects its components from the universe of stocks of companies that are incorporated in the United States. The Index is designed to track the performance of the largest U.S. equity stocks based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index Provider ranks the universe of companies by equally weighting each fundamental measure. It then takes 1,000 stocks with the highest fundamental weight and assigns a weight equal to its investable RAFI fundamental value, rather than their market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (0.24)%. On a net asset value (“NAV”) basis, the Fund returned (0.23)%. During the same time period, the Index returned 0.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 0.34%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,020 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. equity large cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the

Fund’s allocation to the consumer discretionary sector as well as to fees and operating expenses incurred by the Fund.

For the fiscal year ended April 30, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and telecommunication services sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included AT&T, Inc., a telecommunication services company (portfolio average weight of 2.09%), and General Electric Co., an industrials company (portfolio average weight of 1.93%). Positions that detracted most significantly from the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 1.31%), and Citigroup, Inc., a financials company (portfolio average weight of 1.39%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Financials	21.4
Energy	14.1
Information Technology	12.0
Consumer Discretionary	10.9
Industrials	10.5
Health Care	10.0
Consumer Staples	8.6
Utilities	4.7
Materials	4.4
Telecommunication Services	3.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Exxon Mobil Corp.	2.9
Chevron Corp.	2.2
JPMorgan Chase & Co.	1.7
AT&T, Inc.	1.7
Berkshire Hathaway, Inc., Class B	1.6
General Electric Co.	1.5
Apple, Inc.	1.5
Wells Fargo & Co.	1.4
Citigroup, Inc.	1.3
Bank of America Corp.	1.3
Total	17.1

*	Excluding money market fund holdings.

10

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
FTSE RAFI US 1000 Index	0.10%	10.58%	35.22%	10.80%	66.99%	7.95%	114.99%	8.29%	128.23%
Russell 1000® Index	0.34	11.06	36.98	10.81	67.09	6.99	96.50	7.24	106.31
Fund
NAV Return	(0.23)	10.18	33.75	10.39	63.91	7.50	106.19	7.83	118.35
Market Price Return	(0.24)	10.17	33.72	10.39	63.90	7.50	106.13	7.85	118.85

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PRFZ	Manager’s Analysis
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

As an index fund, the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

FTSE International Limited and Research Affiliates, LLC (collectively, the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects the components from the universe of stocks of companies that are incorporated in the United States. The Index is designed to track the performance of small and medium-sized U.S. equity stocks based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excluding dividends from the average for companies that have never paid dividends. The Index Provider then excludes the equities with a fundamental weight ranking of 1 through 1,000 and instead includes the equities with a fundamental weight ranking of 1,001 through 2,500. Finally, the Index Provider assigns a weight to each of these 1,500 stocks by their investable RAFI fundamental value rather than their market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (4.52)%. On a net asset value (“NAV”) basis, the Fund returned (4.49)%. During the same time period, the Index returned (4.30)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (5.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,950 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a U.S. equity small cap stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight position in the health care sector.

For the fiscal year ended April 30, 2016, the financials sector contributed most significantly to the Fund’s return, followed by the consumer staples and utilities sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Helix Energy Solutions Group, Inc., an energy company (portfolio average weight of 0.04%), and Pep Boys—Manny, Moe & Jack, a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included SunEdison, Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and C&J Energy Services Ltd., an energy company (portfolio average weight of 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Financials	24.1
Industrials	16.4
Consumer Discretionary	15.6
Information Technology	15.6
Energy	9.0
Health Care	7.0
Materials	6.3
Consumer Staples	3.1
Utilities	1.5
Telecommunication Services	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Helix Energy Solutions Group, Inc.	0.5
Bill Barrett Corp.	0.4
Laredo Petroleum, Inc.	0.3
Archrock, Inc.	0.3
Tronox Ltd., Class A	0.2
Hornbeck Offshore Services, Inc.	0.2
Bristow Group, Inc.	0.2
EP Energy Corp., Class A	0.2
WEX, Inc.	0.2
Clearwater Paper Corp.	0.2
Total	2.7

*	Excluding money market fund holdings.

12

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI US 1500 Small-Mid Index	(4.30)%	9.41%	30.97%	8.26%	48.69%	8.49%	118.83%
Russell 2000® Index	(5.94)	7.53	24.33	6.98	40.11	6.04	75.71
Fund
NAV Return	(4.49)	9.16	30.09	8.03	47.15	8.23	113.76
Market Price Return	(4.52)	9.20	30.22	8.03	47.16	8.23	113.74

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.42% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

Schedule of Investments(a)

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Consumer Discretionary—30.7%
2,055	Charter Communications, Inc., Class A(b)	$436,153
2,268	Children’s Place, Inc. (The)	176,700
5,582	China Lodging Group Ltd. ADR (China)	201,287
1,413	Churchill Downs, Inc.	189,596
3,096	Comcast Corp., Class A	188,113
5,473	Core-Mark Holding Co., Inc.	446,925
3,257	Cracker Barrel Old Country Store, Inc.	476,857
3,606	Dorman Products, Inc.(b)	193,967
2,038	Expedia, Inc., Class A	235,939
7,770	G-III Apparel Group Ltd.(b)	351,593
5,884	Goodyear Tire & Rubber Co. (The)	170,459
2,354	Helen of Troy Ltd.(b)	234,294
5,957	Liberty Ventures, Series A(b)	238,280
7,026	LKQ Corp.(b)	225,183
8,721	Monro Muffler Brake, Inc.	603,668
2,765	O’Reilly Automotive, Inc.(b)	726,310
2,191	Panera Bread Co., Class A(b)	469,948
15,648	Papa John’s International, Inc.	885,520
2,612	Pool Corp.	228,315
770	Priceline Group, Inc. (The)(b)	1,034,618
31,344	Ruth’s Hospitality Group, Inc.	497,743
11,776	Smith & Wesson Holding Corp.(b)	257,070
10,024	Sonic Corp.	344,525
7,227	Texas Roadhouse, Inc.	294,283
8,527	Tractor Supply Co.	807,166
1,017	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	211,821
6,182	Universal Electronics, Inc.(b)	410,547
9,958	Vera Bradley, Inc.(b)	174,663

		10,711,543

	Consumer Staples—5.1%
4,279	Cal-Maine Foods, Inc.	217,202
1,234	Costco Wholesale Corp.	182,793
2,533	J & J Snack Foods Corp.	256,162
1,513	Monster Beverage Corp.(b)	218,205
5,099	National Beverage Corp.(b)	238,327
25,096	Pilgrim’s Pride Corp.(b)	675,333

		1,788,022

	Energy—1.1%
4,203	Diamondback Energy, Inc.(b)	363,896

	Financials—14.2%
6,445	Ameris Bancorp	202,373
13,568	Arch Capital Group Ltd. (Bermuda)(b)	956,408
6,957	Eagle Bancorp, Inc.(b)	352,720
890	Equinix, Inc. REIT	294,011
8,821	First Merchants Corp.	226,259
19,578	Grupo Financiero Galicia SA, Class B ADR (Argentina)	557,386
5,625	Home BancShares, Inc.	241,819
3,098	Lamar Advertising Co., Class A REIT	192,200
7,495	MarketAxess Holdings, Inc.	920,086
13,156	Meridian Bancorp, Inc.	192,341
5,925	Pinnacle Financial Partners, Inc.	291,332
7,862	PrivateBancorp, Inc.	327,138
1,550	Signature Bank(b)	213,636

		4,967,709

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—13.6%
7,084	ABIOMED, Inc.(b)	$688,140
3,701	Align Technology, Inc.(b)	267,175
2,804	AmSurg Corp.(b)	227,068
2,099	Atrion Corp.	833,933
5,964	Henry Schein, Inc.(b)	1,006,127
3,679	ICON PLC(b)	248,627
5,312	IDEXX Laboratories, Inc.(b)	448,067
15,511	Lexicon Pharmaceuticals, Inc.(b)	214,207
2,086	Ligand Pharmaceuticals, Inc.(b)	252,135
3,652	Neogen Corp.(b)	172,520
3,093	PAREXEL International Corp.(b)	188,982
3,303	VCA, Inc.(b)	207,990

		4,754,971

	Industrials—5.0%
8,634	AAON, Inc.	228,974
1,783	AMERCO	627,616
2,073	Elbit Systems Ltd. (Israel)	207,300
7,181	Gibraltar Industries, Inc.(b)	189,938
5,165	Healthcare Services Group, Inc.	195,495
4,326	Old Dominion Freight Line, Inc.(b)	285,732

		1,735,055

	Information Technology—27.7%
5,795	Activision Blizzard, Inc.	199,754
2,041	Adobe Systems, Inc.(b)	192,303
3,871	Broadcom Ltd. (Singapore)	564,198
12,817	Cadence Design Systems, Inc.(b)	297,226
2,537	Check Point Software Technologies Ltd. (Israel)(b)	210,241
2,390	Cimpress NV (Netherlands)(b)	210,009
5,619	Cirrus Logic, Inc.(b)	202,846
1,439	CoStar Group, Inc.(b)	283,929
4,987	Cray, Inc.(b)	188,858
9,850	Ebix, Inc.	473,982
4,597	Electronics for Imaging, Inc.(b)	183,144
3,729	ExlService Holdings, Inc.(b)	180,446
4,810	Facebook, Inc., Class A(b)	565,560
2,887	FEI Co.	257,001
2,570	First Solar, Inc.(b)	143,509
2,576	Fiserv, Inc.(b)	251,727
18,125	Himax Technologies, Inc. ADR (Taiwan)	188,319
7,158	Intuit, Inc.	722,171
2,493	Jack Henry & Associates, Inc.	202,008
4,308	Littelfuse, Inc.	501,796
6,056	Monolithic Power Systems, Inc.	378,016
5,692	NXP Semiconductors NV (Netherlands)(b)	485,414
8,084	Orbotech Ltd. (Israel)(b)	194,663
8,077	PC Connection, Inc.	191,990
6,693	Proofpoint, Inc.(b)	389,934
3,922	SS&C Technologies Holdings, Inc.	239,830
4,448	Stamps.com, Inc.(b)	366,337
2,790	Synaptics, Inc.(b)	199,624
7,958	Take-Two Interactive Software, Inc.(b)	272,004
3,692	Ultimate Software Group, Inc. (The)(b)	725,810
3,612	Universal Display Corp.(b)	210,616

		9,673,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials—0.8%
17,259	Pan American Silver Corp. (Canada)	$270,449

	Telecommunication Services—1.9%
6,515	Cogent Communications Group, Inc.	252,130
14,369	Shenandoah Telecommunications Co.	412,247

		664,377

	Total Common Stocks and Other Equity Interests (Cost $33,611,430)	34,929,287

	Money Market Fund—0.1%
43,830	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $43,830)	43,830

	Total Investments (Cost $33,655,260)—100.2%	34,973,117
	Other assets less liabilities—(0.2)%	(59,837)

	Net Assets—100.0%	$34,913,280

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments(a)

PowerShares Dynamic Market Portfolio (PWC)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.7%
20,297	Abercrombie & Fitch Co., Class A	$542,539
71,275	Apollo Education Group, Inc., Class A(b)	555,945
8,414	Children’s Place, Inc. (The)	655,535
8,021	Cooper-Standard Holding, Inc.(b)	618,499
39,961	L Brands, Inc.	3,128,547
28,805	McDonald’s Corp.	3,643,544
43,447	Omnicom Group, Inc.	3,604,798
12,824	O’Reilly Automotive, Inc.(b)	3,368,608
15,365	ServiceMaster Global Holdings, Inc.(b)	588,787
11,202	Six Flags Entertainment Corp.	672,680
23,365	Smith & Wesson Holding Corp.(b)	510,058
8,268	Sturm Ruger & Co., Inc.	529,400
4,560	Vail Resorts, Inc.	591,158
8,070	Visteon Corp.	642,937

		19,653,035

	Consumer Staples—10.5%
6,714	Casey’s General Stores, Inc.	751,968
35,368	Constellation Brands, Inc., Class A	5,519,530
37,206	Dean Foods Co.	641,059
13,014	Herbalife Ltd.(b)	754,161
18,793	National Beverage Corp.(b)	878,385
10,237	Post Holdings, Inc., Class A(b)	735,426
99,920	Reynolds American, Inc.	4,956,032
11,013	Tyson Foods, Inc., Class A	724,876

		14,961,437

	Energy—8.8%
69,906	Alon USA Partners LP	699,060
378,013	Seadrill Ltd. (United Kingdom)(b)	1,806,902
81,279	SM Energy Co.	2,532,654
41,494	Tesoro Corp.	3,306,657
82,595	Transocean Ltd.	915,152
55,884	Valero Energy Corp.	3,289,891

		12,550,316

	Financials—13.2%
30,592	Ambac Financial Group, Inc.(b)	496,508
10,110	Aspen Insurance Holdings Ltd. (Bermuda)	468,599
84,504	Charles Schwab Corp. (The)	2,400,759
18,308	Chubb Ltd.	2,157,781
33,844	Cincinnati Financial Corp.	2,234,043
16,692	Employers Holdings, Inc.	495,752
16,537	Enterprise Financial Services Corp.	452,618
11,513	Everest Re Group Ltd.	2,128,754
22,091	Green Dot Corp., Class A(b)	491,083
23,249	Heritage Insurance Holdings, Inc.	308,979
25,374	Investment Technology Group, Inc.	495,301
37,391	JPMorgan Chase & Co.	2,363,111
33,696	Nasdaq, Inc.	2,079,380
2,122	National Western Life Group, Inc., Class A	459,837
25,656	Old Republic International Corp.	474,379
79,215	TrustCo Bank Corp. NY	507,768
11,266	United Fire Group, Inc.	504,942
23,215	Universal Insurance Holdings, Inc.	408,816

		18,928,410

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—13.8%
4,009	athenahealth, Inc.(b)	$534,400
19,712	Bruker Corp.	557,850
23,372	Cigna Corp.	3,237,957
37,544	Edwards Lifesciences Corp.(b)	3,987,548
18,115	Enanta Pharmaceuticals, Inc.(b)	528,958
37,471	Gilead Sciences, Inc.	3,305,317
94,106	Hologic, Inc.(b)	3,161,020
7,002	IDEXX Laboratories, Inc.(b)	590,619
12,878	INC Research Holdings, Inc., Class A(b)	619,818
5,289	Ligand Pharmaceuticals, Inc.(b)	639,281
8,810	Magellan Health, Inc.(b)	620,753
13,277	Masimo Corp.(b)	575,558
8,211	Molina Healthcare, Inc.(b)	425,001
19,803	Triple-S Management Corp., Class B(b)	515,670
5,606	WellCare Health Plans, Inc.(b)	504,484

		19,804,234

	Industrials—10.3%
82,905	American Airlines Group, Inc.	2,875,974
68,931	Builders FirstSource, Inc.(b)	764,445
70,797	Delta Air Lines, Inc.	2,950,111
12,771	Hawaiian Holdings, Inc.(b)	537,276
28,493	L-3 Communications Holdings, Inc.	3,747,684
46,944	MRC Global, Inc.(b)	656,277
6,723	National Presto Industries, Inc.	586,178
55,340	RPX Corp.(b)	613,167
30,835	SkyWest, Inc.	724,623
11,818	Spirit AeroSystems Holdings, Inc., Class A(b)	557,219
46,227	Wabash National Corp.(b)	658,735

		14,671,689

	Information Technology—20.5%
122,979	Activision Blizzard, Inc.	4,239,086
25,577	Advanced Energy Industries, Inc.(b)	827,416
23,158	Aspen Technology, Inc.(b)	880,699
139,159	EarthLink Holdings Corp.	808,514
36,340	Facebook, Inc., Class A(b)	4,272,857
40,026	Fiserv, Inc.(b)	3,911,341
368,588	HP, Inc.	4,522,575
21,419	Ingram Micro, Inc., Class A	748,594
52,388	Motorola Solutions, Inc.	3,939,054
38,999	Nuance Communications, Inc.(b)	670,003
155,597	Oclaro, Inc.(b)	785,765
36,450	Sanmina Corp.(b)	862,042
25,189	Sykes Enterprises, Inc.(b)	734,259
8,121	SYNNEX Corp.	670,551
21,335	Take-Two Interactive Software, Inc.(b)	729,230
10,860	Tech Data Corp.(b)	745,973

		29,347,959

	Materials—3.2%
37,020	LyondellBasell Industries NV, Class A	3,060,443
50,534	Mercer International, Inc. (Canada)	424,486
8,378	Stepan Co.	513,488
14,676	Trinseo SA(b)	627,986

		4,626,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

PowerShares Dynamic Market Portfolio (PWC) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—2.6%
4,924	Atlantic Tele-Network, Inc.	$354,085
24,958	Level 3 Communications, Inc.(b)	1,304,305
15,261	Shenandoah Telecommunications Co.	437,838
13,243	Telephone & Data Systems, Inc.	391,596
23,965	Verizon Communications, Inc.	1,220,777

		3,708,601

	Utilities—3.4%
10,877	SCANA Corp.	747,141
68,275	Southern Co. (The)	3,420,577
10,860	Spire, Inc.	694,606

		4,862,324

	Total Common Stocks and Other Equity Interests (Cost $139,161,964)	143,114,408

	Money Market Fund—0.0%
63,757	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $63,757)	63,757

	Total Investments (Cost $139,225,721)—100.0%	143,178,165
	Other assets less liabilities—(0.0)%	(56,092)

	Net Assets—100.0%	$143,122,073

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.9%
31,550	Abercrombie & Fitch Co., Class A	$843,331
8,697	Advance Auto Parts, Inc.	1,357,602
14,992	Amazon.com, Inc.(b)	9,888,573
34,024	American Axle & Manufacturing Holdings, Inc.(b)	527,712
69,649	American Eagle Outfitters, Inc.(c)	996,677
123,341	Apollo Education Group, Inc., Class A(b)	962,060
54,714	Aramark	1,833,466
11,440	Asbury Automotive Group, Inc.(b)	693,493
100,737	Ascena Retail Group, Inc.(b)	887,493
18,449	Autoliv, Inc. (Sweden)(c)	2,259,449
32,493	AutoNation, Inc.(b)	1,645,770
2,809	AutoZone, Inc.(b)	2,149,531
56,694	Bed Bath & Beyond, Inc.(b)	2,677,091
151,734	Best Buy Co., Inc.	4,867,627
18,745	Big Lots, Inc.	859,646
46,352	Bloomin’ Brands, Inc.	866,782
49,279	BorgWarner, Inc.	1,770,102
11,467	Brinker International, Inc.	531,151
14,408	Brunswick Corp.	692,016
11,694	Burlington Stores, Inc.(b)	666,207
11,756	Cabela’s, Inc.(b)	613,075
38,900	Cablevision Systems Corp., Class A	1,298,871
63,146	Caesars Entertainment Corp.(b)(c)	431,287
49,988	CarMax, Inc.(b)(c)	2,646,865
89,406	Carnival Corp.	4,385,364
82,001	CBS Corp., Class B	4,584,676
10,053	Charter Communications, Inc., Class A(b)(c)	2,133,649
46,715	Chico’s FAS, Inc.	589,076
1,887	Chipotle Mexican Grill, Inc.(b)	794,370
25,923	Cinemark Holdings, Inc.	898,232
59,379	Coach, Inc.	2,391,192
441,107	Comcast Corp., Class A	26,801,661
17,543	Cooper Tire & Rubber Co.	605,935
10,742	Core-Mark Holding Co., Inc.	877,192
3,370	Cracker Barrel Old Country Store, Inc.(c)	493,402
40,749	CST Brands, Inc.	1,539,090
49,192	D.R. Horton, Inc.	1,478,712
85,616	Dana Holding Corp.	1,107,015
28,245	Darden Restaurants, Inc.	1,758,251
8,911	Deckers Outdoor Corp.(b)	515,145
43,209	Delphi Automotive PLC (United Kingdom)	3,181,479
26,995	DeVry Education Group, Inc.(c)	468,363
21,730	Dick’s Sporting Goods, Inc.	1,006,968
11,328	Dillard’s, Inc., Class A(c)	798,058
24,200	Discovery Communications, Inc., Class A(b)(c)	660,902
42,821	Discovery Communications, Inc., Class C(b)	1,146,746
34,993	DISH Network Corp., Class A(b)	1,724,805
49,488	Dollar General Corp.	4,053,562
20,363	Dollar Tree, Inc.(b)	1,623,135
19,986	DSW, Inc., Class A	491,056
8,152	Expedia, Inc., Class A	943,757
21,504	Foot Locker, Inc.	1,321,206
1,819,348	Ford Motor Co.	24,670,359
16,073	Fossil Group, Inc.(b)	650,957

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
52,440	GameStop Corp., Class A(c)	$1,720,032
52,496	Gannett Co., Inc.	884,558
76,402	Gap, Inc. (The)(c)	1,770,998
26,795	Garmin Ltd.(c)	1,142,271
621,542	General Motors Co.	19,765,036
8,587	Genesco, Inc.(b)	594,049
44,947	Gentex Corp.	720,950
31,254	Genuine Parts Co.	2,999,446
20,727	GNC Holdings, Inc., Class A	504,910
98,163	Goodyear Tire & Rubber Co. (The)	2,843,782
1,173	Graham Holdings Co., Class B	558,981
16,000	Group 1 Automotive, Inc.	1,053,440
33,572	Guess?, Inc.	616,046
42,596	H&R Block, Inc.	862,143
34,297	Hanesbrands, Inc.	995,642
43,153	Harley-Davidson, Inc.	2,064,008
10,785	Harman International Industries, Inc.	827,857
16,974	Hasbro, Inc.	1,436,679
76,345	Hilton Worldwide Holdings, Inc.	1,683,407
143,663	Home Depot, Inc. (The)	19,235,039
79,637	International Game Technology PLC	1,380,906
72,053	Interpublic Group of Cos., Inc. (The)	1,652,896
217,533	J.C. Penney Co., Inc.(b)(c)	2,018,706
200,951	Johnson Controls, Inc.	8,319,371
85,339	Kohl’s Corp.	3,780,518
42,886	L Brands, Inc.	3,357,545
72,703	Las Vegas Sands Corp.	3,282,540
20,449	Lear Corp.	2,354,293
24,989	Leggett & Platt, Inc.	1,231,708
27,516	Lennar Corp., Class A	1,246,750
1,514	Lennar Corp., Class B	54,443
2,185	Liberty Braves Group, Class A(b)	34,173
4,362	Liberty Braves Group, Class C(b)	65,081
51,874	Liberty Global PLC, Series A (United Kingdom)(b)	1,957,206
127,230	Liberty Global PLC, Series C (United Kingdom)(b)	4,656,618
104,982	Liberty Interactive Corp. QVC Group, Series A(b)	2,750,528
352	Liberty Interactive Corp. QVC Group, Series B(b)	9,335
5,461	Liberty Media Group, Class A(b)	99,936
10,907	Liberty Media Group, Class C(b)	196,326
21,845	Liberty SiriusXM Group, Class A(b)	715,861
43,630	Liberty SiriusXM Group, Class C(b)	1,397,033
45,521	Live Nation Entertainment, Inc.(b)	977,791
43,807	LKQ Corp.(b)	1,404,014
146,771	Lowe’s Cos., Inc.	11,157,531
130,076	Macy’s, Inc.	5,149,709
22,593	Marriott International, Inc., Class A(c)	1,583,543
80,624	Mattel, Inc.	2,506,600
144,051	McDonald’s Corp.	18,221,011
120,517	MGM Resorts International(b)	2,567,012
19,375	Michael Kors Holdings Ltd.(b)	1,000,913
9,597	Mohawk Industries, Inc.(b)	1,848,670
33,348	Murphy USA, Inc.(b)	1,914,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
9,422	Netflix, Inc.(b)	$848,263
36,535	Newell Brands, Inc.	1,663,804
180,663	News Corp., Class A	2,243,834
49,614	News Corp., Class B	642,997
82,636	NIKE, Inc., Class B	4,870,566
39,842	Nordstrom, Inc.(c)	2,037,121
19,694	Norwegian Cruise Line Holdings Ltd.(b)	962,840
543	NVR, Inc.(b)	902,080
307,999	Office Depot, Inc.(b)	1,811,034
47,275	Omnicom Group, Inc.	3,922,407
6,814	O’Reilly Automotive, Inc.(b)	1,789,902
15,740	Outerwall, Inc.(c)	650,219
2,626	Panera Bread Co., Class A(b)	563,251
22,592	Penske Automotive Group, Inc.	884,025
9,366	Polaris Industries, Inc.	916,744
2,568	Priceline Group, Inc. (The)(b)	3,450,519
56,597	PulteGroup, Inc.	1,040,819
17,701	PVH Corp.	1,692,216
15,238	Ralph Lauren Corp., Class A	1,420,334
30,366	Regal Entertainment Group, Class A(c)	633,131
55,203	Rent-A-Center, Inc.	811,484
37,758	Ross Stores, Inc.	2,143,899
25,512	Royal Caribbean Cruises Ltd.	1,974,629
21,561	Sally Beauty Holdings, Inc.(b)	677,015
10,711	Scripps Networks Interactive, Inc., Class A	667,831
83,194	Sears Holdings Corp.(b)(c)	1,362,302
26,963	SeaWorld Entertainment, Inc.	537,373
33,452	Service Corp. International	892,165
13,255	ServiceMaster Global Holdings, Inc.(b)	507,932
10,510	Signet Jewelers Ltd.	1,140,966
148,749	Sirius XM Holdings, Inc.(b)(c)	587,559
11,027	Six Flags Entertainment Corp.	662,171
38,579	Sonic Automotive, Inc., Class A	723,742
436,075	Staples, Inc.	4,447,965
71,535	Starbucks Corp.	4,022,413
33,732	Starwood Hotels & Resorts Worldwide, Inc.	2,761,976
35,425	Tailored Brands, Inc.	617,104
189,400	Target Corp.	15,057,300
56,527	TEGNA, Inc.	1,320,471
27,775	Tenneco, Inc.(b)	1,480,408
10,012	Thor Industries, Inc.	640,968
21,204	Tiffany & Co.	1,512,905
44,509	Time Warner Cable, Inc.	9,440,804
213,383	Time Warner, Inc.	16,033,599
63,469	Time, Inc.	932,994
72,394	TJX Cos., Inc. (The)	5,488,913
32,972	Toll Brothers, Inc.(b)	900,136
8,242	Tractor Supply Co.	780,188
44,133	Tribune Media Co., Class A	1,701,327
12,220	Tupperware Brands Corp.	709,615
175,404	Twenty-First Century Fox, Inc., Class A	5,307,725
65,009	Twenty-First Century Fox, Inc., Class B	1,958,071
3,369	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	701,695
6,187	Under Armour, Inc., Class A(b)	271,857
6,187	Under Armour, Inc., Class C(b)	252,430

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
23,207	Urban Outfitters, Inc.(b)	$703,636
42,214	VF Corp.	2,661,593
3,152	Viacom, Inc., Class A	138,467
111,983	Viacom, Inc., Class B	4,580,105
11,264	Vista Outdoor, Inc.(b)	540,447
20,199	Visteon Corp.	1,609,254
181,510	Walt Disney Co. (The)	18,742,723
58,711	Wendy’s Co. (The)	637,601
22,669	Whirlpool Corp.	3,947,580
13,896	Williams-Sonoma, Inc.	816,807
19,970	Wyndham Worldwide Corp.	1,416,872
36,053	Wynn Resorts Ltd.(c)	3,183,480
56,845	Yum! Brands, Inc.	4,522,588

		452,310,066

	Consumer Staples—8.6%
255,096	Altria Group, Inc.	15,997,070
21,703	Andersons, Inc. (The)	727,268
350,535	Archer-Daniels-Midland Co.	14,000,368
548,846	Avon Products, Inc.	2,585,065
12,276	Brown-Forman Corp., Class B	1,182,424
134,836	Bunge Ltd.	8,427,250
25,349	Campbell Soup Co.	1,564,287
8,626	Casey’s General Stores, Inc.	966,112
12,819	Church & Dwight Co., Inc.	1,188,321
15,082	Clorox Co. (The)	1,888,719
578,299	Coca-Cola Co. (The)	25,907,795
38,879	Coca-Cola Enterprises, Inc.	2,040,370
107,274	Colgate-Palmolive Co.	7,607,872
84,536	ConAgra Foods, Inc.	3,766,924
12,835	Constellation Brands, Inc., Class A	2,003,030
94,314	Costco Wholesale Corp.	13,970,733
216,896	CVS Health Corp.	21,798,048
86,650	Darling Ingredients, Inc.(b)	1,255,559
33,171	Dean Foods Co.	571,536
24,229	Dr Pepper Snapple Group, Inc.	2,202,658
10,981	Edgewell Personal Care Co.	901,211
14,102	Energizer Holdings, Inc.	613,296
17,161	Estee Lauder Cos., Inc. (The), Class A	1,645,225
40,525	Flowers Foods, Inc.	776,459
105,840	General Mills, Inc.	6,492,226
14,304	Hain Celestial Group, Inc. (The)(b)	598,765
18,635	Herbalife Ltd.(b)	1,079,898
19,073	Hershey Co. (The)	1,775,887
24,291	Hormel Foods Corp.	936,418
51,546	HRG Group, Inc.(b)	742,262
12,082	Ingredion, Inc.	1,390,517
19,235	JM Smucker Co. (The)	2,442,460
40,310	Kellogg Co.	3,096,211
50,658	Kimberly-Clark Corp.	6,341,875
39,925	Kraft Heinz Co. (The)	3,116,945
278,388	Kroger Co. (The)	9,852,151
13,343	McCormick & Co., Inc.	1,251,307
20,994	Mead Johnson Nutrition Co.	1,829,627
18,566	Molson Coors Brewing Co., Class B	1,775,467
300,985	Mondelez International, Inc., Class A	12,930,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
4,671	Monster Beverage Corp.(b)	$673,652
19,030	Nu Skin Enterprises, Inc., Class A(c)	775,853
230,823	PepsiCo, Inc.	23,765,536
269,305	Philip Morris International, Inc.	26,424,207
16,516	Pinnacle Foods, Inc.	703,416
500,894	Procter & Gamble Co. (The)	40,131,627
73,524	Reynolds American, Inc.	3,646,790
315,657	Rite Aid Corp.(b)	2,541,039
335,552	SUPERVALU, Inc.(b)	1,687,827
150,691	Sysco Corp.	6,942,334
6,695	TreeHouse Foods, Inc.(b)	591,838
58,863	Tyson Foods, Inc., Class A	3,874,363
21,316	United Natural Foods, Inc.(b)	760,342
10,863	Universal Corp.	592,577
136,837	Walgreens Boots Alliance, Inc.	10,848,437
609,799	Wal-Mart Stores, Inc.	40,777,259
15,569	WhiteWave Foods Co. (The)(b)	626,029
75,572	Whole Foods Market, Inc.	2,197,634

		356,800,692

	Energy—14.1%
201,127	Anadarko Petroleum Corp.	10,611,461
226,866	Apache Corp.	12,341,510
116,182	Atwood Oceanics, Inc.(c)	1,122,318
149,358	Baker Hughes, Inc.	7,222,953
35,589	Cabot Oil & Gas Corp.	832,783
2,614,549	California Resources Corp.	5,752,008
2,232,976	Chesapeake Energy Corp.(c)	15,340,545
869,481	Chevron Corp.	88,843,569
14,674	Cimarex Energy Co.	1,597,705
30,861	Columbia Pipeline Group, Inc.	790,659
17,601	Concho Resources, Inc.(b)	2,044,708
859,732	ConocoPhillips	41,086,592
203,250	CONSOL Energy, Inc.(c)	3,058,912
25,100	Continental Resources, Inc.(b)	935,226
139,178	Cosan Ltd., Class A (Brazil)	748,778
61,667	Delek US Holdings, Inc.	979,889
1,384,059	Denbury Resources, Inc.(c)	5,342,468
349,003	Devon Energy Corp.	12,103,424
73,831	Diamond Offshore Drilling, Inc.(c)	1,791,140
38,011	Energen Corp.	1,615,087
331,138	Ensco PLC, Class A	3,960,410
90,089	EOG Resources, Inc.	7,443,153
22,895	EQT Corp.	1,604,940
1,362,176	Exxon Mobil Corp.	120,416,358
63,801	FMC Technologies, Inc.(b)	1,945,292
32,537	Golar LNG Ltd. (Bermuda)(c)	539,463
17,828	Gulfport Energy Corp.(b)	558,016
248,157	Halliburton Co.	10,251,366
29,648	Helmerich & Payne, Inc.(c)	1,960,326
170,244	Hess Corp.	10,149,947
127,980	HollyFrontier Corp.	4,556,088
521,285	Kinder Morgan, Inc.	9,258,022
1,039,601	Marathon Oil Corp.	14,647,978
322,314	Marathon Petroleum Corp.	12,596,031
263,908	McDermott International, Inc.(b)	1,198,142

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
230,265	Murphy Oil Corp.(c)	$8,229,671
242,747	Nabors Industries Ltd.	2,378,921
219,743	National Oilwell Varco, Inc.	7,919,538
64,081	Newfield Exploration Co.(b)	2,322,936
276,120	Noble Corp. PLC (United Kingdom)(c)	3,100,828
97,542	Noble Energy, Inc.	3,522,242
120,260	Oasis Petroleum, Inc.(b)	1,165,319
224,654	Occidental Petroleum Corp.	17,219,729
30,543	Oceaneering International, Inc.	1,119,401
25,053	Oil States International, Inc.(b)	867,836
112,997	ONEOK, Inc.	4,084,842
70,537	Patterson-UTI Energy, Inc.	1,393,106
56,541	PBF Energy, Inc., Class A	1,819,489
225,346	Phillips 66	18,503,160
14,908	Pioneer Natural Resources Co.	2,476,219
113,504	QEP Resources, Inc.	2,035,127
39,421	Range Resources Corp.(c)	1,738,860
75,682	Rowan Cos. PLC, Class A	1,423,578
234,948	Schlumberger Ltd.	18,875,722
12,027	SEACOR Holdings, Inc.(b)	706,827
101,213	SM Energy Co.(c)	3,153,797
285,139	Southwestern Energy Co.(b)(c)	3,829,417
168,676	Spectra Energy Corp.	5,274,499
287,424	Stone Energy Corp.(b)(c)	281,704
122,309	Superior Energy Services, Inc.	2,062,130
42,521	Targa Resources Corp.	1,720,400
60,701	Teekay Corp. (Bermuda)(c)	679,851
49,653	Tesoro Corp.	3,956,848
104,939	Tidewater, Inc.(c)	919,266
485,734	Transocean Ltd.(c)	5,381,933
130,141	Unit Corp.(b)	1,647,585
263,825	Valero Energy Corp.	15,531,378
571,479	Weatherford International PLC(b)	4,646,124
42,494	Western Refining, Inc.	1,137,139
411,798	Whiting Petroleum Corp.(b)(c)	4,941,576
311,506	Williams Cos., Inc. (The)	6,040,101
55,436	World Fuel Services Corp.	2,590,524
282,621	WPX Energy, Inc.(b)	2,730,119

		582,675,009

	Financials—21.4%
7,988	Affiliated Managers Group, Inc.(b)	1,360,516
129,842	Aflac, Inc.	8,955,203
13,452	Alexandria Real Estate Equities, Inc. REIT	1,250,363
4,545	Alleghany Corp.(b)	2,369,218
33,198	Allied World Assurance Co. Holdings AG	1,181,185
126,905	Allstate Corp. (The)	8,255,170
344,065	Ally Financial, Inc.(b)	6,127,798
36,437	Ambac Financial Group, Inc.(b)	591,373
19,061	American Campus Communities, Inc. REIT	852,980
137,422	American Capital Agency Corp. REIT	2,524,442
44,638	American Equity Investment Life Holding Co.	624,932
202,947	American Express Co.	13,278,822
23,021	American Financial Group, Inc.	1,590,981
531,759	American International Group, Inc.	29,682,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
25,107	American Tower Corp. REIT	$2,633,222
43,958	Ameriprise Financial, Inc.	4,215,572
396,687	Annaly Capital Management, Inc. REIT	4,133,479
35,943	Aon PLC	3,778,328
20,150	Apartment Investment & Management Co., Class A REIT	807,209
45,136	Apple Hospitality REIT, Inc. REIT(c)	854,425
24,045	Arch Capital Group Ltd. (Bermuda)(b)	1,694,932
33,852	Arthur J. Gallagher & Co.	1,558,546
18,048	Aspen Insurance Holdings Ltd. (Bermuda)	836,525
37,370	Associated Banc-Corp.	681,629
28,435	Assurant, Inc.	2,404,748
48,153	Assured Guaranty Ltd.	1,245,718
14,831	AvalonBay Communities, Inc. REIT	2,621,973
28,363	Axis Capital Holdings Ltd.	1,510,897
3,787,199	Bank of America Corp.	55,141,617
8,310	Bank of Hawaii Corp.	568,487
276,256	Bank of New York Mellon Corp. (The)	11,116,541
18,389	BankUnited, Inc.	634,421
214,076	BB&T Corp.	7,574,009
440,371	Berkshire Hathaway, Inc., Class B(b)	64,065,173
21,934	BlackRock, Inc.	7,815,742
25,351	Boston Properties, Inc. REIT	3,266,730
56,023	Brandywine Realty Trust REIT	837,544
30,409	Brixmor Property Group, Inc. REIT	767,827
18,557	Brown & Brown, Inc.	651,536
14,981	Camden Property Trust REIT	1,209,416
174,678	Capital One Financial Corp.	12,644,940
46,143	Capitol Federal Financial, Inc.	613,241
18,280	Care Capital Properties, Inc. REIT	487,528
85,440	CBL & Associates Properties, Inc. REIT	997,939
52,008	CBRE Group, Inc., Class A(b)	1,540,997
120,047	Charles Schwab Corp. (The)	3,410,535
78,740	Chimera Investment Corp. REIT	1,118,108
74,649	Chubb Ltd.	8,798,131
30,860	Cincinnati Financial Corp.	2,037,069
74,978	CIT Group, Inc.	2,591,990
1,193,309	Citigroup, Inc.	55,226,341
241,282	Citizens Financial Group, Inc.	5,513,294
64,270	CME Group, Inc., Class A	5,907,056
67,976	CNO Financial Group, Inc.	1,248,719
48,973	Columbia Property Trust, Inc. REIT	1,092,098
52,653	Comerica, Inc.	2,337,793
19,861	Commerce Bancshares, Inc.	929,892
26,118	Corporate Office Properties Trust REIT	670,710
41,265	Corrections Corp. of America REIT	1,255,281
22,091	Crown Castle International Corp. REIT	1,919,266
15,566	Cullen/Frost Bankers, Inc.	996,068
14,479	DCT Industrial Trust, Inc. REIT	584,517
55,914	DDR Corp. REIT	978,495
62,319	DiamondRock Hospitality Co. REIT	555,262
19,416	Digital Realty Trust, Inc. REIT	1,708,220
102,282	Discover Financial Services	5,755,408
23,634	Douglas Emmett, Inc. REIT	766,923
58,705	Duke Realty Corp. REIT	1,283,878
73,171	E*TRADE Financial Corp.(b)	1,842,446

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
27,352	East West Bancorp, Inc.	$1,025,427
24,159	Eaton Vance Corp.	834,210
12,086	Endurance Specialty Holdings Ltd.	773,262
8,922	EPR Properties REIT	587,781
3,622	Equinix, Inc. REIT	1,196,528
32,766	Equity Commonwealth REIT(b)	914,499
6,736	Equity LifeStyle Properties, Inc. REIT	461,349
53,711	Equity Residential REIT	3,656,108
6,853	Essex Property Trust, Inc. REIT	1,510,744
9,201	Everest Re Group Ltd.	1,701,265
7,416	Extra Space Storage, Inc. REIT	629,989
44,147	F.N.B. Corp.	583,623
6,312	Federal Realty Investment Trust REIT	959,929
25,616	Federated Investors, Inc., Class B	809,466
293,806	Fifth Third Bancorp	5,379,588
26,356	First American Financial Corp.	949,343
45,289	First Horizon National Corp.	637,669
106,037	First Niagara Financial Group, Inc.	1,119,751
16,589	First Republic Bank	1,166,539
40,030	FirstMerit Corp.	887,065
62,097	FNF Group	1,980,894
95,659	Franklin Resources, Inc.	3,571,907
47,583	Fulton Financial Corp.	665,686
68,535	General Growth Properties, Inc. REIT	1,921,036
1,360,538	Genworth Financial, Inc., Class A(b)	4,666,645
20,611	Geo Group, Inc. (The) REIT	660,170
133,848	Goldman Sachs Group, Inc. (The)	21,965,795
29,086	Hancock Holding Co.	755,363
11,861	Hanover Insurance Group, Inc. (The)	1,017,199
163,056	Hartford Financial Services Group, Inc. (The)	7,236,425
49,214	Hatteras Financial Corp. REIT	782,011
121,718	HCP, Inc. REIT	4,117,720
18,360	Healthcare Realty Trust, Inc. REIT	555,941
18,995	Healthcare Trust of America, Inc., Class A REIT	548,766
16,851	Highwoods Properties, Inc. REIT	787,447
58,671	Hospitality Properties Trust REIT	1,501,391
171,337	Host Hotels & Resorts, Inc. REIT	2,710,551
216,839	Huntington Bancshares, Inc.	2,181,400
9,202	Intercontinental Exchange, Inc.	2,208,756
101,508	Invesco Ltd.(d)	3,147,763
68,097	Invesco Mortgage Capital, Inc. REIT(d)	875,047
54,016	Investors Bancorp, Inc.	623,885
65,063	Iron Mountain, Inc. REIT	2,376,751
39,920	Janus Capital Group, Inc.	582,832
8,096	Jones Lang LaSalle, Inc.	932,416
1,131,265	JPMorgan Chase & Co.	71,495,948
19,945	Kemper Corp.	617,497
257,507	KeyCorp	3,164,761
13,241	Kilroy Realty Corp. REIT	858,149
56,939	Kimco Realty Corp. REIT	1,601,125
9,032	Lamar Advertising Co., Class A REIT	560,345
27,520	LaSalle Hotel Properties REIT	657,728
34,162	Legg Mason, Inc.	1,096,942
137,218	Leucadia National Corp.	2,288,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
79,158	Lexington Realty Trust REIT	$695,007
40,183	Liberty Property Trust REIT	1,402,387
107,014	Lincoln National Corp.	4,649,758
116,149	Loews Corp.	4,608,792
33,381	LPL Financial Holdings, Inc.(c)	881,258
28,191	M&T Bank Corp.	3,335,559
22,149	Macerich Co. (The) REIT	1,685,096
41,902	Mack-Cali Realty Corp. REIT	1,071,015
2,140	Markel Corp.(b)	1,924,095
74,965	Marsh & McLennan Cos., Inc.	4,734,040
144,756	MBIA, Inc.(b)	1,129,097
8,935	Mercury General Corp.	472,662
424,206	MetLife, Inc.	19,131,691
132,088	MFA Financial, Inc. REIT	912,728
10,018	Mid-America Apartment Communities, Inc. REIT	958,823
14,320	Moody’s Corp.	1,370,710
432,733	Morgan Stanley	11,709,755
8,024	MSCI, Inc.	609,343
20,107	Nasdaq, Inc.	1,240,803
16,206	National Retail Properties, Inc. REIT	709,175
292,371	Navient Corp.	3,996,712
70,838	New Residential Investment Corp. REIT	857,140
158,902	New York Community Bancorp, Inc.	2,388,297
46,652	Northern Trust Corp.	3,316,024
66,970	NorthStar Realty Finance Corp. REIT	856,546
77,896	Old Republic International Corp.	1,440,297
17,607	OMEGA Healthcare Investors, Inc. REIT	594,588
44,080	Outfront Media, Inc. REIT	956,095
19,161	PacWest Bancorp	766,057
36,650	Paramount Group, Inc. REIT	612,055
44,078	PennyMac Mortgage Investment Trust REIT	599,020
101,353	People’s United Financial, Inc.(c)	1,570,972
89,121	PHH Corp.(b)	1,143,422
51,705	Piedmont Office Realty Trust, Inc., Class A REIT	1,029,447
140,243	PNC Financial Services Group, Inc. (The)	12,310,531
51,453	Popular, Inc.	1,529,183
92,162	Principal Financial Group, Inc.	3,933,474
15,746	ProAssurance Corp.	751,557
144,152	Progressive Corp. (The)	4,699,355
93,545	Prologis, Inc. REIT	4,247,878
15,691	Prosperity Bancshares, Inc.	828,014
204,744	Prudential Financial, Inc.	15,896,324
9,604	Public Storage REIT	2,351,155
24,161	Raymond James Financial, Inc.	1,260,479
41,577	Rayonier, Inc. REIT	1,026,120
38,241	Realogy Holdings Corp.(b)	1,366,733
22,596	Realty Income Corp. REIT	1,337,683
11,196	Regency Centers Corp. REIT	825,145
493,136	Regions Financial Corp.	4,625,616
25,046	Reinsurance Group of America, Inc.	2,384,880
8,150	RenaissanceRe Holdings Ltd. (Bermuda)	903,917
58,399	Retail Properties of America, Inc., Class A REIT	933,800

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
8,750	RLI Corp.	$544,075
36,799	RLJ Lodging Trust REIT	775,355
10,287	Ryman Hospitality Properties, Inc. REIT	530,089
26,121	S&P Global, Inc.	2,791,029
81,388	Santander Consumer USA Holdings, Inc.(b)	1,071,880
73,171	Senior Housing Properties Trust REIT	1,286,346
5,138	Signature Bank(b)	708,171
28,754	Simon Property Group, Inc. REIT	5,784,442
17,232	SL Green Realty Corp. REIT	1,810,739
293,946	SLM Corp.(b)	1,990,014
69,078	Spirit Realty Capital, Inc. REIT	789,562
57,611	Starwood Property Trust, Inc. REIT	1,115,349
98,127	State Street Corp.	6,113,312
22,525	Stifel Financial Corp.(b)	741,298
40,314	Sunstone Hotel Investors, Inc. REIT	516,422
162,611	SunTrust Banks, Inc.	6,787,383
10,611	SVB Financial Group(b)	1,106,515
241,679	Synchrony Financial(b)	7,388,127
27,741	Synovus Financial Corp.	864,410
39,269	T. Rowe Price Group, Inc.	2,956,563
10,653	Taubman Centers, Inc. REIT	739,851
50,597	TCF Financial Corp.	690,143
29,636	TD Ameritrade Holding Corp.	884,042
29,841	Torchmark Corp.	1,727,496
106,112	Travelers Cos., Inc. (The)	11,661,709
116,408	Two Harbors Investment Corp. REIT	911,475
370,644	U.S. Bancorp	15,822,792
33,249	UDR, Inc. REIT	1,161,055
51,777	Umpqua Holdings Corp.	819,630
101,168	Unum Group	3,460,957
23,116	Validus Holdings Ltd.	1,065,416
72,758	Valley National Bancorp	688,291
60,988	Ventas, Inc. REIT	3,788,575
181,908	VEREIT, Inc. REIT	1,615,343
29,377	Vornado Realty Trust REIT	2,812,260
120,194	Voya Financial, Inc.	3,902,699
27,410	W.R. Berkley Corp.	1,534,960
28,610	Waddell & Reed Financial, Inc., Class A	581,927
25,146	Washington Federal, Inc.	610,796
17,936	Webster Financial Corp.	657,175
19,248	Weingarten Realty Investors REIT	710,636
1,186,859	Wells Fargo & Co.	59,319,213
64,557	Welltower, Inc. REIT	4,481,547
210,941	Weyerhaeuser Co. REIT	6,775,425
12,333	Willis Towers Watson PLC	1,540,392
15,629	WP Carey, Inc. REIT	954,776
68,918	WP GLIMCHER, Inc. REIT	722,950
34,677	Xenia Hotels & Resorts, Inc. REIT	533,332
74,047	XL Group PLC	2,423,558
61,565	Zions Bancorporation	1,694,269

		887,117,465

	Health Care—10.0%
243,965	Abbott Laboratories	9,490,238
145,690	AbbVie, Inc.	8,887,090
73,160	Aetna, Inc.	8,213,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
36,341	Agilent Technologies, Inc.	$1,487,074
9,494	Alere, Inc.(b)	370,266
6,707	Alexion Pharmaceuticals, Inc.(b)	934,151
20,928	Allergan PLC(b)	4,532,168
95,895	AmerisourceBergen Corp.	8,160,664
73,213	Amgen, Inc.	11,589,618
7,939	AmSurg Corp.(b)	642,900
89,705	Anthem, Inc.	12,627,773
35,632	Baxalta, Inc.	1,494,762
90,963	Baxter International, Inc.	4,022,384
23,101	Becton, Dickinson and Co.	3,725,267
15,913	Biogen, Inc.(b)	4,375,916
3,796	Bio-Rad Laboratories, Inc., Class A(b)	538,463
110	Bio-Rad Laboratories, Inc., Class B(b)	14,850
106,484	Boston Scientific Corp.(b)	2,334,129
194,907	Bristol-Myers Squibb Co.	14,068,387
72,124	Brookdale Senior Living, Inc.(b)	1,331,409
5,799	C.R. Bard, Inc.	1,230,374
131,193	Cardinal Health, Inc.	10,293,403
28,665	Celgene Corp.(b)	2,964,248
23,496	Centene Corp.(b)	1,455,812
22,529	Cerner Corp.(b)	1,264,778
35,974	Cigna Corp.	4,983,838
171,517	Community Health Systems, Inc.(b)	3,272,544
4,375	Cooper Cos., Inc. (The)	669,725
45,854	DaVita HealthCare Partners, Inc.(b)	3,388,611
14,773	Dentsply Sirona, Inc.	880,471
10,927	Edwards Lifesciences Corp.(b)	1,160,557
161,008	Eli Lilly & Co.	12,160,934
13,872	Endo International PLC(b)	374,544
42,015	Envision Healthcare Holdings, Inc.(b)	950,799
209,368	Express Scripts Holding Co.(b)	15,436,703
90,038	Gilead Sciences, Inc.	7,942,252
23,092	Halyard Health, Inc.(b)	650,271
110,639	HCA Holdings, Inc.(b)	8,919,716
16,447	HealthSouth Corp.	681,893
11,438	Henry Schein, Inc.(b)	1,929,591
23,503	Hologic, Inc.(b)	789,466
34,182	Humana, Inc.	6,052,607
3,858	Illumina, Inc.(b)	520,791
20,141	IMS Health Holdings, Inc.(b)	536,556
2,286	Intuitive Surgical, Inc.(b)	1,431,859
421,779	Johnson & Johnson	47,272,990
79,791	Kindred Healthcare, Inc.	1,177,715
16,668	Laboratory Corp. of America Holdings(b)	2,088,834
15,235	LifePoint Health, Inc.(b)	1,029,277
12,365	Magellan Health, Inc.(b)	871,238
18,907	Mallinckrodt PLC(b)	1,182,066
88,501	McKesson Corp.	14,852,238
12,722	MEDNAX, Inc.(b)	906,951
178,790	Medtronic PLC	14,151,229
607,423	Merck & Co., Inc.	33,311,077
1,836	Mettler-Toledo International, Inc.(b)	657,196
11,240	Molina Healthcare, Inc.(b)	581,782
41,206	Mylan NV(b)	1,718,702
26,127	Owens & Minor, Inc.	950,762

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
15,607	Patterson Cos., Inc.	$676,563
157,363	PDL BioPharma, Inc.	593,259
13,386	PerkinElmer, Inc.	674,922
14,329	Perrigo Co. PLC	1,385,184
1,433,259	Pfizer, Inc.	46,881,902
33,180	Quest Diagnostics, Inc.	2,494,141
13,230	Quintiles Transnational Holdings, Inc.(b)	913,796
1,643	Regeneron Pharmaceuticals, Inc.(b)	618,935
11,055	ResMed, Inc.	616,869
62,765	Select Medical Holdings Corp.(b)	839,796
43,101	St. Jude Medical, Inc.	3,284,296
7,920	STERIS PLC	559,706
27,922	Stryker Corp.	3,043,777
4,972	Teleflex, Inc.	774,538
81,209	Tenet Healthcare Corp.(b)	2,573,513
39,805	Thermo Fisher Scientific, Inc.	5,741,871
4,309	United Therapeutics Corp.(b)	453,307
170,168	UnitedHealth Group, Inc.	22,407,722
14,193	Universal Health Services, Inc., Class B	1,897,320
12,367	Varian Medical Systems, Inc.(b)	1,003,953
9,211	VCA, Inc.(b)	580,017
6,855	Waters Corp.(b)	892,247
14,534	WellCare Health Plans, Inc.(b)	1,307,915
18,715	Zimmer Biomet Holdings, Inc.	2,166,636
33,649	Zoetis, Inc.	1,582,512

		413,500,279

	Industrials—10.5%
82,106	3M Co.	13,742,902
19,075	ABM Industries, Inc.	613,643
2,385	Acuity Brands, Inc.	581,678
39,653	ADT Corp. (The)	1,664,633
48,913	AECOM(b)	1,589,183
50,237	AerCap Holdings NV (Ireland)(b)	2,009,982
34,337	AGCO Corp.	1,835,999
18,246	Air Lease Corp.	556,138
32,736	Allison Transmission Holdings, Inc.	943,124
22,187	American Airlines Group, Inc.	769,667
26,304	AMETEK, Inc.	1,264,959
17,376	Armstrong Flooring, Inc.(b)	252,995
34,752	Armstrong World Industries, Inc.(b)	1,418,229
77,031	Avis Budget Group, Inc.(b)	1,933,478
123,136	Boeing Co. (The)	16,598,733
18,191	Brink’s Co. (The)	615,583
28,449	C.H. Robinson Worldwide, Inc.	2,019,026
8,997	Carlisle Cos., Inc.	916,794
222,103	Caterpillar, Inc.	17,261,845
37,161	Chicago Bridge & Iron Co. NV	1,495,730
12,365	Cintas Corp.	1,110,130
14,773	Clean Harbors, Inc.(b)	729,786
34,844	Colfax Corp.(b)	1,129,991
45,341	Covanta Holding Corp.	737,245
11,015	Crane Co.	612,104
238,809	CSX Corp.	6,512,321
46,304	Cummins, Inc.	5,418,957
8,254	Curtiss-Wright Corp.	632,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
61,386	Danaher Corp.	$5,939,095
107,394	Deere & Co.(c)	9,032,909
31,459	Delta Air Lines, Inc.	1,310,897
9,798	Deluxe Corp.	615,118
21,201	Donaldson Co., Inc.	692,849
35,348	Dover Corp.	2,322,364
6,107	Dun & Bradstreet Corp. (The)	674,274
111,134	Eaton Corp. PLC	7,031,448
16,006	EMCOR Group, Inc.	775,971
174,766	Emerson Electric Co.	9,547,467
9,943	EnerSys	580,373
10,093	Equifax, Inc.	1,213,683
24,213	Essendant, Inc.	745,518
12,699	Esterline Technologies Corp.(b)	871,913
28,731	Expeditors International of Washington, Inc.	1,425,345
33,960	Fastenal Co.(c)	1,588,988
59,954	FedEx Corp.	9,899,005
28,098	Flowserve Corp.	1,371,463
67,238	Fluor Corp.	3,675,229
16,066	Fortune Brands Home & Security, Inc.	890,217
13,712	FTI Consulting, Inc.(b)	552,594
13,607	GATX Corp.	625,106
20,448	Generac Holdings, Inc.(b)	779,478
80,949	General Cable Corp.	1,266,042
56,711	General Dynamics Corp.	7,969,030
2,066,458	General Electric Co.	63,543,583
12,610	Genesee & Wyoming, Inc., Class A(b)	821,037
91,525	Harsco Corp.	648,912
44,546	HD Supply Holdings, Inc.(b)	1,527,037
418,350	Hertz Global Holdings, Inc.(b)	3,873,921
12,841	Hexcel Corp.	581,312
107,132	Honeywell International, Inc.	12,241,974
13,251	Hub Group, Inc., Class A(b)	510,429
10,133	Hubbell, Inc.	1,071,666
7,654	Huntington Ingalls Industries, Inc.	1,108,070
9,370	IDEX Corp.	767,403
7,087	IHS, Inc., Class A(b)	872,977
52,476	Illinois Tool Works, Inc.	5,484,792
52,131	Ingersoll-Rand PLC	3,416,666
14,751	ITT Corp.	565,996
11,430	J.B. Hunt Transport Services, Inc.	947,318
60,406	Jacobs Engineering Group, Inc.(b)	2,692,899
107,302	Joy Global, Inc.(c)	2,285,533
15,028	Kansas City Southern	1,423,903
21,420	KAR Auction Services, Inc.	805,392
80,230	KBR, Inc.	1,248,379
38,221	Kennametal, Inc.	893,607
16,052	Kirby Corp.(b)	1,024,439
26,179	KLX, Inc.(b)	882,756
25,409	L-3 Communications Holdings, Inc.	3,342,046
10,035	Lincoln Electric Holdings, Inc.	628,893
50,131	Lockheed Martin Corp.	11,649,442
36,470	Manitowoc Co., Inc. (The)(c)	207,879
23,515	Manitowoc Foodservice, Inc.(b)	352,960
31,184	ManpowerGroup, Inc.	2,402,104

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
40,022	Masco Corp.	$1,229,076
41,040	MasTec, Inc.(b)	929,966
72,243	Meritor, Inc.(b)	614,065
12,892	Moog, Inc., Class A(b)	629,903
103,812	MRC Global, Inc.(b)	1,451,292
8,836	MSC Industrial Direct Co., Inc., Class A	684,790
98,249	Navistar International Corp.(b)(c)	1,482,577
41,286	Nielsen Holdings PLC	2,152,652
82,410	Norfolk Southern Corp.	7,425,965
32,334	Northrop Grumman Corp.	6,669,211
57,426	NOW, Inc.(b)(c)	1,037,114
11,442	Old Dominion Freight Line, Inc.(b)	755,744
7,176	Orbital ATK, Inc.	624,312
33,922	Oshkosh Corp.	1,657,090
25,712	Owens Corning	1,184,552
89,517	PACCAR, Inc.	5,273,446
32,316	Parker-Hannifin Corp.	3,749,302
33,419	Pentair PLC (United Kingdom)	1,940,976
87,058	Pitney Bowes, Inc.	1,825,606
89,087	Quanta Services, Inc.(b)	2,113,144
138,518	R.R. Donnelley & Sons Co.	2,410,213
53,170	Raytheon Co.	6,718,030
12,463	Regal Beloit Corp.	802,866
66,341	Republic Services, Inc.	3,122,671
28,495	Rexnord Corp.(b)	621,191
21,025	Robert Half International, Inc.	805,468
19,623	Rockwell Automation, Inc.	2,226,622
17,835	Rockwell Collins, Inc.	1,572,869
8,335	Roper Technologies, Inc.	1,467,710
25,236	Rush Enterprises, Inc., Class A(b)	496,897
27,015	Ryder System, Inc.	1,861,874
20,694	Sensata Technologies Holding NV(b)	779,543
6,912	Snap-on, Inc.	1,100,943
19,950	Southwest Airlines Co.	889,970
22,629	Spirit AeroSystems Holdings, Inc., Class A(b)	1,066,957
45,327	SPX FLOW, Inc.(b)	1,357,997
32,877	Stanley Black & Decker, Inc.	3,679,594
7,483	Stericycle, Inc.(b)	715,075
31,176	Swift Transportation Co., Class A(b)	518,145
44,734	TAL International Group, Inc.(b)	764,951
7,484	Teledyne Technologies, Inc.(b)	695,638
41,386	Terex Corp.	988,712
63,311	Textron, Inc.	2,448,869
22,862	Timken Co. (The)	814,573
8,191	TransDigm Group, Inc.(b)	1,866,483
59,363	Trinity Industries, Inc.	1,158,172
28,209	Triumph Group, Inc.	1,020,602
69,660	Tyco International PLC	2,683,303
146,172	Union Pacific Corp.	12,750,584
26,723	United Continental Holdings, Inc.(b)	1,224,181
116,407	United Parcel Service, Inc., Class B	12,230,883
30,272	United Rentals, Inc.(b)	2,026,105
189,937	United Technologies Corp.	19,823,725
5,171	Valmont Industries, Inc.	725,905
8,417	Verisk Analytics, Inc.(b)	652,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
9,212	W.W. Grainger, Inc.(c)	$2,160,398
7,214	WABCO Holdings, Inc.(b)	809,122
7,383	Wabtec Corp.	612,272
12,357	Waste Connections, Inc.	831,379
93,620	Waste Management, Inc.	5,503,920
4,666	Watsco, Inc.	627,437
25,799	WESCO International, Inc.(b)	1,516,723
26,132	Xylem, Inc.	1,091,795
66,432	YRC Worldwide, Inc.(b)	611,174

		435,471,962

	Information Technology—12.0%
77,960	Accenture PLC, Class A	8,803,243
76,029	Activision Blizzard, Inc.	2,620,720
27,268	Adobe Systems, Inc.(b)	2,569,191
316,707	Advanced Micro Devices, Inc.(b)(c)	1,124,310
17,396	Akamai Technologies, Inc.(b)	887,022
7,289	Alliance Data Systems Corp.(b)	1,481,927
19,520	Alphabet, Inc., Class A(b)	13,817,818
19,584	Alphabet, Inc., Class C(b)	13,571,908
18,661	Amdocs Ltd.	1,055,093
108,659	Amkor Technology, Inc.(b)	620,443
26,113	Amphenol Corp., Class A	1,457,889
43,742	Analog Devices, Inc.	2,463,549
20,724	Anixter International, Inc.(b)	1,291,105
7,258	ANSYS, Inc.(b)	658,809
635,026	Apple, Inc.	59,527,337
198,869	Applied Materials, Inc.	4,070,848
61,456	Arrow Electronics, Inc.(b)	3,816,418
17,055	Autodesk, Inc.(b)	1,020,230
50,712	Automatic Data Processing, Inc.	4,484,969
75,004	Avnet, Inc.	3,084,164
25,055	Benchmark Electronics, Inc.(b)	486,568
49,359	Booz Allen Hamilton Holding Corp.	1,360,828
10,793	Broadcom Ltd. (Singapore)	1,573,080
13,231	Broadridge Financial Solutions, Inc.	791,743
59,782	Brocade Communications Systems, Inc.	574,505
71,568	CA, Inc.	2,122,707
7,875	CACI International, Inc., Class A(b)	757,181
23,977	Cadence Design Systems, Inc.(b)	556,027
17,226	CDK Global, Inc.	819,441
29,805	CDW Corp.	1,147,492
10,623	Check Point Software Technologies Ltd. (Israel)(b)(c)	880,328
822,019	Cisco Systems, Inc.	22,597,302
14,474	Citrix Systems, Inc.(b)	1,184,552
54,076	Cognizant Technology Solutions Corp., Class A(b)	3,156,416
29,453	CommScope Holding, Inc.(b)	895,666
46,129	Computer Sciences Corp.	1,528,254
298,465	Corning, Inc.	5,572,341
22,949	Cree, Inc.(b)(c)	562,480
38,059	CSRA, Inc.	988,012
23,937	Diebold, Inc.	628,825
5,786	DST Systems, Inc.	698,254
114,613	eBay, Inc.(b)	2,799,996

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
16,436	EchoStar Corp., Class A(b)	$672,561
17,699	Electronic Arts, Inc.(b)	1,094,683
313,025	EMC Corp.	8,173,083
6,761	F5 Networks, Inc.(b)	708,215
60,608	Facebook, Inc., Class A(b)	7,126,289
25,226	Fairchild Semiconductor International, Inc.(b)	504,520
43,941	Fidelity National Information Services, Inc.	2,891,318
16,241	First Solar, Inc.(b)	906,897
20,068	Fiserv, Inc.(b)	1,961,045
5,013	FleetCor Technologies, Inc.(b)	775,411
366,434	Flextronics International Ltd.(b)	4,452,173
19,993	FLIR Systems, Inc.	603,988
21,658	Genpact Ltd.(b)	604,042
21,163	Harris Corp.	1,693,252
953,403	Hewlett Packard Enterprise Co.	15,883,694
872,132	HP, Inc.	10,701,060
14,703	IAC/InterActiveCorp.	681,337
132,166	Ingram Micro, Inc., Class A	4,619,202
1,167,896	Intel Corp.	35,363,891
241,814	International Business Machines Corp.	35,290,335
16,149	Intuit, Inc.	1,629,273
93,566	Jabil Circuit, Inc.	1,624,306
51,892	Juniper Networks, Inc.	1,214,273
36,593	Keysight Technologies, Inc.(b)	954,345
26,170	KLA-Tencor Corp.	1,830,330
17,015	Lam Research Corp.	1,299,946
18,293	Leidos Holdings, Inc.	907,516
28,604	Lexmark International, Inc., Class A	1,104,114
29,021	Linear Technology Corp.	1,290,854
5,631	LinkedIn Corp., Class A(b)	705,621
136,666	Marvell Technology Group Ltd. (Bermuda)	1,363,927
41,600	MasterCard, Inc., Class A	4,034,784
48,080	Maxim Integrated Products, Inc.	1,717,418
33,903	Microchip Technology, Inc.	1,647,347
438,681	Micron Technology, Inc.(b)	4,715,821
873,711	Microsoft Corp.	43,571,968
26,864	Motorola Solutions, Inc.	2,019,904
56,672	NCR Corp.(b)	1,648,588
65,592	NetApp, Inc.	1,550,595
31,245	Nuance Communications, Inc.(b)	536,789
45,545	NVIDIA Corp.	1,618,214
14,743	NXP Semiconductors NV (Netherlands)(b)	1,257,283
105,561	ON Semiconductor Corp.(b)	999,663
457,719	Oracle Corp.	18,244,679
40,566	Paychex, Inc.	2,114,300
76,833	PayPal Holdings, Inc.(b)	3,010,317
31,916	Qorvo, Inc.(b)	1,437,177
291,754	QUALCOMM, Inc.	14,739,412
7,995	Red Hat, Inc.(b)	586,593
17,115	salesforce.com, inc.(b)	1,297,317
34,427	SanDisk Corp.	2,586,500
51,320	Sanmina Corp.(b)	1,213,718
13,141	ScanSource, Inc.(b)	534,576
10,784	Science Applications International Corp.	572,522
107,939	Seagate Technology PLC	2,349,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
10,449	Skyworks Solutions, Inc.	$698,202
179,565	Symantec Corp.	2,988,859
9,089	SYNNEX Corp.	750,479
20,697	Synopsys, Inc.(b)	983,521
72,597	TE Connectivity Ltd. (Switzerland)	4,318,069
42,755	Tech Data Corp.(b)	2,936,841
37,814	Teradata Corp.(b)	956,694
30,851	Teradyne, Inc.	583,392
135,422	Texas Instruments, Inc.	7,724,471
16,531	Total System Services, Inc.	845,395
34,880	Trimble Navigation Ltd.(b)	835,376
51,676	Unisys Corp.(b)(c)	398,422
10,002	Vantiv, Inc., Class A(b)	545,509
6,987	VeriSign, Inc.(b)(c)	603,677
97,449	Visa, Inc., Class A	7,526,961
51,052	Vishay Intertechnology, Inc.	620,792
72,613	Western Digital Corp.	2,967,330
109,196	Western Union Co. (The)	2,183,920
530,170	Xerox Corp.	5,089,632
32,106	Xilinx, Inc.	1,383,126
231,106	Yahoo!, Inc.(b)	8,458,480

		496,144,957

	Materials—4.4%
32,535	Air Products & Chemicals, Inc.	4,746,531
7,619	Airgas, Inc.	1,085,250
227,163	AK Steel Holding Corp.(b)(c)	1,063,123
15,340	Albemarle Corp.	1,014,894
510,263	Alcoa, Inc.	5,699,638
86,312	Allegheny Technologies, Inc.(c)	1,410,338
8,938	AptarGroup, Inc.	679,288
15,975	Ashland, Inc.	1,782,810
19,053	Avery Dennison Corp.	1,383,438
25,659	Axalta Coating Systems Ltd.(b)	730,512
40,583	Axiall Corp.	955,730
22,616	Ball Corp.	1,614,330
24,287	Bemis Co., Inc.	1,218,722
25,450	Berry Plastics Group, Inc.(b)	916,709
18,017	Cabot Corp.	879,049
16,427	Carpenter Technology Corp.	581,680
25,611	Celanese Corp., Series A	1,810,698
76,885	CF Industries Holdings, Inc.	2,542,587
367,603	Chemours Co. (The)	3,352,539
24,946	Chemtura Corp.(b)	694,746
421,623	Cliffs Natural Resources, Inc.(b)(c)	2,221,953
63,738	Commercial Metals Co.	1,142,185
7,107	Compass Minerals International, Inc.	532,741
109,735	Constellium NV, Class A (Netherlands)(b)	639,755
34,207	Crown Holdings, Inc.(b)	1,811,603
38,031	Domtar Corp.	1,469,518
290,385	Dow Chemical Co. (The)	15,277,155
182,887	E.I. du Pont de Nemours & Co.	12,054,082
35,432	Eastman Chemical Co.	2,706,296
28,007	Ecolab, Inc.	3,220,245
25,894	FMC Corp.	1,120,174
1,516,466	Freeport-McMoRan, Inc.(c)	21,230,524

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
79,274	Graphic Packaging Holding Co.	$1,052,759
133,477	Huntsman Corp.	2,100,928
9,578	International Flavors & Fragrances, Inc.	1,144,284
158,561	International Paper Co.	6,860,934
125,387	LyondellBasell Industries NV, Class A	10,365,743
7,996	Martin Marietta Materials, Inc.	1,353,163
65,954	Monsanto Co.	6,178,571
167,141	Mosaic Co. (The)	4,678,277
1,678	NewMarket Corp.	681,369
177,745	Newmont Mining Corp.	6,215,743
117,285	Nucor Corp.	5,838,447
39,431	Olin Corp.	859,201
112,919	Owens-Illinois, Inc.(b)	2,084,485
23,875	Packaging Corp. of America	1,549,010
19,846	PolyOne Corp.	714,059
39,114	PPG Industries, Inc.	4,317,794
50,146	Praxair, Inc.	5,890,149
26,708	Reliance Steel & Aluminum Co.	1,975,591
26,553	RPM International, Inc.	1,341,723
25,504	Sealed Air Corp.	1,207,869
8,402	Sensient Technologies Corp.	565,035
6,273	Sherwin-Williams Co. (The)	1,802,296
9,527	Silgan Holdings, Inc.	483,400
25,796	Sonoco Products Co.	1,209,574
58,561	Southern Copper Corp. (Peru)(c)	1,737,505
79,327	Steel Dynamics, Inc.	1,999,834
261,820	United States Steel Corp.(c)	5,003,380
11,430	Valspar Corp. (The)	1,219,467
11,798	Vulcan Materials Co.	1,269,819
9,972	W.R. Grace & Co.(b)	764,653
55,144	WestRock Co.	2,307,776

		182,361,681

	Telecommunication Services—3.4%
1,832,662	AT&T, Inc.	71,143,939
335,392	CenturyLink, Inc.	10,380,382
729,384	Frontier Communications Corp.(c)	4,055,375
68,326	Leap Wireless Corp.(b)	172,181
40,372	Level 3 Communications, Inc.(b)	2,109,841
54,565	Telephone & Data Systems, Inc.	1,613,487
52,549	T-Mobile US, Inc.(b)	2,064,125
911,805	Verizon Communications, Inc.	46,447,347
139,729	Windstream Holdings, Inc.(c)	1,212,848

		139,199,525

	Utilities—4.7%
438,248	AES Corp. (The)	4,890,848
25,809	AGL Resources, Inc.	1,699,781
10,804	ALLETE, Inc.	607,077
25,371	Alliant Energy Corp.	1,789,163
73,826	Ameren Corp.	3,543,648
133,500	American Electric Power Co., Inc.	8,477,250
30,205	American Water Works Co., Inc.	2,197,716
18,810	Aqua America, Inc.	595,525
20,722	Atmos Energy Corp.	1,503,381
17,824	Avista Corp.	714,208
11,223	Black Hills Corp.(c)	680,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
163,646	Calpine Corp.(b)	$2,582,334
175,544	CenterPoint Energy, Inc.	3,765,419
62,543	CMS Energy Corp.	2,544,249
86,560	Consolidated Edison, Inc.	6,457,376
119,047	Dominion Resources, Inc.	8,508,289
49,538	DTE Energy Co.	4,416,808
198,865	Duke Energy Corp.	15,666,585
100,604	Dynegy, Inc.(b)	1,773,648
84,498	Edison International	5,974,854
76,618	Entergy Corp.	5,760,141
65,322	Eversource Energy	3,686,774
382,817	Exelon Corp.	13,433,048
203,637	FirstEnergy Corp.	6,636,530
46,001	Great Plains Energy, Inc.	1,436,611
34,901	Hawaiian Electric Industries, Inc.	1,140,914
9,893	IDACORP, Inc.	719,518
15,661	ITC Holdings Corp.	690,180
81,604	MDU Resources Group, Inc.	1,636,976
22,604	National Fuel Gas Co.	1,254,522
18,555	New Jersey Resources Corp.	662,042
82,721	NextEra Energy, Inc.	9,726,335
51,167	NiSource, Inc.	1,162,003
9,676	NorthWestern Corp.	549,984
308,675	NRG Energy, Inc.	4,660,992
59,005	OGE Energy Corp.	1,745,958
10,160	ONE Gas, Inc.	594,055
134,094	PG&E Corp.	7,804,271
11,184	Piedmont Natural Gas Co., Inc.	668,803
31,082	Pinnacle West Capital Corp.	2,258,107
21,789	PNM Resources, Inc.	690,275
22,907	Portland General Electric Co.	909,866
177,834	PPL Corp.	6,693,672
146,416	Public Service Enterprise Group, Inc.	6,754,170
34,284	Questar Corp.	859,500
32,694	SCANA Corp.	2,245,751
51,772	Sempra Energy	5,350,636
240,459	Southern Co. (The)	12,046,996
12,479	Southwest Gas Corp.	810,012
7,350	Spire, Inc.	470,106
55,505	TECO Energy, Inc.	1,541,374
46,544	UGI Corp.	1,872,930
22,301	Vectren Corp.	1,089,404
41,214	WEC Energy Group, Inc.	2,399,067
32,220	Westar Energy, Inc.	1,662,874
11,212	WGL Holdings, Inc.	761,183
127,680	Xcel Energy, Inc.	5,111,030

		195,884,771

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $3,870,760,041)—100.0%	4,141,466,407

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
91,230,757	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(e)(f) (Cost $91,230,757)	$91,230,757

	Total Investments (Cost $3,961,990,798)—102.2%	4,232,697,164
	Other assets less liabilities—(2.2)%	(90,296,628)

	Net Assets—100.0%	$4,142,400,536

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments(a)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—15.6%
25,672	1-800-FLOWERS.COM, Inc., Class A(b)	$201,525
66,526	Aaron’s, Inc.	1,743,646
22,312	AMC Networks, Inc., Class A(b)	1,455,412
26,009	American Public Education, Inc.(b)	602,368
7,328	America’s Car-Mart, Inc.(b)(c)	194,705
224,677	Arcos Dorados Holdings, Inc., Class A (Argentina)(b)	932,410
22,176	Arctic Cat, Inc.	368,787
56,853	Ascent Capital Group, Inc., Series A(b)	856,775
108,004	Barnes & Noble Education, Inc.(b)	1,010,917
177,309	Barnes & Noble, Inc.	2,083,381
7,891	Bassett Furniture Industries, Inc.	232,863
79,375	Beazer Homes USA, Inc.(b)	652,463
85,238	Belmond Ltd., Class A (United Kingdom)(b)	780,780
32,684	Big 5 Sporting Goods Corp.	395,150
1,246	Biglari Holdings, Inc.(b)	465,929
12,629	BJ’s Restaurants, Inc.(b)	563,253
32,072	Black Diamond, Inc.(b)	136,306
7,985	Blue Nile, Inc.	205,853
28,936	Bob Evans Farms, Inc.	1,317,745
144,643	Bon-Ton Stores, Inc. (The)(c)	337,018
14,494	Boot Barn Holdings, Inc.(b)(c)	118,851
79,482	Boyd Gaming Corp.(b)	1,481,544
34,548	Bravo Brio Restaurant Group, Inc.(b)	254,619
37,098	Bridgepoint Education, Inc.(b)	353,915
14,484	Bright Horizons Family Solutions, Inc.(b)	950,440
44,727	Buckle, Inc. (The)(c)	1,294,399
7,448	Buffalo Wild Wings, Inc.(b)	995,500
14,590	Build-A-Bear Workshop, Inc.(b)	192,150
3,116	Cable One, Inc.	1,430,119
43,780	CalAtlantic Group, Inc.	1,417,159
51,326	Caleres, Inc.	1,293,928
50,245	Callaway Golf Co.	469,288
8,924	Capella Education Co.	493,586
299,178	Career Education Corp.(b)	1,597,611
28,888	Carmike Cinemas, Inc.(b)	866,351
11,472	Carriage Services, Inc.	280,261
28,492	Carrols Restaurant Group, Inc.(b)	396,324
16,892	Carter’s, Inc.	1,801,870
22,945	Cato Corp. (The), Class A	839,558
5,026	Cavco Industries, Inc.(b)	440,730
97,345	Central European Media Enterprises Ltd., Class A (Bermuda)(b)(c)	258,938
17,512	Century Communities, Inc.(b)	301,907
24,706	Cheesecake Factory, Inc. (The)	1,260,253
44,954	Chegg, Inc.(b)(c)	204,091
13,092	Children’s Place, Inc. (The)	1,019,998
22,128	Choice Hotels International, Inc.	1,121,004
144,024	Christopher & Banks Corp.(b)	374,462
5,085	Churchill Downs, Inc.	682,305
5,524	Chuy’s Holdings, Inc.(b)	168,703
23,494	Citi Trends, Inc.	421,952
126,884	Clear Channel Outdoor Holdings, Inc., Class A	648,377
57,822	ClubCorp Holdings, Inc.	771,924
11,040	Columbia Sportswear Co.	646,613

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
37,348	Conn’s, Inc.(b)(c)	$513,162
24,380	Container Store Group, Inc. (The)(b)(c)	173,098
23,979	Cooper-Standard Holding, Inc.(b)	1,849,021
98,792	Crocs, Inc.(b)	824,913
12,402	CSS Industries, Inc.	346,760
225,868	CTC Media, Inc. (Russia)(b)	444,960
4,970	Culp, Inc.	130,413
526,872	Cumulus Media, Inc., Class A(b)	195,786
13,431	Dave & Buster’s Entertainment, Inc.(b)	519,780
18,609	Del Frisco’s Restaurant Group, Inc.(b)	296,441
38,143	Denny’s Corp.(b)	377,234
41,770	Destination Maternity Corp.(c)	291,137
20,683	Diamond Resorts International, Inc.(b)(c)	438,686
12,206	DineEquity, Inc.	1,049,716
13,144	Domino’s Pizza, Inc.	1,588,847
10,130	Dorman Products, Inc.(b)	544,893
37,987	DreamWorks Animation SKG, Inc., Class A(b)	1,516,441
15,377	Drew Industries, Inc.	996,891
33,874	Dunkin’ Brands Group, Inc.	1,575,141
27,847	E.W. Scripps Co. (The), Class A(b)	422,717
16,980	Eldorado Resorts, Inc.(b)	222,608
27,760	Entravision Communications Corp., Class A	220,692
53,619	Eros International PLC, Class A(b)(c)	717,422
18,634	Ethan Allen Interiors, Inc.	634,301
88,540	Express, Inc.(b)	1,609,657
47,783	Extended Stay America, Inc.	747,804
134,307	Federal-Mogul Holdings Corp.(b)	1,240,997
13,282	Fiesta Restaurant Group, Inc.(b)	426,485
60,660	Finish Line, Inc. (The), Class A	1,198,035
19,745	Five Below, Inc.(b)	823,367
6,191	Flexsteel Industries, Inc.	253,150
24,000	Francesca’s Holdings Corp.(b)	398,400
59,167	Fred’s, Inc., Class A	867,980
21,895	FTD Cos., Inc.(b)	608,900
31,657	Fuel Systems Solutions, Inc.(b)	167,782
12,437	Gentherm, Inc.(b)	456,935
22,365	G-III Apparel Group Ltd.(b)	1,012,016
27,911	Global Eagle Entertainment, Inc.(b)	223,567
42,263	GoPro, Inc., Class A(b)(c)	534,204
20,428	Grand Canyon Education, Inc.(b)	893,316
52,748	Gray Television, Inc.(b)	677,812
207,356	Groupon, Inc., Class A(b)	750,629
146,560	Harte-Hanks, Inc.	266,739
25,078	Haverty Furniture Cos., Inc.	468,206
14,717	Helen of Troy Ltd.(b)	1,464,783
80,763	hhgregg, Inc.(b)(c)	157,488
23,585	Hibbett Sports, Inc.(b)	851,419
6,523	Hooker Furniture Corp.	161,770
30,326	Horizon Global Corp.(b)	372,100
77,293	Houghton Mifflin Harcourt Co.(b)	1,585,279
313,354	Hovnanian Enterprises, Inc., Class A(b)(c)	523,301
30,783	HSN, Inc.	1,632,423
25,657	Hyatt Hotels Corp., Class A(b)	1,228,457
147,183	Iconix Brand Group, Inc.(b)(c)	1,248,112
17,044	IMAX Corp.(b)	545,408
6,343	Installed Building Products, Inc.(b)	168,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
19,132	International Speedway Corp., Class A	$640,731
43,025	Interval Leisure Group, Inc.(c)	607,513
19,105	Intrawest Resorts Holdings, Inc.(b)	165,067
16,645	iRobot Corp.(b)(c)	622,190
25,607	Isle of Capri Casinos, Inc.(b)	381,544
127,543	ITT Educational Services, Inc.(b)(c)	274,217
14,820	J. Alexander’s Holdings, Inc.(b)	152,646
15,921	Jack in the Box, Inc.	1,075,464
43,368	JAKKS Pacific, Inc.(b)(c)	325,260
37,854	John Wiley & Sons, Inc., Class A	1,877,180
7,026	Johnson Outdoors, Inc., Class A	169,537
68,576	K12, Inc.(b)	842,799
16,238	Kandi Technologies Group, Inc. (China)(b)(c)	116,751
38,741	Kate Spade & Co.(b)	996,806
115,330	KB Home(c)	1,565,028
18,874	Kirkland’s, Inc.	309,911
24,608	Krispy Kreme Doughnuts, Inc.(b)	428,425
97,379	La Quinta Holdings, Inc.(b)	1,243,530
26,987	Lands’ End, Inc.(b)(c)	656,594
33,442	La-Z-Boy, Inc.	865,145
9,056	LGI Homes, Inc.(b)(c)	253,659
9,664	Liberty Broadband Corp., Class A(b)	553,940
25,597	Liberty Broadband Corp., Class C(b)	1,465,428
58,953	Liberty TripAdvisor Holdings, Inc., Series A(b)	1,300,503
4,827	Liberty Ventures, Series A(b)	193,080
30,533	LifeLock, Inc.(b)	355,404
16,479	Lifetime Brands, Inc.	284,592
50,115	Lions Gate Entertainment Corp.	1,112,553
16,617	Lithia Motors, Inc., Class A	1,379,543
20,373	Loral Space & Communications, Inc.(b)	747,282
24,861	Lululemon Athletica, Inc.(b)(c)	1,629,639
64,987	Lumber Liquidators Holdings, Inc.(b)(c)	968,956
40,730	M/I Homes, Inc.(b)	818,673
20,856	Marcus Corp. (The)	403,564
21,241	MarineMax, Inc.(b)	403,791
12,997	Marriott Vacations Worldwide Corp.	814,132
12,735	Mattress Firm Holding Corp.(b)(c)	496,920
144,033	McClatchy Co. (The), Class A(b)	159,877
53,253	MDC Holdings, Inc.	1,310,556
24,513	MDC Partners, Inc., Class A(c)	496,143
63,766	Media General, Inc.(b)	1,105,065
36,567	Meredith Corp.	1,876,253
43,566	Meritage Homes Corp.(b)	1,482,551
25,587	Metaldyne Performance Group, Inc.	407,601
55,822	Michaels Cos., Inc. (The)(b)	1,587,019
73,477	Modine Manufacturing Co.(b)	794,286
7,028	Monarch Casino & Resort, Inc.(b)	133,532
10,823	Monro Muffler Brake, Inc.	749,168
8,395	Motorcar Parts of America, Inc.(b)	269,228
14,753	Movado Group, Inc.	416,182
33,644	MSG Networks, Inc., Class A(b)	574,976
10,322	NACCO Industries, Inc., Class A	614,365
71,475	National CineMedia, Inc.	1,014,945
7,726	Nautilus, Inc.(b)	136,287
32,327	New Media Investment Group, Inc.	518,848
86,897	New York Times Co. (The), Class A	1,114,020

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
11,606	Nexstar Broadcasting Group, Inc., Class A(c)	$595,736
13,223	Noodles & Co., Class A(b)(c)	147,436
14,995	Nutrisystem, Inc.	330,190
24,168	Overstock.com, Inc.(b)	352,611
9,379	Oxford Industries, Inc.	622,953
10,560	Papa John’s International, Inc.	597,590
34,164	Party City Holdco, Inc.(b)	489,570
50,474	Penn National Gaming, Inc.(b)	814,146
27,965	Perry Ellis International, Inc.(b)	532,733
19,672	PetMed Express, Inc.(c)	359,998
233,693	Pier 1 Imports, Inc.	1,610,145
52,149	Pinnacle Entertainment, Inc.(b)	575,725
15,187	Pool Corp.	1,327,496
3,116	Popeyes Louisiana Kitchen, Inc.(b)	167,516
16,084	Potbelly Corp.(b)(c)	229,197
23,187	Reading International, Inc., Class A(b)	300,735
9,809	Red Robin Gourmet Burgers, Inc.(b)	636,212
71,195	Regis Corp.(b)	973,236
15,516	Restoration Hardware Holdings, Inc.(b)(c)	671,377
18,783	Rocky Brands, Inc.	226,335
176,124	Ruby Tuesday, Inc.(b)	774,946
13,728	Ruth’s Hospitality Group, Inc.	218,001
37,904	Scholastic Corp.	1,378,948
99,600	Scientific Games Corp., Class A(b)	988,032
29,358	Sears Hometown and Outlet Stores, Inc.(b)	198,754
45,820	Select Comfort Corp.(b)	1,130,838
35,211	Shiloh Industries, Inc.(b)	227,111
14,298	Shoe Carnival, Inc.	366,458
21,781	Shutterfly, Inc.(b)	1,001,490
48,432	Sinclair Broadcast Group, Inc., Class A	1,553,214
54,507	Sizmek, Inc.(b)	144,444
42,679	Skechers U.S.A., Inc., Class A(b)	1,410,541
37,141	Skullcandy, Inc.(b)	126,651
24,459	Smith & Wesson Holding Corp.(b)	533,940
27,735	SodaStream International Ltd. (Israel)(b)(c)	380,524
17,946	Sonic Corp.	616,804
69,202	Sotheby’s	1,885,062
18,038	Speedway Motorsports, Inc.	316,026
14,761	Sportsman’s Warehouse Holdings, Inc.(b)	167,980
107,827	Stage Stores, Inc.(c)	793,607
15,929	Standard Motor Products, Inc.	565,639
27,240	Starz, Class A(b)	741,200
75,929	Stein Mart, Inc.	549,726
37,031	Steven Madden Ltd.(b)	1,296,455
33,740	Stoneridge, Inc.(b)	481,132
3,892	Strattec Security Corp.	205,887
17,026	Strayer Education, Inc.(b)	845,171
13,001	Sturm Ruger & Co., Inc.	832,454
30,801	Superior Industries International, Inc.	804,522
47,115	Taylor Morrison Home Corp., Class A(b)	678,456
29,137	Tempur Sealy International, Inc.(b)	1,767,742
4,044	Tesla Motors, Inc.(b)(c)	973,633
24,722	Texas Roadhouse, Inc.	1,006,680
9,740	Tile Shop Holdings, Inc. (The)(b)	173,762
21,947	Tilly’s, Inc., Class A(b)	138,047
26,226	TopBuild Corp.(b)	818,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
49,050	Tower International, Inc.	$1,125,698
105,161	TRI Pointe Homes, Inc.(b)	1,219,868
20,372	TripAdvisor, Inc., Class A(b)	1,315,827
73,039	Tuesday Morning Corp.(b)	633,979
31,124	Tumi Holdings, Inc.(b)	830,388
23,326	Unifi, Inc.(b)	600,878
8,276	Universal Electronics, Inc.(b)	549,609
72,138	Universal Technical Institute, Inc.	284,945
10,371	Vail Resorts, Inc.	1,344,496
19,055	Vera Bradley, Inc.(b)	334,225
28,047	Vince Holding Corp.(b)(c)	173,330
27,209	Vitamin Shoppe, Inc.(b)	744,710
66,778	VOXX International Corp., Class A(b)	299,833
3,861	Wayfair, Inc., Class A(b)	145,753
16,517	WCI Communities, Inc.(b)	263,942
52,647	Weight Watchers International, Inc.(b)(c)	681,779
18,497	West Marine, Inc.(b)	185,340
64,716	William Lyon Homes, Class A(b)(c)	912,496
23,616	Winnebago Industries, Inc.(c)	511,050
93,085	Wolverine World Wide, Inc.	1,763,961
23,103	World Wrestling Entertainment, Inc., Class A(c)	384,434
20,997	ZAGG, Inc.(b)	168,186
23,534	Zumiez, Inc.(b)(c)	394,901

		172,624,311

	Consumer Staples—3.1%
42,262	Adecoagro SA (Luxembourg)(b)	450,513
20,683	Alliance One International, Inc.(b)	527,623
10,590	Amira Nature Foods Ltd. (United Arab Emirates)(b)(c)	76,777
31,668	B&G Foods, Inc.	1,305,038
17,243	Blue Buffalo Pet Products, Inc.(b)(c)	426,937
2,529	Boston Beer Co., Inc. (The), Class A(b)	394,726
7,471	Calavo Growers, Inc.	427,117
13,550	Cal-Maine Foods, Inc.(c)	687,798
18,358	Central Garden & Pet Co.(b)	298,685
65,962	Central Garden & Pet Co., Class A(b)	1,074,521
17,634	Chefs’ Warehouse, Inc. (The)(b)	339,807
2,203	Coca-Cola Bottling Co. Consolidated	351,092
18,309	Coty, Inc., Class A(c)	556,594
95,703	Elizabeth Arden, Inc.(b)(c)	979,042
39,004	Fresh Del Monte Produce, Inc.	1,687,313
15,622	Ingles Markets, Inc., Class A	563,486
11,556	Inter Parfums, Inc.	353,845
27,108	Inventure Foods, Inc.(b)	194,093
5,777	J & J Snack Foods Corp.	584,228
5,175	John B. Sanfilippo & Son, Inc.	286,333
12,035	Lancaster Colony Corp.	1,402,077
30,616	Landec Corp.(b)	344,430
8,177	Medifast, Inc.	257,821
6,099	National Beverage Corp.(b)	285,067
8,618	Nutraceutical International Corp.(b)	203,299
17,614	Omega Protein Corp.(b)	327,444
6,509	Orchids Paper Products Co.	199,631
32,447	Performance Food Group Co.(b)	839,728
61,249	Pilgrim’s Pride Corp.(b)	1,648,211

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
22,903	Post Holdings, Inc., Class A(b)	$1,645,351
10,994	PriceSmart, Inc.	951,421
9,706	Revlon, Inc., Class A(b)	353,590
16,798	Sanderson Farms, Inc.(c)	1,541,049
214	Seaboard Corp.(b)	642,642
11,374	Seneca Foods Corp., Class A(b)	370,679
46,134	Smart & Final Stores, Inc.(b)	734,453
40,764	Snyder’s-Lance, Inc.	1,303,225
80,426	SpartanNash Co.	2,227,800
12,319	Spectrum Brands Holdings, Inc.(c)	1,399,438
57,070	Sprouts Farmers Market, Inc.(b)	1,601,955
105,668	SunOpta, Inc. (Canada)(b)	568,494
10,485	Tootsie Roll Industries, Inc., Class A(c)	373,685
2,464	USANA Health Sciences, Inc.(b)	291,836
60,386	Vector Group Ltd.	1,304,338
14,942	Village Super Market, Inc., Class A	364,585
4,054	WD-40 Co.	414,724
22,437	Weis Markets, Inc.	1,021,332

		34,183,873

	Energy—9.0%
232,210	Abraxas Petroleum Corp.(b)	352,959
96,985	Aegean Marine Petroleum Network, Inc. (Greece)(c)	779,759
101,043	Alon USA Energy, Inc.(c)	1,060,952
35,705	Antero Resources Corp.(b)	1,010,452
551,723	Approach Resources, Inc.(b)(c)	1,616,548
306,899	Archrock, Inc.	3,022,955
19,790	Ardmore Shipping Corp. (Ireland)	185,037
563,419	Basic Energy Services, Inc.(b)(c)	1,802,941
513,645	Bill Barrett Corp.(b)(c)	4,088,614
431,737	Bonanza Creek Energy, Inc.(b)(c)	1,675,140
109,379	Bristow Group, Inc.	2,506,967
620,499	C&J Energy Services Ltd.(b)(c)	899,724
68,664	Callon Petroleum Co.(b)	721,659
50,690	CARBO Ceramics, Inc.(c)	752,747
55,390	Carrizo Oil & Gas, Inc.(b)	1,959,144
37,797	Clayton Williams Energy, Inc.(b)(c)	685,260
114,972	Clean Energy Fuels Corp.(b)(c)	328,820
747,037	Cloud Peak Energy, Inc.(b)(c)	1,650,952
446,226	Cobalt International Energy, Inc.(b)	1,441,310
848,415	Comstock Resources, Inc.(b)(c)	690,695
73,317	Contango Oil & Gas Co.(b)	922,328
13,937	Core Laboratories NV(c)	1,862,819
61,926	CVR Energy, Inc.(c)	1,503,563
76,037	DHT Holdings, Inc.	436,452
12,771	Diamondback Energy, Inc.(b)	1,105,713
37,198	Dorian LPG Ltd.(b)	377,932
27,409	Dril-Quip, Inc.(b)	1,776,651
128,121	DryShips, Inc. (Greece)(b)	513,765
185,240	Eclipse Resources Corp.(b)(c)	450,133
502,670	EP Energy Corp., Class A(b)(c)	2,468,110
63,007	Era Group, Inc.(b)	600,457
790,122	EXCO Resources, Inc.(b)(c)	1,200,985
95,896	Fairmount Santrol Holdings, Inc.(b)(c)	383,584
122,284	Forum Energy Technologies, Inc.(b)	2,047,034
18,799	Frank’s International NV(c)	313,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
37,218	Frontline Ltd. (Norway)(c)	$306,676
43,253	GasLog Ltd. (Monaco)(c)	554,071
168,830	Gastar Exploration, Inc.(b)(c)	335,972
44,075	Geospace Technologies Corp.(b)(c)	721,067
99,959	Green Plains, Inc.	1,809,258
32,342	Gulf Island Fabrication, Inc.	242,888
16,931	Gulfmark Offshore, Inc., Class A(b)(c)	114,792
1,279,686	Halcon Resources Corp.(b)(c)	1,561,217
580,767	Helix Energy Solutions Group, Inc.(b)	5,012,019
215,970	Hornbeck Offshore Services, Inc.(b)(c)	2,535,488
25,252	InterOil Corp. (Singapore)(b)(c)	845,184
39,507	Ion Geophysical Corp.(b)(c)	361,884
153,296	Jones Energy, Inc., Class A(b)(c)	735,821
1,260,754	Key Energy Services, Inc.(b)(c)	666,813
139,421	Kosmos Energy Ltd.(b)	903,448
276,126	Laredo Petroleum, Inc.(b)(c)	3,363,215
34,059	Matador Resources Co.(b)(c)	733,971
33,951	Matrix Service Co.(b)	639,637
18,272	Memorial Resource Development Corp.(b)	238,998
13,977	Natural Gas Services Group, Inc.(b)	321,331
8,350	Navigator Holdings Ltd. (United Kingdom)(b)	127,254
269,240	Newpark Resources, Inc.(b)	1,257,351
80,141	Nordic American Tankers Ltd.(c)	1,234,973
80,704	North Atlantic Drilling Ltd. (Norway)(b)(c)	305,061
294,874	Northern Oil and Gas, Inc.(b)(c)	1,610,012
808,668	Ocean Rig UDW, Inc. (Cyprus)(c)	1,698,203
358,506	Pacific Drilling SA(b)	240,271
138,016	Pacific Ethanol, Inc.(b)(c)	652,816
11,081	Panhandle Oil and Gas, Inc., Class A	209,320
459,584	Parker Drilling Co.(b)	1,406,327
37,409	Parsley Energy, Inc., Class A(b)	876,119
23,542	PDC Energy, Inc.(b)	1,478,202
22,113	PHI, Inc.(b)	495,773
579,250	Pioneer Energy Services Corp.(b)	1,801,468
133,782	Renewable Energy Group, Inc.(b)	1,300,361
7,503	REX American Resources Corp.(b)(c)	407,938
509,365	Rex Energy Corp.(b)(c)	514,459
86,948	Rice Energy, Inc.(b)	1,505,070
11,554	RigNet, Inc.(b)	197,573
61,903	RPC, Inc.(c)	935,973
35,773	RSP Permian, Inc.(b)	1,095,012
224,082	Sanchez Energy Corp.(b)(c)	2,014,497
167,290	Scorpio Tankers, Inc. (Monaco)	1,047,235
65,863	SemGroup Corp., Class A	2,019,360
372,031	Seventy Seven Energy, Inc.(b)	70,946
95,567	Ship Finance International Ltd. (Norway)(c)	1,449,751
29,643	Synergy Resources Corp.(b)	214,022
91,639	Teekay Tankers Ltd., Class A (Bermuda)	361,058
81,034	Tesco Corp.	766,582
144,302	TETRA Technologies, Inc.(b)	1,038,974
431,933	Triangle Petroleum Corp.(b)(c)	193,895
150,533	Tsakos Energy Navigation Ltd. (Greece)	957,390
2,955,958	Ultra Petroleum Corp.(b)(c)	922,850
47,774	US Silica Holdings, Inc.(c)	1,220,626
168,876	VAALCO Energy, Inc.(b)	207,717
488,496	W&T Offshore, Inc.(b)(c)	1,177,275

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
87,896	Westmoreland Coal Co.(b)(c)	$626,698
187,105	Willbros Group, Inc.(b)	598,736

		99,436,062

	Financials—24.1%
14,953	1st Source Corp.	514,981
32,439	Acadia Realty Trust REIT	1,093,194
61,713	AG Mortgage Investment Trust, Inc. REIT	826,337
7,886	Agree Realty Corp. REIT	305,819
23,101	Alexander & Baldwin, Inc.	883,382
1,047	Alexander’s, Inc. REIT	400,655
12,862	Altisource Asset Management Corp. (U.S. Virgin Islands)(b)(c)	215,438
12,252	Altisource Portfolio Solutions SA(b)(c)	383,365
156,201	Altisource Residential Corp. REIT(c)	1,815,056
22,438	American Assets Trust, Inc. REIT	890,115
80,310	American Capital Mortgage Investment Corp. REIT	1,190,997
90,127	American Homes 4 Rent, Class A REIT	1,425,809
15,914	American National Insurance Co.	1,847,934
12,676	Ameris Bancorp	398,026
9,096	AMERISAFE, Inc.	490,092
40,999	AmTrust Financial Services, Inc.	1,018,825
3,488	Anchor BanCorp Wisconsin, Inc.(b)(c)	166,936
249,240	Anworth Mortgage Asset Corp. REIT	1,176,413
34,237	Apollo Commercial Real Estate Finance, Inc. REIT	545,395
64,802	Apollo Residential Mortgage, Inc. REIT	878,715
38,007	Ares Commercial Real Estate Corp. REIT	456,084
29,257	Argo Group International Holdings Ltd.	1,608,257
42,500	Arlington Asset Investment Corp., Class A(c)	549,950
24,681	Armada Hoffler Properties, Inc. REIT	288,768
42,293	ARMOUR Residential REIT, Inc. REIT	899,995
9,772	Arrow Financial Corp.	275,180
10,240	Artisan Partners Asset Management, Inc., Class A	330,854
34,229	Ashford Hospitality Prime, Inc. REIT	383,022
197,820	Ashford Hospitality Trust, Inc. REIT	1,105,814
85,244	Astoria Financial Corp.	1,282,070
10,193	Baldwin & Lyons, Inc., Class B	249,117
22,245	Banc of California, Inc.	452,686
6,251	BancFirst Corp.	389,875
39,503	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,021,548
72,565	Bancorp, Inc. (The)(b)	411,444
67,438	BancorpSouth, Inc.	1,584,119
27,073	Bank Mutual Corp.	218,750
4,173	Bank of Marin Bancorp	204,560
22,179	Bank of the Ozarks, Inc.	915,993
8,175	Banner Corp.	349,726
53,252	BBCN Bancorp, Inc.	831,796
43,046	Beneficial Bancorp, Inc.(b)	597,909
23,292	Berkshire Hills Bancorp, Inc.	632,145
146,555	BGC Partners, Inc., Class A	1,330,719
47,148	Blackstone Mortgage Trust, Inc., Class A REIT	1,295,627
22,092	Blue Hills Bancorp, Inc.	322,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
13,254	BNC Bancorp	$296,359
21,254	BofI Holding, Inc.(b)(c)	432,944
23,409	BOK Financial Corp.(c)	1,408,754
67,014	Boston Private Financial Holdings, Inc.	818,911
7,328	Bridge Bancorp, Inc.	223,064
69,298	Brookline Bancorp, Inc.	788,611
10,580	Bryn Mawr Bank Corp.	300,684
58,424	Calamos Asset Management, Inc., Class A	481,414
8,208	Camden National Corp.	357,130
6,612	Capital Bank Financial Corp., Class A	199,881
164,276	Capstead Mortgage Corp. REIT	1,596,763
19,435	Cardinal Financial Corp.	430,097
27,145	CareTrust REIT, Inc. REIT	345,284
25,701	Cash America International, Inc.	949,909
22,838	CatchMark Timber Trust, Inc., Class A REIT	242,311
44,824	Cathay General Bancorp	1,368,028
22,839	CBOE Holdings, Inc.	1,415,104
78,483	Cedar Realty Trust, Inc. REIT	543,102
20,642	Centerstate Banks, Inc.	336,258
19,017	Central Pacific Financial Corp.	443,857
13,762	Charter Financial Corp.	172,438
22,419	Chatham Lodging Trust REIT	477,749
26,096	Chemical Financial Corp.(c)	1,003,652
9,667	Cherry Hill Mortgage Investment Corp. REIT	137,368
39,079	Chesapeake Lodging Trust REIT	962,516
13,151	City Holding Co.	645,977
16,956	Clifton Bancorp, Inc.	252,305
46,985	CNA Financial Corp.	1,484,726
20,853	CoBiz Financial, Inc.	252,530
13,109	Cohen & Steers, Inc.	514,790
91,828	Colony Capital, Inc., Class A REIT	1,623,519
12,375	Colony Starwood Homes REIT	301,579
40,485	Columbia Banking System, Inc.	1,193,903
30,437	Community Bank System, Inc.	1,204,392
14,433	Community Trust Bancorp, Inc.	517,712
17,515	ConnectOne Bancorp, Inc.	301,433
51,782	Consumer Portfolio Services, Inc.(b)	204,539
16,067	CorEnergy Infrastructure Trust, Inc. REIT(c)	342,066
7,458	CoreSite Realty Corp. REIT	558,828
146,232	Cousins Properties, Inc. REIT	1,513,501
146,023	Cowen Group, Inc., Class A(b)	508,890
2,980	Credit Acceptance Corp.(b)(c)	584,885
50,124	CubeSmart REIT	1,484,172
17,750	Customers Bancorp, Inc.(b)	461,145
62,666	CVB Financial Corp.	1,076,602
16,001	CyrusOne, Inc. REIT	706,124
226,355	CYS Investments, Inc. REIT	1,835,739
1,755	Diamond Hill Investment Group, Inc.	307,581
29,485	Dime Community Bancshares, Inc.	533,973
36,724	DuPont Fabros Technology, Inc. REIT	1,462,350
104,097	Dynex Capital, Inc. REIT	676,630
10,498	Eagle Bancorp, Inc.(b)	532,249
21,186	EastGroup Properties, Inc. REIT	1,265,863
24,298	Education Realty Trust, Inc. REIT	966,331
14,057	eHealth, Inc.(b)	157,298
43,093	Empire State Realty Trust, Inc., Class A REIT	797,651

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
25,934	Employers Holdings, Inc.	$770,240
43,857	Encore Capital Group, Inc.(b)(c)	1,234,575
83,085	Enova International, Inc.(b)	731,979
9,100	Enstar Group Ltd. (Bermuda)(b)	1,441,804
11,048	Enterprise Financial Services Corp.	302,384
48,076	Equity One, Inc. REIT	1,360,551
20,395	Essent Group Ltd.(b)	416,466
96,057	EverBank Financial Corp.	1,448,540
19,468	Evercore Partners, Inc., Class A	1,005,328
395,569	EZCORP, Inc., Class A(b)	1,958,067
9,777	FactSet Research Systems, Inc.	1,473,883
10,727	FBL Financial Group, Inc., Class A	648,662
11,337	FBR & Co.	209,734
4,703	FCB Financial Holdings, Inc., Class A(b)	164,370
9,333	Federal Agricultural Mortgage Corp., Class C	379,666
5,731	Federated National Holding Co.	109,176
72,836	FelCor Lodging Trust, Inc. REIT	521,506
14,910	Fidelity & Guaranty Life(c)	394,220
14,154	Fidelity Southern Corp.	228,729
12,371	Financial Engines, Inc.(c)	398,470
9,483	Financial Institutions, Inc.	265,524
406,343	First BanCorp(b)	1,584,738
17,935	First Bancorp/Southern Pines NC	365,874
5,696	First Business Financial Services, Inc.	144,166
19,588	First Cash Financial Services, Inc.(b)	895,759
5,374	First Citizens BancShares, Inc., Class A	1,370,370
77,752	First Commonwealth Financial Corp.	713,763
18,030	First Community Bancshares, Inc.	375,204
6,785	First Defiance Financial Corp.	268,550
72,843	First Financial Bancorp	1,420,438
30,159	First Financial Bankshares, Inc.(c)	976,548
10,520	First Financial Corp.	372,724
50,699	First Industrial Realty Trust, Inc. REIT	1,163,035
18,436	First Interstate BancSystem, Inc., Class A	499,616
22,317	First Merchants Corp.	572,431
55,463	First Midwest Bancorp, Inc.	1,024,956
12,609	First NBC Bank Holding Co.(b)	274,120
7,348	First of Long Island Corp. (The)	224,922
98,214	First Potomac Realty Trust REIT	825,980
30,997	Five Oaks Investment Corp. REIT	187,532
22,778	Flagstar Bancorp, Inc.(b)	539,155
27,218	Flushing Financial Corp.	542,999
163,309	FNFV Group(b)	1,758,838
57,675	Forestar Group, Inc.(b)	778,612
6,691	Fox Chase Bancorp, Inc.	131,880
117,877	Franklin Street Properties Corp. REIT	1,251,854
36,043	FXCM, Inc., Class A(b)(c)	420,261
39,228	Gain Capital Holdings, Inc.	268,712
58,797	Gaming and Leisure Properties, Inc. REIT	1,927,954
24,780	Getty Realty Corp. REIT	487,670
57,545	Glacier Bancorp, Inc.	1,489,840
23,696	Gladstone Commercial Corp. REIT	398,804
9,831	Global Indemnity PLC, Class A(b)	309,185
106,439	Government Properties Income Trust REIT(c)	2,013,826
202,627	Gramercy Property Trust REIT	1,716,251
8,785	Great Southern Bancorp, Inc.	332,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
61,340	Great Western Bancorp, Inc.	$1,933,437
20,748	Green Bancorp, Inc.(b)	169,304
33,421	Green Dot Corp., Class A(b)	742,949
37,881	Greenhill & Co., Inc.	834,140
47,067	Greenlight Capital Re Ltd., Class A(b)	1,013,352
18,566	Hanmi Financial Corp.	429,246
11,068	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	214,719
9,036	HCI Group, Inc.	270,719
14,592	Heartland Financial USA, Inc.	488,978
21,147	Heritage Financial Corp.	390,162
16,611	Heritage Insurance Holdings, Inc.	220,760
43,780	Hersha Hospitality Trust REIT	844,516
16,327	HFF, Inc., Class A	519,688
54,281	Hilltop Holdings, Inc.(b)	1,078,021
18,591	Home BancShares, Inc.	799,227
14,862	HomeStreet, Inc.(b)	320,276
17,272	HomeTrust Bancshares, Inc.(b)	320,396
47,255	Horace Mann Educators Corp.	1,469,630
7,686	Horizon Bancorp	187,538
8,458	Houlihan Lokey, Inc., Class A	213,226
16,127	Howard Hughes Corp. (The)(b)	1,696,077
28,735	Hudson Pacific Properties, Inc. REIT	840,499
33,834	IBERIABANK Corp.	1,995,868
14,254	Independent Bank Corp.	215,948
15,187	Independent Bank Corp./MA	714,245
7,373	Independent Bank Group, Inc.	269,852
12,274	Infinity Property & Casualty Corp.	983,884
7,946	InfraREIT, Inc. REIT	131,745
9,561	Interactive Brokers Group, Inc., Class A	363,318
59,647	International Bancshares Corp.	1,562,155
13,960	INTL FCStone, Inc.(b)	381,108
25,543	Investment Technology Group, Inc.	498,599
174,601	Investors Real Estate Trust REIT(c)	1,051,098
81,641	iStar, Inc. REIT(b)	800,082
18,437	James River Group Holdings Ltd.	570,810
120,122	JG Wentworth Co. (The), Class A(b)(c)	138,140
78,542	KCG Holdings, Inc., Class A(b)	1,076,025
29,461	Kennedy-Wilson Holdings, Inc.	636,652
46,638	Kite Realty Group Trust REIT	1,269,953
9,892	Lakeland Financial Corp.	467,793
29,142	LegacyTexas Financial Group, Inc.	718,642
16,288	LTC Properties, Inc. REIT	755,600
78,355	Maiden Holdings Ltd.	958,282
15,241	MainSource Financial Group, Inc.	333,016
5,784	Marcus & Millichap, Inc.(b)	145,063
5,242	MarketAxess Holdings, Inc.	643,508
51,521	Markit Ltd.(b)	1,797,568
11,086	Marlin Business Services Corp.	163,962
42,321	MB Financial, Inc.	1,471,078
137,211	Medical Properties Trust, Inc. REIT	1,826,278
12,890	Mercantile Bank Corp.	310,907
32,594	Meridian Bancorp, Inc.	476,524
4,193	Meta Financial Group, Inc.	208,057
167,156	MGIC Investment Corp.(b)	1,208,538
16,960	MidSouth Bancorp, Inc.	153,488

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
33,026	Monmouth Real Estate Investment Corp. REIT	$379,799
131,419	Monogram Residential Trust, Inc. REIT	1,331,274
6,009	Morningstar, Inc.	499,949
29,455	Nam Tai Property, Inc. (China)	179,675
26,516	National Bank Holdings Corp., Class A	530,055
14,778	National Health Investors, Inc. REIT	1,006,234
8,798	National Interstate Corp.	270,890
15,317	National Storage Affiliates Trust REIT	298,988
3,398	National Western Life Group, Inc., Class A	736,347
65,001	Nationstar Mortgage Holdings, Inc.(b)(c)	753,362
10,952	Navigators Group, Inc. (The)(b)	904,745
39,843	NBT Bancorp, Inc.	1,129,151
21,489	Nelnet, Inc., Class A	900,604
76,504	New Senior Investment Group, Inc. REIT	826,243
201,081	New York Mortgage Trust, Inc. REIT(c)	1,045,621
73,723	New York REIT, Inc. REIT	724,697
159,186	Newcastle Investment Corp. REIT	690,867
51,420	NMI Holdings, Inc., Class A(b)	323,432
32,244	Northfield Bancorp, Inc.	511,390
7,377	Northrim Bancorp, Inc.	190,327
15,907	NorthStar Asset Management Group, Inc.	197,883
126,633	Northwest Bancshares, Inc.	1,775,395
9,489	OceanFirst Financial Corp.	184,846
274,848	Ocwen Financial Corp.(b)	621,156
116,565	OFG Bancorp	1,029,269
126,874	Old National Bancorp	1,700,112
12,730	One Liberty Properties, Inc. REIT	298,137
50,135	OneBeacon Insurance Group Ltd., Class A	621,674
65,905	OneMain Holdings, Inc.(b)(c)	2,097,097
25,760	Oppenheimer Holdings, Inc., Class A	393,613
9,940	Opus Bank	359,033
13,166	Orchid Island Capital, Inc. REIT(c)	127,447
39,497	Oritani Financial Corp.	684,483
13,520	Pacific Continental Corp.	225,243
9,671	Pacific Premier Bancorp, Inc.(b)	224,947
12,442	Park National Corp.	1,142,176
67,111	Parkway Properties, Inc. REIT	1,103,976
12,302	Peapack-Gladstone Financial Corp.	235,460
45,985	Pebblebrook Hotel Trust REIT	1,271,025
64,913	Pennsylvania Real Estate Investment Trust REIT	1,489,104
16,961	Peoples Bancorp, Inc.	364,492
30,365	Phoenix Cos., Inc. (The)(b)	1,123,809
15,982	Physicians Realty Trust REIT	289,754
41,667	PICO Holdings, Inc.(b)	413,753
12,094	Pinnacle Financial Partners, Inc.	594,662
21,138	Piper Jaffray Cos.(b)	881,666
10,846	Pjt Partners, Inc., Class A(c)	242,083
28,737	Post Properties, Inc. REIT	1,648,354
41,415	Potlatch Corp. REIT	1,458,636
46,889	PRA Group, Inc.(b)	1,555,777
16,976	Preferred Apartment Communities, Inc., Class A REIT	209,484
7,328	Preferred Bank	232,737
39,382	Primerica, Inc.	1,951,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
38,338	PrivateBancorp, Inc.	$1,595,244
60,560	Provident Financial Services, Inc.	1,209,989
10,854	PS Business Parks, Inc. REIT	1,039,379
11,903	QTS Realty Trust, Inc., Class A REIT	576,343
115,679	Radian Group, Inc.	1,479,534
289,015	RAIT Financial Trust REIT	878,606
52,299	Ramco-Gershenson Properties Trust REIT	926,215
5,933	RE/MAX Holdings, Inc., Class A	218,334
144,939	Redwood Trust, Inc. REIT(c)	1,878,409
22,707	Regional Management Corp.(b)	375,120
21,840	Renasant Corp.	749,986
10,299	Republic Bancorp, Inc., Class A	281,266
31,553	Resource America, Inc., Class A	199,415
81,183	Resource Capital Corp. REIT(c)	964,454
42,131	Retail Opportunity Investments Corp. REIT	828,717
22,729	Rexford Industrial Realty, Inc. REIT	426,623
6,127	RMR Group, Inc. (The), Class A	152,685
25,568	Rouse Properties, Inc. REIT	472,241
23,168	S&T Bancorp, Inc.	594,723
73,071	Sabra Health Care REIT, Inc. REIT	1,541,067
13,556	Safeguard Scientifics, Inc.(b)	187,073
18,303	Safety Insurance Group, Inc.	1,036,133
20,034	Sandy Spring Bancorp, Inc.	572,772
8,072	Saul Centers, Inc. REIT	429,269
12,560	Seacoast Banking Corp. of Florida(b)	203,723
43,097	SEI Investments Co.	2,072,104
50,550	Select Income REIT	1,170,232
50,047	Selective Insurance Group, Inc.	1,737,131
6,901	Seritage Growth Properties, Class A REIT(c)	368,306
21,466	Silver Bay Realty Trust Corp. REIT	313,404
10,287	Simmons First National Corp., Class A	480,403
13,323	South State Corp.	932,344
22,015	Southside Bancshares, Inc.	643,058
14,181	Southwest Bancorp, Inc.	227,605
12,158	Sovran Self Storage, Inc. REIT	1,291,423
36,133	St. Joe Co. (The)(b)	608,841
45,646	STAG Industrial, Inc., Class A REIT	911,094
17,297	State Auto Financial Corp.	354,761
19,154	State Bank Financial Corp.	399,936
43,946	Sterling Bancorp	718,078
28,427	Stewart Information Services Corp.	989,828
8,011	Stock Yards Bancorp, Inc.	323,965
4,747	Stonegate Bank	149,530
20,256	STORE Capital Corp. REIT	519,972
59,503	Summit Hotel Properties, Inc. REIT	678,334
23,906	Sun Communities, Inc. REIT	1,622,500
34,311	Talmer Bancorp, Inc., Class A	665,633
46,911	Tanger Factory Outlet Centers, Inc. REIT	1,645,638
10,320	Tejon Ranch Co.(b)	232,406
20,398	Terreno Realty Corp. REIT	464,462
8,263	Territorial Bancorp, Inc.	216,738
42,140	Texas Capital Bancshares, Inc.(b)	1,930,855
26,346	TFS Financial Corp.	471,593
56,461	Third Point Reinsurance Ltd. (Bermuda)(b)	642,526
65,175	Tier REIT, Inc. REIT	982,839
9,932	Tompkins Financial Corp.	648,957

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
28,162	TowneBank	$591,402
16,420	TriCo Bancshares	442,026
17,802	TriState Capital Holdings, Inc.(b)	237,835
13,112	Triumph Bancorp, Inc.(b)	208,350
103,470	TrustCo Bank Corp. NY	663,243
75,155	Trustmark Corp.	1,842,049
31,295	UMB Financial Corp.	1,744,696
22,899	UMH Properties, Inc. REIT	224,410
35,512	Union Bankshares Corp.	937,872
45,342	United Bankshares, Inc.(c)	1,754,282
21,114	United Community Banks, Inc.	425,025
39,799	United Financial Bancorp, Inc.	516,591
17,782	United Fire Group, Inc.	796,989
8,703	United Insurance Holdings Corp.	141,946
5,725	Universal Health Realty Income Trust REIT	312,585
17,084	Universal Insurance Holdings, Inc.(c)	300,849
20,355	Univest Corp. of Pennsylvania	401,808
24,108	Urban Edge Properties REIT	625,362
20,237	Urstadt Biddle Properties, Inc., Class A REIT	416,073
7,246	Virtu Financial, Inc., Class A	151,079
4,195	Virtus Investment Partners, Inc.(c)	328,133
19,868	Walker & Dunlop, Inc.(b)	438,089
211,823	Walter Investment Management Corp.(b)(c)	1,535,717
60,241	Washington REIT	1,727,109
11,153	Washington Trust Bancorp, Inc.	408,534
22,182	Waterstone Financial, Inc.	310,992
26,984	WesBanco, Inc.	866,996
19,725	Westamerica Bancorp.(c)	961,002
29,996	Western Alliance Bancorp(b)	1,097,254
108,428	Western Asset Mortgage Capital Corp. REIT(c)	1,081,027
5,364	Westwood Holdings Group, Inc.	308,698
29,276	Whitestone REIT	393,177
41,623	Wilshire Bancorp, Inc.	448,280
39,043	Winthrop Realty Trust REIT	496,627
41,151	Wintrust Financial Corp.	2,140,675
26,268	World Acceptance Corp.(b)(c)	1,139,769
15,508	WSFS Financial Corp.	529,443
11,524	ZAIS Financial Corp. REIT	167,674

		267,172,940

	Health Care—7.0%
7,123	Abaxis, Inc.	322,814
2,914	ABIOMED, Inc.(b)	283,066
12,859	Acadia Healthcare Co., Inc.(b)	812,560
7,831	ACADIA Pharmaceuticals, Inc.(b)	252,941
30,164	Accuray, Inc.(b)(c)	161,679
16,757	Aceto Corp.	375,860
14,813	Acorda Therapeutics, Inc.(b)	382,916
8,970	Adamas Pharmaceuticals, Inc.(b)(c)	151,414
3,169	Agios Pharmaceuticals, Inc.(b)(c)	155,123
21,650	Air Methods Corp.(b)	800,617
15,257	Akorn, Inc.(b)	388,291
10,309	Albany Molecular Research, Inc.(b)(c)	155,150
11,718	Align Technology, Inc.(b)	845,922
28,384	Alkermes PLC(b)	1,128,264
132,300	Allscripts Healthcare Solutions, Inc.(b)	1,772,820
7,020	Almost Family, Inc.(b)	294,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
8,090	Alnylam Pharmaceuticals, Inc.(b)	$542,354
12,224	AMAG Pharmaceuticals, Inc.(b)	324,180
21,421	Amedisys, Inc.(b)	1,102,967
20,630	AMN Healthcare Services, Inc.(b)	732,571
16,995	Amphastar Pharmaceuticals, Inc.(b)	209,038
7,067	Analogic Corp.	558,222
35,972	AngioDynamics, Inc.(b)	440,657
4,880	Anika Therapeutics, Inc.(b)	222,821
4,653	athenahealth, Inc.(b)(c)	620,245
635	Atrion Corp.	252,286
14,242	BioMarin Pharmaceutical, Inc.(b)	1,206,013
216,248	BioScrip, Inc.(b)(c)	570,895
12,128	Bio-Techne Corp.	1,130,087
5,469	Bluebird Bio, Inc.(b)	242,550
41,979	Bruker Corp.	1,188,006
10,407	Cambrex Corp.(b)	502,034
4,857	Cantel Medical Corp.	325,370
19,215	Capital Senior Living Corp.(b)	385,453
42,216	Catalent, Inc.(b)	1,246,638
22,965	Celldex Therapeutics, Inc.(b)(c)	91,860
12,172	Cepheid, Inc.(b)	347,389
17,567	Charles River Laboratories International, Inc.(b)	1,392,536
7,093	Chemed Corp.	920,530
31,645	Chimerix, Inc.(b)	189,237
2,193	China Biologic Products, Inc. (China)(b)	256,581
20,022	Civitas Solutions, Inc.(b)	401,241
8,776	Clovis Oncology, Inc.(b)(c)	122,074
7,037	Computer Programs & Systems, Inc.(c)	361,209
20,054	CONMED Corp.	830,637
5,755	CorVel Corp.(b)	260,126
20,486	Cross Country Healthcare, Inc.(b)	254,641
14,487	CryoLife, Inc.	179,639
8,087	Cynosure, Inc., Class A(b)	395,778
25,036	Depomed, Inc.(b)	435,126
10,817	Diplomat Pharmacy, Inc.(b)(c)	327,647
9,308	Emergent BioSolutions, Inc.(b)	358,544
20,786	Ensign Group, Inc. (The)	468,932
26,804	Exact Sciences Corp.(b)	188,164
9,995	Exactech, Inc.(b)	227,286
20,800	ExamWorks Group, Inc.(b)	749,840
6,863	FibroGen, Inc.(b)	123,534
104,506	Five Star Quality Care, Inc.(b)	254,995
24,287	Globus Medical, Inc., Class A(b)	608,146
22,669	Greatbatch, Inc.(b)	788,881
36,873	Haemonetics Corp.(b)	1,195,791
47,094	Harvard Bioscience, Inc.(b)	139,869
7,172	HealthStream, Inc.(b)	162,231
44,899	Healthways, Inc.(b)	523,073
4,907	HeartWare International, Inc.(b)	163,698
35,251	Hill-Rom Holdings, Inc.	1,704,386
63,992	HMS Holdings Corp.(b)	1,080,825
18,780	Horizon Pharma PLC(b)	288,649
20,217	ICON PLC(b)	1,366,265
5,937	ICU Medical, Inc.(b)	589,782
18,487	IDEXX Laboratories, Inc.(b)	1,559,378

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
36,211	Impax Laboratories, Inc.(b)	$1,207,637
11,013	INC Research Holdings, Inc., Class A(b)	530,056
23,745	Infinity Pharmaceuticals, Inc.(b)	137,721
4,622	Insulet Corp.(b)	153,913
12,592	Integra LifeSciences Holdings Corp.(b)	891,765
58,332	Invacare Corp.	655,652
5,926	Ionis Pharmaceuticals, Inc.(b)	242,788
12,102	Jazz Pharmaceuticals PLC(b)	1,823,771
4,848	Juno Therapeutics, Inc.(b)(c)	204,052
9,798	K2M Group Holdings, Inc.(b)	159,315
3,625	Kite Pharma, Inc.(b)(c)	167,765
10,242	Landauer, Inc.	355,807
8,254	Lannett Co., Inc.(b)(c)	158,312
9,929	LHC Group, Inc.(b)	400,536
6,478	LivaNova PLC(b)	341,585
17,255	Luminex Corp.(b)	346,826
21,257	Masimo Corp.(b)	921,491
26,572	Medicines Co. (The)(b)(c)	945,697
7,704	Medidata Solutions, Inc.(b)	336,126
13,436	Medivation, Inc.(b)	776,601
27,862	Meridian Bioscience, Inc.	532,443
31,332	Merit Medical Systems, Inc.(b)	634,473
14,421	Momenta Pharmaceuticals, Inc.(b)	137,144
28,265	Myriad Genetics, Inc.(b)	1,017,540
11,164	Natus Medical, Inc.(b)	355,797
8,104	Neogen Corp.(b)	382,833
3,652	Neurocrine Biosciences, Inc.(b)	166,458
27,652	Novavax, Inc.(b)(c)	144,896
19,700	NuVasive, Inc.(b)	1,042,918
7,122	Nuvectra Corp.(b)	59,860
16,523	NxStage Medical, Inc.(b)	266,351
17,199	Omnicell, Inc.(b)	547,960
35,082	OPKO Health, Inc.(b)(c)	377,132
23,648	OraSure Technologies, Inc.(b)	169,793
11,992	Orthofix International NV(b)	524,770
1,959	Pacira Pharmaceuticals, Inc.(b)	106,001
25,595	PAREXEL International Corp.(b)	1,563,855
40,795	PharMerica Corp.(b)	964,394
4,687	Phibro Animal Health Corp., Class A	97,208
6,607	Portola Pharmaceuticals, Inc.(b)	156,982
27,098	PRA Health Sciences, Inc.(b)	1,285,800
15,054	Premier, Inc., Class A(b)	508,976
6,186	Press Ganey Holdings, Inc.(b)	188,487
20,249	Prestige Brands Holdings, Inc.(b)	1,149,738
4,738	Prothena Corp. PLC (Ireland)(b)	204,634
15,217	Providence Service Corp. (The)(b)	758,415
6,541	PTC Therapeutics, Inc.(b)(c)	48,534
42,350	Quality Systems, Inc.	596,288
14,430	Quidel Corp.(b)	249,639
70,121	RadNet, Inc.(b)	354,111
54,953	RTI Surgical, Inc.(b)	219,262
11,232	Sagent Pharmaceuticals, Inc.(b)	130,740
22,961	Sangamo BioSciences, Inc.(b)	144,654
9,775	Sarepta Therapeutics, Inc.(b)(c)	138,707
16,634	SciClone Pharmaceuticals, Inc.(b)	219,569
4,906	Seattle Genetics, Inc.(b)	174,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
12,825	Spectranetics Corp. (The)(b)(c)	$218,025
49,481	Spectrum Pharmaceuticals, Inc.(b)(c)	350,820
20,836	Surgery Partners, Inc.(b)(c)	339,418
15,842	Surgical Care Affiliates, Inc.(b)	765,961
26,959	Syneron Medical Ltd. (Israel)(b)	192,218
4,657	Taro Pharmaceutical Industries Ltd.(b)	650,769
43,602	Team Health Holdings, Inc.(b)	1,823,872
57,964	Triple-S Management Corp., Class B(b)	1,509,383
5,400	U.S. Physical Therapy, Inc.	269,244
81,454	Universal American Corp.	606,018
6,464	Vascular Solutions, Inc.(b)	225,917
10,184	Veeva Systems, Inc., Class A(b)	280,162
11,533	Vertex Pharmaceuticals, Inc.(b)	972,693
64,376	VWR Corp.(b)	1,714,977
25,085	West Pharmaceutical Services, Inc.	1,786,052
22,864	Wright Medical Group NV(b)	429,386

		77,908,012

	Industrials—16.4%
23,657	A.O. Smith Corp.	1,826,794
12,320	AAON, Inc.	326,726
64,537	AAR Corp.	1,551,469
169,439	ACCO Brands Corp.(b)	1,616,448
156,596	Accuride Corp.(b)	253,686
54,320	Actuant Corp., Class A	1,450,887
29,146	Advanced Drainage Systems, Inc.(c)	673,856
12,840	Advisory Board Co. (The)(b)	406,258
56,380	Aegion Corp.(b)	1,196,947
32,426	Aerojet Rocketdyne Holdings, Inc.(b)	587,559
9,993	Aerovironment, Inc.(b)	288,598
73,252	Air Transport Services Group, Inc.(b)	1,032,121
89,224	Aircastle Ltd.	1,936,161
9,068	Alamo Group, Inc.	511,798
14,514	Alaska Air Group, Inc.	1,022,221
15,971	Albany International Corp., Class A	643,472
477	Allegiant Travel Co.	76,592
28,017	Allegion PLC	1,833,713
21,733	Altra Industrial Motion Corp.	623,737
4,618	AMERCO	1,625,536
8,087	American Railcar Industries, Inc.(c)	331,648
13,535	American Science & Engineering, Inc.	387,778
3,464	American Woodmark Corp.(b)	252,318
13,052	Apogee Enterprises, Inc.	540,875
36,085	Applied Industrial Technologies, Inc.	1,653,776
60,276	ARC Document Solutions, Inc.(b)	248,337
45,912	ArcBest Corp.	876,460
6,481	Argan, Inc.	221,521
15,356	Astec Industries, Inc.	743,230
9,494	Astronics Corp.(b)	350,803
28,340	Atento SA (Spain)(b)	242,307
4,273	Atlas Air Worldwide Holdings, Inc.(b)	170,664
14,597	AZZ, Inc.	801,667
40,839	B/E Aerospace, Inc.	1,986,001
67,537	Babcock & Wilcox Enterprises, Inc.(b)	1,543,220
35,599	Barnes Group, Inc.	1,156,611
5,306	Barrett Business Services, Inc.	164,539
47,545	Beacon Roofing Supply, Inc.(b)	2,031,598

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
18,203	BMC Stock Holdings, Inc.(b)	$319,463
43,944	Brady Corp., Class A	1,164,077
55,716	Briggs & Stratton Corp.	1,179,508
42,940	Builders FirstSource, Inc.(b)	476,205
51,235	BWX Technologies, Inc.	1,710,737
8,637	Caesarstone Sdot-Yam Ltd. (Israel)(b)	319,828
59,970	CAI International, Inc.(b)	612,893
62,992	Casella Waste Systems, Inc., Class A(b)	451,023
54,953	CBIZ, Inc.(b)	559,422
74,235	CDI Corp.	530,780
14,137	CEB, Inc.	872,112
28,598	CECO Environmental Corp.	188,747
50,868	Celadon Group, Inc.	512,241
71,428	Chart Industries, Inc.(b)	1,838,557
15,818	CIRCOR International, Inc.	892,926
622,261	Civeo Corp.(b)	945,837
29,163	CLARCOR, Inc.	1,713,910
29,605	Columbus McKinnon Corp.	488,779
24,572	Comfort Systems USA, Inc.	724,628
130,773	Commercial Vehicle Group, Inc.(b)	336,087
23,464	Continental Building Products, Inc.(b)	460,129
3,097	Copa Holdings SA, Class A (Panama)(c)	197,434
39,990	Copart, Inc.(b)	1,713,172
64,780	Costamare, Inc. (Greece)(c)	628,366
17,054	Covenant Transportation Group, Inc., Class A(b)	339,545
14,854	CRA International, Inc.(b)	322,332
22,452	Cubic Corp.	933,330
293,928	Diana Shipping, Inc. (Greece)(b)(c)	1,016,991
86,501	DigitalGlobe, Inc.(b)	1,916,862
18,553	Douglas Dynamics, Inc.	425,049
25,243	Ducommun, Inc.(b)	401,616
33,977	DXP Enterprises, Inc.(b)	742,397
19,068	Dycom Industries, Inc.(b)	1,346,201
28,140	Dynamic Materials Corp.	274,928
19,086	Echo Global Logistics, Inc.(b)	446,040
19,970	Encore Wire Corp.	763,852
29,891	Engility Holdings, Inc.(b)	587,956
29,257	Ennis, Inc.	571,682
26,087	EnPro Industries, Inc.	1,528,176
19,089	ESCO Technologies, Inc.	734,545
7,317	Exponent, Inc.	364,679
34,282	Federal Signal Corp.	469,321
17,107	Forward Air Corp.	779,737
8,652	Franklin Covey Co.(b)	142,498
26,385	Franklin Electric Co., Inc.	833,502
12,668	FreightCar America, Inc.	217,256
18,889	G&K Services, Inc., Class A	1,334,508
22,704	Gibraltar Industries, Inc.(b)	600,521
30,158	Global Brass & Copper Holdings, Inc.	817,282
412,644	Golden Ocean Group Ltd. (Norway)(b)(c)	357,762
11,610	GP Strategies Corp.(b)	270,977
21,402	Graco, Inc.	1,677,703
7,517	Graham Corp.	139,140
25,954	Granite Construction, Inc.	1,157,289
115,652	Great Lakes Dredge & Dock Corp.(b)	528,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
50,399	Greenbrier Cos., Inc. (The)(c)	$1,511,466
52,658	Griffon Corp.	832,523
78,437	H&E Equipment Services, Inc.	1,586,781
2,228	Hawaiian Holdings, Inc.(b)	93,732
28,804	Healthcare Services Group, Inc.	1,090,231
36,603	Heartland Express, Inc.	662,880
7,328	HEICO Corp.	449,280
16,232	Heidrick & Struggles International, Inc.	320,257
46,024	Herman Miller, Inc.	1,388,544
82,682	Hill International, Inc.(b)	350,572
55,104	Hillenbrand, Inc.	1,670,202
42,017	HNI Corp.	1,836,983
40,137	Houston Wire & Cable Co.	293,401
4,823	Hurco Cos., Inc.	156,169
17,822	Huron Consulting Group, Inc.(b)	991,081
12,223	Hyster-Yale Materials Handling, Inc., Class A	748,659
25,252	ICF International, Inc.(b)	994,171
64,127	InnerWorkings, Inc.(b)	523,918
16,271	Insperity, Inc.	858,621
9,691	Insteel Industries, Inc.	280,942
39,692	Interface, Inc.	675,558
41,618	JetBlue Airways Corp.(b)	823,620
12,391	John Bean Technologies Corp.	646,067
8,282	Kadant, Inc.	392,153
25,314	Kaman Corp.	1,065,466
56,378	Kelly Services, Inc., Class A	1,058,215
59,272	KEYW Holding Corp. (The)(b)(c)	408,384
25,935	Kforce, Inc.	493,024
45,649	Kimball International, Inc., Class B	531,354
35,197	Knight Transportation, Inc.	935,184
33,408	Knoll, Inc.	780,077
24,827	Korn/Ferry International	673,805
154,551	Kratos Defense & Security Solutions, Inc.(b)	820,666
28,420	Landstar System, Inc.	1,862,931
88,234	Layne Christensen Co.(b)(c)	784,400
28,871	LB Foster Co., Class A	568,181
13,231	Lennox International, Inc.	1,785,523
6,438	Lindsay Corp.(c)	492,249
20,000	LSI Industries, Inc.	253,000
13,344	Lydall, Inc.(b)	490,926
28,239	Manitex International, Inc.(b)(c)	187,507
24,467	Marten Transport Ltd.	456,554
21,706	Masonite International Corp.(b)	1,468,628
6,172	Matson, Inc.	239,967
17,509	Matthews International Corp., Class A	921,674
25,788	McGrath RentCorp	628,711
19,660	Mercury Systems, Inc.(b)	413,253
15,640	Middleby Corp. (The)(b)	1,714,770
12,876	Milacron Holdings Corp.(b)	220,566
14,746	Miller Industries, Inc.	313,500
15,319	Mistras Group, Inc.(b)	373,324
28,666	Mobile Mini, Inc.	924,478
25,887	MSA Safety, Inc.	1,244,906
46,416	Mueller Industries, Inc.	1,464,889
88,183	Mueller Water Products, Inc., Class A	947,967
10,152	Multi-Color Corp.	607,394

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
33,367	MYR Group, Inc.(b)	$851,192
8,297	National Presto Industries, Inc.(c)	723,415
56,128	Navigant Consulting, Inc.(b)	895,803
506,774	Navios Maritime Holdings, Inc. (Monaco)(c)	592,926
24,275	NCI Building Systems, Inc.(b)	357,813
28,589	Neff Corp., Class A(b)	244,436
22,684	NN, Inc.	341,167
25,515	Nordson Corp.	1,957,766
21,344	Nortek, Inc.(b)	1,006,583
41,556	Northwest Pipe Co.(b)	448,389
27,976	On Assignment, Inc.(b)	1,008,815
92,939	Orion Marine Group, Inc.(b)	542,764
12,857	Park-Ohio Holdings Corp.	327,211
7,518	Patrick Industries, Inc.(b)	344,700
16,885	PGT, Inc.(b)	176,786
19,611	Ply Gem Holdings, Inc.(b)	287,301
13,860	Powell Industries, Inc.	431,323
15,197	PowerSecure International, Inc.(b)	284,488
28,279	Primoris Services Corp.	661,446
4,549	Proto Labs, Inc.(b)(c)	272,167
162,750	Quad Graphics, Inc., Class A	2,042,512
33,063	Quanex Building Products Corp.	622,907
38,747	Raven Industries, Inc.	623,439
10,092	RBC Bearings, Inc.(b)	739,744
34,403	Resources Connection, Inc.	508,132
66,570	Roadrunner Transportation Systems, Inc.(b)	786,857
28,987	Rollins, Inc.	778,881
58,840	RPX Corp.(b)	651,947
32,986	Saia, Inc.(b)	953,955
327,199	Scorpio Bulkers, Inc.(b)(c)	1,259,716
70,252	Seaspan Corp. (Hong Kong)(c)	1,187,961
20,952	Simpson Manufacturing Co., Inc.	787,795
36,570	SkyWest, Inc.	859,395
9,133	SolarCity Corp.(b)	276,913
13,380	Sparton Corp.(b)	287,135
2,462	Spirit Airlines, Inc.(b)	108,156
87,589	SPX Corp.	1,410,183
6,913	Standex International Corp.	530,158
108,621	Steelcase, Inc., Class A	1,657,556
56,668	Sterling Construction Co., Inc.(b)	296,940
10,716	Sun Hydraulics Corp.	379,132
10,004	TASER International, Inc.(b)	182,673
25,659	Team, Inc.(b)	737,183
11,619	Tennant Co.	620,571
46,768	Tetra Tech, Inc.	1,374,979
66,183	Textainer Group Holdings Ltd.(c)	1,021,204
23,496	Thermon Group Holdings, Inc.(b)	440,315
235,114	Titan International, Inc.	1,558,806
95,667	Titan Machinery, Inc.(b)	1,243,671
18,851	Toro Co. (The)	1,629,669
40,492	TransUnion(b)	1,212,735
8,292	Trex Co., Inc.(b)	393,455
57,803	TriMas Corp.(b)	1,046,234
30,793	TriNet Group, Inc.(b)	511,780
46,654	TrueBlue, Inc.(b)	871,963
117,387	Tutor Perini Corp.(b)	1,857,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
21,624	Twin Disc, Inc.	$286,518
9,555	UniFirst Corp.	1,035,571
51,516	Univar, Inc.(b)	896,378
16,899	Universal Forest Products, Inc.	1,295,308
11,976	Universal Logistics Holdings, Inc.	170,778
11,639	US Ecology, Inc.	524,104
16,808	USA Truck, Inc.(b)	297,838
56,585	USG Corp.(b)	1,528,361
32,672	Vectrus, Inc.(b)	704,408
29,430	Veritiv Corp.(b)	1,207,219
28,104	Viad Corp.	836,094
6,660	Virgin America, Inc.(b)(c)	370,895
4,028	VSE Corp.	249,897
83,825	Wabash National Corp.(b)	1,194,506
6,068	WageWorks, Inc.(b)	326,822
17,155	Watts Water Technologies, Inc., Class A	958,450
53,091	Werner Enterprises, Inc.	1,345,326
70,097	Wesco Aircraft Holdings, Inc.(b)	1,011,500
71,094	West Corp.	1,523,544
37,216	Woodward, Inc.	2,017,479
40,599	Xerium Technologies, Inc.(b)	214,769
46,991	XPO Logistics, Inc.(b)(c)	1,416,309

		180,996,563

	Information Technology—15.6%
96,751	3D Systems Corp.(b)(c)	1,711,525
52,590	ACI Worldwide, Inc.(b)	1,051,274
37,768	Actua Corp.(b)	358,041
57,022	Acxiom Corp.(b)	1,252,773
39,174	ADTRAN, Inc.	756,842
19,108	Advanced Energy Industries, Inc.(b)	618,144
21,793	Alpha & Omega Semiconductor Ltd.(b)	283,091
5,721	Ambarella, Inc.(b)(c)	235,133
22,662	Applied Micro Circuits Corp.(b)	141,411
4,966	Arista Networks, Inc.(b)(c)	330,835
5,026	Aspen Technology, Inc.(b)	191,139
38,196	AVG Technologies NV(b)	756,281
43,188	Avid Technology, Inc.(b)	240,989
61,172	AVX Corp.	808,694
82,820	Axcelis Technologies, Inc.(b)	236,865
5,515	Badger Meter, Inc.	393,385
39,440	Bankrate, Inc.(b)	360,482
42,806	Bazaarvoice, Inc.(b)	143,400
18,431	Bel Fuse, Inc., Class B	307,060
27,541	Belden, Inc.	1,738,939
38,103	Black Box Corp.	557,066
7,335	Black Knight Financial Services, Inc., Class A(b)	234,573
10,136	Blackbaud, Inc.	626,101
19,712	Blackhawk Network Holdings, Inc.(b)	633,347
89,265	Blucora, Inc.(b)	715,013
12,857	Bottomline Technologies (de), Inc.(b)	315,768
6,926	BroadSoft, Inc.(b)	271,257
67,602	Brooks Automation, Inc.	639,515
32,891	Cabot Microelectronics Corp.	1,377,804
10,140	CalAmp Corp.(b)	151,796
39,768	Calix, Inc.(b)	275,592

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
54,764	Canadian Solar, Inc. (Canada)(b)(c)	$980,823
22,025	Cardtronics, Inc.(b)	868,225
4,087	Cass Information Systems, Inc.	202,184
5,962	Cavium, Inc.(b)	294,344
7,987	CEVA, Inc.(b)	184,180
80,943	Checkpoint Systems, Inc.(b)	819,143
33,435	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan)	562,377
119,436	Ciber, Inc.(b)	277,092
37,760	Ciena Corp.(b)	635,501
9,242	Cimpress NV (Netherlands)(b)	812,095
30,535	Cirrus Logic, Inc.(b)	1,102,313
19,937	Cognex Corp.	708,362
12,815	Coherent, Inc.(b)	1,196,921
21,390	Cohu, Inc.	247,268
14,920	CommVault Systems, Inc.(b)	653,048
4,861	comScore, Inc.(b)	148,844
34,534	Comtech Telecommunications Corp.	835,723
64,292	Convergys Corp.	1,703,738
38,237	CoreLogic, Inc.(b)	1,356,649
7,089	CoStar Group, Inc.(b)	1,398,731
12,678	Cray, Inc.(b)	480,116
17,480	CSG Systems International, Inc.	775,762
27,717	CTS Corp.	459,271
134,146	Cypress Semiconductor Corp.	1,211,338
67,838	Daktronics, Inc.	590,191
41,623	Datalink Corp.(b)	334,233
5,585	Demandware, Inc.(b)	257,357
33,489	DHI Group, Inc.(b)	238,107
32,652	Digi International, Inc.(b)	345,132
41,012	Diodes, Inc.(b)	763,643
31,163	Dolby Laboratories, Inc., Class A	1,483,670
18,139	DSP Group, Inc.(b)	172,320
10,713	DTS, Inc.(b)	233,758
148,730	EarthLink Holdings Corp.	864,121
90,206	Eastman Kodak Co.(b)(c)	1,066,235
11,237	Ebix, Inc.(c)	540,724
16,680	Electro Rent Corp.	166,967
32,885	Electro Scientific Industries, Inc.(b)	231,839
23,330	Electronics for Imaging, Inc.(b)	929,467
2,837	Ellie Mae, Inc.(b)	237,173
15,158	Endurance International Group Holdings, Inc.(b)(c)	162,342
65,392	EnerNOC, Inc.(b)(c)	445,973
72,308	Entegris, Inc.(b)	960,973
10,258	Envestnet, Inc.(b)	321,896
9,454	EPAM Systems, Inc.(b)	689,480
31,086	EPIQ Systems, Inc.	459,140
7,179	ePlus, Inc.(b)	577,120
20,371	Euronet Worldwide, Inc.(b)	1,570,604
98,332	Everi Holdings, Inc.(b)	165,198
34,654	EVERTEC, Inc.	466,789
27,797	Everyday Health, Inc.(b)	161,223
30,621	Exar Corp.(b)	186,788
9,626	ExlService Holdings, Inc.(b)	465,802
77,638	Extreme Networks, Inc.(b)	272,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
15,899	Fabrinet (Thailand)(b)	$508,291
7,032	Fair Isaac Corp.	750,385
15,208	FARO Technologies, Inc.(b)	441,640
15,049	FEI Co.	1,339,662
86,140	Finisar Corp.(b)	1,417,864
47,278	FireEye, Inc.(b)	820,273
6,654	Fleetmatics Group PLC(b)	241,208
32,041	FormFactor, Inc.(b)	246,716
8,499	Forrester Research, Inc.	285,736
25,465	Fortinet, Inc.(b)	827,867
14,829	Gartner, Inc.(b)	1,292,644
26,982	Global Payments, Inc.	1,947,561
12,813	Gogo, Inc.(b)(c)	135,690
18,448	GrubHub, Inc.(b)(c)	483,707
22,057	GSI Group, Inc.(b)	320,929
8,956	Guidewire Software, Inc.(b)	510,223
11,499	Hackett Group, Inc. (The)	171,105
150,595	Harmonic, Inc.(b)(c)	521,059
44,044	Higher One Holdings, Inc.(b)	166,927
21,053	Hollysys Automation Technologies Ltd. (China)(b)(c)	403,586
46,519	Hutchinson Technology, Inc.(b)	169,794
41,128	II-VI, Inc.(b)	858,341
28,566	Infinera Corp.(b)	339,650
12,751	Infoblox, Inc.(b)	213,324
7,489	Inphi Corp.(b)	222,199
63,316	Insight Enterprises, Inc.(b)	1,564,538
46,991	Integrated Device Technology, Inc.(b)	905,986
5,920	Interactive Intelligence Group, Inc.(b)	220,046
19,727	InterDigital, Inc.	1,124,044
154,337	Internap Corp.(b)	351,888
101,600	Intersil Corp., Class A	1,187,704
18,156	InterXion Holding NV (Netherlands)(b)	615,125
29,688	Intralinks Holdings, Inc.(b)	264,520
44,812	InvenSense, Inc.(b)(c)	344,156
7,984	IPG Photonics Corp.(b)	691,973
35,838	Itron, Inc.(b)	1,473,659
44,479	Ixia(b)	450,127
17,518	IXYS Corp.	189,194
15,190	j2 Global, Inc.	964,869
18,529	Jack Henry & Associates, Inc.	1,501,405
103,936	KEMET Corp.(b)	241,132
29,810	Kimball Electronics, Inc.(b)	326,121
142,370	Knowles Corp.(b)(c)	1,903,487
91,104	Kulicke & Soffa Industries, Inc. (Singapore)(b)	976,635
18,177	KVH Industries, Inc.(b)	177,408
84,162	Lattice Semiconductor Corp.(b)	468,782
62,879	Lionbridge Technologies, Inc.(b)	313,766
85,280	Liquidity Services, Inc.(b)	475,862
8,314	Littelfuse, Inc.	968,415
35,687	LivePerson, Inc.(b)	215,906
3,328	LogMeIn, Inc.(b)	198,682
19,400	Lumentum Holdings, Inc.(b)	490,820
4,377	Luxoft Holding, Inc., Class A(b)	253,034
3,693	M/A-Com Technology Solutions Holdings, Inc.(b)	151,007

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
136,643	Magnachip Semiconductor Corp. (South Korea)(b)(c)	$705,078
8,555	Manhattan Associates, Inc.(b)	517,920
41,988	ManTech International Corp., Class A	1,419,194
29,990	Marchex, Inc., Class B	127,458
19,502	MAXIMUS, Inc.	1,031,656
32,574	Maxwell Technologies, Inc.(b)	209,125
12,761	Mellanox Technologies Ltd. (Israel)(b)	551,913
69,526	Mentor Graphics Corp.	1,387,739
4,117	MercadoLibre, Inc. (Argentina)(c)	514,172
22,743	Methode Electronics, Inc.	676,149
43,250	Microsemi Corp.(b)	1,461,418
2,752	MicroStrategy, Inc., Class A(b)	493,489
34,672	MKS Instruments, Inc.	1,243,338
7,494	Mobileye NV(b)	285,896
75,250	ModusLink Global Solutions, Inc.(b)(c)	109,865
104,101	MoneyGram International, Inc.(b)	640,221
6,117	Monolithic Power Systems, Inc.	381,823
13,378	Monotype Imaging Holdings, Inc.	294,717
174,697	Monster Worldwide, Inc.(b)	559,030
9,673	MTS Systems Corp.	543,816
9,945	Multi-Fineline Electronix, Inc.(b)	228,735
16,244	Nanometrics, Inc.(b)	290,118
48,951	National Instruments Corp.	1,349,579
13,909	NeoPhotonics Corp.(b)	166,769
63,429	Net 1 UEPS Technologies, Inc. (South Africa)(b)	756,074
30,141	NETGEAR, Inc.(b)	1,277,978
29,686	NetScout Systems, Inc.(b)	660,810
2,858	NetSuite, Inc.(b)	231,612
62,664	NeuStar, Inc., Class A(b)(c)	1,471,977
37,471	Newport Corp.(b)	861,458
24,895	NIC, Inc.	440,890
50,970	Oclaro, Inc.(b)(c)	257,399
28,368	Orbotech Ltd. (Israel)(b)	683,101
12,574	OSI Systems, Inc.(b)	639,891
2,893	Palo Alto Networks, Inc.(b)	436,467
42,700	Pandora Media, Inc.(b)(c)	424,011
38,129	Park Electrochemical Corp.	621,884
12,418	PC Connection, Inc.	295,176
8,603	Pegasystems, Inc.	227,033
22,277	Perficient, Inc.(b)	465,144
74,990	Photronics, Inc.(b)	793,394
26,725	Plantronics, Inc.	1,027,576
45,548	Plexus Corp.(b)	1,902,084
151,038	Polycom, Inc.(b)	1,804,904
9,610	Power Integrations, Inc.	463,683
29,843	Progress Software Corp.(b)	761,593
48,629	PTC, Inc.(b)	1,773,013
16,109	Qlik Technologies, Inc.(b)	495,996
73,730	QLogic Corp.(b)	965,126
5,492	Qualys, Inc.(b)	138,289
593,136	Quantum Corp.(b)	273,021
50,169	QuinStreet, Inc.(b)	176,595
18,067	Quotient Technology, Inc.(b)(c)	209,939
82,275	Rackspace Hosting, Inc.(b)	1,881,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
28,488	Radware Ltd. (Israel)(b)	$307,670
36,464	Rambus, Inc.(b)	423,712
13,724	RealPage, Inc.(b)	301,791
40,321	RetailMeNot, Inc.(b)	339,906
49,737	Rocket Fuel, Inc.(b)(c)	142,248
31,467	Rofin-Sinar Technologies, Inc.(b)	1,012,923
15,981	Rogers Corp.(b)	916,670
62,714	Rovi Corp.(b)	1,105,021
25,988	Ruckus Wireless, Inc.(b)	357,075
23,657	Rudolph Technologies, Inc.(b)	328,123
33,973	Sabre Corp.	983,518
12,863	SciQuest, Inc.(b)	177,767
31,749	SeaChange International, Inc.(b)	118,424
36,110	Semtech Corp.(b)	781,420
6,489	ServiceNow, Inc.(b)	463,834
25,760	ShoreTel, Inc.(b)	157,651
25,520	Sigma Designs, Inc.(b)	161,542
46,628	Silicon Graphics International Corp.(b)	208,893
20,678	Silicon Laboratories, Inc.(b)	967,730
30,909	SINA Corp. (China)(b)	1,548,232
28,475	Sohu.com, Inc. (China)(b)	1,279,382
30,268	Sonus Networks, Inc.(b)	250,014
15,761	Splunk, Inc.(b)	819,257
3,112	SPS Commerce, Inc.(b)	158,494
17,348	SS&C Technologies Holdings, Inc.	1,060,830
2,049	Stamps.com, Inc.(b)(c)	168,756
78,236	Stratasys Ltd.(b)(c)	1,914,435
127,914	SunEdison Semiconductor PTE Ltd.(b)(c)	735,506
31,999	SunPower Corp.(b)(c)	644,460
19,796	Super Micro Computer, Inc.(b)	532,710
34,417	Sykes Enterprises, Inc.(b)	1,003,256
11,123	Synaptics, Inc.(b)	795,851
16,932	Synchronoss Technologies, Inc.(b)	526,077
12,130	Syntel, Inc.(b)	515,889
8,421	Tableau Software, Inc., Class A(b)	435,366
39,172	Take-Two Interactive Software, Inc.(b)	1,338,899
20,955	Tangoe, Inc.(b)	184,823
33,834	Telenav, Inc.(b)	192,854
15,010	TeleTech Holdings, Inc.	417,128
23,948	Tessera Technologies, Inc.	687,787
51,414	TiVo, Inc.(b)	513,112
119,668	TTM Technologies, Inc.(b)	780,235
88,130	Twitter, Inc.(b)	1,288,461
3,918	Tyler Technologies, Inc.(b)	573,634
4,583	Ubiquiti Networks, Inc.(b)(c)	163,246
2,464	Ultimate Software Group, Inc. (The)(b)	484,398
69,116	Ultra Clean Holdings, Inc.(b)	393,270
17,711	Ultratech, Inc.(b)	384,152
44,234	United Online, Inc.(b)	479,054
6,782	Universal Display Corp.(b)	395,458
10,726	VASCO Data Security International, Inc.(b)(c)	185,882
51,053	Veeco Instruments, Inc.(b)	939,886
72,565	VeriFone Systems, Inc.(b)	2,065,200
39,068	Verint Systems, Inc.(b)	1,322,061
21,470	ViaSat, Inc.(b)	1,646,749
139,586	Viavi Solutions, Inc.(b)	908,705

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
13,602	Virtusa Corp.(b)	$483,415
21,558	Vishay Precision Group, Inc.(b)	322,508
30,524	VMware, Inc., Class A(b)(c)	1,737,121
19,512	Web.com Group, Inc.(b)	390,045
7,893	WebMD Health Corp.(b)	495,207
24,734	WEX, Inc.(b)	2,337,116
7,889	Workday, Inc., Class A(b)	591,517
45,669	Xcerra Corp.(b)	269,447
10,426	XO Group, Inc.(b)	184,123
14,865	Xura, Inc.(b)	332,827
105,867	Yandex NV, Class A (Russia)(b)	2,167,097
18,789	Yelp, Inc., Class A(b)	394,569
22,512	Zebra Technologies Corp., Class A(b)	1,408,351
5,142	Zillow Group, Inc., Class A(b)(c)	128,653
9,885	Zillow Group, Inc., Class C(b)(c)	237,635
625,983	Zynga, Inc., Class A(b)	1,489,840

		172,201,492

	Materials—6.3%
52,198	A. Schulman, Inc.	1,455,802
5,653	AEP Industries, Inc.	348,394
24,314	American Vanguard Corp.(b)	402,397
7,894	Balchem Corp.	484,376
100,864	Boise Cascade Co.(b)	2,105,032
44,016	Calgon Carbon Corp.	721,422
130,622	Century Aluminum Co.(b)(c)	1,152,086
38,520	Clearwater Paper Corp.(b)	2,301,185
166,857	Coeur Mining, Inc.(b)	1,351,542
4,040	Deltic Timber Corp.	252,500
19,230	Eagle Materials, Inc.	1,425,328
104,727	Ferro Corp.(b)	1,334,222
51,596	Flotek Industries, Inc.(b)(c)	487,582
25,456	FutureFuel Corp.	286,125
152,066	Gold Resource Corp.	500,297
63,747	Greif, Inc., Class A	2,212,021
37,617	H.B. Fuller Co.	1,682,232
10,625	Hawkins, Inc.	415,756
15,532	Haynes International, Inc.	582,916
30,617	Headwaters, Inc.(b)	612,646
416,624	Hecla Mining Co.(c)	1,795,649
35,036	Innophos Holdings, Inc.	1,294,931
15,606	Innospec, Inc.	754,706
313,712	Intrepid Potash, Inc.(b)	401,551
17,537	Kaiser Aluminum Corp.	1,663,034
127,614	KapStone Paper and Packaging Corp.	2,027,787
6,684	KMG Chemicals, Inc.	158,344
46,338	Koppers Holdings, Inc.(b)	1,164,474
73,541	Kraton Performance Polymers, Inc.(b)	1,670,116
78,094	Kronos Worldwide, Inc.(c)	519,325
91,966	Louisiana-Pacific Corp.(b)	1,563,422
102,253	LSB Industries, Inc.(b)	1,345,650
31,180	Materion Corp.	903,908
111,510	McEwen Mining, Inc.(c)	289,926
51,064	Mercer International, Inc. (Canada)	428,938
22,768	Minerals Technologies, Inc.	1,363,803
34,444	Myers Industries, Inc.	464,305
10,566	Neenah Paper, Inc.	687,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
33,803	Olympic Steel, Inc.	$764,624
52,883	OMNOVA Solutions, Inc.(b)	378,113
31,965	Orion Engineered Carbons SA	454,542
72,626	P.H. Glatfelter Co.	1,665,314
211,874	Platform Specialty Products Corp.(b)(c)	2,182,302
8,788	Quaker Chemical Corp.	782,659
87,712	Rayonier Advanced Materials, Inc.	899,048
125,218	Rentech, Inc.(b)	434,506
233,157	Resolute Forest Products, Inc.(b)(c)	1,354,642
36,345	Royal Gold, Inc.	2,275,924
59,370	Ryerson Holding Corp.(b)(c)	527,206
103,995	Schnitzer Steel Industries, Inc., Class A	2,144,377
28,613	Schweitzer-Mauduit International, Inc.	984,001
24,508	Scotts Miracle-Gro Co. (The), Class A	1,734,676
21,755	Stepan Co.	1,333,364
131,128	Stillwater Mining Co.(b)	1,599,762
260,101	SunCoke Energy, Inc.	1,932,550
148,237	TimkenSteel Corp.	1,888,539
36,297	Tredegar Corp.	579,300
23,850	Trinseo SA(b)(c)	1,020,542
379,334	Tronox Ltd., Class A	2,761,552
5,943	US Concrete, Inc.(b)	367,040
33,326	Westlake Chemical Corp.	1,672,632
50,042	Worthington Industries, Inc.	1,889,086

		70,237,772

	Telecommunication Services—1.4%
21,342	8x8, Inc.(b)	242,018
6,881	Atlantic Tele-Network, Inc.	494,813
25,705	Boingo Wireless, Inc.(b)	197,671
468,609	Cincinnati Bell, Inc.(b)	1,790,086
14,261	Cogent Communications Group, Inc.	551,901
59,745	Consolidated Communications Holdings, Inc.(c)	1,412,372
40,363	FairPoint Communications, Inc.(b)	535,213
37,582	General Communication, Inc., Class A(b)	635,136
13,534	Hawaiian Telcom Holdco, Inc.(b)	311,688
37,311	IDT Corp., Class B	572,351
32,293	Inteliquent, Inc.	535,741
188,642	Intelsat SA(b)(c)	745,136
147,584	Iridium Communications, Inc.(b)(c)	1,191,003
27,111	Lumos Networks Corp.(b)	345,665
62,867	NTELOS Holdings Corp.(b)	581,520
22,537	ORBCOMM, Inc.(b)	223,342
17,045	SBA Communications Corp., Class A(b)	1,756,317
21,540	Shenandoah Telecommunications Co.	617,982
30,394	Spok Holdings, Inc.	516,394
26,159	United States Cellular Corp.(b)	1,115,420
144,849	Vonage Holdings Corp.(b)	676,445
24,035	Zayo Group Holdings, Inc.(b)	623,948

		15,672,162

	Utilities—1.5%
43,199	Abengoa Yield PLC (Spain)(c)	778,878
19,059	American States Water Co.	794,570
6,032	Artesian Resources Corp., Class A	162,804
21,504	Avangrid, Inc.(b)	862,310

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
38,830	California Water Service Group	$1,084,522
8,918	Chesapeake Utilities Corp.	530,799
6,512	Connecticut Water Service, Inc.	306,194
14,352	Consolidated Water Co. Ltd. (Cayman Islands)	199,349
38,795	El Paso Electric Co.	1,749,655
40,875	Empire District Electric Co. (The)	1,376,261
22,319	MGE Energy, Inc.	1,112,602
11,475	Middlesex Water Co.	419,756
28,770	Northwest Natural Gas Co.	1,482,806
16,274	NRG Yield, Inc., Class A	246,226
29,630	NRG Yield, Inc., Class C(c)	479,413
14,731	Ormat Technologies, Inc.	639,325
39,089	Otter Tail Corp.	1,130,454
28,257	Pattern Energy Group, Inc.	593,397
11,929	SJW Corp.	410,477
57,658	South Jersey Industries, Inc.	1,609,235
24,293	TerraForm Power, Inc., Class A(b)(c)	259,449
14,494	Unitil Corp.	572,803

		16,801,285

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,089,951,125)—100.0%	1,107,234,472

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.8%
97,462,011	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $97,462,011)	97,462,011

	Total Investments (Cost $1,187,413,136)—108.8%	1,204,696,483
	Other assets less liabilities—(8.8)%	(97,401,875)

	Net Assets—100.0%	$1,107,294,608

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

April 30, 2016

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Assets:
Unaffiliated investments, at value(a)	$34,929,287	$143,114,408	$4,137,443,597	$1,107,234,472
Affiliated investments, at value	43,830	63,757	95,253,567	97,462,011

Total investments, at value	34,973,117	143,178,165	4,232,697,164	1,204,696,483
Receivables:
Dividends	7,882	69,077	4,704,675	468,292
Foreign tax reclaims	352	—	3,391	1,636
Investments sold	—	—	184,215	4,218,104
Securities lending	—	—	136,911	371,968
Settlement proceeds	—	—	—	9
Other assets	3,333	3,233	5,586	12

Total Assets	34,984,684	143,250,475	4,237,731,942	1,209,756,504

Liabilities:
Due to custodian	—	—	533,362	1,829,580
Payables:
Investments purchased	—	—	—	2,136,584
Collateral upon return of securities loaned	—	—	91,230,757	97,462,011
Accrued advisory fees	5,300	56,536	953,220	262,182
Accrued trustees’ and officer’s fees	16,883	30,996	119,020	43,264
Accrued expenses	49,221	40,870	2,495,047	728,275

Total Liabilities	71,404	128,402	95,331,406	102,461,896

Net Assets	$34,913,280	$143,122,073	$4,142,400,536	$1,107,294,608

Net Assets Consist of:
Shares of beneficial interest	$84,667,069	$434,106,361	$4,056,231,904	$1,171,092,759
Undistributed net investment income (loss)	(28,618)	347,577	10,310,894	2,493,309
Undistributed net realized gain (loss)	(51,043,028)	(295,284,309)	(194,848,628)	(83,574,807)
Net unrealized appreciation	1,317,857	3,952,444	270,706,366	17,283,347

Net Assets	$34,913,280	$143,122,073	$4,142,400,536	$1,107,294,608

Shares outstanding (unlimited amount authorized, $0.01 par value)	500,000	2,000,000	45,950,000	11,350,000
Net asset value	$69.83	$71.56	$90.15	$97.56

Market price	$69.82	$71.55	$90.13	$97.55

Unaffiliated investments, at cost	$33,611,430	$139,161,964	$3,866,336,835	$1,089,951,125

Affiliated investments, at cost	$43,830	$63,757	$95,653,963	$97,462,011

Total investments, at cost	$33,655,260	$139,225,721	$3,961,990,798	$1,187,413,136

(a) Includes securities on loan with an aggregate value of	$—	$—	$90,418,569	$92,893,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Operations

For the year ended April 30, 2016

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Investment Income:
Unaffiliated dividend income	$227,687	$2,675,088	$107,596,640	$16,326,759
Affiliated dividend income	139	233	191,053	1,569
Securities lending income	—	—	1,005,872	2,634,746
Foreign withholding tax	(252)	(301)	(12,655)	(14,253)

Total Income	227,574	2,675,020	108,780,910	18,948,821

Expenses:
Advisory fees	221,346	773,110	12,228,875	3,251,067
Sub-licensing fees	42,672	46,387	3,799,637	1,010,169
Accounting & administration fees	34,762	34,794	786,805	209,139
Professional fees	28,155	33,522	89,673	41,727
Trustees’ and officer’s fees	8,480	10,569	85,861	28,514
Custodian & transfer agent fees	4,902	10,453	84,473	33,161
Other expenses	16,293	23,012	223,496	57,591

Total Expenses	356,610	931,847	17,298,820	4,631,368

Less: Waivers	(91,128)	(4,305)	(857,161)	(260,927)

Net Expenses	265,482	927,542	16,441,659	4,370,441

Net Investment Income (Loss)	(37,908)	1,747,478	92,339,251	14,578,380

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(6,341,759)	(19,488,083)	(29,318,801)	(54,115,609)
In-kind redemptions	2,075,238	18,629,348	348,430,270	81,441,507
Foreign currencies	—	—	—	(78)

Net realized gain (loss)	(4,266,521)	(858,735)	319,111,469	27,325,820

Net change in unrealized appreciation (depreciation) on investment securities	(2,129,082)	(1,716,563)	(458,584,354)	(101,820,682)

Net realized and unrealized gain (loss)	(6,395,603)	(2,575,298)	(139,472,885)	(74,494,862)

Net increase (decrease) in net assets resulting from operations	$(6,433,511)	$(827,820)	$(47,133,634)	$(59,916,482)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)		PowerShares Dynamic Market Portfolio (PWC)
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(37,908)	$22,805	$1,747,478	$1,762,280
Net realized gain (loss)	(4,266,521)	(1,857,809)	(858,735)	10,422,932
Net change in unrealized appreciation (depreciation)	(2,129,082)	5,672,817	(1,716,563)	(622,185)

Net increase (decrease) in net assets resulting from operations	(6,433,511)	3,837,813	(827,820)	11,563,027

Distributions to Shareholders from:
Net investment income	(22,077)	—	(1,698,632)	(1,899,933)
Return of capital	(2,759)	—	—	—

Total distributions to shareholders	(24,836)	—	(1,698,632)	(1,899,933)

Shareholder Transactions:
Proceeds from shares sold	35,446,415	17,886,325	152,722,956	389,553,289
Value of shares repurchased	(24,097,986)	(17,435,268)	(176,024,640)	(416,484,985)

Net increase (decrease) in net assets resulting from shares transactions	11,348,429	451,057	(23,301,684)	(26,931,696)

Increase (Decrease) in Net Assets	4,890,082	4,288,870	(25,828,136)	(17,268,602)

Net Assets:
Beginning of year	30,023,198	25,734,328	168,950,209	186,218,811

End of year	$34,913,280	$30,023,198	$143,122,073	$168,950,209

Undistributed net investment income (loss) at end of year	$(28,618)	$8,342	$347,577	$161,208

Changes in Shares Outstanding:
Shares sold	450,000	250,000	2,050,000	5,300,000
Shares repurchased	(350,000)	(250,000)	(2,350,000)	(5,650,000)
Shares outstanding, beginning of year	400,000	400,000	2,300,000	2,650,000

Shares outstanding, end of year	500,000	400,000	2,000,000	2,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares FTSE RAFI US 1000 Portfolio (PRF)		PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
2016	2015	2016	2015

$92,339,251	$77,118,321	$14,578,380	$14,415,497
319,111,469	202,181,424	27,325,820	74,237,548
(458,584,354)	110,266,901	(101,820,682)	1,015,098

(47,133,634)	389,566,646	(59,916,482)	89,668,143

(96,826,783)	(73,911,874)	(14,367,669)	(14,188,599)
—	—	—	—

(96,826,783)	(73,911,874)	(14,367,669)	(14,188,599)

761,845,771	1,355,924,502	284,803,033	319,485,155
(1,033,501,636)	(419,258,912)	(261,733,949)	(195,186,019)

(271,655,865)	936,665,590	23,069,084	124,299,136

(415,616,282)	1,252,320,362	(51,215,067)	199,778,680

4,558,016,818	3,305,696,456	1,158,509,675	958,730,995

$4,142,400,536	$4,558,016,818	$1,107,294,608	$1,158,509,675

$10,310,894	$10,571,766	$2,493,309	$2,242,185

8,600,000	15,150,000	3,000,000	3,150,000
(11,950,000)	(4,550,000)	(2,850,000)	(1,900,000)
49,300,000	38,700,000	11,200,000	9,950,000

45,950,000	49,300,000	11,350,000	11,200,000

45

Financial Highlights

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

	Year Ended April 30,
	2016	2015	2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$75.06	$64.34	$55.40		$51.32		$53.76
Net investment income (loss)(a)	(0.06)	0.06	0.21		0.71	(b)	0.10
Net realized and unrealized gain (loss) on investments	(5.11)	10.66	9.00		4.18		(2.50)
Total from investment operations	(5.17)	10.72	9.21		4.89		(2.40)
Distributions to shareholders from:
Net investment income	(0.05)	—	(0.27)		(0.81)		(0.04)
Return of capital	(0.01)	—	—		—		—
Total distributions	(0.06)	—	(0.27)		(0.81)		(0.04)
Net asset value at end of year	$69.83	$75.06	$64.34		$55.40		$51.32
Market price at end of year(c)	$69.82	$75.10	$64.32		$55.32		$51.30
Net Asset Value Total Return(d)	(6.90)%	16.66%	16.64%		9.75%		(4.46)%
Market Price Total Return(d)	(6.96)%	16.76%	16.77%		9.63%		(4.48)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,913	$30,023	$25,734		$22,160		$28,224
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60	%(e)	0.60%		0.60%
Expenses, prior to Waivers	0.81%	0.96%	0.91	%(e)	0.95%		0.93%
Net investment income (loss), after Waivers	(0.09)%	0.09%	0.32%		1.42	%(b)	0.22%
Portfolio turnover rate(f)	118%	154%	296%		118%		99%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$73.46	$70.27	$56.26	$46.78	$48.26
Net investment income(a)	0.82	0.68	0.60	0.82	0.44
Net realized and unrealized gain (loss) on investments	(1.91)	3.25	13.99	9.51	(1.52)
Total from investment operations	(1.09)	3.93	14.59	10.33	(1.08)
Distributions to shareholders from:
Net investment income	(0.81)	(0.74)	(0.58)	(0.85)	(0.40)
Net asset value at end of year	$71.56	$73.46	$70.27	$56.26	$46.78
Market price at end of year(b)	$71.55	$73.40	$70.27	$56.23	$46.75
Net Asset Value Total Return(c)	(1.50)%	5.58%	26.09%	22.39%	(2.12)%
Market Price Total Return(c)	(1.43)%	5.49%	26.15%	22.40%	(2.14)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$143,122	$168,950	$186,219	$140,658	$128,644
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.59%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.60%	0.59%	0.60%	0.60%	0.62%
Net investment income, after Waivers	1.13%	0.93%	0.94%	1.68%	1.00%
Portfolio turnover rate(d)	231%	237%	244%	166%	133%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$92.45	$85.42	$71.42	$59.73	$60.72
Net investment income(a)	1.93	1.72	1.45	1.31	1.12
Net realized and unrealized gain (loss) on investments	(2.23)	6.93	13.89	11.66	(0.99)
Total from investment operations	(0.30)	8.65	15.34	12.97	0.13
Distributions to shareholders from:
Net investment income	(2.00)	(1.62)	(1.34)	(1.28)	(1.12)
Net asset value at end of year	$90.15	$92.45	$85.42	$71.42	$59.73
Market price at end of year(b)	$90.13	$92.43	$85.37	$71.42	$59.72
Net Asset Value Total Return(c)	(0.23)%	10.19%	21.68%	22.06%	0.41%
Market Price Total Return(c)	(0.24)%	10.23%	21.61%	22.09%	0.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,142,401	$4,558,017	$3,305,696	$1,778,450	$1,388,661
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.41%	0.43%	0.43%
Net investment income, after Waivers	2.19%	1.92%	1.84%	2.10%	2.00%
Portfolio turnover rate(d)	12%	10%	12%	13%	6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$103.44	$96.35	$77.76	$66.71	$70.66
Net investment income(a)	1.25	1.38	0.98	1.13	0.73
Net realized and unrealized gain (loss) on investments	(5.93)	7.04	18.52	11.08	(4.04)
Total from investment operations	(4.68)	8.42	19.50	12.21	(3.31)
Distributions to shareholders from:
Net investment income	(1.20)	(1.33)	(0.91)	(1.16)	(0.64)
Net asset value at end of year	$97.56	$103.44	$96.35	$77.76	$66.71
Market price at end of year(b)	$97.55	$103.45	$96.38	$77.67	$66.72
Net Asset Value Total Return(c)	(4.49)%	8.80%	25.22%	18.56%	(4.60)%
Market Price Total Return(c)	(4.52)%	8.78%	25.40%	18.41%	(4.56)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,107,295	$1,158,510	$958,731	$563,763	$463,645
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.42%	0.42%	0.43%	0.44%
Net investment income, after Waivers	1.30%	1.39%	1.08%	1.64%	1.17%
Portfolio turnover rate(d)	28%	26%	31%	30%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	“DWA NASDAQ Momentum Portfolio”
PowerShares Dynamic Market Portfolio (PWC)	“Dynamic Market Portfolio”
PowerShares FTSE RAFI US 1000 Portfolio (PRF)	“FTSE RAFI US 1000 Portfolio”
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)	“FTSE RAFI US 1500 Small-Mid Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE RAFI US 1500 Small-Mid Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA NASDAQ Momentum Portfolio	Dorsey Wright® NASDAQ Technical Leaders Index
Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

48

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

49

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. DWA NASDAQ Momentum Portfolio employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small and Medium Capitalization Company Risk. For FTSE RAFI US 1500 Small-Mid Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

50

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended April 30, 2016, FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

51

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each of DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2017. Offering costs excluded from the Expense Cap for these Funds are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. For the DWA NASDAQ Momentum Portfolio and the Dynamic Market Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2017. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2017. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2016, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA NASDAQ Momentum Portfolio	$91,128
Dynamic Market Portfolio	4,305
FTSE RAFI US 1000 Portfolio	857,161
FTSE RAFI US 1500 Small-Mid Portfolio	260,927

For FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. For DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio, the expenses borne by the Adviser are not subject to recapture.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2016 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/17	4/30/18	4/30/19
FTSE RAFI US 1000 Portfolio	$2,300,891	$637,211	$811,780	$851,900
FTSE RAFI US 1500 Small-Mid Portfolio	853,743	273,970	320,530	259,243

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA NASDAQ Momentum Portfolio	Dorsey Wright & Associates, LLC
Dynamic Market Portfolio	NYSE Group, Inc.
FTSE RAFI US 1000 Portfolio	FTSE International Ltd.
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE International Ltd.

52

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows FTSE RAFI US 1000 Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2016.

FTSE RAFI US 1000 Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Ltd.	$3,386,416	$1,187,589	$(568,820)	$(937,869)	$80,447	$3,147,763	$86,395
Invesco Mortgage Capital, Inc. REIT	898,913	245,110	(121,810)	(131,337)	(15,829)	875,047	98,853

Total Investments in Affiliates	$4,285,329	$1,432,699	$(690,630)	$(1,069,206)	$64,618	$4,022,810	$185,248

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1000 Portfolio
Equity Securities	$4,232,524,983	$—	$172,181	$4,232,697,164

53

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016		2015
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA NASDAQ Momentum Portfolio	$22,077	$2,759	$—	$—
Dynamic Market Portfolio	1,698,632	—	1,899,933	—
FTSE RAFI US 1000 Portfolio	96,826,783	—	73,911,874	—
FTSE RAFI US 1500 Small-Mid Portfolio	14,367,669	—	14,188,599	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA NASDAQ Momentum Portfolio**	$—	$(16,024)	$1,298,138	$(47,309,750)	$(3,726,153)	$84,667,069	$34,913,280
Dynamic Market Portfolio	377,302	(29,725)	3,871,857	(286,013,637)	(9,190,085)	434,106,361	143,122,073
FTSE RAFI US 1000 Portfolio	10,420,918	(110,024)	232,856,625	(126,204,238)	(30,794,649)	4,056,231,904	4,142,400,536
FTSE RAFI US 1500 Small-Mid Portfolio	3,083,333	(40,462)	2,074,564	(16,915,709)	(51,999,877)	1,171,092,759	1,107,294,608

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The DWA NASDAQ Momentum Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $12,594 and Post-October Capital Losses of $3,713,559.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2016:

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
DWA NASDAQ Momentum Portfolio	$15,764,010	$14,947,690	$3,683,431	$12,914,619	$—	$47,309,750	$11,353,752
Dynamic Market Portfolio	96,635,542	104,214,879	15,461,574	69,701,642	—	286,013,637	39,899,556
FTSE RAFI US 1000 Portfolio	37,905,805	49,808,238	38,490,195	—	—	126,204,238	—
FTSE RAFI US 1500 Small-Mid Portfolio	4,933,892	5,168,127	2,475,894	1,102,983	3,234,813	16,915,709	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA NASDAQ Momentum Portfolio	$52,301,867	$52,716,531
Dynamic Market Portfolio	356,186,002	354,929,017
FTSE RAFI US 1000 Portfolio	491,780,226	495,204,887
FTSE RAFI US 1500 Small-Mid Portfolio	313,227,973	311,994,849

54

For the fiscal year ended April 30, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA NASDAQ Momentum Portfolio	$35,452,438	$23,742,892
Dynamic Market Portfolio	152,548,573	176,990,407
FTSE RAFI US 1000 Portfolio	760,898,618	1,028,891,810
FTSE RAFI US 1500 Small-Mid Portfolio	283,154,015	258,847,653

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2016, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
DWA NASDAQ Momentum Portfolio	$2,041,516	$(743,378)	$1,298,138	$33,674,979
Dynamic Market Portfolio	10,254,486	(6,382,629)	3,871,857	139,306,308
FTSE RAFI US 1000 Portfolio	432,019,053	(199,162,428)	232,856,625	3,999,840,539
FTSE RAFI US 1500 Small-Mid Portfolio	124,908,406	(122,833,842)	2,074,564	1,202,621,919

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2016, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA NASDAQ Momentum Portfolio	$23,025	$9,311,346	$(9,334,371)
Dynamic Market Portfolio	137,523	21,501,868	(21,639,391)
FTSE RAFI US 1000 Portfolio	4,226,660	(335,088,658)	330,861,998
FTSE RAFI US 1500 Small-Mid Portfolio	40,413	(78,561,093)	78,520,680

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in

55

part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2016

57

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)
Actual	$1,000.00	$919.03	0.60%	$2.86
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares Dynamic Market Portfolio (PWC)
Actual	1,000.00	958.69	0.60	2.92
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares FTSE RAFI US 1000 Portfolio (PRF)
Actual	1,000.00	1,023.11	0.39	1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Actual	1,000.00	1,011.21	0.39	1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

58

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

	Qualified Dividend Income*	Dividends Received Deduction*
PowerShares DWA NASDAQ Momentum Portfolio	89%	89%
PowerShares Dynamic Market Portfolio	100%	100%
PowerShares FTSE RAFI US 1000 Portfolio	100%	100%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	83%	76%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	124	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	124	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; and Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	124	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	124	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	124	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

61

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	124	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President, Principal Executive Officer and Treasurer, The Invesco Funds (2016-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, Treasurer and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index , as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

65

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth, Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps below, were 0.01%, -0.05% and -0.39% and, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio.).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2017, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

66

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio	X	X	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X	X	X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio		X	X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X
The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

69

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

70

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2016 Invesco PowerShares Capital Management LLC		P-PS-AR-2
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2016

2016 Annual Report to Shareholders

PWB	PowerShares Dynamic Large Cap Growth Portfolio

PWV	PowerShares Dynamic Large Cap Value Portfolio

EQWS	PowerShares Russell 2000 Equal Weight Portfolio

PXSG	PowerShares Russell 2000 Pure Growth Portfolio

PXSV	PowerShares Russell 2000 Pure Value Portfolio

EQWM	PowerShares Russell Midcap Equal Weight Portfolio

PXMG	PowerShares Russell Midcap Pure Growth Portfolio

PXMV	PowerShares Russell Midcap Pure Value Portfolio

EQWL	PowerShares Russell Top 200 Equal Weight Portfolio

PXLG	PowerShares Russell Top 200 Pure Growth Portfolio

PXLV	PowerShares Russell Top 200 Pure Value Portfolio

PZI	PowerShares Zacks Micro Cap Portfolio

2

The Market Environment

US Equity

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the “Fed”) might raise interest rates—and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

3

PWB	Manager’s Analysis
PowerShares Dynamic Large Cap Growth Portfolio (PWB)

As an index fund, the PowerShares Dynamic Large Cap Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large cap companies that comprise the Index.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects 50 large cap U.S. growth stocks for inclusion in the Index principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Index Provider considers the 250 largest stocks to be large cap, it considers the next 750 stocks to be mid cap, and it considers the remaining 1,000 stocks to be small cap. The Index Provider divides large cap stocks into growth stocks and value stocks. The Index Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Index Provider then divides the large cap growth universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Index Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving approximately 3.3%. The bottom four quintiles are another sub-group. The Index Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving approximately 1.4%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 2.73%. On a net asset value (“NAV”) basis, the Fund returned 2.70%. During the same time period, the Index returned 3.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 1.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 640 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the information technology sector followed by the Fund’s allocation to and stock selection within the consumer discretionary sector.

For the fiscal year ended April 30, 2016, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the industrials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Facebook, Inc. Class A, an information technology company (portfolio average weight of 3.51%), and Home Depot, Inc. (The), a consumer discretionary company (portfolio average weight of 3.35%). Positions that detracted most significantly from the Fund’s return included Boeing Co. (The), an industrials company (no longer held at fiscal year-end), and Biogen, Inc., a health care company (no longer held at fiscal year-end).

4

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Discretionary	33.0
Information Technology	22.3
Health Care	19.0
Consumer Staples	17.3
Financials	4.3
Industrials	2.7
Telecommunication Services	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Amazon.com, Inc.	3.8
Bristol-Myers Squibb Co.	3.7
MasterCard, Inc., Class A	3.6
Facebook, Inc., Class A	3.5
UnitedHealth Group, Inc.	3.5
Walt Disney Co. (The)	3.5
McDonald’s Corp.	3.5
Visa, Inc., Class A	3.4
Home Depot, Inc. (The)	3.4
CVS Health Corp.	3.3
Total	35.2

*	Excluding money market fund holdings.

5

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	3.29%	14.43%	49.85%	13.33%	86.94%	7.88%	113.60%	8.06%	137.42%
Russell 1000® Growth Index	1.07	12.47	42.28	11.44	71.84	8.20	119.91	8.26	142.55
Fund
NAV Return	2.70	13.74	47.16	12.63	81.25	7.19	100.18	7.35	120.72
Market Price Return	2.73	13.75	47.18	12.62	81.19	7.19	100.24	7.33	120.21

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PWV	Manager’s Analysis
PowerShares Dynamic Large Cap Value Portfolio (PWV)

As an index fund, the PowerShares Dynamic Large Cap Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large cap companies that comprise the Index.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects 50 large cap U.S. value stocks for inclusion in the Index principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Index Provider considers the 250 largest stocks to be large cap, it considers the next 750 stocks to be mid cap, and it considers the remaining 1,000 stocks to be small cap. The Index Provider divides large cap stocks into growth stocks and value stocks. The Index Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Index Provider then divides the large cap value universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Index Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving approximately 3.3%. The bottom four quintiles are another sub-group. The Index Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving approximately 1.4%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (2.18)%. On a net asset value (“NAV”) basis, the Fund returned (2.17)%. During the same time period, the Index returned (1.55)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned (0.40)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 690 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to allocation to the information technology sector.

For the fiscal year ended April 30, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the telecommunication services sector. The information technology sector detracted most significantly from the Fund’s return, followed by the financials and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included AT&T, Inc., a telecommunication services company (portfolio average weight of 3.41%), and Chubb Corporation, a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Macy’s, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Procter & Gamble Co. (The), a consumer staples company (no longer held at fiscal year-end).

7

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Information Technology	18.0
Health Care	16.2
Financials	15.5
Energy	11.4
Utilities	11.4
Industrials	7.9
Telecommunication Services	6.4
Consumer Discretionary	5.7
Consumer Staples	4.7
Materials	2.8
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2016
Security
Chevron Corp.	3.8
International Business Machines Corp.	3.5
JPMorgan Chase & Co.	3.4
Merck & Co., Inc.	3.4
Pfizer, Inc.	3.4
Exxon Mobil Corp.	3.4
Oracle Corp.	3.4
Johnson & Johnson	3.3
AT&T, Inc.	3.3
Cisco Systems, Inc.	3.3
Total	34.2

8

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	(1.55)%	8.92%	29.23%	11.22%	70.22%	8.66%	129.53%	9.41%	172.90%
Russell 1000® Value Index	(0.40)	9.59	31.62	10.13	61.97	5.67	73.63	6.30	97.81
Fund
NAV Return	(2.17)	8.26	26.88	10.52	64.89	7.94	114.78	8.68	153.24
Market Price Return	(2.18)	8.23	26.78	10.50	64.76	7.94	114.70	8.67	152.81

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

EQWS	Manager’s Analysis
PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Small Core Portfolio to PowerShares Russell 2000 Equal Weight Portfolio and the underlying index changed from RAFI® Fundamental Small Core Index (the “Previous Index”) to Russell 2000® Equal Weight Index (the “Index”). At that time the Fund also changed its ticker symbol from PXSC to EQWS and changed its investment objective and investment policies.

As an index fund, the PowerShares Russell 2000 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is designed to provide equal-weighted exposure to approximately 2,000 mid and small cap securities in the larger U.S. equity market. The Index generally is composed of all of the securities included in the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies representing 95% of the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell 2000® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell 2000® Index, which employs a market cap-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell 2000® Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (7.97)%. On a net asset value (“NAV”) basis, the Fund returned (8.00)%. During the same time period, the Blended-Russell 2000® Equal Weight Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (7.78)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (5.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,950 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad-based small cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap equity market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the energy sector.

For the fiscal year ended April 30, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and telecommunication services sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included National Beverage Corp., a consumer staples company (portfolio average weight of 0.25%), and Coeur Mining, Inc., a materials company (portfolio average weight of 0.10%). Positions that detracted most significantly from the Fund’s return included Ultra Petroleum Corp., an energy company (no longer held at fiscal year-end), and Peabody Energy Corporation, an energy company (no longer held at fiscal year-end).

10

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Industrials	13.5
Information Technology	13.1
Health Care	12.0
Energy	11.6
Consumer Discretionary	10.8
Financials	10.7
Consumer Staples	10.3
Materials	7.9
Utilities	6.2
Telecommunication Services	3.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Sanchez Energy Corp.	0.3
B&G Foods, Inc.	0.3
Fairmount Santrol Holdings, Inc.	0.3
Helix Energy Solutions Group, Inc.	0.3
Natural Health Trends Corp.	0.3
EXCO Resources, Inc.	0.3
Diplomat Pharmacy, Inc.	0.3
Pioneer Energy Services Corp.	0.3
MGP Ingredients, Inc.	0.2
Parker Drilling Co.	0.2
Total	2.8

*	Excluding money market fund holdings.

11

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Russell 2000® Equal Weight Index††	(7.78)%	7.19%	23.16%	6.97%	40.03%	4.44%	50.53%
Russell 2000® Equal Weight Index	(9.04)	5.69	18.07	5.19	28.77	N/A	N/A
Russell 2000® Index	(5.94)	7.53	24.33	6.98	40.11	5.45	64.79
Fund
NAV Return	(8.00)	6.79	21.78	6.54	37.28	3.78	41.85
Market Price Return	(7.97)	6.86	22.04	6.55	37.31	3.79	41.94

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.92%, including acquired fund fees and expenses of 0.02% and the net annual operating expense ratio was indicated as 0.27%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell 2000® Equal Weight Index is comprised of the performance of the Dynamic Small Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

12

PXSG	Manager’s Analysis
PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Small Growth Portfolio to PowerShares Russell 2000 Pure Growth Portfolio and the underlying index changed from RAFI® Fundamental Small Growth Index (the “Previous Index”) to Russell 2000® Pure Growth Index (the “Index”). At that time the Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares Russell 2000 Pure Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies representing 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (7.31)%. On a net asset value (“NAV”) basis, the Fund returned (7.47)%. During the same time period, the Blended-Russell 2000 Pure Growth Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (7.24)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Growth Index (the “Benchmark Index”) returned (8.27)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,180 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the

Fund compare to the performance of a similar small cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2016, the telecommunication services sector contributed most significantly to the Fund’s return, followed by the financials sector. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Hawaiian Holdings, Inc., an industrials company (portfolio average weight of 0.90%), and MaxLinear, Inc., Class A, an information technology company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return included Lannett Co., Inc., a health care company (portfolio average weight of 0.52%), and WisdomTree Investments, Inc., a financials company (portfolio average weight of 0.78%).

13

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Information Technology	31.3
Health Care	27.4
Industrials	14.2
Consumer Discretionary	13.2
Financials	5.9
Consumer Staples	3.3
Materials	3.0
Telecommunication Services	1.3
Energy	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
ABIOMED, Inc.	1.5
MaxLinear, Inc., Class A	1.4
Hawaiian Holdings, Inc.	1.4
NeoGenomics, Inc.	1.3
CoreSite Realty Corp. REIT	1.1
Zeltiq Aesthetics, Inc.	1.1
Clearfield, Inc.	1.1
Healthcare Services Group, Inc.	1.1
WebMD Health Corp.	1.0
Dycom Industries, Inc.	1.0
Total	12.0

*	Excluding money market fund holdings.

14

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Pure Growth Index†	(7.24)%	6.88%	22.09%	5.20%	28.83%	3.33%	38.76%	4.92%	70.88%
Russell 2000® Pure Growth Index	(7.26)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell 2000® Growth Index	(8.27)	8.50	27.74	7.15	41.23	6.14	81.44	7.40	121.84
Fund
NAV Return	(7.47)	6.56	21.00	4.81	26.48	2.74	30.99	4.33	60.47
Market Price Return	(7.31)	6.64	21.28	4.82	26.51	2.74	31.09	4.32	60.36

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.67%, including acquired fund fees and expenses of 0.02% and the net annual operating expense ratio was indicated as 0.41%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Pure Growth Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

††	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PXSV	Manager’s Analysis
PowerShares Russell 2000 Pure Value Portfolio (PXSV)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Small Value Portfolio to PowerShares Russell 2000 Pure Value Portfolio and the underlying index changed from RAFI® Fundamental Small Value Index (the “Previous Index”) to Russell 2000® Pure Value Index (the “Index”). At that time the Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares Russell 2000 Pure Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies representing 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with lower price-to-book ratios and lower forecasting growth values The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (4.90)%. On a net asset value (“NAV”) basis, the Fund returned (4.93)%. During the same time period, the Blended-Russell 2000 Pure Value Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (4.75)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the Russell 2000® Value Index (the “Benchmark Index”) returned (3.71)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,320 securities. The

Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar small cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the industrials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the energy sector.

For the fiscal year ended April 30, 2016, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Amedisys, Inc., a health care company (no longer held at fiscal year-end), and Oclaro, Inc., an information technology company (portfolio average weight of 0.34%). Positions that detracted most significantly from the Fund’s return included Republic Airways Holdings, Inc., an industrials company (no longer held at fiscal year-end), and Halcon Resources Corp., an energy company (portfolio average weight of 0.39%).

16

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Financials	56.6
Energy	10.2
Utilities	9.7
Information Technology	7.5
Industrials	7.1
Consumer Discretionary	5.2
Telecommunication Services	2.0
Health Care	1.2
Consumer Staples	0.3
Materials	0.1
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Callon Petroleum Co.	1.2
Gramercy Property Trust REIT	1.1
Portland General Electric Co.	1.0
ACCO Brands Corp.	1.0
ONE Gas, Inc.	0.9
Cash America International, Inc.	0.9
Avista Corp.	0.9
Flagstar Bancorp, Inc.	0.8
Checkpoint Systems, Inc.	0.8
Black Hills Corp.	0.8
Total	9.4

*	Excluding money market fund holdings.

17

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Pure Value Index†	(4.75)%	8.87%	29.05%	9.09%	54.49%	5.62%	72.77%	6.33%	98.29%
Russell 2000® Pure Value Index	(6.19)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell 2000® Value Index	(3.71)	6.50	20.81	6.77	38.74	4.61	56.98	5.87	88.98
Fund
NAV Return	(4.93)	8.62	28.17	8.79	52.36	5.07	63.93	5.74	86.43
Market Price Return	(4.90)	8.68	28.36	8.78	52.33	5.08	64.11	5.73	86.29

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.51% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Pure Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

††	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

18

EQWM	Manager’s Analysis
PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Mid Core Portfolio to PowerShares Russell Midcap Equal Weight Portfolio and the underlying index changed from RAFI® Fundamental Mid Core Index (the “Previous Index”) to Russell Midcap® Equal Weight Index (the “Index”). At that time the Fund also changed its ticker symbol from PXMC to EQWM and changed its investment objective and investment policies.

As an index fund, the PowerShares Russell Midcap Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is designed to provide equal-weighted exposure to approximately 800 securities of medium sized companies in the larger U.S. equity market. The Index generally is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Midcap® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell Midcap® Index, which employs a market cap-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (2.14)%. On a net asset value (“NAV”) basis, the Fund returned (2.02)%. During the same time period, the Blended-Russell Midcap® Equal Weight Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (1.83)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (2.14)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad-based mid cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. mid cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2016, which contributed to the Fund’s outperformance.

For the fiscal year ended April 30, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and materials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Tyson Foods, Inc. Class A, a consumer staples company (portfolio average weight of 0.32%), and Hormel Foods Corp., a consumer staples company (portfolio average weight of 0.35%). Positions that detracted most significantly from the Fund’s return included SunEdison, Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and GNC Holdings, Inc. Class A, a consumer discretionary company (portfolio average weight of 0.29%).

19

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Industrials	12.6
Information Technology	12.5
Energy	11.8
Health Care	11.8
Consumer Staples	10.8
Financials	10.0
Consumer Discretionary	10.0
Utilities	9.3
Materials	9.3
Telecommunication Services	1.9
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Bunge Ltd.	0.4
Pilgrim’s Pride Corp.	0.4
Energizer Holdings, Inc.	0.4
Ingredion, Inc.	0.3
Monster Beverage Corp.	0.3
Nu Skin Enterprises, Inc., Class A	0.3
Spectrum Brands Holdings, Inc.	0.3
Mead Johnson Nutrition Co.	0.3
Coca-Cola Enterprises, Inc.	0.3
Hain Celestial Group, Inc. (The)	0.3
Total	3.3

*	Excluding money market fund holdings.

20

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index	1 Year					Average Annualized	Cumulative
Blended-Russell Midcap® Equal Weight Index††	(1.83)%	10.40%	34.55%	9.34%	56.28%	6.36%	78.70%
Russell Midcap® Equal Weight Index	(2.10)	10.19	33.79	9.71	58.94	N/A	N/A
Russell Midcap® Index	(2.14)	10.37	34.44	9.88	60.21	7.29	93.95
Fund
NAV Return	(2.02)	10.04	33.23	8.92	53.33	5.80	70.03
Market Price Return	(2.14)	10.02	33.19	8.90	53.17	5.80	69.92

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Midcap® Equal Weight Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

21

PXMG	Manager’s Analysis
PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Mid Growth Portfolio to PowerShares Russell Midcap Pure Growth Portfolio and the underlying index changed from RAFI® Fundamental Mid Growth Index (the “Previous Index”) to Russell Midcap® Pure Growth Index (the “Index”). At that time the Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares Russell Midcap Pure Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is composed of securities selected from the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (8.40)%. On a net asset value (“NAV”) basis, the Fund returned (8.34)%. During the same time period, the Blended-Russell Midcap® Pure Growth Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (8.04)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned (4.13)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 498 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the

Fund compare to the performance of a similar mid cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. mid cap growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the health care sector.

For the fiscal year ended April 30, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the consumer staples and telecommunication services sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the information technology and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Edwards Lifesciences Corp., a health care company (portfolio average weight of 1.3%), and Ulta Salon, Cosmetics & Fragrance, Inc., a consumer discretionary company (portfolio average weight of 1.91%). Positions that detracted most significantly from the Fund’s return included Akorn, Inc., a health care company (portfolio average weight of 1.07%), and Tenet Healthcare Corp., a health care company (portfolio average weight of 0.93%).

22

PowerShares Russell Midcap Pure Growth Portfolio (PXMG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Information Technology	30.0
Consumer Discretionary	26.2
Health Care	18.5
Industrials	12.7
Financials	6.4
Materials	3.1
Consumer Staples	2.5
Energy	0.7
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Ulta Salon, Cosmetics & Fragrance, Inc.	2.4
Ultimate Software Group, Inc. (The)	2.2
Six Flags Entertainment Corp.	2.2
Edwards Lifesciences Corp.	2.1
Global Payments, Inc.	2.1
Equinix, Inc. REIT	1.8
FleetCor Technologies, Inc.	1.8
Tempur Sealy International, Inc.	1.7
O’Reilly Automotive, Inc.	1.7
NetSuite, Inc.	1.7
Total	19.7

*	Excluding money market fund holdings.

23

PowerShares Russell Midcap Pure Growth Portfolio (PXMG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Pure Growth Index†	(8.04)%	5.35%	16.92%	5.26%	29.25%	5.65%	73.29%	7.28%	119.12%
Russell Midcap® Pure Growth Index	(8.10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell Midcap® Growth Index	(4.13)	10.43	34.67	9.20	55.30	7.38	103.84	8.41	146.22
Fund
NAV Return	(8.34)	4.95	15.60	4.84	26.65	5.08	64.20	6.67	105.57
Market Price Return	(8.40)	4.96	15.62	4.82	26.56	5.08	64.10	6.65	105.16

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.42% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Pure Growth Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

††	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

24

PXMV	Manager’s Analysis
PowerShares Russell Midcap Pure Value Portfolio (PXMV)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Mid Value Portfolio to PowerShares Russell Midcap Pure Value Portfolio and the underlying index changed from RAFI® Fundamental Mid Value Index (the “Previous Index”) to Russell Midcap® Pure Value Index (the “Index”). At that time the Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares Russell Midcap Pure Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is composed of securities selected from the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with lower price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 1.39%. On a net asset value (“NAV”) basis, the Fund returned 1.35%. During the same time period, the Blended-Russell Midcap® Pure Value Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 1.70%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Value Index (the “Benchmark Index”) returned (0.18)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 560 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the

Fund compare to the performance of a similar mid cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. mid cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the health care sector during the fiscal year ended April 30, 2016, which contributed to the Fund’s outperformance.

For the fiscal year ended April 30, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included StanCorp Financial Group, Inc., a financials company (no longer held at fiscal year-end), and TECO Energy, Inc., a utilities company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return included Golar LNG Ltd., an energy company (portfolio average weight of 0.59%), and Marathon Oil Corp., an energy company (portfolio average weight of 0.68%).

25

PowerShares Russell Midcap Pure Value Portfolio (PXMV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Financials	41.2
Utilities	23.8
Energy	10.6
Industrials	6.5
Materials	5.5
Information Technology	4.9
Telecommunication Services	2.9
Consumer Discretionary	2.5
Consumer Staples	1.3
Health Care	0.8
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
M&T Bank Corp.	1.8
Orbital ATK, Inc.	1.7
White Mountains Insurance Group Ltd.	1.6
First Solar, Inc.	1.5
SCANA Corp.	1.5
Edison International	1.4
Consolidated Edison, Inc.	1.4
Newfield Exploration Co.	1.4
Hess Corp.	1.4
Cincinnati Financial Corp.	1.4
Total	15.1

*	Excluding money market fund holdings.

26

PowerShares Russell Midcap Pure Value Portfolio (PXMV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Pure Value Index†	1.70%	11.46%	38.47%	12.25%	78.24%	7.04%	97.43%	7.82%	131.62%
Russell Midcap® Pure Value Index	0.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell Midcap® Value Index	(0.18)	10.26	34.03	10.45	64.40	7.35	103.34	8.32	143.88
Fund
NAV Return	1.35	11.06	37.00	11.81	74.72	6.44	86.68	7.17	116.49
Market Price Return	1.39	11.05	36.95	11.80	74.65	6.44	86.64	7.15	116.16

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.53%, including acquired fund fees and expenses of 0.01% and the net annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Pure Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

††	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

27

EQWL	Manager’s Analysis
PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Large Core Portfolio to PowerShares Russell Top 200 Equal Weight Portfolio and the underlying index changed from RAFI® Fundamental Large Core Index (the “Previous Index”) to Russell Top 200® Equal Weight Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXLC to EQWL and changed its investment objective and investment policies.

As an index fund, the PowerShares Russell Top 200 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is designed to provide equal-weighted exposure to the securities of the largest 200 companies in the U.S. equity market. The Index generally is composed of all of the securities included in the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies representing 95% of the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Top 200® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell Top 200® Index, which employs a market cap-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Top 200® Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 0.78%. On a net asset value (“NAV”) basis, the Fund returned 0.81%. During the same time period, the Blended-Russell Top 200® Equal Weight Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 1.06%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 0.34%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,020 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar large cap equity benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2016, which both contributed to the Fund’s outperformance.

For the fiscal year ended April 30, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the industrials and utilities sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included UnitedHealth Group, Inc., a health care company (portfolio average weight of 0.66%), and Chemours Co. (The), a materials company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included Micron Technology, Inc., an information technology company (portfolio average weight of 0.44%), and Williams Cos., Inc. (The), an energy company (portfolio average weight of 0.44%).

28

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Health Care	16.2
Financials	15.8
Consumer Discretionary	14.0
Information Technology	13.7
Industrials	12.1
Energy	9.2
Consumer Staples	8.8
Materials	5.2
Utilities	3.4
Telecommunication Services	1.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Devon Energy Corp.	0.7
Chemours Co. (The)	0.6
Williams Cos., Inc. (The)	0.6
ConocoPhillips	0.6
Halliburton Co.	0.6
Anadarko Petroleum Corp.	0.6
Bristol-Myers Squibb Co.	0.6
Discover Financial Services	0.6
Amazon.com, Inc.	0.5
Occidental Petroleum Corp.	0.5
Total	5.9

*	Excluding money market fund holdings.

29

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Russell Top 200® Equal Weight Index††	1.06%	11.07%	37.02%	11.27%	70.58%	7.35%	94.90%
Russell Top 200® Equal Weight Index	0.10	N/A	N/A	N/A	N/A	N/A	N/A
Russell 1000® Index	0.34	11.06	36.98	10.81	67.09	6.61	82.71
Fund
NAV Return	0.81	10.68	35.57	10.85	67.36	6.77	85.30
Market Price Return	0.78	10.63	35.39	10.82	67.18	6.75	84.97

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.49% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2016.

30

PXLG	Manager’s Analysis
PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Large Growth Portfolio to PowerShares Russell Top 200 Pure Growth Portfolio and the underlying index changed from RAFI® Fundamental Large Growth Index (the “Previous Index”) to Russell Top 200® Pure Growth Index (the “Index”). At that time the Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares Russell Top 200 Pure Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index, and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is composed of securities selected from the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (1.83)%. On a net asset value (“NAV”) basis, the Fund returned (1.89)%. During the same time period, the Blended-Russell Top 200® Pure Growth Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (1.51)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 1.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 635 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the

Fund compare to the performance of a similar large cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap equity growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the industrials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in the health care sector.

For the fiscal year ended April 30, 2016, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Facebook, Inc. Class A, an information technology company (portfolio average weight of 2.87%), and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.85%). Positions that detracted most significantly from the Fund’s return included Illumina, Inc., a health care company (portfolio average weight of 2.30%), and Regeneron Pharmaceuticals, Inc., a health care company (portfolio average weight of 3.08%).

31

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Discretionary	31.5
Information Technology	26.5
Health Care	20.9
Consumer Staples	6.4
Materials	5.3
Financials	4.6
Industrials	4.5
Energy	0.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Priceline Group, Inc. (The)	3.7
Facebook, Inc., Class A	3.7
American Tower Corp. REIT	3.6
salesforce.com, inc.	3.4
MasterCard, Inc., Class A	3.4
Amazon.com, Inc.	3.4
Visa, Inc., Class A	3.2
Tesla Motors, Inc.	3.2
Lowe’s Cos., Inc.	3.0
Celgene Corp.	2.9
Total	33.5

*	Excluding money market fund holdings.

32

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Blended-Russell Top 200® Pure Growth Index††	(1.51)%	11.72%	39.44%	13.27%	83.54%
Russell Top 200® Pure Growth Index	0.34	N/A	N/A	N/A	N/A
Russell 1000® Growth Index	1.07	12.47	42.28	13.46	85.02
Fund
NAV Return	(1.89)	11.27	37.77	12.83	80.11
Market Price Return	(1.83)	11.30	37.88	12.85	80.28

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.39. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Pure Growth Index performance is comprised of the performance of the Previous Index, from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2016.

33

PXLV	Manager’s Analysis
PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Large Value Portfolio to PowerShares Russell Top 200 Pure Value Portfolio and the underlying index changed from RAFI® Fundamental Large Value Index (the “Previous Index”) to Russell Top 200® Pure Value Index (the “Index”). At that time the Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares Russell Top 200 Pure Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through May 22, 2015, comprised the Previous Index.

The Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index measuring the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (0.92)%. On a net asset value (“NAV”) basis, the Fund returned (0.84)%. During the same time period, the Blended-Russell Top 200® Pure Value Index (a composite of the returns of the Previous Index through May 22, 2015, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (0.53)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned (0.40)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 690 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar large cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the health care sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to fees and operating expenses incurred by the Fund as well as the Fund’s overweight position in the energy sector.

For the fiscal year ended April 30, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included General Electric Co., an industrials company (portfolio average weight of 3.44%), and Southern Co. (The), a utilities company (portfolio average weight of 2.62%). Positions that detracted most significantly from the Fund’s return included ConocoPhillips, an energy company (portfolio average weight of 2.41%), and Devon Energy Corp., an energy company (portfolio average weight of 0.67%).

34

PowerShares Russell Top 200 Pure Value Portfolio (PXLV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Financials	36.2
Energy	20.7
Utilities	16.1
Information Technology	7.0
Industrials	6.6
Consumer Staples	5.2
Consumer Discretionary	3.2
Telecommunication Services	2.9
Health Care	2.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
General Electric Co.	3.5
Chubb Ltd.	3.3
Apache Corp.	3.2
Occidental Petroleum Corp.	3.2
American Electric Power Co., Inc.	3.2
Duke Energy Corp.	3.1
Yahoo!, Inc.	3.1
Southern Co. (The)	3.0
PNC Financial Services Group, Inc. (The)	2.9
Chevron Corp.	2.8
Total	31.3

*	Excluding money market fund holdings.

35

PowerShares Russell Top 200 Pure Value Portfolio (PXLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Blended-Russell Top 200® Pure Value Index††	(0.53)%	8.33%	27.12%	11.55%	70.29%
Russell Top 200® Pure Value Index	(1.31)	N/A	N/A	N/A	N/A
Russell 1000® Value Index	(0.40)	9.59	31.62	11.95	73.34
Fund
NAV Return	(0.84)	7.96	25.83	11.13	67.27
Market Price Return	(0.92)	7.92	25.70	11.14	67.36

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Pure Value Index performance is comprised of the performance of the Previous Index, from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2016.

36

PZI	Manager’s Analysis
PowerShares Zacks Micro Cap Portfolio (PZI)

As an index fund, the PowerShares Zacks Micro Cap Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Index.

Zacks Investment Research (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider designs the selection methodology of the Index to identify companies with potentially superior risk-return profiles, as determined by the Index Provider. The objective of the Index is to actively represent a group of stocks that have the potential to outperform passive benchmark micro capitalization indices and other actively managed U.S. micro capitalization strategies. The Index constituent selection methodology utilizes a proprietary composite scoring system that measures companies on the basis of relative value and momentum, and is designed to be an effective, quantitative approach to selecting stocks with the greatest potential for capital appreciation from the micro capitalization subset of the domestic equity universe. The Index Provider selects U.S. stocks from a universe of 7,000 domestic companies. For the purpose of this constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and a minimum capitalization of approximately 0.015% of the largest capitalization domestic company at the time of selection. The Index Provider ranks and sorts each company from highest to lowest by each factor subset, then combines the rankings to establish a composite profile. A security may be an Index constituent only if it achieves a minimum threshold ranking on each factor. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (1.82)%. On a net asset value (“NAV”) basis, the Fund returned (1.94)%. During the same time period, the Index returned (0.96)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as the impact of trading costs associated with the quarterly rebalance.

During this same time period, the Russell Microcap® Index (the “Benchmark Index”) returned (8.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,625 securities. The Fund selected this additional comparative benchmark to help investors better understand how the investment results of the

Fund compare to the performance of a similar micro-cap U.S. stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the micro-cap segment of the U.S. market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a proprietary stock selection methodology that differs from the stock selection methodology of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the health care, materials, and energy sectors.

For the fiscal year ended April 30, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the financials and consumer staples sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Coeur Mining, Inc., a materials company (portfolio average weight of 0.11%), and First Majestic Silver Corp., a materials company (portfolio average weight of 0.11%). Positions that detracted most significantly from the Fund’s return included Blucora, Inc., an information technology company (no longer held at fiscal year-end), and TravelCenters of America LLC, a consumer discretionary company (no longer held at fiscal year-end).

37

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Financials	48.8
Industrials	10.7
Consumer Discretionary	10.4
Energy	8.8
Information Technology	7.1
Materials	6.0
Health Care	3.3
Consumer Staples	2.2
Utilities	1.7
Telecommunication Services	1.0
Pharmaceuticals	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Silver Standard Resources, Inc.	0.4
Fortuna Silver Mines, Inc.	0.4
First Majestic Silver Corp.	0.4
IAMGOLD Corp.	0.4
Pretium Resources, Inc.	0.4
Asanko Gold, Inc.	0.4
Parker Drilling Co.	0.4
Coeur Mining, Inc.	0.3
Alliance One International, Inc.	0.3
Richmont Mines, Inc.	0.3
Total	3.7

*	Excluding money market fund holdings.

38

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Zacks Micro Cap Index™	(0.96)%	6.93%	22.28%	6.81%	39.02%	0.81%	8.39%	2.39%	28.78%
Russell Microcap® Index	(8.08)	7.49	24.20	6.97	40.04	3.56	41.92	4.96	67.91
Fund
NAV Return	(1.94)	6.13	19.55	5.97	33.63	(0.04)	(0.42)	1.53	17.70
Market Price Return	(1.82)	6.21	19.81	5.99	33.75	(0.04)	(0.41)	1.52	17.55

Fund Inception: August 18, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.14%, including acquired fund fees and expenses of 0.24% and the net annual operating expense ratio was indicated as 0.94%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

39

Schedule of Investments(a)

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—33.0%
25,643	Amazon.com, Inc.(b)	$16,913,866
7,807	AutoZone, Inc.(b)	5,974,151
126,230	Carnival Corp.	6,191,581
80,268	Dollar General Corp.	6,574,752
112,768	Home Depot, Inc. (The)	15,098,508
88,307	Lowe’s Cos., Inc.	6,713,098
89,537	Marriott International, Inc., Class A	6,275,648
121,630	McDonald’s Corp.	15,384,979
227,444	NIKE, Inc., Class B	13,405,549
23,209	O’Reilly Automotive, Inc.(b)	6,096,540
4,865	Priceline Group, Inc. (The)(b)	6,536,906
108,403	Ross Stores, Inc.	6,155,122
244,051	Starbucks Corp.	13,722,988
80,671	TJX Cos., Inc. (The)	6,116,475
149,387	Walt Disney Co. (The)	15,425,702

		146,585,865

	Consumer Staples—17.3%
60,952	Brown-Forman Corp., Class B	5,870,897
47,740	Clorox Co. (The)	5,978,480
42,956	Constellation Brands, Inc., Class A	6,703,713
40,767	Costco Wholesale Corp.	6,038,816
145,791	CVS Health Corp.	14,651,995
66,197	Dr Pepper Snapple Group, Inc.	6,017,969
66,479	Estee Lauder Cos., Inc. (The), Class A	6,373,342
142,005	Hormel Foods Corp.	5,474,293
154,677	Kroger Co. (The)	5,474,019
178,937	Walgreens Boots Alliance, Inc.	14,186,125

		76,769,649

	Financials—4.3%
239,670	Charles Schwab Corp. (The)	6,809,025
65,493	CME Group, Inc., Class A	6,019,461
25,432	Intercontinental Exchange, Inc.	6,104,443

		18,932,929

	Health Care—19.0%
69,705	AmerisourceBergen Corp.	5,931,896
228,724	Bristol-Myers Squibb Co.	16,509,298
73,491	Cardinal Health, Inc.	5,766,104
43,201	Cigna Corp.	5,985,067
69,397	Edwards Lifesciences Corp.(b)	7,370,655
193,452	Eli Lilly & Co.	14,611,430
34,145	Humana, Inc.	6,046,055
10,753	Intuitive Surgical, Inc.(b)	6,735,249
117,349	UnitedHealth Group, Inc.	15,452,516

		84,408,270

	Industrials—2.7%
127,498	Delta Air Lines, Inc.	5,312,842
144,700	Southwest Airlines Co.	6,455,067

		11,767,909

	Information Technology—22.3%
191,344	Activision Blizzard, Inc.	6,595,628
19,643	Alphabet, Inc., Class A(b)	13,904,887
45,841	Broadcom Ltd. (Singapore)	6,681,326
94,678	Electronic Arts, Inc.(b)	5,855,834
131,931	Facebook, Inc., Class A(b)	15,512,447

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
62,278	Fiserv, Inc.(b)	$6,085,806
63,729	Intuit, Inc.	6,429,619
162,591	MasterCard, Inc., Class A	15,769,701
192,614	NVIDIA Corp.	6,843,575
195,765	Visa, Inc., Class A	15,120,889

		98,799,712

	Telecommunication Services—1.4%
162,850	T-Mobile US, Inc.(b)	6,396,748

	Total Common Stocks (Cost $407,627,522)	443,661,082

	Money Market Fund—0.0%
52,887	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $52,887)	52,887

	Total Investments (Cost $407,680,409)—100.0%	443,713,969
	Other assets less liabilities—0.0%	37,899

	Net Assets—100.0%	$443,751,868

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Large Cap Value Portfolio (PWV)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—5.7%
1,051,541	Ford Motor Co.	$14,258,896
442,546	General Motors Co.	14,072,963
168,956	Omnicom Group, Inc.	14,018,279
167,192	Target Corp.	13,291,764

		55,641,902

	Consumer Staples—4.7%
376,908	Archer-Daniels-Midland Co.	15,053,705
460,025	Wal-Mart Stores, Inc.	30,761,872

		45,815,577

	Energy—11.4%
362,729	Chevron Corp.	37,063,649
374,267	Exxon Mobil Corp.	33,085,203
383,185	Marathon Petroleum Corp.	14,974,870
165,773	Phillips 66	13,611,621
219,791	Valero Energy Corp.	12,939,096

		111,674,439

	Financials—15.5%
217,928	Aflac, Inc.	15,030,494
203,866	Allstate Corp. (The)	13,261,483
256,658	American International Group, Inc.	14,326,650
306,155	Hartford Financial Services Group, Inc. (The)	13,587,159
531,741	JPMorgan Chase & Co.	33,606,031
379,640	SunTrust Banks, Inc.	15,846,174
120,900	Travelers Cos., Inc. (The)	13,286,910
636,496	Wells Fargo & Co.	31,812,070

		150,756,971

	Health Care—16.2%
98,964	Anthem, Inc.	13,931,162
347,294	Gilead Sciences, Inc.	30,634,804
186,159	HCA Holdings, Inc.(b)	15,008,138
289,245	Johnson & Johnson	32,418,580
604,189	Merck & Co., Inc.	33,133,725
1,012,118	Pfizer, Inc.	33,106,380

		158,232,789

	Industrials—7.9%
320,838	American Airlines Group, Inc.	11,129,870
95,639	General Dynamics Corp.	13,439,192
138,125	Illinois Tool Works, Inc.	14,436,825
105,340	Raytheon Co.	13,309,709
231,751	United Continental Holdings, Inc.(b)	10,616,513
233,987	Waste Management, Inc.	13,756,096

		76,688,205

	Information Technology—18.0%
690,140	Applied Materials, Inc.	14,127,166
1,158,515	Cisco Systems, Inc.	31,847,577
975,647	Hewlett Packard Enterprise Co.	16,254,279
1,232,400	HP, Inc.	15,121,548
1,026,719	Intel Corp.	31,089,051
231,733	International Business Machines Corp.	33,819,114
827,818	Oracle Corp.	32,996,826

		175,255,561

Number of Shares		Value
	Common Stocks (continued)
	Materials—2.8%
269,035	Dow Chemical Co. (The)	$14,153,932
163,557	LyondellBasell Industries NV, Class A	13,521,257

		27,675,189

	Telecommunication Services—6.4%
824,032	AT&T, Inc.	31,988,922
599,689	Verizon Communications, Inc.	30,548,158

		62,537,080

	Utilities—11.4%
213,321	American Electric Power Co., Inc.	13,545,884
186,392	Consolidated Edison, Inc.	13,904,843
194,956	Edison International	13,785,339
413,259	Exelon Corp.	14,501,258
376,590	PPL Corp.	14,174,848
308,173	Public Service Enterprise Group, Inc.	14,216,020
272,102	Southern Co. (The)	13,632,310
333,911	Xcel Energy, Inc.	13,366,457

		111,126,959

	Total Investments (Cost $926,973,220)—100.0%	975,404,672
	Other assets less liabilities—(0.0)%	(105,850)

	Net Assets—100.0%	$975,298,822

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.8%
622	1-800-FLOWERS.COM, Inc., Class A(b)	$4,883
216	2U, Inc.(b)	6,054
147	Abercrombie & Fitch Co., Class A	3,929
161	AMC Entertainment Holdings, Inc., Class A	4,537
313	American Axle & Manufacturing Holdings, Inc.(b)	4,855
284	American Eagle Outfitters, Inc.	4,064
230	American Public Education, Inc.(b)	5,327
120	America’s Car-Mart, Inc.(b)	3,188
589	Apollo Education Group, Inc., Class A(b)	4,594
281	Arctic Cat, Inc.	4,673
78	Asbury Automotive Group, Inc.(b)	4,728
451	Ascena Retail Group, Inc.(b)	3,973
436	Ascent Capital Group, Inc., Series A(b)	6,571
487	Barnes & Noble Education, Inc.(b)	4,558
383	Barnes & Noble, Inc.	4,500
146	Bassett Furniture Industries, Inc.	4,308
562	Beazer Homes USA, Inc.(b)	4,620
503	Belmond Ltd., Class A (United Kingdom)(b)	4,607
422	Big 5 Sporting Goods Corp.	5,102
103	Big Lots, Inc.	4,724
15	Biglari Holdings, Inc.(b)	5,609
111	BJ’s Restaurants, Inc.(b)	4,951
1,031	Black Diamond, Inc.(b)	4,382
286	Bloomin’ Brands, Inc.	5,348
184	Blue Nile, Inc.	4,744
103	Bob Evans Farms, Inc.	4,691
287	Bojangles’, Inc.(b)	5,060
502	Boot Barn Holdings, Inc.(b)	4,116
235	Boyd Gaming Corp.(b)	4,380
605	Bravo Brio Restaurant Group, Inc.(b)	4,459
453	Bridgepoint Education, Inc.(b)	4,322
74	Bright Horizons Family Solutions, Inc.(b)	4,856
138	Buckle, Inc. (The)	3,994
31	Buffalo Wild Wings, Inc.(b)	4,143
366	Build-A-Bear Workshop, Inc.(b)	4,820
84	Burlington Stores, Inc.(b)	4,785
797	Caesars Acquisition Co., Class A(b)	6,033
724	Caesars Entertainment Corp.(b)	4,945
144	CalAtlantic Group, Inc.	4,661
168	Caleres, Inc.	4,235
517	Callaway Golf Co.	4,829
1,052	Cambium Learning Group, Inc.(b)	4,787
90	Capella Education Co.	4,978
1,077	Career Education Corp.(b)	5,751
153	Carmike Cinemas, Inc.(b)	4,588
223	Carriage Services, Inc.	5,448
341	Carrols Restaurant Group, Inc.(b)	4,743
122	Cato Corp. (The), Class A	4,464
51	Cavco Industries, Inc.(b)	4,472
1,837	Central European Media Enterprises Ltd., Class A (Bermuda)(b)	4,886
290	Century Communities, Inc.(b)	5,000
90	Cheesecake Factory, Inc. (The)	4,591
1,069	Chegg, Inc.(b)	4,853
261	Cherokee, Inc.(b)	4,082
367	Chico’s FAS, Inc.	4,628

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
57	Children’s Place, Inc. (The)	$4,441
1,954	Christopher & Banks Corp.(b)	5,080
32	Churchill Downs, Inc.	4,294
151	Chuy’s Holdings, Inc.(b)	4,612
264	Citi Trends, Inc.	4,741
348	ClubCorp Holdings, Inc.	4,646
305	Collectors Universe, Inc.	5,304
77	Columbia Sportswear Co.	4,510
296	Conn’s, Inc.(b)	4,067
765	Container Store Group, Inc. (The)(b)	5,432
130	Cooper Tire & Rubber Co.	4,490
65	Cooper-Standard Holding, Inc.(b)	5,012
410	Core-Mark Holding Co., Inc.	33,481
31	Cracker Barrel Old Country Store, Inc.	4,539
524	Crocs, Inc.(b)	4,375
908	Crown Media Holdings, Inc., Class A(b)	4,604
169	CSS Industries, Inc.	4,725
513	Culp, Inc.	13,461
9,261	Cumulus Media, Inc., Class A(b)	3,441
24	Daily Journal Corp.(b)	4,714
341	Dana Holding Corp.	4,409
121	Dave & Buster’s Entertainment, Inc.(b)	4,683
81	Deckers Outdoor Corp.(b)	4,683
290	Del Frisco’s Restaurant Group, Inc.(b)	4,620
463	Denny’s Corp.(b)	4,579
928	Destination XL Group, Inc.(b)	4,983
255	DeVry Education Group, Inc.	4,424
200	Diamond Resorts International, Inc.(b)	4,242
51	DineEquity, Inc.	4,386
87	Dorman Products, Inc.(b)	4,680
187	DreamWorks Animation SKG, Inc., Class A(b)	7,465
74	Drew Industries, Inc.	4,797
243	Duluth Holdings, Inc., Class B(b)	5,781
288	E.W. Scripps Co. (The), Class A(b)	4,372
374	El Pollo Loco Holdings, Inc.(b)	4,933
421	Eldorado Resorts, Inc.(b)	5,519
358	Empire Resorts, Inc.(b)	5,954
442	Entercom Communications Corp., Class A(b)	5,012
639	Entravision Communications Corp., Class A	5,080
409	Eros International PLC, Class A(b)	5,472
389	Escalade, Inc.	4,641
150	Ethan Allen Interiors, Inc.	5,106
532	Etsy, Inc.(b)	4,671
4,673	EVINE Live, Inc.(b)	7,196
223	Express, Inc.(b)	4,054
508	Federal-Mogul Holdings Corp.(b)	4,694
1,036	Fenix Parts, Inc.(b)	5,221
148	Fiesta Restaurant Group, Inc.(b)	4,752
216	Finish Line, Inc. (The), Class A	4,266
113	Five Below, Inc.(b)	4,712
106	Flexsteel Industries, Inc.	4,334
300	Fogo de Chao, Inc.(b)	5,007
291	Fox Factory Holding Corp.(b)	5,037
255	Francesca’s Holdings Corp.(b)	4,233
322	Fred’s, Inc., Class A	4,724
180	FTD Cos., Inc.(b)	5,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
66	Genesco, Inc.(b)	$4,566
116	Gentherm, Inc.(b)	4,262
101	G-III Apparel Group Ltd.(b)	4,570
640	Global Eagle Entertainment, Inc.(b)	5,126
111	Grand Canyon Education, Inc.(b)	4,854
402	Gray Television, Inc.(b)	5,166
3,180	Green Brick Partners, Inc.(b)	23,437
80	Group 1 Automotive, Inc.	5,267
252	Guess?, Inc.	4,624
256	Habit Restaurants, Inc. (The), Class A(b)	4,288
1,795	Harte-Hanks, Inc.	3,267
222	Haverty Furniture Cos., Inc.	4,145
45	Helen of Troy Ltd.(b)	4,479
352	Hemisphere Media Group, Inc., Class A(b)	4,210
129	Hibbett Sports, Inc.(b)	4,657
141	Hooker Furniture Corp.	3,497
385	Horizon Global Corp.(b)	4,724
240	Houghton Mifflin Harcourt Co.(b)	4,922
3,172	Hovnanian Enterprises, Inc., Class A(b)	5,297
87	HSN, Inc.	4,614
569	Iconix Brand Group, Inc.(b)	4,825
152	IMAX Corp.(b)	4,864
496	Installed Building Products, Inc.(b)	13,184
127	International Speedway Corp., Class A	4,253
334	Interval Leisure Group, Inc., Class W	4,716
586	Intrawest Resorts Holdings, Inc.(b)	5,063
151	iRobot Corp.(b)	5,644
337	Isle of Capri Casinos, Inc.(b)	5,021
480	J. Alexander’s Holdings, Inc.(b)	4,944
74	Jack in the Box, Inc.	4,999
672	JAKKS Pacific, Inc.(b)	5,040
385	Jamba, Inc.(b)	5,001
211	Johnson Outdoors, Inc., Class A	5,091
485	K12, Inc.(b)	5,961
336	KB Home	4,560
275	Kirkland’s, Inc.	4,516
380	Kona Grill, Inc.(b)	5,062
308	Krispy Kreme Doughnuts, Inc.(b)	5,362
385	La Quinta Holdings, Inc.(b)	4,916
173	Lands’ End, Inc.(b)	4,209
180	La-Z-Boy, Inc.	4,657
199	LGI Homes, Inc.(b)	5,574
253	Libbey, Inc.	4,706
247	Liberty Tax, Inc., Class A	2,952
226	Liberty TripAdvisor Holdings, Inc., Series A(b)	4,986
401	LifeLock, Inc.(b)	4,668
350	Lifetime Brands, Inc.	6,045
53	Lithia Motors, Inc., Class A	4,400
145	Loral Space & Communications, Inc.(b)	5,319
365	Lumber Liquidators Holdings, Inc.(b)	5,442
257	M/I Homes, Inc.(b)	5,166
308	Malibu Boats, Inc., Class A(b)	5,421
241	Marcus Corp. (The)	4,663
633	Marine Products Corp.	5,184
246	MarineMax, Inc.(b)	4,676
71	Marriott Vacations Worldwide Corp.	4,447

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
111	Mattress Firm Holding Corp.(b)	$4,331
342	MCBC Holdings, Inc.(b)	4,590
192	MDC Holdings, Inc.	4,725
204	MDC Partners, Inc., Class A	4,129
285	Media General, Inc.(b)	4,939
99	Meredith Corp.	5,080
132	Meritage Homes Corp.(b)	4,492
299	Metaldyne Performance Group, Inc.	4,763
545	Modine Manufacturing Co.(b)	5,891
242	Monarch Casino & Resort, Inc.(b)	4,598
65	Monro Muffler Brake, Inc.	4,499
125	Motorcar Parts of America, Inc.(b)	4,009
155	Movado Group, Inc.	4,373
102	NACCO Industries, Inc., Class A	6,071
318	National CineMedia, Inc.	4,516
247	Nautilus, Inc.(b)	4,357
414	New Home Co., Inc. (The)(b)	4,608
283	New Media Investment Group, Inc.	4,542
370	New York Times Co. (The), Class A	4,743
106	Nexstar Broadcasting Group, Inc., Class A	5,441
397	Noodles & Co., Class A(b)	4,427
239	Nutrisystem, Inc.	5,263
206	Ollie’s Bargain Outlet Holdings, Inc.(b)	5,449
128	Outerwall, Inc.	5,288
323	Overstock.com, Inc.(b)	4,713
68	Oxford Industries, Inc.	4,517
85	Papa John’s International, Inc.	4,810
428	Papa Murphy’s Holdings, Inc.(b)	5,376
325	Party City Holdco, Inc.(b)	4,657
305	Penn National Gaming, Inc.(b)	4,920
1,494	Performance Sports Group Ltd.(b)	5,543
250	Perry Ellis International, Inc.(b)	4,763
1,785	PetMed Express, Inc.	32,666
708	Pier 1 Imports, Inc.	4,878
143	Pinnacle Entertainment, Inc.(b)	1,579
297	Planet Fitness, Inc., Class A(b)	4,562
54	Pool Corp.	4,720
91	Popeyes Louisiana Kitchen, Inc.(b)	4,892
358	Potbelly Corp.(b)	5,102
399	Reading International, Inc., Class A(b)	5,175
77	Red Robin Gourmet Burgers, Inc.(b)	4,994
314	Regis Corp.(b)	4,292
296	Rent-A-Center, Inc.	4,351
120	Restoration Hardware Holdings, Inc.(b)	5,192
919	Ruby Tuesday, Inc.(b)	4,044
258	Ruth’s Hospitality Group, Inc.	4,097
117	Saga Communications, Inc., Class A	4,920
124	Scholastic Corp.	4,511
532	Scientific Games Corp., Class A(b)	5,277
227	SeaWorld Entertainment, Inc.	4,524
247	Select Comfort Corp.(b)	6,096
794	Sequential Brands Group, Inc.(b)	4,407
141	Shake Shack, Inc., Class A(b)	5,149
173	Shoe Carnival, Inc.	4,434
102	Shutterfly, Inc.(b)	4,690
151	Sinclair Broadcast Group, Inc., Class A	4,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,642	Sizmek, Inc.(b)	$4,351
1,297	Skullcandy, Inc.(b)	4,423
172	Smith & Wesson Holding Corp.(b)	3,755
252	Sonic Automotive, Inc., Class A	4,728
142	Sonic Corp.	4,881
184	Sotheby’s	5,012
249	Speedway Motorsports, Inc.	4,362
377	Sportsman’s Warehouse Holdings, Inc.(b)	4,290
585	Stage Stores, Inc.	4,306
138	Standard Motor Products, Inc.	4,900
633	Stein Mart, Inc.	4,583
129	Steven Madden Ltd.(b)	4,516
319	Stoneridge, Inc.(b)	4,549
79	Strattec Security Corp.	4,179
97	Strayer Education, Inc.(b)	4,815
67	Sturm Ruger & Co., Inc.	4,290
209	Superior Industries International, Inc.	5,459
265	Superior Uniform Group, Inc.	5,040
274	Tailored Brands, Inc.	4,773
342	Taylor Morrison Home Corp., Class A(b)	4,925
92	Tenneco, Inc.(b)	4,904
110	Texas Roadhouse, Inc.	4,479
318	Tile Shop Holdings, Inc. (The)(b)	5,673
687	Tilly’s, Inc., Class A(b)	4,321
302	Time, Inc.	4,439
177	Tower International, Inc.	4,062
432	Townsquare Media, Inc., Class A(b)	4,596
407	TRI Pointe Homes, Inc.(b)	4,721
577	Tribune Publishing Co.	6,537
595	Tuesday Morning Corp.(b)	5,165
172	Tumi Holdings, Inc.(b)	4,589
552	Unifi, Inc.(b)	14,220
73	Universal Electronics, Inc.(b)	4,848
1,143	Universal Technical Institute, Inc.	4,515
36	Vail Resorts, Inc.	4,667
235	Vera Bradley, Inc.(b)	4,122
724	Vince Holding Corp.(b)	4,474
154	Vitamin Shoppe, Inc.(b)	4,215
1,013	VOXX International Corp., Class A(b)	4,548
113	Wayfair, Inc., Class A(b)	4,266
254	WCI Communities, Inc.(b)	4,059
339	Weight Watchers International, Inc.(b)	4,390
499	West Marine, Inc.(b)	5,000
181	Weyco Group, Inc.	5,075
343	William Lyon Homes, Class A(b)	4,836
210	Wingstop, Inc.(b)	5,237
47	Winmark Corp.	4,474
215	Winnebago Industries, Inc.	4,653
258	Wolverine World Wide, Inc.	4,889
259	World Wrestling Entertainment, Inc., Class A	4,310
532	ZAGG, Inc.(b)	4,261
119	Zoe’s Kitchen, Inc.(b)	4,461
241	Zumiez, Inc.(b)	4,044

		1,412,640

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples—10.3%
2,294	Amplify Snack Brands, Inc.(b)	$35,351
1,035	Andersons, Inc. (The)	34,683
925	B&G Foods, Inc.	38,119
167	Boston Beer Co., Inc. (The), Class A(b)	26,065
557	Calavo Growers, Inc.	31,844
580	Cal-Maine Foods, Inc.	29,441
292	Casey’s General Stores, Inc.	32,704
289	Central Garden & Pet Co., Class A(b)	4,708
1,633	Chefs’ Warehouse, Inc. (The)(b)	31,468
202	Coca-Cola Bottling Co. Consolidated	32,193
467	Darling Ingredients, Inc.(b)	6,767
1,835	Dean Foods Co.	31,617
570	Elizabeth Arden, Inc.(b)	5,831
1,165	Farmer Brothers Co.(b)	35,195
742	Fresh Del Monte Produce, Inc.	32,099
220	HRG Group, Inc.(b)	3,168
901	Ingles Markets, Inc., Class A	32,499
153	Inter Parfums, Inc.	4,685
299	J & J Snack Foods Corp.	30,238
446	John B. Sanfilippo & Son, Inc.	24,677
283	Lancaster Colony Corp.	32,969
1,190	Landec Corp.(b)	13,387
1,078	Medifast, Inc.	33,989
1,348	MGP Ingredients, Inc.	35,614
743	National Beverage Corp.(b)	34,728
1,010	Natural Health Trends Corp.	36,552
1,281	Nutraceutical International Corp.(b)	30,219
379	Oil-Dri Corp. of America	12,643
1,852	Omega Protein Corp.(b)	34,429
1,135	Orchids Paper Products Co.	34,810
1,362	Performance Food Group Co.(b)	35,249
461	Post Holdings, Inc., Class A(b)	33,118
55	PriceSmart, Inc.	4,760
134	Revlon, Inc., Class A(b)	4,882
354	Sanderson Farms, Inc.	32,476
11	Seaboard Corp.(b)	33,033
972	Seneca Foods Corp., Class A(b)	31,677
1,977	Smart & Final Stores, Inc.(b)	31,474
1,029	Snyder’s-Lance, Inc.	32,897
1,088	SpartanNash Co.	30,138
5,580	SUPERVALU, Inc.(b)	28,067
934	Tootsie Roll Industries, Inc.	33,288
374	TreeHouse Foods, Inc.(b)	33,062
787	United Natural Foods, Inc.(b)	28,072
565	Universal Corp.	30,821
273	USANA Health Sciences, Inc.(b)	32,334
1,384	Vector Group Ltd.	29,894
295	WD-40 Co.	30,178
732	Weis Markets, Inc.	33,321

		1,351,433

	Energy—11.6%
2,372	Alon USA Energy, Inc.	24,906
3,448	Archrock, Inc.	33,963
712	Ardmore Shipping Corp. (Ireland)	6,657
2,807	Atwood Oceanics, Inc.	27,116
4,266	Bill Barrett Corp.(b)	33,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
328	Bristow Group, Inc.	$7,518
2,892	Callon Petroleum Co.(b)	30,395
1,635	CARBO Ceramics, Inc.	24,280
801	Carrizo Oil & Gas, Inc.(b)	28,331
8,096	Clean Energy Fuels Corp.(b)	23,154
2,110	Contango Oil & Gas Co.(b)	26,544
1,601	Delek US Holdings, Inc.	25,440
1,034	DHT Holdings, Inc.	5,935
614	Dorian LPG Ltd.(b)	6,238
2,671	Era Group, Inc.(b)	25,455
23,841	EXCO Resources, Inc.(b)	36,238
1,509	Exterran Corp.(b)	23,088
9,509	Fairmount Santrol Holdings, Inc.(b)	38,036
1,880	Forum Energy Technologies, Inc.(b)	31,471
757	Frontline Ltd. (Norway)	6,238
615	GasLog Ltd. (Monaco)	7,878
882	Gener8 Maritime, Inc.(b)	6,377
2,025	Geospace Technologies Corp.(b)	33,129
1,672	Green Plains, Inc.	30,263
986	Gulfmark Offshore, Inc., Class A(b)	6,685
4,319	Helix Energy Solutions Group, Inc.(b)	37,273
2,636	Hornbeck Offshore Services, Inc.(b)	30,947
1,308	Matador Resources Co.(b)	28,187
1,412	Matrix Service Co.(b)	26,602
6,209	McDermott International, Inc.(b)	28,189
1,156	Natural Gas Services Group, Inc.(b)	26,576
3,728	Navios Maritime Acquisition Corp.	7,195
5,837	Newpark Resources, Inc.(b)	27,259
412	Nordic American Tankers Ltd.	6,349
6,036	Northern Oil and Gas, Inc.(b)	32,956
3,498	Oasis Petroleum, Inc.(b)	33,896
797	Oil States International, Inc.(b)	27,608
5,168	Pacific Ethanol, Inc.(b)	24,445
1,424	Panhandle Oil and Gas, Inc., Class A	26,899
1,283	Par Pacific Holdings, Inc.(b)	24,518
11,626	Parker Drilling Co.(b)	35,576
1,104	Parsley Energy, Inc., Class A(b)	25,856
419	PDC Energy, Inc.(b)	26,309
318	PHI, Inc.(b)	7,130
11,458	Pioneer Energy Services Corp.(b)	35,634
2,669	Renewable Energy Group, Inc.(b)	25,943
444	REX American Resources Corp.(b)	24,140
1,965	RigNet, Inc.(b)	33,601
4,825	Ring Energy, Inc.(b)	34,740
856	RSP Permian, Inc.(b)	26,202
4,721	Sanchez Energy Corp.(b)	42,442
1,026	Scorpio Tankers, Inc. (Monaco)	6,423
466	SEACOR Holdings, Inc.(b)	27,387
1,124	SemGroup Corp., Class A	34,462
433	Ship Finance International Ltd. (Norway)	6,569
3,188	Synergy Resources Corp.(b)	23,017
1,632	Teekay Tankers Ltd., Class A (Bermuda)	6,430
2,878	Tesco Corp.	27,226
4,026	TETRA Technologies, Inc.(b)	28,987
922	Tidewater, Inc.	8,077
2,757	Unit Corp.(b)	34,904

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
586	US Silica Holdings, Inc.	$14,972
803	Western Refining, Inc.	21,488
3,299	Westmoreland Coal Co.(b)	23,522

		1,519,228

	Financials—10.7%
94	1st Source Corp.	3,237
87	Acadia Realty Trust REIT	2,932
163	Access National Corp.	3,205
233	AG Mortgage Investment Trust, Inc. REIT	3,120
77	Agree Realty Corp. REIT	2,986
85	Alexander & Baldwin, Inc.	3,250
10	Alexander’s, Inc. REIT	3,827
166	Allegiance Bancshares, Inc.(b)	3,494
133	Altisource Portfolio Solutions SA(b)	4,162
267	Altisource Residential Corp. REIT	3,103
189	Ambac Financial Group, Inc.(b)	3,067
77	American Assets Trust, Inc. REIT	3,055
204	American Capital Mortgage Investment Corp. REIT	3,025
185	American Equity Investment Life Holding Co.	2,590
120	American National Bankshares, Inc.	3,208
103	Ameris Bancorp	3,234
58	AMERISAFE, Inc.	3,125
121	Ames National Corp.	3,121
628	Anworth Mortgage Asset Corp. REIT	2,964
180	Apollo Commercial Real Estate Finance, Inc. REIT	2,867
217	Apollo Residential Mortgage, Inc. REIT	2,943
271	Ares Commercial Real Estate Corp. REIT	3,252
53	Argo Group International Holdings Ltd.	2,913
220	Arlington Asset Investment Corp., Class A	2,847
268	Armada Hoffler Properties, Inc. REIT	3,136
140	ARMOUR Residential REIT, Inc. REIT	2,979
112	Arrow Financial Corp.	3,154
287	Ashford Hospitality Prime, Inc. REIT	3,212
514	Ashford Hospitality Trust, Inc. REIT	2,873
68	Ashford, Inc.(b)	3,094
106	Associated Capital Group, Inc., Class A(b)	3,230
192	Astoria Financial Corp.	2,888
171	Atlas Financial Holdings, Inc.(b)	3,004
276	AV Homes, Inc.(b)	3,174
123	Baldwin & Lyons, Inc., Class B	3,006
176	Banc of California, Inc.	3,582
52	BancFirst Corp.	3,243
126	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	3,258
553	Bancorp, Inc. (The)(b)	3,135
142	BancorpSouth, Inc.	3,336
397	Bank Mutual Corp.	3,208
59	Bank of Marin Bancorp	2,892
71	Bank of the Ozarks, Inc.	2,932
250	BankFinancial Corp.	3,090
72	Banner Corp.	3,080
92	Bar Harbor Bankshares	3,192
202	BBCN Bancorp, Inc.	3,155
196	BBX Capital Corp., Class A(b)	3,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
338	Bear State Financial, Inc.	$3,326
219	Beneficial Bancorp, Inc.(b)	3,042
112	Berkshire Hills Bancorp, Inc.	3,040
334	BGC Partners, Inc., Class A	3,033
218	Blue Hills Bancorp, Inc.	3,178
282	Bluerock Residential Growth REIT, Inc., Class A REIT	3,085
143	BNC Bancorp	3,197
141	BofI Holding, Inc.(b)	2,872
262	Boston Private Financial Holdings, Inc.	3,202
100	Bridge Bancorp, Inc.	3,044
272	Brookline Bancorp, Inc.	3,095
118	Bryn Mawr Bank Corp.	3,354
134	BSB Bancorp, Inc.(b)	3,185
124	C1 Financial, Inc.(b)	3,042
349	Calamos Asset Management, Inc., Class A	2,876
72	Camden National Corp.	3,133
96	Capital Bank Financial Corp., Class A	2,902
209	Capital City Bank Group, Inc.	3,097
224	Capitol Federal Financial, Inc.	2,977
301	Capstead Mortgage Corp. REIT	2,926
148	Cardinal Financial Corp.	3,275
239	CareTrust REIT, Inc. REIT	3,040
525	Cascade Bancorp(b)	3,176
76	Cash America International, Inc.	2,809
278	CatchMark Timber Trust, Inc., Class A REIT	2,950
107	Cathay General Bancorp	3,266
425	Cedar Realty Trust, Inc. REIT	2,941
201	Centerstate Banks, Inc.	3,274
139	Central Pacific Financial Corp.	3,244
77	Century Bancorp, Inc., Class A	3,272
221	Charter Financial Corp.	2,769
142	Chatham Lodging Trust REIT	3,026
84	Chemical Financial Corp.	3,231
117	Chesapeake Lodging Trust REIT	2,882
150	Citizens & Northern Corp.	3,028
443	Citizens, Inc., Class A(b)	3,610
64	City Holding Co.	3,144
196	Clifton Bancorp, Inc.	2,916
168	CNB Financial Corp.	3,006
163	CNO Financial Group, Inc.	2,994
258	CoBiz Financial, Inc.	3,124
79	Cohen & Steers, Inc.	3,102
179	Colony Capital, Inc., Class A REIT	3,165
121	Colony Starwood Homes REIT	2,949
101	Columbia Banking System, Inc.	2,978
78	Community Bank System, Inc.	3,086
84	Community Trust Bancorp, Inc.	3,013
222	CommunityOne Bancorp(b)	2,930
189	ConnectOne Bancorp, Inc.	3,253
64	Consolidated-Tomoka Land Co.	3,155
173	CorEnergy Infrastructure Trust, Inc. REIT	3,683
43	CoreSite Realty Corp. REIT	3,222
300	Cousins Properties, Inc. REIT	3,105
842	Cowen Group, Inc., Class A(b)	2,934
516	Crawford & Co., Class B	3,478

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
141	CU Bancorp(b)	$3,249
91	CubeSmart REIT	2,695
124	Customers Bancorp, Inc.(b)	3,222
172	CVB Financial Corp.	2,955
68	CyrusOne, Inc. REIT	3,001
375	CYS Investments, Inc. REIT	3,041
76	DCT Industrial Trust, Inc. REIT	3,068
17	Diamond Hill Investment Group, Inc.	2,979
304	DiamondRock Hospitality Co. REIT	2,709
171	Dime Community Bancshares, Inc.	3,097
211	Donegal Group, Inc., Class A	3,230
74	DuPont Fabros Technology, Inc. REIT	2,947
440	Dynex Capital, Inc. REIT	2,860
63	Eagle Bancorp, Inc.(b)	3,194
165	Easterly Government Properties, Inc. REIT	3,044
51	EastGroup Properties, Inc. REIT	3,047
73	Education Realty Trust, Inc. REIT	2,903
326	eHealth, Inc.(b)	3,648
116	EMC Insurance Group, Inc.	3,069
107	Employers Holdings, Inc.	3,178
121	Encore Capital Group, Inc.(b)	3,406
491	Enova International, Inc.(b)	4,326
19	Enstar Group Ltd. (Bermuda)(b)	3,010
122	Enterprise Bancorp, Inc.	2,944
110	Enterprise Financial Services Corp.	3,011
46	EPR Properties REIT	3,030
139	Equity Bancshares, Inc., Class A(b)	2,915
104	Equity One, Inc. REIT	2,943
151	Essent Group Ltd.(b)	3,083
199	EverBank Financial Corp.	3,001
58	Evercore Partners, Inc., Class A	2,995
975	EZCORP, Inc., Class A(b)	4,826
229	F.N.B. Corp.	3,027
115	Farmers Capital Bank Corp.(b)	3,233
50	FBL Financial Group, Inc., Class A	3,023
91	FCB Financial Holdings, Inc., Class A(b)	3,180
77	Federal Agricultural Mortgage Corp., Class C	3,132
154	Federated National Holding Co.	2,934
386	FelCor Lodging Trust, Inc. REIT	2,764
113	Fidelity & Guaranty Life	2,988
189	Fidelity Southern Corp.	3,054
99	Financial Engines, Inc.	3,189
104	Financial Institutions, Inc.	2,912
81	First American Financial Corp.	2,918
1,070	First BanCorp(b)	4,173
157	First Bancorp, Inc.	3,116
157	First Bancorp/Southern Pines NC	3,203
147	First Busey Corp.	3,005
136	First Business Financial Services, Inc.	3,442
65	First Cash Financial Services, Inc.(b)	2,972
12	First Citizens BancShares, Inc., Class A	3,060
337	First Commonwealth Financial Corp.	3,094
155	First Community Bancshares, Inc.	3,226
185	First Connecticut Bancorp, Inc.	3,188
78	First Defiance Financial Corp.	3,087
163	First Financial Bancorp	3,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
102	First Financial Bankshares, Inc.	$3,303
87	First Financial Corp.	3,082
130	First Industrial Realty Trust, Inc. REIT	2,982
105	First Interstate BancSystem, Inc., Class A	2,845
129	First Merchants Corp.	3,309
166	First Midwest Bancorp, Inc.	3,068
140	First NBC Bank Holding Co.(b)	3,044
106	First of Long Island Corp. (The)	3,245
340	First Potomac Realty Trust REIT	2,859
140	FirstMerit Corp.	3,102
141	Flagstar Bancorp, Inc.(b)	3,337
138	Flushing Financial Corp.	2,753
283	FNFV Group(b)	3,048
236	Forestar Group, Inc.(b)	3,186
155	Fox Chase Bancorp, Inc.	3,055
106	Franklin Financial Network, Inc.(b)	3,216
290	Franklin Street Properties Corp. REIT	3,080
85	FRP Holdings, Inc.(b)	3,101
223	Fulton Financial Corp.	3,120
475	Gain Capital Holdings, Inc.	3,254
80	GAMCO Investors, Inc., Class A	3,166
89	Geo Group, Inc. (The) REIT	2,851
91	German American Bancorp, Inc.	2,933
154	Getty Realty Corp. REIT	3,031
119	Glacier Bancorp, Inc.	3,081
182	Gladstone Commercial Corp. REIT	3,063
98	Global Indemnity PLC, Class A(b)	3,082
175	Government Properties Income Trust REIT	3,311
357	Gramercy Property Trust REIT	3,024
267	Great Ajax Corp. REIT	3,637
82	Great Southern Bancorp, Inc.	3,105
108	Great Western Bancorp, Inc.	3,404
397	Green Bancorp, Inc.(b)	3,240
130	Green Dot Corp., Class A(b)	2,890
137	Greenhill & Co., Inc.	3,017
139	Greenlight Capital Re Ltd., Class A(b)	2,993
195	Guaranty Bancorp	3,202
263	Hallmark Financial Services, Inc.(b)	2,969
1,704	Hampton Roads Bankshares, Inc.(b)	2,999
125	Hancock Holding Co.	3,246
136	Hanmi Financial Corp.	3,144
164	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	3,182
206	Hatteras Financial Corp. REIT	3,273
90	HCI Group, Inc.	2,696
99	Healthcare Realty Trust, Inc. REIT	2,998
97	Heartland Financial USA, Inc.	3,250
305	Heritage Commerce Corp.	3,184
171	Heritage Financial Corp.	3,155
188	Heritage Insurance Holdings, Inc.	2,499
386	Heritage Oaks Bancorp	3,223
143	Hersha Hospitality Trust REIT	2,758
110	HFF, Inc., Class A	3,501
64	Highwoods Properties, Inc. REIT	2,991
161	Hilltop Holdings, Inc.(b)	3,197
25	Hingham Institution for Savings	3,200

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
73	Home BancShares, Inc.	$3,138
144	HomeStreet, Inc.(b)	3,103
163	HomeTrust Bancshares, Inc.(b)	3,024
94	Horace Mann Educators Corp.	2,923
120	Horizon Bancorp	2,928
125	Houlihan Lokey, Inc., Class A	3,151
104	Hudson Pacific Properties, Inc. REIT	3,042
58	IBERIABANK Corp.	3,421
211	Impac Mortgage Holdings, Inc.(b)	2,996
189	Independence Holding Co.	2,905
446	Independence Realty Trust, Inc. REIT	3,198
64	Independent Bank Corp./MA	3,010
207	Independent Bank Corp./MI	3,136
105	Independent Bank Group, Inc.	3,843
37	Infinity Property & Casualty Corp.	2,966
179	InfraREIT, Inc. REIT(b)	2,968
121	International Bancshares Corp.	3,169
111	INTL FCStone, Inc.(b)	3,030
252	Invesco Mortgage Capital, Inc. REIT(c)	3,238
144	Investment Technology Group, Inc.	2,811
262	Investors Bancorp, Inc.	3,026
424	Investors Real Estate Trust REIT	2,552
325	iStar, Inc. REIT(b)	3,185
92	James River Group Holdings Ltd.	2,848
214	Janus Capital Group, Inc.	3,124
253	KCG Holdings, Inc., Class A(b)	3,466
243	Kearny Financial Corp.	3,067
101	Kemper Corp.	3,127
140	Kennedy-Wilson Holdings, Inc.	3,025
110	Kite Realty Group Trust REIT	2,995
256	Ladder Capital Corp., Class A REIT	3,049
1,273	Ladenburg Thalmann Financial Services, Inc.(b)	3,412
290	Lakeland Bancorp, Inc.	3,216
65	Lakeland Financial Corp.	3,074
118	LaSalle Hotel Properties REIT	2,820
155	LegacyTexas Financial Group, Inc.	3,822
31	LendingTree, Inc.(b)	2,774
346	Lexington Realty Trust REIT	3,038
209	Live Oak Bancshares, Inc.	3,290
67	LTC Properties, Inc. REIT	3,108
132	Mack-Cali Realty Corp. REIT	3,374
233	Maiden Holdings Ltd.	2,850
143	MainSource Financial Group, Inc.	3,125
124	Marcus & Millichap, Inc.(b)	3,110
32	MarketAxess Holdings, Inc.	3,928
411	Marlin Business Services Corp.	6,079
92	MB Financial, Inc.	3,198
344	MBIA, Inc.(b)	2,683
232	Medical Properties Trust, Inc. REIT	3,088
555	Medley Management, Inc., Class A	3,630
131	Mercantile Bank Corp.	3,160
100	Merchants Bancshares, Inc.	3,044
213	Meridian Bancorp, Inc.	3,114
66	Meta Financial Group, Inc.	3,275
406	MGIC Investment Corp.(b)	2,935
107	MidWestOne Financial Group, Inc.	3,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
108	Moelis & Co., Class A	$3,036
256	Monmouth Real Estate Investment Corp. REIT	2,944
311	Monogram Residential Trust, Inc. REIT	3,150
147	National Bank Holdings Corp., Class A	2,939
87	National Bankshares, Inc.	3,131
128	National Commerce Corp.(b)	3,063
140	National General Holdings Corp.	2,827
45	National Health Investors, Inc. REIT	3,064
99	National Interstate Corp.	3,048
149	National Storage Affiliates Trust REIT	2,908
16	National Western Life Group, Inc., Class A	3,467
304	Nationstar Mortgage Holdings, Inc.(b)	3,523
36	Navigators Group, Inc. (The)(b)	2,974
111	NBT Bancorp, Inc.	3,146
76	Nelnet, Inc., Class A	3,185
253	New Residential Investment Corp. REIT	3,061
299	New Senior Investment Group, Inc. REIT	3,229
649	New York Mortgage Trust, Inc. REIT	3,375
302	New York REIT, Inc. REIT	2,969
339	NewStar Financial, Inc.(b)	3,261
233	NexPoint Residential Trust, Inc. REIT	3,276
592	NMI Holdings, Inc., Class A(b)	3,724
182	Northfield Bancorp, Inc.	2,887
221	Northwest Bancshares, Inc.	3,098
169	OceanFirst Financial Corp.	3,292
1,200	Ocwen Financial Corp.(b)	2,712
424	OFG Bancorp	3,744
439	Old National Bancorp	5,883
417	Old Second Bancorp, Inc.	2,986
233	OM Asset Management PLC	3,127
419	On Deck Capital, Inc.(b)	3,616
138	One Liberty Properties, Inc. REIT	3,232
234	OneBeacon Insurance Group Ltd., Class A	2,902
207	Oppenheimer Holdings, Inc., Class A	3,163
88	Opus Bank	3,179
291	Orchid Island Capital, Inc. REIT	2,817
176	Oritani Financial Corp.	3,050
187	Pacific Continental Corp.	3,115
142	Pacific Premier Bancorp, Inc.(b)	3,303
33	Park National Corp.	3,029
449	Park Sterling Corp.	3,278
200	Parkway Properties, Inc. REIT	3,290
760	Patriot National, Inc.(b)	6,323
177	Peapack-Gladstone Financial Corp.	3,388
106	Pebblebrook Hotel Trust REIT	2,930
78	Penns Woods Bancorp, Inc.	3,246
144	Pennsylvania Real Estate Investment Trust REIT	3,303
267	PennyMac Financial Services, Inc., Class A(b)	3,402
224	PennyMac Mortgage Investment Trust REIT	3,044
157	Peoples Bancorp, Inc.	3,374
79	Peoples Financial Services Corp.	3,114
183	People’s Utah Bancorp	3,009
488	PHH Corp.(b)	6,261
162	Physicians Realty Trust REIT	2,937
295	PICO Holdings, Inc.(b)	2,929
63	Pinnacle Financial Partners, Inc.	3,098

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
64	Piper Jaffray Cos.(b)	$2,669
99	Potlatch Corp. REIT	3,487
104	PRA Group, Inc.(b)	3,451
243	Preferred Apartment Communities, Inc., Class A REIT	2,999
102	Preferred Bank	3,240
67	Primerica, Inc.	3,321
77	PrivateBancorp, Inc.	3,204
65	Prosperity Bancshares, Inc.	3,430
149	Provident Financial Services, Inc.	2,977
30	PS Business Parks, Inc. REIT	2,873
404	Pzena Investment Management, Inc., Class A	3,660
128	QCR Holdings, Inc.	3,299
64	QTS Realty Trust, Inc., Class A REIT	3,099
252	Radian Group, Inc.	3,223
1,033	RAIT Financial Trust REIT	3,140
172	Ramco-Gershenson Properties Trust REIT	3,046
87	RE/MAX Holdings, Inc., Class A	3,202
241	Redwood Trust, Inc. REIT	3,123
177	Regional Management Corp.(b)	2,924
93	Renasant Corp.	3,194
117	Republic Bancorp, Inc., Class A	3,195
529	Resource America, Inc., Class A	3,343
262	Resource Capital Corp. REIT	3,113
153	Retail Opportunity Investments Corp. REIT	3,010
167	Rexford Industrial Realty, Inc. REIT	3,135
44	RLI Corp.	2,736
134	RLJ Lodging Trust REIT	2,823
120	RMR Group, Inc. (The), Class A	2,990
162	Rouse Properties, Inc. REIT	2,992
59	Ryman Hospitality Properties, Inc. REIT	3,040
117	S&T Bancorp, Inc.	3,003
153	Sabra Health Care REIT, Inc. REIT	3,227
231	Safeguard Scientifics, Inc.(b)	3,188
53	Safety Insurance Group, Inc.	3,000
108	Sandy Spring Bancorp, Inc.	3,088
57	Saul Centers, Inc. REIT	3,031
189	Seacoast Banking Corp. of Florida(b)	3,066
133	Select Income REIT	3,079
83	Selective Insurance Group, Inc.	2,881
70	ServisFirst Bancshares, Inc.	3,450
167	Sierra Bancorp	2,941
206	Silver Bay Realty Trust Corp. REIT	3,008
66	Simmons First National Corp., Class A	3,082
47	South State Corp.	3,289
115	Southside Bancshares, Inc.	3,359
191	Southwest Bancorp, Inc.	3,066
26	Sovran Self Storage, Inc. REIT	2,762
187	St. Joe Co. (The)(b)	3,151
152	STAG Industrial, Inc., Class A REIT	3,034
134	State Auto Financial Corp.	2,748
151	State Bank Financial Corp.	3,153
238	State National Cos., Inc.	2,685
190	Sterling Bancorp	3,105
86	Stewart Information Services Corp.	2,995
103	Stifel Financial Corp.(b)	3,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
78	Stock Yards Bancorp, Inc.	$3,154
99	Stonegate Bank	3,118
559	Stonegate Mortgage Corp.(b)	3,225
116	STORE Capital Corp. REIT	2,978
118	Suffolk Bancorp	2,831
260	Summit Hotel Properties, Inc. REIT	2,964
143	Sun Bancorp, Inc.(b)	3,073
43	Sun Communities, Inc. REIT	2,918
224	Sunstone Hotel Investors, Inc. REIT	2,869
166	Talmer Bancorp, Inc., Class A	3,220
150	Tejon Ranch Co.(b)	3,378
131	Terreno Realty Corp. REIT	2,983
116	Territorial Bancorp, Inc.	3,043
78	Texas Capital Bancshares, Inc.(b)	3,574
263	Third Point Reinsurance Ltd. (Bermuda)(b)	2,993
518	Tiptree Financial, Inc., Class A	2,865
47	Tompkins Financial Corp.	3,071
158	TowneBank	3,318
117	TriCo Bancshares	3,150
238	TriState Capital Holdings, Inc.(b)	3,180
191	Triumph Bancorp, Inc.(b)	3,035
319	Trupanion, Inc.(b)	3,978
493	TrustCo Bank Corp. NY	3,160
130	Trustmark Corp.	3,186
57	UMB Financial Corp.	3,178
304	UMH Properties, Inc. REIT	2,979
186	Umpqua Holdings Corp.	2,944
123	Union Bankshares Corp.	3,248
82	United Bankshares, Inc.	3,173
163	United Community Banks, Inc.	3,281
517	United Community Financial Corp.	3,071
313	United Development Funding IV REIT	1,002
237	United Financial Bancorp, Inc.	3,076
69	United Fire Group, Inc.	3,093
161	United Insurance Holdings Corp.	2,626
54	Universal Health Realty Income Trust REIT	2,948
168	Universal Insurance Holdings, Inc.	2,958
156	Univest Corp. of Pennsylvania	3,079
118	Urban Edge Properties REIT	3,061
144	Urstadt Biddle Properties, Inc., Class A REIT	2,961
315	Valley National Bancorp	2,980
135	Virtu Financial, Inc., Class A	2,815
39	Virtus Investment Partners, Inc.	3,051
125	Walker & Dunlop, Inc.(b)	2,756
426	Walter Investment Management Corp.(b)	3,088
105	Washington REIT	3,010
133	Washington Federal, Inc.	3,231
79	Washington Trust Bancorp, Inc.	2,894
218	Waterstone Financial, Inc.	3,056
83	Webster Financial Corp.	3,041
103	WesBanco, Inc.	3,309
165	West Bancorporation, Inc.	3,077
61	Westamerica Bancorp.	2,972
95	Western Alliance Bancorp(b)	3,475
296	Western Asset Mortgage Capital Corp. REIT	2,951
52	Westwood Holdings Group, Inc.	2,993

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
241	Whitestone REIT	$3,237
295	Wilshire Bancorp, Inc.	3,177
68	Wintrust Financial Corp.	3,537
262	WisdomTree Investments, Inc.	2,853
80	World Acceptance Corp.(b)	3,471
91	WSFS Financial Corp.	3,107
197	Xenia Hotels & Resorts, Inc. REIT	3,030
129	Yadkin Financial Corp.	3,228

		1,397,253

	Health Care—12.0%
208	AAC Holdings, Inc.(b)	4,283
91	Abaxis, Inc.	4,124
42	ABIOMED, Inc.(b)	4,080
161	ACADIA Pharmaceuticals, Inc.(b)	5,200
284	Accelerate Diagnostics, Inc.(b)	3,564
161	Acceleron Pharma, Inc.(b)	4,822
711	Accuray, Inc.(b)	3,811
578	Aceto Corp.	12,965
527	Achillion Pharmaceuticals, Inc.(b)	4,506
258	Aclaris Therapeutics, Inc.(b)	4,768
151	Acorda Therapeutics, Inc.(b)	3,903
271	Adamas Pharmaceuticals, Inc.(b)	4,574
223	Addus HomeCare Corp.(b)	4,125
75	Adeptus Health, Inc., Class A(b)	5,109
323	Aduro Biotech, Inc.(b)	4,183
460	Advaxis, Inc.(b)	3,560
1,104	Aegerion Pharmaceuticals, Inc.(b)	3,146
330	Aerie Pharmaceuticals, Inc.(b)	5,234
1,070	Affimed BV (Germany)(b)	4,334
998	Agenus, Inc.(b)	3,513
666	Agile Therapeutics, Inc.(b)	3,856
292	Aimmune Therapeutics, Inc.(b)	3,781
110	Air Methods Corp.(b)	4,068
443	Akebia Therapeutics, Inc.(b)	4,160
276	Albany Molecular Research, Inc.(b)	4,154
149	Alder Biopharmaceuticals, Inc.(b)	3,956
2,328	Alimera Sciences, Inc.(b)	5,168
553	Alliance HealthCare Services, Inc.(b)	3,976
109	Almost Family, Inc.(b)	4,579
184	AMAG Pharmaceuticals, Inc.(b)	4,880
87	Amedisys, Inc.(b)	4,480
500	Amicus Therapeutics, Inc.(b)	3,735
120	AMN Healthcare Services, Inc.(b)	4,261
331	Amphastar Pharmaceuticals, Inc.(b)	4,071
54	AmSurg Corp.(b)	4,373
66	Anacor Pharmaceuticals, Inc.(b)	4,141
51	Analogic Corp.	4,028
333	AngioDynamics, Inc.(b)	4,079
122	ANI Pharmaceuticals, Inc.(b)	5,547
86	Anika Therapeutics, Inc.(b)	3,927
5,226	Antares Pharma, Inc.(b)	5,749
1,110	Anthera Pharmaceuticals, Inc.(b)	4,107
283	Applied Genetic Technologies Corp.(b)	4,446
1,033	Aralez Pharmaceuticals, Inc. (Canada)(b)	4,039
764	Aratana Therapeutics, Inc.(b)	4,592
550	Ardelyx, Inc.(b)	4,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
2,099	Arena Pharmaceuticals, Inc.(b)	$3,610
638	ARIAD Pharmaceuticals, Inc.(b)	4,581
1,353	Array BioPharma, Inc.(b)	4,316
859	Arrowhead Pharmaceuticals, Inc.(b)	4,974
767	Assembly Biosciences, Inc.(b)	4,602
823	Asterias Biotherapeutics, Inc.(b)	3,531
226	Atara Biotherapeutics, Inc.(b)	4,070
236	AtriCure, Inc.(b)	3,752
10	Atrion Corp.	3,973
768	Avalanche Biotechnologies, Inc.(b)	4,332
132	Avexis, Inc.(b)	3,300
338	Axovant Sciences Ltd.(b)	4,394
486	Bellicum Pharmaceuticals, Inc.(b)	4,928
1,392	BioCryst Pharmaceuticals, Inc.(b)	4,538
1,367	BioDelivery Sciences International, Inc.(b)	4,620
1,940	BioScrip, Inc.(b)	5,122
114	BioSpecifics Technologies Corp.(b)	4,054
328	BioTelemetry, Inc.(b)	5,159
1,518	BioTime, Inc.(b)	4,433
237	Blueprint Medicines Corp.(b)	3,598
742	Calithera Biosciences, Inc.(b)	3,955
91	Cambrex Corp.(b)	4,390
56	Cantel Medical Corp.	3,751
214	Capital Senior Living Corp.(b)	4,293
669	Cara Therapeutics, Inc.(b)	4,081
395	Cardiovascular Systems, Inc.(b)	5,522
1,239	Castlight Health, Inc., Class B(b)	4,460
147	Catalent, Inc.(b)	4,341
3,255	Catalyst Pharmaceuticals, Inc.(b)	2,213
1,107	Celldex Therapeutics, Inc.(b)	4,428
231	Cellular Biomedicine Group, Inc.(b)	3,989
256	Cempra, Inc.(b)	4,334
124	Cepheid, Inc.(b)	3,539
663	Cerus Corp.(b)	4,150
29	Chemed Corp.	3,764
1,715	ChemoCentryx, Inc.(b)	4,116
477	Chiasma, Inc.(b)	1,607
816	Chimerix, Inc.(b)	4,880
379	Cidara Therapeutics, Inc.(b)	5,071
232	Civitas Solutions, Inc.(b)	4,649
207	Clovis Oncology, Inc.(b)	2,879
204	Coherus Biosciences, Inc.(b)	3,841
233	Collegium Pharmaceutical, Inc.(b)	4,441
75	Computer Programs & Systems, Inc.	3,850
301	Concert Pharmaceuticals, Inc.(b)	4,196
419	ConforMIS, Inc.(b)	5,191
97	CONMED Corp.	4,018
912	Corcept Therapeutics, Inc.(b)	4,350
985	Corium International, Inc.(b)	4,413
1,635	CorMedix, Inc.(b)	6,834
96	CorVel Corp.(b)	4,339
360	Cross Country Healthcare, Inc.(b)	4,475
356	CryoLife, Inc.	4,414
7,653	CTI BioPharma Corp.(b)	3,854
2,631	Curis, Inc.(b)	5,262
348	Cutera, Inc.(b)	4,058

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
92	Cynosure, Inc., Class A(b)	$4,502
589	Cytokinetics, Inc.(b)	4,794
307	CytomX Therapeutics, Inc.(b)	3,966
1,555	CytRx Corp.(b)	5,069
294	Depomed, Inc.(b)	5,110
190	Dermira, Inc.(b)	4,805
828	Dicerna Pharmaceuticals, Inc.(b)	3,825
467	Dimension Therapeutics, Inc.(b)	3,320
1,188	Diplomat Pharmacy, Inc.(b)	35,985
2,932	Durect Corp.(b)	3,929
103	Dyax Corp.(b)	114
216	Dynavax Technologies Corp.(b)	3,545
101	Eagle Pharmaceuticals, Inc.(b)	3,824
490	Edge Therapeutics, Inc.(b)	4,033
126	Editas Medicine, Inc.(b)	4,164
114	Emergent BioSolutions, Inc.(b)	4,391
142	Enanta Pharmaceuticals, Inc.(b)	4,146
768	EndoChoice Holdings, Inc.(b)	4,239
1,227	Endocyte, Inc.(b)	4,785
483	Endologix, Inc.(b)	5,414
172	Ensign Group, Inc. (The)	3,880
237	Entellus Medical, Inc.(b)	3,446
366	Epizyme, Inc.(b)	3,814
251	Esperion Therapeutics, Inc.(b)	4,114
509	Evolent Health, Inc., Class A(b)	6,113
622	Exact Sciences Corp.(b)	4,366
209	Exactech, Inc.(b)	4,753
138	ExamWorks Group, Inc.(b)	4,975
1,022	Exelixis, Inc.(b)	4,711
1,723	Fibrocell Science, Inc.(b)	4,755
202	FibroGen, Inc.(b)	3,636
101	Five Prime Therapeutics, Inc.(b)	4,807
1,707	Five Star Quality Care, Inc.(b)	4,165
378	Flex Pharma, Inc.(b)	4,143
449	Flexion Therapeutics, Inc.(b)	4,670
520	Fluidigm Corp.(b)	4,982
646	Foamix Pharmaceuticals Ltd. (Israel)(b)	4,076
229	Foundation Medicine, Inc.(b)	3,653
3,624	Galena Biopharma, Inc.(b)	5,001
1,621	Genesis Healthcare, Inc., Class A(b)	4,085
792	GenMark Diagnostics, Inc.(b)	4,681
1,006	Genocea Biosciences, Inc.(b)	4,426
166	Genomic Health, Inc.(b)	4,362
1,372	Geron Corp.(b)	4,047
241	Glaukos Corp.(b)	4,540
296	Global Blood Therapeutics, Inc.(b)	5,970
168	Globus Medical, Inc., Class A(b)	4,207
114	Greatbatch, Inc.(b)	3,967
114	Haemonetics Corp.(b)	3,697
444	Halozyme Therapeutics, Inc.(b)	4,684
138	Halyard Health, Inc.(b)	3,886
1,444	Harvard Bioscience, Inc.(b)	4,289
170	HealthEquity, Inc.(b)	4,275
108	HealthSouth Corp.	4,478
236	HealthStream, Inc.(b)	5,338
392	Healthways, Inc.(b)	4,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
130	HeartWare International, Inc.(b)	$4,337
236	Heron Therapeutics, Inc.(b)	5,060
139	Heska Corp.(b)	4,253
293	HMS Holdings Corp.(b)	4,949
39	ICU Medical, Inc.(b)	3,874
1,960	Idera Pharmaceuticals, Inc.(b)	3,254
641	Ignyta, Inc.(b)	4,436
338	Immune Design Corp.(b)	4,610
501	ImmunoGen, Inc.(b)	3,432
1,587	Immunomedics, Inc.(b)	5,634
122	Impax Laboratories, Inc.(b)	4,069
327	Imprivata, Inc.(b)	3,963
94	INC Research Holdings, Inc., Class A(b)	4,524
776	Infinity Pharmaceuticals, Inc.(b)	4,501
330	Innoviva, Inc.	4,072
95	Inogen, Inc.(b)	4,642
479	Inovio Pharmaceuticals, Inc.(b)	5,020
333	Insmed, Inc.(b)	4,046
123	Insulet Corp.(b)	4,096
236	Insys Therapeutics, Inc.(b)	3,420
59	Integra LifeSciences Holdings Corp.(b)	4,178
238	Intersect ENT, Inc.(b)	4,772
147	Intra-Cellular Therapies, Inc.(b)	5,045
305	Invacare Corp.	3,428
428	Invitae Corp.(b)	4,083
553	InVivo Therapeutics Holdings Corp.(b)	3,318
203	iRadimed Corp.(b)	3,323
380	Ironwood Pharmaceuticals, Inc., Class A(b)	3,971
300	K2M Group Holdings, Inc.(b)	4,878
466	Karyopharm Therapeutics, Inc.(b)	4,334
844	Keryx Biopharmaceuticals, Inc.(b)	4,591
327	Kindred Healthcare, Inc.	4,827
88	Kite Pharma, Inc.(b)	4,073
204	La Jolla Pharmaceutical Co.(b)	3,776
120	Landauer, Inc.	4,169
223	Lannett Co., Inc.(b)	4,277
187	LDR Holding Corp.(b)	5,040
273	LeMaitre Vascular, Inc.	4,526
331	Lexicon Pharmaceuticals, Inc.(b)	4,571
110	LHC Group, Inc.(b)	4,437
37	Ligand Pharmaceuticals, Inc.(b)	4,472
846	Lion Biotechnologies, Inc.(b)	4,797
72	LivaNova PLC(b)	3,797
153	Loxo Oncology, Inc.(b)	3,527
202	Luminex Corp.(b)	4,060
241	MacroGenics, Inc.(b)	4,955
58	Magellan Health, Inc.(b)	4,087
2,357	MannKind Corp.(b)	3,182
96	Masimo Corp.(b)	4,162
902	Medgenics, Inc. (Israel)(b)	4,303
127	Medicines Co. (The)(b)	4,520
106	Medidata Solutions, Inc.(b)	4,625
188	Meridian Bioscience, Inc.	3,593
217	Merit Medical Systems, Inc.(b)	4,394
494	Merrimack Pharmaceuticals, Inc.(b)	3,498
471	MiMedx Group, Inc.(b)	3,547

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
197	Mirati Therapeutics, Inc.(b)	$4,082
61	Molina Healthcare, Inc.(b)	3,157
455	Momenta Pharmaceuticals, Inc.(b)	4,327
417	MyoKardia, Inc.(b)	4,770
107	Myriad Genetics, Inc.(b)	3,852
240	NanoString Technologies, Inc.(b)	3,821
446	NantKwest, Inc.(b)	3,697
437	Natera, Inc.(b)	4,291
63	National Healthcare Corp.	4,060
259	National Research Corp., Class A	3,727
102	Natus Medical, Inc.(b)	3,251
4,075	Navidea Biopharmaceuticals, Inc.(b)	5,623
304	Nektar Therapeutics(b)	4,767
86	Neogen Corp.(b)	4,063
616	NeoGenomics, Inc.(b)	5,014
385	Neos Therapeutics, Inc.(b)	3,492
108	Neurocrine Biosciences, Inc.(b)	4,923
71	Nevro Corp.(b)	4,775
231	NewLink Genetics Corp.(b)	3,745
1,307	Nobilis Health Corp.(b)	5,516
2,705	Northwest Biotherapeutics, Inc.(b)	3,787
762	Novavax, Inc.(b)	3,993
299	Novocure Ltd.(b)	3,857
83	NuVasive, Inc.(b)	4,394
842	Nuvectra Corp.(b)	7,077
273	NxStage Medical, Inc.(b)	4,401
443	Ocular Therapeutix, Inc.(b)	5,440
264	Omeros Corp.(b)	3,498
150	Omnicell, Inc.(b)	4,779
406	OncoMed Pharmaceuticals, Inc.(b)	5,034
3,461	Oncothyreon, Inc.(b)	4,499
94	Ophthotech Corp.(b)	4,394
564	OraSure Technologies, Inc.(b)	4,050
7,359	Orexigen Therapeutics, Inc.(b)	3,289
1,874	Organovo Holdings, Inc.(b)	5,097
94	Orthofix International NV(b)	4,113
765	Osiris Therapeutics, Inc.	4,292
286	Otonomy, Inc.(b)	4,078
396	OvaScience, Inc.(b)	3,318
98	Owens & Minor, Inc.	3,566
419	Oxford Immunotec Global PLC(b)	4,383
482	Pacific Biosciences of California, Inc.(b)	4,651
82	Pacira Pharmaceuticals, Inc.(b)	4,437
261	Paratek Pharmaceuticals, Inc.(b)	3,555
64	PAREXEL International Corp.(b)	3,910
1,227	PDL BioPharma, Inc.	4,626
87	Penumbra, Inc.(b)	4,741
9,632	Peregrine Pharmaceuticals, Inc.(b)	3,411
3,340	Pernix Therapeutics Holdings, Inc.(b)	2,505
467	Pfenex, Inc.(b)	3,811
184	PharMerica Corp.(b)	4,350
150	Phibro Animal Health Corp., Class A	3,111
202	Portola Pharmaceuticals, Inc.(b)	4,800
92	PRA Health Sciences, Inc.(b)	4,365
134	Press Ganey Holdings, Inc.(b)	4,083
75	Prestige Brands Holdings, Inc.(b)	4,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
946	Progenics Pharmaceuticals, Inc.(b)	$5,023
542	Proteon Therapeutics, Inc.(b)	5,290
95	Prothena Corp. PLC (Ireland)(b)	4,103
77	Providence Service Corp. (The)(b)	3,838
697	PTC Therapeutics, Inc.(b)	5,172
270	Quality Systems, Inc.	3,802
230	Quidel Corp.(b)	3,979
127	Radius Health, Inc.(b)	4,521
799	RadNet, Inc.(b)	4,035
879	Raptor Pharmaceutical Corp.(b)	4,316
399	REGENXBIO, Inc.(b)	4,158
623	Regulus Therapeutics, Inc.(b)	3,638
297	Relypsa, Inc.(b)	5,376
155	Repligen Corp.(b)	4,129
312	Retrophin, Inc.(b)	4,299
229	Revance Therapeutics, Inc.(b)	4,209
1,856	Rigel Pharmaceuticals, Inc.(b)	5,252
596	Rockwell Medical, Inc.(b)	5,513
1,035	RTI Surgical, Inc.(b)	4,130
125	Sage Therapeutics, Inc.(b)	4,711
331	Sagent Pharmaceuticals, Inc.(b)	3,853
717	Sangamo BioSciences, Inc.(b)	4,517
214	Sarepta Therapeutics, Inc.(b)	3,037
411	SciClone Pharmaceuticals, Inc.(b)	5,425
270	SeaSpine Holdings Corp.(b)	4,028
800	Second Sight Medical Products, Inc.(b)	3,784
338	Select Medical Holdings Corp.(b)	4,522
2,744	Sequenom, Inc.(b)	3,512
157	Seres Therapeutics, Inc.(b)	4,635
570	Sientra, Inc.(b)	4,628
781	Sorrento Therapeutics, Inc.(b)	5,358
120	Spark Therapeutics, Inc.(b)	4,307
267	Spectranetics Corp. (The)(b)	4,539
662	Spectrum Pharmaceuticals, Inc.(b)	4,694
543	STAAR Surgical Co.(b)	4,187
883	Stemline Therapeutics, Inc.(b)	4,856
55	STERIS PLC	3,887
383	Sucampo Pharmaceuticals, Inc., Class A(b)	4,129
272	Supernus Pharmaceuticals, Inc.(b)	4,668
275	Surgery Partners, Inc.(b)	4,480
87	Surgical Care Affiliates, Inc.(b)	4,206
217	SurModics, Inc.(b)	4,366
1,439	Synergy Pharmaceuticals, Inc.(b)	4,518
451	T2 Biosystems, Inc.(b)	4,136
481	Tandem Diabetes Care, Inc.(b)	5,354
95	Team Health Holdings, Inc.(b)	3,974
404	Teladoc, Inc.(b)	4,909
800	Teligent, Inc.(b)	4,416
84	TESARO, Inc.(b)	3,481
939	Tetraphase Pharmaceuticals, Inc.(b)	5,258
466	TG Therapeutics, Inc.(b)	4,245
620	TherapeuticsMD, Inc.(b)	5,115
222	Theravance Biopharma, Inc. (Cayman Islands)(b)	4,607
750	Tokai Pharmaceuticals, Inc.(b)	5,498
881	TransEnterix, Inc.(b)	1,322
507	Trevena, Inc.(b)	3,950

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
158	Triple-S Management Corp., Class B(b)	$4,114
752	Trovagene, Inc.(b)	3,023
81	U.S. Physical Therapy, Inc.	4,039
68	Ultragenyx Pharmaceutical, Inc.(b)	4,598
5,443	Unilife Corp.(b)	2,993
545	Universal American Corp.	4,055
62	Utah Medical Products, Inc.	4,148
514	Vanda Pharmaceuticals, Inc.(b)	4,575
124	Vascular Solutions, Inc.(b)	4,334
739	Veracyte, Inc.(b)	4,286
2,783	Verastem, Inc.(b)	4,592
585	Versartis, Inc.(b)	5,300
640	Vitae Pharmaceuticals, Inc.(b)	4,602
441	Vital Therapies, Inc.(b)	3,779
3,399	VIVUS, Inc.(b)	5,608
394	Vocera Communications, Inc.(b)	4,618
439	Voyager Therapeutics, Inc.(b)	5,114
739	vTv Therapeutics, Inc., Class A(b)	4,656
42	WellCare Health Plans, Inc.(b)	3,780
58	West Pharmaceutical Services, Inc.	4,130
240	Wright Medical Group NV(b)	4,507
375	XBiotech, Inc.(b)	4,781
321	Xencor, Inc.(b)	3,932
835	XenoPort, Inc.(b)	3,674
5,289	XOMA Corp.(b)	4,330
677	Zafgen, Inc.(b)	4,312
152	Zeltiq Aesthetics, Inc.(b)	4,545
552	ZIOPHARM Oncology, Inc.(b)	4,339
423	Zogenix, Inc.(b)	4,336
410	Zynerba Pharmaceuticals, Inc.(b)	3,342

		1,566,287

	Industrials—13.5%
472	AAON, Inc.	12,517
255	AAR Corp.	6,130
183	ABM Industries, Inc.	5,887
1,338	Acacia Research Corp.	6,449
678	ACCO Brands Corp.(b)	6,468
3,704	Accuride Corp.(b)	6,001
237	Actuant Corp., Class A	6,330
611	Advanced Drainage Systems, Inc.	14,126
188	Advisory Board Co. (The)(b)	5,948
276	Aegion Corp.(b)	5,860
365	Aerojet Rocketdyne Holdings, Inc.(b)	6,614
210	Aerovironment, Inc.(b)	6,065
380	Air Transport Services Group, Inc.(b)	5,354
270	Aircastle Ltd.	5,859
103	Alamo Group, Inc.	5,813
156	Albany International Corp., Class A	6,285
33	Allegiant Travel Co.	5,299
339	Allied Motion Technologies, Inc.	7,305
213	Altra Industrial Motion Corp.	6,113
141	American Railcar Industries, Inc.	5,782
186	American Science & Engineering, Inc.	5,329
67	American Woodmark Corp.(b)	4,880
292	Apogee Enterprises, Inc.	12,101
135	Applied Industrial Technologies, Inc.	6,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,249	ARC Document Solutions, Inc.(b)	$5,146
260	ArcBest Corp.	4,963
170	Argan, Inc.	5,811
129	Astec Industries, Inc.	6,244
162	Astronics Corp.(b)	5,986
143	Atlas Air Worldwide Holdings, Inc.(b)	5,711
104	AZZ, Inc.	5,712
167	Barnes Group, Inc.	5,426
212	Barrett Business Services, Inc.	6,574
314	Beacon Roofing Supply, Inc.(b)	13,417
557	Blue Bird Corp.(b)	6,021
785	BMC Stock Holdings, Inc.(b)	13,777
216	Brady Corp., Class A	5,722
253	Briggs & Stratton Corp.	5,356
177	Brink’s Co. (The)	5,990
1,228	Builders FirstSource, Inc.(b)	13,619
627	CAI International, Inc.(b)	6,408
864	Casella Waste Systems, Inc., Class A(b)	6,186
586	CBIZ, Inc.(b)	5,965
960	CDI Corp.	6,864
92	CEB, Inc.	5,675
938	CECO Environmental Corp.	6,191
545	Celadon Group, Inc.	5,488
284	Chart Industries, Inc.(b)	7,310
126	CIRCOR International, Inc.	7,113
19,367	Civeo Corp.(b)	29,438
101	CLARCOR, Inc.	5,936
377	Columbus McKinnon Corp.	6,224
414	Comfort Systems USA, Inc.	12,209
2,275	Commercial Vehicle Group, Inc.(b)	5,847
698	Continental Building Products, Inc.(b)	13,688
247	Covenant Transportation Group, Inc., Class A(b)	4,918
298	CRA International, Inc.(b)	6,467
150	Cubic Corp.	6,236
78	Curtiss-Wright Corp.	5,973
96	Deluxe Corp.	6,027
302	DigitalGlobe, Inc.(b)	6,692
257	Douglas Dynamics, Inc.	5,888
372	Ducommun, Inc.(b)	5,919
334	DXP Enterprises, Inc.(b)	7,298
93	Dycom Industries, Inc.(b)	6,566
219	Echo Global Logistics, Inc.(b)	5,118
121	EMCOR Group, Inc.	5,866
152	Encore Wire Corp.	5,814
104	EnerSys	6,070
333	Engility Holdings, Inc.(b)	6,550
297	Ennis, Inc.	5,803
101	EnPro Industries, Inc.	5,917
151	ESCO Technologies, Inc.	5,810
188	Essendant, Inc.	5,789
90	Esterline Technologies Corp.(b)	6,179
463	ExOne Co. (The)(b)	6,121
117	Exponent, Inc.	5,831
454	Federal Signal Corp.	6,215
130	Forward Air Corp.	5,925
285	Franklin Covey Co.(b)	4,694

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
184	Franklin Electric Co., Inc.	$5,813
379	FreightCar America, Inc.	6,500
171	FTI Consulting, Inc.(b)	6,891
3,504	FuelCell Energy, Inc.(b)	20,884
81	G&K Services, Inc., Class A	5,723
161	Generac Holdings, Inc.(b)	6,137
543	General Cable Corp.	8,493
476	Gibraltar Industries, Inc.(b)	12,590
510	Global Brass & Copper Holdings, Inc.	13,821
232	Gorman-Rupp Co. (The)	6,563
222	GP Strategies Corp.(b)	5,181
315	Graham Corp.	5,831
126	Granite Construction, Inc.	5,618
1,356	Great Lakes Dredge & Dock Corp.(b)	6,197
216	Greenbrier Cos., Inc. (The)	6,478
832	Griffon Corp.	13,154
334	H&E Equipment Services, Inc.	6,757
1,090	Harsco Corp.	7,728
126	Hawaiian Holdings, Inc.(b)	5,301
1,675	HC2 Holdings, Inc.(b)	6,466
162	Healthcare Services Group, Inc.	6,132
311	Heartland Express, Inc.	5,632
98	HEICO Corp.	6,008
250	Heidrick & Struggles International, Inc.	4,933
636	Heritage-Crystal Clean, Inc.(b)	6,614
192	Herman Miller, Inc.	5,793
1,794	Hill International, Inc.(b)	7,607
202	Hillenbrand, Inc.	6,123
154	HNI Corp.	6,733
149	Hub Group, Inc., Class A(b)	5,739
190	Hurco Cos., Inc.	6,152
103	Huron Consulting Group, Inc.(b)	5,728
88	Hyster-Yale Materials Handling, Inc., Class A	5,390
171	ICF International, Inc.(b)	6,732
781	InnerWorkings, Inc.(b)	6,381
113	Insperity, Inc.	5,963
434	Insteel Industries, Inc.	12,582
708	Interface, Inc.	12,050
105	John Bean Technologies Corp.	5,475
131	Kadant, Inc.	6,203
138	Kaman Corp.	5,808
328	Kelly Services, Inc., Class A	6,157
777	KEYW Holding Corp. (The)(b)	5,354
313	Kforce, Inc.	5,950
506	Kimball International, Inc., Class B	5,890
182	KLX, Inc.(b)	6,137
227	Knight Transportation, Inc.	6,031
281	Knoll, Inc.	6,561
206	Korn/Ferry International	5,591
1,237	Kratos Defense & Security Solutions, Inc.(b)	6,568
629	Lawson Products, Inc.(b)	12,322
780	LB Foster Co., Class A	15,350
75	Lindsay Corp.	5,735
1,173	LSI Industries, Inc.	14,838
179	Lydall, Inc.(b)	6,585
323	Marten Transport Ltd.	6,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
201	Masonite International Corp.(b)	$13,600
291	MasTec, Inc.(b)	6,594
151	Matson, Inc.	5,871
94	Matthews International Corp., Class A	4,948
236	McGrath RentCorp	5,754
261	Mercury Systems, Inc.(b)	5,486
622	Meritor, Inc.(b)	5,287
358	Milacron Holdings Corp.(b)	6,133
295	Miller Industries, Inc.	6,272
227	Mistras Group, Inc.(b)	5,532
187	Mobile Mini, Inc.	6,031
131	Moog, Inc., Class A(b)	6,401
960	MRC Global, Inc.(b)	13,421
122	MSA Safety, Inc.	5,867
442	Mueller Industries, Inc.	13,950
1,333	Mueller Water Products, Inc., Class A	14,330
113	Multi-Color Corp.	6,761
232	MYR Group, Inc.(b)	5,918
55	National Presto Industries, Inc.	4,795
375	Navigant Consulting, Inc.(b)	5,985
5,159	Navios Maritime Holdings, Inc. (Monaco)	6,036
477	Navistar International Corp.(b)	7,198
935	NCI Building Systems, Inc.(b)	13,782
830	Neff Corp., Class A(b)	7,097
1,010	NN, Inc.	15,190
270	Nortek, Inc.(b)	12,733
219	NV5 Global, Inc.(b)	5,438
364	Omega Flex, Inc.	11,990
165	On Assignment, Inc.(b)	5,950
1,129	Orion Marine Group, Inc.(b)	6,593
191	P.A.M. Transportation Services, Inc.(b)	4,720
141	Park-Ohio Holdings Corp.	3,588
272	Patrick Industries, Inc.(b)	12,471
1,362	PGT, Inc.(b)	14,260
2,875	Plug Power, Inc.(b)	5,923
943	Ply Gem Holdings, Inc.(b)	13,815
197	Powell Industries, Inc.	6,131
500	Power Solutions International, Inc.(b)	6,475
1,276	PowerSecure International, Inc.(b)	23,887
162	Preformed Line Products Co.	6,799
241	Primoris Services Corp.	5,637
76	Proto Labs, Inc.(b)	4,547
469	Quad Graphics, Inc., Class A	5,886
747	Quanex Building Products Corp.	14,073
1,637	Radiant Logistics, Inc.(b)	6,450
367	Raven Industries, Inc.	5,905
175	RBC Bearings, Inc.(b)	12,828
381	Resources Connection, Inc.	5,627
650	Rexnord Corp.(b)	14,170
473	Roadrunner Transportation Systems, Inc.(b)	5,591
540	RPX Corp.(b)	5,983
325	Rush Enterprises, Inc., Class A(b)	6,399
210	Saia, Inc.(b)	6,073
1,829	Scorpio Bulkers, Inc.(b)	7,042
346	Simpson Manufacturing Co., Inc.	13,010
300	SkyWest, Inc.	7,050

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
244	SP Plus Corp.(b)	$5,436
287	Sparton Corp.(b)	6,159
77	Standex International Corp.	5,905
394	Steelcase, Inc., Class A	6,012
175	Sun Hydraulics Corp.	6,192
329	Swift Transportation Co., Class A(b)	5,468
428	TAL International Group, Inc.	7,319
316	TASER International, Inc.(b)	5,770
196	Team, Inc.(b)	5,631
67	Teledyne Technologies, Inc.(b)	6,228
113	Tennant Co.	6,035
201	Tetra Tech, Inc.	5,909
431	Textainer Group Holdings Ltd.	6,650
329	Thermon Group Holdings, Inc.(b)	6,165
1,076	Titan International, Inc.	7,134
506	Titan Machinery, Inc.(b)	6,578
860	TRC Cos., Inc.(b)	7,362
273	Trex Co., Inc.(b)	12,954
332	TriMas Corp.(b)	6,009
428	TriNet Group, Inc.(b)	7,113
238	TrueBlue, Inc.(b)	4,448
385	Tutor Perini Corp.(b)	6,091
569	Twin Disc, Inc.	7,539
61	UniFirst Corp.	6,611
761	Univar, Inc.(b)	13,241
154	Universal Forest Products, Inc.	11,804
349	Universal Logistics Holdings, Inc.	4,977
139	US Ecology, Inc.	6,259
339	USA Truck, Inc.(b)	6,007
269	Vectrus, Inc.(b)	5,800
331	Veritiv Corp.(b)	13,578
162	Viad Corp.	4,820
598	Vicor Corp.(b)	5,735
153	Virgin America, Inc.(b)	8,521
805	Volt Information Sciences, Inc.(b)	6,046
87	VSE Corp.	5,397
447	Wabash National Corp.(b)	6,370
118	WageWorks, Inc.(b)	6,355
107	Watts Water Technologies, Inc., Class A	5,978
218	Werner Enterprises, Inc.	5,524
414	Wesco Aircraft Holdings, Inc.(b)	5,974
1,047	West Corp.	22,437
111	Woodward, Inc.	6,017
1,160	Xerium Technologies, Inc.(b)	6,136
186	XPO Logistics, Inc.(b)	5,606
632	YRC Worldwide, Inc.(b)	5,814

		1,767,802

	Information Technology—13.1%
867	A10 Networks, Inc.(b)	5,176
266	ACI Worldwide, Inc.(b)	5,317
571	Actua Corp.(b)	5,413
243	Acxiom Corp.(b)	5,339
261	ADTRAN, Inc.	5,043
173	Advanced Energy Industries, Inc.(b)	5,597
1,828	Advanced Micro Devices, Inc.(b)	6,489
1,009	Aerohive Networks, Inc.(b)	5,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
501	Agilysys, Inc.(b)	$5,351
230	Alarm.com Holdings, Inc.(b)	5,246
356	Alliance Fiber Optic Products, Inc.(b)	6,593
471	Alpha & Omega Semiconductor Ltd.(b)	6,118
125	Ambarella, Inc.(b)	5,138
948	Amber Road, Inc.(b)	4,655
582	American Software, Inc., Class A	5,319
918	Amkor Technology, Inc.(b)	5,242
578	Angie’s List, Inc.(b)	5,057
101	Anixter International, Inc.(b)	6,292
629	Apigee Corp.(b)	6,101
419	AppFolio, Inc., Class A(b)	5,254
791	Applied Micro Circuits Corp.(b)	4,936
334	Applied Optoelectronics, Inc.(b)	3,741
146	Aspen Technology, Inc.(b)	5,552
261	AVG Technologies NV(b)	5,168
825	Avid Technology, Inc.(b)	4,603
417	AVX Corp.	5,513
1,890	Axcelis Technologies, Inc.(b)	5,405
89	Badger Meter, Inc.	6,348
565	Bankrate, Inc.(b)	5,164
340	Barracuda Networks, Inc.(b)	5,991
1,656	Bazaarvoice, Inc.(b)	5,548
356	Bel Fuse, Inc., Class B	5,931
217	Belden, Inc.	13,701
229	Benchmark Electronics, Inc.(b)	4,447
167	Benefitfocus, Inc.(b)	6,329
370	Black Box Corp.	5,409
84	Blackbaud, Inc.	5,189
90	Blackhawk Network Holdings, Inc.(b)	2,892
1,068	Blucora, Inc.(b)	8,555
175	Bottomline Technologies (de), Inc.(b)	4,298
412	Box, Inc., Class A(b)	5,327
847	Brightcove, Inc.(b)	5,124
136	BroadSoft, Inc.(b)	5,326
513	Brooks Automation, Inc.	4,853
320	Cabot Microelectronics Corp.	13,405
51	CACI International, Inc., Class A(b)	4,904
296	CalAmp Corp.(b)	4,431
753	Calix, Inc.(b)	5,218
329	Callidus Software, Inc.(b)	6,021
660	Carbonite, Inc.(b)	4,976
84	Cardtronics, Inc.(b)	3,311
770	Care.com, Inc.(b)	5,729
246	Cascade Microtech, Inc.(b)	5,144
57	Cass Information Systems, Inc.	2,820
84	Cavium, Inc.(b)	4,147
246	CEVA, Inc.(b)	5,673
479	ChannelAdvisor Corp.(b)	5,968
501	Checkpoint Systems, Inc.(b)	5,070
2,456	Ciber, Inc.(b)	5,698
278	Ciena Corp.(b)	4,679
53	Cimpress NV (Netherlands)(b)	4,657
147	Cirrus Logic, Inc.(b)	5,307
335	Clearfield, Inc.(b)	6,218
57	Coherent, Inc.(b)	5,324

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
439	Cohu, Inc.	$5,075
127	CommVault Systems, Inc.(b)	5,559
170	comScore, Inc.(b)	5,205
223	Comtech Telecommunications Corp.	5,397
733	Control4 Corp.(b)	5,432
214	Convergys Corp.	5,671
159	Cornerstone OnDemand, Inc.(b)	5,462
375	CPI Card Group, Inc.	2,974
126	Cray, Inc.(b)	4,772
117	CSG Systems International, Inc.	5,192
333	CTS Corp.	5,518
240	Cvent, Inc.(b)	8,484
640	Daktronics, Inc.	5,568
612	Datalink Corp.(b)	4,914
141	Demandware, Inc.(b)	6,497
757	DHI Group, Inc.(b)	5,382
176	Diebold, Inc.	4,624
587	Digi International, Inc.(b)	6,205
166	Digimarc Corp.(b)	4,955
4,621	Digital Turbine, Inc.(b)	3,974
263	Diodes, Inc.(b)	4,897
580	DSP Group, Inc.(b)	5,510
234	DTS, Inc.(b)	5,106
923	EarthLink Holdings Corp.	5,363
421	Eastman Kodak Co.(b)	4,976
129	Ebix, Inc.	6,207
648	Electro Rent Corp.	6,486
140	Electronics for Imaging, Inc.(b)	5,578
60	Ellie Mae, Inc.(b)	5,016
1,019	EMCORE Corp.(b)	5,808
532	Endurance International Group Holdings, Inc.(b)	5,698
3,241	EnerNOC, Inc.(b)	22,104
396	Entegris, Inc.(b)	5,263
199	Envestnet, Inc.(b)	6,245
70	EPAM Systems, Inc.(b)	5,105
366	EPIQ Systems, Inc.	5,406
65	ePlus, Inc.(b)	5,225
41	Euronet Worldwide, Inc.(b)	3,161
1,354	Everi Holdings, Inc.(b)	2,275
220	EVERTEC, Inc.	2,963
968	Everyday Health, Inc.(b)	5,614
970	Exar Corp.(b)	5,917
115	ExlService Holdings, Inc.(b)	5,565
1,629	Extreme Networks, Inc.(b)	5,718
166	Fabrinet (Thailand)(b)	5,307
29	Fair Isaac Corp.	3,095
254	Fairchild Semiconductor International, Inc.(b)	5,080
187	FARO Technologies, Inc.(b)	5,430
59	FEI Co.	5,252
280	Finisar Corp.(b)	4,609
544	Five9, Inc.(b)	5,032
132	Fleetmatics Group PLC(b)	4,785
680	FormFactor, Inc.(b)	5,236
174	Forrester Research, Inc.	5,850
165	Gigamon, Inc.(b)	5,377
171	Globant SA(b)	6,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,890	Glu Mobile, Inc.(b)	$5,046
2,183	Gogo, Inc.(b)	23,118
221	GrubHub, Inc.(b)	5,795
361	GSI Group, Inc.(b)	5,253
325	GTT Communications, Inc.(b)	5,193
1,199	Guidance Software, Inc.(b)	6,115
95	Guidewire Software, Inc.(b)	5,412
398	Hackett Group, Inc. (The)	5,922
1,593	Harmonic, Inc.(b)	5,512
487	Hortonworks, Inc.(b)	5,635
110	HubSpot, Inc.(b)	4,872
245	II-VI, Inc.(b)	5,113
3,344	Imation Corp.(b)	5,250
624	Immersion Corp.(b)	4,561
107	Imperva, Inc.(b)	4,973
2,529	inContact, Inc.(b)	23,545
334	Infinera Corp.(b)	3,971
308	Infoblox, Inc.(b)	5,153
154	Inphi Corp.(b)	4,569
182	Insight Enterprises, Inc.(b)	4,497
277	Instructure, Inc.(b)	5,579
256	Integrated Device Technology, Inc.(b)	4,936
149	Interactive Intelligence Group, Inc.(b)	5,538
96	InterDigital, Inc.	5,470
2,009	Internap Corp.(b)	4,581
386	Intersil Corp., Class A	4,512
649	Intralinks Holdings, Inc.(b)	5,783
645	InvenSense, Inc.(b)	4,954
142	Itron, Inc.(b)	5,839
435	Ixia(b)	4,402
442	IXYS Corp.	4,774
382	j2 Global, Inc.	24,265
1,432	Jive Software, Inc.(b)	5,828
436	Kimball Electronics, Inc.(b)	4,770
401	Knowles Corp.(b)	5,361
3,217	Kopin Corp.(b)	5,340
540	KVH Industries, Inc.(b)	5,270
870	Lattice Semiconductor Corp.(b)	4,846
3,138	Limelight Networks, Inc.(b)	5,491
1,079	Lionbridge Technologies, Inc.(b)	5,384
1,156	Liquidity Services, Inc.(b)	6,450
49	Littelfuse, Inc.	5,708
901	LivePerson, Inc.(b)	5,451
103	LogMeIn, Inc.(b)	6,149
95	Luxoft Holding, Inc., Class A(b)	5,492
121	M/A-Com Technology Solutions Holdings, Inc.(b)	4,948
96	Manhattan Associates, Inc.(b)	5,812
163	ManTech International Corp., Class A	5,509
1,074	Marchex, Inc., Class B	4,564
1,706	Marin Software, Inc.(b)	4,367
271	Marketo, Inc.(b)	5,959
1,396	Mattson Technology, Inc.(b)	5,095
115	MAXIMUS, Inc.	6,083
285	MaxLinear, Inc., Class A(b)	4,774
260	Mentor Graphics Corp.	5,190
62	Mesa Laboratories, Inc.	6,248

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
187	Methode Electronics, Inc.	$5,560
133	Microsemi Corp.(b)	4,494
34	MicroStrategy, Inc., Class A(b)	6,097
385	MINDBODY, Inc., Class A(b)	5,240
140	MKS Instruments, Inc.	5,020
1,202	Mobileiron, Inc.(b)	4,604
488	Model N, Inc.(b)	5,212
3,279	ModusLink Global Solutions, Inc.(b)	4,787
503	MoneyGram International, Inc.(b)	3,093
83	Monolithic Power Systems, Inc.	5,181
221	Monotype Imaging Holdings, Inc.	4,869
1,829	Monster Worldwide, Inc.(b)	5,853
99	MTS Systems Corp.	5,566
222	Multi-Fineline Electronix, Inc.(b)	5,106
368	Nanometrics, Inc.(b)	6,572
381	NeoPhotonics Corp.(b)	4,568
129	NETGEAR, Inc.(b)	5,470
233	NetScout Systems, Inc.(b)	5,187
189	NeuStar, Inc., Class A(b)	4,440
213	New Relic, Inc.(b)	5,491
292	NIC, Inc.	5,171
708	Nimble Storage, Inc.(b)	5,225
3,322	Novatel Wireless, Inc.(b)	5,083
92	NVE Corp.	5,279
1,013	Oclaro, Inc.(b)	5,116
755	OPOWER,Inc.(b)	5,964
92	OSI Systems, Inc.(b)	4,682
565	Park City Group, Inc.(b)	5,368
332	Park Electrochemical Corp.	5,415
149	Paycom Software, Inc.(b)	5,693
188	Paylocity Holding Corp.(b)	7,195
212	PC Connection, Inc.	5,039
381	PDF Solutions, Inc.(b)	5,124
209	Pegasystems, Inc.	5,516
248	Perficient, Inc.(b)	5,178
464	PFSweb, Inc.(b)	6,542
501	Photronics, Inc.(b)	5,301
135	Plantronics, Inc.	5,191
133	Plexus Corp.(b)	5,554
470	Polycom, Inc.(b)	5,617
106	Power Integrations, Inc.	5,115
209	Progress Software Corp.(b)	5,334
99	Proofpoint, Inc.(b)	5,768
458	PROS Holdings, Inc.(b)	5,386
379	Pure Storage, Inc., Class A(b)	5,514
232	Q2 Holdings, Inc.(b)	5,547
251	QAD, Inc., Class A	4,922
174	Qlik Technologies, Inc.(b)	5,357
391	QLogic Corp.(b)	5,118
206	Qualys, Inc.(b)	5,187
9,070	Quantum Corp.(b)	4,175
1,374	QuinStreet, Inc.(b)	4,836
456	Quotient Technology, Inc.(b)	5,299
377	Rambus, Inc.(b)	4,381
392	Rapid7, Inc.(b)	4,908
1,268	RealNetworks, Inc.(b)	5,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
253	RealPage, Inc.(b)	$5,563
221	Reis, Inc.	5,563
679	RetailMeNot, Inc.(b)	5,724
353	RingCentral, Inc., Class A(b)	6,735
1,603	Rocket Fuel, Inc.(b)	4,585
159	Rofin-Sinar Technologies, Inc.(b)	5,118
86	Rogers Corp.(b)	4,933
259	Rovi Corp.(b)	4,564
289	Rubicon Project, Inc. (The)(b)	5,598
515	Ruckus Wireless, Inc.(b)	7,076
394	Rudolph Technologies, Inc.(b)	5,465
226	Sanmina Corp.(b)	5,345
446	Sapiens International Corp. NV (Israel)	5,254
130	ScanSource, Inc.(b)	5,288
109	Science Applications International Corp.	5,787
387	SciQuest, Inc.(b)	5,348
966	SeaChange International, Inc.(b)	3,603
233	Semtech Corp.(b)	5,042
1,406	ServiceSource International, Inc.(b)	5,666
713	ShoreTel, Inc.(b)	4,364
130	Shutterstock, Inc.(b)	5,333
813	Sigma Designs, Inc.(b)	5,146
759	Silicon Graphics International Corp.(b)	3,400
117	Silicon Laboratories, Inc.(b)	5,476
371	Silver Spring Networks, Inc.(b)	5,213
714	Sonus Networks, Inc.(b)	5,898
127	SPS Commerce, Inc.(b)	6,468
42	Stamps.com, Inc.(b)	3,459
212	Stratasys Ltd.(b)	5,188
156	Super Micro Computer, Inc.(b)	4,198
198	Sykes Enterprises, Inc.(b)	5,772
70	Synaptics, Inc.(b)	5,009
164	Synchronoss Technologies, Inc.(b)	5,095
53	SYNNEX Corp.	4,376
104	Syntel, Inc.(b)	4,423
520	Systemax, Inc.(b)	4,706
144	Take-Two Interactive Software, Inc.(b)	4,922
670	Tangoe, Inc.(b)	5,909
67	Tech Data Corp.(b)	4,602
725	TechTarget, Inc.(b)	5,626
886	Telenav, Inc.(b)	5,050
211	TeleTech Holdings, Inc.	5,864
168	Tessera Technologies, Inc.	4,825
278	Textura Corp.(b)	7,336
487	TiVo, Inc.(b)	4,860
354	Travelport Worldwide Ltd.	4,938
661	Travelzoo, Inc.(b)	5,043
970	TrueCar, Inc.(b)	6,635
776	TTM Technologies, Inc.(b)	5,060
396	TubeMogul, Inc.(b)	5,132
41	Tyler Technologies, Inc.(b)	6,003
158	Ubiquiti Networks, Inc.(b)	5,628
997	Ultra Clean Holdings, Inc.(b)	5,673
240	Ultratech, Inc.(b)	5,206
679	Unisys Corp.(b)	5,235
434	United Online, Inc.(b)	4,700

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
100	Universal Display Corp.(b)	$5,831
289	Varonis Systems, Inc.(b)	5,534
338	VASCO Data Security International, Inc.(b)	5,858
288	Veeco Instruments, Inc.(b)	5,302
146	Verint Systems, Inc.(b)	4,941
70	ViaSat, Inc.(b)	5,369
1,103	VirnetX Holding Corp.(b)	4,952
151	Virtusa Corp.(b)	5,367
423	Vishay Intertechnology, Inc.	5,144
416	Vishay Precision Group, Inc.(b)	6,223
264	Web.com Group, Inc.(b)	5,277
66	WebMD Health Corp.(b)	4,141
257	Wix.com Ltd. (Israel)(b)	6,353
449	Workiva, Inc., Class A(b)	5,348
811	Xactly Corp.(b)	6,537
882	Xcerra Corp.(b)	5,204
291	XO Group, Inc.(b)	5,139
269	Xura, Inc.(b)	6,023
259	Zendesk, Inc.(b)	5,853
1,345	Zix Corp.(b)	5,017

		1,711,790

	Materials—7.9%
494	A. Schulman, Inc.	13,778
198	AEP Industries, Inc.	12,203
3,052	AK Steel Holding Corp.(b)	14,283
802	American Vanguard Corp.(b)	13,273
589	Axiall Corp.	13,871
210	Balchem Corp.	12,886
361	Berry Plastics Group, Inc.(b)	13,003
665	Boise Cascade Co.(b)	13,879
897	Calgon Carbon Corp.	14,702
366	Carpenter Technology Corp.	12,960
1,782	Century Aluminum Co.(b)	15,717
251	Chase Corp.	14,129
499	Chemtura Corp.(b)	13,897
268	Clearwater Paper Corp.(b)	16,010
4,529	Cliffs Natural Resources, Inc.(b)	23,868
2,323	Coeur Mining, Inc.(b)	18,816
761	Commercial Metals Co.	13,637
214	Deltic Timber Corp.	13,375
1,082	Ferro Corp.(b)	13,785
1,483	Ferroglobal PLC	15,112
3,363	Flotek Industries, Inc.(b)	31,780
1,108	FutureFuel Corp.	12,454
402	Greif, Inc., Class A	13,949
304	H.B. Fuller Co.	13,595
362	Hawkins, Inc.	14,165
342	Haynes International, Inc.	12,835
661	Headwaters, Inc.(b)	13,227
4,698	Hecla Mining Co.	20,248
433	Innophos Holdings, Inc.	16,004
289	Innospec, Inc.	13,976
151	Kaiser Aluminum Corp.	14,319
974	KapStone Paper and Packaging Corp.	15,477
556	KMG Chemicals, Inc.	13,172
572	Koppers Holdings, Inc.(b)	14,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
775	Kraton Performance Polymers, Inc.(b)	$17,600
2,375	Kronos Worldwide, Inc.	15,794
802	Louisiana-Pacific Corp.(b)	13,634
1,014	LSB Industries, Inc.(b)	13,344
485	Materion Corp.	14,060
234	Minerals Technologies, Inc.	14,017
775	Multi Packaging Solutions International Ltd.(b)	12,881
986	Myers Industries, Inc.	13,291
205	Neenah Paper, Inc.	13,343
764	Olin Corp.	16,648
772	Olympic Steel, Inc.	17,463
2,389	OMNOVA Solutions, Inc.(b)	17,081
641	P.H. Glatfelter Co.	14,698
425	PolyOne Corp.	15,292
151	Quaker Chemical Corp.	13,448
1,353	Rayonier Advanced Materials, Inc.	13,868
364	Real Industry, Inc.(b)	3,218
651	Schnitzer Steel Industries, Inc., Class A	13,424
411	Schweitzer-Mauduit International, Inc.	14,134
4,629	Senomyx, Inc.(b)	11,341
203	Sensient Technologies Corp.	13,652
12,260	Solazyme, Inc.(b)	28,688
233	Stepan Co.	14,281
1,257	Stillwater Mining Co.(b)	15,335
665	Summit Materials, Inc., Class A(b)	13,899
3,943	SunCoke Energy, Inc.	29,297
1,483	TimkenSteel Corp.	18,893
2,558	Trecora Resources(b)	29,289
821	Tredegar Corp.	13,103
351	Trinseo SA(b)	15,019
2,190	Tronox Ltd., Class A	15,943
219	United States Lime & Minerals, Inc.	11,732
203	US Concrete, Inc.(b)	12,537
355	Worthington Industries, Inc.	13,401

		1,036,407

	Telecommunication Services—3.9%
2,494	8x8, Inc.(b)	28,282
318	Atlantic Tele-Network, Inc.	22,867
3,131	Boingo Wireless, Inc.(b)	24,077
6,177	Cincinnati Bell, Inc.(b)	23,596
615	Cogent Communications Group, Inc.	23,801
943	Consolidated Communications Holdings, Inc.	22,293
1,553	FairPoint Communications, Inc.(b)	20,593
1,287	General Communication, Inc., Class A(b)	21,750
15,829	Globalstar, Inc.(b)	30,867
1,028	Hawaiian Telcom Holdco, Inc.(b)	23,675
1,513	IDT Corp., Class B	23,209
1,499	Inteliquent, Inc.	24,868
3,240	Iridium Communications, Inc.(b)	26,147
1,796	Lumos Networks Corp.(b)	22,899
2,597	ORBCOMM, Inc.(b)	25,736
167	pdvWireless, Inc.(b)	6,744
927	Shenandoah Telecommunications Co.	26,596
1,390	Spok Holdings, Inc.	23,616
813	Straight Path Communications, Inc., Class B(b)	29,756
5,208	Vonage Holdings Corp.(b)	24,321

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services (continued)
3,218	Windstream Holdings, Inc.	$27,932

		503,625

	Utilities—6.2%
1,292	Abengoa Yield PLC (Spain)	23,295
416	ALLETE, Inc.	23,375
603	American States Water Co.	25,139
894	Artesian Resources Corp., Class A	24,129
9,855	Atlantic Power Corp.	26,214
571	Avista Corp.	22,880
404	Black Hills Corp.	24,478
913	California Water Service Group	25,500
371	Chesapeake Utilities Corp.	22,082
543	Connecticut Water Service, Inc.	25,532
1,768	Dynegy, Inc.(b)	31,170
515	El Paso Electric Co.	23,226
712	Empire District Electric Co. (The)	23,973
323	IDACORP, Inc.	23,492
451	MGE Energy, Inc.	22,482
743	Middlesex Water Co.	27,179
635	New Jersey Resources Corp.	22,657
435	Northwest Natural Gas Co.	22,420
377	NorthWestern Corp.	21,429
1,805	NRG Yield, Inc., Class A	27,310
383	ONE Gas, Inc.	22,394
570	Ormat Technologies, Inc.	24,738
806	Otter Tail Corp.	23,310
1,214	Pattern Energy Group, Inc.	25,494
384	Piedmont Natural Gas Co., Inc.	22,963
688	PNM Resources, Inc.	21,796
587	Portland General Electric Co.	23,316
642	SJW Corp.	22,091
824	South Jersey Industries, Inc.	22,998
353	Southwest Gas Corp.	22,913
343	Spire, Inc.	21,938
546	Unitil Corp.	21,578
324	WGL Holdings, Inc.	21,996
777	York Water Co. (The)	23,038

		808,525

	Total Common Stocks and Other Equity Interests (Cost $13,583,971)	13,074,990

	Rights—0.0%
	Financials—0.0%
122	Enterprise Bancorp, Inc., expiring 05/27/16(b) (Cost $0)	14

	Money Market Fund—0.1%
19,111	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $19,111)	19,111

	Total Investments (Cost $13,603,082)—100.1%	13,094,115
	Other assets less liabilities—(0.1)%	(18,808)

	Net Assets—100.0%	$13,075,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2016

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.2%
5,318	American Axle & Manufacturing Holdings, Inc.(b)	$82,482
1,600	Asbury Automotive Group, Inc.(b)	96,992
2,924	BJ’s Restaurants, Inc.(b)	130,410
295	Bloomin’ Brands, Inc.	5,517
7,334	Blue Nile, Inc.	189,071
1,505	Buffalo Wild Wings, Inc.(b)	201,158
954	Cheesecake Factory, Inc. (The)	48,664
4,317	ClubCorp Holdings, Inc.	57,632
334	Container Store Group, Inc. (The)(b)	2,371
64	Dave & Buster’s Entertainment, Inc.(b)	2,477
991	Dorman Products, Inc.(b)	53,306
1,431	Drew Industries, Inc.	92,772
517	Etsy, Inc.(b)	4,539
3,233	Five Below, Inc.(b)	134,816
4,490	Francesca’s Holdings Corp.(b)	74,534
4,620	Gentherm, Inc.(b)	169,739
2,819	Grand Canyon Education, Inc.(b)	123,275
113	Hibbett Sports, Inc.(b)	4,079
2,041	IMAX Corp.(b)	65,312
6,036	Installed Building Products, Inc.(b)	160,437
2,118	La Quinta Holdings, Inc.(b)	27,047
1,579	Liberty Tax, Inc., Class A	18,869
4,944	LifeLock, Inc.(b)	57,548
719	Lithia Motors, Inc., Class A	59,691
3,773	Mattress Firm Holding Corp.(b)(c)	147,223
383	Monro Muffler Brake, Inc.	26,511
5,439	Nautilus, Inc.(b)	95,944
4,669	Nexstar Broadcasting Group, Inc., Class A(c)	239,660
1,956	Outerwall, Inc.(c)	80,802
733	Oxford Industries, Inc.	48,686
717	Papa John’s International, Inc.	40,575
1,925	Pier 1 Imports, Inc.	13,263
5,481	Pinnacle Entertainment, Inc.(b)	60,510
964	Pool Corp.	84,263
2,467	Popeyes Louisiana Kitchen, Inc.(b)	132,626
6,789	Select Comfort Corp.(b)	167,553
7,391	Sinclair Broadcast Group, Inc., Class A	237,029
143	Tailored Brands, Inc.	2,491
80	Tenneco, Inc.(b)	4,264
9,435	Tile Shop Holdings, Inc. (The)(b)	168,320
208	Vail Resorts, Inc.	26,965
324	Vince Holding Corp.(b)(c)	2,002
143	Winmark Corp.	13,614
2,279	Zoe’s Kitchen, Inc.(b)(c)	85,440

		3,540,479

	Consumer Staples—3.3%
693	Boston Beer Co., Inc. (The), Class A(b)	108,163
2,438	Calavo Growers, Inc.	139,381
3,436	Cal-Maine Foods, Inc.(c)	174,411
88	Casey’s General Stores, Inc.	9,856
5,297	Chefs’ Warehouse, Inc. (The)(b)	102,073
3,036	Natural Health Trends Corp.(c)	109,873
988	PriceSmart, Inc.	85,502
1,210	USANA Health Sciences, Inc.(b)	143,312

		872,571

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy—0.4%
6,830	RigNet, Inc.(b)	$116,793

	Financials—5.9%
937	Altisource Portfolio Solutions SA(b)	29,319
65	Associated Capital Group, Inc., Class A(b)	1,981
4,549	BofI Holding, Inc.(b)(c)	92,663
3,632	Cohen & Steers, Inc.	142,629
3,959	CoreSite Realty Corp. REIT	296,648
297	Diamond Hill Investment Group, Inc.	52,052
34	Evercore Partners, Inc., Class A	1,756
294	Fifth Street Asset Management, Inc., Class A	1,050
4,654	Financial Engines, Inc.(c)	149,905
65	GAMCO Investors, Inc., Class A	2,572
2,444	HFF, Inc., Class A	77,792
1,939	Marcus & Millichap, Inc.(b)	48,630
2,126	MarketAxess Holdings, Inc.	260,988
2,411	PRA Group, Inc.(b)	79,997
203	Ryman Hospitality Properties, Inc. REIT	10,461
609	Universal Health Realty Income Trust REIT	33,251
1,714	Universal Insurance Holdings, Inc.	30,183
3,587	Virtu Financial, Inc., Class A	74,789
715	Westwood Holdings Group, Inc.	41,148
12,644	WisdomTree Investments, Inc.(c)	137,693

		1,565,507

	Health Care—27.4%
2,947	AAC Holdings, Inc.(b)(c)	60,679
4,098	Abaxis, Inc.	185,721
4,164	ABIOMED, Inc.(b)	404,491
2,968	Achillion Pharmaceuticals, Inc.(b)	25,376
1,683	Adeptus Health, Inc., Class A(b)(c)	114,646
5,823	Aerie Pharmaceuticals, Inc.(b)	92,353
2,888	Agile Therapeutics, Inc.(b)	16,722
2,050	Air Methods Corp.(b)	75,809
669	ANI Pharmaceuticals, Inc.(b)	30,419
36,369	Antares Pharma, Inc.(b)(c)	40,006
29,923	Arena Pharmaceuticals, Inc.(b)	51,468
14,683	ARIAD Pharmaceuticals, Inc.(b)	105,424
5,307	BioSpecifics Technologies Corp.(b)	188,717
2,910	Cambrex Corp.(b)	140,378
3,037	Castlight Health, Inc., Class B(b)	10,933
1,755	Catalent, Inc.(b)	51,825
655	Cempra, Inc.(b)	11,089
3,464	Cepheid, Inc.(b)	98,863
6,302	Civitas Solutions, Inc.(b)	126,292
9,635	CorMedix, Inc.(b)(c)	40,274
3,189	CorVel Corp.(b)	144,143
9,121	Depomed, Inc.(b)	158,523
105	Enanta Pharmaceuticals, Inc.(b)	3,066
4,495	Endologix, Inc.(b)	50,389
2,032	Exact Sciences Corp.(b)	14,265
6,085	ExamWorks Group, Inc.(b)	219,364
1,556	Fluidigm Corp.(b)	14,906
3,999	Foamix Pharmaceuticals Ltd. (Israel)(b)	25,234
5,294	GenMark Diagnostics, Inc.(b)	31,288
4,044	Genomic Health, Inc.(b)	106,276
7,048	Halozyme Therapeutics, Inc.(b)	74,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
4,291	HealthEquity, Inc.(b)	$107,919
568	HealthStream, Inc.(b)	12,848
1,423	HeartWare International, Inc.(b)	47,471
5,888	ImmunoGen, Inc.(b)	40,333
2,135	Imprivata, Inc.(b)	25,876
2,244	INC Research Holdings, Inc., Class A(b)	108,004
58	Infinity Pharmaceuticals, Inc.(b)	336
105	Insulet Corp.(b)	3,497
2,015	Intra-Cellular Therapies, Inc.(b)	69,155
4,031	Ironwood Pharmaceuticals, Inc., Class A(b)	42,124
994	K2M Group Holdings, Inc.(b)	16,162
2,576	La Jolla Pharmaceutical Co.(b)(c)	47,682
4,269	Lannett Co., Inc.(b)(c)	81,879
2,133	Ligand Pharmaceuticals, Inc.(b)(c)	257,816
2,279	LivaNova PLC(b)	120,172
1,823	Masimo Corp.(b)	79,027
3,475	Medidata Solutions, Inc.(b)	151,614
8,990	MiMedx Group, Inc.(b)(c)	67,695
2,568	Molina Healthcare, Inc.(b)	132,920
1,227	Natus Medical, Inc.(b)	39,105
10,324	Nektar Therapeutics(b)	161,880
3,098	Neogen Corp.(b)	146,350
44,000	NeoGenomics, Inc.(b)	358,160
883	Nevro Corp.(b)	59,382
3,509	NewLink Genetics Corp.(b)(c)	56,881
30,270	Nobilis Health Corp.(b)(c)	127,739
10,254	Novavax, Inc.(b)(c)	53,731
2,256	NuVasive, Inc.(b)	119,433
172	NxStage Medical, Inc.(b)	2,773
2,288	Ocular Therapeutix, Inc.(b)	28,097
16,886	Orexigen Therapeutics, Inc.(b)(c)	7,548
3,467	Pacira Pharmaceuticals, Inc.(b)	187,599
1,097	Paratek Pharmaceuticals, Inc.(b)	14,941
3,062	PAREXEL International Corp.(b)	187,088
16,714	Pernix Therapeutics Holdings, Inc.(b)(c)	12,537
329	Portola Pharmaceuticals, Inc.(b)	7,817
964	Press Ganey Holdings, Inc.(b)	29,373
823	Providence Service Corp. (The)(b)	41,018
1,153	Radius Health, Inc.(b)	41,047
5,956	RadNet, Inc.(b)	30,078
1,934	Relypsa, Inc.(b)	35,005
6,338	Repligen Corp.(b)	168,844
675	Sagent Pharmaceuticals, Inc.(b)	7,857
16,512	Sequenom, Inc.(b)(c)	21,135
1,177	STAAR Surgical Co.(b)	9,075
14,873	Sucampo Pharmaceuticals, Inc., Class A(b)	160,331
10,227	Supernus Pharmaceuticals, Inc.(b)	175,495
2,410	T2 Biosystems, Inc.(b)	22,100
3,249	Tandem Diabetes Care, Inc.(b)	36,161
1,624	Team Health Holdings, Inc.(b)	67,932
7,527	Teligent, Inc.(b)(c)	41,549
10,209	TherapeuticsMD, Inc.(b)	84,224
4,366	Vascular Solutions, Inc.(b)	152,592
13,729	VIVUS, Inc.(b)(c)	22,653
26,863	XenoPort, Inc.(b)	118,197

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
9,859	Zeltiq Aesthetics, Inc.(b)	$294,784
5,410	Zogenix, Inc.(b)	55,453

		7,311,789

	Industrials—14.2%
4,776	AAON, Inc.	126,660
4,296	Advanced Drainage Systems, Inc.(c)	99,324
1,487	Allegiant Travel Co.	238,768
3,760	Allied Motion Technologies, Inc.	81,028
3,077	American Woodmark Corp.(b)	224,129
471	Apogee Enterprises, Inc.	19,518
279	Astronics Corp.(b)	10,309
346	AZZ, Inc.	19,002
2,058	Barrett Business Services, Inc.	63,819
3,464	BMC Stock Holdings, Inc.(b)	60,793
21,841	Builders FirstSource, Inc.(b)	242,217
3,780	Dycom Industries, Inc.(b)	266,868
4,650	Echo Global Logistics, Inc.(b)	108,670
6,395	Enphase Energy, Inc.(b)(c)	16,051
922	Forward Air Corp.	42,025
230	GP Strategies Corp.(b)	5,368
1,327	Greenbrier Cos., Inc. (The)(c)	39,797
8,775	Hawaiian Holdings, Inc.(b)	369,164
7,393	Healthcare Services Group, Inc.	279,825
143	Heartland Express, Inc.	2,590
281	HEICO Corp.	17,228
1,549	HNI Corp.	67,722
2,949	Insperity, Inc.	155,619
7,989	Kforce, Inc.	151,871
1,341	Knight Transportation, Inc.	35,630
2,743	Multi-Color Corp.	164,114
668	Nortek, Inc.(b)	31,503
1,765	NV5 Global, Inc.(b)(c)	43,825
1,639	On Assignment, Inc.(b)	59,102
1,488	P.A.M. Transportation Services, Inc.(b)	36,768
3,994	Patrick Industries, Inc.(b)	183,125
19,414	PGT, Inc.(b)	203,265
2,017	Power Solutions International, Inc.(b)(c)	26,120
2,104	Sun Hydraulics Corp.	74,440
4,305	Swift Transportation Co., Class A(b)	71,549
3,925	TASER International, Inc.(b)	71,670
1,161	Trex Co., Inc.(b)	55,089
664	WageWorks, Inc.(b)	35,763

		3,800,328

	Information Technology—31.3%
6,541	ACI Worldwide, Inc.(b)	130,755
146	Ambarella, Inc.(b)	6,001
9,159	Angie’s List, Inc.(b)	80,141
1,844	Apigee Corp.(b)	17,887
3,023	Aspen Technology, Inc.(b)	114,965
2,470	AVG Technologies NV(b)	48,906
1,444	Belden, Inc.	91,174
121	Benefitfocus, Inc.(b)	4,586
2,720	Blackbaud, Inc.	168,014
1,253	Box, Inc., Class A(b)(c)	16,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
4,597	BroadSoft, Inc.(b)	$180,041
10,340	CalAmp Corp.(b)	154,790
3,272	Callidus Software, Inc.(b)	59,878
1,424	Carbonite, Inc.(b)	10,737
1,023	Cardtronics, Inc.(b)	40,327
3,796	Cavium, Inc.(b)	187,408
1,395	Cimpress NV (Netherlands)(b)	122,579
15,153	Clearfield, Inc.(b)(c)	281,240
1,986	CommVault Systems, Inc.(b)	86,927
1,732	comScore, Inc.(b)	53,034
1,367	Cornerstone OnDemand, Inc.(b)	46,956
2,562	Demandware, Inc.(b)	118,057
16,612	EarthLink Holdings Corp.	96,516
4,011	Eastman Kodak Co.(b)(c)	47,410
1,841	Ellie Mae, Inc.(b)	153,908
5,273	Endurance International Group Holdings, Inc.(b)(c)	56,474
5,904	Envestnet, Inc.(b)	185,268
2,612	EPAM Systems, Inc.(b)	190,493
1,898	Fair Isaac Corp.	202,536
511	FEI Co.	45,489
4,176	Five9, Inc.(b)	38,628
3,353	Fleetmatics Group PLC(b)	121,546
2,510	Forrester Research, Inc.	84,386
4,091	Gigamon, Inc.(b)	133,326
2,000	Globant SA(b)	70,980
3,024	GrubHub, Inc.(b)(c)	79,289
5,375	GTT Communications, Inc.(b)	85,892
6,191	Hackett Group, Inc. (The)	92,122
728	Hortonworks, Inc.(b)	8,423
495	HubSpot, Inc.(b)	21,924
16,719	Immersion Corp.(b)	122,216
241	Imperva, Inc.(b)	11,202
6,044	Infinera Corp.(b)	71,863
5,151	Inphi Corp.(b)	152,830
345	InvenSense, Inc.(b)	2,650
517	j2 Global, Inc.	32,840
2,568	Jive Software, Inc.(b)	10,452
3,743	Lionbridge Technologies, Inc.(b)	18,678
4,146	LogMeIn, Inc.(b)	247,516
1,656	Luxoft Holding, Inc., Class A(b)	95,733
1,825	M/A-Com Technology Solutions Holdings, Inc.(b)	74,624
1,763	Manhattan Associates, Inc.(b)	106,732
14	Marketo, Inc.(b)	308
45,206	Mattson Technology, Inc.(b)	165,002
1,934	MAXIMUS, Inc.	102,309
22,920	MaxLinear, Inc., Class A(b)	383,910
2,914	Methode Electronics, Inc.	86,633
889	Microsemi Corp.(b)	30,039
662	MicroStrategy, Inc., Class A(b)	118,710
625	New Relic, Inc.(b)(c)	16,112
1,018	NIC, Inc.	18,029
1,202	Nimble Storage, Inc.(b)	8,871
1,422	OPOWER,Inc.(b)(c)	11,234
4,636	Paycom Software, Inc.(b)	177,142
1,035	Paylocity Holding Corp.(b)	39,609

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,629	Pegasystems, Inc.	$69,379
216	Proofpoint, Inc.(b)	12,584
4,253	PROS Holdings, Inc.(b)	50,015
960	Q2 Holdings, Inc.(b)	22,954
5,014	Qlik Technologies, Inc.(b)	154,381
2,485	Qualys, Inc.(b)	62,572
5,115	Quotient Technology, Inc.(b)(c)	59,436
1,894	Rambus, Inc.(b)	22,008
9,922	RealPage, Inc.(b)	218,185
1,400	RingCentral, Inc., Class A(b)	26,712
8,206	Rubicon Project, Inc. (The)(b)	158,950
2,393	SPS Commerce, Inc.(b)	121,875
1,330	Stamps.com, Inc.(b)	109,539
2,286	Synaptics, Inc.(b)	163,563
3,026	Synchronoss Technologies, Inc.(b)	94,018
2,557	Tangoe, Inc.(b)	22,553
15,208	TiVo, Inc.(b)	151,776
1	TrueCar, Inc.(b)	7
1,386	Tyler Technologies, Inc.(b)	202,924
2,394	Universal Display Corp.(b)	139,594
839	Varonis Systems, Inc.(b)	16,067
4,992	VASCO Data Security International, Inc.(b)	86,511
931	Violin Memory, Inc.(b)	329
1,571	Virtusa Corp.(b)	55,833
68	Web.com Group, Inc.(b)	1,359
4,455	WebMD Health Corp.(b)	279,507
108	Wix.com Ltd. (Israel)(b)	2,670
1,866	Workiva, Inc., Class A(b)	22,224
859	Zendesk, Inc.(b)	19,413
44,625	Zix Corp.(b)	166,451

		8,353,847

	Materials—3.0%
2,056	Balchem Corp.	126,156
126	Deltic Timber Corp.	7,875
10,499	Ferroglobal PLC	106,985
2,220	Koppers Holdings, Inc.(b)	55,789
4,993	PolyOne Corp.	179,648
3,437	Summit Materials, Inc., Class A(b)	71,833
3,276	Trinseo SA(b)	140,180
2,015	US Concrete, Inc.(b)	124,447

		812,913

	Telecommunication Services—1.3%
5,637	Cogent Communications Group, Inc.	218,152
931	FairPoint Communications, Inc.(b)	12,345
6,339	General Communication, Inc., Class A(b)	107,129

		337,626

	Total Common Stocks and Other Equity Interests (Cost $29,699,724)	26,711,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

April 30, 2016

Number of Shares		Value
	Money Market Fund—0.1%
36,963	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $36,963)	$36,963

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $29,736,687)—100.1%	26,748,816

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.8%
2,079,497	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $2,079,497)	2,079,497

	Total Investments (Cost $31,816,184)—107.9%	28,828,313
	Other assets less liabilities—(7.9)%	(2,109,078)

	Net Assets—100.0%	$26,719,235

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Schedule of Investments(a)

PowerShares Russell 2000 Pure Value Portfolio (PXSV)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—5.2%
25,563	Apollo Education Group, Inc., Class A(b)	$199,391
2,370	Ascent Capital Group, Inc., Series A(b)	35,716
4,155	Barnes & Noble Education, Inc.(b)	38,891
6,525	Barnes & Noble, Inc.	76,669
122,057	bebe stores, Inc.(b)(c)	68,694
89,633	Career Education Corp.(b)	478,640
12,895	DeVry Education Group, Inc.(c)	223,728
1,276	FTD Cos., Inc.(b)	35,486
18,317	Guess?, Inc.	336,117
17,471	Harte-Hanks, Inc.	31,797
88	Haverty Furniture Cos., Inc.	1,643
7,991	International Speedway Corp., Class A	267,619
9,739	New Media Investment Group, Inc.	156,311
19,713	Regis Corp.(b)	269,477
13,421	Ruby Tuesday, Inc.(b)	59,052
1,741	Scholastic Corp.	63,338
19,358	Speedway Motorsports, Inc.	339,152
2,978	Stage Stores, Inc.(c)	21,918
4,839	Stein Mart, Inc.	35,034
7,643	Taylor Morrison Home Corp., Class A(b)	110,059
17,404	Time, Inc.	255,839

		3,104,571

	Consumer Staples—0.3%
1,373	Fresh Del Monte Produce, Inc.	59,396
2,575	Universal Corp.	140,466
190	Weis Markets, Inc.	8,649

		208,511

	Energy—10.2%
12,923	Archrock, Inc.	127,292
3,565	Ardmore Shipping Corp. (Ireland)	33,333
58,527	Bill Barrett Corp.(b)(c)	465,875
68,075	Callon Petroleum Co.(b)	715,468
1,045	CARBO Ceramics, Inc.(c)	15,518
825	Clayton Williams Energy, Inc.(b)(c)	14,957
92,063	Cloud Peak Energy, Inc.(b)(c)	203,459
33,188	Contango Oil & Gas Co.(b)	417,505
9,860	DHT Holdings, Inc.	56,596
10,269	Eclipse Resources Corp.(b)(c)	24,954
5,860	Era Group, Inc.(b)	55,846
44,299	EXCO Resources, Inc.(b)(c)	67,334
6,488	Exterran Corp.(b)	99,266
8,869	Forum Energy Technologies, Inc.(b)	148,467
7,375	Frontline Ltd. (Norway)(c)	60,770
29,760	Gastar Exploration, Inc.(b)	59,222
8,880	Geospace Technologies Corp.(b)	145,277
17,356	Gulfmark Offshore, Inc., Class A(b)(c)	117,674
103,223	Halcon Resources Corp.(b)(c)	125,932
34,001	Helix Energy Solutions Group, Inc.(b)	293,429
17,209	Hornbeck Offshore Services, Inc.(b)(c)	202,034
9,348	Jones Energy, Inc., Class A(b)	44,870
155,542	Key Energy Services, Inc.(b)(c)	82,266
86,169	McDermott International, Inc.(b)	391,207
16,530	North Atlantic Drilling Ltd. (Norway)(b)(c)	62,483
9,706	Oil States International, Inc.(b)	336,216
42,661	Pacific Ethanol, Inc.(b)(c)	201,787

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
95,484	Parker Drilling Co.(b)	$292,181
62	PDC Energy, Inc.(b)	3,893
3,149	Scorpio Tankers, Inc. (Monaco)	19,713
33,455	Seventy Seven Energy, Inc.(b)	6,380
30,109	Ship Finance International Ltd. (Norway)(c)	456,754
35,763	Stone Energy Corp.(b)(c)	35,051
12,468	Tesco Corp.	117,947
59,733	TETRA Technologies, Inc.(b)	430,078
7,537	Tidewater, Inc.	66,024
36,502	W&T Offshore, Inc.(b)(c)	87,970

		6,085,028

	Financials—56.6%
7,762	1st Source Corp.	267,323
16,314	AG Mortgage Investment Trust, Inc. REIT	218,444
5,228	Agree Realty Corp. REIT	202,742
17,580	American Capital Mortgage Investment Corp. REIT	260,711
4,072	American Equity Investment Life Holding Co.	57,008
14,523	Apollo Commercial Real Estate Finance, Inc. REIT	231,351
7,082	Apollo Residential Mortgage, Inc. REIT	96,032
1,176	Argo Group International Holdings Ltd.	64,645
12,327	Arlington Asset Investment Corp., Class A(c)	159,511
13,208	Armada Hoffler Properties, Inc. REIT	154,534
9,113	ARMOUR Residential REIT, Inc. REIT	193,925
26,204	Astoria Financial Corp.	394,108
1,913	BancFirst Corp.	119,314
2,174	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	56,220
13,296	Bancorp, Inc. (The)(b)	75,388
16,026	BankFinancial Corp.	198,081
4,695	Banner Corp.	200,852
18,733	BBCN Bancorp, Inc.	292,609
20,475	Beneficial Bancorp, Inc.(b)	284,398
7,167	Berkshire Hills Bancorp, Inc.	194,512
9,269	Blue Hills Bancorp, Inc.	135,142
12,714	Bluerock Residential Growth REIT, Inc., Class A REIT(c)	139,091
3,641	Boston Private Financial Holdings, Inc.	44,493
7,251	Bryn Mawr Bank Corp.	206,073
29,164	Calamos Asset Management, Inc., Class A	240,311
24,745	Capitol Federal Financial, Inc.	328,861
32,399	Capstead Mortgage Corp. REIT	314,918
14,424	Cash America International, Inc.	533,111
17,462	CatchMark Timber Trust, Inc., Class A REIT	185,272
3,497	Cathay General Bancorp	106,728
7,334	Cedar Realty Trust, Inc. REIT	50,751
3,469	Centerstate Banks, Inc.	56,510
3,725	Central Pacific Financial Corp.	86,942
8,878	Chatham Lodging Trust REIT	189,190
6,418	Chemical Financial Corp.	246,836
4,310	City Holding Co.	211,707
10,148	Clifton Bancorp, Inc.	151,002
20,793	CoBiz Financial, Inc.	251,803
5,759	Colony Capital, Inc., Class A REIT	101,819
6,505	Colony Starwood Homes REIT	158,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,695	Columbia Banking System, Inc.	$49,986
3,293	Community Bank System, Inc.	130,304
6,196	Community Trust Bancorp, Inc.	222,251
28,035	Cousins Properties, Inc. REIT	290,162
7,525	CVB Financial Corp.	129,280
43,372	CYS Investments, Inc. REIT	351,747
8,748	DCT Industrial Trust, Inc. REIT	353,157
23,022	DiamondRock Hospitality Co. REIT	205,126
21,684	Dime Community Bancshares, Inc.	392,697
37,818	Dynex Capital, Inc. REIT	245,817
7,200	Education Realty Trust, Inc. REIT	286,344
15,986	Enterprise Financial Services Corp.	437,537
4,209	EPR Properties REIT	277,289
2,907	EverBank Financial Corp.	43,838
20,765	EZCORP, Inc., Class A(b)	102,787
20,725	F.N.B. Corp.	273,985
4,930	FBL Financial Group, Inc., Class A	298,117
7,956	Federal Agricultural Mortgage Corp., Class C	323,650
3,753	Fidelity & Guaranty Life(c)	99,229
14,086	Fidelity Southern Corp.	227,630
1,189	First American Financial Corp.	42,828
30,856	First BanCorp(b)	120,338
10,721	First Busey Corp.	219,137
315	First Citizens BancShares, Inc., Class A	80,325
7,613	First Defiance Financial Corp.	301,323
9,678	First Financial Bancorp	188,721
5,422	First Financial Corp.	192,101
3,094	First Industrial Realty Trust, Inc. REIT	70,976
5,028	First Interstate BancSystem, Inc., Class A	136,259
16,123	First Merchants Corp.	413,555
807	First Midwest Bancorp, Inc.	14,913
721	First NBC Bank Holding Co.(b)	15,675
24,802	First Potomac Realty Trust REIT	208,585
8,676	FirstMerit Corp.	192,260
21,000	Flagstar Bancorp, Inc.(b)	497,070
18,013	Flushing Financial Corp.	359,359
25,319	Fulton Financial Corp.	354,213
146	Getty Realty Corp. REIT	2,873
823	Glacier Bancorp, Inc.	21,307
6,205	Gladstone Commercial Corp. REIT	104,430
5,822	Government Properties Income Trust REIT	110,152
75,945	Gramercy Property Trust REIT	643,254
9,606	Great Ajax Corp. REIT	130,834
7,027	Great Southern Bancorp, Inc.	266,042
12,626	Great Western Bancorp, Inc.	397,972
1,335	Green Dot Corp., Class A(b)	29,677
5,419	Guaranty Bancorp	88,980
11,053	Hancock Holding Co.	287,046
9,868	Hanmi Financial Corp.	228,148
1,768	Heartland Financial USA, Inc.	59,246
12,005	Hersha Hospitality Trust REIT	231,576
12,910	HomeTrust Bancshares, Inc.(b)	239,481
5,991	Horace Mann Educators Corp.	186,320
243	Hudson Pacific Properties, Inc. REIT	7,108
454	IBERIABANK Corp.	26,781
42,592	Independence Realty Trust, Inc. REIT	305,385

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
5,042	Independent Bank Corp./MA	$237,125
18,926	Independent Bank Corp./MI	286,729
7,725	International Bancshares Corp.	202,318
20,075	Invesco Mortgage Capital, Inc. REIT(d)	257,964
14,871	Investors Real Estate Trust REIT	89,523
23,564	iStar, Inc. REIT(b)	230,927
3,947	James River Group Holdings Ltd.	122,199
11,944	JG Wentworth Co. (The), Class A(b)(c)	13,736
2,336	Kite Realty Group Trust REIT	63,609
28,457	Lakeland Bancorp, Inc.	315,588
1,845	Lakeland Financial Corp.	87,250
2,979	LaSalle Hotel Properties REIT	71,198
16,749	Lexington Realty Trust REIT	147,056
11,669	Mack-Cali Realty Corp. REIT	298,260
10,831	MainSource Financial Group, Inc.	236,657
14,417	MBIA, Inc.(b)	112,453
4,492	Mercantile Bank Corp.	108,347
9,105	Monmouth Real Estate Investment Corp. REIT	104,708
17,220	Monogram Residential Trust, Inc. REIT	174,439
553	National Western Life Group, Inc., Class A	119,835
1,976	Nationstar Mortgage Holdings, Inc.(b)(c)	22,902
184	Navigators Group, Inc. (The)(b)	15,200
14,032	NBT Bancorp, Inc.	397,667
3,419	Nelnet, Inc., Class A	143,290
10,823	NexPoint Residential Trust, Inc. REIT	152,171
20,022	Northwest Bancshares, Inc.	280,708
21,555	OFG Bancorp	190,331
12,084	Old National Bancorp	161,926
14,089	One Liberty Properties, Inc. REIT	329,964
4,693	Oppenheimer Holdings, Inc., Class A	71,709
19,292	Orchid Island Capital, Inc. REIT(c)	186,747
6,503	Pacific Continental Corp.	108,340
324	Park National Corp.	29,743
656	Parkway Properties, Inc. REIT	10,791
17,685	PennyMac Mortgage Investment Trust REIT	240,339
3,545	Peoples Bancorp, Inc.	76,182
15,717	PHH Corp.(b)	201,649
4,273	Piper Jaffray Cos.(b)	178,227
16,657	Preferred Apartment Communities, Inc., Class A REIT	205,547
4,776	Prosperity Bancshares, Inc.	252,030
15,508	Provident Financial Services, Inc.	309,850
13,976	QCR Holdings, Inc.	360,162
18,039	Radian Group, Inc.	230,719
52,540	RAIT Financial Trust REIT	159,722
12,681	Ramco-Gershenson Properties Trust REIT	224,581
459	Redwood Trust, Inc. REIT	5,949
1,787	Resource Capital Corp. REIT(c)	21,230
7,050	Retail Opportunity Investments Corp. REIT	138,674
11,843	Rexford Industrial Realty, Inc. REIT	222,293
300	RMR Group, Inc. (The), Class A	7,476
6,432	S&T Bancorp, Inc.	165,109
18	Safety Insurance Group, Inc.	1,019
6,228	Sandy Spring Bancorp, Inc.	178,059
13,856	Select Income REIT	320,766
4,552	Selective Insurance Group, Inc.	158,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
5,201	Silver Bay Realty Trust Corp. REIT	$75,935
9,422	Southside Bancshares, Inc.	275,217
2,292	Stock Yards Bancorp, Inc.	92,689
7,452	STORE Capital Corp. REIT	191,293
6,025	Summit Hotel Properties, Inc. REIT	68,685
6,503	Talmer Bancorp, Inc., Class A	126,158
115	Tejon Ranch Co.(b)	2,590
2,864	Terreno Realty Corp. REIT	65,213
4,009	Tompkins Financial Corp.	261,948
5,392	TowneBank	113,232
10,081	TriCo Bancshares	271,381
27,504	Triumph Bancorp, Inc.(b)	437,039
13,369	TrustCo Bank Corp. NY	85,695
7,610	Trustmark Corp.	186,521
4,363	Umpqua Holdings Corp.	69,066
9,067	Union Bankshares Corp.	239,459
5,786	United Bankshares, Inc.(c)	223,860
1,050	United Community Banks, Inc.	21,137
48,033	United Community Financial Corp.	285,316
11,956	United Development Funding IV REIT(c)	38,259
35,522	Valley National Bancorp	336,038
15,387	Washington Federal, Inc.	373,750
6,568	Washington Trust Bancorp, Inc.	240,586
8,823	Webster Financial Corp.	323,275
8,994	WesBanco, Inc.	288,977
486	Westamerica Bancorp.(c)	23,678
20,648	Western Asset Mortgage Capital Corp. REIT(c)	205,861
23,234	Whitestone REIT	312,033
1,561	Wintrust Financial Corp.	81,203
13,056	WSFS Financial Corp.	445,732

		33,776,797

	Health Care—1.2%
38,821	BioScrip, Inc.(b)(c)	102,487
18,045	Endocyte, Inc.(b)	70,376
108,031	Five Star Quality Care, Inc.(b)	263,596
2,969	Halyard Health, Inc.(b)	83,607
10,027	Invacare Corp.	112,703
3,505	Kindred Healthcare, Inc.	51,734
225	PharMerica Corp.(b)	5,319

		689,822

	Industrials—7.1%
11,160	AAR Corp.	268,286
61,307	ACCO Brands Corp.(b)	584,869
12,624	Aerovironment, Inc.(b)	364,581
10,834	Air Transport Services Group, Inc.(b)	152,651
3,342	Aircastle Ltd.	72,521
3,275	Brady Corp., Class A	86,755
716	CIRCOR International, Inc.	40,418
55,012	Civeo Corp.(b)	83,618
2,529	Columbus McKinnon Corp.	41,754
2,591	Cubic Corp.	107,708
15,392	Eagle Bulk Shipping, Inc.(b)(c)	12,694
4,951	Ennis, Inc.	96,743
8,438	ESCO Technologies, Inc.	324,694
32,782	Golden Ocean Group Ltd. (Norway)(b)	28,422

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
10,271	Mercury Systems, Inc.(b)	$215,896
17,395	MRC Global, Inc.(b)	243,182
14,390	Navigant Consulting, Inc.(b)	229,664
23,192	Navios Maritime Holdings, Inc. (Monaco)(c)	27,135
4,321	Northwest Pipe Co.(b)	46,624
9,912	Powell Industries, Inc.	308,462
145,504	Safe Bulkers, Inc. (Greece)(c)	180,425
7,766	Tetra Tech, Inc.	228,320
3,703	Veritiv Corp.(b)	151,897
1,412	Viad Corp.	42,007
4,566	VSE Corp.	283,275

		4,222,601

	Information Technology—7.5%
15,387	Acxiom Corp.(b)	338,052
3,729	ADTRAN, Inc.	72,044
66,325	Amkor Technology, Inc.(b)	378,716
24,882	AVX Corp.	328,940
9,891	Black Box Corp.	144,606
48,635	Checkpoint Systems, Inc.(b)	492,186
8,519	Cohu, Inc.	98,480
4,346	Comtech Telecommunications Corp.	105,173
18,871	EMCORE Corp.(b)	107,565
5,924	Fabrinet (Thailand)(b)	189,390
12,007	ManTech International Corp., Class A	405,837
980	MKS Instruments, Inc.	35,143
1,289	MoneyGram International, Inc.(b)	7,927
419	Multi-Fineline Electronix, Inc.(b)	9,637
61,185	Oclaro, Inc.(b)(c)	308,984
1,239	Photronics, Inc.(b)	13,109
6,203	QLogic Corp.(b)	81,197
15,706	QuinStreet, Inc.(b)	55,285
15,131	Sanmina Corp.(b)	357,848
75,990	SeaChange International, Inc.(b)	283,443
18,033	Sonus Networks, Inc.(b)	148,953
2,195	TTM Technologies, Inc.(b)	14,311
65,208	Ultra Clean Holdings, Inc.(b)	371,034
12,031	Vishay Intertechnology, Inc.	146,297

		4,494,157

	Materials—0.1%
602	Greif, Inc., Class A	20,889
2,658	TimkenSteel Corp.	33,863

		54,752

	Telecommunication Services—2.0%
1,647	Atlantic Tele-Network, Inc.	118,436
20,679	Hawaiian Telcom Holdco, Inc.(b)	476,237
16,867	Iridium Communications, Inc.(b)(c)	136,117
26,440	Leap Wireless Corp.(b)	66,629
22,247	Spok Holdings, Inc.	377,976

		1,175,395

	Utilities—9.7%
2,427	Abengoa Yield PLC (Spain)(c)	43,759
7,703	ALLETE, Inc.	432,832
12,877	Avista Corp.	515,981
7,953	Black Hills Corp.	481,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
3,637	California Water Service Group	$101,581
6,525	Dynegy, Inc.(b)	115,036
6,174	El Paso Electric Co.	278,447
12,792	Empire District Electric Co. (The)	430,707
3,294	IDACORP, Inc.	239,573
7,815	Northwest Natural Gas Co.	402,785
2,134	NorthWestern Corp.	121,297
9,377	ONE Gas, Inc.	548,273
3,003	Otter Tail Corp.	86,847
6,807	PNM Resources, Inc.	215,646
14,804	Portland General Electric Co.	588,015
1,237	SJW Corp.	42,565
8,373	South Jersey Industries, Inc.	233,690
1,367	Southwest Gas Corp.	88,732
6,792	Spire, Inc.	434,416
10,300	Unitil Corp.	407,056

		5,809,110

	Total Common Stocks and Other Equity Interests (Cost $64,842,813)	59,620,744

	Money Market Fund—0.1%
60,661	Invesco Premier Portfolio—Institutional Class, 0.39%(e) (Cost $60,661)	60,661

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $64,903,474)—100.0%	59,681,405

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.0%
2,983,531	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(e)(f) (Cost $2,983,531)	2,983,531

	Total Investments (Cost $67,887,005)—105.0%	62,664,936
	Other assets less liabilities—(5.0)%	(2,997,321)

	Net Assets—100.0%	$59,667,615

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Schedule of Investments(a)

PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.0%
707	Aaron’s, Inc.	$18,530
107	Advance Auto Parts, Inc.	16,703
269	AMC Networks, Inc., Class A(b)	17,547
530	Aramark	17,760
366	AutoNation, Inc.(b)	18,538
23	AutoZone, Inc.(b)	17,600
351	Bed Bath & Beyond, Inc.(b)	16,574
550	Best Buy Co., Inc.	17,644
465	BorgWarner, Inc.	16,703
377	Brinker International, Inc.	17,463
366	Brunswick Corp.	17,579
366	Cabela’s, Inc.(b)	19,087
40	Cable One, Inc.	18,358
523	Cablevision Systems Corp., Class A	17,463
354	CarMax, Inc.(b)	18,744
167	Carter’s, Inc.	17,814
87	Charter Communications, Inc., Class A(b)	18,465
39	Chipotle Mexican Grill, Inc.(b)	16,418
332	Choice Hotels International, Inc.	16,819
483	Cinemark Holdings, Inc.	16,736
3,882	Clear Channel Outdoor Holdings, Inc., Class A	19,837
444	Coach, Inc.	17,880
451	CST Brands, Inc.	17,034
579	D.R. Horton, Inc.	17,405
259	Darden Restaurants, Inc.	16,123
239	Delphi Automotive PLC (United Kingdom)	17,598
366	Dick’s Sporting Goods, Inc.	16,960
205	Dillard’s, Inc., Class A	14,442
612	Discovery Communications, Inc., Class A(b)	16,714
200	Dollar General Corp.	16,382
213	Dollar Tree, Inc.(b)	16,978
134	Domino’s Pizza, Inc.	16,198
641	DSW, Inc., Class A	15,749
373	Dunkin’ Brands Group, Inc.	17,345
162	Expedia, Inc., Class A	18,755
1,098	Extended Stay America, Inc.	17,184
265	Foot Locker, Inc.	16,282
391	Fossil Group, Inc.(b)	15,836
574	GameStop Corp., Class A	18,827
595	Gap, Inc. (The)	13,792
442	Garmin Ltd.	18,842
1,119	Gentex Corp.	17,949
176	Genuine Parts Co.	16,891
2,365	GNC Holdings, Inc., Class A	57,611
540	Goodyear Tire & Rubber Co. (The)	15,644
1,502	GoPro, Inc., Class A(b)	18,985
36	Graham Holdings Co., Class B	17,155
6,959	Groupon, Inc.(b)	25,192
654	H&R Block, Inc.	13,237
610	Hanesbrands, Inc.	17,708
357	Harley-Davidson, Inc.	17,075
203	Harman International Industries, Inc.	15,582
222	Hasbro, Inc.	18,790
775	Hilton Worldwide Holdings, Inc.	17,089
366	Hyatt Hotels Corp., Class A(b)	17,524
963	International Game Technology PLC	16,698

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
786	Interpublic Group of Cos., Inc. (The)	$18,031
1,540	J.C. Penney Co., Inc.(b)	14,291
357	John Wiley & Sons, Inc., Class A	17,704
704	Kate Spade & Co.(b)	18,114
369	Kohl’s Corp.	16,347
199	L Brands, Inc.	15,580
157	Lear Corp.	18,075
363	Leggett & Platt, Inc.	17,892
370	Lennar Corp., Class A	16,765
46	Liberty Braves Group, Class C(b)	686
304	Liberty Broadband Corp., Class C(b)	17,404
697	Liberty Interactive Corp. QVC Group, Series A(b)	18,261
115	Liberty Media Group, Class C(b)	2,070
461	Liberty SiriusXM Group, Class C(b)	14,761
451	Liberty Ventures, Series A(b)	18,040
798	Lions Gate Entertainment Corp.	17,716
765	Live Nation Entertainment, Inc.(b)	16,432
564	LKQ Corp.(b)	18,076
285	Lululemon Athletica, Inc.(b)	18,682
390	Macy’s, Inc.	15,440
105	Madison Square Garden Co. (The), Class A(b)	16,483
430	Marriott International, Inc., Class A	30,139
534	Mattel, Inc.	16,602
845	MGM Resorts International(b)	17,999
307	Michael Kors Holdings Ltd.(b)	15,860
635	Michaels Cos., Inc. (The)(b)	18,053
91	Mohawk Industries, Inc.(b)	17,529
1,029	MSG Networks, Inc., Class A(b)	17,586
279	Murphy USA, Inc.(b)	16,020
663	Newell Brands, Inc.	30,193
1,344	News Corp., Class A	16,692
305	Nordstrom, Inc.	15,595
336	Norwegian Cruise Line Holdings Ltd.(b)	16,427
10	NVR, Inc.(b)	16,613
2,322	Office Depot, Inc.(b)	13,653
210	Omnicom Group, Inc.	17,424
68	O’Reilly Automotive, Inc.(b)	17,862
84	Panera Bread Co., Class A(b)	18,017
453	Penske Automotive Group, Inc.	17,726
175	Polaris Industries, Inc.	17,129
954	PulteGroup, Inc.	17,544
179	PVH Corp.	17,112
179	Ralph Lauren Corp., Class A	16,685
815	Regal Entertainment Group, Class A	16,993
300	Ross Stores, Inc.	17,034
229	Royal Caribbean Cruises Ltd.	17,725
539	Sally Beauty Holdings, Inc.(b)	16,925
267	Scripps Networks Interactive, Inc., Class A	16,647
1,170	Sears Holdings Corp.(b)	19,159
750	Service Corp. International	20,003
478	ServiceMaster Global Holdings, Inc.(b)	18,317
140	Signet Jewelers Ltd.	15,198
4,417	Sirius XM Holdings, Inc.(b)	17,447
315	Six Flags Entertainment Corp.	18,916
561	Skechers U.S.A., Inc., Class A(b)	18,541
1,585	Staples, Inc.	16,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
656	Starz, Class A(b)	$17,850
735	TEGNA, Inc.	17,170
291	Tempur Sealy International, Inc.(b)	17,655
280	Thor Industries, Inc.	17,926
243	Tiffany & Co.	17,338
602	Toll Brothers, Inc.(b)	16,435
771	TopBuild Corp.(b)	24,071
193	Tractor Supply Co.	18,269
462	Tribune Media Co., Class A	17,810
276	TripAdvisor, Inc., Class A(b)	17,827
306	Tupperware Brands Corp.	17,769
97	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	20,203
209	Under Armour, Inc., Class A(b)	9,183
209	Under Armour, Inc., Class C(b)	8,527
535	Urban Outfitters, Inc.(b)	16,221
337	Vista Outdoor, Inc.(b)	16,169
220	Visteon Corp.	17,527
1,627	Wendy’s Co. (The)	17,669
98	Whirlpool Corp.	17,066
318	Williams-Sonoma, Inc.	18,692
232	Wyndham Worldwide Corp.	16,460
186	Wynn Resorts Ltd.	16,424

		2,340,481

	Consumer Staples—10.8%
3,722	Avon Products, Inc.	17,531
2,917	Blue Buffalo Pet Products, Inc.(b)	72,225
748	Brown-Forman Corp., Class B	72,047
1,285	Bunge Ltd.	80,313
1,138	Campbell Soup Co.	70,226
783	Church & Dwight Co., Inc.	72,584
565	Clorox Co. (The)	70,755
1,438	Coca-Cola Enterprises, Inc.	75,466
1,626	ConAgra Foods, Inc.	72,455
473	Constellation Brands, Inc., Class A	73,816
637	Coty, Inc., Class A	19,365
797	Dr Pepper Snapple Group, Inc.	72,455
900	Edgewell Personal Care Co.	73,863
1,817	Energizer Holdings, Inc.	79,021
3,848	Flowers Foods, Inc.	73,728
1,787	Hain Celestial Group, Inc. (The)(b)	74,804
1,187	Herbalife Ltd.(b)	68,787
797	Hershey Co. (The)	74,209
1,645	Hormel Foods Corp.	63,415
681	Ingredion, Inc.	78,376
545	JM Smucker Co. (The)	69,204
952	Kellogg Co.	73,123
739	McCormick & Co., Inc.	69,303
871	Mead Johnson Nutrition Co.	75,908
755	Molson Coors Brewing Co., Class B	72,201
543	Monster Beverage Corp.(b)	78,312
1,907	Nu Skin Enterprises, Inc., Class A	77,748
2,958	Pilgrim’s Pride Corp.(b)	79,600
1,614	Pinnacle Foods, Inc.	68,740
8,887	Rite Aid Corp.(b)	71,540
675	Spectrum Brands Holdings, Inc.	76,680
2,502	Sprouts Farmers Market, Inc.(b)	70,231

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
1,557	Sysco Corp.	$71,731
1,070	Tyson Foods, Inc., Class A	70,427
1,820	WhiteWave Foods Co. (The)(b)	73,182
2,251	Whole Foods Market, Inc.	65,459

		2,518,830

	Energy—11.8%
1,564	Antero Resources Corp.(b)	44,261
1,749	Cabot Oil & Gas Corp.	40,927
33,319	California Resources Corp.	73,302
1,162	Cheniere Energy, Inc.(b)	45,179
9,540	Chesapeake Energy Corp.	65,540
404	Cimarex Energy Co.	43,987
13,353	Cobalt International Energy, Inc.(b)	43,130
1,542	Columbia Pipeline Group, Inc.	39,506
385	Concho Resources, Inc.(b)	44,725
3,534	CONSOL Energy, Inc.	53,187
1,356	Continental Resources, Inc.(b)	50,525
1,487	CVR Energy, Inc.	36,104
17,331	Denbury Resources, Inc.	66,898
1,708	Diamond Offshore Drilling, Inc.	41,436
505	Diamondback Energy, Inc.(b)	43,723
647	Dril-Quip, Inc.(b)	41,939
1,147	Energen Corp.	48,736
3,600	Ensco PLC, Class A	43,056
7,552	EP Energy Corp., Class A(b)	37,080
591	EQT Corp.	41,429
1,438	FMC Technologies, Inc.(b)	43,845
2,379	Frank’s International NV	39,610
2,153	Golar LNG Ltd. (Bermuda)	35,697
1,412	Gulfport Energy Corp.(b)	44,196
661	Helmerich & Payne, Inc.	43,705
759	Hess Corp.	45,252
1,081	HollyFrontier Corp.	38,484
6,891	Kosmos Energy Ltd.(b)	44,654
5,137	Laredo Petroleum, Inc.(b)	62,569
3,798	Marathon Oil Corp.	53,514
4,037	Memorial Resource Development Corp.(b)	52,804
1,602	Murphy Oil Corp.	57,255
4,446	Nabors Industries Ltd.	43,571
1,226	National Oilwell Varco, Inc.	44,185
1,211	Newfield Exploration Co.(b)	43,899
3,600	Noble Corp. PLC (United Kingdom)	40,428
1,300	Noble Energy, Inc.	46,943
1,171	Oceaneering International, Inc.	42,917
1,362	ONEOK, Inc.	49,236
2,304	Patterson-UTI Energy, Inc.	45,504
1,186	PBF Energy, Inc., Class A	38,165
281	Pioneer Natural Resources Co.	46,674
2,919	QEP Resources, Inc.	52,338
1,212	Range Resources Corp.	53,461
2,994	Rice Energy, Inc.(b)	51,826
2,452	Rowan Cos. PLC, Class A	46,122
2,799	RPC, Inc.	42,321
11,485	Seadrill Ltd. (United Kingdom)(b)(c)	54,898
2,179	SM Energy Co.	67,898
5,202	Southwestern Energy Co.(b)	69,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
3,029	Superior Energy Services, Inc.	$51,069
1,377	Targa Resources Corp.	55,713
2,651	Teekay Corp. (Bermuda)	29,691
428	Tesoro Corp.	34,107
5,258	Weatherford International PLC(b)	42,748
5,397	Whiting Petroleum Corp.(b)	64,764
810	World Fuel Services Corp.	37,851
6,078	WPX Energy, Inc.(b)	58,713

		2,761,160

	Financials—10.0%
82	Affiliated Managers Group, Inc.(b)	13,966
138	Alexandria Real Estate Equities, Inc. REIT	12,827
28	Alleghany Corp.(b)	14,596
346	Allied World Assurance Co. Holdings AG	12,311
678	Ally Financial, Inc.(b)	12,075
270	American Campus Communities, Inc. REIT	12,082
665	American Capital Agency Corp. REIT	12,216
175	American Financial Group, Inc.	12,094
792	American Homes 4 Rent, Class A REIT	12,529
108	American National Insurance Co.	12,541
132	Ameriprise Financial, Inc.	12,659
478	AmTrust Financial Services, Inc.	11,878
1,186	Annaly Capital Management, Inc. REIT	12,358
121	Aon PLC	12,720
304	Apartment Investment & Management Co., Class A REIT	12,178
634	Apple Hospitality REIT, Inc. REIT	12,002
176	Arch Capital Group Ltd. (Bermuda)(b)	12,406
282	Arthur J. Gallagher & Co.	12,983
422	Artisan Partners Asset Management, Inc., Class A	13,635
259	Aspen Insurance Holdings Ltd. (Bermuda)	12,005
684	Associated Banc-Corp.	12,476
159	Assurant, Inc.	13,447
495	Assured Guaranty Ltd.	12,806
66	AvalonBay Communities, Inc. REIT	11,668
224	Axis Capital Holdings Ltd.	11,932
182	Bank of Hawaii Corp.	12,451
358	BankUnited, Inc.	12,351
217	BOK Financial Corp.	13,059
99	Boston Properties, Inc. REIT	12,757
901	Brandywine Realty Trust REIT	13,470
499	Brixmor Property Group, Inc. REIT	12,600
349	Brown & Brown, Inc.	12,253
150	Camden Property Trust REIT	12,109
521	Care Capital Properties, Inc. REIT	13,895
1,089	CBL & Associates Properties, Inc. REIT	12,719
190	CBOE Holdings, Inc.	11,772
438	CBRE Group, Inc., Class A(b)	12,978
898	Chimera Investment Corp. REIT	12,752
189	Cincinnati Financial Corp.	12,476
380	CIT Group, Inc.	13,137
577	Citizens Financial Group, Inc.	13,184
386	CNA Financial Corp.	12,198
582	Columbia Property Trust, Inc. REIT	12,979
319	Comerica, Inc.	14,164

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
277	Commerce Bancshares, Inc.	$12,969
570	Communications Sales & Leasing, Inc. REIT(b)	13,241
478	Corporate Office Properties Trust REIT	12,275
384	Corrections Corp. of America REIT	11,681
68	Credit Acceptance Corp.(b)(c)	13,346
144	Crown Castle International Corp. REIT	12,511
218	Cullen/Frost Bankers, Inc.	13,950
727	DDR Corp. REIT	12,722
142	Digital Realty Trust, Inc. REIT	12,493
417	Douglas Emmett, Inc. REIT	13,532
564	Duke Realty Corp. REIT	12,335
506	E*TRADE Financial Corp.(b)	12,741
379	East West Bancorp, Inc.	14,209
381	Eaton Vance Corp.	13,156
714	Empire State Realty Trust, Inc., Class A REIT	13,216
189	Endurance Specialty Holdings Ltd.	12,092
42	Equinix, Inc. REIT	13,875
446	Equity Commonwealth REIT(b)	12,448
174	Equity LifeStyle Properties, Inc. REIT	11,917
134	Erie Indemnity Co., Class A	12,648
54	Essex Property Trust, Inc. REIT	11,904
64	Everest Re Group Ltd.	11,834
136	Extra Space Storage, Inc. REIT	11,553
82	FactSet Research Systems, Inc.	12,361
80	Federal Realty Investment Trust REIT	12,166
437	Federated Investors, Inc., Class B	13,809
723	Fifth Third Bancorp	13,238
945	First Horizon National Corp.	13,306
1,261	First Niagara Financial Group, Inc.	13,316
185	First Republic Bank	13,009
375	FNF Group	11,962
592	Forest City Realty Trust, Inc., Class A REIT	12,302
677	Four Corners Property Trust, Inc. REIT	12,017
413	Gaming and Leisure Properties, Inc. REIT	13,542
427	General Growth Properties, Inc. REIT	11,969
4,590	Genworth Financial, Inc., Class A(b)	15,744
138	Hanover Insurance Group, Inc. (The)	11,835
268	Hartford Financial Services Group, Inc. (The)	11,894
384	HCP, Inc. REIT	12,991
430	Healthcare Trust of America, Inc., Class A REIT	12,423
482	Hospitality Properties Trust REIT	12,334
756	Host Hotels & Resorts, Inc. REIT	11,960
124	Howard Hughes Corp. (The)(b)	13,041
1,296	Huntington Bancshares, Inc.	13,038
320	Interactive Brokers Group, Inc., Class A	12,160
53	Intercontinental Exchange, Inc.	12,722
405	Invesco Ltd.(d)	12,559
373	Iron Mountain, Inc. REIT	13,626
107	Jones Lang LaSalle, Inc.	12,323
1,105	KeyCorp	13,580
208	Kilroy Realty Corp. REIT	13,480
441	Kimco Realty Corp. REIT	12,401
288	Lamar Advertising Co., Class A REIT	17,867
323	Lazard Ltd., Class A	11,644
362	Legg Mason, Inc.	11,624
1,598	LendingClub Corp.(b)	12,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
778	Leucadia National Corp.	$12,977
379	Liberty Property Trust REIT	13,227
310	Lincoln National Corp.	13,469
322	Loews Corp.	12,777
515	LPL Financial Holdings, Inc.	13,596
111	M&T Bank Corp.	13,133
157	Macerich Co. (The) REIT	11,945
14	Markel Corp.(b)	12,588
223	Mercury General Corp.	11,797
1,868	MFA Financial, Inc. REIT	12,908
125	Mid-America Apartment Communities, Inc. REIT	11,964
133	Moody’s Corp.	12,731
143	Morningstar, Inc.	11,898
173	MSCI, Inc.	13,138
191	Nasdaq, Inc.	11,787
269	National Retail Properties, Inc. REIT	11,771
1,046	Navient Corp.	14,299
791	New York Community Bancorp, Inc.	11,889
190	Northern Trust Corp.	13,505
1,112	NorthStar Asset Management Group, Inc.	13,833
1,122	NorthStar Realty Europe Corp. REIT	13,385
987	NorthStar Realty Finance Corp. REIT	12,624
680	Old Republic International Corp.	12,573
360	OMEGA Healthcare Investors, Inc. REIT	12,157
474	OneMain Holdings, Inc.(b)	15,083
849	Outfront Media, Inc. REIT	18,415
331	PacWest Bancorp	13,233
788	Paramount Group, Inc. REIT	13,160
779	People’s United Financial, Inc.	12,074
623	Piedmont Office Realty Trust, Inc., Class A REIT	12,404
439	Popular, Inc.	13,047
210	Post Properties, Inc. REIT	12,046
314	Principal Financial Group, Inc.	13,401
245	ProAssurance Corp.	11,694
353	Progressive Corp. (The)	11,508
287	Prologis, Inc. REIT	13,033
262	Raymond James Financial, Inc.	13,669
517	Rayonier, Inc. REIT	12,760
361	Realogy Holdings Corp.(b)	12,902
198	Realty Income Corp. REIT	11,722
166	Regency Centers Corp. REIT	12,234
1,534	Regions Financial Corp.	14,389
128	Reinsurance Group of America, Inc.	12,188
104	RenaissanceRe Holdings Ltd. (Bermuda)	11,535
805	Retail Properties of America, Inc., Class A REIT	12,872
126	S&P Global, Inc.	13,463
1,391	Santander Consumer USA Holdings, Inc.(b)	18,319
295	SEI Investments Co.	14,184
714	Senior Housing Properties Trust REIT	12,552
90	Signature Bank(b)	12,405
131	SL Green Realty Corp. REIT	13,765
1,945	SLM Corp.(b)	13,168
1,114	Spirit Realty Capital, Inc. REIT	12,733
644	Starwood Property Trust, Inc. REIT	12,468
336	SunTrust Banks, Inc.	14,025
124	SVB Financial Group(b)	12,931

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
435	Synchrony Financial(b)	$13,298
425	Synovus Financial Corp.	13,243
170	T. Rowe Price Group, Inc.	12,799
350	Tanger Factory Outlet Centers, Inc. REIT	12,278
177	Taubman Centers, Inc. REIT	12,293
1,006	TCF Financial Corp.	13,722
397	TD Ameritrade Holding Corp.	11,842
709	TFS Financial Corp.	12,691
227	Torchmark Corp.	13,141
1,566	Two Harbors Investment Corp. REIT	12,262
330	UDR, Inc. REIT	11,524
395	Unum Group	13,513
266	Validus Holdings Ltd.	12,260
199	Ventas, Inc. REIT	12,362
1,400	VEREIT, Inc. REIT	12,432
134	Vornado Realty Trust REIT	12,828
405	Voya Financial, Inc.	13,150
227	W.R. Berkley Corp.	12,712
550	Waddell & Reed Financial, Inc., Class A	11,187
333	Weingarten Realty Investors REIT	12,294
183	Welltower, Inc. REIT	12,704
403	Weyerhaeuser Co. REIT	12,944
16	White Mountains Insurance Group Ltd.	13,280
200	WP Carey, Inc. REIT	12,218
1,352	WP GLIMCHER, Inc. REIT	14,182
335	XL Group PLC	10,965
499	Zions Bancorporation	13,732

		2,346,418

	Health Care—11.8%
679	Acadia Healthcare Co., Inc.(b)	42,906
919	Agilent Technologies, Inc.	37,605
1,004	Agios Pharmaceuticals, Inc.(b)	49,146
1,562	Akorn, Inc.(b)	39,753
721	Alere, Inc.(b)	28,119
516	Align Technology, Inc.(b)	37,250
1,202	Alkermes PLC(b)	47,780
2,989	Allscripts Healthcare Solutions, Inc.(b)	40,053
618	Alnylam Pharmaceuticals, Inc.(b)	41,431
420	AmerisourceBergen Corp.	35,742
275	athenahealth, Inc.(b)	36,657
460	BioMarin Pharmaceutical, Inc.(b)	38,953
275	Bio-Rad Laboratories, Inc., Class A(b)	39,009
390	Bio-Techne Corp.	36,340
913	Bluebird Bio, Inc.(b)	40,492
2,013	Boston Scientific Corp.(b)	44,125
2,406	Brookdale Senior Living, Inc.(b)	44,415
1,326	Bruker Corp.	37,526
189	C.R. Bard, Inc.	40,100
582	Centene Corp.(b)	36,061
704	Cerner Corp.(b)	39,523
490	Charles River Laboratories International, Inc.(b)	38,842
2,134	Community Health Systems, Inc.(b)	40,717
243	Cooper Cos., Inc. (The)	37,198
508	DaVita HealthCare Partners, Inc.(b)	37,541
602	Dentsply Sirona, Inc.	35,879
611	DexCom, Inc.(b)	39,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
419	Edwards Lifesciences Corp.(b)	$44,502
1,285	Endo International PLC(b)	34,695
1,830	Envision Healthcare Holdings, Inc.(b)	41,413
215	Henry Schein, Inc.(b)	36,270
747	Hill-Rom Holdings, Inc.	36,117
1,050	Hologic, Inc.(b)	35,269
479	IDEXX Laboratories, Inc.(b)	40,404
1,056	IMS Health Holdings, Inc.(b)	28,132
531	Incyte Corp.(b)	38,375
1,482	Inovalon Holdings, Inc., Class A(b)	25,342
292	Intercept Pharmaceuticals, Inc.(b)	44,016
1,051	Intrexon Corp.(b)	28,093
65	Intuitive Surgical, Inc.(b)	40,713
948	Ionis Pharmaceuticals, Inc.(b)	38,840
311	Jazz Pharmaceuticals PLC(b)	46,868
1,009	Juno Therapeutics, Inc.(b)	42,469
318	Laboratory Corp. of America Holdings(b)	39,852
549	LifePoint Health, Inc.(b)	37,090
616	Mallinckrodt PLC(b)	38,512
881	Medivation, Inc.(b)	50,922
559	MEDNAX, Inc.(b)	39,851
66	Mettler-Toledo International, Inc.(b)	23,625
3,255	OPKO Health, Inc.(b)	34,991
810	Patterson Cos., Inc.	35,113
752	PerkinElmer, Inc.	37,916
285	Perrigo Co. PLC	27,551
1,126	Premier, Inc., Class A(b)	38,070
1,026	Puma Biotechnology, Inc.(b)	31,488
1,677	QIAGEN NV(b)	37,665
516	Quest Diagnostics, Inc.	38,788
570	Quintiles Transnational Holdings, Inc.(b)	39,370
649	ResMed, Inc.	36,214
1,080	Seattle Genetics, Inc.(b)	38,318
688	St. Jude Medical, Inc.	52,426
234	Teleflex, Inc.	36,453
1,297	Tenet Healthcare Corp.(b)	41,102
335	United Therapeutics Corp.(b)	35,242
305	Universal Health Services, Inc., Class B	40,772
466	Varian Medical Systems, Inc.(b)	37,830
646	VCA, Inc.(b)	40,679
1,502	Veeva Systems, Inc., Class A(b)	41,320
1,403	VWR Corp.(b)	37,376
173	Waters Corp.(b)	22,518
348	Zimmer Biomet Holdings, Inc.	40,288
861	Zoetis, Inc.	40,493

		2,755,852

	Industrials—12.6%
298	A.O. Smith Corp.	23,012
191	Acuity Brands, Inc.	46,583
735	AECOM(b)	23,880
443	AGCO Corp.	23,687
727	Air Lease Corp.	22,159
275	Alaska Air Group, Inc.	19,368
354	Allegion PLC	23,169
843	Allison Transmission Holdings, Inc.	24,287
51	AMERCO	17,952

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
456	AMETEK, Inc.	$21,929
449	Armstrong Flooring, Inc.(b)	6,537
897	Armstrong World Industries, Inc.(b)	36,607
671	Avis Budget Group, Inc.(b)	16,842
486	B/E Aerospace, Inc.	23,634
1,079	Babcock & Wilcox Enterprises, Inc.(b)	24,655
665	BWX Technologies, Inc.	22,204
304	C.H. Robinson Worldwide, Inc.	21,575
230	Carlisle Cos., Inc.	23,437
607	Chicago Bridge & Iron Co. NV	24,432
253	Cintas Corp.	22,714
469	Clean Harbors, Inc.(b)	23,169
793	Colfax Corp.(b)	25,717
338	Copa Holdings SA, Class A (Panama)	21,548
556	Copart, Inc.(b)	23,819
1,349	Covanta Holding Corp.	21,935
422	Crane Co.	23,451
695	Donaldson Co., Inc.	22,713
350	Dover Corp.	22,995
122	Dun & Bradstreet Corp. (The)	13,470
110	Equifax, Inc.	13,227
461	Expeditors International of Washington, Inc.	22,870
848	Fastenal Co.	39,678
511	Flowserve Corp.	24,942
416	Fluor Corp.	22,739
314	Fortune Brands Home & Security, Inc.	17,399
486	GATX Corp.	22,327
370	Genesee & Wyoming, Inc., Class A(b)	24,091
275	Graco, Inc.	21,557
690	HD Supply Holdings, Inc.(b)	23,653
1,760	Hertz Global Holdings, Inc.(b)	16,298
942	Hexcel Corp.	42,644
221	Hubbell, Inc.	23,373
163	Huntington Ingalls Industries, Inc.	23,598
272	IDEX Corp.	22,277
184	IHS, Inc., Class A(b)	22,665
672	Ingersoll-Rand PLC	44,043
618	ITT Corp.	23,713
267	J.B. Hunt Transport Services, Inc.	22,129
522	Jacobs Engineering Group, Inc.(b)	23,271
1,080	JetBlue Airways Corp.(b)	21,373
1,436	Joy Global, Inc.	30,587
268	Kansas City Southern	25,393
462	KAR Auction Services, Inc.	17,371
1,490	KBR, Inc.	23,184
1,039	Kennametal, Inc.	24,292
380	Kirby Corp.(b)	24,252
189	L-3 Communications Holdings, Inc.	24,859
342	Landstar System, Inc.	22,418
312	Lennox International, Inc.	42,104
393	Lincoln Electric Holdings, Inc.	24,629
344	Macquarie Infrastructure Corp.	24,214
5,162	Manitowoc Co., Inc. (The)	29,423
1,570	Manitowoc Foodservice, Inc.(b)	23,566
282	ManpowerGroup, Inc.	21,722
1,319	Masco Corp.	40,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
217	Middleby Corp. (The)(b)	$23,792
302	MSC Industrial Direct Co., Inc., Class A	23,405
330	Nielsen Holdings PLC	17,206
297	Nordson Corp.	22,789
2,120	NOW, Inc.(b)	38,287
331	Old Dominion Freight Line, Inc.(b)	21,863
263	Orbital ATK, Inc.	22,881
555	Oshkosh Corp.	27,112
868	Owens Corning	39,989
417	PACCAR, Inc.	24,565
204	Parker-Hannifin Corp.	23,668
426	Pentair PLC (United Kingdom)	24,742
1,072	Pitney Bowes, Inc.	22,480
1,007	Quanta Services, Inc.(b)	23,886
1,407	R.R. Donnelley & Sons Co.	24,482
362	Regal Beloit Corp.	23,320
464	Republic Services, Inc.	21,840
506	Robert Half International, Inc.	19,385
200	Rockwell Automation, Inc.	22,694
244	Rockwell Collins, Inc.	21,518
838	Rollins, Inc.	22,517
124	Roper Technologies, Inc.	21,835
351	Ryder System, Inc.	24,191
142	Snap-on, Inc.	22,618
1,830	SolarCity Corp.(b)	55,486
512	Southwest Airlines Co.	22,840
481	Spirit AeroSystems Holdings, Inc., Class A(b)	22,679
476	Spirit Airlines, Inc.(b)	20,911
1,588	SPX Corp.	25,567
898	SPX FLOW, Inc.(b)	26,904
216	Stanley Black & Decker, Inc.	24,175
181	Stericycle, Inc.(b)	17,296
891	Terex Corp.	21,286
623	Textron, Inc.	24,098
1,276	Timken Co. (The)	45,464
258	Toro Co. (The)	22,304
102	TransDigm Group, Inc.(b)	23,243
462	TransUnion(b)	13,837
1,239	Trinity Industries, Inc.	24,173
740	Triumph Group, Inc.	26,773
620	Tyco International PLC	23,882
388	United Continental Holdings, Inc.(b)	17,774
364	United Rentals, Inc.(b)	24,363
1,732	USG Corp.(b)	46,781
335	Valmont Industries, Inc.	47,027
289	Verisk Analytics, Inc.(b)	22,421
99	W.W. Grainger, Inc.	23,217
165	WABCO Holdings, Inc.(b)	18,506
289	Wabtec Corp.	23,967
351	Waste Connections, Inc.	23,615
310	Watsco, Inc.	41,686
423	WESCO International, Inc.(b)	24,868
563	Xylem, Inc.	23,522

		2,943,597

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology—12.5%
1,800	3D Systems Corp.(b)	$31,842
845	Activision Blizzard, Inc.	29,127
494	Akamai Technologies, Inc.(b)	25,189
58	Alliance Data Systems Corp.(b)	11,792
455	Amdocs Ltd.	25,726
474	Amphenol Corp., Class A	26,463
465	Analog Devices, Inc.	26,189
311	ANSYS, Inc.(b)	28,229
1,344	Applied Materials, Inc.	27,512
460	Arista Networks, Inc.(b)	30,645
1,181	ARRIS International PLC(b)	26,891
434	Arrow Electronics, Inc.(b)	26,951
1,131	Atlassian Corp. PLC, Class A (United Kingdom)(b)	26,205
475	Autodesk, Inc.(b)	28,414
618	Avnet, Inc.	25,412
932	Black Knight Financial Services, Inc., Class A(b)	29,805
759	Booz Allen Hamilton Holding Corp.	20,926
214	Broadridge Financial Solutions, Inc.	12,806
2,647	Brocade Communications Systems, Inc.	25,438
883	CA, Inc.	26,190
1,182	Cadence Design Systems, Inc.(b)	27,411
594	CDK Global, Inc.	28,257
666	CDW Corp.	25,641
354	Citrix Systems, Inc.(b)	28,971
720	Cognex Corp.	25,582
1,026	CommScope Holding, Inc.(b)	31,201
839	Computer Sciences Corp.	27,796
374	CoreLogic, Inc.(b)	13,270
122	CoStar Group, Inc.(b)	24,072
931	Cree, Inc.(b)	22,819
1,050	CSRA, Inc.	27,258
3,189	Cypress Semiconductor Corp.	28,797
652	Dolby Laboratories, Inc., Class A	31,042
250	DST Systems, Inc.	30,170
618	EchoStar Corp., Class A(b)	25,289
420	Electronic Arts, Inc.(b)	25,977
262	F5 Networks, Inc.(b)	27,444
198	Fidelity National Information Services, Inc.	13,028
1,549	FireEye, Inc.(b)	26,875
1,025	First Data Corp., Class A(b)	11,675
564	First Solar, Inc.(b)	31,494
124	Fiserv, Inc.(b)	12,117
1,275	Fitbit, Inc., Class A(b)(c)	23,269
85	FleetCor Technologies, Inc.(b)	13,148
675	FLIR Systems, Inc.	20,392
948	Fortinet, Inc.(b)	30,819
312	Gartner, Inc.(b)	27,197
844	Genpact Ltd.(b)	23,539
206	Global Payments, Inc.	14,869
851	GoDaddy, Inc., Class A(b)	25,845
349	Harris Corp.	27,923
595	IAC/InterActiveCorp.	27,572
749	Ingram Micro, Inc., Class A	26,178
266	Intuit, Inc.	26,837
284	IPG Photonics Corp.(b)	24,614
1,434	Jabil Circuit, Inc.	24,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
149	Jack Henry & Associates, Inc.	$12,073
1,066	Juniper Networks, Inc.	24,944
824	Keysight Technologies, Inc.(b)	21,490
383	KLA-Tencor Corp.	26,787
343	Lam Research Corp.	26,205
550	Leidos Holdings, Inc.	27,286
714	Lexmark International, Inc., Class A	27,560
615	Linear Technology Corp.	27,355
248	LinkedIn Corp., Class A(b)	31,077
1,035	Lumentum Holdings, Inc.(b)	26,186
2,663	Marvell Technology Group Ltd. (Bermuda)	26,577
2,497	Match Group, Inc., Class A(b)	28,466
763	Maxim Integrated Products, Inc.	27,254
643	Microchip Technology, Inc.	31,243
370	Motorola Solutions, Inc.	27,820
764	National Instruments Corp.	21,063
934	NCR Corp.(b)	27,170
1,025	NetApp, Inc.	24,231
410	NetSuite, Inc.(b)	33,226
1,497	Nuance Communications, Inc.(b)	25,718
779	NVIDIA Corp.	27,678
2,885	ON Semiconductor Corp.(b)	27,321
174	Palo Alto Networks, Inc.(b)	26,251
1,799	Pandora Media, Inc.(b)	17,864
414	Paychex, Inc.	21,578
847	PTC, Inc.(b)	30,882
553	Qorvo, Inc.(b)	24,902
1,334	Rackspace Hosting, Inc.(b)	30,509
369	Red Hat, Inc.(b)	27,074
988	Sabre Corp.	28,603
359	SanDisk Corp.	26,972
450	ServiceNow, Inc.(b)	32,166
353	Skyworks Solutions, Inc.	23,587
578	Splunk, Inc.(b)	30,044
921	Square, Inc., Class A(b)(c)	13,714
438	SS&C Technologies Holdings, Inc.	26,784
1,758	SunPower Corp.(b)	35,406
1,470	Symantec Corp.	24,468
570	Synopsys, Inc.(b)	27,086
618	Tableau Software, Inc., Class A(b)	31,951
1,037	Teradata Corp.(b)	26,236
1,290	Teradyne, Inc.	24,394
270	Total System Services, Inc.	13,808
921	Trimble Navigation Ltd.(b)	22,058
1,740	Twitter, Inc.(b)	25,439
149	Ultimate Software Group, Inc. (The)(b)	29,292
234	Vantiv, Inc., Class A(b)	12,762
978	VeriFone Systems, Inc.(b)	27,834
306	VeriSign, Inc.(b)	26,438
4,045	Viavi Solutions, Inc.(b)	26,333
565	Western Digital Corp.	23,089
655	Western Union Co. (The)	13,100
150	WEX, Inc.(b)	14,174
376	Workday, Inc., Class A(b)	28,192
2,105	Xerox Corp.	20,208
577	Xilinx, Inc.	24,857
1,431	Yelp, Inc., Class A(b)	30,051

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
332	Zebra Technologies Corp., Class A(b)	$20,770
511	Zillow Group, Inc., Class A(b)	12,785
551	Zillow Group, Inc., Class C(b)	13,246
12,450	Zynga, Inc., Class A(b)	29,631

		2,918,302

	Materials—9.3%
291	Airgas, Inc.	41,450
663	Albemarle Corp.	43,864
4,243	Alcoa, Inc.	47,394
2,541	Allegheny Technologies, Inc.	41,520
525	AptarGroup, Inc.	39,900
381	Ashland, Inc.	42,520
315	Avery Dennison Corp.	22,872
1,434	Axalta Coating Systems Ltd.(b)	40,826
585	Ball Corp.	41,757
790	Bemis Co., Inc.	39,642
847	Cabot Corp.	41,325
634	Celanese Corp., Series A	44,824
1,295	CF Industries Holdings, Inc.	42,826
574	Compass Minerals International, Inc.	43,027
848	Crown Holdings, Inc.(b)	44,910
1,098	Domtar Corp.	42,427
595	Eagle Materials, Inc.	44,101
565	Eastman Chemical Co.	43,155
1,008	FMC Corp.	43,606
4,060	Freeport-McMoRan, Inc.	56,840
2,050	GCP Applied Technologies, Inc.(b)	45,366
3,226	Graphic Packaging Holding Co.	42,841
3,188	Huntsman Corp.	50,179
362	International Flavors & Fragrances, Inc.	43,248
1,007	International Paper Co.	43,573
268	Martin Marietta Materials, Inc.	45,354
1,472	Mosaic Co. (The)	41,201
106	NewMarket Corp.	43,042
1,602	Newmont Mining Corp.	56,022
879	Nucor Corp.	43,757
2,597	Owens-Illinois, Inc.(b)	47,941
699	Packaging Corp. of America	45,351
4,953	Platform Specialty Products Corp.(b)	51,016
599	Reliance Steel & Aluminum Co.	44,308
832	Royal Gold, Inc.	52,100
885	RPM International, Inc.	44,719
568	Scotts Miracle-Gro Co. (The), Class A	40,203
861	Sealed Air Corp.	40,777
145	Sherwin-Williams Co. (The)	41,660
780	Silgan Holdings, Inc.	39,577
856	Sonoco Products Co.	40,138
1,843	Steel Dynamics, Inc.	46,462
3,946	Tahoe Resources, Inc.	55,757
2,644	United States Steel Corp.	50,527
386	Valspar Corp. (The)	41,182
390	Vulcan Materials Co.	41,976
584	W.R. Grace & Co.(b)	44,781
885	Westlake Chemical Corp.	44,418
1,070	WestRock Co.	44,780

		2,161,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—1.9%
1,858	CenturyLink, Inc.	$57,505
10,884	Frontier Communications Corp.	60,515
1,099	Level 3 Communications, Inc.(b)	57,434
278	SBA Communications Corp., Class A(b)	28,645
17,403	Sprint Corp.(b)	59,692
1,951	Telephone & Data Systems, Inc.	57,691
1,298	United States Cellular Corp.(b)	55,347
2,433	Zayo Group Holdings, Inc.(b)	63,161

		439,990

	Utilities—9.3%
4,919	AES Corp. (The)	54,896
866	AGL Resources, Inc.	57,035
771	Alliant Energy Corp.	54,371
1,141	Ameren Corp.	54,768
859	American Water Works Co., Inc.	62,501
1,777	Aqua America, Inc.	56,260
774	Atmos Energy Corp.	56,154
1,438	Avangrid, Inc.(b)	57,664
4,022	Calpine Corp.(b)	63,467
2,776	CenterPoint Energy, Inc.	59,545
1,348	CMS Energy Corp.	54,837
743	Consolidated Edison, Inc.	55,428
629	DTE Energy Co.	56,082
787	Edison International	55,649
718	Entergy Corp.	53,979
972	Eversource Energy	54,860
1,570	FirstEnergy Corp.	51,166
1,824	Great Plains Energy, Inc.	56,963
1,751	Hawaiian Electric Industries, Inc.	57,240
1,352	ITC Holdings Corp.	59,583
3,056	MDU Resources Group, Inc.	61,303
1,123	National Fuel Gas Co.	62,326
2,449	NiSource, Inc.	55,617
4,403	NRG Energy, Inc.	66,485
1,996	OGE Energy Corp.	59,062
772	Pinnacle West Capital Corp.	56,086
1,554	PPL Corp.	58,492
1,253	Public Service Enterprise Group, Inc.	57,801
2,282	Questar Corp.	57,210
816	SCANA Corp.	56,051
553	Sempra Energy	57,152
2,099	TECO Energy, Inc.	58,289
4,556	TerraForm Power, Inc., Class A	48,658
1,410	UGI Corp.	56,738
1,121	Vectren Corp.	54,761
967	WEC Energy Group, Inc.	56,289
1,175	Westar Energy, Inc.	60,642
1,404	Xcel Energy, Inc.	56,202

		2,171,612

	Total Common Stocks and Other Equity Interests (Cost $25,173,477)	23,357,284

Number of Shares		Value
	Money Market Fund—0.1%
27,078	Invesco Premier Portfolio—Institutional Class, 0.39%(e) (Cost $27,078)	$27,078

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $25,200,555)—100.1%	23,384,362

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.4%
97,802	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(e)(f) (Cost $97,802)	97,802

	Total Investments (Cost $25,298,357)—100.5%	23,482,164
	Other assets less liabilities—(0.5)%	(124,830)

	Net Assets—100.0%	$23,357,334

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Schedule of Investments(a)

PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Consumer Discretionary—26.2%
3,843	Advance Auto Parts, Inc.	$599,892
5,927	CarMax, Inc.(b)	313,835
5,528	Carter’s, Inc.	589,672
2,067	Chipotle Mexican Grill, Inc.(b)	870,145
12,735	Dollar Tree, Inc.(b)	1,015,107
8,606	Expedia, Inc., Class A	996,317
3,946	Extended Stay America, Inc.	61,755
10,372	GoPro, Inc., Class A(b)	131,102
46,885	Groupon, Inc. (b)	169,724
8,471	Hilton Worldwide Holdings, Inc.	186,785
22,183	Lions Gate Entertainment Corp.	492,462
11,242	Lululemon Athletica, Inc.(b)	736,913
1,415	Marriott International, Inc., Class A	99,177
2,370	Nordstrom, Inc.	121,178
569	NVR, Inc.(b)	945,274
4,229	O’Reilly Automotive, Inc.(b)	1,110,874
7,686	Polaris Industries, Inc.	752,306
6,870	Ross Stores, Inc.	390,079
12,037	Scripps Networks Interactive, Inc., Class A	750,507
24,141	Six Flags Entertainment Corp.	1,449,667
18,709	Tempur Sealy International, Inc.(b)	1,135,075
9,746	Tractor Supply Co.	922,556
9,970	TripAdvisor, Inc., Class A(b)	643,962
7,855	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,636,039
14,656	Under Armour, Inc., Class A(b)	643,985
14,656	Under Armour, Inc., Class C(b)	597,965
1,211	Williams-Sonoma, Inc.	71,182
1,827	Wyndham Worldwide Corp.	129,626

		17,563,161

	Consumer Staples—2.5%
1,513	Hain Celestial Group, Inc. (The)(b)	63,334
792	Mead Johnson Nutrition Co.	69,023
7,297	Monster Beverage Corp.(b)	1,052,373
17,120	Sprouts Farmers Market, Inc.(b)	480,559

		1,665,289

	Energy—0.7%
36,961	Memorial Resource Development Corp.(b)	483,450

	Financials—6.4%
1,940	Affiliated Managers Group, Inc.(b)	330,421
21,580	CBRE Group, Inc., Class A(b)	639,415
1,697	Credit Acceptance Corp.(b)(c)	333,070
1,531	Crown Castle International Corp. REIT	133,013
620	Eaton Vance Corp.	21,409
3,719	Equinix, Inc. REIT	1,228,572
5,397	Extra Space Storage, Inc. REIT	458,475
103	FactSet Research Systems, Inc.	15,527
33,452	LendingClub Corp.(b)	264,271
240	Moody’s Corp.	22,973
872	MSCI, Inc.	66,220
30,160	NorthStar Asset Management Group, Inc.	375,190
6,510	SEI Investments Co.	313,001
3,001	Tanger Factory Outlet Centers, Inc. REIT	105,275

		4,306,832

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—18.5%
2,439	Agios Pharmaceuticals, Inc.(b)	$119,389
27,807	Akorn, Inc.(b)	707,688
14,021	Align Technology, Inc.(b)	1,012,176
7,607	AmerisourceBergen Corp.	647,356
1,594	Bluebird Bio, Inc.(b)	70,694
10,657	Centene Corp.(b)	660,308
17,416	Cerner Corp.(b)	977,734
4,743	DexCom, Inc.(b)	305,354
13,353	Edwards Lifesciences Corp.(b)	1,418,222
2,606	Envision Healthcare Holdings, Inc.(b)	58,974
1,900	IDEXX Laboratories, Inc.(b)	160,265
2,542	IMS Health Holdings, Inc.(b)	67,719
4,269	Incyte Corp.(b)	308,520
1,520	Inovalon Holdings, Inc., Class A(b)	25,992
1,220	Intercept Pharmaceuticals, Inc.(b)	183,903
5,513	Intrexon Corp.(b)	147,362
133	Intuitive Surgical, Inc.(b)	83,306
3,736	Ionis Pharmaceuticals, Inc.(b)	153,064
6,821	Jazz Pharmaceuticals PLC(b)	1,027,925
5,854	Juno Therapeutics, Inc.(b)	246,395
3,685	Medivation, Inc.(b)	212,993
1,644	Mettler-Toledo International, Inc.(b)	588,470
36,853	OPKO Health, Inc.(b)	396,170
1,632	Puma Biotechnology, Inc.(b)	50,086
13,673	Seattle Genetics, Inc.(b)	485,118
20,987	Tenet Healthcare Corp.(b)	665,078
6,662	United Therapeutics Corp.(b)	700,842
32,461	Veeva Systems, Inc., Class A(b)	893,002

		12,374,105

	Industrials—12.7%
3,082	Acuity Brands, Inc.	751,669
11,494	Avis Budget Group, Inc.(b)	288,499
1,779	B/E Aerospace, Inc.	86,513
2,032	C.H. Robinson Worldwide, Inc.	144,211
4,517	Cintas Corp.	405,536
12,805	Fastenal Co.	599,146
6,053	J.B. Hunt Transport Services, Inc.	501,673
2,510	Landstar System, Inc.	164,531
8,916	Middleby Corp. (The)(b)	977,550
6,525	Nordson Corp.	500,663
1,343	Old Dominion Freight Line, Inc.(b)	88,705
14,598	Robert Half International, Inc.	559,249
5,288	Spirit Airlines, Inc.(b)	232,302
6,497	Stericycle, Inc.(b)	620,853
4,910	Toro Co. (The)	424,470
6,908	United Rentals, Inc.(b)	462,353
10,976	Verisk Analytics, Inc.(b)	851,518
3,369	WABCO Holdings, Inc.(b)	377,867
1,583	Wabtec Corp.	131,278
2,759	Watsco, Inc.	371,003

		8,539,589

	Information Technology—30.0%
2,329	Alliance Data Systems Corp.(b)	473,509
8,571	Amphenol Corp., Class A	478,519
11,170	Arista Networks, Inc.(b)	744,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Russell Midcap Pure Growth Portfolio (PXMG) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
5,505	CDK Global, Inc.	$261,873
12,957	CDW Corp.	498,844
3,412	Citrix Systems, Inc.(b)	279,238
16,439	Cognex Corp.	584,078
1,962	CoStar Group, Inc.(b)	387,122
7,706	F5 Networks, Inc.(b)	807,204
3,352	FireEye, Inc.(b)	58,157
3,664	Fiserv, Inc.(b)	358,046
7,870	FleetCor Technologies, Inc.(b)	1,217,332
28,687	Fortinet, Inc.(b)	932,614
5,945	Gartner, Inc.(b)	518,226
19,173	Global Payments, Inc.	1,383,907
10,795	GoDaddy, Inc., Class A(b)	327,844
5,797	IPG Photonics Corp.(b)	502,426
2,449	Jack Henry & Associates, Inc.	198,442
3,962	LinkedIn Corp., Class A(b)	496,478
8,199	Microchip Technology, Inc.	398,389
13,695	NetSuite, Inc.(b)	1,109,843
5,217	Palo Alto Networks, Inc.(b)	787,089
22,918	Rackspace Hosting, Inc.(b)	524,135
14,550	Red Hat, Inc.(b)	1,067,534
32,231	Sabre Corp.	933,087
2,967	ServiceNow, Inc.(b)	212,081
10,894	Skyworks Solutions, Inc.	727,937
3,370	Splunk, Inc.(b)	175,173
3,741	Tableau Software, Inc., Class A(b)	193,410
20,254	Twitter, Inc.(b)	296,113
7,525	Ultimate Software Group, Inc. (The)(b)	1,479,340
10,793	Vantiv, Inc., Class A(b)	588,650
9,169	VeriFone Systems, Inc.(b)	260,950
2,877	Workday, Inc., Class A(b)	215,717
2,037	Yelp, Inc., Class A(b)	42,777
9,362	Zebra Technologies Corp., Class A(b)	585,687

		20,105,916

	Materials—3.1%
9,918	Axalta Coating Systems Ltd.(b)	282,365
4,928	Eagle Materials, Inc.	365,263
3,674	Sealed Air Corp.	174,001
1,783	Sherwin-Williams Co. (The)	512,274
6,656	Valspar Corp. (The)	710,129

		2,044,032

	Total Common Stocks and Other Equity Interests (Cost $74,058,266)	67,082,374

	Money Market Fund—0.0%
1,091	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $1,091)	1,091

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $74,059,357)—100.1%	67,083,465

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.3%
196,587	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $196,587)	$196,587

	Total Investments (Cost $74,255,944)—100.4%	67,280,052
	Other assets less liabilities—(0.4)%	(265,058)

	Net Assets—100.0%	$67,014,994

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Schedule of Investments(a)

PowerShares Russell Midcap Pure Value Portfolio (PXMV)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—2.5%
21	Cable One, Inc.	$9,638
21	Graham Holdings Co., Class B	10,007
19,943	J.C. Penney Co., Inc.(b)(c)	185,071
3,222	John Wiley & Sons, Inc., Class A	159,779
44,854	Staples, Inc.	457,511
5,977	Tribune Media Co., Class A	230,413
18,525	Wendy’s Co. (The)	201,182

		1,253,601

	Consumer Staples—1.3%
6,722	Molson Coors Brewing Co., Class B	642,825

	Energy—10.6%
8,556	California Resources Corp.	18,823
5,550	Cheniere Energy, Inc.(c)	215,784
4,626	Columbia Pipeline Group, Inc.	118,518
22,098	CONSOL Energy, Inc.(b)	332,575
25,152	Diamond Offshore Drilling, Inc.	610,187
5,979	Energen Corp.	254,048
5,844	EP Energy Corp., Class A(b)(c)	28,694
13,114	Golar LNG Ltd. (Bermuda)(b)	217,430
11,487	Hess Corp.	684,855
4,944	Laredo Petroleum, Inc.(c)	60,218
26,921	Marathon Oil Corp.	379,317
12,770	Murphy Oil Corp.	456,400
19,541	Newfield Exploration Co.(c)	708,361
47,050	Noble Corp. PLC (United Kingdom)(b)	528,371
20,312	QEP Resources, Inc.	364,194
51,771	Seadrill Ltd. (United Kingdom)(b)(c)	247,465
2,074	Southwestern Energy Co.(c)	27,854
4,136	Weatherford International PLC(c)	33,626
6,019	WPX Energy, Inc.(c)	58,144

		5,344,864

	Financials—41.2%
189	Alexandria Real Estate Equities, Inc. REIT	17,568
25,219	American Capital Agency Corp. REIT	463,273
28,115	American Homes 4 Rent, Class A REIT	444,779
448	American National Insurance Co.	52,022
59,073	Annaly Capital Management, Inc. REIT	615,541
528	Arch Capital Group Ltd. (Bermuda)(c)	37,219
7,842	Associated Banc-Corp.	143,038
257	AvalonBay Communities, Inc. REIT	45,435
1,226	Bank of Hawaii Corp.	83,871
7,582	BOK Financial Corp.(b)	456,285
15,043	Brandywine Realty Trust REIT	224,893
1,324	Camden Property Trust REIT	106,886
22,899	CBL & Associates Properties, Inc. REIT	267,460
10,365	Cincinnati Financial Corp.	684,194
11,132	CIT Group, Inc.	384,833
9,725	CNA Financial Corp.	307,310
11,773	Comerica, Inc.	522,721
9,178	Commerce Bancshares, Inc.	429,714
2,996	Corrections Corp. of America REIT	91,138
2,995	Cullen/Frost Bankers, Inc.	191,650
23,123	DDR Corp. REIT	404,652
17,787	Duke Realty Corp. REIT	389,002

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,845	E*TRADE Financial Corp.(c)	$71,637
2,590	East West Bancorp, Inc.	97,099
7,421	Endurance Specialty Holdings Ltd.	474,796
15,623	Equity Commonwealth REIT(c)	436,038
29,036	Fifth Third Bancorp	531,649
27,623	First Horizon National Corp.	388,932
32,254	First Niagara Financial Group, Inc.	340,602
32,630	Genworth Financial, Inc., Class A(c)	111,921
459	Hartford Financial Services Group, Inc. (The)	20,370
4,870	HCP, Inc. REIT	164,752
20,134	Host Hotels & Resorts, Inc. REIT	318,520
8,482	Liberty Property Trust REIT	296,022
11,293	Loews Corp.	448,106
7,818	M&T Bank Corp.	925,026
404	Macerich Co. (The) REIT	30,736
7,038	Mercury General Corp.	372,310
25,815	MFA Financial, Inc. REIT	178,382
1,481	Mid-America Apartment Communities, Inc. REIT	141,746
11,536	National Retail Properties, Inc. REIT	504,815
7,839	Navient Corp.	107,159
32,041	New York Community Bancorp, Inc.	481,576
5,204	NorthStar Realty Europe Corp. REIT	62,084
15,733	NorthStar Realty Finance Corp. REIT	201,225
12,130	Paramount Group, Inc. REIT	202,571
5,614	Popular, Inc.	166,848
5,545	Principal Financial Group, Inc.	236,661
10,936	ProAssurance Corp.	521,975
14,066	Prologis, Inc. REIT	638,737
14,531	Rayonier, Inc. REIT	358,625
8,685	Realty Income Corp. REIT	514,152
39,412	Regions Financial Corp.	369,685
762	Reinsurance Group of America, Inc.	72,558
4,514	RenaissanceRe Holdings Ltd. (Bermuda)	500,648
13,602	Retail Properties of America, Inc., Class A REIT	217,496
4,308	SL Green Realty Corp. REIT	452,685
18,991	Starwood Property Trust, Inc. REIT	367,666
11,261	SunTrust Banks, Inc.	470,034
7,704	UDR, Inc. REIT	269,024
7,859	Unum Group	268,856
5,487	Validus Holdings Ltd.	252,896
20,134	VEREIT, Inc. REIT	178,790
949	White Mountains Insurance Group Ltd.	787,670
5,078	WP Carey, Inc. REIT	310,215
11,017	WP GLIMCHER, Inc. REIT	115,568
5,627	XL Group PLC	184,172
8,645	Zions Bancorporation	237,910

		20,764,429

	Health Care—0.8%
2,964	Bio-Rad Laboratories, Inc., Class A(c)	420,443

	Industrials—6.5%
3,324	AGCO Corp.	177,734
10,855	Jacobs Engineering Group, Inc.(c)	483,916
16,405	Joy Global, Inc.(b)	349,427
3,537	L-3 Communications Holdings, Inc.	465,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Russell Midcap Pure Value Portfolio (PXMV) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,640	ManpowerGroup, Inc.	$126,329
9,892	Orbital ATK, Inc.	860,604
2,405	Oshkosh Corp.	117,484
6,931	Republic Services, Inc.	326,242
7,207	SPX Corp.	116,033
7,188	SPX FLOW, Inc.(c)	215,352
974	Timken Co. (The)	34,704

		3,273,047

	Information Technology—4.9%
14,130	Brocade Communications Systems, Inc.	135,789
8,942	CA, Inc.	265,220
6,833	Dolby Laboratories, Inc., Class A	325,319
13,678	First Solar, Inc.(c)	763,780
13,199	Lexmark International, Inc., Class A	509,481
5,808	Marvell Technology Group Ltd. (Bermuda)	57,964
42,669	Xerox Corp.	409,622

		2,467,175

	Materials—5.5%
7,218	Albemarle Corp.	477,543
3,001	Allegheny Technologies, Inc.(b)	49,036
9,356	Cabot Corp.	456,479
11,095	Domtar Corp.	428,711
11,422	Freeport-McMoRan, Inc.	159,908
18,971	Newmont Mining Corp.	663,416
28,941	United States Steel Corp.(b)	553,063

		2,788,156

	Telecommunication Services—2.9%
1,205	CenturyLink, Inc.	37,295
91,043	Frontier Communications Corp.(b)	506,199
23,981	Sprint Corp.(b)(c)	82,255
11,252	Telephone & Data Systems, Inc.	332,722
11,410	United States Cellular Corp.(c)	486,522

		1,444,993

	Utilities—23.8%
14,687	AES Corp. (The)	163,907
1,541	AGL Resources, Inc.	101,490
3,477	Alliant Energy Corp.	245,198
12,595	Ameren Corp.	604,560
7,767	Atmos Energy Corp.	563,496
24,024	CenterPoint Energy, Inc.	515,315
4,333	CMS Energy Corp.	176,266
9,646	Consolidated Edison, Inc.	719,592
6,768	DTE Energy Co.	603,435
10,207	Edison International	721,737
5,164	Entergy Corp.	388,230
10,013	Eversource Energy	565,134
16,412	FirstEnergy Corp.	534,867
8,997	Great Plains Energy, Inc.	280,976
13,691	Hawaiian Electric Industries, Inc.	447,559
12,022	MDU Resources Group, Inc.	241,161
6,231	National Fuel Gas Co.	345,820
4,624	NiSource, Inc.	105,011
7,189	OGE Energy Corp.	212,723
9,385	Pinnacle West Capital Corp.	681,820

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
10,021	PPL Corp.	$377,190
9,168	Public Service Enterprise Group, Inc.	422,920
10,796	SCANA Corp.	741,577
64	Sempra Energy	6,614
22,518	TECO Energy, Inc.	625,325
300	UGI Corp.	12,072
9,760	WEC Energy Group, Inc.	568,130
6,754	Westar Energy, Inc.	348,574
16,108	Xcel Energy, Inc.	644,803

		11,965,502

	Total Common Stocks and Other Equity Interests (Cost $51,771,467)	50,365,035

	Money Market Fund—0.1%
40,835	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $40,835)	40,835

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $51,812,302)—100.1%	50,405,870

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.7%
2,364,817	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $2,364,817)	2,364,817

	Total Investments (Cost $54,177,119)—104.8%	52,770,687
	Other assets less liabilities—(4.8)%	(2,407,091)

	Net Assets-100.0%	$50,363,596

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Schedule of Investments(a)

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—14.0%
287	Amazon.com, Inc.(b)	$189,302
3,394	Carnival Corp.	166,476
3,047	CBS Corp., Class B	170,358
2,769	Comcast Corp., Class A	168,245
3,501	DISH Network Corp., Class A(b)	172,564
12,712	Ford Motor Co.	172,375
5,364	General Motors Co.	170,575
1,269	Home Depot, Inc. (The)	169,906
4,359	Johnson Controls, Inc.	180,463
3,204	Las Vegas Sands Corp.	144,661
2,218	Lowe’s Cos., Inc.	168,612
1,351	McDonald’s Corp.	170,888
1,644	Netflix, Inc.(b)	148,009
2,712	NIKE, Inc., Class B	159,845
129	Priceline Group, Inc. (The)(b)	173,332
2,822	Starbucks Corp.	158,681
2,010	Target Corp.	159,795
722	Tesla Motors, Inc.(b)	173,829
4,177	Thomson Reuters Corp.	171,800
819	Time Warner Cable, Inc.	173,718
2,294	Time Warner, Inc.	172,371
2,140	TJX Cos., Inc. (The)	162,255
5,966	Twenty-First Century Fox, Inc., Class A	180,531
5,945	Twenty-First Century Fox, Inc., Class B	179,063
2,585	VF Corp.	162,984
4,122	Viacom, Inc., Class B	168,590
1,696	Walt Disney Co. (The)	175,129
2,085	Yum! Brands, Inc.	165,883

		4,730,240

	Consumer Staples—8.8%
2,700	Altria Group, Inc.	169,317
4,578	Archer-Daniels-Midland Co.	182,845
3,633	Coca-Cola Co. (The)	162,758
2,380	Colgate-Palmolive Co.	168,790
1,090	Costco Wholesale Corp.	161,462
1,634	CVS Health Corp.	164,217
1,777	Estee Lauder Cos., Inc. (The), Class A	170,361
2,689	General Mills, Inc.	164,943
1,239	Kimberly-Clark Corp.	155,110
2,140	Kraft Heinz Co. (The)	167,070
4,372	Kroger Co. (The)	154,725
4,219	Mondelez International, Inc., Class A	181,248
1,648	PepsiCo, Inc.	169,678
1,700	Philip Morris International, Inc.	166,804
2,014	Procter & Gamble Co. (The)	161,362
3,298	Reynolds American, Inc.	163,581
2,010	Walgreens Boots Alliance, Inc.	159,353
2,442	Wal-Mart Stores, Inc.	163,297

		2,986,921

	Energy—9.2%
3,646	Anadarko Petroleum Corp.	192,363
3,437	Apache Corp.	186,973
3,793	Baker Hughes, Inc.	183,430
1,758	Chevron Corp.	179,632
4,193	ConocoPhillips	200,384

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
6,439	Devon Energy Corp.	$223,305
2,233	EOG Resources, Inc.	184,490
1,976	Exxon Mobil Corp.	174,678
4,742	Halliburton Co.	195,892
9,343	Kinder Morgan, Inc.	165,932
4,499	Marathon Petroleum Corp.	175,821
2,446	Occidental Petroleum Corp.	187,486
1,902	Phillips 66	156,173
2,286	Schlumberger Ltd.	183,657
5,470	Spectra Energy Corp.	171,047
2,551	Valero Energy Corp.	150,177
10,990	Williams Cos., Inc. (The)	213,096

		3,124,536

	Financials—15.8%
2,635	Aflac, Inc.	181,736
2,490	Allstate Corp. (The)	161,974
2,761	American Express Co.	180,652
3,116	American International Group, Inc.	173,935
1,660	American Tower Corp. REIT	174,101
12,217	Bank of America Corp.	177,880
4,456	Bank of New York Mellon Corp. (The)	179,309
4,958	BB&T Corp.	175,414
1,178	Berkshire Hathaway, Inc., Class B(b)	171,375
494	BlackRock, Inc.	176,027
2,405	Capital One Financial Corp.	174,098
5,924	Charles Schwab Corp. (The)	168,301
1,396	Chubb Ltd.	164,533
3,969	Citigroup, Inc.	183,685
1,747	CME Group, Inc., Class A	160,567
3,376	Discover Financial Services	189,968
2,258	Equity Residential REIT	153,702
4,342	Franklin Resources, Inc.	162,130
1,081	Goldman Sachs Group, Inc. (The)	177,403
2,801	JPMorgan Chase & Co.	177,023
2,771	Marsh & McLennan Cos., Inc.	174,989
3,869	MetLife, Inc.	174,492
6,731	Morgan Stanley	182,141
1,961	PNC Financial Services Group, Inc. (The)	172,137
2,311	Prudential Financial, Inc.	179,426
617	Public Storage REIT	151,048
820	Simon Property Group, Inc. REIT	164,959
2,848	State Street Corp.	177,430
1,432	Travelers Cos., Inc. (The)	157,377
4,089	U.S. Bancorp	174,559
3,417	Wells Fargo & Co.	170,782

		5,343,153

	Health Care—16.2%
4,071	Abbott Laboratories	158,362
2,966	AbbVie, Inc.	180,926
1,485	Aetna, Inc.	166,721
1,256	Alexion Pharmaceuticals, Inc.(b)	174,936
603	Allergan PLC(b)	130,586
1,121	Amgen, Inc.	177,454
1,192	Anthem, Inc.	167,798
4,181	Baxalta, Inc.	175,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
4,110	Baxter International, Inc.	$181,744
1,116	Becton, Dickinson and Co.	179,966
661	Biogen, Inc.(b)	181,768
2,651	Bristol-Myers Squibb Co.	191,349
2,060	Cardinal Health, Inc.	161,628
1,677	Celgene Corp.(b)	173,418
1,209	Cigna Corp.	167,495
2,356	Eli Lilly & Co.	177,949
2,459	Express Scripts Holding Co.(b)	181,302
1,800	Gilead Sciences, Inc.	158,778
2,177	HCA Holdings, Inc.(b)	175,510
909	Humana, Inc.	160,957
1,094	Illumina, Inc.(b)	147,679
1,538	Johnson & Johnson	172,379
1,063	McKesson Corp.	178,393
2,250	Medtronic PLC	178,087
3,150	Merck & Co., Inc.	172,746
3,681	Mylan NV(b)	153,534
5,587	Pfizer, Inc.	182,751
457	Regeneron Pharmaceuticals, Inc.(b)	172,156
1,584	Stryker Corp.	172,672
1,201	Thermo Fisher Scientific, Inc.	173,244
1,291	UnitedHealth Group, Inc.	169,999
2,115	Vertex Pharmaceuticals, Inc.(b)	178,379

		5,476,059

	Industrials—12.1%
1,001	3M Co.	167,547
4,068	American Airlines Group, Inc.	141,119
1,267	Boeing Co. (The)	170,792
2,209	Caterpillar, Inc.	171,683
6,495	CSX Corp.	177,119
1,535	Cummins, Inc.	179,641
1,752	Danaher Corp.	169,506
2,076	Deere & Co.	174,612
3,452	Delta Air Lines, Inc.	143,845
2,663	Eaton Corp. PLC	168,488
3,063	Emerson Electric Co.	167,332
1,026	FedEx Corp.	169,403
1,272	General Dynamics Corp.	178,741
5,284	General Electric Co.	162,483
1,491	Honeywell International, Inc.	170,377
1,641	Illinois Tool Works, Inc.	171,517
759	Lockheed Martin Corp.	176,376
2,035	Norfolk Southern Corp.	183,374
854	Northrop Grumman Corp.	176,146
1,360	Raytheon Co.	171,836
2,112	Union Pacific Corp.	184,230
1,584	United Parcel Service, Inc., Class B	166,431
1,682	United Technologies Corp.	175,550
2,802	Waste Management, Inc.	164,730

		4,082,878

	Information Technology—13.7%
1,457	Accenture PLC, Class A	164,524
1,801	Adobe Systems, Inc.(b)	169,690
221	Alphabet, Inc., Class A(b)	156,442

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
227	Alphabet, Inc., Class C(b)	$157,313
1,582	Apple, Inc.	148,297
1,884	Automatic Data Processing, Inc.	166,621
1,087	Broadcom Ltd. (Singapore)	158,430
5,964	Cisco Systems, Inc.	163,950
2,765	Cognizant Technology Solutions Corp., Class A(b)	161,393
8,165	Corning, Inc.	152,441
6,899	eBay, Inc.(b)	168,543
6,263	EMC Corp.	163,527
1,464	Facebook, Inc., Class A(b)	172,137
9,503	Hewlett Packard Enterprise Co.	158,320
13,786	HP, Inc.	169,154
5,216	Intel Corp.	157,940
1,121	International Business Machines Corp.	163,599
1,824	MasterCard, Inc., Class A	176,910
16,031	Micron Technology, Inc.(b)	172,333
3,108	Microsoft Corp.	154,996
4,096	Oracle Corp.	163,267
4,295	PayPal Holdings, Inc.(b)	168,278
3,315	QUALCOMM, Inc.	167,474
2,313	salesforce.com, inc.(b)	175,325
2,944	Texas Instruments, Inc.	167,926
2,246	Visa, Inc., Class A	173,481
3,257	VMware, Inc., Class A(b)	185,356
4,723	Yahoo!, Inc.(b)	172,862

		4,630,529

	Materials—5.2%
1,163	Air Products & Chemicals, Inc.	169,670
23,772	Chemours Co. (The)	216,801
3,227	Dow Chemical Co. (The)	169,772
2,592	E.I. du Pont de Nemours & Co.	170,839
1,504	Ecolab, Inc.	172,930
1,955	LyondellBasell Industries NV, Class A	161,620
1,836	Monsanto Co.	171,996
1,521	PPG Industries, Inc.	167,903
1,480	Praxair, Inc.	173,841
5,996	Southern Copper Corp. (Peru)	177,901

		1,753,273

	Telecommunication Services—1.5%
4,258	AT&T, Inc.	165,296
4,493	T-Mobile US, Inc.(b)	176,485
3,116	Verizon Communications, Inc.	158,729

		500,510

	Utilities—3.4%
2,560	American Electric Power Co., Inc.	162,560
2,275	Dominion Resources, Inc.	162,594
2,094	Duke Energy Corp.	164,965
4,733	Exelon Corp.	166,081
1,415	NextEra Energy, Inc.	166,376
2,844	PG&E Corp.	165,521
3,289	Southern Co. (The)	164,779

		1,152,876

	Total Common Stocks and Other Equity Interests (Cost $33,810,549)	33,780,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

April 30, 2016

Number of Shares		Value
	Money Market Fund—0.1%
38,817	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $38,817)	$38,817

	Total Investments (Cost $33,849,366)—100.0%	33,819,792
	Other assets less liabilities—(0.0)%	(15,105)

	Net Assets—100.0%	$33,804,687

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Schedule of Investments(a)

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—31.5%
7,714	Amazon.com, Inc.(b)	$5,088,077
22,591	CBS Corp., Class B	1,263,063
27,117	Home Depot, Inc. (The)	3,630,695
16,655	Las Vegas Sands Corp.	751,973
59,130	Lowe’s Cos., Inc.	4,495,062
4,687	McDonald’s Corp.	592,859
15,790	Netflix, Inc.(b)	1,421,574
54,131	NIKE, Inc., Class B	3,190,481
4,217	Priceline Group, Inc. (The)(b)	5,666,214
58,168	Starbucks Corp.	3,270,787
19,811	Tesla Motors, Inc.(b)	4,769,696
15,589	Time Warner Cable, Inc.	3,306,583
56,188	TJX Cos., Inc. (The)	4,260,174
25,480	VF Corp.	1,606,514
28,713	Viacom, Inc., Class B	1,174,362
10,149	Walt Disney Co. (The)	1,047,986
27,270	Yum! Brands, Inc.	2,169,601

		47,705,701

	Consumer Staples—6.4%
29,010	Coca-Cola Co. (The)	1,299,648
15,340	Costco Wholesale Corp.	2,272,314
12,939	Estee Lauder Cos., Inc. (The), Class A	1,240,462
449	General Mills, Inc.	27,542
651	Kraft Heinz Co. (The)	50,824
86,186	Kroger Co. (The)	3,050,122
13,466	PepsiCo, Inc.	1,386,459
6,957	Reynolds American, Inc.	345,067

		9,672,438

	Energy—0.3%
25,448	Williams Cos., Inc. (The)	493,437

	Financials—4.6%
52,224	American Tower Corp. REIT	5,477,253
6,971	Simon Property Group, Inc. REIT	1,402,356

		6,879,609

	Health Care—20.9%
62,301	AbbVie, Inc.	3,800,361
12,946	Alexion Pharmaceuticals, Inc.(b)	1,803,119
11,214	Amgen, Inc.	1,775,176
7,866	Becton, Dickinson and Co.	1,268,471
12,157	Biogen, Inc.(b)	3,343,053
4,483	Bristol-Myers Squibb Co.	323,583
42,727	Celgene Corp.(b)	4,418,399
1,117	Cigna Corp.	154,749
1,116	Eli Lilly & Co.	84,292
43,581	Gilead Sciences, Inc.	3,844,280
23,827	Illumina, Inc.(b)	3,216,407
11,828	McKesson Corp.	1,984,975
9,685	Regeneron Pharmaceuticals, Inc.(b)	3,648,436
23,199	Vertex Pharmaceuticals, Inc.(b)	1,956,604

		31,621,905

	Industrials—4.5%
7,970	3M Co.	1,334,019
33,678	American Airlines Group, Inc.	1,168,290
4,145	Boeing Co. (The)	558,746

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
6,411	Delta Air Lines, Inc.	$267,146
1,565	Honeywell International, Inc.	178,833
3,281	Illinois Tool Works, Inc.	342,930
21,696	Union Pacific Corp.	1,892,542
10,635	United Parcel Service, Inc., Class B	1,117,419

		6,859,925

	Information Technology—26.5%
11,693	Accenture PLC, Class A	1,320,373
32,867	Adobe Systems, Inc.(b)	3,096,729
843	Alphabet, Inc., Class C(b)	584,207
34,547	Apple, Inc.	3,238,436
25,505	Broadcom Ltd. (Singapore)	3,717,354
74,956	Cognizant Technology Solutions Corp., Class A(b)	4,375,182
304	eBay, Inc.(b)	7,427
47,120	Facebook, Inc., Class A(b)	5,540,369
53,123	MasterCard, Inc., Class A	5,152,400
304	PayPal Holdings, Inc.(b)	11,911
68,261	salesforce.com, inc.(b)	5,174,184
13,068	Texas Instruments, Inc.	745,399
63,288	Visa, Inc., Class A	4,888,365
39,843	VMware, Inc., Class A(b)	2,267,465

		40,119,801

	Materials—5.3%
30,420	Ecolab, Inc.	3,497,692
3,282	LyondellBasell Industries NV, Class A	271,323
18,919	Monsanto Co.	1,772,332
22,354	PPG Industries, Inc.	2,467,658

		8,009,005

	Total Common Stocks and Other Equity Interests (Cost $152,652,809)	151,361,821

	Money Market Fund—0.0%
49,276	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $49,276)	49,276

	Total Investments (Cost $152,702,085)—100.0%	151,411,097
	Other assets less liabilities—0.0%	3,665

	Net Assets—100.0%	$151,414,762

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Schedule of Investments(a)

PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—3.2%
23,934	Carnival Corp.	$1,173,963
7,221	Ford Motor Co.	97,917
17,139	General Motors Co.	545,020
8,797	Thomson Reuters Corp.	361,820

		2,178,720

	Consumer Staples—5.2%
29,078	Archer-Daniels-Midland Co.	1,161,375
23,115	Mondelez International, Inc., Class A	993,020
10,897	Procter & Gamble Co. (The)	873,068
7,157	Wal-Mart Stores, Inc.	478,589

		3,506,052

	Energy—20.7%
7,719	Anadarko Petroleum Corp.	407,255
40,510	Apache Corp.	2,203,744
16,690	Baker Hughes, Inc.	807,128
18,896	Chevron Corp.	1,930,793
33,817	ConocoPhillips	1,616,114
11,818	Devon Energy Corp.	409,848
21,616	Exxon Mobil Corp.	1,910,854
2,795	Halliburton Co.	115,462
19,527	Kinder Morgan, Inc.	346,800
28,706	Occidental Petroleum Corp.	2,200,315
8,927	Phillips 66	732,996
18,098	Spectra Energy Corp.	565,925
14,592	Valero Energy Corp.	859,031

		14,106,265

	Financials—36.2%
18,394	Aflac, Inc.	1,268,634
18,669	Allstate Corp. (The)	1,214,418
20,372	American International Group, Inc.	1,137,165
43,205	Bank of America Corp.	629,065
44,944	BB&T Corp.	1,590,119
20,708	Capital One Financial Corp.	1,499,052
18,966	Chubb Ltd.	2,235,333
15,476	Citigroup, Inc.	716,229
10,681	CME Group, Inc., Class A	981,691
4,133	Discover Financial Services	232,564
22,052	Equity Residential REIT	1,501,080
1,838	Franklin Resources, Inc.	68,631
8,470	Goldman Sachs Group, Inc. (The)	1,390,012
12,111	JPMorgan Chase & Co.	765,415
39,860	MetLife, Inc.	1,797,686
12,049	Morgan Stanley	326,046
22,158	PNC Financial Services Group, Inc. (The)	1,945,029
9,580	Prudential Financial, Inc.	743,791
14,129	State Street Corp.	880,237
8,611	Travelers Cos., Inc. (The)	946,349
32,444	U.S. Bancorp	1,385,034
27,388	Wells Fargo & Co.	1,368,852

		24,622,432

	Health Care—2.1%
7,085	Abbott Laboratories	275,606
1,058	Medtronic PLC	83,741
32,828	Pfizer, Inc.	1,073,804

		1,433,151

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials—6.6%
18,850	Eaton Corp. PLC	$1,192,639
77,545	General Electric Co.	2,384,509
6,171	Norfolk Southern Corp.	556,069
2,525	Raytheon Co.	319,034

		4,452,251

	Information Technology—7.0%
15,800	Cisco Systems, Inc.	434,342
38,866	Corning, Inc.	725,628
52,636	Hewlett Packard Enterprise Co.	876,916
52,636	HP, Inc.	645,844
56,875	Yahoo!, Inc.(b)	2,081,625

		4,764,355

	Telecommunication Services—2.9%
43,294	AT&T, Inc.	1,680,673
7,251	T-Mobile US, Inc.(b)	284,819

		1,965,492

	Utilities—16.1%
34,115	American Electric Power Co., Inc.	2,166,303
26,996	Duke Energy Corp.	2,126,745
41,826	Exelon Corp.	1,467,674
10,887	NextEra Energy, Inc.	1,280,093
33,041	PG&E Corp.	1,922,986
40,215	Southern Co. (The)	2,014,772

		10,978,573

	Total Common Stocks and Other Equity Interests (Cost $66,560,970)	68,007,291

	Money Market Fund—0.0%
17,752	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $17,752)	17,752

	Total Investments (Cost $66,578,722)-100.0%	68,025,043
	Other assets less liabilities—0.0%	3,486

	Net Assets—100.0%	$68,028,529

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Schedule of Investments(a)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.4%
1,590	Bassett Furniture Industries, Inc.	$46,921
4,561	Big 5 Sporting Goods Corp.	55,142
11,163	Career Education Corp.(b)	59,610
542	Cavco Industries, Inc.(b)	47,528
7,983	Century Casinos, Inc.(b)	47,659
2,969	Century Communities, Inc.(b)	51,186
4,905	del Taco Restaurants, Inc.(b)	44,390
2,564	Delta Apparel, Inc.(b)	51,921
4,430	Eldorado Resorts, Inc.(b)	58,077
4,791	Entercom Communications Corp., Class A(b)	54,330
4,403	Eros International PLC, Class A(b)	58,912
1,593	Ethan Allen Interiors, Inc.	54,226
1,123	Flexsteel Industries, Inc.	45,919
3,398	Fred’s, Inc., Class A	49,849
1,929	FTD Cos., Inc.(b)	53,645
4,675	Golden Entertainment, Inc.(b)	56,568
6,678	Green Brick Partners, Inc.(b)	49,217
1,543	Hooker Furniture Corp.	38,266
6,812	JAKKS Pacific, Inc.(b)(c)	51,090
5,123	K12, Inc.(b)	62,962
4,001	Lakeland Industries, Inc.(b)	34,769
2,092	LGI Homes, Inc.(b)	58,597
10,115	Luby’s, Inc.(b)	50,878
2,716	M/I Homes, Inc.(b)	54,592
2,674	Marcus Corp. (The)	51,742
1,841	Movado Group, Inc.	51,935
854	NACCO Industries, Inc., Class A	50,830
4,134	New Home Co., Inc. (The)(b)	46,011
2,752	Perry Ellis International, Inc.(b)	52,426
5,540	RCI Hospitality Holdings, Inc.	56,785
5,821	Red Lion Hotels Corp.(b)	45,986
3,335	Regis Corp.(b)	45,589
9,419	Ruby Tuesday, Inc.(b)	41,444
7,894	Sears Hometown and Outlet Stores, Inc.(b)	53,442
7,680	Sequential Brands Group, Inc.(b)	42,624
3,600	SodaStream International Ltd. (Israel)(b)	49,392
2,295	Superior Industries International, Inc.	59,945
4,522	Townsquare Media, Inc., Class A(b)	48,114
13,503	Trans World Entertainment Corp.(b)	52,392
2,727	WCI Communities, Inc.(b)	43,577
5,576	West Marine, Inc.(b)	55,872
3,496	William Lyon Homes, Class A(b)	49,294
5,625	ZAGG, Inc.(b)	45,056

		2,178,710

	Consumer Staples—2.2%
2,798	Alliance One International, Inc.(b)	71,377
5,187	Amira Nature Foods Ltd. (United Arab Emirates)(b)	37,606
3,101	Central Garden & Pet Co.(b)	50,453
3,011	Central Garden & Pet Co., Class A(b)	49,049
711	John B. Sanfilippo & Son, Inc.	39,340
2,092	MGP Ingredients, Inc.	55,271
2,991	Omega Protein Corp.(b)	55,603
1,784	Orchids Paper Products Co.	54,715
1,414	Seneca Foods Corp., Class A(b)	46,082

		459,496

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy—8.8%
5,997	Ardmore Shipping Corp. (Ireland)	$56,072
8,146	Bill Barrett Corp.(b)	64,842
5,726	Callon Petroleum Co.(b)	60,180
3,569	CARBO Ceramics, Inc.	53,000
4,051	Cone Midstream Partners LP	57,362
11,088	Dawson Geophysical Co.(b)	56,992
8,797	DHT Holdings, Inc.	50,495
5,390	Dorian LPG Ltd.(b)	54,762
5,202	GasLog Ltd. (Monaco)	66,638
3,047	GasLog Partners LP (Monaco)	54,572
3,978	Geospace Technologies Corp.(b)	65,080
20,516	Gran Tierra Energy, Inc. (Colombia)(b)	60,727
8,214	Gulfmark Offshore, Inc., Class A(b)(c)	55,691
5,103	Hornbeck Offshore Services, Inc.(b)	59,909
3,091	KNOT Offshore Partners LP (United Kingdom)	59,347
2,863	Matrix Service Co.(b)	53,939
12,390	McDermott International, Inc.(b)	56,251
2,342	Natural Gas Services Group, Inc.(b)	53,842
5,089	Navios Maritime Midstream Partners LP (Monaco)	63,053
23,905	Parker Drilling Co.(b)	73,149
5,368	Renewable Energy Group, Inc.(b)	52,177
913	REX American Resources Corp.(b)	49,640
3,403	Rice Midstream Partners LP	56,728
932	SEACOR Holdings, Inc.(b)	54,774
13,809	Teekay Tankers Ltd., Class A (Bermuda)	54,407
5,886	Tesco Corp.	55,681
7,979	TETRA Technologies, Inc.(b)	57,449
1,383	TransMontaigne Partners LP	56,565
5,719	Transocean Partners LLC	67,599
8,199	Tsakos Energy Navigation Ltd. (Greece)	52,146
4,312	USA Compression Partners LP	58,083
2,654	VTTI Energy Partners LP (United Kingdom)	53,080

		1,844,232

	Financials—48.8%
3,874	1st Constitution Bancorp(b)	48,580
1,591	1st Source Corp.	54,794
3,876	AG Mortgage Investment Trust, Inc. REIT	51,900
1,276	Agree Realty Corp. REIT	49,483
4,358	Alcentra Capital Corp.	51,294
4,224	Altisource Residential Corp. REIT	49,083
3,105	Ambac Financial Group, Inc.(b)	50,394
3,452	American Capital Mortgage Investment Corp. REIT	51,193
2,001	American National Bankshares, Inc.	53,487
1,715	Ameris Bancorp	53,851
932	AMERISAFE, Inc.	50,216
10,874	Anworth Mortgage Asset Corp. REIT	51,325
7,486	Arbor Realty Trust, Inc. REIT	50,006
4,629	Ares Commercial Real Estate Corp. REIT	55,548
4,504	Armada Hoffler Properties, Inc. REIT	52,697
2,354	ARMOUR Residential REIT, Inc. REIT	50,093
2,025	ASB Bancorp, Inc., Class B(b)	51,617
7,943	Ashford Hospitality Trust, Inc. REIT	44,401
8,130	Atlantic Coast Financial Corp.(b)	52,195
2,114	Baldwin & Lyons, Inc., Class A	49,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,060	Baldwin & Lyons, Inc., Class B	$50,346
2,803	Banc of California, Inc.	57,041
2,091	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	54,073
7,730	Bank of Commerce Holdings	48,544
1,884	Berkshire Hills Bancorp, Inc.	51,132
5,387	BlackRock Capital Investment Corp.	45,305
2,827	Blue Capital Reinsurance Holdings Ltd. (Bermuda)	49,331
3,708	Blue Hills Bancorp, Inc.	54,063
4,656	Bluerock Residential Growth REIT, Inc., Class A REIT	50,937
2,399	BNC Bancorp	53,642
1,662	Bridge Bancorp, Inc.	50,591
4,604	Brookline Bancorp, Inc.	52,393
7,063	BRT Realty Trust REIT(b)	50,147
1,969	Bryn Mawr Bank Corp.	55,959
1,283	C&F Financial Corp.	50,024
3,738	California First National Bancorp	55,210
1,169	Camden National Corp.	50,863
3,769	Cape Bancorp, Inc.	54,990
1,642	Capital Bank Financial Corp., Class A	49,638
5,123	Capstead Mortgage Corp. REIT	49,796
2,491	Cardinal Financial Corp.	55,126
2,731	Carolina Financial Corp.	51,343
8,874	Cascade Bancorp(b)	53,688
1,310	Cash America International, Inc.	48,418
4,680	CatchMark Timber Trust, Inc., Class A REIT	49,655
7,008	Cedar Realty Trust, Inc. REIT	48,495
3,403	Centerstate Banks, Inc.	55,435
2,328	Central Pacific Financial Corp.	54,336
4,552	Central Valley Community Bancorp	55,443
2,859	Centrue Financial Corp.(b)	47,660
3,754	Charter Financial Corp.	47,038
2,784	Chicopee Bancorp, Inc.	50,613
1,061	City Holding Co.	52,116
2,320	Community Financial Corp. (The)	51,040
1,435	Community Trust Bancorp, Inc.	51,473
3,099	ConnectOne Bancorp, Inc.	53,334
13,300	Cowen Group, Inc., Class A(b)	46,350
2,146	Customers Bancorp, Inc.(b)	55,753
2,875	Dime Community Bancshares, Inc.	52,066
7,621	Dynex Capital, Inc. REIT	49,536
2,737	Easterly Government Properties, Inc. REIT	50,498
7,336	Eastern Virginia Bankshares, Inc.	51,499
2,908	Ellington Financial LLC	49,465
1,976	EMC Insurance Group, Inc.	52,285
1,800	Employers Holdings, Inc.	53,460
2,825	Entegra Financial Corp.(b)	50,426
1,875	Enterprise Financial Services Corp.	51,319
3,757	ESSA Bancorp, Inc.	50,907
1,918	Farmers Capital Bank Corp.(b)	53,915
1,342	Federal Agricultural Mortgage Corp., Class C	54,593
3,159	Fidelity Southern Corp.	51,049
9,778	Fifth Street Finance Corp.	52,997
6,389	Fifth Street Senior Floating Rate Corp.	50,409

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,742	Financial Institutions, Inc.	$48,776
17,354	First BanCorp(b)	67,681
2,473	First Busey Corp.	50,548
5,719	First Commonwealth Financial Corp.	52,500
2,553	First Community Bancshares, Inc.	53,128
3,402	First Community Corp./SC	49,431
1,319	First Defiance Financial Corp.	52,206
1,481	First Financial Corp.	52,472
3,846	First Financial Northwest, Inc.	52,459
2,169	First Internet Bancorp	53,791
2,149	First Merchants Corp.	55,122
2,038	First MID-Illinois Bancshares, Inc.	50,726
5,594	First Potomac Realty Trust REIT	47,046
2,343	Flushing Financial Corp.	46,743
4,671	FNFV Group(b)	50,307
3,886	Forestar Group, Inc.(b)	52,461
1,875	Franklin Financial Network, Inc.(b)	56,887
7,725	Gain Capital Holdings, Inc.	52,916
1,524	German American Bancorp, Inc.	49,119
2,554	Getty Realty Corp. REIT	50,263
6,802	Gladstone Capital Corp.	51,967
7,220	Gladstone Investment Corp.	50,179
1,629	Global Indemnity PLC, Class A(b)	51,232
2,585	Goldman Sachs BDC, Inc.	50,795
2,929	Golub Capital BDC, Inc.	51,404
1,363	Great Southern Bancorp, Inc.	51,603
4,407	Hallmark Financial Services, Inc.(b)	49,755
2,302	Hanmi Financial Corp.	53,222
2,636	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	51,138
1,593	Heartland Financial USA, Inc.	53,381
4,220	Hercules Capital, Inc.	51,779
2,884	Heritage Financial Corp.	53,210
1,890	Home Bancorp, Inc.	52,769
2,358	HomeStreet, Inc.(b)	50,815
2,766	HomeTrust Bancshares, Inc.(b)	51,309
3,085	Independence Holding Co.	47,416
7,116	Independence Realty Trust, Inc. REIT	51,022
3,483	Independent Bank Corp./MI	52,767
1,848	Independent Bank Group, Inc.	67,637
630	Infinity Property & Casualty Corp.	50,501
1,896	INTL FCStone, Inc.(b)	51,761
555	Investors Title Co.	52,853
5,247	iStar, Inc. REIT(b)	51,421
3,511	Lake Sunapee Bank Group	49,997
1,107	Lakeland Financial Corp.	52,350
3,064	Malvern Bancorp, Inc.(b)	48,289
6,296	MBT Financial Corp.	55,405
5,491	Medallion Financial Corp.	42,281
7,679	Medley Capital Corp.	52,217
2,259	Mercantile Bank Corp.	54,487
3,640	Meridian Bancorp, Inc.	53,217
1,112	Meta Financial Group, Inc.	55,177
2,281	Middleburg Financial Corp.	61,587
3,116	MMA Capital Management LLC(b)	50,012
8,252	Nam Tai Property, Inc. (China)	50,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,485	National Bank Holdings Corp., Class A	$49,675
220	National Western Life Group, Inc., Class A	47,674
4,008	New Mountain Finance Corp.	50,180
10,691	New York Mortgage Trust, Inc. REIT	55,593
10,034	NMI Holdings, Inc., Class A(b)	63,114
4,627	Northeast Bancorp	52,054
3,083	Northfield Bancorp, Inc.	48,896
2,893	Ocean Shore Holding Co.	51,669
2,774	OceanFirst Financial Corp.	54,038
3,791	OFS Capital Corp.	50,041
2,639	Old Point Financial Corp.	50,933
4,887	Orchid Island Capital, Inc. REIT	47,306
2,985	Oritani Financial Corp.	51,730
3,072	Owens Realty Mortgage, Inc. REIT	50,504
2,371	Pacific Premier Bancorp, Inc.(b)	55,149
2,999	Peapack-Gladstone Financial Corp.	57,401
4,285	Pennantpark Floating Rate Capital Ltd.	50,820
8,361	PennantPark Investment Corp.	55,099
2,640	Peoples Bancorp of North Carolina, Inc.	50,978
2,511	Peoples Bancorp, Inc.	53,961
1,022	Piper Jaffray Cos.(b)	42,628
3,869	Preferred Apartment Communities, Inc., Class A REIT	47,743
1,675	Preferred Bank	53,198
3,216	Premier Financial Bancorp, Inc.	51,327
2,972	Provident Financial Holdings, Inc.	51,416
2,124	QCR Holdings, Inc.	54,735
2,961	Regional Management Corp.(b)	48,916
1,961	Republic Bancorp, Inc., Class A	53,555
4,504	Resource Capital Corp. REIT(c)	53,508
2,792	Rexford Industrial Realty, Inc. REIT	52,406
859	Safety Insurance Group, Inc.	48,628
1,594	Salisbury Bancorp, Inc.	51,008
1,822	Sandy Spring Bancorp, Inc.	52,091
3,109	Seacoast Banking Corp. of Florida(b)	50,428
6,333	Select Bancorp, Inc.(b)	51,867
4,098	Shore Bancshares, Inc.	48,111
3,414	Silver Bay Realty Trust Corp. REIT	49,844
2,652	Smartfinancial, Inc.(b)	44,315
2,931	Solar Capital Ltd.	51,674
3,366	Southwest Bancorp, Inc.	54,024
2,565	State Bank Financial Corp.	53,557
4,022	State National Cos., Inc.	45,368
1,396	Stewart Information Services Corp.	48,609
2,064	Stratus Properties, Inc.(b)	49,330
3,171	Summit Financial Group, Inc.	59,234
4,233	Summit Hotel Properties, Inc. REIT	48,256
3,398	TCP Capital Corp.	50,222
2,161	Terreno Realty Corp. REIT	49,206
3,885	Timberland Bancorp, Inc.	53,691
8,624	Tiptree Financial, Inc., Class A	47,691
768	Tompkins Financial Corp.	50,181
3,143	TPG Specialty Lending, Inc.	51,639
4,980	Transcontinental Realty Investors, Inc.(b)	43,675
2,463	Triangle Capital Corp.	52,339
2,002	TriCo Bancshares	53,894

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,022	TriState Capital Holdings, Inc.(b)	$53,734
3,200	Triumph Bancorp, Inc.(b)	50,848
8,361	TrustCo Bank Corp. NY	53,594
4,025	United Financial Bancorp, Inc.	52,244
4,457	Unity Bancorp, Inc.	52,414
2,598	Univest Corp. of Pennsylvania	51,285
2,089	Walker & Dunlop, Inc.(b)	46,062
2,246	WashingtonFirst Bankshares, Inc.	49,861
3,705	Waterstone Financial, Inc.	51,944
5,042	Western Asset Mortgage Capital Corp. REIT	50,269
6,010	Westfield Financial, Inc.	46,037
3,859	Winthrop Realty Trust REIT	49,086
1,557	WSFS Financial Corp.	53,156
6,493	Xenith Bankshares, Inc.(b)	50,386
2,142	Yadkin Financial Corp.	53,593
3,396	ZAIS Financial Corp. REIT	49,412

		10,256,635

	Health Care—3.3%
5,583	Aquinox Pharmaceuticals, Inc. (Canada)(b)	45,446
1,147	Cynosure, Inc., Class A(b)	56,134
6,638	Inotek Pharmaceuticals Corp.(b)	65,052
3,846	Invacare Corp.	43,229
3,163	LeMaitre Vascular, Inc.	52,442
1,424	LHC Group, Inc.(b)	57,444
1,852	Loxo Oncology, Inc.(b)	42,689
2,611	Luminex Corp.(b)	52,481
15,355	Ohr Pharmaceutical, Inc.(b)	50,211
4,986	Symmetry Surgical, Inc.(b)	52,104
11,582	TransEnterix, Inc.(b)	17,373
1,974	Triple-S Management Corp., Class B(b)	51,403
4,580	USMD Holdings, Inc.(b)	53,036
5,320	Zogenix, Inc.(b)	54,530

		693,574

	Industrials—10.7%
2,177	AAR Corp.	52,335
5,643	ACCO Brands Corp.(b)	53,834
2,403	Aegion Corp.(b)	51,016
1,790	Aerovironment, Inc.(b)	51,695
3,295	Air Transport Services Group, Inc.(b)	46,427
6,468	American Superconductor Corp.(b)	64,421
1,086	Astec Industries, Inc.	52,562
5,022	CBIZ, Inc.(b)	51,124
2,579	CRA International, Inc.(b)	55,964
18,980	Diana Shipping, Inc. (Greece)(b)(c)	65,671
1,302	Encore Wire Corp.	49,802
6,819	Energy Focus, Inc.(b)(c)	53,188
2,592	Ennis, Inc.	50,648
1,300	ESCO Technologies, Inc.	50,024
3,359	Gencor Industries, Inc.(b)	48,470
1,771	Gibraltar Industries, Inc.(b)	46,843
2,139	Heidrick & Struggles International, Inc.	42,202
1,473	ICF International, Inc.(b)	57,992
6,172	InnerWorkings, Inc.(b)	50,425
1,659	Insteel Industries, Inc.	48,094
3,454	Integrated Electrical Services, Inc.(b)	41,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
2,651	Kelly Services, Inc., Class A	$49,759
2,895	Kelly Services, Inc., Class B	53,673
7,631	KEYW Holding Corp. (The)(b)(c)	52,578
10,238	Kratos Defense & Security Solutions, Inc.(b)	54,364
7,048	Layne Christensen Co.(b)	62,657
4,312	LSI Industries, Inc.	54,547
2,498	Mercury Systems, Inc.(b)	52,508
2,045	Mistras Group, Inc.(b)	49,837
606	National Presto Industries, Inc.	52,837
3,204	Navigant Consulting, Inc.(b)	51,136
1,700	Powell Industries, Inc.	52,904
2,919	Quanex Building Products Corp.	54,994
4,500	RPX Corp.(b)	49,860
2,778	Rush Enterprises, Inc., Class A(b)	54,699
2,535	SkyWest, Inc.	59,573
2,106	SP Plus Corp.(b)	46,922
9,841	Sterling Construction Co., Inc.(b)	51,567
4,385	Titan Machinery, Inc.(b)	57,005
3,260	Tutor Perini Corp.(b)	51,573
1,361	Veritiv Corp.(b)	55,828
1,685	Viad Corp.	50,129
2,347	Willis Lease Finance Corp.(b)	56,750

		2,260,127

	Information Technology—7.1%
4,278	Alpha & Omega Semiconductor Ltd.(b)	55,571
3,398	Applied Optoelectronics, Inc.(b)	38,058
2,919	Autobytel, Inc.(b)	48,455
18,099	Axcelis Technologies, Inc.(b)	51,763
4,874	Brooks Automation, Inc.	46,108
2,821	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan)	47,449
2,169	Comtech Telecommunications Corp.	52,490
6,072	CUI Global, Inc.(b)	50,701
5,374	Digi International, Inc.(b)	56,803
6,864	Electro Scientific Industries, Inc.(b)	48,391
9,823	EMCORE Corp.(b)	55,991
1,567	Fabrinet (Thailand)(b)	50,097
6,971	FormFactor, Inc.(b)	53,677
18,769	Gigpeak, Inc.(b)	43,169
1,768	Insight Enterprises, Inc.(b)	43,687
4,377	IXYS Corp.	47,272
11,387	Marchex, Inc., Class B	48,395
17,843	MeetMe, Inc.(b)	61,023
3,608	NeoPhotonics Corp.(b)	43,260
9,383	Oclaro, Inc.(b)(c)	47,384
2,131	Orbotech Ltd. (Israel)(b)	51,314
7,644	Par Technology Corp.(b)	48,845
4,869	Photronics, Inc.(b)	51,514
3,711	Rudolph Technologies, Inc.(b)	51,472
1,256	ScanSource, Inc.(b)	51,094
11,894	ServiceSource International, Inc.(b)	47,933
6,731	Sonus Networks, Inc.(b)	55,598
7,621	TTM Technologies, Inc.(b)	49,689
2,320	Ultratech, Inc.(b)	50,321
11,624	USA Technologies, Inc.(b)	50,913

		1,498,437

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials—6.0%
3,211	American Vanguard Corp.(b)	$53,142
23,069	Asanko Gold, Inc. (Canada)(b)	74,974
1,958	Ciner Resources LP	57,957
9,017	Coeur Mining, Inc.(b)	73,038
7,819	First Majestic Silver Corp. (Canada)(b)	83,194
12,995	Fortuna Silver Mines, Inc. (Canada)(b)	83,428
4,299	FutureFuel Corp.	48,321
1,390	Haynes International, Inc.	52,167
22,931	IAMGOLD Corp. (Canada)(b)	77,965
2,928	Kraton Performance Polymers, Inc.(b)	66,495
15,642	Nevsun Resources Ltd. (Canada)	58,501
2,929	Olympic Steel, Inc.	66,254
9,171	Pretium Resources, Inc. (Canada)(b)	75,477
8,984	Richmont Mines, Inc. (Canada)(b)	69,896
15,404	Sandstorm Gold Ltd. (Canada)(b)	65,775
2,747	Schnitzer Steel Industries, Inc., Class A	56,643
4,485	Seabridge Gold, Inc. (Canada)(b)	64,270
9,131	Silver Standard Resources, Inc. (Canada)(b)	85,740
2,573	Westlake Chemical Partners LP	49,247

		1,262,484

	Pharmaceuticals—0.0%
27,615	Chelsea Therapeutics International Ltd.(b)	2,209

	Telecommunication Services—1.0%
3,720	Internet Gold-Golden Lines Ltd. (Israel)(b)	51,224
6,438	Iridium Communications, Inc.(b)	51,955
5,003	ORBCOMM, Inc.(b)	49,580
2,801	Spok Holdings, Inc.	47,589

		200,348

	Utilities—1.7%
804	Chesapeake Utilities Corp.	47,854
1,122	Connecticut Water Service, Inc.	52,757
4,165	Consolidated Water Co. Ltd. (Cayman Islands)	57,852
5,719	Ellomay Capital Ltd. (Israel)	44,666
1,642	Middlesex Water Co.	60,064
1,393	SJW Corp.	47,933
1,193	Unitil Corp.	47,147

		358,273

	Total Common Stocks and Other Equity Interests (Cost $19,473,906)	21,014,525

	Money Market Fund—0.3%
63,831	Invesco Premier Portfolio—Institutional Class, 0.39% (d) (Cost $63,831)	63,831

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $19,537,737)—100.3%	21,078,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2016

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.1%
241,545	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $241,545)	$241,545

	Total Investments (Cost $19,779,282)—101.4%	21,319,901
	Other assets less liabilities—(1.4)%	(295,616)

	Net Assets—100.0%	$21,024,285

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Statements of Assets and Liabilities

April 30, 2016

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Russell 2000 Equal Weight Portfolio (EQWS)	PowerShares Russell 2000 Pure Growth Portfolio (PXSG)
Assets:
Unaffiliated investments, at value(a)	$443,661,082	$975,404,672	$13,071,766	$26,711,853
Affiliated investments, at value	52,887	—	22,349	2,116,460

Total investments, at value	443,713,969	975,404,672	13,094,115	28,828,313
Receivables:
Dividends	330,032	1,383,648	5,196	1,986
Foreign tax reclaims	9,459	—	—	—
Investments sold	—	—	17,124	212,543
Expenses absorbed	—	—	29,455	1,867
Securities lending	—	—	—	8,794
Other assets	3,103	5,847	3,797	3,334

Total Assets	444,056,563	976,794,167	13,149,687	29,056,837

Liabilities:
Due to custodian	253	874,580	—	—
Payables:
Investments purchased	—	—	14,602	200,439
Expenses recaptured	—	—	—	—
Collateral upon return of securities loaned	—	—	—	2,079,497
Accrued advisory fees	183,376	406,106	—	—
Accrued trustees’ and officer’s fees	33,229	44,684	14,915	16,284
Accrued expenses	87,837	169,975	44,863	41,382

Total Liabilities	304,695	1,495,345	74,380	2,337,602

Net Assets	$443,751,868	$975,298,822	$13,075,307	$26,719,235

Net Assets Consist of:
Shares of beneficial interest	$663,456,072	$1,163,466,717	$23,939,483	$62,629,078
Undistributed net investment income	539,344	3,485,993	14,585	14,997
Undistributed net realized gain (loss)	(256,277,108)	(240,085,340)	(10,369,794)	(32,936,969)
Net unrealized appreciation (depreciation)	36,033,560	48,431,452	(508,967)	(2,987,871)

Net Assets	$443,751,868	$975,298,822	$13,075,307	$26,719,235

Shares outstanding (unlimited amount authorized, $0.01 par value)	14,400,000	32,500,000	400,000	1,150,000
Net asset value	$30.82	$30.01	$32.69	$23.23

Market price	$30.81	$30.00	$32.71	$23.26

Unaffiliated investments, at cost	$407,627,522	$926,973,220	$13,580,107	$29,699,724

Affiliated investments, at cost	$52,887	$—	$22,975	$2,116,460

Total investments, at cost	$407,680,409	$926,973,220	$13,603,082	$31,816,184

(a) Includes securities on loan with an aggregate value of	$—	$—	$—	$1,992,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares Russell 2000 Pure Value Portfolio (PXSV)	PowerShares Russell Midcap Equal Weight Portfolio (EQWM)	PowerShares Russell Midcap Pure Growth Portfolio (PXMG)	PowerShares Russell Midcap Pure Value Portfolio (PXMV)	PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)	PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)	PowerShares Russell Top 200 Pure Value Portfolio (PXLV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$59,362,780	$23,344,725	$67,082,374	$50,365,035	$33,780,975	$151,361,821	$68,007,291	$21,014,525
3,302,156	137,439	197,678	2,405,652	38,817	49,276	17,752	305,376

62,664,936	23,482,164	67,280,052	52,770,687	33,819,792	151,411,097	68,025,043	21,319,901

48,485	11,339	8,022	31,440	33,410	102,156	64,595	8,589
349	—	—	—	477	—	—	327
4,672	39,777	—	125,404	—	—	—	5,023
—	23,060	—	—	3,062	—	—	—
8,252	2,385	2,091	3,620	—	—	—	1,518
3,334	2,559	3,717	3,333	3,334	3,370	3,520	3,256

62,730,028	23,561,284	67,293,882	52,934,484	33,860,075	151,516,623	68,093,158	21,338,614

—	—	—	—	—	—	—	—

—	46,178	—	140,980	—	—	—	—
—	—	—	—	—	284	—	—
2,983,531	97,802	196,587	2,364,817	—	—	—	241,545
9,984	—	12,446	6,730	—	36,995	11,325	3,344
18,190	15,412	23,268	16,923	16,020	12,419	10,554	17,637
50,708	44,558	46,587	41,438	39,368	52,163	42,750	51,803

3,062,413	203,950	278,888	2,570,888	55,388	101,861	64,629	314,329

$59,667,615	$23,357,334	$67,014,994	$50,363,596	$33,804,687	$151,414,762	$68,028,529	$21,024,285

$103,806,511	$36,353,631	$236,073,668	$89,520,185	$44,895,674	$154,945,581	$67,712,364	$89,873,161
322,551	48,478	16,867	193,728	81,363	302,414	173,391	93,697
(39,239,380)	(11,228,582)	(162,099,649)	(37,943,885)	(11,142,776)	(2,542,245)	(1,303,547)	(70,483,192)
(5,222,067)	(1,816,193)	(6,975,892)	(1,406,432)	(29,574)	(1,290,988)	1,446,321	1,540,619

$59,667,615	$23,357,334	$67,014,994	$50,363,596	$33,804,687	$151,414,762	$68,028,529	$21,024,285

2,500,000	600,000	2,300,000	1,850,000	850,000	4,600,000	2,300,000	1,350,000
$23.87	$38.93	$29.14	$27.22	$39.77	$32.92	$29.58	$15.57

$23.88	$38.89	$29.12	$27.21	$39.73	$32.92	$29.55	$15.57

$64,526,588	$25,157,026	$74,058,266	$51,771,467	$33,810,549	$152,652,809	$66,560,970	$19,473,906

$3,360,417	$141,331	$197,678	$2,405,652	$38,817	$49,276	$17,752	$305,376

$67,887,005	$25,298,357	$74,255,944	$54,177,119	$33,849,366	$152,702,085	$66,578,722	$19,779,282

$2,728,585	$98,171	$190,774	$2,291,806	$—	$—	$—	$227,141

91

Statements of Operations

For the year ended April 30, 2016

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Russell 2000 Equal Weight Portfolio (EQWS)	PowerShares Russell 2000 Pure Growth Portfolio (PXSG)
Investment Income:
Unaffiliated dividend income	$4,552,495	$29,873,468	$162,069	$138,962
Affiliated dividend income	309	1,026	480	112
Securities lending income	—	—	—	59,242
Foreign withholding tax	—	—	(199)	—

Total Income	4,552,804	29,874,494	162,350	198,316

Expenses:
Advisory fees	1,883,369	4,962,619	34,203	87,631
Sub-licensing fees	113,004	297,759	2,776	6,907
Accounting & administration fees	70,668	192,360	35,527	35,805
Professional fees	30,068	38,768	32,381	32,329
Trustees’ and officer’s fees	14,140	25,958	7,893	8,185
Custodian & transfer agent fees	10,437	33,879	31,161	16,261
Recapture (Note 3)	—	—	—	—
Other expenses	36,483	86,205	13,728	16,424

Total Expenses	2,158,169	5,637,548	157,669	203,542

Less: Waivers	(298)	(1,030)	(122,434)	(85,794)

Net Expenses	2,157,871	5,636,518	35,235	117,748

Net Investment Income	2,394,933	24,237,976	127,115	80,568

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(16,944,066)	(78,477,797)	(1,630,462)	(2,673,622)
In-kind redemptions	23,712,886	54,956,382	3,106,590	7,986,718
Foreign currencies	—	—	—	—

Net realized gain (loss)	6,768,820	(23,521,415)	1,476,128	5,313,096

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,296,040	(24,474,487)	(2,766,711)	(8,134,006)
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	1,296,040	(24,474,487)	(2,766,711)	(8,134,006)

Net realized and unrealized gain (loss)	8,064,860	(47,995,902)	(1,290,583)	(2,820,910)

Net increase (decrease) in net assets resulting from operations	$10,459,793	$(23,757,926)	$(1,163,468)	$(2,740,342)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares Russell 2000 Pure Value Portfolio (PXSV)	PowerShares Russell Midcap Equal Weight Portfolio (EQWM)	PowerShares Russell Midcap Pure Growth Portfolio (PXMG)	PowerShares Russell Midcap Pure Value Portfolio (PXMV)	PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)	PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)	PowerShares Russell Top 200 Pure Value Portfolio (PXLV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$1,751,854	$487,760	$481,372	$1,297,372	$832,341	$1,713,277	$1,363,369	$493,970
33,616	3,091	177	107	103	173	86	130
192,028	9,895	17,813	35,856	—	—	—	27,847
(1,200)	(685)	(1,533)	(218)	(716)	—	(1,555)	(626)

1,976,298	500,061	497,829	1,333,117	831,728	1,713,450	1,361,900	521,321

187,484	71,813	227,254	128,367	93,343	399,577	124,648	126,211
14,862	5,661	18,028	10,231	7,546	31,603	10,998	25,241
35,995	35,772	35,641	35,879	35,631	35,548	35,626	35,643
31,519	31,471	31,641	31,243	31,854	32,599	31,670	29,167
8,875	8,175	9,152	8,478	8,326	10,116	8,330	8,121
20,015	26,491	6,270	6,866	7,920	7,342	8,941	13,098
—	—	—	—	—	284	—	—
22,349	15,869	20,615	18,897	15,657	20,293	15,086	15,317

321,099	195,252	348,601	239,961	200,277	537,362	235,299	252,798

(69,112)	(121,212)	(43,170)	(67,442)	(104,177)	(195)	(67,750)	(76,233)

251,987	74,040	305,431	172,519	96,100	537,167	167,549	176,565

1,724,311	426,021	192,398	1,160,598	735,628	1,176,283	1,194,351	344,756

(7,678,182)	(1,588,367)	(4,135,002)	(1,404,075)	(776,558)	(1,900,232)	(1,425,019)	(1,662,651)
16,076,087	6,642,241	20,179,561	11,496,546	7,955,556	33,102,954	4,116,985	634,352
3	—	—	(19)	—	—	—	(5)

8,397,908	5,053,874	16,044,559	10,092,452	7,178,998	31,202,722	2,691,966	(1,028,304)

(14,486,086)	(6,753,851)	(24,188,266)	(11,073,703)	(8,004,214)	(32,667,566)	(1,493,930)	22,641
2	—	—	14	—	—	—	—

(14,486,084)	(6,753,851)	(24,188,266)	(11,073,689)	(8,004,214)	(32,667,566)	(1,493,930)	22,641

(6,088,176)	(1,699,977)	(8,143,707)	(981,237)	(825,216)	(1,464,844)	1,198,036	(1,005,663)

$(4,363,865)	$(1,273,956)	$(7,951,309)	$179,361	$(89,588)	$(288,561)	$2,392,387	$(660,907)

93

Statements of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)		PowerShares Dynamic Large Cap Value Portfolio (PWV)
	2016	2015	2016	2015
Operations:
Net investment income	$2,394,933	$1,840,465	$24,237,976	$19,697,950
Net realized gain (loss)	6,768,820	34,168,125	(23,521,415)	93,932,303
Net change in unrealized appreciation (depreciation)	1,296,040	11,372,465	(24,474,487)	(38,976,462)

Net increase (decrease) in net assets resulting from operations	10,459,793	47,381,055	(23,757,926)	74,653,791

Distributions to Shareholders from:
Net investment income	(2,182,044)	(1,697,893)	(23,938,985)	(18,202,206)

Shareholder Transactions:
Proceeds from shares sold	266,442,635	346,162,374	396,601,556	916,059,144
Value of shares repurchased	(158,547,925)	(349,940,685)	(460,948,721)	(686,255,734)

Net increase (decrease) in net assets resulting from shares transactions	107,894,710	(3,778,311)	(64,347,165)	229,803,410

Increase (Decrease) in Net Assets	116,172,459	41,904,851	(112,044,076)	286,254,995

Net Assets:
Beginning of year	327,579,409	285,674,558	1,087,342,898	801,087,903

End of year	$443,751,868	$327,579,409	$975,298,822	$1,087,342,898

Undistributed net investment income at end of year	$539,344	$432,274	$3,485,993	$3,085,315

Changes in Shares Outstanding:
Shares sold	8,650,000	12,100,000	13,300,000	29,550,000
Shares repurchased	(5,100,000)	(12,400,000)	(15,400,000)	(22,100,000)
Shares outstanding, beginning of year	10,850,000	11,150,000	34,600,000	27,150,000

Shares outstanding, end of year	14,400,000	10,850,000	32,500,000	34,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)		PowerShares Russell 2000 Pure Growth Portfolio (PXSG)		PowerShares Russell 2000 Pure Value Portfolio (PXSV)		PowerShares Russell Midcap Equal Weight Portfolio (EQWM)
2016	2015	2016	2015	2016	2015	2016	2015

$127,115	$185,362	$80,568	$310,736	$1,724,311	$1,129,359	$426,021	$394,593
1,476,128	297,102	5,313,096	291,590	8,397,908	902,187	5,053,874	1,616,014
(2,766,711)	1,067,365	(8,134,006)	1,431,203	(14,486,084)	2,026,494	(6,753,851)	1,118,293

(1,163,468)	1,549,829	(2,740,342)	2,033,529	(4,363,865)	4,058,040	(1,273,956)	3,128,900

(138,899)	(180,742)	(145,600)	(404,987)	(1,647,876)	(1,010,155)	(425,755)	(386,382)

12,873,920	—	35,117,426	1,289,891	68,582,873	6,269,836	24,737,975	8,075,100
(14,648,979)	—	(38,302,893)	—	(74,996,370)	(2,600,649)	(33,973,183)	(7,392,512)

(1,775,059)	—	(3,185,467)	1,289,891	(6,413,497)	3,669,187	(9,235,208)	682,588

(3,077,426)	1,369,087	(6,071,409)	2,918,433	(12,425,238)	6,717,072	(10,934,919)	3,425,106

16,152,733	14,783,646	32,790,644	29,872,211	72,092,853	65,375,781	34,292,253	30,867,147

$13,075,307	$16,152,733	$26,719,235	$32,790,644	$59,667,615	$72,092,853	$23,357,334	$34,292,253

$14,585	$27,273	$14,997	$80,029	$322,551	$178,519	$48,478	$48,100

350,000	—	1,350,000	50,000	2,600,000	250,000	600,000	200,000
(400,000)	—	(1,500,000)	—	(2,900,000)	(100,000)	(850,000)	(200,000)
450,000	450,000	1,300,000	1,250,000	2,800,000	2,650,000	850,000	850,000

400,000	450,000	1,150,000	1,300,000	2,500,000	2,800,000	600,000	850,000

95

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2016 and 2015

	PowerShares Russell Midcap Pure Growth Portfolio (PXMG)		PowerShares Russell Midcap Pure Value Portfolio (PXMV)
	2016	2015	2016	2015
Operations:
Net investment income	$192,398	$1,361,832	$1,160,598	$783,939
Net realized gain (loss)	16,044,559	2,858,563	10,092,452	506,863
Net change in unrealized appreciation (depreciation)	(24,188,266)	2,664,286	(11,073,689)	2,388,681

Net increase (decrease) in net assets resulting from operations	(7,951,309)	6,884,681	179,361	3,679,483

Distributions to Shareholders from:
Net investment income	(409,368)	(1,325,669)	(1,090,750)	(710,318)

Shareholder Transactions:
Proceeds from shares sold	91,126,421	1,625,910	43,244,079	6,659,516
Value of shares repurchased	(103,621,188)	(10,869,623)	(44,306,740)	—

Net increase (decrease) in net assets resulting from shares transactions	(12,494,767)	(9,243,713)	(1,062,661)	6,659,516

Increase (Decrease) in Net Assets	(20,855,444)	(3,684,701)	(1,974,050)	9,628,681

Net Assets:
Beginning of year	87,870,438	91,555,139	52,337,646	42,708,965

End of year	$67,014,994	$87,870,438	$50,363,596	$52,337,646

Undistributed net investment income at end of year	$16,867	$233,837	$193,728	$123,899

Changes in Shares Outstanding:
Shares sold	2,800,000	50,000	1,550,000	250,000
Shares repurchased	(3,250,000)	(350,000)	(1,600,000)	—
Shares outstanding, beginning of year	2,750,000	3,050,000	1,900,000	1,650,000

Shares outstanding, end of year	2,300,000	2,750,000	1,850,000	1,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)		PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)		PowerShares Russell Top 200 Pure Value Portfolio (PXLV)		PowerShares Zacks Micro Cap Portfolio (PZI)
2016	2015	2016	2015	2016	2015	2016	2015

$735,628	$810,425	$1,176,283	$2,176,714	$1,194,351	$818,075	$344,756	$496,512
7,178,998	1,042,260	31,202,722	1,975,121	2,691,966	(34,420)	(1,028,304)	(510,688)
(8,004,214)	2,215,368	(32,667,566)	14,906,809	(1,493,930)	1,162,749	22,641	(58,247)

(89,588)	4,068,053	(288,561)	19,058,644	2,392,387	1,946,404	(660,907)	(72,423)

(736,635)	(759,003)	(1,168,868)	(2,084,013)	(1,133,932)	(752,115)	(314,529)	(822,121)

30,707,855	1,927,148	179,576,353	28,739,952	57,153,056	25,452,499	—	22,481,177
(38,325,557)	(3,757,982)	(172,206,268)	(6,534,201)	(31,730,490)	—	(6,919,902)	(54,448,541)

(7,617,702)	(1,830,834)	7,370,085	22,205,751	25,422,566	25,452,499	(6,919,902)	(31,967,364)

(8,443,925)	1,478,216	5,912,656	39,180,382	26,681,021	26,646,788	(7,895,338)	(32,861,908)

42,248,612	40,770,396	145,502,106	106,321,724	41,347,508	14,700,720	28,919,623	61,781,531

$33,804,687	$42,248,612	$151,414,762	$145,502,106	$68,028,529	$41,347,508	$21,024,285	$28,919,623

$81,363	$82,370	$302,414	$294,999	$173,391	$112,972	$93,697	$50,995

750,000	50,000	5,350,000	900,000	2,000,000	849,999	—	1,350,000
(950,000)	(100,000)	(5,050,000)	(200,001)	(1,050,000)	—	(450,000)	(3,350,000)
1,050,000	1,100,000	4,300,000	3,600,001	1,350,000	500,001	1,800,000	3,800,000

850,000	1,050,000	4,600,000	4,300,000	2,300,000	1,350,000	1,350,000	1,800,000

97

Financial Highlights

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.19	$25.62	$21.29	$18.73	$17.63
Net investment income(a)	0.19	0.18	0.10	0.21	0.15
Net realized and unrealized gain on investments	0.62	4.56	4.34	2.55	1.09
Total from investment operations	0.81	4.74	4.44	2.76	1.24
Distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.11)	(0.20)	(0.14)
Net asset value at end of year	$30.82	$30.19	$25.62	$21.29	$18.73
Market price at end of year(b)	$30.81	$30.17	$25.62	$21.28	$18.72
Net Asset Value Total Return(c)	2.70%	18.52%	20.91%	14.91%	7.18%
Market Price Total Return(c)	2.73%	18.44%	20.96%	14.92%	7.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$443,752	$327,579	$285,675	$212,897	$191,013
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.58%	0.58%	0.59%	0.61%
Expenses, prior to Waivers	0.57%	0.58%	0.58%	0.59%	0.62%
Net investment income, after Waivers	0.64%	0.63%	0.43%	1.08%	0.89%
Portfolio turnover rate(d)	97%	143%	123%	47%	64%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.43	$29.51	$25.21	$20.73	$20.35
Net investment income(a)	0.73	0.64	0.55	0.52	0.46
Net realized and unrealized gain (loss) on investments	(1.43)	1.88	4.30	4.48	0.38
Total from investment operations	(0.70)	2.52	4.85	5.00	0.84
Distributions to shareholders from:
Net investment income	(0.72)	(0.60)	(0.55)	(0.52)	(0.46)
Net asset value at end of year	$30.01	$31.43	$29.51	$25.21	$20.73
Market price at end of year(b)	$30.00	$31.42	$29.49	$25.22	$20.71
Net Asset Value Total Return(c)	(2.17)%	8.56%	19.48%	24.55%	4.34%
Market Price Total Return(c)	(2.18)%	8.60%	19.35%	24.72%	4.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$975,299	$1,087,343	$801,088	$574,825	$419,740
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.57%	0.57%	0.59%	0.59%
Expenses, prior to Waivers	0.57%	0.57%	0.57%	0.59%	0.59%
Net investment income, after Waivers	2.44%	2.10%	2.04%	2.36%	2.39%
Portfolio turnover rate(d)	98%	82%	103%	58%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights (continued)

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

	Year Ended April 30,
	2016		2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$35.89		$32.85		$27.80	$24.21	$25.32
Net investment income(a)	0.31		0.41		0.33	0.46	0.22
Net realized and unrealized gain (loss) on investments	(3.17)		3.03		5.12	3.60	(1.18)
Total from investment operations	(2.86)		3.44		5.45	4.06	(0.96)
Distributions to shareholders from:
Net investment income	(0.34)		(0.40)		(0.40)	(0.47)	(0.15)
Net asset value at end of year	$32.69		$35.89		$32.85	$27.80	$24.21
Market price at end of year(b)	$32.71		$35.90		$32.84	$27.76	$24.18
Net Asset Value Total Return(c)	(8.00)%		10.53%		19.76%	17.05%	(3.70)%
Market Price Total Return(c)	(7.97)%		10.59%		19.90%	17.03%	(3.85)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$13,075		$16,153		$14,784	$15,290	$15,735
Ratio to average net assets of:
Expenses, after Waivers	0.26	%(d)	0.39	%(d)	0.39%	0.39%	0.43%
Expenses, prior to Waivers	1.17	%(d)	0.98	%(d)	0.94%	1.22%	1.25%
Net investment income, after Waivers	0.94%		1.20%		1.06%	1.88%	0.97%
Portfolio turnover rate(e)	143%		7%		50%	45%	97%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights (continued)

PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

	Year Ended April 30,
	2016		2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.22		$23.90		$19.74		$17.66		$19.03
Net investment income(a)	0.06		0.25		0.20		0.13		0.07
Net realized and unrealized gain (loss) on investments	(1.93)		1.39		4.17		2.08		(1.44)
Total from investment operations	(1.87)		1.64		4.37		2.21		(1.37)
Distributions to shareholders from:
Net investment income	(0.12)		(0.32)		(0.21)		(0.13)		—
Net asset value at end of year	$23.23		$25.22		$23.90		$19.74		$17.66
Market price at end of year(b)	$23.26		$25.21		$23.89		$19.72		$17.64
Net Asset Value Total Return(c)	(7.47)%		6.92%		22.31%		12.63%		(7.20)%
Market Price Total Return(c)	(7.31)%		6.92%		22.38%		12.65%		(7.40)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,719		$32,791		$29,872		$26,646		$30,913
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.48%
Expenses, prior to Waivers	0.67	%(d)	0.69	%(d)	0.70	%(d)	0.92	%(d)	0.69%
Net investment income, after Waivers	0.27%		1.02%		0.90%		0.72%		0.41%
Portfolio turnover rate(e)	144%		6%		39%		39%		189%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights (continued)

PowerShares Russell 2000 Pure Value Portfolio (PXSV)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.75	$24.67	$19.63	$16.35	$17.07
Net investment income(a)	0.63	0.42	0.30	0.32	0.19
Net realized and unrealized gain (loss) on investments	(1.91)	1.03	5.03	3.31	(0.72)
Total from investment operations	(1.28)	1.45	5.33	3.63	(0.53)
Distributions to shareholders from:
Net investment income	(0.60)	(0.37)	(0.29)	(0.35)	(0.19)
Net asset value at end of year	$23.87	$25.75	$24.67	$19.63	$16.35
Market price at end of year(b)	$23.88	$25.75	$24.68	$19.61	$16.33
Net Asset Value Total Return(c)	(4.93)%	5.91%	27.29%	22.56%	(3.01)%
Market Price Total Return(c)	(4.90)%	5.87%	27.47%	22.58%	(3.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$59,668	$72,093	$65,376	$48,084	$52,312
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.50%	0.55%	0.54%	0.70%	0.64%
Net investment income, after Waivers	2.67%	1.65%	1.31%	1.87%	1.28%
Portfolio turnover rate(d)	137%	5%	43%	31%	109%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$40.34	$36.31	$30.41	$26.60	$27.15
Net investment income(a)	0.56	0.50	0.40	0.43	0.29
Net realized and unrealized gain (loss) on investments	(1.41)	4.03	5.90	3.80	(0.57)
Total from investment operations	(0.85)	4.53	6.30	4.23	(0.28)
Distributions to shareholders from:
Net investment income	(0.56)	(0.50)	(0.40)	(0.42)	(0.27)
Net asset value at end of year	$38.93	$40.34	$36.31	$30.41	$26.60
Market price at end of year(b)	$38.89	$40.35	$36.25	$30.39	$26.62
Net Asset Value Total Return(c)	(2.02)%	12.52%	20.85%	16.16%	(0.93)%
Market Price Total Return(c)	(2.14)%	12.73%	20.73%	16.00%	(0.85)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,357	$34,292	$30,867	$19,768	$18,623
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.69%	0.66%	0.69%	1.00%	1.01%
Net investment income, after Waivers	1.50%	1.31%	1.19%	1.58%	1.16%
Portfolio turnover rate(d)	135%	5%	50%	38%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights (continued)

PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.95	$30.02	$26.06	$22.65	$24.13
Net investment income(a)	0.07	0.47	0.33	0.26	0.13
Net realized and unrealized gain (loss) on investments	(2.72)	1.92	4.01	3.38	(1.53)
Total from investment operations	(2.65)	2.39	4.34	3.64	(1.40)
Distributions to shareholders from:
Net investment income	(0.16)	(0.46)	(0.38)	(0.23)	(0.08)
Net asset value at end of year	$29.14	$31.95	$30.02	$26.06	$22.65
Market price at end of year(b)	$29.12	$31.95	$29.99	$26.04	$22.63
Net Asset Value Total Return(c)	(8.34)%	7.98%	16.80%	16.23%	(5.74)%
Market Price Total Return(c)	(8.40)%	8.09%	16.77%	16.25%	(5.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$67,015	$87,870	$91,555	$82,101	$87,203
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.44%	0.46%	0.45%	0.54%	0.55%
Net investment income, after Waivers	0.25%	1.51%	1.19%	1.14%	0.61%
Portfolio turnover rate(d)	147%	3%	33%	33%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Financial Highlights (continued)

PowerShares Russell Midcap Pure Value Portfolio (PXMV)

	Year Ended April 30,
	2016		2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$27.55		$25.88		$20.98	$17.06	$17.07
Net investment income(a)	0.68		0.43		0.37	0.37	0.25
Net realized and unrealized gain (loss) on investments	(0.37)		1.63		4.87	3.94	(0.03)
Total from investment operations	0.31		2.06		5.24	4.31	0.22
Distributions to shareholders from:
Net investment income	(0.64)		(0.39)		(0.34)	(0.39)	(0.23)
Net asset value at end of year	$27.22		$27.55		$25.88	$20.98	$17.06
Market price at end of year(b)	$27.21		$27.53		$25.87	$20.98	$17.04
Net Asset Value Total Return(c)	1.35%		7.98%		25.19%	25.74%	1.42%
Market Price Total Return(c)	1.39%		7.94%		25.14%	25.89%	1.30%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$50,364		$52,338		$42,709	$28,321	$32,408
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39	%(d)	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.54	%(d)	0.56	%(d)	0.62%	0.82%	0.79%
Net investment income, after Waivers	2.62%		1.58%		1.56%	2.08%	1.57%
Portfolio turnover rate(e)	131%		4%		33%	25%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$40.24	$37.06	$30.97	$26.66	$26.42
Net investment income(a)	0.78	0.75	0.63	0.65	0.57
Net realized and unrealized gain (loss) on investments	(0.48)	3.14	6.03	4.35	0.32
Total from investment operations	0.30	3.89	6.66	5.00	0.89
Distributions to shareholders from:
Net investment income	(0.77)	(0.71)	(0.57)	(0.69)	(0.65)
Net asset value at end of year	$39.77	$40.24	$37.06	$30.97	$26.66
Market price at end of year(b)	$39.73	$40.21	$37.08	$30.98	$26.66
Net Asset Value Total Return(c)	0.81%	10.52%	21.69%	19.10%	3.64%
Market Price Total Return(c)	0.78%	10.38%	21.72%	19.15%	3.64%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$33,805	$42,249	$40,770	$27,874	$25,326
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.39%	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.54%	0.57%	0.60%	0.80%	0.90%
Net investment income, after Waivers	1.99%	1.92%	1.85%	2.38%	2.32%
Portfolio turnover rate(d)	101%	3%	38%	43%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Financial Highlights (continued)

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

	Year Ended April 30,				For the Period June 13, 2011(a) Through April 30, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$33.84	$29.53	$25.10	$22.20	$20.00
Net investment income(b)	0.28	0.55	0.50	0.39	0.28
Net realized and unrealized gain (loss) on investments	(0.91)	4.29	4.57	2.87	2.09
Total from investment operations	(0.63)	4.84	5.07	3.26	2.37
Distributions to shareholders from:
Net investment income	(0.29)	(0.53)	(0.62)	(0.36)	(0.17)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.29)	(0.53)	(0.64)	(0.36)	(0.17)
Net asset value at end of period	$32.92	$33.84	$29.53	$25.10	$22.20
Market price at end of period(c)	$32.92	$33.82	$29.52	$25.08	$22.19
Net Asset Value Total Return(d)	(1.89)%	16.49%	20.54%	14.87%	11.99	%(e)
Market Price Total Return(d)	(1.83)%	16.46%	20.59%	14.83%	11.94	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$151,415	$145,502	$106,322	$82,816	$4,440
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.39%	0.43%	0.45%	0.79%	7.69	%(f)
Net investment income, after Waivers	0.85%	1.73%	1.84%	1.63%	1.54	%(f)
Portfolio turnover rate(g)	105%	2%	22%	90%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the exchange) to April 30, 2012 was 13.81%. The market price total return from Fund Inception to April 30, 2012 was 13.87%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Financial Highlights (continued)

PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

	Year Ended April 30,				For the Period June 13, 2011(a) Through April 30, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$30.63	$29.40	$25.16	$20.37	$20.00
Net investment income(b)	0.80	0.72	0.63	0.52	0.39
Net realized and unrealized gain (loss) on investments	(1.09)	1.16	4.17	4.77	0.33
Total from investment operations	(0.29)	1.88	4.80	5.29	0.72
Distributions to shareholders from:
Net investment income	(0.76)	(0.65)	(0.54)	(0.50)	(0.35)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.76)	(0.65)	(0.56)	(0.50)	(0.35)
Net asset value at end of period	$29.58	$30.63	$29.40	$25.16	$20.37
Market price at end of period(c)	$29.55	$30.62	$29.39	$25.16	$20.35
Net Asset Value Total Return(d)	(0.84)%	6.41%	19.27%	26.41%	3.80	%(e)
Market Price Total Return(d)	(0.92)%	6.41%	19.23%	26.53%	3.70	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$68,029	$41,348	$14,701	$7,549	$8,148
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.55%	0.62%	1.05%	2.10%	2.87	%(f)
Net investment income, after Waivers	2.78%	2.37%	2.32%	2.43%	2.38	%(f)
Portfolio turnover rate(g)	77%	2%	23%	9%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the exchange) to April 30, 2012 was 5.17%. The market price total return from Fund Inception to April 30, 2012 was 5.23%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Financial Highlights (continued)

PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$16.07	$16.26	$13.57	$11.34	$12.53
Net investment income(a)	0.21	0.21	0.20	0.20	0.10
Net realized and unrealized gain (loss) on investments	(0.52)	(0.09)	2.65	2.25	(1.16)
Total from investment operations	(0.31)	0.12	2.85	2.45	(1.06)
Distributions to shareholders from:
Net investment income	(0.19)	(0.31)	(0.16)	(0.22)	(0.13)
Net asset value at end of year	$15.57	$16.07	$16.26	$13.57	$11.34
Market price at end of year(b)	$15.57	$16.05	$16.25	$13.54	$11.32
Net Asset Value Total Return(c)	(1.94)%	0.71%	21.06%	21.95%	(8.34)%
Market Price Total Return(c)	(1.82)%	0.64%	21.25%	21.90%	(8.42)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,024	$28,920	$61,782	$42,055	$34,019
Ratio to average net assets of:
Expenses, after Waivers(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(d)	1.00%	0.90%	0.79%	0.98%	0.92%
Net investment income, after Waivers	1.37%	1.28%	1.29%	1.72%	0.92%
Portfolio turnover rate(e)	134%	115%	123%	96%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Large Cap Growth Portfolio (PWB)	“Dynamic Large Cap Growth Portfolio”
PowerShares Dynamic Large Cap Value Portfolio (PWV)	“Dynamic Large Cap Value Portfolio”
PowerShares Russell 2000 Equal Weight Portfolio (EQWS)	“Russell 2000 Equal Weight Portfolio”
PowerShares Russell 2000 Pure Growth Portfolio (PXSG)	“Russell 2000 Pure Growth Portfolio”
PowerShares Russell 2000 Pure Value Portfolio (PXSV)	“Russell 2000 Pure Value Portfolio”
PowerShares Russell Midcap Equal Weight Portfolio (EQWM)	“Russell Midcap Equal Weight Portfolio”
PowerShares Russell Midcap Pure Growth Portfolio (PXMG)	“Russell Midcap Pure Growth Portfolio”
PowerShares Russell Midcap Pure Value Portfolio (PXMV)	“Russell Midcap Pure Value Portfolio”
PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)	“Russell Top 200 Equal Weight Portfolio”
PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)	“Russell Top 200 Pure Growth Portfolio”
PowerShares Russell Top 200 Pure Value Portfolio (PXLV)	“Russell Top 200 Pure Value Portfolio”
PowerShares Zacks Micro Cap Portfolio (PZI)	“Zacks Micro Cap Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
Russell 2000 Equal Weight Portfolio	Russell 2000® Equal Weight Index
Russell 2000 Pure Growth Portfolio	Russell 2000® Pure Growth Index
Russell 2000 Pure Value Portfolio	Russell 2000® Pure Value Index
Russell Midcap Equal Weight Portfolio	Russell Midcap® Equal Weight Index
Russell Midcap Pure Growth Portfolio	Russell Midcap® Pure Growth Index
Russell Midcap Pure Value Portfolio	Russell Midcap® Pure Value Index
Russell Top 200 Equal Weight Portfolio	Russell Top 200® Equal Weight Index
Russell Top 200 Pure Growth Portfolio	Russell Top 200® Pure Growth Index
Russell Top 200 Pure Value Portfolio	Russell Top 200® Pure Value Index
Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

107

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

108

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Russell Top 200 Pure Growth Portfolio and Russell Top 200 Pure Value Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. For Russell 2000 Equal Weight Portfolio, Russell 2000 Pure Growth Portfolio, Russell 2000 Pure Value Portfolio, Russell Midcap Equal Weight Portfolio, Russell Midcap Pure Growth Portfolio and Russell Midcap Pure Value Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For Dynamic Large Cap Growth Portfolio, Russell 2000 Pure Growth Portfolio, Russell Midcap Pure Growth Portfolio and Russell Top 200 Pure Growth Portfolio, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Micro Capitalization Company Risk. Zacks Micro Cap Portfolio’s investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

Value Risk. For Dynamic Large Cap Value Portfolio, Russell 2000 Pure Value Portfolio, Russell Midcap Pure Value Portfolio and Russell Top 200 Pure Value Portfolio, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

109

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-

110

dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended April 30, 2016, Russell 2000 Pure Growth Portfolio, Russell 2000 Pure Value Portfolio, Russell Midcap Equal Weight Portfolio, Russell Midcap Pure Growth Portfolio, Russell Midcap Pure Value Portfolio and Zacks Micro Cap Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio, Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio, Russell Top 200 Equal Weight Portfolio and Zacks Micro Cap Portfolio) has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio and Russell Top 200 Equal Weight Portfolio has agreed to pay the Adviser an annual fee of 0.25% (0.29% prior to May 22, 2015) of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio, Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio, Russell Top 200 Equal Weight Portfolio and Zacks Micro Cap Portfolio) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2017. The Expense Cap for each of Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio and Russell Top 200 Equal Weight Portfolio is 0.25% (0.39% prior to May 22, 2015) of the Fund’s average daily net assets per year, through at least August 31, 2017. The Expense Cap for each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2017, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Offering costs excluded from each Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2017. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Russell Top 200 Pure Growth Portfolio.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

111

For the fiscal year ended April 30, 2016, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth Portfolio	$298
Dynamic Large Cap Value Portfolio	1,030
Russell 2000 Equal Weight Portfolio	122,434
Russell 2000 Pure Growth Portfolio	85,794
Russell 2000 Pure Value Portfolio	69,112
Russell Midcap Equal Weight Portfolio	121,212
Russell Midcap Pure Growth Portfolio	43,170
Russell Midcap Pure Value Portfolio	67,442
Russell Top 200 Equal Weight Portfolio	104,177
Russell Top 200 Pure Growth Portfolio	195
Russell Top 200 Pure Value Portfolio	67,750
Zacks Micro Cap Portfolio	76,233

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2016 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/17	4/30/18	4/30/19
Russell 2000 Equal Weight Portfolio	$300,712	$86,766	$91,595	$122,351
Russell 2000 Pure Growth Portfolio	266,983	88,188	93,101	85,694
Russell 2000 Pure Value Portfolio	266,499	88,541	108,992	68,966
Russell Midcap Equal Weight Portfolio	280,932	79,739	80,056	121,137
Russell Midcap Pure Growth Portfolio	159,830	52,601	64,245	42,984
Russell Midcap Pure Value Portfolio	238,884	84,721	86,833	67,330
Russell Top 200 Equal Weight Portfolio	252,658	72,372	76,197	104,089
Russell Top 200 Pure Growth Portfolio	101,105	55,612	45,493	—
Russell Top 200 Pure Value Portfolio	229,060	81,582	79,809	67,669
Zacks Micro Cap Portfolio	203,359	50,214	77,042	76,103

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth Portfolio	NYSE Group, Inc.
Dynamic Large Cap Value Portfolio	NYSE Group, Inc.
Russell 2000 Equal Weight Portfolio	Frank Russell Company
Russell 2000 Pure Growth Portfolio	Frank Russell Company
Russell 2000 Pure Value Portfolio	Frank Russell Company
Russell Midcap Equal Weight Portfolio	Frank Russell Company
Russell Midcap Pure Growth Portfolio	Frank Russell Company
Russell Midcap Pure Value Portfolio	Frank Russell Company
Russell Top 200 Equal Weight Portfolio	Frank Russell Company
Russell Top 200 Pure Growth Portfolio	Frank Russell Company
Russell Top 200 Pure Value Portfolio	Frank Russell Company
Zacks Micro Cap Portfolio	Zacks Investment Research

112

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended April 30, 2016.

Russell 2000 Equal Weight Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$4,889	$(961)	$(626)	$(64)	$3,238	$395

Russell 2000 Pure Value Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$376,137	$(53,287)	$(58,261)	$(6,625)	$257,964	$33,490

Russell Midcap Equal Weight Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2016	Dividend Income
Invesco Ltd.	$423,478	$302,521	$(699,007)	$(90,572)	$76,139	$12,559	$3,001

Russell Midcap Pure Growth Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Mortgage Capital, Inc. REIT*	$347,563	$262,856	$(620,868)	$44,014	$(33,565)	$—	$—

*	At April 30, 2016, this security was no longer held.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

113

Except for the Funds listed below, as of April 30, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Russell 2000 Equal Weight Portfolio
Equity Securities	$13,092,985	$14	$1,116	$13,094,115

Russell 2000 Pure Value Portfolio
Equity Securities	$62,560,048	$—	$104,888	$62,664,936

Zacks Micro Cap Portfolio
Equity Securities	$21,317,692	$—	$2,209	$21,319,901

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
	Ordinary Income	Ordinary Income
Dynamic Large Cap Growth Portfolio	$2,182,044	$1,697,893
Dynamic Large Cap Value Portfolio	23,938,985	18,202,206
Russell 2000 Equal Weight Portfolio	138,899	180,742
Russell 2000 Pure Growth Portfolio	145,600	404,987
Russell 2000 Pure Value Portfolio	1,647,876	1,010,155
Russell Midcap Equal Weight Portfolio	425,755	386,382
Russell Midcap Pure Growth Portfolio	409,368	1,325,669
Russell Midcap Pure Value Portfolio	1,090,750	710,318
Russell Top 200 Equal Weight Portfolio	736,635	759,003
Russell Top 200 Pure Growth Portfolio	1,168,868	2,084,013
Russell Top 200 Pure Value Portfolio	1,133,932	752,115
Zacks Micro Cap Portfolio	314,529	822,121

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth Portfolio	$571,159	$(31,815)	$35,147,537	$—	$(246,244,318)	$(9,146,767)	$663,456,072	$443,751,868
Dynamic Large Cap Value Portfolio	3,528,051	(42,058)	41,309,363	—	(199,857,395)	(33,105,856)	1,163,466,717	975,298,822
Russell 2000 Equal Weight Portfolio	30,074	(14,063)	(631,269)	—	(9,593,005)	(655,913)	23,939,483	13,075,307
Russell 2000 Pure Growth Portfolio	30,387	(15,390)	(3,154,296)	—	(32,769,693)	(851)	62,629,078	26,719,235
Russell 2000 Pure Value Portfolio	339,783	(17,232)	(5,633,883)	2	(37,378,801)	(1,448,765)	103,806,511	59,667,615
Russell Midcap Equal Weight Portfolio	63,001	(14,523)	(2,039,522)	—	(10,594,563)	(410,690)	36,353,631	23,357,334
Russell Midcap Pure Growth Portfolio	39,135	(22,268)	(7,207,789)	—	(161,867,752)	—	236,073,668	67,014,994
Russell Midcap Pure Value Portfolio	209,723	(15,995)	(1,498,231)	—	(37,852,086)	—	89,520,185	50,363,596

114

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Russell Top 200 Equal Weight Portfolio	$96,456	$(15,093)	$(213,778)	$—	$(10,797,188)	$(161,384)	$44,895,674	$33,804,687
Russell Top 200 Pure Growth Portfolio	313,790	(11,376)	(1,486,902)	—	(2,340,839)	(5,492)	154,945,581	151,414,762
Russell Top 200 Pure Value Portfolio	183,047	(9,656)	1,022,990	—	(880,216)	—	67,712,364	68,028,529
Zacks Micro Cap Portfolio	139,449	(17,259)	1,482,349	—	(69,673,446)	(779,969)	89,873,161	21,024,285

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2016:

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Large Cap Growth Portfolio	$68,715,641	$131,638,879	$15,986,258	$29,903,540	$—	$246,244,318	$14,024,455
Dynamic Large Cap Value Portfolio	22,558,581	56,819,182	17,964,198	89,975,320	12,540,114	199,857,395	2,783,761
Russell 2000 Equal Weight Portfolio	2,738,120	2,009,294	2,491,519	1,616,951	737,121	9,593,005	1,028,299
Russell 2000 Pure Growth Portfolio	9,888,431	10,392,627	4,547,805	5,052,782	2,888,048	32,769,693	6,666,558
Russell 2000 Pure Value Portfolio	16,547,947	9,588,502	5,376,983	1,312,125	4,553,244	37,378,801	8,615,687
Russell Midcap Equal Weight Portfolio	3,815,763	3,611,366	741,893	1,442,431	983,110	10,594,563	628,828
Russell Midcap Pure Growth Portfolio	54,769,394	82,364,246	12,021,724	7,498,360	5,214,028	161,867,752	5,112,579
Russell Midcap Pure Value Portfolio	12,697,113	18,996,863	2,751,107	2,459,036	947,967	37,852,086	5,347,255
Russell Top 200 Equal Weight Portfolio	2,328,337	5,621,834	1,626,267	951,778	268,972	10,797,188	87,112
Russell Top 200 Pure Growth Portfolio	—	—	—	921,324	1,419,515	2,340,839	—
Russell Top 200 Pure Value Portfolio	—	—	—	377,191	503,025	880,216	—
Zacks Micro Cap Portfolio	28,782,755	12,380,833	7,234,973	19,513,243	1,761,642	69,673,446	14,330,930

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

115

Note 7. Investment Transactions

For the fiscal year ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Large Cap Growth Portfolio	$364,472,933	$365,163,753
Dynamic Large Cap Value Portfolio	971,870,026	970,618,740
Russell 2000 Equal Weight Portfolio	19,514,821	19,537,154
Russell 2000 Pure Growth Portfolio	43,472,408	43,959,857
Russell 2000 Pure Value Portfolio	88,643,294	88,783,805
Russell Midcap Equal Weight Portfolio	38,755,897	38,451,221
Russell Midcap Pure Growth Portfolio	114,805,832	114,495,355
Russell Midcap Pure Value Portfolio	59,939,841	59,119,489
Russell Top 200 Equal Weight Portfolio	37,073,231	38,831,112
Russell Top 200 Pure Growth Portfolio	146,143,987	146,250,590
Russell Top 200 Pure Value Portfolio	34,124,852	34,556,807
Zacks Micro Cap Portfolio	33,782,149	33,684,831

For the fiscal year ended April 30, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Large Cap Growth Portfolio	$266,306,487	$157,411,218
Dynamic Large Cap Value Portfolio	395,775,578	460,247,244
Russell 2000 Equal Weight Portfolio	12,809,631	14,549,031
Russell 2000 Pure Growth Portfolio	35,046,325	37,796,078
Russell 2000 Pure Value Portfolio	68,258,182	74,254,530
Russell Midcap Equal Weight Portfolio	24,744,111	34,216,678
Russell Midcap Pure Growth Portfolio	91,131,976	104,002,481
Russell Midcap Pure Value Portfolio	43,123,972	44,728,569
Russell Top 200 Equal Weight Portfolio	30,588,440	36,378,439
Russell Top 200 Pure Growth Portfolio	179,149,401	171,608,139
Russell Top 200 Pure Value Portfolio	57,037,494	31,115,321
Zacks Micro Cap Portfolio	—	6,880,111

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Large Cap Growth Portfolio	$41,767,532	$(6,619,995)	$35,147,537	$408,566,432
Dynamic Large Cap Value Portfolio	60,377,854	(19,068,491)	41,309,363	934,095,309
Russell 2000 Equal Weight Portfolio	1,111,205	(1,742,474)	(631,269)	13,725,384
Russell 2000 Pure Growth Portfolio	2,135,366	(5,289,662)	(3,154,296)	31,982,609
Russell 2000 Pure Value Portfolio	4,903,149	(10,537,032)	(5,633,883)	68,298,819
Russell Midcap Equal Weight Portfolio	1,353,040	(3,392,562)	(2,039,522)	25,521,686
Russell Midcap Pure Growth Portfolio	5,293,916	(12,501,705)	(7,207,789)	74,487,841
Russell Midcap Pure Value Portfolio	3,303,857	(4,802,088)	(1,498,231)	54,268,918
Russell Top 200 Equal Weight Portfolio	2,267,568	(2,481,346)	(213,778)	34,033,570
Russell Top 200 Pure Growth Portfolio	10,336,775	(11,823,677)	(1,486,902)	152,897,999
Russell Top 200 Pure Value Portfolio	2,342,512	(1,319,522)	1,022,990	67,002,053
Zacks Micro Cap Portfolio	2,277,045	(794,696)	1,482,349	19,837,552

116

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2016, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth Portfolio	$(105,819)	$(9,054,835)	$9,160,654
Dynamic Large Cap Value Portfolio	101,687	(50,264,549)	50,162,862
Russell 2000 Equal Weight Portfolio	(904)	(2,021,479)	2,022,383
Russell 2000 Pure Growth Portfolio	—	(975,891)	975,891
Russell 2000 Pure Value Portfolio	67,597	(6,421,900)	6,354,303
Russell Midcap Equal Weight Portfolio	112	(5,766,205)	5,766,093
Russell Midcap Pure Growth Portfolio	—	(14,376,116)	14,376,116
Russell Midcap Pure Value Portfolio	(19)	(5,805,154)	5,805,173
Russell Top 200 Equal Weight Portfolio	—	(7,749,637)	7,749,637
Russell Top 200 Pure Growth Portfolio	—	(32,597,245)	32,597,245
Russell Top 200 Pure Value Portfolio	—	(3,896,224)	3,896,224
Zacks Micro Cap Portfolio	12,475	13,748,309	(13,760,784)

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

On February 18, 2016, mutual funds affiliated with the Funds’ Adviser purchased in the secondary market 1,019,916 Shares of Russell Top 200 Pure Growth Portfolio valued at $30,960,774 and 1,097,263 Shares of Russell Top 200 Pure Value Portfolio valued at $29,526,689.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares Zacks Micro Cap Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2016

118

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

In addition to the fees and expenses which the PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio and PowerShares Zacks Micro Cap Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Large Cap Growth Portfolio (PWB)
Actual	$1,000.00	$993.45	0.57%	$2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.57	2.87
PowerShares Dynamic Large Cap Value Portfolio (PWV)
Actual	1,000.00	1,018.78	0.57	2.86
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.57	2.87
PowerShares Russell 2000 Equal Weight Portfolio (EQWS)
Actual	1,000.00	988.12	0.25	1.24
Hypothetical (5% return before expenses)	1,000.00	1,023.62	0.25	1.26
PowerShares Russell 2000 Pure Growth Portfolio (PXSG)
Actual	1,000.00	950.55	0.39	1.89
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96

119

Fees and Expenses (continued)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Russell 2000 Pure Value Portfolio (PXSV)
Actual	$1,000.00	$1,002.06	0.39%	$1.94
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
PowerShares Russell Midcap Equal Weight Portfolio (EQWM)
Actual	1,000.00	1,038.50	0.25	1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.62	0.25	1.26
PowerShares Russell Midcap Pure Growth Portfolio (PXMG)
Actual	1,000.00	952.70	0.39	1.89
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
PowerShares Russell Midcap Pure Value Portfolio (PXMV)
Actual	1,000.00	1,057.66	0.39	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)
Actual	1,000.00	1,010.16	0.25	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.62	0.25	1.26
PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)
Actual	1,000.00	965.28	0.39	1.91
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
PowerShares Russell Top 200 Pure Value Portfolio (PXLV)
Actual	1,000.00	1,020.30	0.39	1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39	1.96
PowerShares Zacks Micro Cap Portfolio (PZI)
Actual	1,000.00	1,012.16	0.70	3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

120

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares Dynamic Large Cap Growth Portfolio	100%	100%
PowerShares Dynamic Large Cap Value Portfolio	100%	100%
PowerShares Russell 2000 Equal Weight Portfolio	100%	100%
PowerShares Russell 2000 Pure Growth Portfolio	100%	97%
PowerShares Russell 2000 Pure Value Portfolio	81%	78%
PowerShares Russell Midcap Equal Weight Portfolio	100%	100%
PowerShares Russell Midcap Pure Growth Portfolio	100%	95%
PowerShares Russell Midcap Pure Value Portfolio	86%	82%
PowerShares Russell Top 200 Equal Weight Portfolio	100%	100%
PowerShares Russell Top 200 Pure Growth Portfolio	100%	100%
PowerShares Russell Top 200 Pure Value Portfolio	100%	100%
PowerShares Zacks Micro Cap Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

121

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	124	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	124	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; and Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	124	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

122

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	124	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	124	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

123

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	124	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

124

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

125

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President, Principal Executive Officer and Treasurer, The Invesco Funds (2016-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, Treasurer and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

126

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index , as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for

127

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth, Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps below, were 0.01%, -0.05% and -0.39% and, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio.).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2017, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

128

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

129

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X

130

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio	X	X	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X	X	X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio		X	X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X

131

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

132

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2016 Invesco PowerShares Capital Management LLC		P-PS-AR-5
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2016

2016 Annual Report to Shareholders

PPA	PowerShares Aerospace & Defense Portfolio

PZD	PowerShares CleantechTM Portfolio

PDP	PowerShares DWA Momentum Portfolio

PSP	PowerShares Global Listed Private Equity Portfolio

PGJ	PowerShares Golden Dragon China Portfolio

PBP	PowerShares S&P 500 BuyWrite Portfolio

SPHQ	PowerShares S&P 500® Quality Portfolio (formerly, PowerShares S&P 500® High Quality Portfolio)

PHO	PowerShares Water Resources Portfolio

PBW	PowerShares WilderHill Clean Energy Portfolio

PUW	PowerShares WilderHill Progressive Energy Portfolio

2

The Market Environment

US Equity

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the “Fed”) might raise interest rates—and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

Global Equity

The global economy continued to expand, albeit slowly, during the fiscal year ended April 30, 2016. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates—even as the European Central Bank extended its asset purchase program and the Bank of Japan introduced additional quantitative easing.

Global equity markets faced significant headwinds during the fiscal year, although developed markets were generally able to better withstand these headwinds than more fragile emerging markets. As the reporting period began, diverging monetary policy caused the US dollar to strengthen against many other currencies. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing. However, 2016 began on a sharply negative note, with equity markets falling as the price of oil declined. In February 2016, markets reversed course, bouncing back sharply as economic data and earnings were better than had been feared. In Japan and Europe, central banks signaled their ongoing commitment to very loose monetary policy, but in the US, the Fed indicated that it may delay additional interest rate increases. As a result, the US dollar fell sharply against the euro and Japanese yen; this benefited oil and stock prices generally. For the reporting period as a whole, US equity markets were mixed, while developed international equity markets were down modestly. Although emerging markets rallied strongly toward the end of the reporting period, many—particularly China, Brazil and Russia—were down significantly for the fiscal year.

3

PPA	Manager’s Analysis
PowerShares Aerospace & Defense Portfolio (PPA)

As an index fund, the PowerShares Aerospace & Defense Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Index.

ISBC, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures in selecting constituents for inclusion in the Index, the Index Provider seeks to measure the performance of securities in the defense, military, homeland security and space marketplace. The Index includes securities of companies that are principally engaged in the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations listed on the NYSE, NYSE MKT or quoted on the NASDAQ. To have its securities eligible for inclusion in the Index, a company’s securities must, during the 25 days prior to the date that its securities are included in the Index, have maintained a minimum $100 million market valuation, a minimum $5 daily sale price and a minimum average daily trading volume of 50,000 shares. A company must also have a quarterly sales/revenue/ turnover of at least $10 million for the two announced quarters prior to the inclusion date. Companies that qualify and are selected for inclusion in the Index are weighted according to a modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 3.46%. On a net asset value (“NAV”) basis, the Fund returned 3.43%. During the same time period, the Index returned 4.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Aerospace & Defense Index (the “Benchmark Index”) returned 7.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Index, and as such the Fund, limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the IT services industry and most underweight in the aerospace & defense industry during the fiscal year ended

April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the diversified telecommunication services and software industries.

For the fiscal year ended April 30, 2016, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the IT services and communications equipment industries, respectively. The software industry detracted most significantly from the Fund’s return, followed by the diversified telecommunication services (no longer held at fiscal year-end) and electronic equipment, instruments & components industries, respectively.

Positions that contributed most significantly to the Fund’s return included Lockheed Martin Corp., an aerospace & defense company (portfolio average weight of 6.65%), and Northrop Grumman Corp., an aerospace & defense company (portfolio average weight of 4.80%). Positions that detracted most significantly from the Fund’s return included FireEye, Inc., a software company (portfolio average weight of 1.75%), and Esterline Technologies Corp., an aerospace & defense company (portfolio average weight of 0.91%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Aerospace & Defense	77.7
IT Services	6.8
Communications Equipment	5.4
Containers & Packaging	3.9
Machinery	2.7
Electronic Equipment, Instruments & Components	2.0
Software	1.1
Trading Companies & Distributors	0.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
United Technologies Corp.	6.9
Lockheed Martin Corp.	6.8
Honeywell International, Inc.	6.6
Boeing Co. (The)	6.6
General Dynamics Corp.	6.6
Raytheon Co.	5.8
Northrop Grumman Corp.	5.7
TransDigm Group, Inc.	4.0
Textron, Inc.	4.0
L-3 Communications Holdings, Inc.	3.9
Total	56.9

*	Excluding money market fund holdings.

4

PowerShares Aerospace & Defense Portfolio (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
SPADE® Defense Index	4.10%	18.39%	65.93%	14.41%	96.03%	9.54%	148.76%	10.70%	191.21%
S&P Composite 1500 Aerospace & Defense Index	7.71	18.88	68.00	15.00	101.14	10.47	170.77	12.21	235.70
Fund
NAV Return	3.43	17.63	62.77	13.66	89.66	8.84	133.18	9.99	172.02
Market Price Return	3.46	17.65	62.86	13.65	89.62	8.83	133.13	9.99	172.14

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PZD	Manager’s Analysis
PowerShares CleantechTM Portfolio (PZD)

As an index fund, the PowerShares CleantechTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The Cleantech IndexTM (PO) (the “Index”). The Fund generally will invest at least 90% of its total assets in stocks of clean technology (or “cleantech”) companies that comprise the Index and American depositary receipts based on the stocks in the Index.

Cleantech Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider identifies the securities for inclusion in the Index. The Index Provider considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products across a broad range of industries. To be eligible for inclusion in the Index, a company must derive at least 50% of its sales or operating profits from cleantech businesses, maintain a three-month average market capitalization of at least $200 million, maintain a one-month average floated market capitalization of at least $150 million, maintain a listing on a securities exchange, and have a minimum average trading value of at least $200,000 per trading day for the trailing three-month period. The Index Provider further screens securities that meet the selection criteria. These screens include, but are not limited to, profitability, earnings growth and quality, business strategy, sector leadership and position, sector redundancy, intellectual property, impact on the environment, management quality, solvency, existing litigation and governance issues. In general, the Index equally weights its component securities within several bands based upon their market capitalization. Below a certain threshold, the Index Provider determines the bands based upon floated market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (0.05)%. On a net asset value (“NAV”) basis, the Fund returned 0.12%. During the same time period, the Index returned (0.75)%. During the fiscal year, the Fund fully replicated the components of the Index. The Fund outperformed the return of its Index, despite incurring fees and operating expenses, primarily due to the Index being calculated on a price return basis, which does not reflect any dividend income received from constituent securities, while the Fund’s NAV basis return reflects this income. In addition, the Fund’s return was benefitted by revenue generated through the Fund’s securities lending program.

For the fiscal year ended April 30, 2016, the professional services industry contributed most significantly to the Fund’s return, followed by the machinery and life sciences tools & services industries, respectively. The auto components industry detracted most significantly from the Fund’s return, followed by the independent power and renewable electricity producers and communications equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return included Vestas Wind Systems A/S, an electrical equipment company (portfolio average weight of 3.17%), and SMA Solar Technology AG, a semiconductors & semiconductor equipment company (portfolio average weight of 1.02%). Positions that detracted most significantly from the Fund’s return included BorgWarner Inc., an auto components company (portfolio average weight of 2.69%), and Sensata Technologies Holding NV, an electrical equipment company (portfolio average weight of 2.73%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Electrical Equipment	19.2
Machinery	11.5
Semiconductors & Semiconductor Equipment	9.8
Software	8.1
Professional Services	7.9
Electronic Equipment, Instruments & Components	7.5
Chemicals	6.6
Industrial Conglomerates	6.6
Auto Components	6.0
Independent Power & Renewable Electricity Producers	3.2
Life Sciences Tools & Services	2.8
Aerospace & Defense	2.7
Building Products	2.6
Commercial Services & Supplies	2.0
Communications Equipment	1.4
Construction & Engineering	0.9
Real Estate Investment Trusts	0.9
Money Market Funds Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
ABB Ltd.	3.2
Novozymes A/S, Class B	3.2
Johnson Controls, Inc.	3.1
SGS SA	3.1
Intertek Group PLC	3.1
Schneider Electric SE	3.1
Autodesk, Inc.	3.0
ANSYS, Inc.	3.0
Vestas Wind Systems A/S	3.0
Xylem, Inc.	3.0
Total	30.8

*	Excluding money market fund holdings.

6

PowerShares CleantechTM Portfolio (PZD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
The Cleantech IndexTM (PO)††	(0.75)%	6.19%	19.75%	0.27%	1.37%	2.15%	22.49%
Fund
NAV Return	0.12	6.99	22.46	1.12	5.71	2.72	29.13
Market Price Return	(0.05)	7.00	22.50	1.05	5.36	2.68	28.63

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72%, and the net annual operating expense ratio was indicated as 0.67%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Price only, and does not reflect dividends paid by the holdings in the Index.

7

PDP	Manager’s Analysis
PowerShares DWA Momentum Portfolio (PDP)

As an index fund, the PowerShares DWA Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Technical Leaders Index (PO) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes common stocks pursuant to a proprietary selection methodology that is designed to identify companies listed on the U.S. exchanges that demonstrate powerful relative strength characteristics. The Index Provider evaluates companies quarterly and ranks a universe of eligible securities using a proprietary relative strength methodology. Eligible securities must be one of the 1,000 largest constituents of the NASDAQ by market capitalization and have a minimum three-month average daily dollar trading volume of $1 million. The methodology takes into account, among other things, the performance of each of the approximately 1,000 largest companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. The Index Provider identifies approximately 100 of these stocks for inclusion in the Underlying Index. The stocks that the Index Provider includes receive a modified equal weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (4.29)%. On a net asset value (“NAV”) basis, the Fund returned (4.29)%. During the same time period, the Index returned (4.54)%. During the fiscal year, the Fund fully replicated the components of the Index. The Fund outperformed the return of its Index, despite incurring fees and operating expenses, primarily due to the Index being calculated on a price return basis, which does not reflect any dividend income received from constituent securities, while the Fund’s NAV basis return reflects this income.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 0.32%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,810 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and exposure to growth stocks. The Benchmark Index performance comparison is a useful measure for investors as a broad representation of the U.S. growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was overweight in the consumer discretionary sector and underweight in the information technology sector during the fiscal year ended April 30, 2016. Therefore, a majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the health care and consumer discretionary sectors as well as being underweight in the energy and telecommunication services sectors.

For the fiscal year ended April 30, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included O’Reilly Automotive, Inc., a consumer discretionary company (portfolio average weight of 2.82%), and Henry Schein, Inc., a health care company (portfolio average weight of 2.34%). Positions that detracted most significantly from the Fund’s return included Jazz Pharmaceuticals PLC, a health care company (no longer held at fiscal year-end), and Anacor Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Discretionary	20.4
Financials	17.8
Industrials	16.4
Information Technology	12.8
Consumer Staples	11.2
Health Care	9.5
Materials	7.9
Utilities	3.4
Energy	0.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Priceline Group, Inc. (The)	3.0
O’Reilly Automotive, Inc.	2.8
Henry Schein, Inc.	2.6
Ball Corp.	2.6
MasterCard, Inc., Class A	2.5
Domino’s Pizza, Inc.	2.5
Church & Dwight Co., Inc.	2.3
Medivation, Inc.	2.2
Arch Capital Group Ltd.	2.2
MarketAxess Holdings, Inc.	2.2
Total	24.9

*	Excluding money market fund holdings.

8

PowerShares DWA Momentum Portfolio (PDP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Technical Leaders Index (PO)††	(4.54)%	8.50%	27.73%	8.92%	53.31%	6.09%	71.93%
Russell 3000® Growth Index	0.32	12.16	41.10	11.09	69.18	8.13	104.70
Fund
NAV Return	(4.29)	8.74	28.59	9.25	55.62	6.27	74.55
Market Price Return	(4.29)	8.74	28.60	9.23	55.47	6.24	74.14

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Price only, and does not reflect dividends paid by the holdings in the Index.

9

PSP	Manager’s Analysis
PowerShares Global Listed Private Equity Portfolio (PSP)

As an index fund, the PowerShares Global Listed Private Equity Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Red Rocks Capital LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities in the Index pursuant to a proprietary selection methodology. The Index is comprised of 40 to 75 securities, ADRs and GDRs of listed private equity companies. To be considered for inclusion in the Index, a security must invest a majority of its assets in, lend capital to, or provide services to, at least five unrelated private companies, or must have a stated intention to do so. The Index Provider identifies private equity companies that will comprise the Index based upon the reputation, management, financial data, historical performance and the need for diversification within the Index. The Index views diversification from four different perspectives: a) stage of investment; b) type of capital; c) sector; and d) geography. Each listed private equity company must have a market capitalization of at least $100 million to qualify for inclusion in the Index. The Index uses float-adjusted, modified market capitalization weightings, with no component having a weight greater than 10%. The combined weight of all Index components that individually equal a 5% or greater weighting of the Index will not exceed 50% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (8.47)%. On a net asset value (“NAV”) basis, the Fund returned (8.09)%. During the same time period, the Index returned (8.24)%. The Fund, on a NAV basis, outperformed compared to the Index due primarily to the Fund’s inability to hold two securities in the same weightings as represented in the Index. The Fund was restricted from owning one of the securities while being restricted in fully replicating the Index weighting of the other due to the investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd.

For the fiscal year ended April 30, 2016, the capital markets industry contributed most significantly to the Fund’s return, followed by the machinery and health care providers & services industries, respectively. The industrial conglomerates industry detracted most significantly from the Fund’s return, followed by the internet software & services and diversified financial services industries, respectively.

Positions that contributed most significantly to the Fund’s return included Partners Group Holding AG, a capital markets company (portfolio average weight of 5.04%), and Brait SE, a capital markets company (portfolio average weight of 3.39%). Positions that detracted most significantly from the Fund’s return included Fosun International Ltd., an industrial conglomerates company (portfolio average weight of 4.09%), and Leucadia National Corp., a diversified financial services company (portfolio average weight of 3.96%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Capital Markets	54.6
Diversified Financial Services	22.4
Internet Software & Services	4.1
Industrial Conglomerates	3.7
Machinery	2.2
Health Care Providers & Services	1.2
Food Products	1.0
Money Market Funds Plus Other Assets Less Liabilities	10.8

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Partners Group Holding AG	5.1
Onex Corp.	5.1
3i Group PLC	5.0
Eurazeo SA	4.3
Brait SE	4.0
Fosun International Ltd.	3.8
Ares Capital Corp.	3.1
Leucadia National Corp.	3.0
Wendel SA	3.0
IAC/InterActiveCorp.	2.4
Total	38.8

*	Excluding money market fund holdings.

10

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Red Rocks Global Listed Private Equity Index††	(8.24)%	5.35%	16.93%	4.87%	26.86%	(0.86)%	(7.88)%
Red Rocks Global Listed Private Equity Index	(8.24)	5.35	16.93	4.87	26.86	N/A	N/A
Fund
NAV Return	(8.09)	4.48	14.06	3.90	21.07	(3.21)	(26.68)
Market Price Return	(8.47)	4.14	12.93	3.64	19.56	(3.28)	(27.18)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.11%, including acquired fund fees and expenses of 1.45%, and the net annual operating expense ratio was indicated as 2.09%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Blended-Index returns are based on the inception date of the Fund.

††	The data included as the Blended-Index is comprised of the Red Rocks Capital Listed Private Equity Index from October 24, 2006, the Fund’s inception, until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2016.

11

PGJ	Manager’s Analysis
PowerShares Golden Dragon China Portfolio (PGJ)

As an index fund, the PowerShares Golden Dragon China Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities in the Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities eligible for inclusion in the Index must be issued by a company headquartered or incorporated in the People’s Republic of China, be listed on the NASDAQ, the NYSE or NYSE MKT, have a minimum market capitalization of $100 million and have a minimum three-month average daily dollar trading volume of $250,000. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest, or limited partnership interests and tracking stocks. The Index Provider calculates the Index’s composition using a modified market capitalization-weighting methodology, such that the maximum weight of any security does not exceed 8% of the Index, while at no time permitting more than five securities to reach that 8% cap. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (8.97)%. On a net asset value (“NAV”) basis, the Fund returned (9.04)%. During the same time period, the Index returned (8.62)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were offset by revenue generated through the Fund’s securities lending program.

During this same time period, the FTSE/Xinhua China 25 Index (the “Benchmark Index”) returned (31.88)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another index representative of equity exposure to Chinese companies. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index primarily because of substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the energy sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the information technology sector.

For the fiscal year ended April 30, 2016, there were no contributing sectors. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the information technology and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Ctrip.com International Ltd. ADR, a consumer discretionary company (portfolio average weight of 8.31%), and New Oriental Education & Technology Group, Inc. ADR, a consumer discretionary company (portfolio average weight of 3.6%). Positions that detracted most significantly from the Fund’s return included Vipshop Holdings Ltd. ADR, a consumer discretionary company (portfolio average weight of 6.26%), and JD.com, Inc. Class A ADR, a consumer discretionary company (portfolio average weight of 6.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Information Technology	42.6
Consumer Discretionary	37.4
Telecommunication Services	7.0
Health Care	5.1
Energy	2.9
Financials	2.6
Industrials	2.0
Utilities	0.3
Materials	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Baidu, Inc., Class A ADR	8.2
Ctrip.com International Ltd. ADR	7.8
NetEase, Inc. ADR	7.7
JD.Com, Inc., Class A ADR	7.3
China Mobile Ltd. ADR	6.3
New Oriental Education & Technology Group, Inc. ADR	4.6
Vipshop Holdings Ltd., Class A ADR	4.5
China Biologic Products, Inc.	3.6
58.com, Inc., Class A ADR	3.4
SINA Corp.	3.4
Total	56.8

*	Excluding money market fund holdings.

12

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	(8.62)%	17.00%	60.17%	2.62%	13.81%	7.75%	110.86%	8.39%	150.31%
FTSE/Xinhua China 25 Index	(31.88)	0.48	1.45	(2.05)	(9.84)	5.59	72.27	8.48	152.84
Fund
NAV Return	(9.04)	16.70	58.92	2.42	12.69	7.29	102.08	7.89	137.47
Market Price Return	(8.97)	16.79	59.30	2.48	13.05	7.26	101.61	7.86	136.68

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PBP	Manager’s Analysis
PowerShares S&P 500 BuyWrite Portfolio (PBP)

As an index fund, the PowerShares S&P 500 BuyWrite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWriteSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon.

The Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, maintains and calculates the Index. The Index measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a long portfolio indexed to the S&P 500® Index and selling a succession of covered call options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Index provides a benchmark measure of the total return performance of this hypothetical strategy. The Index reinvests dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from covered call options. The Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. The Index assumes that the call options are held until their expiration. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 0.67%. On a net asset value (“NAV”) basis, the Fund returned 0.90%. During the same time period, the Index returned 1.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 1.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark that does not contain a covered call component. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses incurred during the period, offset by the benefit received from selling covered call options.

For the fiscal year ended April 30, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Facebook, Inc. Class A, an information technology company (portfolio average weight of 1.23%), and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 3.64%), and Kinder Morgan, Inc. Class P, an energy company (portfolio average weight of 0.27%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Information Technology	19.8
Financials	16.2
Health Care	14.7
Consumer Discretionary	13.1
Consumer Staples	10.3
Industrials	10.2
Energy	7.3
Utilities	3.4
Materials	3.0
Telecommunication Services	2.7
Other Assets Less Liabilities	(0.7)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2016
Security
Apple, Inc.	2.9
Microsoft Corp.	2.2
Exxon Mobil Corp.	2.1
Johnson & Johnson	1.7
General Electric Co.	1.6
Berkshire Hathaway, Inc., Class B	1.5
Facebook, Inc., Class A	1.5
Amazon.com, Inc.	1.4
AT&T, Inc.	1.4
JPMorgan Chase & Co.	1.3
Total	17.6

14

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
CBOE S&P 500 BuyWriteSM Index	1.71%	5.66%	17.96%	6.14%	34.69%	3.50%	33.31%
S&P 500® Index	1.21	11.26	37.71	11.02	68.63	6.52	69.62
Fund
NAV Return	0.90	4.85	15.27	5.30	29.47	2.65	24.47
Market Price Return	0.67	4.77	14.99	5.25	29.18	2.63	24.20

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

SPHQ	Manager’s Analysis
PowerShares S&P 500® Quality Portfolio (SPHQ)

Effective after the close of markets on March 18, 2016, the Fund’s name changed from PowerShares S&P 500® High Quality Portfolio to PowerShares S&P 500® Quality Portfolio (the “Fund”) and the underlying index changed from the S&P 500® High Quality Rankings Index (the “Previous Index”) to S&P 500® Quality Index (the “Index”). At that time, the Fund also changed its investment objective and principal investment strategy.

As an index fund, the Fund is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through March 18, 2016, of the Previous Index. The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and, through March 18, 2016, comprised the Previous Index.

In selecting constituent securities for the Index, S&P Dow Jones Indices LLC (the “Index Provider”) first calculates the quality score of each security in the S&P 500® Index based on a composite of the following three factors for each stock: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage ratio, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances, for inclusion in the Index. The Index employs a modified market capitalization-weighted methodology, as the Index Provider weights component securities by multiplying their float-adjusted market capitalization and their quality score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 8.43%. On a net asset value (“NAV”) basis, the Fund returned 8.39%. During the same time period, the Blended S&P 500® Quality Index (a composite of the returns of the Previous Index through March 18, 2016, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 8.70%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 1.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Fund provided this additional comparative benchmark because of its recognition in the market place and to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. stock market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that selects stocks based upon quality scores as computed by the Index Provider, while the Benchmark Index does not.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within and the Fund’s allocation to the consumer staples, health care, and energy sectors.

For the fiscal year ended April 30, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Hormel Foods Corp., a consumer staples company (no longer held at fiscal year-end), and Airgas, Inc., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Gap, Inc. (The), a consumer discretionary company (portfolio average weight of 1.09%), and Ralph Lauren Corp., Class A, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Discretionary	20.4
Industrials	19.8
Health Care	19.3
Information Technology	17.1
Consumer Staples	16.4
Materials	3.9
Financials	2.6
Energy	0.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2016
Security
Johnson & Johnson	5.4
Home Depot, Inc. (The)	4.4
Procter & Gamble Co. (The)	4.4
Gilead Sciences, Inc.	4.3
International Business Machines Corp.	4.0
MasterCard, Inc., Class A	3.2
Visa, Inc., Class A	3.2
PepsiCo, Inc.	3.0
Boeing Co. (The)	2.9
3M Co.	2.9
Total	37.7

16

PowerShares S&P 500® Quality Portfolio (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-S&P 500® Quality Index†	8.70%	13.82%	47.44%	13.60%	89.20%	5.03%	63.28%	5.80%	79.81%
S&P 500® Quality Index	1.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P 500® High Quality Rankings Index	7.79	13.50	46.20	13.41	87.61	N/A	N/A	N/A	N/A
S&P 500® Index	1.21	11.26	37.71	11.02	68.63	6.91	95.01	7.08	103.69
Fund
NAV Return	8.39	13.48	46.15	13.21	85.93	4.87	60.95	5.66	77.24
Market Price Return	8.43	13.48	46.14	13.21	85.92	4.86	60.76	5.61	76.43

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.38%, and the net annual operating expense ratio was indicated as 0.29%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index, Previous Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index, Previous Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index, Previous Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2016.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

17

PHO	Manager’s Analysis
PowerShares Water Resources Portfolio (PHO)

As an index fund, the PowerShares Water Resources Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADR”) of companies in the water industry that comprise the Index.

NASDAQ OMX Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. The Index is comprised of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares or limited partnership interests. Eligible securities must also meet the following criteria: a) have issuers classified by SustainableBusiness.com LLC as participating in the “Green Economy,” an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes 350 securities from 13 different environmental sectors; b) be listed on NASDAQ, NYSE, or NYSE MKT; c) only one security per issuer is permitted; d) the securities must have a minimum worldwide market capitalization of $50 million; and e) the security must have a minimum three-month average daily dollar trading volume of $250,000. The Index Provider evaluates securities annually for eligibility. Each quarter, the Index Provider rebalances the Index using a modified liquidity weighting methodology, such that the maximum weight of any security does not exceed 8% of the Index, while at no time permitting more than five securities to reach that 8% cap. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (8.06)%. On a net asset value (“NAV”) basis, the Fund returned (8.09)%. During the same time period, the Index returned (7.45)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2016, the machinery industry contributed most significantly to the Fund’s return, followed by the water utilities and electronic equipment instruments & components industries, respectively. The independent power and renewable electricity producers industry detracted most significantly from the Fund’s return, followed by the semiconductors & semiconductor equipment and building products industries, respectively.

Positions that contributed most significantly to the Fund’s return included Pall Corp., a machinery company (no longer held at fiscal year-end), and American Water Works Co., Inc., a water utilities company (portfolio average weight of 4.75%). Positions that detracted most significantly from the Fund’s return included TerraForm Power, Inc. Class A, an independent power and renewable electricity producers company (portfolio average weight of 3.18%), and SunEdison, Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Machinery	29.2
Water Utilities	17.3
Chemicals	9.4
Independent Power & Renewable Electricity Producers	8.3
Life Sciences Tools & Services	7.7
Industrial Conglomerates	7.4
Construction & Engineering	6.3
Electronic Equipment, Instruments & Components	4.5
Trading Companies & Distributors	4.4
Building Products	2.9
Commercial Services & Supplies	2.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Pentair PLC	8.6
American Water Works Co., Inc.	7.9
Ecolab, Inc.	7.9
Waters Corp.	7.7
Roper Technologies, Inc.	7.4
Valmont Industries, Inc.	4.4
Pattern Energy Group, Inc.	4.4
HD Supply Holdings, Inc.	4.4
Xylem, Inc.	4.0
TerraForm Power, Inc., Class A	3.9
Total	60.6

*	Excluding money market fund holdings.

18

PowerShares Water Resources Portfolio (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-NASDAQ OMX US Water IndexSM†	(7.45)%	2.64%	8.14%	4.04%	21.90%	4.21%	51.06%	5.84%	80.53%
NASDAQ OMX-US Water IndexSM	(7.45)	2.64	8.14	N/A	N/A	N/A	N/A	N/A	N/A
Fund
NAV Return	(8.09)	2.01	6.16	3.28	17.49	3.00	34.41	4.65	60.45
Market Price Return	(8.06)	2.01	6.16	3.28	17.50	2.96	33.91	4.54	58.63

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The data known as the Blended-Index is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2016.

††	Fund and Blended-Index returns are based on the inception date of the Fund.

19

PBW	Manager’s Analysis
PowerShares WilderHill Clean Energy Portfolio (PBW)

As an index fund, the PowerShares WilderHill Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Index.

WilderHill (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes stocks in the Index that it believes will substantially benefit from a societal transition toward the use of cleaner energy and conservation. The Index uses modified equal dollar weighting. No single stock may exceed 4% of the total Index weight at the quarterly rebalancing. For a stock to be included in the selection universe, the Index Provider must identify a company as one that has a significant exposure to clean energy, or contribute to the advancement of clean energy or be important to the development of clean energy. Companies in the Index generally (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates—and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts. Similarly, companies in the Index generally will not have their majority interests in oil or coal, which are the highest-carbon fuels. Large companies with interests outside clean energy may be included if they significantly contribute to this sector. Components with a market capitalization less than $200 million are weighted at rebalance to one-half of a percent (0.50%). To be eligible for the Index, a stock must have: a) three-month average market capitalization of at least $50 million; and b) three-month average closing price above $1.00 if not currently in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (27.19)%. On a net asset value (“NAV”) basis, the Fund returned (27.19)%. During the same time period, the Index returned (28.59)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the revenue that the Fund generated through its securities lending program, offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (PO) (the “Benchmark Index”) returned (3.36)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,590 securities.

The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the biotechnology industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to allocation to the independent power and renewable electricity producers industry and the Fund’s allocation to the electrical equipment industry.

For the fiscal year ended April 30, 2016, the electronic equipment instruments & components industry contributed most significantly to the Fund’s return, followed by the electric utilities and aerospace & defense industries, respectively. The independent power and renewable electricity producers industry detracted most significantly from the Fund’s return, followed by the semiconductors & semiconductor equipment and electrical equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return included PowerSecure International, Inc., an electrical equipment company (portfolio average weight of 2.52%), and Universal Display Corp., an electronic equipment, instruments & components company (portfolio average weight of 2.85%). Positions that detracted most significantly from the Fund’s return included SunEdison, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.71%), and Sky Solar Holdings Ltd. ADR, an independent power and renewable electricity producers company (portfolio average weight of 2.24%).

20

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Semiconductors & Semiconductor Equipment	27.0
Electrical Equipment	19.4
Independent Power & Renewable Electricity Producers	14.0
Electronic Equipment, Instruments & Components	6.6
Construction & Engineering	5.6
Oil, Gas & Consumable Fuels	5.2
Automobiles	3.8
Software	3.5
Internet Software & Services	3.5
Aerospace & Defense	3.3
Electric Utilities	2.9
Chemicals	2.7
Auto Components	2.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
SolarCity Corp.	4.7
Tesla Motors, Inc.	3.7
Sunrun, Inc.	3.6
TerraForm Power, Inc., Class A	3.5
OPOWER, Inc.	3.5
Ormat Technologies, Inc.	3.5
Hexcel Corp.	3.3
Ballard Power Systems, Inc.	3.3
Pattern Energy Group, Inc.	3.3
China Ming Yang Wind Power Group Ltd. ADR	3.2
Total	35.6

*	Excluding money market fund holdings.

21

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
WilderHill Clean Energy Index	(28.59)%	(4.30)%	(12.36)%	(16.06)%	(58.32)%	(15.42)%	(81.26)%	(11.06)%	(72.95)%
NASDAQ Composite Index (PO)†	(3.36)	12.78	43.46	10.69	66.18	7.47	105.61	7.83	132.00
Fund
NAV Return	(27.19)	(2.68)	(7.82)	(14.73)	(54.93)	(14.49)	(79.10)	(10.24)	(70.04)
Market Price Return	(27.19)	(2.68)	(7.82)	(14.70)	(54.85)	(14.50)	(79.11)	(10.23)	(70.02)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Price only, and does not reflect dividends paid by the holdings in the Benchmark Index.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

22

PUW	Manager’s Analysis
PowerShares WilderHill Progressive Energy Portfolio (PUW)

As an index fund, the PowerShares WilderHill Progressive Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged principally in the progressive energy business that comprise the Index.

Progressive Energy Index LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes companies in the Index pursuant to a proprietary selection methodology. The Index is a modified equal-weighted index composed of companies in transitional energy technologies that improve the use of fossil fuels and nuclear power. The Index Provider includes companies focused on the following areas in the Index: alternative energy; better efficiency; emission reduction; new energy activity; utilities; and energy conversion and storage. To be eligible for the Index, a stock must have: (i) three-month average market capitalization of at least $150 million; (ii) three-month average closing price above $1.00 if not currently in the Index; and (iii) a listing on the NYSE, NYSE MKT or the NASDAQ and, if a foreign company, have its ADRs listed on the NYSE, NYSE MKT or the NASDAQ. Components less than $400 million in market capitalization are set to one-half of a percent (0.5%) weight at the rebalance. No single stock may exceed 5% of the total Index weight at the quarterly rebalancing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (20.32)%. On a net asset value (“NAV”) basis, the Fund returned (20.29)%. During the same time period, the Index returned (20.15)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the NASDAQ Composite Index (PO) (the “Benchmark Index”) returned (3.36)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,590 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the oil, gas and consumable fuels sub-industry as well as being underweight the software & services and retailing industry.

For the fiscal year ended April 30, 2016, the real estate investment trusts (“REIT”) industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and energy equipment & services industries, respectively. The oil gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the chemicals and construction & engineering industries, respectively.

Positions that contributed most significantly to the Fund’s return included NRG Yield, Inc., Class C, an independent power and renewable electricity producers company (portfolio average weight of 1.49%), and Acuity Brands, Inc., an electrical equipment company (portfolio average weight of 2.52%). Positions that detracted most significantly from the Fund’s return included Abengoa SA Sponsored ADR Class B, an independent power and renewable electricity producers company (no longer held at fiscal year-end), and LSB Industries, Inc., a chemicals company (no longer held at fiscal year-end).

23

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Oil, Gas & Consumable Fuels	23.7
Electrical Equipment	15.1
Machinery	12.7
Building Products	6.8
Auto Components	5.8
Independent Power & Renewable Electricity Producers	5.5
Construction & Engineering	4.9
Energy Equipment & Services	3.2
Automobiles	2.9
Food & Staples Retailing	2.8
Chemicals	2.6
Real Estate Investment Trusts	2.5
Electronic Equipment, Instruments & Components	2.5
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.3
Commercial Services & Supplies	2.2
Electric Utilities	2.2
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Southwestern Energy Co.	4.5
Chesapeake Energy Corp.	4.1
Range Resources Corp.	3.5
General Cable Corp.	3.2
McDermott International, Inc.	3.2
Green Plains, Inc.	3.1
Cosan Ltd., Class A	3.0
Sasol Ltd. ADR	3.0
Tata Motors Ltd. ADR	3.0
NRG Yield, Inc., Class C	2.9
Total	33.5

*	Excluding money market fund holdings.

24

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
WilderHill Progressive Energy Index	(20.15)%	(5.07)%	(14.44)%	(4.40)%	(20.13)%	0.43%	4.15%
NASDAQ Composite Index (PO)††	(3.36)	12.78	43.46	10.69	66.18	7.76	103.66
Fund
NAV Return	(20.29)	(5.37)	(15.27)	(4.97)	(22.52)	(0.27)	(2.54)
Market Price Return	(20.32)	(5.37)	(15.27)	(5.00)	(22.61)	(0.27)	(2.54)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.86%, and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Price only, and does not reflect dividends paid by the holdings in the Benchmark Index.

25

Schedule of Investments(a)

PowerShares Aerospace & Defense Portfolio (PPA)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—77.7%
39,660	AAR Corp.	$953,426
73,562	Aerojet Rocketdyne Holdings, Inc.(b)	1,332,944
26,658	Aerovironment, Inc.(b)	769,883
8,184	American Science & Engineering, Inc.	234,472
146,604	Boeing Co. (The)	19,762,219
119,066	BWX Technologies, Inc.	3,975,614
30,785	Cubic Corp.	1,279,733
50,923	Curtiss-Wright Corp.	3,899,683
73,451	DigitalGlobe, Inc.(b)	1,627,674
41,949	Engility Holdings, Inc.(b)	825,137
33,818	Esterline Technologies Corp.(b)	2,321,944
139,973	General Dynamics Corp.	19,669,006
76,351	HEICO Corp.	4,681,080
106,008	Hexcel Corp.	4,798,982
173,584	Honeywell International, Inc.	19,835,444
53,934	Huntington Ingalls Industries, Inc.	7,808,025
45,487	KEYW Holding Corp. (The)(b)	313,406
68,006	Kratos Defense & Security Solutions, Inc.(b)	361,112
88,480	L-3 Communications Holdings, Inc.	11,637,774
88,031	Lockheed Martin Corp.	20,456,644
39,754	Mercury Systems, Inc.(b)	835,629
41,920	Moog, Inc., Class A(b)	2,048,211
82,590	Northrop Grumman Corp.	17,035,013
67,145	Orbital ATK, Inc.	5,841,615
136,475	Raytheon Co.	17,243,616
125,782	Rockwell Collins, Inc.	11,092,715
11,290	Sparton Corp.(b)	242,283
61,284	TASER International, Inc.(b)	1,119,046
39,341	Teledyne Technologies, Inc.(b)	3,656,746
307,078	Textron, Inc.	11,877,777
52,186	TransDigm Group, Inc.(b)	11,891,624
56,302	Triumph Group, Inc.	2,037,006
196,527	United Technologies Corp.	20,511,523
12,147	Vectrus, Inc.(b)	261,889

		232,238,895

	Communications Equipment—5.4%
18,447	Comtech Telecommunications Corp.	446,417
142,275	Harris Corp.	11,383,423
55,780	ViaSat, Inc.(b)	4,278,326

		16,108,166

	Containers & Packaging—3.9%
161,031	Ball Corp.	11,494,393

	Electronic Equipment, Instruments & Components—2.0%
157,005	FLIR Systems, Inc.	4,743,121
22,587	OSI Systems, Inc.(b)	1,149,452

		5,892,573

	IT Services—6.8%
169,821	Booz Allen Hamilton Holding Corp.	4,681,965
27,681	CACI International, Inc., Class A(b)	2,661,528
185,163	CSRA, Inc.	4,806,832
82,250	Leidos Holdings, Inc.	4,080,423
43,014	ManTech International Corp., Class A	1,453,873
51,893	Science Applications International Corp.	2,754,999

		20,439,620

Number of Shares		Value
	Common Stocks (continued)
	Machinery—2.7%
83,446	Oshkosh Corp.	$4,076,337
70,668	Woodward, Inc.	3,830,912

		7,907,249

	Software—1.1%
189,408	FireEye, Inc.(b)	3,286,229

	Trading Companies & Distributors—0.4%
30,840	Kaman Corp.	1,298,056

	Total Common Stocks (Cost $279,891,740)	298,665,181

	Money Market Fund—0.0%
101,580	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $101,580)	101,580

	Total Investments (Cost $279,993,320)—100.0%	298,766,761
	Other assets less liabilities—(0.0)%	(31,975)

	Net Assets—100.0%	$298,734,786

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares CleantechTM Portfolio (PZD)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.7%
	Aerospace & Defense—2.7%
42,262	Hexcel Corp.	$1,913,201

	Auto Components—6.0%
56,304	BorgWarner, Inc.	2,022,440
54,309	Johnson Controls, Inc.	2,248,392

		4,270,832

	Building Products—2.6%
69,967	Kingspan Group PLC (Ireland)	1,843,143

	Chemicals—6.6%
764	Gurit Holding AG (Switzerland)	483,428
47,002	Novozymes A/S, Class B (Denmark)	2,253,070
39,745	Umicore SA (Belgium)	1,981,341

		4,717,839

	Commercial Services & Supplies—2.0%
61,708	CECO Environmental Corp.	407,273
89,707	Tomra Systems ASA (Norway)	1,041,634

		1,448,907

	Communications Equipment—1.4%
34,409	CalAmp Corp.(b)	515,103
169,353	Telit Communications PLC (United Kingdom)	488,108

		1,003,211

	Construction & Engineering—0.9%
31,859	Aegion Corp.(b)	676,367

	Electrical Equipment—19.2%
107,327	ABB Ltd. (Switzerland)	2,270,831
23,124	EnerSys	1,349,748
98,934	Gamesa Corp. Tecnologica SA (Spain)	1,948,434
27,525	PowerSecure International, Inc.(b)	515,268
23,051	Saft Groupe SA (France)	716,535
33,525	Schneider Electric SE (France)	2,182,533
52,993	Sensata Technologies Holding NV(b)	1,996,246
56,646	SGL Carbon SE (Germany)(b)(c)	662,744
29,645	Vestas Wind Systems A/S (Denmark)	2,121,313

		13,763,652

	Electronic Equipment, Instruments & Components—7.5%
11,061	Badger Meter, Inc.	788,981
24,565	Horiba Ltd. (Japan)	961,983
22,509	Itron, Inc.(b)	925,570
535,212	Opus Group AB (Sweden)	289,540
111,294	Pure Technologies Ltd. (Canada)(c)	432,702
81,660	Trimble Navigation Ltd.(b)	1,955,757

		5,354,533

	Independent Power & Renewable Electricity Producers—3.2%
9,017,530	Energy Development Corp. (Philippines)	1,132,781
26,043	Ormat Technologies, Inc.	1,130,266

		2,263,047

	Industrial Conglomerates—6.6%
38,038	Raven Industries, Inc.	612,031
11,494	Roper Technologies, Inc.	2,023,979
20,028	Siemens AG (Germany)	2,090,207

		4,726,217

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Life Sciences Tools & Services—2.8%
5,463	Eurofins Scientific SE (Luxembourg)	$2,027,595

	Machinery—11.5%
22,462	CLARCOR, Inc.	1,320,092
58,319	Donaldson Co., Inc.	1,905,865
11,609	Kadant, Inc.	549,686
9,330	Lindsay Corp.(c)	713,372
29,332	Woodward, Inc.	1,590,087
50,609	Xylem, Inc.	2,114,444

		8,193,546

	Professional Services—7.9%
46,660	Intertek Group PLC (United Kingdom)	2,226,234
23,216	Mistras Group, Inc.(b)	565,774
49,913	Ricardo PLC (United Kingdom)	593,715
1,019	SGS SA (Switzerland)	2,244,245

		5,629,968

	Real Estate Investment Trusts—0.9%
32,226	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	625,184

	Semiconductors & Semiconductor Equipment—9.8%
27,665	Advanced Energy Industries, Inc.(b)	894,963
44,419	Cree, Inc.(b)	1,088,710
859,000	Lextar Electronics Corp. (Taiwan)	415,478
120,075	Meyer Burger Technology AG (Switzerland)(b)(c)	551,205
19,149	Power Integrations, Inc.	923,939
16,302	SMA Solar Technology AG (Germany)(b)(c)	863,556
31,878	SolarEdge Technologies, Inc.(b)	854,012
69,595	SunPower Corp.(b)(c)	1,401,643

		6,993,506

	Software—8.1%
23,746	ANSYS, Inc.(b)	2,155,424
36,107	Autodesk, Inc.(b)	2,159,921
23,819	Fleetmatics Group PLC(b)	863,439
44,149	Silver Spring Networks, Inc.(b)	620,293

		5,799,077

	Total Common Stocks and Other Equity Interests (Cost $57,477,869)	71,249,825

	Money Market Fund—0.0%
5,287	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $5,287)	5,287

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $57,483,156)—99.7%	71,255,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares CleantechTM Portfolio (PZD) (continued)

April 30, 2016

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.4%
3,145,606	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $3,145,606)	$3,145,606

	Total Investments (Cost $60,628,762)—104.1%	74,400,718
	Other assets less liabilities—(4.1)%	(2,934,843)

	Net Assets—100.0%	$71,465,875

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares DWA Momentum Portfolio (PDP)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—20.4%
16,621	AutoZone, Inc.(b)	$12,718,888
89,177	Carter’s, Inc.	9,512,511
226,409	CBS Corp., Class B	12,658,527
37,470	Charter Communications, Inc., Class A(b)	7,952,633
66,046	Cracker Barrel Old Country Store, Inc.	9,669,795
211,726	Dollar Tree, Inc.(b)	16,876,679
299,493	Domino’s Pizza, Inc.	36,202,714
139,259	Foot Locker, Inc.	8,556,073
58,932	Home Depot, Inc. (The)	7,890,405
151,981	O’Reilly Automotive, Inc.(b)	39,922,369
41,130	Panera Bread Co., Class A(b)	8,821,974
84,252	Polaris Industries, Inc.	8,246,586
31,658	Priceline Group, Inc. (The)(b)	42,537,588
136,983	Six Flags Entertainment Corp.	8,225,829
341,051	Skechers U.S.A., Inc., Class A(b)	11,271,735
182,746	Texas Roadhouse, Inc.	7,441,417
114,172	TJX Cos., Inc. (The)	8,656,521
215,342	Tractor Supply Co.	20,384,274
94,591	Visteon Corp.	7,536,065
74,996	Walt Disney Co. (The)	7,744,087

		292,826,670

	Consumer Staples—11.2%
412,081	Altria Group, Inc.	25,841,600
127,891	Brown-Forman Corp., Class B	12,318,461
362,243	Church & Dwight Co., Inc.	33,579,926
81,365	Constellation Brands, Inc., Class A	12,697,822
48,698	Costco Wholesale Corp.	7,213,635
79,832	Estee Lauder Cos., Inc. (The), Class A	7,653,494
488,202	Hormel Foods Corp.	18,820,187
104,291	JM Smucker Co. (The)	13,242,871
130,499	Monster Beverage Corp.(b)	18,820,566
384,262	Pilgrim’s Pride Corp.(b)	10,340,490

		160,529,052

	Energy—0.6%
95,080	Diamondback Energy, Inc.(b)	8,232,026

	Financials—17.8%
110,549	American Financial Group, Inc.	7,640,041
454,414	Arch Capital Group Ltd. (Bermuda)(b)	32,031,643
88,162	Chubb Ltd.	10,390,773
487,377	CNO Financial Group, Inc.	8,953,116
87,057	Crown Castle International Corp. REIT	7,563,512
567,104	CubeSmart REIT	16,791,950
23,999	Equinix, Inc. REIT	7,928,070
120,364	Equity LifeStyle Properties, Inc. REIT	8,243,730
158,817	Extra Space Storage, Inc. REIT	13,491,504
11,275	Markel Corp.(b)	10,137,465
251,534	MarketAxess Holdings, Inc.	30,878,314
74,329	Mid-America Apartment Communities, Inc. REIT	7,114,029
147,760	Realty Income Corp. REIT	8,747,392
142,390	RenaissanceRe Holdings Ltd. (Bermuda)	15,792,475
228,221	RLI Corp.	14,190,782
55,533	Signature Bank(b)	7,654,113
523,881	W.R. Berkley Corp.	29,337,336

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
249,121	Western Alliance Bancorp(b)	$9,112,846
12,697	White Mountains Insurance Group Ltd.	10,538,510

		256,537,601

	Health Care—9.5%
122,500	ABIOMED, Inc.(b)	11,899,650
56,968	Becton, Dickinson and Co.	9,186,660
225,405	Henry Schein, Inc.(b)	38,025,823
557,330	Medivation, Inc.(b)	32,213,674
34,373	Mettler-Toledo International, Inc.(b)	12,303,815
58,185	Waters Corp.(b)	7,573,360
349,045	West Pharmaceutical Services, Inc.	24,852,004

		136,054,986

	Industrials—16.4%
123,999	A.O. Smith Corp.	9,575,203
298,078	Alaska Air Group, Inc.	20,993,633
212,715	Copart, Inc.(b)	9,112,711
164,741	Danaher Corp.	15,938,692
161,515	Delta Air Lines, Inc.	6,730,330
122,857	Deluxe Corp.	7,712,962
70,949	Equifax, Inc.	8,531,617
54,649	Huntington Ingalls Industries, Inc.	7,911,536
127,633	IDEX Corp.	10,453,143
106,896	Lockheed Martin Corp.	24,840,492
76,230	Northrop Grumman Corp.	15,723,200
162,806	Old Dominion Freight Line, Inc.(b)	10,753,336
1,022,668	Rollins, Inc.	27,479,089
163,218	Roper Technologies, Inc.	28,741,058
61,790	Snap-on, Inc.	9,841,911
87,740	Toro Co. (The)	7,585,123
61,257	TransDigm Group, Inc.(b)	13,958,633

		235,882,669

	Information Technology—12.8%
348,343	Amphenol Corp., Class A	19,447,990
343,835	Cadence Design Systems, Inc.(b)	7,973,534
125,184	Electronic Arts, Inc.(b)	7,742,630
74,272	Facebook, Inc., Class A(b)	8,732,902
73,622	Fair Isaac Corp.	7,856,204
185,997	Fiserv, Inc.(b)	18,175,627
147,623	Gartner, Inc.(b)	12,868,297
89,302	IPG Photonics Corp.(b)	7,739,804
97,237	Jack Henry & Associates, Inc.	7,879,114
375,781	MasterCard, Inc., Class A	36,446,999
285,511	Skyworks Solutions, Inc.	19,077,845
165,618	Syntel, Inc.(b)	7,043,733
79,768	Ultimate Software Group, Inc. (The)(b)	15,681,591
102,379	Visa, Inc., Class A	7,907,754

		184,574,024

	Materials—7.9%
55,306	Air Products & Chemicals, Inc.	8,068,592
133,839	AptarGroup, Inc.	10,171,764
514,806	Ball Corp.	36,746,852
107,692	Ecolab, Inc.	12,382,426
84,553	International Flavors & Fragrances, Inc.	10,101,547
177,934	RPM International, Inc.	8,991,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares DWA Momentum Portfolio (PDP) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
96,582	Sherwin-Williams Co. (The)	$27,748,975

		114,211,161

	Utilities—3.4%
262,248	Aqua America, Inc.	8,302,772
107,138	Atmos Energy Corp.	7,772,862
211,040	CMS Energy Corp.	8,585,107
69,713	NextEra Energy, Inc.	8,196,855
407,113	UGI Corp.	16,382,227

		49,239,823

	Total Common Stocks and Other Equity Interests (Cost $1,320,375,623)	1,438,088,012

	Money Market Fund—0.1%
895,085	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $895,085)	895,085

	Total Investments (Cost $1,321,270,708)—100.1%	1,438,983,097
	Other assets less liabilities—(0.1)%	(960,644)

	Net Assets—100.0%	$1,438,022,453

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares Global Listed Private Equity Portfolio (PSP)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—89.2%
	Capital Markets—54.6%
2,337,534	3i Group PLC (United Kingdom)	$16,217,276
149,746	Alaris Royalty Corp. (Canada)(b)	3,587,640
499,747	Allied Minds PLC (United Kingdom)(c)	2,812,651
190,614	Altamir (France)	2,379,684
474,416	American Capital Ltd.(c)	7,495,773
458,030	Apollo Global Management LLC, Class A	7,745,287
576,706	Apollo Investment Corp.	3,356,429
669,139	Ares Capital Corp.	10,164,221
95,747	AURELIUS SE & Co. KGaA (Germany)	5,726,642
204,521	BlackRock Capital Investment Corp.(b)	1,720,022
1,169,091	Brait SE (South Africa)(c)	13,122,311
268,937	Bure Equity AB (Sweden)	2,346,614
335,406	Carlyle Group LP (The)(b)	5,614,696
72,358	Deutsche Beteiligungs AG (Germany)	2,139,423
431,697	Fifth Street Finance Corp.	2,339,798
611,491	FS Investment Corp.(b)	5,692,981
89,889	Gimv NV (Belgium)	4,993,284
88,594	Goldman Sachs BDC, Inc.	1,740,872
139,081	Golub Capital BDC, Inc.(b)	2,440,871
622,998	GP Investments Ltd., Class A BDR (Brazil)(c)	1,388,332
275,925	Hercules Capital, Inc.	3,385,600
828,403	Intermediate Capital Group PLC (United Kingdom)	7,451,064
1,828,435	IP Group PLC (United Kingdom)(c)	4,604,301
202,421	JAFCO Co. Ltd. (Japan)	5,883,726
127,617	Main Street Capital Corp.(b)	3,984,203
163,302	Medley Capital Corp.(b)	1,110,454
164,726	New Mountain Finance Corp.	2,062,369
40,599	Partners Group Holding AG (Switzerland)(b)	16,730,939
234,579	PennantPark Investment Corp.	1,545,876
302,445	Princess Private Equity Holding Ltd. (Guernsey)	2,538,284
784,489	Prospect Capital Corp.(b)	5,867,978
883,978	Ratos AB, Class B (Sweden)	5,176,634
82,738	Safeguard Scientifics, Inc.(c)	1,141,784
119,156	Solar Capital Ltd.	2,100,720
131,444	TCP Capital Corp.	1,942,742
203,433	TICC Capital Corp.(b)	1,053,783
147,450	TPG Specialty Lending, Inc.	2,422,603
88,819	Triangle Capital Corp.(b)	1,887,404
8,110,573	Zeder Investments Ltd. (South Africa)	3,957,842

		177,873,113

	Diversified Financial Services—22.4%
56,996	Ackermans & van Haaren NV (Belgium)	7,422,374
1,411,543	Better Capital PCC Ltd. (United Kingdom)	1,700,741
1,145,697	China Merchants China Direct Investments Ltd. (China)	1,822,552
217,585	Compass Diversified Holdings(b)	3,498,767
114,535	Electra Private Equity PLC (United Kingdom)	5,944,532
198,231	Eurazeo SA (France)	13,963,191
146,192	HgCapital Trust PLC (United Kingdom)	2,505,635
588,009	Leucadia National Corp.	9,807,990
266,855	Onex Corp. (Canada)	16,580,971
83,818	Wendel SA (France)	9,686,491

		72,933,244

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Food Products—1.0%
53,800	Schouw & Co. (Denmark)	$3,146,054

	Health Care Providers & Services—1.2%
156,058	Lifco AB, Class B (Sweden)	4,046,153

	Industrial Conglomerates—3.7%
8,799,766	Fosun International Ltd. (China)	12,228,830

	Internet Software & Services—4.1%
171,233	IAC/InterActiveCorp.	7,934,937
228,859	Rocket Internet SE (Germany)(b)(c)(d)	5,504,594

		13,439,531

	Machinery—2.2%
1,320,863	Melrose Industries PLC (United Kingdom)	7,223,107

	Total Common Stocks and Other Equity Interests (Cost $315,975,424)	290,890,032

	Money Market Funds—10.2%
720,000	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(e)(f)	720,000
32,406,676	Invesco Premier Portfolio—Institutional Class, 0.39%(e)	32,406,676

	Total Money Market Funds (Cost 33,126,676)	33,126,676

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $349,102,100)—99.4%	324,016,708

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.6%
37,861,974	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(e)(g) (Cost $37,861,974)	37,861,974

	Total Investments (Cost $386,964,074)—111.0%	361,878,682
	Other assets less liabilities—(11.0)%	(35,954,153)

	Net Assets—100.0%	$325,924,529

Investment Abbreviations:

BDR—Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

April 30, 2016

resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $5,504,594, which represented 1.69% of the Fund’s Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(f)	All or a portion of the value was pledged as collateral for swap agreements. See Note 2I and Note 6.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	14.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares Golden Dragon China Portfolio (PGJ)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—37.4%
52,979	500.com Ltd., Class A ADR (China)(b)(c)	$995,475
44,445	China Distance Education Holdings Ltd. ADR (China)	600,452
58,825	China Lodging Group Ltd. ADR (China)	2,121,230
292,489	Ctrip.com International Ltd. ADR (China)(c)	12,755,445
104,694	E-Commerce China Dangdang, Inc., Class A ADR (China)(b)(c)	747,515
465,525	JD.Com, Inc., Class A ADR (China)(c)	11,898,819
159,759	Jumei International Holding Ltd., Class A ADR (China)(c)	1,011,274
89,170	Kandi Technologies Group, Inc. (China)(b)(c)	641,132
192,237	New Oriental Education & Technology Group, Inc. ADR (China)	7,528,001
197,653	Nord Anglia Education, Inc. (Hong Kong)(b)(c)	4,196,173
124,324	Qunar Cayman Islands Ltd., Class B ADR (China)(b)(c)	5,073,662
84,060	TAL Education Group, Class A ADR (China)(c)	4,863,712
54,120	Tarena International, Inc., Class A ADR (China)	599,650
59,639	Tuniu Corp., Class A ADR (China)(b)(c)	633,963
538,643	Vipshop Holdings Ltd., Class A ADR (China)(c)	7,347,091

		61,013,594

	Energy—2.9%
19,951	China Petroleum & Chemical Corp., H-Shares ADR (China)	1,411,932
17,995	CNOOC Ltd. ADR (China)	2,221,123
15,950	PetroChina Co. Ltd., H-Shares ADR (China)(b)	1,165,307
26,179	Sino Clean Energy, Inc. (China)(c)	0

		4,798,362

	Financials—2.6%
52,339	China Life Insurance Co. Ltd., H-Shares ADR (China)	602,422
68,689	CNinsure, Inc. ADR (China)(c)	536,461
159,204	E-House China Holdings Ltd. ADR (China)	1,052,338
75,222	Nam Tai Property, Inc. (China)	458,854
45,617	Noah Holdings Ltd. ADR (China)(b)(c)	1,121,266
86,120	Xinyuan Real Estate Co. Ltd. ADR (China)	425,433

		4,196,774

	Health Care—5.1%
50,487	China Biologic Products, Inc. (China)(c)	5,906,979
85,648	iKang Healthcare Group, Inc., Class A ADR (China)(c)	1,839,719
105,964	Sinovac Biotech Ltd. (China)(c)	669,692

		8,416,390

	Industrials—2.0%
47,202	51job, Inc. ADR (China)(b)(c)	1,406,620
72,521	China Yuchai International Ltd. (Singapore)	743,340
50,041	eHi Car Services Ltd., Class A ADR (China)(b)(c)	542,444
37,219	Zhaopin Ltd., Class A ADR (China)(b)(c)	574,289

		3,266,693

	Information Technology—42.6%
104,163	21Vianet Group, Inc., Class A ADR (China)(c)	2,101,489
101,759	58.com, Inc., Class A ADR (China)(b)(c)	5,561,129
86,087	Autohome, Inc., Class A ADR (China)(b)(c)	2,544,732

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
69,015	Baidu, Inc., Class A ADR (China)(c)	$13,409,614
51,773	Bitauto Holdings Ltd. ADR (China)(c)	1,292,254
106,259	Canadian Solar, Inc. (Canada)(b)(c)	1,903,099
34,954	Changyou.com Ltd., Class A ADR (China)(c)	703,624
64,622	Cheetah Mobile, Inc., Class A ADR (China)(b)(c)	965,453
39,670	China Finance Online Co. Ltd. ADR (China)(c)	222,945
32,828	ChinaCache International Holdings Ltd. ADR (China)(c)	271,488
13,611	Daqo New Energy Corp. ADR (China)(c)	353,205
112,018	Hollysys Automation Technologies Ltd. (China)(c)	2,147,385
76,490	JA Solar Holdings Co. Ltd. ADR (China)(b)(c)	663,168
42,664	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	950,127
66,841	KongZhong Corp. ADR (China)(c)	485,266
88,045	Momo, Inc., Class A ADR (China)(b)(c)	1,447,460
88,914	NetEase, Inc. ADR (China)	12,510,200
159,323	NQ Mobile, Inc., Class A ADR (China)(b)(c)	812,547
58,528	Phoenix New Media Ltd., Class A ADR (China)(c)	234,697
154,969	ReneSola Ltd. ADR (China)(b)(c)	213,857
137,738	Renren, Inc., Class A ADR (China)(c)	433,875
110,750	SINA Corp. (China)(c)	5,547,468
73,414	Sohu.com, Inc. (China)(c)	3,298,491
553,599	SouFun Holdings Ltd., Class A ADR (China)(b)(c)	3,149,978
162,751	Trina Solar Ltd. ADR (China)(c)	1,586,822
89,714	Weibo Corp., Class A ADR (China)(b)(c)	2,195,302
71,829	YY, Inc., Class A ADR (China)(c)	4,512,298

		69,517,973

	Materials—0.1%
41,011	Tantech Holdings Ltd. (China)(b)(c)	188,651

	Telecommunication Services—7.0%
177,688	China Mobile Ltd. ADR (China)	10,220,614
9,834	China Telecom Corp. Ltd., H-Shares ADR (China)	488,160
65,803	China Unicom (Hong Kong) Ltd. ADR (China)	769,895

		11,478,669

	Utilities—0.3%
15,338	Huaneng Power International, Inc., H-Shares ADR (China)	435,446

	Total Common Stocks and Other Equity Interests (Cost $161,023,845)	163,312,552

	Money Market Fund—0.1%
160,626	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $160,626)	160,626

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $161,184,471)—100.1%	163,473,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

April 30, 2016

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—13.5%
22,035,328	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $22,035,328)	$22,035,328

	Total Investments (Cost $183,219,799)—113.6%	185,508,506
	Other assets less liabilities—(13.6)%	(22,260,272)

	Net Assets—100.0%	$163,248,234

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	95.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests(b)—100.7%
	Consumer Discretionary—13.1%
1,221	Advance Auto Parts, Inc.	$190,598
6,424	Amazon.com, Inc.(c)	4,237,206
1,232	AutoNation, Inc.(c)	62,401
500	AutoZone, Inc.(c)	382,615
2,724	Bed Bath & Beyond, Inc.(c)	128,627
4,687	Best Buy Co., Inc.	150,359
3,641	BorgWarner, Inc.	130,785
3,700	Cablevision Systems Corp., Class A	123,543
3,257	CarMax, Inc.(c)	172,458
7,494	Carnival Corp.	367,581
7,017	CBS Corp., Class B	392,320
498	Chipotle Mexican Grill, Inc.(c)	209,643
4,618	Coach, Inc.	185,967
40,482	Comcast Corp., Class A	2,459,686
5,473	D.R. Horton, Inc.	164,518
1,917	Darden Restaurants, Inc.	119,333
4,615	Delphi Automotive PLC (United Kingdom)	339,802
2,493	Discovery Communications, Inc., Class A(c)	68,084
3,956	Discovery Communications, Inc., Class C(c)	105,942
4,837	Dollar General Corp.	396,199
3,909	Dollar Tree, Inc.(c)	311,586
1,969	Expedia, Inc., Class A	227,951
2,282	Foot Locker, Inc.	140,206
64,870	Ford Motor Co.	879,637
3,764	Gap, Inc. (The)	87,250
1,955	Garmin Ltd.	83,342
23,384	General Motors Co.	743,611
2,491	Genuine Parts Co.	239,061
4,444	Goodyear Tire & Rubber Co. (The)	128,743
3,929	H&R Block, Inc.	79,523
6,519	Hanesbrands, Inc.	189,247
3,065	Harley-Davidson, Inc.	146,599
1,184	Harman International Industries, Inc.	90,884
1,872	Hasbro, Inc.	158,446
21,095	Home Depot, Inc. (The)	2,824,410
6,690	Interpublic Group of Cos., Inc. (The)	153,469
10,784	Johnson Controls, Inc.	446,458
3,156	Kohl’s Corp.	139,811
4,242	L Brands, Inc.	332,106
2,256	Leggett & Platt, Inc.	111,198
2,998	Lennar Corp., Class A	135,839
15,226	Lowe’s Cos., Inc.	1,157,481
5,160	Macy’s, Inc.	204,284
3,161	Marriott International, Inc., Class A	221,554
5,659	Mattel, Inc.	175,938
15,002	McDonald’s Corp.	1,897,603
2,987	Michael Kors Holdings Ltd.(c)	154,308
1,055	Mohawk Industries, Inc.(c)	203,225
7,125	Netflix, Inc.(c)	641,464
7,599	Newell Brands, Inc.	346,058
6,319	News Corp., Class A	78,482
1,794	News Corp., Class B	23,250
22,457	NIKE, Inc., Class B	1,323,616
2,138	Nordstrom, Inc.	109,316
3,983	Omnicom Group, Inc.	330,470
1,613	O’Reilly Automotive, Inc.(c)	423,703
824	Priceline Group, Inc. (The)(c)	1,107,176

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Consumer Discretionary (continued)
5,287	PulteGroup, Inc.	$97,228
1,361	PVH Corp.	130,112
969	Ralph Lauren Corp., Class A	90,320
6,738	Ross Stores, Inc.	382,584
2,818	Royal Caribbean Cruises Ltd.	218,113
1,582	Scripps Networks Interactive, Inc., Class A	98,638
1,320	Signet Jewelers Ltd.	143,299
10,741	Staples, Inc.	109,558
24,592	Starbucks Corp.	1,382,808
2,805	Starwood Hotels & Resorts Worldwide, Inc.	229,673
10,022	Target Corp.	796,749
3,660	TEGNA, Inc.	85,498
1,859	Tiffany & Co.	132,640
4,713	Time Warner Cable, Inc.	999,674
13,146	Time Warner, Inc.	987,790
11,140	TJX Cos., Inc. (The)	844,635
2,222	Tractor Supply Co.	210,335
1,899	TripAdvisor, Inc., Class A(c)	122,656
18,622	Twenty-First Century Fox, Inc., Class A	563,502
7,178	Twenty-First Century Fox, Inc., Class B	216,201
1,057	Ulta Salon, Cosmetics & Fragrance, Inc.(c)	220,152
3,025	Under Armour, Inc., Class A(c)	132,919
3,025	Under Armour, Inc., Class C(c)	123,420
1,444	Urban Outfitters, Inc.(c)	43,782
5,652	VF Corp.	356,359
5,762	Viacom, Inc., Class B	235,666
24,977	Walt Disney Co. (The)	2,579,125
1,288	Whirlpool Corp.	224,292
1,875	Wyndham Worldwide Corp.	133,031
1,351	Wynn Resorts Ltd.	119,293
6,802	Yum! Brands, Inc.	541,167

		38,986,191

	Consumer Staples—10.3%
32,578	Altria Group, Inc.	2,042,966
9,903	Archer-Daniels-Midland Co.	395,526
1,670	Brown-Forman Corp., Class B	160,854
2,993	Campbell Soup Co.	184,698
2,161	Church & Dwight Co., Inc.	200,325
2,156	Clorox Co. (The)	269,996
64,834	Coca-Cola Co. (The)	2,904,563
3,479	Coca-Cola Enterprises, Inc.	182,578
14,852	Colgate-Palmolive Co.	1,053,304
7,220	ConAgra Foods, Inc.	321,723
2,926	Constellation Brands, Inc., Class A	456,632
7,317	Costco Wholesale Corp.	1,083,867
18,280	CVS Health Corp.	1,837,140
3,115	Dr Pepper Snapple Group, Inc.	283,185
3,689	Estee Lauder Cos., Inc. (The), Class A	353,664
9,870	General Mills, Inc.	605,426
2,387	Hershey Co. (The)	222,254
4,500	Hormel Foods Corp.	173,475
1,989	JM Smucker Co. (The)	252,563
4,198	Kellogg Co.	322,448
6,004	Kimberly-Clark Corp.	751,641
9,891	Kraft Heinz Co. (The)	772,190
16,221	Kroger Co. (The)	574,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Consumer Staples (continued)
1,916	McCormick & Co., Inc.	$179,683
3,099	Mead Johnson Nutrition Co.	270,078
3,062	Molson Coors Brewing Co., Class B	292,819
26,104	Mondelez International, Inc., Class A	1,121,428
2,494	Monster Beverage Corp.(c)	359,685
24,050	PepsiCo, Inc.	2,476,188
25,778	Philip Morris International, Inc.	2,529,337
44,131	Procter & Gamble Co. (The)	3,535,776
13,774	Reynolds American, Inc.	683,190
8,735	Sysco Corp.	402,421
4,873	Tyson Foods, Inc., Class A	320,741
14,359	Walgreens Boots Alliance, Inc.	1,138,382
26,105	Wal-Mart Stores, Inc.	1,745,641
5,404	Whole Foods Market, Inc.	157,148

		30,617,596

	Energy—7.3%
8,458	Anadarko Petroleum Corp.	446,244
6,298	Apache Corp.	342,611
7,284	Baker Hughes, Inc.	352,254
7,622	Cabot Oil & Gas Corp.	178,355
8,612	Chesapeake Energy Corp.	59,164
31,332	Chevron Corp.	3,201,504
1,581	Cimarex Energy Co.	172,139
6,650	Columbia Pipeline Group, Inc.	170,373
2,151	Concho Resources, Inc.(c)	249,882
20,570	ConocoPhillips	983,040
8,491	Devon Energy Corp.	294,468
1,070	Diamond Offshore Drilling, Inc.	25,958
9,151	EOG Resources, Inc.	756,056
2,657	EQT Corp.	186,256
69,093	Exxon Mobil Corp.	6,107,821
3,774	FMC Technologies, Inc.(c)	115,069
14,279	Halliburton Co.	589,866
1,798	Helmerich & Payne, Inc.	118,884
4,406	Hess Corp.	262,686
30,445	Kinder Morgan, Inc.	540,703
14,036	Marathon Oil Corp.	197,767
8,805	Marathon Petroleum Corp.	344,099
2,692	Murphy Oil Corp.	96,212
6,255	National Oilwell Varco, Inc.	225,430
3,299	Newfield Exploration Co.(c)	119,589
7,138	Noble Energy, Inc.	257,753
12,712	Occidental Petroleum Corp.	974,375
3,493	ONEOK, Inc.	126,272
7,808	Phillips 66	641,115
2,719	Pioneer Natural Resources Co.	451,626
2,818	Range Resources Corp.	124,302
23,134	Schlumberger Ltd.	1,858,586
6,484	Southwestern Energy Co.(c)	87,080
11,173	Spectra Energy Corp.	349,380
1,983	Tesoro Corp.	158,025
5,698	Transocean Ltd.	63,134
7,824	Valero Energy Corp.	460,599
11,354	Williams Cos., Inc. (The)	220,154

		21,908,831

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Financials—16.2%
899	Affiliated Managers Group, Inc.(c)	$153,118
6,987	Aflac, Inc.	481,893
6,298	Allstate Corp. (The)	409,685
13,630	American Express Co.	891,811
19,127	American International Group, Inc.	1,067,669
7,054	American Tower Corp. REIT	739,823
2,808	Ameriprise Financial, Inc.	269,287
4,497	Aon PLC	472,725
2,605	Apartment Investment & Management Co., Class A REIT	104,356
1,076	Assurant, Inc.	90,997
2,278	AvalonBay Communities, Inc. REIT	402,728
171,803	Bank of America Corp.	2,501,452
17,900	Bank of New York Mellon Corp. (The)	720,296
13,510	BB&T Corp.	477,984
31,175	Berkshire Hathaway, Inc., Class B(c)	4,535,339
2,102	BlackRock, Inc.	749,006
2,553	Boston Properties, Inc. REIT	328,979
8,774	Capital One Financial Corp.	635,150
4,834	CBRE Group, Inc., Class A(c)	143,231
19,996	Charles Schwab Corp. (The)	568,086
7,669	Chubb Ltd.	903,868
2,464	Cincinnati Financial Corp.	162,649
49,055	Citigroup, Inc.	2,270,265
8,781	Citizens Financial Group, Inc.	200,646
5,632	CME Group, Inc., Class A	517,637
2,909	Comerica, Inc.	129,159
5,553	Crown Castle International Corp. REIT	482,445
6,888	Discover Financial Services	387,588
4,704	E*TRADE Financial Corp.(c)	118,447
1,145	Equinix, Inc. REIT	378,251
6,073	Equity Residential REIT	413,389
1,086	Essex Property Trust, Inc. REIT	239,409
2,081	Extra Space Storage, Inc. REIT	176,781
1,159	Federal Realty Investment Trust REIT	176,261
13,035	Fifth Third Bancorp	238,671
6,214	Franklin Resources, Inc.	232,031
9,690	General Growth Properties, Inc. REIT	271,611
6,538	Goldman Sachs Group, Inc. (The)	1,072,951
6,597	Hartford Financial Services Group, Inc. (The)	292,775
7,749	HCP, Inc. REIT	262,149
12,514	Host Hotels & Resorts, Inc. REIT	197,971
13,230	Huntington Bancshares, Inc.	133,094
1,976	Intercontinental Exchange, Inc.	474,299
6,925	Invesco Ltd.(d)	214,744
3,202	Iron Mountain, Inc. REIT	116,969
61,070	JPMorgan Chase & Co.	3,859,624
13,906	KeyCorp	170,905
6,887	Kimco Realty Corp. REIT	193,662
1,793	Legg Mason, Inc.	57,573
5,544	Leucadia National Corp.	92,474
4,006	Lincoln National Corp.	174,061
4,457	Loews Corp.	176,854
2,647	M&T Bank Corp.	313,193
2,111	Macerich Co. (The) REIT	160,605
8,669	Marsh & McLennan Cos., Inc.	547,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Financials (continued)
18,248	MetLife, Inc.	$822,985
2,818	Moody’s Corp.	269,739
25,416	Morgan Stanley	687,757
1,904	Nasdaq, Inc.	117,496
5,708	Navient Corp.	78,028
3,583	Northern Trust Corp.	254,680
5,162	People’s United Financial, Inc.	80,011
8,341	PNC Financial Services Group, Inc. (The)	732,173
4,516	Principal Financial Group, Inc.	192,743
9,723	Progressive Corp. (The)	316,970
8,730	Prologis, Inc. REIT	396,429
7,423	Prudential Financial, Inc.	576,322
2,454	Public Storage REIT	600,764
4,168	Realty Income Corp. REIT	246,745
21,428	Regions Financial Corp.	200,995
4,415	S&P Global, Inc.(e)	471,743
5,145	Simon Property Group, Inc. REIT	1,035,020
1,663	SL Green Realty Corp. REIT	174,748
6,653	State Street Corp.	414,482
8,400	SunTrust Banks, Inc.	350,616
13,876	Synchrony Financial(c)	424,189
4,130	T. Rowe Price Group, Inc.	310,948
1,880	Torchmark Corp.	108,833
4,906	Travelers Cos., Inc. (The)	539,169
27,169	U.S. Bancorp	1,159,845
4,446	UDR, Inc. REIT	155,254
3,971	Unum Group	135,848
5,593	Ventas, Inc. REIT	347,437
2,950	Vornado Realty Trust REIT	282,403
76,868	Wells Fargo & Co.	3,841,863
5,910	Welltower, Inc. REIT	410,272
13,132	Weyerhaeuser Co. REIT	421,800
2,298	Willis Towers Watson PLC	287,020
4,851	XL Group PLC	158,773
3,400	Zions Bancorporation	93,568

		48,251,741

	Health Care—14.7%
24,509	Abbott Laboratories	953,400
26,807	AbbVie, Inc.	1,635,227
5,815	Aetna, Inc.	652,850
5,450	Agilent Technologies, Inc.	223,014
3,747	Alexion Pharmaceuticals, Inc.(c)	521,882
6,570	Allergan PLC(c)	1,422,799
3,187	AmerisourceBergen Corp.	271,214
12,511	Amgen, Inc.	1,980,491
4,347	Anthem, Inc.	611,927
11,332	Baxalta, Inc.	475,377
9,116	Baxter International, Inc.	403,110
3,524	Becton, Dickinson and Co.	568,280
3,642	Biogen, Inc.(c)	1,001,514
22,431	Boston Scientific Corp.(c)	491,688
27,775	Bristol-Myers Squibb Co.	2,004,800
1,228	C.R. Bard, Inc.	260,545
5,477	Cardinal Health, Inc.	429,725
13,009	Celgene Corp.(c)	1,345,261
2,825	Centene Corp.(c)	175,037

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Health Care (continued)
5,036	Cerner Corp.(c)	$282,721
4,252	Cigna Corp.	589,072
2,760	DaVita HealthCare Partners, Inc.(c)	203,964
4,012	Dentsply Sirona, Inc.	239,115
3,572	Edwards Lifesciences Corp.(c)	379,382
16,197	Eli Lilly & Co.	1,223,359
3,398	Endo International PLC(c)	91,746
10,528	Express Scripts Holding Co.(c)	776,229
22,739	Gilead Sciences, Inc.	2,005,807
5,089	HCA Holdings, Inc.(c)	410,275
1,361	Henry Schein, Inc.(c)	229,601
4,108	Hologic, Inc.(c)	137,988
2,471	Humana, Inc.	437,540
2,449	Illumina, Inc.(c)	330,591
623	Intuitive Surgical, Inc.(c)	390,222
45,909	Johnson & Johnson	5,145,481
1,690	Laboratory Corp. of America Holdings(c)	211,791
1,865	Mallinckrodt PLC(c)	116,600
3,803	McKesson Corp.	638,219
23,395	Medtronic PLC	1,851,714
46,172	Merck & Co., Inc.	2,532,073
6,862	Mylan NV(c)	286,214
1,387	Patterson Cos., Inc.	60,126
1,828	PerkinElmer, Inc.	92,168
2,439	Perrigo Co. PLC	235,778
100,634	Pfizer, Inc.	3,291,738
2,376	Quest Diagnostics, Inc.	178,604
1,302	Regeneron Pharmaceuticals, Inc.(c)	490,476
4,719	St. Jude Medical, Inc.	359,588
5,211	Stryker Corp.	568,051
6,594	Thermo Fisher Scientific, Inc.	951,185
15,818	UnitedHealth Group, Inc.	2,082,914
1,505	Universal Health Services, Inc., Class B	201,188
1,593	Varian Medical Systems, Inc.(c)	129,320
4,099	Vertex Pharmaceuticals, Inc.(c)	345,710
1,349	Waters Corp.(c)	175,586
2,979	Zimmer Biomet Holdings, Inc.	344,879
7,609	Zoetis, Inc.	357,851

		43,803,007

	Industrials—10.2%
10,069	3M Co.	1,685,349
2,753	ADT Corp. (The)	115,571
1,603	Allegion PLC	104,916
10,035	American Airlines Group, Inc.	348,114
3,922	AMETEK, Inc.	188,609
10,365	Boeing Co. (The)	1,397,202
2,384	C.H. Robinson Worldwide, Inc.	169,193
9,689	Caterpillar, Inc.	753,029
1,457	Cintas Corp.	130,809
16,022	CSX Corp.	436,920
2,699	Cummins, Inc.	315,864
9,946	Danaher Corp.	962,276
4,985	Deere & Co.	419,288
12,954	Delta Air Lines, Inc.	539,793
2,577	Dover Corp.	169,309
602	Dun & Bradstreet Corp. (The)	66,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Industrials (continued)
7,636	Eaton Corp. PLC	$483,130
10,697	Emerson Electric Co.	584,377
1,973	Equifax, Inc.	237,253
3,033	Expeditors International of Washington, Inc.	150,467
4,803	Fastenal Co.	224,732
4,261	FedEx Corp.	703,534
2,167	Flowserve Corp.	105,771
2,310	Fluor Corp.	126,265
4,863	General Dynamics Corp.	683,349
155,244	General Electric Co.	4,773,753
12,797	Honeywell International, Inc.	1,462,313
5,444	Illinois Tool Works, Inc.	569,007
4,270	Ingersoll-Rand PLC	279,856
1,482	J.B. Hunt Transport Services, Inc.	122,828
2,039	Jacobs Engineering Group, Inc.(c)	90,899
1,806	Kansas City Southern	171,119
1,298	L-3 Communications Holdings, Inc.	170,726
4,370	Lockheed Martin Corp.	1,015,501
5,555	Masco Corp.	170,594
6,018	Nielsen Holdings PLC	313,779
4,961	Norfolk Southern Corp.	447,036
3,012	Northrop Grumman Corp.	621,255
5,846	PACCAR, Inc.	344,388
2,245	Parker-Hannifin Corp.	260,465
3,039	Pentair PLC (United Kingdom)	176,505
3,186	Pitney Bowes, Inc.	66,810
2,659	Quanta Services, Inc.(c)	63,072
4,974	Raytheon Co.	628,465
3,956	Republic Services, Inc.	186,209
2,186	Robert Half International, Inc.	83,746
2,191	Rockwell Automation, Inc.	248,613
2,186	Rockwell Collins, Inc.	192,783
1,680	Roper Technologies, Inc.	295,831
891	Ryder System, Inc.	61,408
969	Snap-on, Inc.	154,342
10,618	Southwest Airlines Co.	473,669
2,532	Stanley Black & Decker, Inc.	283,381
1,413	Stericycle, Inc.(c)	135,026
4,515	Textron, Inc.	174,640
7,066	Tyco International PLC	272,182
14,084	Union Pacific Corp.	1,228,547
5,984	United Continental Holdings, Inc.(c)	274,127
11,485	United Parcel Service, Inc., Class B	1,206,729
1,515	United Rentals, Inc.(c)	101,399
12,944	United Technologies Corp.	1,350,965
2,570	Verisk Analytics, Inc.(c)	199,381
947	W.W. Grainger, Inc.	222,090
6,892	Waste Management, Inc.	405,181
2,971	Xylem, Inc.	124,128

		30,524,335

	Information Technology—19.8%
10,445	Accenture PLC, Class A	1,179,449
8,436	Activision Blizzard, Inc.	290,789
8,293	Adobe Systems, Inc.(c)	781,366
2,942	Akamai Technologies, Inc.(c)	150,013
989	Alliance Data Systems Corp.(c)	201,074

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Information Technology (continued)
4,865	Alphabet, Inc., Class A(c)	$3,443,836
4,943	Alphabet, Inc., Class C(c)	3,425,548
5,129	Amphenol Corp., Class A	286,352
5,155	Analog Devices, Inc.	290,330
92,251	Apple, Inc.	8,647,609
18,815	Applied Materials, Inc.	385,143
3,747	Autodesk, Inc.(c)	224,146
7,611	Automatic Data Processing, Inc.	673,117
6,170	Broadcom Ltd. (Singapore)	899,277
4,922	CA, Inc.	145,986
83,724	Cisco Systems, Inc.	2,301,573
2,560	Citrix Systems, Inc.(c)	209,510
10,131	Cognizant Technology Solutions Corp., Class A(c)	591,346
18,518	Corning, Inc.	345,731
2,266	CSRA, Inc.	58,825
18,039	eBay, Inc.(c)	440,693
5,142	Electronic Arts, Inc.(c)	318,033
32,392	EMC Corp.	845,755
1,143	F5 Networks, Inc.(c)	119,729
38,187	Facebook, Inc., Class A(c)	4,490,027
4,591	Fidelity National Information Services, Inc.	302,088
1,273	First Solar, Inc.(c)	71,084
3,707	Fiserv, Inc.(c)	362,248
2,287	FLIR Systems, Inc.	69,090
2,588	Global Payments, Inc.	186,802
2,074	Harris Corp.	165,941
28,565	Hewlett Packard Enterprise Co.	475,893
28,729	HP, Inc.	352,505
78,601	Intel Corp.	2,380,038
14,710	International Business Machines Corp.	2,146,777
4,269	Intuit, Inc.	430,699
5,857	Juniper Networks, Inc.	137,054
2,588	KLA-Tencor Corp.	181,005
2,644	Lam Research Corp.	202,002
3,979	Linear Technology Corp.	176,986
16,312	MasterCard, Inc., Class A	1,582,101
3,554	Microchip Technology, Inc.	172,689
17,261	Micron Technology, Inc.(c)	185,556
131,597	Microsoft Corp.	6,562,742
2,640	Motorola Solutions, Inc.	198,502
4,814	NetApp, Inc.	113,803
8,504	NVIDIA Corp.	302,147
52,425	Oracle Corp.	2,089,660
5,347	Paychex, Inc.	278,686
18,514	PayPal Holdings, Inc.(c)	725,379
2,150	Qorvo, Inc.(c)	96,814
24,871	QUALCOMM, Inc.	1,256,483
3,042	Red Hat, Inc.(c)	223,192
10,491	salesforce.com, inc.(c)	795,218
3,348	SanDisk Corp.	251,535
4,931	Seagate Technology PLC	107,348
3,188	Skyworks Solutions, Inc.	213,022
10,145	Symantec Corp.	168,864
6,150	TE Connectivity Ltd. (Switzerland)	365,802
2,209	Teradata Corp.(c)	55,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Information Technology (continued)
16,727	Texas Instruments, Inc.	$954,108
2,800	Total System Services, Inc.	143,192
1,607	VeriSign, Inc.(c)	138,845
31,931	Visa, Inc., Class A	2,466,350
3,875	Western Digital Corp.	158,352
8,352	Western Union Co. (The)	167,040
15,842	Xerox Corp.	152,083
4,248	Xilinx, Inc.	183,004
14,496	Yahoo!, Inc.(c)	530,554

		59,024,428

	Materials—3.0%
3,229	Air Products & Chemicals, Inc.	471,079
1,082	Airgas, Inc.	154,120
21,874	Alcoa, Inc.	244,333
1,488	Avery Dennison Corp.	108,044
2,359	Ball Corp.	168,385
3,880	CF Industries Holdings, Inc.	128,312
18,590	Dow Chemical Co. (The)	978,020
14,502	E.I. du Pont de Nemours & Co.	955,827
2,463	Eastman Chemical Co.	188,124
4,433	Ecolab, Inc.	509,706
2,220	FMC Corp.	96,037
20,829	Freeport-McMoRan, Inc.	291,606
1,326	International Flavors & Fragrances, Inc.	158,417
6,843	International Paper Co.	296,097
5,750	LyondellBasell Industries NV, Class A	475,352
1,068	Martin Marietta Materials, Inc.	180,738
7,327	Monsanto Co.	686,393
5,865	Mosaic Co. (The)	164,161
8,804	Newmont Mining Corp.	307,876
5,290	Nucor Corp.	263,336
2,679	Owens-Illinois, Inc.(c)	49,454
4,440	PPG Industries, Inc.	490,132
4,741	Praxair, Inc.	556,878
3,262	Sealed Air Corp.	154,488
1,308	Sherwin-Williams Co. (The)	375,801
2,212	Vulcan Materials Co.	238,078
4,227	WestRock Co.	176,900

		8,867,694

	Telecommunication Services—2.7%
102,348	AT&T, Inc.	3,973,149
9,047	CenturyLink, Inc.	280,005
19,439	Frontier Communications Corp.	108,081
4,813	Level 3 Communications, Inc.(c)	251,527
67,785	Verizon Communications, Inc.	3,452,968

		8,065,730

	Utilities—3.4%
10,980	AES Corp. (The)	122,537
2,002	AGL Resources, Inc.	131,852
4,035	Ameren Corp.	193,680
8,169	American Electric Power Co., Inc.	518,731
2,963	American Water Works Co., Inc.	215,588
7,162	CenterPoint Energy, Inc.	153,625
4,609	CMS Energy Corp.	187,494

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Utilities (continued)
4,882	Consolidated Edison, Inc.	$364,197
9,923	Dominion Resources, Inc.	709,197
2,988	DTE Energy Co.	266,410
11,455	Duke Energy Corp.	902,425
5,422	Edison International	383,390
2,971	Entergy Corp.	223,360
5,278	Eversource Energy	297,890
15,308	Exelon Corp.	537,158
7,049	FirstEnergy Corp.	229,727
7,665	NextEra Energy, Inc.	901,251
5,322	NiSource, Inc.	120,863
5,239	NRG Energy, Inc.	79,109
8,199	PG&E Corp.	477,182
1,850	Pinnacle West Capital Corp.	134,402
11,214	PPL Corp.	422,095
8,424	Public Service Enterprise Group, Inc.	388,599
2,379	SCANA Corp.	163,413
3,926	Sempra Energy	405,752
15,187	Southern Co. (The)	760,869
3,921	TECO Energy, Inc.	108,886
5,252	WEC Energy Group, Inc.	305,719
8,443	Xcel Energy, Inc.	337,973

		10,043,374

	Total Investments (Cost $293,352,145)—100.7%	300,092,927
	Other assets less liabilities—(0.7)%	(2,197,759)

	Net Assets—100.0%	$297,895,168

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Except as otherwise noted, a portion of the securities in the Fund are subject to call options written. See Note 2H and Note 6.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)	Security not subject to call options written.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P 500® Quality Portfolio (SPHQ)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—20.4%
37,584	Bed Bath & Beyond, Inc.(b)	$1,774,716
93,082	CBS Corp., Class B	5,204,215
24,901	Darden Restaurants, Inc.	1,550,087
64,293	Delphi Automotive PLC (United Kingdom)	4,733,894
39,574	Dollar Tree, Inc.(b)	3,154,443
21,152	Expedia, Inc., Class A	2,448,767
55,202	Gap, Inc. (The)	1,279,582
27,427	Garmin Ltd.	1,169,213
30,082	Genuine Parts Co.	2,886,970
298,505	Home Depot, Inc. (The)	39,966,834
30,161	Leggett & Platt, Inc.	1,486,636
177,517	McDonald’s Corp.	22,454,125
279,102	NIKE, Inc., Class B	16,450,272
21,666	O’Reilly Automotive, Inc.(b)	5,691,225
80,178	Ross Stores, Inc.	4,552,507
153,233	Staples, Inc.	1,562,977
279,934	Starbucks Corp.	15,740,689
37,733	Starwood Hotels & Resorts Worldwide, Inc.	3,089,578
129,414	Target Corp.	10,288,413
22,076	Tiffany & Co.	1,575,123
157,378	TJX Cos., Inc. (The)	11,932,400
26,029	Tractor Supply Co.	2,463,905
311,332	Twenty-First Century Fox, Inc., Class A	9,420,906
25,918	Urban Outfitters, Inc.(b)	785,834
72,981	VF Corp.	4,601,452
86,824	Yum! Brands, Inc.	6,907,717

		183,172,480

	Consumer Staples—16.4%
383,714	Altria Group, Inc.	24,062,705
20,606	Brown-Forman Corp., Class B	1,984,770
167,852	Colgate-Palmolive Co.	11,904,064
33,876	Dr Pepper Snapple Group, Inc.	3,079,667
118,460	Kraft Heinz Co. (The)	9,248,172
51,911	Mead Johnson Nutrition Co.	4,524,044
345,621	Mondelez International, Inc., Class A	14,847,878
257,239	PepsiCo, Inc.	26,485,327
494,318	Procter & Gamble Co. (The)	39,604,758
200,146	Reynolds American, Inc.	9,927,242
65,498	Whole Foods Market, Inc.	1,904,682

		147,573,309

	Energy—0.5%
48,379	FMC Technologies, Inc.(b)	1,475,076
78,423	National Oilwell Varco, Inc.	2,826,365

		4,301,441

	Financials—2.6%
285,236	Charles Schwab Corp. (The)	8,103,555
87,585	Franklin Resources, Inc.	3,270,424
29,141	Public Storage REIT	7,134,008
103,778	Weyerhaeuser Co. REIT	3,333,349
59,846	XL Group PLC	1,958,760

		23,800,096

	Health Care—19.3%
284,114	Abbott Laboratories	11,052,035
320,581	AbbVie, Inc.	19,555,441

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
39,480	Biogen, Inc.(b)	$10,856,605
316,751	Bristol-Myers Squibb Co.	22,863,087
57,409	Cardinal Health, Inc.	4,504,310
57,840	Cerner Corp.(b)	3,247,138
27,952	Dentsply Sirona, Inc.	1,665,939
434,911	Gilead Sciences, Inc.	38,363,499
6,835	Intuitive Surgical, Inc.(b)	4,281,171
434,062	Johnson & Johnson	48,649,669
48,220	McKesson Corp.	8,092,280

		173,131,174

	Industrials—19.8%
155,186	3M Co.	25,975,033
193,563	Boeing Co. (The)	26,092,292
17,030	Cintas Corp.	1,528,953
169,070	Delta Air Lines, Inc.	7,045,147
34,607	Dover Corp.	2,273,680
145,540	Emerson Electric Co.	7,950,850
54,788	Fastenal Co.	2,563,531
27,049	Flowserve Corp.	1,320,262
71,725	General Dynamics Corp.	10,078,797
151,954	Honeywell International, Inc.	17,363,784
72,596	Illinois Tool Works, Inc.	7,587,734
79,810	Lockheed Martin Corp.	18,546,248
43,048	Northrop Grumman Corp.	8,879,080
36,440	Pentair PLC (United Kingdom)	2,116,435
44,691	Pitney Bowes, Inc.	937,170
57,646	Raytheon Co.	7,283,572
31,021	Robert Half International, Inc.	1,188,415
32,787	Rockwell Automation, Inc.	3,720,341
143,681	Southwest Airlines Co.	6,409,609
153,385	United Parcel Service, Inc., Class B	16,116,162
12,166	W.W. Grainger, Inc.	2,853,170

		177,830,265

	Information Technology—17.1%
233,251	Applied Materials, Inc.	4,774,648
128,726	Automatic Data Processing, Inc.	11,384,528
34,332	CSRA, Inc.	891,259
220,247	eBay, Inc.(b)	5,380,634
18,532	F5 Networks, Inc.(b)	1,941,227
390,168	HP, Inc.	4,787,361
247,047	International Business Machines Corp.	36,054,039
69,052	Intuit, Inc.	6,966,656
73,395	Juniper Networks, Inc.	1,717,443
30,239	KLA-Tencor Corp.	2,114,916
45,293	Linear Technology Corp.	2,014,633
299,860	MasterCard, Inc., Class A	29,083,421
77,316	Paychex, Inc.	4,029,710
211,362	Texas Instruments, Inc.	12,056,089
369,055	Visa, Inc., Class A	28,505,808
48,789	Xilinx, Inc.	2,101,830

		153,804,202

	Materials—3.9%
18,727	Avery Dennison Corp.	1,359,767
163,818	E.I. du Pont de Nemours & Co.	10,797,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P 500® Quality Portfolio (SPHQ) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
15,472	International Flavors & Fragrances, Inc.	$1,848,440
88,501	LyondellBasell Industries NV, Class A	7,316,378
80,722	Monsanto Co.	7,562,037
22,764	Sherwin-Williams Co. (The)	6,540,325

		35,424,191

	Total Investments (Cost $872,342,145)—100.0%	899,037,158
	Other assets less liabilities—0.0%	40,732

	Net Assets—100.0%	$899,077,890

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Water Resources Portfolio (PHO)

April 30, 2016

Number of Shares		Value
	Common Stocks—99.9%
	Building Products—2.9%
849,908	Advanced Drainage Systems, Inc.	$19,649,873

	Chemicals—9.4%
620,262	Calgon Carbon Corp.	10,166,094
469,864	Ecolab, Inc.	54,024,963

		64,191,057

	Commercial Services & Supplies—2.5%
588,984	Tetra Tech, Inc.	17,316,130

	Construction & Engineering—6.3%
426,127	Aegion Corp.(b)	9,046,676
287,647	Layne Christensen Co.(b)	2,557,182
145,829	Northwest Pipe Co.(b)	1,573,495
213,110	Valmont Industries, Inc.	29,916,382

		43,093,735

	Electronic Equipment, Instruments & Components—4.5%
152,909	Badger Meter, Inc.	10,906,999
486,021	Itron, Inc.(b)	19,985,183

		30,892,182

	Independent Power & Renewable Electricity Producers—8.3%
1,418,855	Pattern Energy Group, Inc.	29,795,955
2,499,187	TerraForm Power, Inc., Class A(b)	26,691,317

		56,487,272

	Industrial Conglomerates—7.4%
286,933	Roper Technologies, Inc.	50,526,032

	Life Sciences Tools & Services—7.7%
400,504	Waters Corp.(b)	52,129,601

	Machinery—29.2%
645,096	Energy Recovery, Inc.(b)	7,844,367
464,316	Franklin Electric Co., Inc.	14,667,742
81,524	Gorman-Rupp Co. (The)	2,306,314
260,280	Lindsay Corp.	19,901,009
2,365,477	Mueller Water Products, Inc., Class A	25,428,878
1,009,940	Pentair PLC (United Kingdom)	58,657,315
302,288	Toro Co. (The)	26,132,798
303,049	Watts Water Technologies, Inc., Class A	16,931,348
644,004	Xylem, Inc.	26,906,487

		198,776,258

	Trading Companies & Distributors—4.4%
866,932	HD Supply Holdings, Inc.(b)	29,718,429

	Water Utilities—17.3%
383,543	American States Water Co.	15,989,908
743,358	American Water Works Co., Inc.	54,086,728
788,095	Aqua America, Inc.	24,951,088
250,454	Cadiz, Inc.(b)	1,625,446
447,626	California Water Service Group	12,502,194
69,525	Connecticut Water Service, Inc.	3,269,065
167,970	Consolidated Water Co. Ltd. (Cayman Islands)	2,333,103
77,620	Middlesex Water Co.	2,839,340

		117,596,872

	Total Common Stocks (Cost $551,660,731)	680,377,441

Number of Shares		Value
	Money Market Fund—0.1%
350,128	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $350,128)	$350,128

	Total Investments (Cost $552,010,859)—100.0%	680,727,569
	Other assets less liabilities—(0.0)%	(264,861)

	Net Assets—100.0%	$680,462,708

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares WilderHill Clean Energy Portfolio (PBW)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Aerospace & Defense—3.3%
74,117	Hexcel Corp.	$3,355,277

	Auto Components—2.5%
69,908	Gentherm, Inc.(b)	2,568,420

	Automobiles—3.8%
15,716	Tesla Motors, Inc.(b)(c)	3,783,784

	Chemicals—2.7%
18,517	Air Products & Chemicals, Inc.	2,701,445

	Construction & Engineering—5.6%
592,440	Ameresco, Inc., Class A(b)	2,648,207
127,937	Quanta Services, Inc.(b)	3,034,665

		5,682,872

	Electric Utilities—2.9%
67,048	ITC Holdings Corp.	2,954,805

	Electrical Equipment—19.4%
2,088,395	Ballard Power Systems, Inc. (Canada)(b)(c)	3,341,432
1,370,695	China Ming Yang Wind Power Group Ltd. ADR (China)(b)(c)	3,289,668
67,530	Energy Focus, Inc.(b)(c)	526,734
221,116	Enphase Energy, Inc.(b)(c)	555,001
65,323	Hydrogenics Corp. (Canada)(b)(c)	616,649
1,435,102	Plug Power, Inc.(b)(c)	2,956,310
156,443	SolarCity Corp.(b)(c)	4,743,352
458,341	Sunrun, Inc.(b)(c)	3,611,727

		19,640,873

	Electronic Equipment, Instruments & Components—6.6%
69,852	Itron, Inc.(b)	2,872,314
84,843	Maxwell Technologies, Inc.(b)	544,692
55,805	Universal Display Corp.(b)	3,253,990

		6,670,996

	Independent Power & Renewable Electricity Producers—14.0%
81,128	Ormat Technologies, Inc.	3,520,955
157,485	Pattern Energy Group, Inc.	3,307,185
216,330	Sky Solar Holdings Ltd. ADR (Hong Kong)(b)(c)	672,786
1,069,744	TerraForm Global, Inc., Class A(c)	3,112,955
335,064	TerraForm Power, Inc., Class A(b)(c)	3,578,484

		14,192,365

	Internet Software & Services—3.5%
449,854	OPOWER,Inc.(b)(c)	3,553,847

	Oil, Gas & Consumable Fuels—5.2%
2,317,557	Amyris, Inc.(b)(c)	2,363,908
301,833	Renewable Energy Group, Inc.(b)	2,933,817

		5,297,725

	Semiconductors & Semiconductor Equipment—27.0%
84,139	Advanced Energy Industries, Inc.(b)	2,721,897
174,625	Canadian Solar, Inc. (Canada)(b)(c)	3,127,534
98,570	Cree, Inc.(b)	2,415,951
28,409	Daqo New Energy Corp. ADR (China)(b)	737,214
48,014	First Solar, Inc.(b)	2,681,102
205,776	Hanwha Q CELLS Co. Ltd. ADR (South Korea)(b)	2,646,279
375,253	JA Solar Holdings Co. Ltd. ADR (China)(b)(c)	3,253,443

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
349,456	ReneSola Ltd. ADR (China)(b)	$482,249
116,166	SolarEdge Technologies, Inc.(b)(c)	3,112,087
149,792	SunPower Corp.(b)(c)	3,016,811
317,131	Trina Solar Ltd. ADR (China)(b)	3,092,027

		27,286,594

	Software—3.5%
70,782	EnerNOC, Inc.(b)	482,733
218,847	Silver Spring Networks, Inc.(b)	3,074,801

		3,557,534

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $106,747,646)—100.0%	101,246,537

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—26.7%
27,046,765	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $27,046,765)	27,046,765

	Total Investments (Cost $133,794,411)—126.7%	128,293,302
	Other assets less liabilities—(26.7)%	(27,038,215)

	Net Assets—100.0%	$101,255,087

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	10.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Auto Components—5.8%
14,269	Johnson Controls, Inc.	$590,737
14,868	Kandi Technologies Group, Inc. (China)(b)(c)	106,901
12,555	Tenneco, Inc.(c)	669,181

		1,366,819

	Automobiles—2.9%
22,788	Tata Motors Ltd. ADR (India)(c)	692,299

	Building Products—6.8%
7,176	A.O. Smith Corp.	554,131
12,400	Apogee Enterprises, Inc.	513,856
11,638	Owens Corning	536,162

		1,604,149

	Chemicals—2.6%
17,765	Methanex Corp. (Canada)	621,064

	Commercial Services & Supplies—2.2%
31,653	Covanta Holding Corp.	514,678

	Construction & Engineering—4.9%
13,966	Chicago Bridge & Iron Co. NV	562,131
25,833	MasTec, Inc.(c)	585,376

		1,147,507

	Electric Utilities—2.2%
265,446	Cia Energetica de Minas Gerais ADR (Brazil)(b)	520,274

	Electrical Equipment—15.1%
2,453	Acuity Brands, Inc.	598,262
8,699	Eaton Corp. PLC	550,386
9,784	Emerson Electric Co.	534,500
9,391	EnerSys	548,153
47,911	General Cable Corp.	749,328
8,667	Regal Beloit Corp.	558,328

		3,538,957

	Electronic Equipment, Instruments & Components—2.5%
31,153	Corning, Inc.	581,627

	Energy Equipment & Services—3.2%
165,031	McDermott International, Inc.(c)	749,241

	Food & Staples Retailing—2.8%
19,760	Andersons, Inc. (The)	662,158

	Independent Power & Renewable Electricity Producers—5.5%
39,146	Calpine Corp.(c)	617,724
41,662	NRG Yield, Inc., Class C(b)	674,091

		1,291,815

	Industrial Conglomerates—2.3%
19,328	Koninklijke Philips NV (Netherlands)	531,713

	Machinery—12.7%
19,514	Altra Industrial Motion Corp.	560,052
25,161	Chart Industries, Inc.(c)	647,644
13,761	ESCO Technologies, Inc.	529,523
10,128	Luxfer Holdings PLC ADR (United Kingdom)	130,145
5,032	WABCO Holdings, Inc.(c)	564,389
10,295	Woodward, Inc.	558,092

		2,989,845

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Oil, Gas & Consumable Fuels—23.7%
140,998	Chesapeake Energy Corp.	$968,656
35,917	Clean Energy Fuels Corp.(b)(c)	102,723
132,950	Cosan Ltd., Class A (Brazil)	715,271
28,021	Golar LNG Ltd. (Bermuda)(b)	464,588
39,995	Green Plains, Inc.	723,910
18,676	Range Resources Corp.	823,798
21,258	Sasol Ltd. ADR (South Africa)	697,050
79,228	Southwestern Energy Co.(b)(c)	1,064,032

		5,560,028

	Real Estate Investment Trusts—2.5%
29,716	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	576,490

	Semiconductors & Semiconductor Equipment—2.3%
29,830	Veeco Instruments, Inc.(c)	549,170

	Total Common Stocks and Other Equity Interests (Cost $22,208,447)	23,497,834

	Money Market Fund—0.1%
11,982	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $11,982)	11,982

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $22,220,429)—100.1%	23,509,816

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.2%
1,699,462	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $1,699,462)	1,699,462

	Total Investments (Cost $23,919,891)—107.3%	25,209,278
	Other assets less liabilities—(7.3)%	(1,722,222)

	Net Assets—100.0%	$23,487,056

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

April 30, 2016

(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Statements of Assets and Liabilities

April 30, 2016

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares Cleantech™ Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Assets:
Unaffiliated investments, at value(a)	$298,665,181	$71,249,825	$1,438,088,012	$290,890,032
Affiliated investments, at value	101,580	3,150,893	895,085	70,988,650

Total investments, at value	298,766,761	74,400,718	1,438,983,097	361,878,682
Foreign currencies, at value	—	—	—	9,898
Receivables:
Investments sold	1,849,114	—	8,104,546	1,971,195
Dividends	216,210	64,207	380,677	484,966
Foreign tax reclaims	—	96,373	10,433	885,666
Securities lending	—	10,053	—	71,206
Settlement proceeds	—	122,752	—	220,946
Unrealized appreciation on swap agreements	—	—	—	87
Other assets	2,947	2,942	5,553	4,609

Total Assets	300,835,032	74,697,045	1,447,484,306	365,527,255

Liabilities:
Due to custodian	—	—	—	—
Payables:
Shares repurchased	1,849,530	—	8,101,417	—
Collateral upon return of securities loaned	—	3,145,606	—	37,861,974
Investments purchased	—	—	—	151,624
Payable for swaps	—	—	—	2,617
Unrealized depreciation on swap agreements	—	—	—	1,226,483
Open written options, at value	—	—	—	—
Accrued advisory fees	121,127	19,200	605,349	130,346
Accrued trustees’ and officer’s fees	23,114	20,452	54,868	32,583
Accrued expenses	106,475	45,912	700,219	197,099

Total Liabilities	2,100,246	3,231,170	9,461,853	39,602,726

Net Assets	$298,734,786	$71,465,875	$1,438,022,453	$325,924,529

Net Assets Consist of:
Shares of beneficial interest	$311,416,487	$139,995,707	$1,711,051,055	$470,888,842
Undistributed net investment income	354,278	182,053	1,885,622	(11,297,899)
Undistributed net realized gain (loss)	(31,809,420)	(82,483,786)	(392,626,613)	(107,331,377)
Net unrealized appreciation (depreciation)	18,773,441	13,771,901	117,712,389	(26,335,037)

Net Assets	$298,734,786	$71,465,875	$1,438,022,453	$325,924,529

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,200,000	2,350,000	35,500,000	31,200,000
Net asset value	$36.43	$30.41	$40.51	$10.45

Market price	$36.42	$30.29	$40.50	$10.39

Unaffiliated investments, at cost	$279,891,740	$57,477,869	$1,320,375,623	$315,975,424

Affiliated investments, at cost	$101,580	$3,150,893	$895,085	$70,988,650

Total investments, at cost	$279,993,320	$60,628,762	$1,321,270,708	$386,964,074

Foreign currencies, at cost	$—	$—	$—	$9,913

Premium received on written options	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$3,036,126	$—	$36,380,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$163,312,552	$299,878,183	$899,037,158	$680,377,441	$101,246,537	$23,497,834
22,195,954	214,744	—	350,128	27,046,765	1,711,444

185,508,506	300,092,927	899,037,158	680,727,569	128,293,302	25,209,278
—	—	—	—	—	—

—	—	—	—	—	—
8,600	323,081	1,037,043	345,715	17,099	15,283
—	—	—	—	32,697	18,538
56,521	—	—	—	345,593	4,221
—	—	—	—	—	—
—	—	—	—	—	—
2,977	—	3,258	4,609	4,609	3,333

185,576,604	300,416,008	900,077,459	681,077,893	128,693,300	25,250,653

—	234,694	585,305	—	111,271	—

—	—	—	—	—	—
22,035,328	—	—	—	27,046,765	1,699,462
—	—	—	—	121,788	—
—	—	—	—	—	—
—	—	—	—	—	—
—	2,098,140	—	—	—	—
70,303	188,006	131,664	270,998	5,792	2,565
34,928	—	27,460	90,075	46,706	16,907
187,811	—	255,140	254,112	105,891	44,663

22,328,370	2,520,840	999,569	615,185	27,438,213	1,763,597

$163,248,234	$297,895,168	$899,077,890	$680,462,708	$101,255,087	$23,487,056

$468,665,900	$305,161,484	$971,528,723	$1,226,968,068	$1,493,610,524	$63,949,002
(204,010)	807,310	1,892,733	325,612	246,275	47,436
(307,502,363)	(16,445,666)	(101,038,579)	(675,547,682)	(1,387,100,603)	(41,798,769)
2,288,707	8,372,040	26,695,013	128,716,710	(5,501,109)	1,289,387

$163,248,234	$297,895,168	$899,077,890	$680,462,708	$101,255,087	$23,487,056

5,350,000	14,650,000	36,400,000	29,600,000	24,650,000	1,050,000
$30.51	$20.33	$24.70	$22.99	$4.11	$22.37

$30.49	$20.29	$24.70	$22.98	$4.11	$22.36

$161,023,845	$293,098,501	$872,342,145	$551,660,731	$106,747,646	$22,208,447

$22,195,954	$253,644	$—	$350,128	$27,046,765	$1,711,444

$183,219,799	$293,352,145	$872,342,145	$552,010,859	$133,794,411	$23,919,891

$—	$—	$—	$—	$—	$—

$—	$3,729,398	$—	$—	$—	$—

$21,214,487	$—	$—	$—	$24,580,037	$1,629,286

47

Statements of Operations

For the year ended April 30, 2016

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares Cleantech™ Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Investment Income:
Unaffiliated dividend income	$5,755,567	$989,066	$16,663,790	$25,325,477
Affiliated dividend income	1,373	81	2,269	66,569
Securities lending income	—	123,876	—	547,589
Foreign withholding tax	—	(85,419)	—	(458,748)

Total Income	5,756,940	1,027,604	16,666,059	25,480,887

Expenses:
Advisory fees	1,343,216	357,786	8,982,393	2,068,668
Sub-licensing fees	161,184	53,668	1,796,478	413,733
Recapture (Note 3)	59,650	—	—	—
Accounting & administration fees	53,155	34,843	349,873	71,894
Professional fees	28,944	36,255	50,232	40,153
Trustees’ and officer’s fees	12,541	8,948	43,395	15,604
Custodian & transfer agent fees	5,616	10,426	24,007	40,229
Other expenses	55,696	23,427	170,356	88,012

Total Expenses	1,720,002	525,353	11,416,734	2,738,293

Less: Waivers	(865)	(42,428)	(2,077)	(71,625)

Net Expenses	1,719,137	482,925	11,414,657	2,666,668

Net Investment Income	4,037,803	544,679	5,251,402	22,814,219

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(4,197,179)	489,142	(147,914,272)	(8,836,631)
In-kind redemptions	18,248,496	1,408,642	159,582,237	18,348,385
Swap agreements	—	—	—	(14,567,140)
Written options	—	—	—	—
Foreign currencies	—	1,844	—	(87,668)

Net realized gain (loss)	14,051,317	1,899,628	11,667,965	(5,143,054)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(10,888,996)	(2,564,753)	(151,181,845)	(59,459,267)
Swap agreements	—	—	—	(685,203)
Written options	—	—	—	—
Foreign currencies	—	4,261	—	12,189

Net change in unrealized appreciation (depreciation)	(10,888,996)	(2,560,492)	(151,181,845)	(60,132,281)

Net realized and unrealized gain (loss)	3,162,321	(660,864)	(139,513,880)	(65,275,335)

Net increase (decrease) in net assets resulting from operations	$7,200,124	$(116,185)	$(134,262,478)	$(42,461,116)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$1,099,980	$7,288,540	$13,369,326	$8,561,838	$408,651	$341,160
381	9,458	836	892	221	48
547,032	—	—	—	3,038,066	173,130
(62,012)	(266)	—	(85,924)	—	(10,901)

1,585,381	7,297,732	13,370,162	8,476,806	3,446,938	503,437

899,566	2,465,562	1,751,542	3,557,991	561,673	123,207
179,912	—	280,521	533,701	112,334	24,641
—	—	—	—	—	—
31,492	—	113,226	123,877	34,796	34,935
31,442	—	33,171	33,495	25,822	25,194
11,081	—	17,804	21,339	9,806	8,106
89,034	—	20,952	8,365	61,428	12,705
25,667	—	57,895	80,758	43,317	15,511

1,268,194	2,465,562	2,275,111	4,359,526	849,176	244,299

(9,142)	(619)	(524,503)	(893)	(63,048)	(71,848)

1,259,052	2,464,943	1,750,608	4,358,633	786,128	172,451

326,329	4,832,789	11,619,554	4,118,173	2,660,810	330,986

(11,751,582)	(5,658,381)	(8,792,194)	(120,105,992)	(39,829,020)	(6,165,787)
16,959,178	54,963,741	104,689,495	77,141,684	1,457,398	889,756
—	—	—	—	—	—
—	(558,883)	—	—	—	—
—	—	—	—	—	—

5,207,596	48,746,477	95,897,301	(42,964,308)	(38,371,622)	(5,276,031)

(28,892,998)	(53,614,097)	(44,054,301)	(35,442,735)	(2,472,953)	(1,905,394)
—	—	—	—	—	—
—	780,742	—	—	—	—
—	—	—	—	—	—

(28,892,998)	(52,833,355)	(44,054,301)	(35,442,735)	(2,472,953)	(1,905,394)

(23,685,402)	(4,086,878)	51,843,000	(78,407,043)	(40,844,575)	(7,181,425)

$(23,359,073)	$745,911	$63,462,554	$(74,288,870)	$(38,183,765)	$(6,850,439)

49

Statements of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	PowerShares Aerospace & Defense Portfolio (PPA)		PowerShares Cleantech™ Portfolio (PZD)
	2016	2015	2016	2015
Operations:
Net investment income	$4,037,803	$1,741,076	$544,679	$695,733
Net realized gain (loss)	14,051,317	5,418,419	1,899,628	4,185,001
Net change in unrealized appreciation (depreciation)	(10,888,996)	12,880,679	(2,560,492)	(7,838,210)

Net increase (decrease) in net assets resulting from operations	7,200,124	20,040,174	(116,185)	(2,957,476)

Distributions to Shareholders from:
Net investment income	(3,934,869)	(1,474,100)	(576,797)	(635,362)
Return of capital	—	—	—	—

Total distributions to shareholders	(3,934,869)	(1,474,100)	(576,797)	(635,362)

Shareholder Transactions:
Proceeds from shares sold	110,857,357	163,593,010	—	4,394,744
Value of shares repurchased	(78,000,522)	(17,632,615)	(4,353,113)	(8,825,354)

Net increase (decrease) in net assets resulting from shares transactions	32,856,835	145,960,395	(4,353,113)	(4,430,610)

Increase (Decrease) in Net Assets	36,122,090	164,526,469	(5,046,095)	(8,023,448)

Net Assets:
Beginning of year	262,612,696	98,086,227	76,511,970	84,535,418

End of year	$298,734,786	$262,612,696	$71,465,875	$76,511,970

Undistributed net investment income at end of year	$354,278	$251,344	$182,053	$212,327

Changes in Shares Outstanding:
Shares sold	3,150,000	4,800,000	—	150,000
Shares repurchased	(2,300,000)	(500,000)	(150,000)	(300,000)
Shares outstanding, beginning of year	7,350,000	3,050,000	2,500,000	2,650,000

Shares outstanding, end of year	8,200,000	7,350,000	2,350,000	2,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares DWA Momentum Portfolio (PDP)		PowerShares Global Listed Private Equity Portfolio (PSP)		PowerShares Golden Dragon China Portfolio (PGJ)
2016	2015	2016	2015	2016	2015

$5,251,402	$5,843,484	$22,814,219	$16,776,727	$326,329	$1,678,779
11,667,965	142,930,976	(5,143,054)	47,953,184	5,207,596	33,306,462
(151,181,845)	44,967,654	(60,132,281)	(42,186,037)	(28,892,998)	5,108,538

(134,262,478)	193,742,114	(42,461,116)	22,543,874	(23,359,073)	40,093,779

(5,095,535)	(4,082,216)	(22,461,093)	(27,591,991)	(604,271)	(2,129,714)
—	—	—	—	(172,929)	—

(5,095,535)	(4,082,216)	(22,461,093)	(27,591,991)	(777,200)	(2,129,714)

825,218,576	1,257,742,866	27,886,163	134,129,178	31,179,637	79,503,122
(1,119,618,364)	(836,066,053)	(113,645,852)	(236,075,900)	(74,425,765)	(145,405,126)

(294,399,788)	421,676,813	(85,759,689)	(101,946,722)	(43,246,128)	(65,902,004)

(433,757,801)	611,336,711	(150,681,898)	(106,994,839)	(67,382,401)	(27,937,939)

1,871,780,254	1,260,443,543	476,606,427	583,601,266	230,630,635	258,568,574

$1,438,022,453	$1,871,780,254	$325,924,529	$476,606,427	$163,248,234	$230,630,635

$1,885,622	$1,729,755	$(11,297,899)	$(8,610,255)	$(204,010)	$(241,593)

19,600,000	30,900,000	2,400,000	11,400,000	950,000	2,500,000
(28,200,000)	(20,900,000)	(11,100,000)	(21,000,000)	(2,450,000)	(5,000,000)
44,100,000	34,100,000	39,900,000	49,500,000	6,850,000	9,350,000

35,500,000	44,100,000	31,200,000	39,900,000	5,350,000	6,850,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2016 and 2015

	PowerShares S&P 500 BuyWrite Portfolio (PBP)		PowerShares S&P 500® Quality Portfolio (SPHQ)
	2016	2015	2016	2015
Operations:
Net investment income	$4,832,789	$4,677,970	$11,619,554	$8,201,541
Net realized gain (loss)	48,746,477	(1,191,009)	95,897,301	43,790,455
Net change in unrealized appreciation (depreciation)	(52,833,355)	9,732,702	(44,054,301)	(389,529)

Net increase (decrease) in net assets resulting from operations	745,911	13,219,663	63,462,554	51,602,467

Distributions to Shareholders from:
Net investment income	(5,351,930)	(13,360,682)	(10,888,763)	(7,699,802)
Net realized gains	(12,062,642)	(3,220,888)	—	—

Total distributions to shareholders	(17,414,572)	(16,581,570)	(10,888,763)	(7,699,802)

Shareholder Transactions:
Proceeds from shares sold	113,491,101	231,535,424	927,220,372	242,538,333
Value of shares repurchased	(203,197,290)	(73,361,924)	(614,252,831)	(118,590,643)

Net increase (decrease) in net assets resulting from shares transactions	(89,706,189)	158,173,500	312,967,541	123,947,690

Increase (Decrease) in Net Assets	(106,374,850)	154,811,593	365,541,332	167,850,355

Net Assets:
Beginning of year	404,270,018	249,458,425	533,536,558	365,686,203

End of year	$297,895,168	$404,270,018	$899,077,890	$533,536,558

Undistributed net investment income at end of year	$807,310	$863,901	$1,892,733	$1,161,942

Changes in Shares Outstanding:
Shares sold	5,400,000	10,900,000	39,250,000	10,650,000
Shares repurchased	(9,800,000)	(3,550,000)	(25,800,000)	(5,200,000)
Shares outstanding, beginning of year	19,050,000	11,700,000	22,950,000	17,500,000

Shares outstanding, end of year	14,650,000	19,050,000	36,400,000	22,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Water Resources Portfolio (PHO)		PowerShares WilderHill Clean Energy Portfolio (PBW)		PowerShares WilderHill Progressive Energy Portfolio (PUW)
2016	2015	2016	2015	2016	2015

$4,118,173	$5,188,745	$2,660,810	$3,905,403	$330,986	$639,539
(42,964,308)	26,094,958	(38,371,622)	(10,857,926)	(5,276,031)	643,328
(35,442,735)	(53,398,337)	(2,472,953)	(13,364,817)	(1,905,394)	(6,100,025)

(74,288,870)	(22,114,634)	(38,183,765)	(20,317,340)	(6,850,439)	(4,817,158)

(5,414,109)	(5,760,750)	(2,346,665)	(4,135,076)	(367,721)	(626,095)
—	—	—	—	—	—

(5,414,109)	(5,760,750)	(2,346,665)	(4,135,076)	(367,721)	(626,095)

149,177,885	35,679,168	5,301,285	28,214,118	—	5,044,172
(244,171,049)	(142,892,020)	(7,305,808)	(78,072,886)	(3,464,537)	(11,250,272)

(94,993,164)	(107,212,852)	(2,004,523)	(49,858,768)	(3,464,537)	(6,206,100)

(174,696,143)	(135,088,236)	(42,534,953)	(74,311,184)	(10,682,697)	(11,649,353)

855,158,851	990,247,087	143,790,040	218,101,224	34,169,753	45,819,106

$680,462,708	$855,158,851	$101,255,087	$143,790,040	$23,487,056	$34,169,753

$325,612	$1,621,548	$246,275	$(127,786)	$47,436	$84,171

6,650,000	1,400,000	1,250,000	4,300,000	—	150,000
(11,000,000)	(5,650,000)	(1,550,000)	(12,450,000)	(150,000)	(350,000)
33,950,000	38,200,000	24,950,000	33,100,000	1,200,000	1,400,000

29,600,000	33,950,000	24,650,000	24,950,000	1,050,000	1,200,000

53

Financial Highlights

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$35.73		$32.16	$23.22	$19.99	$20.57
Net investment income(a)	0.53	(b)	0.32	0.33	0.44	0.21
Net realized and unrealized gain (loss) on investments	0.67		3.52	9.00	3.22	(0.60)
Total from investment operations	1.20		3.84	9.33	3.66	(0.39)
Distributions to shareholders from:
Net investment income	(0.50)		(0.27)	(0.39)	(0.43)	(0.19)
Net asset value at end of year	$36.43		$35.73	$32.16	$23.22	$19.99
Market price at end of year(c)	$36.42		$35.71	$32.15	$23.20	$19.98
Net Asset Value Total Return(d)	3.43%		11.99%	40.52%	18.69%	(1.82)%
Market Price Total Return(d)	3.46%		11.96%	40.59%	18.65%	(1.87)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$298,735		$262,613	$98,086	$47,607	$54,967
Ratio to average net assets of:
Expenses, after Waivers	0.64%		0.66%	0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.64%		0.66%	0.69%	0.74%	0.76%
Net investment income, after Waivers	1.50	%(b)	0.94%	1.13%	2.18%	1.09%
Portfolio turnover rate(e)	16%		13%	8%	17%	25%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.33 and 0.93%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.60	$31.90	$25.47	$23.06	$30.10
Net investment income(a)	0.22	0.27	0.17	0.26	0.24
Net realized and unrealized gain (loss) on investments	(0.18)	(1.33)	6.53	2.37	(7.07)
Total from investment operations	0.04	(1.06)	6.70	2.63	(6.83)
Distributions to shareholders from:
Net investment income	(0.23)	(0.24)	(0.27)	(0.22)	(0.21)
Net asset value at end of year	$30.41	$30.60	$31.90	$25.47	$23.06
Market price at end of year(b)	$30.29	$30.54	$31.92	$25.36	$22.98
Net Asset Value Total Return(c)	0.15%	(3.36)%	26.52%	11.59%	(22.65)%
Market Price Total Return(c)	(0.05)%	(3.61)%	27.15%	11.50%	(22.87)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$71,466	$76,512	$84,535	$71,314	$100,305
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.73%	0.72%	0.72%	0.76%	0.74%
Net investment income, after Waivers	0.76%	0.89%	0.58%	1.16%	0.97%
Portfolio turnover rate(d)	25%	22%	24%	22%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares DWA Momentum Portfolio (PDP)

	Year Ended April 30,
	2016	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$42.44	$36.96		$31.77		$27.86		$26.52
Net investment income(a)	0.12	0.16		0.06		0.23		0.07
Net realized and unrealized gain (loss) on investments	(1.94)	5.43		5.23		3.92		1.31
Total from investment operations	(1.82)	5.59		5.29		4.15		1.38
Distributions to shareholders from:
Net investment income	(0.11)	(0.11)		(0.10)		(0.24)		(0.04)
Net asset value at end of year	$40.51	$42.44		$36.96		$31.77		$27.86
Market price at end of year(b)	$40.50	$42.43		$36.93		$31.76		$27.86
Net Asset Value Total Return(c)	(4.29)%	15.13%		16.71%		15.02%		5.22%
Market Price Total Return(c)	(4.29)%	15.19%		16.65%		14.98%		5.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,438,022	$1,871,780		$1,260,444		$876,929		$571,078
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.63	%(d)	0.64	%(d)	0.67	%(d)	0.65%
Expenses, prior to Waivers	0.64%	0.63	%(d)	0.64	%(d)	0.67	%(d)	0.65%
Net investment income, after Waivers	0.29%	0.39%		0.17%		0.82%		0.29%
Portfolio turnover rate(e)	100%	73%		75%		66%		96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2016		2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$11.95		$11.79	$11.70		$9.22	$12.17
Net investment income(a)	0.60	(b)	0.35	0.38	(c)	0.24	0.26
Net realized and unrealized gain (loss) on investments	(1.53)		0.41	1.38		2.64	(2.58)
Total from investment operations	(0.93)		0.76	1.76		2.88	(2.32)
Distributions to shareholders from:
Net investment income	(0.57)		(0.60)	(1.67)		(0.40)	(0.56)
Return of capital	—		—	—		—	(0.07)
Total distributions	(0.57)		(0.60)	(1.67)		(0.40)	(0.63)
Net asset value at end of year	$10.45		$11.95	$11.79		$11.70	$9.22
Market price at end of year(d)	$10.39		$11.93	$11.85		$11.75	$9.25
Net Asset Value Total Return(e)	(8.09)%		6.79%	16.20%		31.87%	(19.51)%
Market Price Total Return(e)	(8.47)%		6.09%	16.31%		32.00%	(19.80)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$325,925		$476,606	$583,601		$408,492	$296,744
Ratio to average net assets of:
Expenses, after Waivers(f)	0.64%		0.64%	0.69%		0.70%	0.71%
Expenses, prior to Waivers(f)	0.66%		0.66%	0.70%		0.70%	0.76%
Net investment income, after Waivers	5.51	%(b)	3.04%	3.20	%(c)	2.47%	2.79%
Portfolio turnover rate(g)	35%		30%	53%		53%	88%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 3.12%, respectively.
(c)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.28 and 2.39%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$33.67	$27.65	$19.65	$21.56		$28.98
Net investment income(a)	0.06	0.21	0.21	0.34		0.48
Net realized and unrealized gain (loss) on investments	(3.10)	6.06	8.08	(1.81)		(7.43)
Total from investment operations	(3.04)	6.27	8.29	(1.47)		(6.95)
Distributions to shareholders from:
Net investment income	(0.09)	(0.25)	(0.29)	(0.44)		(0.47)
Return of capital	(0.03)	—	—	—		—
Total distributions	(0.12)	(0.25)	(0.29)	(0.44)		(0.47)
Net asset value at end of year	$30.51	$33.67	$27.65	$19.65		$21.56
Market price at end of year(b)	$30.49	$33.62	$27.60	$19.59		$21.49
Net Asset Value Total Return(c)	(9.04)%	22.79%	42.28%	(6.73	)%(d)	(23.98)%
Market Price Total Return(c)	(8.97)%	22.83%	42.46%	(6.70)%		(23.93)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$163,248	$230,631	$258,569	$181,744		$245,838
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%		0.69%
Expenses, prior to Waivers	0.70%	0.70%	0.70%	0.75%		0.71%
Net investment income, after Waivers	0.18%	0.68%	0.75%	1.78%		2.08%
Portfolio turnover rate(e)	47%	25%	37%	63%		23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$21.22	$21.32	$20.83	$20.60	$21.52
Net investment income(a)	0.30	0.28	0.28	0.33	0.29
Net realized and unrealized gain (loss) on investments	(0.11)	0.65	1.57	0.70	1.00
Total from investment operations	0.19	0.93	1.85	1.03	1.29
Distributions to shareholders from:
Net investment income	(0.34)	(0.86)	(1.35)	(0.65)	(2.10)
Net realized gains	(0.74)	(0.17)	(0.01)	(0.15)	(0.11)
Total distributions	(1.08)	(1.03)	(1.36)	(0.80)	(2.21)
Net asset value at end of year	$20.33	$21.22	$21.32	$20.83	$20.60
Market price at end of year(b)	$20.29	$21.22	$21.35	$20.83	$20.65
Net Asset Value Total Return(c)	0.90%	4.48%	9.34%	5.22%	6.74%
Market Price Total Return(c)	0.67%	4.32%	9.50%	4.97%	7.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$297,895	$404,270	$249,458	$205,222	$154,528
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.47%	1.33%	1.37%	1.61%	1.42%
Portfolio turnover rate(d)	43%	50%	32%	22%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares S&P 500® Quality Portfolio (SPHQ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$23.25	$20.90	$17.87	$15.33	$14.64
Net investment income(a)	0.45	0.41	0.36	0.33	0.26
Net realized and unrealized gain on investments	1.46	2.33	3.03	2.52	0.74
Total from investment operations	1.91	2.74	3.39	2.85	1.00
Distributions to shareholders from:
Net investment income	(0.46)	(0.39)	(0.36)	(0.31)	(0.31)
Net asset value at end of year	$24.70	$23.25	$20.90	$17.87	$15.33
Market price at end of year(b)	$24.70	$23.24	$20.89	$17.87	$15.33
Net Asset Value Total Return(c)	8.39%	13.17%	19.15%	18.86%	7.04%
Market Price Total Return(c)	8.43%	13.18%	19.09%	18.86%	7.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$899,078	$533,537	$365,686	$228,736	$146,421
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.39%	0.50%
Expenses, prior to Waivers	0.38%	0.38%	0.39%	0.55%	0.70%
Net investment income, after Waivers	1.92%	1.83%	1.87%	2.06%	1.82%
Portfolio turnover rate(d)	102%	18%	13%	17%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.19	$25.92	$22.06	$18.78	$20.25
Net investment income(a)	0.13	0.14	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments	(2.17)	(0.72)	3.83	3.28	(1.48)
Total from investment operations	(2.04)	(0.58)	3.99	3.44	(1.34)
Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.13)	(0.16)	(0.13)
Net asset value at end of year	$22.99	$25.19	$25.92	$22.06	$18.78
Market price at end of year(b)	$22.98	$25.17	$25.91	$22.05	$18.77
Net Asset Value Total Return(c)	(8.09)%	(2.25)%	18.16%	18.48%	(6.59)%
Market Price Total Return(c)	(8.06)%	(2.29)%	18.17%	18.49%	(6.59)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$680,463	$855,159	$990,247	$877,064	$825,510
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.61%	0.61%	0.62%	0.62%
Expenses, prior to Waivers	0.61%	0.61%	0.61%	0.62%	0.62%
Net investment income, after Waivers	0.58%	0.56%	0.66%	0.81%	0.77%
Portfolio turnover rate(d)	89%	25%	34%	31%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$5.76	$6.59	$4.79	$5.08	$10.35
Net investment income(a)	0.11	0.14	0.10	0.11	0.20
Net realized and unrealized gain (loss) on investments	(1.66)	(0.82)	1.85	(0.26)	(5.33)
Total from investment operations	(1.55)	(0.68)	1.95	(0.15)	(5.13)
Distributions to shareholders from:
Net investment income	(0.10)	(0.15)	(0.15)	(0.14)	(0.14)
Net asset value at end of year	$4.11	$5.76	$6.59	$4.79	$5.08
Market price at end of year(b)	$4.11	$5.76	$6.59	$4.79	$5.08
Net Asset Value Total Return(c)	(27.19)%	(10.36)%	41.23%	(2.64)%	(49.78)%
Market Price Total Return(c)	(27.19)%	(10.36)%	41.23%	(2.65)%	(49.68)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,255	$143,790	$218,101	$142,494	$178,016
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.76%	0.72%	0.70%	0.70%	0.76%
Net investment income (loss), after Waivers	2.37%	2.39%	1.55%	2.48%	2.98%
Portfolio turnover rate(d)	60%	48%	57%	52%	46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$28.47	$32.73	$27.56	$25.87	$30.68
Net investment income(a)	0.30	0.50	0.24	0.35	0.14
Net realized and unrealized gain (loss) on investments	(6.07)	(4.27)	5.27	1.54	(4.71)
Total from investment operations	(5.77)	(3.77)	5.51	1.89	(4.57)
Distributions to shareholders from:
Net investment income	(0.33)	(0.49)	(0.34)	(0.20)	(0.24)
Net asset value at end of year	$22.37	$28.47	$32.73	$27.56	$25.87
Market price at end of year(b)	$22.36	$28.47	$32.71	$27.55	$25.86
Net Asset Value Total Return(c)	(20.29)%	(11.59)%	20.24%	7.38%	(14.84)%
Market Price Total Return(c)	(20.32)%	(11.54)%	20.21%	7.38%	(14.93)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,487	$34,170	$45,819	$38,584	$47,859
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.71%
Expenses, prior to Waivers	0.99%	0.86%	0.84%	0.87%	0.86%
Net investment income, after Waivers	1.34%	1.69%	0.78%	1.40%	0.56%
Portfolio turnover rate(d)	40%	41%	37%	32%	36%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Aerospace & Defense Portfolio (PPA)	“Aerospace & Defense Portfolio”
PowerShares CleantechTM Portfolio (PZD)	“CleantechTM Portfolio”
PowerShares DWA Momentum Portfolio (PDP)	“DWA Momentum Portfolio”
PowerShares Global Listed Private Equity Portfolio (PSP)	“Global Listed Private Equity Portfolio”
PowerShares Golden Dragon China Portfolio (PGJ)	“Golden Dragon China Portfolio”
PowerShares S&P 500 BuyWrite Portfolio (PBP)	“S&P 500 BuyWrite Portfolio”
PowerShares S&P 500® Quality Portfolio (SPHQ) (formerly, PowerShares S&P 500® High Quality Portfolio)	“S&P 500® Quality Portfolio”
PowerShares Water Resources Portfolio (PHO)	“Water Resources Portfolio”
PowerShares WilderHill Clean Energy Portfolio (PBW)	“WilderHill Clean Energy Portfolio”
PowerShares WilderHill Progressive Energy Portfolio (PUW)	“WilderHill Progressive Energy Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Aerospace & Defense Portfolio	SPADETM Defense Index
CleantechTM Portfolio	The Cleantech IndexTM
DWA Momentum Portfolio	Dorsey Wright® Technical Leaders Index
Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWriteSM Index
S&P 500® Quality Portfolio	S&P 500® Quality Index*
Water Resources Portfolio	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

*	Effective after the close of markets on March 18, 2016, the underlying index changed from S&P 500® High Quality Rankings Index to S&P 500® Quality Index.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

60

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

61

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Momentum Investing Risk. For DWA Momentum Portfolio, the Fund employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Non-Diversified Fund Risk. Each Fund (except for CleantechTM Portfolio, DWA Momentum Portfolio, Global Listed Private Equity Portfolio, S&P 500 BuyWrite Portfolio, S&P 500® Quality Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. For CleantechTM Portfolio and Golden Dragon China Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Foreign Securities Risk. For CleantechTM Portfolio, Global Listed Private Equity Portfolio, Golden Dragon China Portfolio and Water Resources Portfolio, since their Underlying Indexes may include ADRs and/or global depositary receipts (“GDRs”), investing in these Funds involve risks of investing in foreign securities, in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

62

Risk of Investing in Listed Private Equity Companies. For Global Listed Private Equity Portfolio, there are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”), and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

63

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

S&P 500 BuyWrite Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Option Contracts Written

S&P 500 BuyWrite Portfolio engaged in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently “marked-to-market” to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The primary risk in writing a call option is market risk. The Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised but will continue to bear the risk of loss should the price of the underlying security decline. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

I. Swap Agreements

Global Listed Private Equity Portfolio may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

64

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

J. Securities Lending

During the fiscal year ended April 30, 2016, CleantechTM Portfolio, Global Listed Private Equity Portfolio, Golden Dragon China Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for S&P 500 BuyWrite Portfolio and S&P 500® Quality Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

As compensation for its services, S&P 500 BuyWrite Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.75% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except S&P 500 BuyWrite Portfolio), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for S&P 500® Quality Portfolio and S&P 500 BuyWrite Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2017. The Expense Cap (including sub-licensing fees) for S&P 500®

65

Quality Portfolio is 0.29% of the Fund’s average daily net assets per year through at least August 31, 2017. Offering costs excluded from each Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2017. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense Portfolio, DWA Momentum Portfolio, Global Listed Private Equity Portfolio and Water Resources Portfolio.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2016, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense Portfolio	$865
CleantechTM Portfolio	42,428
DWA Momentum Portfolio	2,077
Global Listed Private Equity Portfolio	71,625
Golden Dragon China Portfolio	9,142
S&P 500 BuyWrite Portfolio	619
S&P 500® Quality Portfolio	524,503
Water Resources Portfolio	893
WilderHill Clean Energy Portfolio	63,048
WilderHill Progressive Energy Portfolio	71,848

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to S&P 500 BuyWrite Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2016 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/17	04/30/18	04/30/19
CleantechTM Portfolio	$111,934	$34,174	$35,420	$42,340
Golden Dragon China Portfolio	8,803	—	—	8,803
S&P 500® Quality Portfolio	1,202,715	286,999	392,147	523,569
WilderHill Clean Energy Portfolio	97,236	—	34,402	62,834
WilderHill Progressive Energy Portfolio	188,310	55,938	60,563	71,809

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense Portfolio	ISBC LLC
CleantechTM Portfolio	Cleantech Indices LLC
DWA Momentum Portfolio	Dorsey Wright & Associates, LLC
Global Listed Private Equity Portfolio	Red Rocks Capital, LLC
Golden Dragon China Portfolio	The NASDAQ OMX Group, Inc.
S&P 500 BuyWrite Portfolio	S&P Dow Jones Indices LLC
S&P 500® Quality Portfolio	S&P Dow Jones Indices LLC
Water Resources Portfolio	The NASDAQ OMX Group, Inc.
WilderHill Clean Energy Portfolio	WilderHill
WilderHill Progressive Energy Portfolio	Progressive Energy Index LLC

66

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for S&P 500 BuyWrite Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500 BuyWrite Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2016.

S&P 500 BuyWrite Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2016	Dividend Income
Invesco Ltd.	$393,117	$109,068	$(202,157)	$(116,961)	$31,677	$214,744	$8,880

The 1940 Act defines “affiliated person” to include issuers of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows Water Resources Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2016.

Water Resources Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Layne Christensen Co.*	$9,006,917	$2,440,930	$(9,611,840)	$6,352,650	$(5,631,475)	$2,557,182	$—

*	At April 30, 2016, this security was no longer affiliated.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The appreciation on options held in S&P 500 BuyWrite Portfolio was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

67

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Global Listed Private Equity Portfolio
Equity Securities	$361,878,682	$—	$—	$361,878,682
Swap Agreements*	—	(1,226,396)	—	(1,226,396)

Total Investments	$361,878,682	$(1,226,396)	$—	$360,652,286

Golden Dragon China Portfolio
Equity Securities	$185,508,506	$—	$0	$185,508,506

*	Unrealized appreciation (depreciation).

Note 6. Derivative Investments

Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
	Global Listed Private Equity Portfolio		S&P 500 BuyWrite Portfolio
Risk Exposure/Derivative Type	Assets	Liabilities	Assets	Liabilities
Equity risk:
Swap agreements(a)	$87	$(1,226,483)	$—	$—
Options written contracts(a)	—	—	—	(2,098,140)

	$87	$(1,226,483)	$—	$(2,098,140)

(a)	Values are disclosed on the Statements of Assets and Liabilities under Unrealized appreciation on swap agreements, Unrealized depreciation on swap agreements and Open written options, at value, respectively.

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2016

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the year:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
	Swap Agreements	Options Written Contracts
Realized Gain (Loss):
Equity risk	$(14,567,140)	$(558,883)
Change in Net Unrealized Appreciation (Depreciation):
Equity risk	(685,203)	780,742

Total	$(15,252,343)	$221,859

The table below summarizes the average notional value of swap agreements and options outstanding during the year.

	Average Notional Value
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
Swap agreements	$38,303,837	$—
Options written contracts	—	326,922,042

68

Global Listed Private Equity Portfolio

Open Total Return Swap Agreements
Counterparty	Swap Agreements	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)
Citibank, N.A.	Receive a return equal to common shares of The Blackstone Group LP and pay the product of (i) 1-Month LIBOR plus 75 basis points multiplied by (ii) days in the period divided by 360	10/25/16	$15,276,285	$(310,756)
Citibank, N.A.	Receive a return equal to the common shares of KKR & Co. LP and pay the product of (i) 1-Month LIBOR plus 75 basis points multiplied by (ii) days in the period divided by 360	10/25/16	14,863,900	(915,727)
Morgan Stanley Capital Services LLC	Receive a return equal to common shares of Riverstone Energy Ltd. and pay the product of (i) 1-Month LIBOR plus 85 basis points multiplied by (ii) days in the period divided by 365	08/03/16	2,342,288	87

Total Open Total Return Swap Agreements—Equity Risk				$(1,226,396)

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

S&P 500 BuyWrite Portfolio

Open Options Written—Equity Risk
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Unrealized Appreciation	Notional Value*	Value
Call Option S&P 500 Index	May-16	$2,085	1,452	($3,729,398)	$1,631,258	$302,742,000	($2,098,140)

*	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Options Written Transactions During the Year
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,958	$4,972,106
Written	20,199	61,405,594
Closed	(12,427)	(39,162,278)
Expired	(8,278)	(23,486,024)

End of year	1,452	$3,729,398

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” is intended to enhance disclosures about financial instruments and derivative investments that are subject to offsetting arrangements on the Statements of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on each Fund’s financial position. In order for an arrangement to be eligible for netting, the Funds must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Funds’ counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative investments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Global Listed Private Equity Portfolio

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets		Collateral Received
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
Morgan Stanley, Capital Securities LLC	$87	$—	$—	$—	$87

69

Global Listed Private Equity Portfolio (continued)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities		Collateral Pledged
Counterparty		Financial Instruments	Non-Cash	Cash	Net Amount
Citibank, N.A.	$1,226,483	$—	$(720,000)	$—	$506,483

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Aerospace & Defense Portfolio	$3,934,869	$—	$—	$1,474,100	$—	$—
CleantechTM Portfolio	576,797	—	—	635,362	—	—
DWA Momentum Portfolio	5,095,535	—	—	4,082,216	—	—
Global Listed Private Equity Portfolio	22,461,093	—	—	27,591,991	—	—
Golden Dragon China Portfolio	604,271	—	172,929	2,129,714	—	—
S&P 500 BuyWrite Portfolio	16,484,756	929,816	—	16,581,570	—	—
S&P 500® Quality Portfolio	10,888,763	—	—	7,699,802	—	—
Water Resources Portfolio	5,414,109	—	—	5,760,750	—	—
WilderHill Clean Energy Portfolio	2,346,665	—	—	4,135,076	—	—
WilderHill Progressive Energy Portfolio	367,721	—	—	626,095	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense Portfolio	$376,206	$(21,928)	$16,935,828	$—	$(26,945,654)	$(3,026,153)	$311,416,487	$298,734,786
CleantechTM Portfolio	201,518	(19,465)	13,015,915	(55)	(81,727,745)	—	139,995,707	71,465,875
DWA Momentum Portfolio	1,937,965	(52,343)	114,324,893	—	(304,717,694)	(84,521,423)	1,711,051,055	1,438,022,453
Global Listed Private Equity Portfolio	1,042,528	(37,334)	(49,245,317)	(20,632)	(87,930,124)	(8,773,434)	470,888,842	325,924,529
Golden Dragon China Portfolio**	—	(33,567)	(1,254,588)	—	(295,354,974)	(8,774,537)	468,665,900	163,248,234
S&P 500 BuyWrite Portfolio	807,310	—	—	—	—	(8,073,626)	305,161,484	297,895,168
S&P 500® Quality Portfolio	1,918,293	(25,560)	25,619,099	—	(89,578,410)	(10,384,255)	971,528,723	899,077,890
Water Resources Portfolio	412,970	(87,358)	124,268,792	—	(606,824,470)	(64,275,294)	1,226,968,068	680,462,708
WilderHill Clean Energy Portfolio	858,025	(45,682)	(10,798,143)	—	(1,369,613,517)	(12,756,120)	1,493,610,524	101,255,087
WilderHill Progressive Energy Portfolio	63,436	(16,000)	986,927	—	(37,592,724)	(3,903,585)	63,949,002	23,487,056

*	Includes net capital losses incurred after October 31 (“Post-October Capital losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The Golden Dragon China Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $79,641 and Post-October Capital Losses of $8,694,896.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

70

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2016.

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Aerospace & Defense Portfolio	$7,470,897	$6,428,813	$9,464,875	$222,565	$3,358,504	$26,945,654	$2,374,303
CleantechTM Portfolio	14,341,075	25,186,026	12,098,616	2,005,428	28,096,600	81,727,745	1,171,839
DWA Momentum Portfolio	92,771,702	60,219,842	10,496,532	141,229,618	—	304,717,694	5,046,566
Global Listed Private Equity Portfolio	7,687,052	47,149,399	—	17,958,447	15,135,226	87,930,124	796,018
Golden Dragon China Portfolio	22,836,421	74,072,167	35,483,714	17,263,381	145,699,291	295,354,974	1,235,904
S&P 500 BuyWrite Portfolio	—	—	—	—	—	—	—
S&P 500® Quality Portfolio	37,241,965	42,466,537	9,869,908	—	—	89,578,410	19,599,607
Water Resources Portfolio	93,208,162	265,948,030	33,978,301	90,981,849	122,708,128	606,824,470	3,553,481
WilderHill Clean Energy Portfolio	261,712,498	460,657,845	241,008,862	73,921,396	332,312,916	1,369,613,517	44,707,703
WilderHill Progressive Energy Portfolio	8,319,827	12,433,887	2,282,887	4,871,192	9,684,931	37,592,724	179,432

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense Portfolio	$42,047,830	$42,427,743
CleantechTM Portfolio	17,678,067	17,652,732
DWA Momentum Portfolio	1,804,586,564	1,805,291,481
Global Listed Private Equity Portfolio	128,245,394	131,028,070
Golden Dragon China Portfolio	84,417,803	84,719,793
S&P 500 BuyWrite Portfolio	142,087,671	153,458,842
S&P 500® Quality Portfolio	625,801,013	628,280,400
Water Resources Portfolio	641,820,894	639,814,836
WilderHill Clean Energy Portfolio	69,018,656	68,238,616
WilderHill Progressive Energy Portfolio	10,056,209	9,981,299

For the fiscal year ended April 30, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense Portfolio	$110,849,048	$77,606,984
CleantechTM Portfolio	—	4,329,461
DWA Momentum Portfolio	825,017,608	1,118,526,906
Global Listed Private Equity Portfolio	24,363,356	101,359,307
Golden Dragon China Portfolio	31,182,610	74,361,423
S&P 500 BuyWrite Portfolio	114,299,968	206,586,138
S&P 500® Quality Portfolio	927,297,344	610,746,430
Water Resources Portfolio	149,148,113	245,300,581
WilderHill Clean Energy Portfolio	5,297,909	7,308,400
WilderHill Progressive Energy Portfolio	—	3,458,298

71

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Aerospace & Defense Portfolio	$27,683,659	$(10,747,831)	$16,935,828	$281,830,933
CleantechTM Portfolio	17,737,034	(4,721,119)	13,015,915	61,384,803
DWA Momentum Portfolio	133,179,094	(18,854,201)	114,324,893	1,324,658,204
Global Listed Private Equity Portfolio	15,983,102	(65,228,419)	(49,245,317)	411,123,999
Golden Dragon China Portfolio	22,400,059	(23,654,647)	(1,254,588)	186,763,094
S&P 500 BuyWrite Portfolio	—	—	—	300,092,927
S&P 500® Quality Portfolio	35,573,976	(9,954,877)	25,619,099	873,418,059
Water Resources Portfolio	144,916,743	(20,647,951)	124,268,792	556,458,777
WilderHill Clean Energy Portfolio	10,279,116	(21,077,259)	(10,798,143)	139,091,445
WilderHill Progressive Energy Portfolio	3,548,543	(2,561,616)	986,927	24,222,351

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2016, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense Portfolio	$—	$(15,394,929)	$15,394,929
CleantechTM Portfolio	1,844	(207,873)	206,029
DWA Momentum Portfolio	—	(151,209,270)	151,209,270
Global Listed Private Equity Portfolio	(3,040,770)	(2,646,446)	5,687,216
Golden Dragon China Portfolio	315,525	(13,716,213)	13,400,688
S&P 500 BuyWrite Portfolio	462,550	(462,550)	—
S&P 500® Quality Portfolio	—	(83,276,308)	83,276,308
Water Resources Portfolio	—	(72,236,575)	72,236,575
WilderHill Clean Energy Portfolio	59,916	44,545,812	(44,605,728)
WilderHill Progressive Energy Portfolio	—	(521,632)	521,632

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for S&P 500 BuyWrite Portfolio. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

72

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares DWA Momentum Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® Quality Portfolio (formerly PowerShares S&P 500® High Quality Portfolio), PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2016

74

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, (excluding PowerShares S&P 500 BuyWrite Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares S&P 500 BuyWrite Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

In addition to the fees and expenses which the PowerShares Global Listed Private Equity Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Aerospace & Defense Portfolio (PPA)
Actual	$1,000.00	$1,029.91	0.62%	$3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12
PowerShares CleantechTM Portfolio (PZD)
Actual	1,000.00	1,036.52	0.67	3.39
Hypothetical (5% return before expenses)	1,000.00	1,021.53	0.67	3.37
PowerShares DWA Momentum Portfolio (PDP)
Actual	1,000.00	948.22	0.64	3.10
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.64	3.22
PowerShares Global Listed Private Equity Portfolio (PSP)
Actual	1,000.00	963.69	0.65	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.65	3.27

75

Fees and Expenses (continued)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Golden Dragon China Portfolio (PGJ)
Actual	$1,000.00	$991.54	0.70%	$3.47
Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52
PowerShares S&P 500 BuyWrite Portfolio (PBP)
Actual	1,000.00	990.13	0.75	3.71
Hypothetical (5% return before expenses)	1,000.00	1,021.13	0.75	3.77
PowerShares S&P 500® Quality Portfolio (SPHQ)
Actual	1,000.00	1,064.74	0.29	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.42	0.29	1.46
PowerShares Water Resources Portfolio (PHO)
Actual	1,000.00	1,010.34	0.60	3.00
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares WilderHill Clean Energy Portfolio (PBW)
Actual	1,000.00	932.25	0.70	3.36
Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52
PowerShares WilderHill Progressive Energy Portfolio (PUW)
Actual	1,000.00	1,044.21	0.70	3.56
Hypothetical (5% return before expenses)	1,000.00	1,021.38	0.70	3.52

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

76

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
PowerShares Aerospace & Defense Portfolio	100%	100%	$—
PowerShares CleantechTM Portfolio	100%	44%	—
PowerShares DWA Momentum Portfolio	100%	100%	—
PowerShares Global Listed Private Equity Portfolio	62%	26%	—
PowerShares Golden Dragon China Portfolio	100%	0%	—
PowerShares S&P 500 BuyWrite Portfolio	0%	0%	928,816
PowerShares S&P 500® Quality Portfolio	100%	100%	—
PowerShares Water Resources Portfolio	100%	100%	—
PowerShares WilderHill Clean Energy Portfolio	15%	14%	—
PowerShares WilderHill Progressive Energy Portfolio	73%	25%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

77

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	124	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	124	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; and Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	124	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

78

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	124	None

Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	124	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank - Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

79

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	124	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

80

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President, Principal Executive Officer and Treasurer, The Invesco Funds (2016-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, Treasurer and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director - Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

82

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index , as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth, Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps below, were 0.01%, -0.05% and -0.39% and, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio.).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2017, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

84

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio	X	X	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X	X	X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio		X	X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

87

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

88

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2015, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as an investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds and open-end actively-managed peer funds, but was higher than the median net expense ratio of its open-end index peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

89

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

90

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2016 Invesco PowerShares Capital Management LLC		P-PS-AR-4
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2016

2016 Annual Report to Shareholders

PKW	PowerShares BuyBack AchieversTM Portfolio

PFM	PowerShares Dividend AchieversTM Portfolio

PGF	PowerShares Financial Preferred Portfolio

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio

PID	PowerShares International Dividend AchieversTM Portfolio

2

The Market Environment

US Equity

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the “Fed”) might raise interest rates—and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

Global Equity

The global economy continued to expand, albeit slowly, during the fiscal year ended April 30, 2016. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates—even as the European Central Bank extended its asset purchase program and the Bank of Japan introduced additional quantitative easing.

Global equity markets faced significant headwinds during the fiscal year, although developed markets were generally able to better withstand these headwinds than more fragile emerging markets. As the reporting period began, diverging monetary policy caused the US dollar to strengthen against many other currencies. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing. However, 2016 began on a sharply negative note, with equity markets falling as the price of oil declined. In February 2016, markets reversed course, bouncing back sharply as economic data and earnings were better than had been feared. In Japan and Europe, central banks signaled their ongoing commitment to very loose monetary policy, but in the US, the Fed indicated that it may delay additional interest rate increases. As a result, the US dollar fell sharply against the euro and Japanese yen; this benefited oil and stock prices generally. For the reporting period as a whole, US equity markets were mixed, while developed international equity markets were down modestly. Although emerging markets rallied strongly toward the end of the reporting period, many—particularly China, Brazil and Russia—were down significantly for the fiscal year.

3

PKW	Manager’s Analysis
PowerShares BuyBack Achievers™ Portfolio (PKW)

As an index fund, the PowerShares BuyBack Achievers™ Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US BuyBack Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of issuers that are classified as “BuyBack Achievers™”. In order to be eligible for inclusion in the Index, an issuer must (i) be incorporated in the United States or certain benefits-driven incorporation countries (i.e., countries that provide tax or other benefits for incorporation); (ii) trade on the NASDAQ, NYSE or NYSE MKT; (iii) have effected a net reduction in shares outstanding of 5% or more in the past 12 months; and (iv) have a minimum average daily cash volume of $500,000 in October, November and December prior to each annual reconstitution of the Index in January. Strictly in accordance with its guidelines and mandated procedures, the Index Provider weights the universe of companies according to a modified market capitalization, using each company’s eligible shares outstanding and the closing price at the company’s last trading day in December. No single company may exceed 5% of the Index as of either a reconstitution or rebalance date. The Index Provider will modify the Index weight of companies with market capitalizations that exceed 5% of the Index to equal 5% of the Index. The Index Provider will redistribute the excess amounts from companies whose initial market capitalizations exceeded 5% of the Index among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (5.20)%. On a net asset value (“NAV”) basis, the Fund returned (5.18)%. During the same time period, the Index returned (4.59)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 1.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index weights stocks based on market capitalization and does not have a buyback methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the information technology and consumer discretionary sectors.

For the fiscal year ended April 30, 2016, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and consumer staples sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the energy and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Home Depot, Inc. (The), a consumer discretionary company (no longer held at fiscal year-end), and Northrop Grumman Corp., an industrials company (portfolio average weight of 1.68%). Positions that detracted most significantly from the Fund’s return included International Business Machines Corp., an information technology company (no longer held at fiscal year-end), and Apple, Inc., an information technology company (no longer held at fiscal year-end).

4

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Discretionary	23.1
Industrials	23.0
Financials	17.9
Information Technology	13.7
Health Care	8.9
Consumer Staples	5.4
Materials	4.3
Energy	2.8
Utilities	0.9
Telecommunication Services	0.0
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
McDonald’s Corp.	5.0
Boeing Co. (The)	4.6
QUALCOMM, Inc.	4.0
Lowe’s Cos., Inc.	3.6
Mondelez International, Inc., Class A	3.5
American International Group, Inc.	3.3
Biogen, Inc.	3.2
Express Scripts Holding Co.	2.5
Monsanto Co.	2.2
Illinois Tool Works, Inc.	2.0
Total	33.9

*	Excluding money market fund holdings.

5

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ US Buyback Achievers™ Index	(4.59)%	11.55%	38.82%	12.80%	82.64%	8.42%	113.18%
S&P 500® Index	1.21	11.26	37.71	11.02	68.63	6.31	77.32
Fund
NAV Return	(5.18)	10.83	36.15	12.04	76.56	7.65	99.34
Market Price Return	(5.20)	10.81	36.05	12.03	76.49	7.63	98.94

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64%, including acquired fund fees and expenses of 0.01%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PFM	Manager’s Analysis
PowerShares Dividend Achievers™ Portfolio (PFM)

As an index fund, the PowerShares Dividend Achievers™ Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to track the performance of issuers that meet the requirements to be classified as “Dividend Achievers™.” To become eligible for inclusion in the Index, an issuer must (i) be included in the NASDAQ US Benchmark Index (other than limited partnerships, which must trade on the NASDAQ, NYSE or NYSE MKT); (ii) have raised its annual regular dividend payments for at least each of the last ten consecutive years; and (iii) have a minimum three-month average daily trading volume of $1 million. Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the total annual regular cash dividend payment for each security in the universe of issuers using the last available ex-dividend date for the previous year. The Index Provider weights the universe of issuers according to a modified market capitalization methodology. The Index Provider will rebalance the Index on a quarterly basis, using each issuer’s closing price on the last trading day in February, May, August and November. At the rebalance date, no single issuer’s weight may exceed 4% of the weight of the Index. The Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 4.08%. On a net asset value (“NAV”) basis, the Fund returned 3.98%. During the same time period, the Index returned 4.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned (0.68)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,010 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the value segment of the US equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index weights stocks based on market capitalization and focuses on lower price-to-book and lower forecasted growth values.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection in the utilities, consumer discretionary and healthcare sectors as well as being overweight in consumer staples.

For the fiscal year ended April 30, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the information technology and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Johnson & Johnson, a health care company (portfolio average weight of 4.06%), and AT&T, Inc., a telecommunication services company (portfolio average weight of 3.23%). Positions that detracted most significantly from the Fund’s return included ConocoPhillips, an energy company (no longer held at fiscal year-end), and Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 3.39%).

7

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Consumer Staples	23.6
Industrials	13.7
Energy	10.7
Information Technology	10.7
Health Care	9.0
Consumer Discretionary	7.9
Financials	7.0
Telecommunication Services	6.8
Utilities	6.4
Materials	4.2
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2016
Security
Exxon Mobil Corp.	4.2
Johnson & Johnson	4.0
Microsoft Corp.	3.7
AT&T, Inc.	3.6
Procter & Gamble Co. (The)	3.3
Wal-Mart Stores, Inc.	3.2
Verizon Communications, Inc.	3.1
Coca-Cola Co. (The)	2.9
Chevron Corp.	2.9
PepsiCo, Inc.	2.3
Total	33.2

8

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ US Broad Dividend AchieversTM Index	4.51%	8.72%	28.50%	10.29%	63.16%	6.28%	83.85%	6.57%	96.63%
Russell 3000® Value Index	(0.68)	9.34	30.72	9.85	59.97	5.58	72.12	6.25	90.51
Fund
NAV Return	3.98	8.13	26.42	9.68	58.69	5.65	73.25	5.93	84.42
Market Price Return	4.08	8.14	26.48	9.67	58.68	5.64	73.13	5.93	84.40

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PGF	Manager’s Analysis
PowerShares Financial Preferred Portfolio (PGF)

As an index fund, the PowerShares Financial Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid & Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index.

Wells Fargo (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index provider selects constituents for the Index to attempt to portray a cross-section of the universe of preferred and functionally equivalent securities issued by financial institutions and listed on the NYSE, NYSE MKT, NYSE Arca, Inc. or NASDAQ and that meet certain criteria. The Index is composed of preferred securities with either fixed or floating rate dividends issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service®. The Index Provider includes securities in the Index pursuant to a proprietary selection methodology based on a number of criteria including ratings, perpetual maturity, US dollar-denominated, minimum par value of shares outstanding, dividend classification and liquidity requirements. The constituents are then weighted using a modified market capitalization methodology designed to limit the concentration of the largest securities. No security may account for more than 20% of the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 8.12%. On a net asset value (“NAV”) basis, the Fund returned 8.01%. During the same time period, the Index returned 8.48%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 4.69%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 290 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader preferred stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broader representation of the U.S. preferred stock market, which includes convertible preferred stocks.

The Fund focuses on financial sector preferred securities while the Benchmark Index is a broader representation of the preferred stock market. As such, the outperformance of the Fund compared to the Benchmark Index can mainly be attributed to a difference in financial sector focus.

For the fiscal year ended April 30, 2016, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets industry. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings PLC, 8.00%, Series 2, a commercial banks company (portfolio average weight of 7.26%), and Barclays Bank PLC, 8.13%, Series 5, a commercial banks company (portfolio average weight of 4.02%). Positions that detracted most significantly from the Fund’s return included MetLife, Inc., 6.50%, Series B, an insurance company (no longer held at fiscal year-end), and ING Groep NV, 7.38%, a banks company (portfolio average weight of 0.77%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Banks	71.3
Capital Markets	15.8
Insurance	7.5
Consumer Finance	5.3
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
HSBC Holdings PLC, 8.00%, Series 2	6.8
Barclays Bank PLC, 8.13%, Series 5	3.8
Wells Fargo & Co., 8.00%, Series J	3.2
BB&T Corp., 5.63%, Series E	2.8
PNC Financial Services Group, Inc. (The), 6.13%, Series P	2.7
HSBC Holdings PLC, 8.13%	2.5
Wells Fargo & Co., 5.85%	2.3
ING Groep NV, 6.38%	2.2
JPMorgan Chase & Co., 6.15%, Series BB	2.0
JPMorgan Chase & Co., 6.13%, Series Y	1.9
Total	30.2

*	Excluding money market fund holdings.

10

PowerShares Financial Preferred Portfolio (PGF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Wells Fargo® Hybrid & Preferred Securities Financial Index	8.48%	6.69%	21.44%	7.63%	44.45%	5.17%	60.67%
S&P U.S. Preferred Stock Index	4.69	5.53	17.54	6.56	37.38	4.95	57.52
Fund
NAV Return	8.01	6.42	20.52	7.09	40.87	4.20	47.30
Market Price Return	8.12	6.42	20.53	7.11	40.96	4.14	46.43

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PEY	Manager’s Analysis
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

As an index fund, the PowerShares High Yield Equity Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes common stocks in the Index, principally on the basis of dividend yield and consistent growth in dividends. To become eligible for inclusion in the Index, a security must be included in the NASDAQ US Broad Dividend AchieversTM Index, have a minimum market capitalization of $1 billion, and cannot be a real estate investment trust or limited partnership. For the annual reconstitution, securities that meet the eligibility criteria as of the end of December are ranked in descending order based on their trailing 12-month dividend yield as of the last trading day in February. The top 50 securities are included in the Index and weighted according to a modified dividend yield weighted methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 14.99%. On a net asset value (“NAV”) basis, the Fund returned 14.92%. During the same time period, the Index returned 15.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned 8.85%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 99 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar dividend-weighted index.

The performance of the Fund differed from the Benchmark Index in part because the selection methodology of the Benchmark Index differs from the selection methodology of the Index that the Fund tracks.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the electric utilities industry during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to selection within and allocation to the gas utilities industry.

For the fiscal year ended April 30, 2016, the gas utilities industry contributed most significantly to the Fund’s return, followed by the tobacco and electric utilities industries, respectively. The personal products industry detracted most significantly from the Fund’s return, followed by the specialty retail and oil, gas & consumable fuels industries, respectively.

Positions that contributed most significantly to the Fund’s return included Murphy Oil Corp., an energy company (portfolio average weight of 1.17%), and Piedmont Natural Gas Co., Inc., a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Williams Cos., Inc. (The), an energy company (no longer held at fiscal year-end), and ConocoPhillips, an energy company (no longer held at fiscal year-end).

12

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Oil, Gas & Consumable Fuels	18.4
Banks	10.9
Multi-Utilities	10.6
Electric Utilities	5.8
Tobacco	5.6
Gas Utilities	5.1
Semiconductors & Semiconductor Equipment	4.9
Food Products	4.5
Diversified Telecommunication Services	4.0
Machinery	4.0
Metals & Mining	3.8
Insurance	3.7
Capital Markets	3.7
Energy Equipment & Services	2.7
Personal Products	2.5
Media	2.1
IT Services	1.8
Electrical Equipment	1.8
Road & Rail	1.6
Household Products	1.4
Specialty Retail	1.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Murphy Oil Corp.	7.0
ONEOK, Inc.	5.2
Helmerich & Payne, Inc.	2.7
Chevron Corp.	2.6
CenterPoint Energy, Inc.	2.6
Vector Group Ltd.	2.5
Nu Skin Enterprises, Inc., Class A	2.5
Cullen/Frost Bankers, Inc.	2.4
AT&T, Inc.	2.2
Caterpillar, Inc.	2.1
Total	31.8

*	Excluding money market fund holdings.

13

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	15.56%	16.05%	56.29%	15.33%	104.01%	4.66%	57.65%	4.71%	68.97%
Dow Jones U.S. Select Dividend Index	8.85	11.82	39.80	13.06	84.77	6.96	95.93	7.24	121.69
Fund
NAV Return	14.92	15.45	53.88	14.70	98.53	4.21	51.05	4.25	60.65
Market Price Return	14.99	15.51	54.12	14.71	98.64	4.23	51.34	4.26	60.86

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

PID	Manager’s Analysis
PowerShares International Dividend Achievers™ Portfolio (PID)

As an index fund, the PowerShares International Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to track the performance of dividend paying American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange (“LSE”) or the London International Exchange, in addition to ADRs and non-US common or ordinary stock trading on the NASDAQ, NYSE or NYSE MKT. In order to become eligible for inclusion in the Index, an issuer must (i) be listed on NASDAQ, NYSE or NYSE MKT; (ii) be incorporated outside of the U.S.; (iii) have raised its annual regular cash dividend payments for at least each of the last five consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million. Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the total annual regular dividend payment using the last available ex-dividend date for the previous calendar or fiscal year. The Index Provider will rebalance the Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as compared to the dividend yield of all issuers in the Index as of the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the Index, and the Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (17.63)%. On a net asset value (“NAV”) basis, the Fund returned (17.53)%. During the same time period, the Index returned (17.00)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned (9.32)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index also was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks the Index, which employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the energy and industrial sectors.

For the fiscal year ended April 30, 2016, the telecommunication services sector contributed most significantly to the Fund’s return, followed by the materials sector. The energy sector detracted most significantly from the Fund’s return, followed by the financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Syngenta AG Sponsored ADR, a materials company (no longer held at fiscal year-end), and Franco-Nevada Corp., a materials company (portfolio average weight of 0.60%). Positions that detracted most significantly from the Fund’s return included Teekay Offshore Partners LP, an energy company (portfolio average weight of 3.26%), and Ensco PLC, an energy company (no longer held at fiscal year-end).

15

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Energy	27.4
Materials	17.4
Financials	17.4
Consumer Discretionary	9.0
Telecommunication Services	7.1
Industrials	7.0
Health Care	5.2
Consumer Staples	4.0
Information Technology	3.8
Utilities	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Teekay Offshore Partners LP	6.8
Teekay LNG Partners LP	4.5
BHP Billiton PLC ADR	4.4
Rio Tinto PLC ADR	4.2
BHP Billiton Ltd. ADR	4.0
BP PLC ADR	2.5
Potash Corp. of Saskatchewan, Inc.	2.4
Seaspan Corp.	2.3
Banco Latinoamericano de Comercio Exterior SA, Class E	2.3
HSBC Holdings PLC ADR	2.2
Total	35.6

*	Excluding money market fund holdings.

16

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
NASDAQ International Dividend AchieversTM Index	(17.00)%	(1.66)%	(4.90)%	1.03%	5.24%	2.47%	27.69%	3.68%	46.84%
MSCI EAFE® Index (Net)†	(9.32)	1.48	4.49	1.69	8.75	1.61	17.37	3.37	42.23
Fund
NAV Return	(17.53)	(2.17)	(6.37)	0.38	1.90	1.78	19.31	2.98	36.62
Market Price Return	(17.63)	(2.27)	(6.66)	0.31	1.58	1.77	19.22	2.97	36.50

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects reinvested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

Schedule of Investments(a)

PowerShares BuyBack AchieversTM Portfolio (PKW)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—23.1%
13,887	American Public Education, Inc.(b)	$321,623
21,604	Asbury Automotive Group, Inc.(b)	1,309,635
10,647	Ascent Capital Group, Inc., Series A(b)	160,450
25,834	AutoZone, Inc.(b)	19,768,952
141,534	Bed Bath & Beyond, Inc.(b)	6,683,235
42,986	Big Lots, Inc.	1,971,338
17,132	Bob Evans Farms, Inc.	780,191
12,819	Bravo Brio Restaurant Group, Inc.(b)	94,476
52,199	Bright Horizons Family Solutions, Inc.(b)	3,425,298
49,408	Brinker International, Inc.	2,288,579
13,696	Build-A-Bear Workshop, Inc.(b)	180,376
169,343	CarMax, Inc.(b)(c)	8,966,712
14,391	Carriage Services, Inc.	351,572
364,950	CBS Corp., Class B	20,404,355
115,670	Chico’s FAS, Inc.	1,458,599
16,581	Children’s Place, Inc. (The)	1,291,826
26,525	Conn’s, Inc.(b)(c)	364,454
63,168	Crocs, Inc.(b)	527,453
128,775	Dana Holding Corp.	1,665,061
28,058	Deckers Outdoor Corp.(b)	1,622,033
60,309	Diamond Resorts International, Inc.(b)(c)	1,279,154
27,608	Dillard’s, Inc., Class A	1,944,984
79,206	Dunkin’ Brands Group, Inc.	3,683,079
38,378	Finish Line, Inc. (The), Class A	757,966
41,640	Fossil Group, Inc.(b)	1,686,420
343,602	Gap, Inc. (The)(c)	7,964,694
18,439	Genesco, Inc.(b)	1,275,610
64,233	GNC Holdings, Inc., Class A	1,564,716
505,696	Groupon, Inc., Class A(b)(c)	1,830,620
194,154	H&R Block, Inc.	3,929,677
158,721	Harley-Davidson, Inc.	7,591,625
19,750	Hibbett Sports, Inc.(b)(c)	712,975
106,422	Houghton Mifflin Harcourt Co.(b)	2,182,715
22,515	Hyatt Hotels Corp., Class A(b)	1,078,018
30,006	Jack in the Box, Inc.	2,026,905
13,054	Jamba, Inc.(b)(c)	169,571
160,207	Kohl’s Corp.	7,097,170
776,456	Lowe’s Cos., Inc.	59,026,185
269,736	Macy’s, Inc.	10,678,848
219,310	Marriott International, Inc., Class A(c)	15,371,438
647,379	McDonald’s Corp.	81,886,970
14,101	Movado Group, Inc.	397,789
4,589	NACCO Industries, Inc., Class A	273,137
14,374	Outerwall, Inc.(c)	593,790
19,895	Panera Bread Co., Class A(b)	4,267,279
72,389	Pier 1 Imports, Inc.	498,760
299,688	PulteGroup, Inc.	5,511,262
40,919	Regis Corp.(b)	559,363
82,215	Scripps Networks Interactive, Inc., Class A	5,126,105
168,482	Service Corp. International	4,493,415
30,156	Shutterfly, Inc.(b)	1,386,573
4,409,010	Sirius XM Holdings, Inc.(b)(c)	17,415,590
42,007	Sonic Corp.	1,443,781
49,761	Tenneco, Inc.(b)	2,652,261
968,536	Twenty-First Century Fox, Inc., Class A	29,307,899

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
12,443	Universal Electronics, Inc.(b)	$826,340
101,575	Urban Outfitters, Inc.(b)	3,079,754
32,535	Vera Bradley, Inc.(b)	570,664
33,626	Visteon Corp.	2,678,983
22,311	Vitamin Shoppe, Inc.(b)	610,652
233,611	Wendy’s Co. (The)	2,537,015
97,077	Wyndham Worldwide Corp.	6,887,613
23,927	ZAGG, Inc.(b)	191,655
22,053	Zumiez, Inc.(b)(c)	370,049

		379,055,287

	Consumer Staples—5.4%
508,002	Archer-Daniels-Midland Co.	20,289,600
44,446	Fresh Del Monte Produce, Inc.	1,922,734
14,438	MGP Ingredients, Inc.	381,452
1,347,219	Mondelez International, Inc., Class A	57,876,528
280,855	Whole Foods Market, Inc.	8,167,264

		88,637,578

	Energy—2.8%
152,777	HollyFrontier Corp.	5,438,861
325,140	National Oilwell Varco, Inc.	11,718,046
84,660	Oceaneering International, Inc.	3,102,789
5,676	REX American Resources Corp.(b)	308,604
14,852	SEACOR Holdings, Inc.(b)	872,852
40,638	Tidewater, Inc.(c)	355,989
406,448	Valero Energy Corp.	23,927,594

		45,724,735

	Financials—17.9%
362,550	Aflac, Inc.	25,005,073
327,302	Allstate Corp. (The)	21,290,995
980,969	American International Group, Inc.	54,757,690
145,622	Ameriprise Financial, Inc.	13,965,150
84,229	Anworth Mortgage Asset Corp. REIT	397,561
105,627	Arch Capital Group Ltd. (Bermuda)(b)	7,445,647
31,737	ARMOUR Residential REIT, Inc. REIT	675,363
54,946	Assurant, Inc.	4,646,783
117,524	Assured Guaranty Ltd.	3,040,346
80,651	Axis Capital Holdings Ltd.	4,296,279
26,838	Capital Bank Financial Corp., Class A	811,313
21,172	Cash America International, Inc.	782,517
27,108	Central Pacific Financial Corp.	632,701
162,407	Chimera Investment Corp. REIT	2,306,179
155,053	CNO Financial Group, Inc.	2,848,324
92,630	Cowen Group, Inc., Class A(b)	322,816
358,367	Discover Financial Services	20,165,311
42,354	Dynex Capital, Inc. REIT	275,301
6,389	FBR & Co.	118,196
150,217	Fulton Financial Corp.	2,101,536
68,970	Hancock Holding Co.	1,791,151
343,201	Hartford Financial Services Group, Inc. (The)	15,231,260
38,465	Hersha Hospitality Trust REIT	741,990
15,889	HomeTrust Bancshares, Inc.(b)	294,741
78,627	KCG Holdings, Inc., Class A(b)	1,077,190
93,188	Legg Mason, Inc.	2,992,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
293,306	Loews Corp.	$11,638,382
118,772	MBIA, Inc.(b)	926,422
168,611	Moody’s Corp.	16,139,445
85,097	MSCI, Inc.	6,462,266
25,438	National Bank Holdings Corp., Class A	508,506
296,602	Navient Corp.	4,054,549
41,778	Northfield Bancorp, Inc.	662,599
125,507	Piedmont Office Realty Trust, Inc., Class A REIT	2,498,844
13,925	Piper Jaffray Cos.(b)	580,812
41,587	Primerica, Inc.	2,061,052
45,925	ProAssurance Corp.	2,192,000
1,104,929	Regions Financial Corp.	10,364,234
64,327	St. Joe Co. (The)(b)	1,083,910
57,833	Talmer Bancorp, Inc., Class A	1,121,960
255,212	Travelers Cos., Inc. (The)	28,047,799
73,015	Validus Holdings Ltd.	3,365,261
180,199	Voya Financial, Inc.	5,851,061
26,827	Walker & Dunlop, Inc.(b)	591,535
79,220	Washington Federal, Inc.	1,924,254
25,278	Waterstone Financial, Inc.	354,398
4,805	White Mountains Insurance Group Ltd.	3,988,150
7,720	World Acceptance Corp.(b)(c)	334,971

		292,766,090

	Health Care—8.9%
195,036	AmerisourceBergen Corp.	16,597,564
1,578	Atrion Corp.	626,939
189,194	Biogen, Inc.(b)	52,026,458
11,241	Cutera, Inc.(b)	131,070
547,496	Express Scripts Holding Co.(b)	40,366,880
342,415	HCA Holdings, Inc.(b)	27,605,497
21,384	Magellan Health, Inc.(b)	1,506,717
80,388	MEDNAX, Inc.(b)	5,730,860
26,403	PharMerica Corp.(b)	624,167
20,489	Triple-S Management Corp., Class B(b)	533,534

		145,749,686

	Industrials—23.0%
30,064	AAR Corp.	722,739
92,563	ACCO Brands Corp.(b)	883,051
50,964	Actuant Corp., Class A	1,361,248
71,341	AGCO Corp.	3,814,603
521,726	American Airlines Group, Inc.	18,098,675
17,030	American Railcar Industries, Inc.(c)	698,400
6,204	American Science & Engineering, Inc.	177,745
82,437	Avis Budget Group, Inc.(b)	2,069,169
563,288	Boeing Co. (The)	75,931,222
92,631	Cintas Corp.	8,316,411
14,191	CIRCOR International, Inc.	801,082
7,724	CRA International, Inc.(b)	167,611
272,817	Deere & Co.(c)	22,946,638
673,559	Delta Air Lines, Inc.	28,067,204
55,679	DigitalGlobe, Inc.(b)	1,233,847
134,208	Dover Corp.	8,817,466
556,418	Emerson Electric Co.	30,397,115
18,842	EnPro Industries, Inc.	1,103,764

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
25,635	Esterline Technologies Corp.(b)	$1,760,099
120,443	Fluor Corp.	6,583,414
47,709	Graco, Inc.	3,739,908
41,602	Griffon Corp.	657,728
312,210	Illinois Tool Works, Inc.	32,632,189
106,018	Jacobs Engineering Group, Inc.(b)	4,726,282
24,600	Kforce, Inc.	467,646
46,551	Kirby Corp.(b)	2,970,885
67,072	L-3 Communications Holdings, Inc.	8,821,980
38,675	Lennox International, Inc.	5,219,191
60,033	Lincoln Electric Holdings, Inc.	3,762,268
9,634	Lindsay Corp.(c)	736,616
62,457	ManpowerGroup, Inc.	4,811,063
288,009	Masco Corp.	8,844,756
20,637	McGrath RentCorp	503,130
79,049	Meritor, Inc.(b)	671,916
28,867	Moog, Inc., Class A(b)	1,410,442
49,307	Nordson Corp.	3,783,326
156,550	Northrop Grumman Corp.	32,290,003
63,255	Oshkosh Corp.	3,090,007
6,163	P.A.M. Transportation Services, Inc.(b)(c)	152,288
116,890	Parker-Hannifin Corp.	13,561,578
9,827	Powell Industries, Inc.	305,816
29,606	Quanex Building Products Corp.	557,777
132,294	Quanta Services, Inc.(b)	3,138,014
50,721	Tetra Tech, Inc.	1,491,197
68,683	Timken Co. (The)	2,447,175
77,888	United Rentals, Inc.(b)	5,213,044
24,579	Universal Logistics Holdings, Inc.	350,497
19,720	Valmont Industries, Inc.	2,768,294
53,274	W.W. Grainger, Inc.(c)	12,493,818
36,510	WESCO International, Inc.(b)(c)	2,146,423

		377,716,760

	Information Technology—13.7%
42,599	ADTRAN, Inc.	823,013
13,660	Alliance Fiber Optic Products, Inc.(b)	252,983
978,293	Applied Materials, Inc.	20,025,658
72,148	Aspen Technology, Inc.(b)	2,743,789
951,488	Corning, Inc.	17,764,281
87,325	Cree, Inc.(b)	2,140,336
29,108	DST Systems, Inc.	3,512,753
29,111	Ebix, Inc.	1,400,821
22,415	EMCORE Corp.(b)	127,766
192,883	Fiserv, Inc.(b)	18,848,527
71,240	Gartner, Inc.(b)	6,209,991
32,110	Insight Enterprises, Inc.(b)	793,438
222,199	Intuit, Inc.	22,417,657
331,026	Juniper Networks, Inc.	7,746,008
60,878	Kulicke & Soffa Industries, Inc. (Singapore)(b)	652,612
151,136	Motorola Solutions, Inc.	11,363,916
250,112	NetApp, Inc.	5,912,648
28,048	NETGEAR, Inc.(b)	1,189,235
356,541	ON Semiconductor Corp.(b)	3,376,443
29,115	Plantronics, Inc.	1,119,472
1,293,363	QUALCOMM, Inc.	65,340,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
112,569	Rackspace Hosting, Inc.(b)	$2,574,453
72,065	Rovi Corp.(b)	1,269,785
26,843	Rudolph Technologies, Inc.(b)	372,312
22,681	ScanSource, Inc.(b)	922,663
30,357	Tech Data Corp.(b)	2,085,222
111,538	Teradata Corp.(b)	2,821,911
176,495	Teradyne, Inc.	3,337,521
22,947	Ultratech, Inc.(b)	497,720
94,711	VeriSign, Inc.(b)(c)	8,183,030
876,351	Xerox Corp.	8,412,970

		224,239,633

	Materials—4.3%
40,520	Carpenter Technology Corp.	1,434,813
57,189	Chemtura Corp.(b)	1,592,714
15,042	Clearwater Paper Corp.(b)	898,609
16,688	Innophos Holdings, Inc.	616,788
26,504	Kraton Performance Polymers, Inc.(b)	601,906
380,915	Monsanto Co.	35,684,117
304,994	Mosaic Co. (The)	8,536,782
73,807	PolyOne Corp.	2,655,576
62,177	Reliance Steel & Aluminum Co.	4,599,233
77,428	Resolute Forest Products, Inc.(b)	449,857
169,572	Sealed Air Corp.	8,030,930
38,854	Sensient Technologies Corp.	2,612,931
53,023	Worthington Industries, Inc.	2,001,618

		69,715,874

	Telecommunication Services—0.0%
30,691	General Communication, Inc., Class A(b)	518,678

	Utilities—0.9%
570,796	AES Corp. (The)	6,370,083
308,580	Calpine Corp.(b)	4,869,393
273,300	NRG Energy, Inc.	4,126,830

		15,366,306

	Total Common Stocks and Other Equity Interests (Cost $1,571,533,432)	1,639,490,627

	Money Market Fund—0.1%
861,583	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $861,583)	861,583

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,572,395,015)—100.1%	1,640,352,210

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.2%
70,119,602	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $70,119,602)	$70,119,602

	Total Investments (Cost $1,642,514,617)—104.3%	1,710,471,812
	Other assets less liabilities—(4.3)%	(71,037,587)

	Net Assets—100.0%	$1,639,434,225

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

PowerShares Dividend AchieversTM Portfolio (PFM)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—7.9%
3,141	Aaron’s, Inc.	$82,326
14,011	Best Buy Co., Inc.	449,473
902	Bob Evans Farms, Inc.	41,077
1,038	Cracker Barrel Old Country Store, Inc.	151,974
17,389	Gap, Inc. (The)	403,077
6,469	Genuine Parts Co.	620,830
5,399	Hasbro, Inc.	456,971
1,154	International Speedway Corp., Class A	38,647
2,098	John Wiley & Sons, Inc., Class A	104,040
5,867	Leggett & Platt, Inc.	289,184
39,372	Lowe’s Cos., Inc.	2,993,059
39,009	McDonald’s Corp.	4,934,248
1,631	Meredith Corp.	83,687
1,391	Monro Muffler Brake, Inc.	96,285
58,404	NIKE, Inc., Class B	3,442,332
2,810	Polaris Industries, Inc.	275,043
17,523	Ross Stores, Inc.	994,956
1,518	StoneMor Partners LP	37,039
26,056	Target Corp.	2,071,452
5,543	Tiffany & Co.	395,493
28,968	TJX Cos., Inc. (The)	2,196,354
18,445	VF Corp.	1,162,957
17,683	Yum! Brands, Inc.	1,406,860

		22,727,364

	Consumer Staples—23.6%
84,711	Altria Group, Inc.	5,312,227
1,209	Andersons, Inc. (The)	40,514
25,695	Archer-Daniels-Midland Co.	1,026,258
5,054	Brown-Forman Corp., Class B	486,801
6,100	Bunge Ltd.	381,250
1,685	Casey’s General Stores, Inc.	188,720
5,613	Church & Dwight Co., Inc.	520,325
5,601	Clorox Co. (The)	701,413
187,319	Coca-Cola Co. (The)	8,391,891
38,625	Colgate-Palmolive Co.	2,739,285
19,027	Costco Wholesale Corp.	2,818,470
47,527	CVS Health Corp.	4,776,463
9,185	Flowers Foods, Inc.	175,985
25,672	General Mills, Inc.	1,574,720
22,864	Hormel Foods Corp.	881,407
807	J & J Snack Foods Corp.	81,612
5,178	JM Smucker Co. (The)	657,502
15,154	Kellogg Co.	1,163,979
15,615	Kimberly-Clark Corp.	1,954,842
1,183	Lancaster Colony Corp.	137,820
4,988	McCormick & Co., Inc.	467,775
2,411	Nu Skin Enterprises, Inc., Class A	98,296
62,537	PepsiCo, Inc.	6,438,810
117,015	Procter & Gamble Co. (The)	9,375,242
61,755	Reynolds American, Inc.	3,063,048
24,428	Sysco Corp.	1,125,398
1,658	Tootsie Roll Industries, Inc., Class A	59,091
983	Universal Corp.	53,623
5,352	Vector Group Ltd.	115,603
46,673	Walgreens Boots Alliance, Inc.	3,700,235

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
138,532	Wal-Mart Stores, Inc.	$9,263,635

		67,772,240

	Energy—10.7%
3,218	Alliance Resource Partners LP	50,362
5,613	Buckeye Partners LP	404,136
81,476	Chevron Corp.	8,325,218
87,451	Enterprise Products Partners LP	2,334,067
23,791	EOG Resources, Inc.	1,965,612
135,239	Exxon Mobil Corp.	11,955,128
4,753	Genesis Energy LP	154,092
4,670	Helmerich & Payne, Inc.	308,780
2,534	Holly Energy Partners LP	86,713
9,855	Magellan Midstream Partners LP	710,250
7,443	Murphy Oil Corp.	266,013
33,048	Occidental Petroleum Corp.	2,533,129
9,209	ONEOK Partners LP	326,551
9,085	ONEOK, Inc.	328,423
17,208	Plains All American Pipeline LP	394,752
11,799	Sunoco Logistics Partners LP	345,475
2,783	TC PipeLines LP	152,425
696	TransMontaigne Partners LP	28,466

		30,669,592

	Financials—7.0%
1,118	1st Source Corp.	38,504
18,172	Aflac, Inc.	1,253,323
3,542	American Equity Investment Life Holding Co.	49,588
3,746	American Financial Group, Inc.	258,886
7,311	Ameriprise Financial, Inc.	701,125
2,801	Assurant, Inc.	236,881
4,106	Axis Capital Holdings Ltd.	218,727
673	BancFirst Corp.	41,975
3,924	Bank of the Ozarks, Inc.	162,061
2,861	BOK Financial Corp.	172,175
5,993	Brown & Brown, Inc.	210,414
19,974	Chubb Ltd.	2,354,136
7,110	Cincinnati Financial Corp.	469,331
4,188	Commerce Bancshares, Inc.	196,082
1,895	Community Bank System, Inc.	74,985
757	Community Trust Bancorp, Inc.	27,154
2,682	Cullen/Frost Bankers, Inc.	171,621
6,338	Digital Realty Trust, Inc. REIT	557,617
4,992	Eaton Vance Corp.	172,374
3,660	Equity LifeStyle Properties, Inc. REIT	250,673
1,994	Erie Indemnity Co., Class A	188,214
2,830	Essex Property Trust, Inc. REIT	623,874
1,779	FactSet Research Systems, Inc.	268,184
3,013	Federal Realty Investment Trust REIT	458,217
25,641	Franklin Resources, Inc.	957,435
1,849	Hanover Insurance Group, Inc. (The)	158,570
20,142	HCP, Inc. REIT	681,404
478	Infinity Property & Casualty Corp.	38,317
18,017	Invesco Ltd.(b)	558,707
2,387	Mercury General Corp.	126,272
1,659	National Health Investors, Inc. REIT	112,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares Dividend AchieversTM Portfolio (PFM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
6,098	National Retail Properties, Inc. REIT	$266,848
11,338	Old Republic International Corp.	209,640
8,140	OMEGA Healthcare Investors, Inc. REIT	274,888
13,431	People’s United Financial, Inc.	208,181
3,023	Prosperity Bancshares, Inc.	159,524
10,840	Realty Income Corp. REIT	641,728
1,865	RenaissanceRe Holdings Ltd. (Bermuda)	206,847
1,884	RLI Corp.	117,147
11,478	S&P Global, Inc.	1,226,424
7,080	SEI Investments Co.	340,406
1,097	Southside Bancshares, Inc.	32,043
10,738	T. Rowe Price Group, Inc.	808,464
4,148	Tanger Factory Outlet Centers, Inc. REIT	145,512
647	Tompkins Financial Corp.	42,275
5,243	Torchmark Corp.	303,517
12,762	Travelers Cos., Inc. (The)	1,402,544
2,139	UMB Financial Corp.	119,249
3,013	United Bankshares, Inc.	116,573
577	Universal Health Realty Income Trust REIT	31,504
1,143	Urstadt Biddle Properties, Inc., Class A REIT	23,500
5,300	W.R. Berkley Corp.	296,800
15,365	Welltower, Inc. REIT	1,066,638
1,097	Westamerica Bancorp.	53,446
376	Westwood Holdings Group, Inc.	21,639
4,519	WP Carey, Inc. REIT	276,066

		20,181,190

	Health Care—9.0%
63,741	Abbott Laboratories	2,479,525
8,889	AmerisourceBergen Corp.	756,454
79	Atrion Corp.	31,387
9,164	Becton, Dickinson and Co.	1,477,787
3,186	C.R. Bard, Inc.	675,974
14,249	Cardinal Health, Inc.	1,117,976
103,026	Johnson & Johnson	11,547,154
60,838	Medtronic PLC	4,815,328
648	National Healthcare Corp.	41,764
2,708	Owens & Minor, Inc.	98,544
6,196	Perrigo Co. PLC	598,967
3,716	STERIS PLC	262,610
16,137	Stryker Corp.	1,759,094
3,127	West Pharmaceutical Services, Inc.	222,642

		25,885,206

	Industrials—13.7%
26,177	3M Co.	4,381,506
3,231	A.O. Smith Corp.	249,498
2,418	ABM Industries, Inc.	77,787
2,016	Brady Corp., Class A	53,404
6,197	C.H. Robinson Worldwide, Inc.	439,801
2,774	Carlisle Cos., Inc.	282,671
25,195	Caterpillar, Inc.	1,958,155
4,675	Cintas Corp.	419,721
2,096	CLARCOR, Inc.	123,182
2,519	Crane Co.	139,981

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
41,671	CSX Corp.	$1,136,368
7,542	Cummins, Inc.	882,640
13,643	Deere & Co.	1,147,513
5,735	Donaldson Co., Inc.	187,420
6,707	Dover Corp.	440,650
27,825	Emerson Electric Co.	1,520,080
7,879	Expeditors International of Washington, Inc.	390,877
12,483	Fastenal Co.	584,080
11,925	FedEx Corp.	1,968,937
2,002	Franklin Electric Co., Inc.	63,243
859	G&K Services, Inc., Class A	60,688
13,463	General Dynamics Corp.	1,891,821
1,129	Gorman-Rupp Co. (The)	31,939
2,381	Graco, Inc.	186,647
3,123	Healthcare Services Group, Inc.	118,206
15,739	Illinois Tool Works, Inc.	1,645,040
3,872	ITT Corp.	148,569
4,876	J.B. Hunt Transport Services, Inc.	404,123
3,367	L-3 Communications Holdings, Inc.	442,862
3,059	Lincoln Electric Holdings, Inc.	191,708
481	Lindsay Corp.	36,777
13,217	Lockheed Martin Corp.	3,071,366
1,426	Matthews International Corp., Class A	75,065
1,030	McGrath RentCorp	25,111
1,614	MSA Safety, Inc.	77,617
2,082	MSC Industrial Direct Co., Inc., Class A	161,355
2,462	Nordson Corp.	188,909
12,902	Norfolk Southern Corp.	1,162,599
7,829	Northrop Grumman Corp.	1,614,810
5,841	Parker-Hannifin Corp.	677,673
1,577	Raven Industries, Inc.	25,374
12,936	Raytheon Co.	1,634,464
1,929	Regal Beloit Corp.	124,266
14,921	Republic Services, Inc.	702,331
5,675	Robert Half International, Inc.	217,409
9,467	Rollins, Inc.	254,378
4,369	Roper Technologies, Inc.	769,337
2,310	Ryder System, Inc.	159,205
6,591	Stanley Black & Decker, Inc.	737,665
765	Tennant Co.	40,859
2,372	Toro Co. (The)	205,059
36,189	United Technologies Corp.	3,777,046
988	Valmont Industries, Inc.	138,695
2,671	W.W. Grainger, Inc.	626,403
19,281	Waste Management, Inc.	1,133,530

		39,206,420

	Information Technology—10.7%
27,167	Accenture PLC, Class A	3,067,698
13,413	Analog Devices, Inc.	755,420
19,792	Automatic Data Processing, Inc.	1,750,404
631	Badger Meter, Inc.	45,009
490	Cass Information Systems, Inc.	24,240
1,898	Daktronics, Inc.	16,513
5,389	Harris Corp.	431,174
41,573	International Business Machines Corp.	6,067,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares Dividend AchieversTM Portfolio (PFM) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
3,408	Jack Henry & Associates, Inc.	$276,150
10,355	Linear Technology Corp.	460,590
12,391	Maxim Integrated Products, Inc.	442,607
156	Mesa Laboratories, Inc.	15,722
8,814	Microchip Technology, Inc.	428,272
213,039	Microsoft Corp.	10,624,255
64,677	QUALCOMM, Inc.	3,267,482
43,493	Texas Instruments, Inc.	2,480,841
11,056	Xilinx, Inc.	476,292

		30,629,833

	Materials—4.2%
9,330	Air Products & Chemicals, Inc.	1,361,154
4,855	Albemarle Corp.	321,207
2,719	AptarGroup, Inc.	206,644
4,093	Bemis Co., Inc.	205,387
1,457	Compass Minerals International, Inc.	109,217
12,807	Ecolab, Inc.	1,472,549
2,159	H.B. Fuller Co.	96,550
3,472	International Flavors & Fragrances, Inc.	414,800
19,048	Monsanto Co.	1,784,417
13,756	Nucor Corp.	684,774
11,542	PPG Industries, Inc.	1,274,121
12,324	Praxair, Inc.	1,447,577
2,824	Royal Gold, Inc.	176,839
5,743	RPM International, Inc.	290,194
1,942	Sensient Technologies Corp.	130,599
3,989	Sherwin-Williams Co. (The)	1,146,079
2,613	Silgan Holdings, Inc.	132,583
4,365	Sonoco Products Co.	204,675
963	Stepan Co.	59,022
3,418	Valspar Corp. (The)	364,666
5,630	Westlake Chemical Corp.	282,570

		12,165,624

	Telecommunication Services—6.8%
266,236	AT&T, Inc.	10,335,281
694	Atlantic Tele-Network, Inc.	49,906
4,398	Telephone & Data Systems, Inc.	130,049
176,258	Verizon Communications, Inc.	8,978,582

		19,493,818

	Utilities—6.4%
4,909	Alliant Energy Corp.	346,183
1,581	American States Water Co.	65,912
4,020	AmeriGas Partners LP	174,267
7,660	Aqua America, Inc.	242,516
4,418	Atmos Energy Corp.	320,526
2,702	Avista Corp.	108,269
2,212	Black Hills Corp.	134,025
2,071	California Water Service Group	57,843
18,616	CenterPoint Energy, Inc.	399,313
660	Chesapeake Utilities Corp.	39,283
483	Connecticut Water Service, Inc.	22,711
12,702	Consolidated Edison, Inc.	947,569
25,805	Dominion Resources, Inc.	1,844,283
29,783	Duke Energy Corp.	2,346,305

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
14,096	Edison International	$996,728
13,724	Eversource Energy	774,583
8,448	MDU Resources Group, Inc.	169,467
1,499	MGE Energy, Inc.	74,725
3,669	National Fuel Gas Co.	203,629
3,718	New Jersey Resources Corp.	132,658
19,928	NextEra Energy, Inc.	2,343,134
1,188	Northwest Natural Gas Co.	61,230
2,081	NorthWestern Corp.	118,284
29,213	PPL Corp.	1,099,577
6,179	SCANA Corp.	424,436
883	SJW Corp.	30,384
3,078	South Jersey Industries, Inc.	85,907
39,495	Southern Co. (The)	1,978,700
1,878	Spire, Inc.	120,117
7,438	UGI Corp.	299,305
3,577	Vectren Corp.	174,736
13,657	WEC Energy Group, Inc.	794,974
6,123	Westar Energy, Inc.	316,008
2,153	WGL Holdings, Inc.	146,167
21,960	Xcel Energy, Inc.	879,059

		18,272,813

	Total Investments (Cost $234,657,939)—100.0%	287,004,100
	Other assets less liabilities—0.0%	48,368

	Net Assets—100.0%	$287,052,468

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares Financial Preferred Portfolio (PGF)

April 30, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.9%
	Banks—71.3%
547,630	Bank of America Corp., 6.00%, Series EE	$13,822,181
889,478	Bank of America Corp., 6.20%, Series CC	22,921,848
535,365	Bank of America Corp., 6.20%, Series D(b)	13,780,295
79,586	Bank of America Corp., 6.38%, Series 3	2,052,523
1,010,761	Bank of America Corp., 6.50%, Series Y	26,684,090
1,094,933	Bank of America Corp., 6.63%, Series W	29,256,610
697,278	Barclays Bank PLC, 6.63%, Series 2 (United Kingdom)(b)	17,989,772
865,800	Barclays Bank PLC, 7.10%, Series 3 (United Kingdom)	22,441,536
664,108	Barclays Bank PLC, 7.75%, Series 4 (United Kingdom)	17,419,553
2,375,275	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)(b)	62,659,754
59,035	BB&T Corp., 5.20%, Series G	1,490,634
351,358	BB&T Corp., 5.63%(b)	9,012,333
1,765,167	BB&T Corp., 5.63%, Series E	45,400,095
427,592	BB&T Corp., 5.85%	11,258,497
320,167	Citigroup, Inc., 5.80%, Series C	8,317,939
607,029	Citigroup, Inc., 6.30%, Series S(b)	15,697,770
1,133,870	Citigroup, Inc., 6.88%, Series K	31,283,473
883,487	Citigroup, Inc., 7.13%, Series J	24,702,297
408,791	Fifth Third Bancorp, 6.63%, Series I	11,977,576
306,480	First Niagara Financial Group, Inc., 8.63%, Series B	8,204,470
4,228,772	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	112,062,458
1,487,176	HSBC Holdings PLC, 8.13% (United Kingdom)(b)	40,436,315
301,226	HSBC USA, Inc., 6.50%, Series H	7,840,913
323,983	Huntington Bancshares, Inc., 6.25%, Series D	8,530,472
771,303	ING Groep NV, 6.13% (Netherlands)	19,753,070
167,678	ING Groep NV, 6.20% (Netherlands)	4,322,739
1,372,714	ING Groep NV, 6.38% (Netherlands)	35,663,110
750,274	JPMorgan Chase & Co., 5.45%, Series P	19,116,982
1,127,712	JPMorgan Chase & Co., 5.50%, Series O(b)	28,519,836
1,123,451	JPMorgan Chase & Co., 6.10%, Series AA(b)	29,355,775
1,211,026	JPMorgan Chase & Co., 6.13%, Series Y(b)	31,619,889
1,221,538	JPMorgan Chase & Co., 6.15%, Series BB	31,931,003
120,146	JPMorgan Chase & Co., 6.30%, Series W	3,165,847
592,425	JPMorgan Chase & Co., 6.70%, Series T	16,368,703
301,010	KKR Financial Holdings LLC, 7.38%, Series A	7,871,412
1,545,516	PNC Financial Services Group, Inc. (The), 6.13%, Series P(b)	44,680,868
398,052	Regions Financial Corp., 6.38%, Series A	10,428,962
443,720	Regions Financial Corp., 6.38%, Series B	12,184,551
490,401	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	11,867,704
130,861	Royal Bank of Scotland Group PLC, 6.13%, Series R (United Kingdom)(b)	3,221,798
448,433	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	11,269,121

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
1,033,358	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	$26,061,289
396,882	SunTrust Banks, Inc., 5.88%, Series E(b)	10,398,308
751,943	U.S. Bancorp, 5.15%, Series H(b)	19,738,504
452,906	U.S. Bancorp, 6.00%, Series G	11,961,247
993,414	U.S. Bancorp, 6.50%, Series F(b)	29,365,318
900,435	Wells Fargo & Co., 5.20%	23,222,219
427,585	Wells Fargo & Co., 5.25%, Series P	11,070,176
879,639	Wells Fargo & Co., 5.70%, Series W(b)	22,580,333
1,415,592	Wells Fargo & Co., 5.85%	37,272,537
509,779	Wells Fargo & Co., 6.00%, Series T	13,575,415
619,258	Wells Fargo & Co., 6.00%, Series V	16,422,722
179,860	Wells Fargo & Co., 6.63%	5,237,523
1,877,706	Wells Fargo & Co., 8.00%, Series J	52,894,978

		1,166,385,343

	Capital Markets—15.8%
511,689	Bank of New York Mellon Corp. (The), 5.20%	13,124,823
429,795	Charles Schwab Corp. (The), 5.95%, Series D	11,161,776
419,571	Charles Schwab Corp. (The), 6.00%, Series B	11,026,326
518,634	Charles Schwab Corp. (The), 6.00%, Series C(b)	13,982,373
903,979	Goldman Sachs Group, Inc. (The), 5.50%, Series J	22,716,992
896,001	Goldman Sachs Group, Inc. (The), 5.95%(b)	22,991,386
470,678	Goldman Sachs Group, Inc. (The), 6.20%, Series B	11,992,875
198,125	Goldman Sachs Group, Inc. (The), 6.30%, Series N	5,161,156
398,016	Goldman Sachs Group, Inc. (The), 6.38%, Series K(b)	11,144,448
654,041	Morgan Stanley, 6.38%, Series I	17,345,167
374,302	Morgan Stanley, 6.63%, Series G	10,121,126
835,644	Morgan Stanley, 6.88%, Series F	22,930,071
860,474	Morgan Stanley, 7.13%, Series E	24,738,628
324,876	Northern Trust Corp., 5.85%, Series C	8,774,901
566,049	State Street Corp., 5.25%, Series C	14,841,805
181,144	State Street Corp., 5.35%, Series G	4,762,276
666,001	State Street Corp., 5.90%, Series D(b)	18,095,247
496,174	State Street Corp., 6.00%	13,406,621

		258,317,997

	Consumer Finance—5.3%
347,866	Ally Financial, Inc., 8.50%, Series A	8,689,693
824,143	Capital One Financial Corp., 6.00%, Series B	21,345,304
456,718	Capital One Financial Corp., 6.20%, Series F	12,061,923
379,248	Capital One Financial Corp., 6.25%, Series C	10,042,487
269,169	Capital One Financial Corp., 6.70%, Series D	7,385,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares Financial Preferred Portfolio (PGF) (continued)

April 30, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Consumer Finance (continued)
511,538	Discover Financial Services, 6.50%, Series B	$13,530,180
530,311	HSBC Finance Corp., 6.36%, Series B	13,756,267

		86,811,851

	Insurance—7.5%
758,577	Aegon NV, 6.38% (Netherlands)	19,510,601
261,701	Aegon NV, 6.50% (Netherlands)	6,843,481
308,340	Allstate Corp. (The), 5.63%(b)	8,204,927
124,043	Allstate Corp. (The), 6.25%, Series F	3,412,423
676,628	Allstate Corp. (The), 6.63%, Series E	18,641,101
301,038	Allstate Corp. (The), 6.75%, Series C	8,389,929
287,725	Arch Capital Group Ltd., 6.75%, Series C (Bermuda)	7,581,554
230,765	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	6,149,887
348,029	Axis Capital Holdings Ltd., 6.88%, Series C	9,177,525
103,831	PartnerRe Ltd., 5.88%, Series F (Bermuda)	2,634,193
437,311	PartnerRe Ltd., 7.25%, Series E (Bermuda)	11,418,190
326,792	Prudential PLC, 6.50% (United Kingdom)	8,552,147
196,201	Prudential PLC, 6.75% (United Kingdom)	5,179,706
267,987	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)	6,796,150

		122,491,814

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,536,927,572)—99.9%	1,634,007,005

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.0%
17,206,270	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(c)(d) (Cost $17,206,270)	17,206,270

	Total Investments (Cost $1,554,133,842)—100.9%	1,651,213,275
	Other assets less liabilities—(0.9)%	(14,834,822)

	Net Assets—100.0%	$1,636,378,453

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	20.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments(a)

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Banks—10.9%
216,465	BOK Financial Corp.(b)	$13,026,864
270,563	Community Bank System, Inc.	10,706,178
280,631	Cullen/Frost Bankers, Inc.(b)	17,957,578
954,537	People’s United Financial, Inc.(b)	14,795,323
319,509	United Bankshares, Inc.(b)	12,361,803
231,372	Westamerica Bancorp.(b)	11,272,444

		80,120,190

	Capital Markets—3.7%
374,769	Eaton Vance Corp.	12,940,774
459,325	Invesco Ltd.(c)	14,243,668

		27,184,442

	Diversified Telecommunication Services—4.0%
420,970	AT&T, Inc.	16,342,055
263,507	Verizon Communications, Inc.	13,423,047

		29,765,102

	Electric Utilities—5.8%
181,126	Duke Energy Corp.	14,269,106
374,436	PPL Corp.	14,093,771
285,697	Southern Co. (The)	14,313,420

		42,676,297

	Electrical Equipment—1.8%
241,047	Emerson Electric Co.	13,168,398

	Energy Equipment & Services—2.7%
298,051	Helmerich & Payne, Inc.(b)	19,707,132

	Food Products—4.5%
283,652	Archer-Daniels-Midland Co.	11,329,061
588,125	Flowers Foods, Inc.	11,268,475
137,649	Kellogg Co.	10,572,819

		33,170,355

	Gas Utilities—5.1%
229,943	National Fuel Gas Co.	12,761,836
228,994	Northwest Natural Gas Co.	11,802,351
480,104	South Jersey Industries, Inc.	13,399,703

		37,963,890

	Household Products—1.4%
125,083	Procter & Gamble Co. (The)	10,021,650

	Insurance—3.7%
271,967	Mercury General Corp.	14,387,054
710,247	Old Republic International Corp.	13,132,467

		27,519,521

	IT Services—1.8%
92,104	International Business Machines Corp.	13,441,658

	Machinery—4.0%
199,715	Caterpillar, Inc.	15,521,850
118,354	Cummins, Inc.	13,850,968

		29,372,818

	Media—2.1%
300,261	Meredith Corp.	15,406,392

	Metals & Mining—3.8%
176,758	Compass Minerals International, Inc.	13,249,780
293,267	Nucor Corp.	14,598,831

		27,848,611

Number of Shares		Value
	Common Stocks (continued)
	Multi-Utilities—10.6%
285,010	Avista Corp.	$11,420,351
880,539	CenterPoint Energy, Inc.	18,887,562
163,364	Consolidated Edison, Inc.	12,186,954
674,042	MDU Resources Group, Inc.	13,521,283
157,592	SCANA Corp.	10,824,994
230,087	Vectren Corp.	11,239,750

		78,080,894

	Oil, Gas & Consumable Fuels—18.4%
186,946	Chevron Corp.	19,102,142
138,230	Exxon Mobil Corp.	12,219,532
1,442,450	Murphy Oil Corp.(b)	51,553,163
190,700	Occidental Petroleum Corp.	14,617,155
1,061,929	ONEOK, Inc.	38,388,734

		135,880,726

	Personal Products—2.5%
459,599	Nu Skin Enterprises, Inc., Class A(b)	18,737,851

	Road & Rail—1.6%
134,047	Norfolk Southern Corp.	12,078,975

	Semiconductors & Semiconductor Equipment—4.9%
312,987	Maxim Integrated Products, Inc.	11,179,895
220,159	Microchip Technology, Inc.	10,697,526
275,856	QUALCOMM, Inc.	13,936,245

		35,813,666

	Specialty Retail—1.1%
365,948	Gap, Inc. (The)(b)	8,482,675

	Tobacco—5.6%
174,078	Altria Group, Inc.	10,916,432
214,135	Universal Corp.	11,681,064
869,452	Vector Group Ltd.	18,780,163

		41,377,659

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $679,213,423)—100.0%	737,818,902

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—14.5%
106,689,297	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $106,689,297)	106,689,297

	Total Investments (Cost $785,902,720)—114.5%	844,508,199
	Other assets less liabilities—(14.5)%	(106,724,751)

	Net Assets—100.0%	$737,783,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

April 30, 2016

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments

PowerShares International Dividend AchieversTM Portfolio (PID)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—10.4%
885,495	BHP Billiton Ltd. ADR(a)	$27,751,413
1,121,574	BHP Billiton PLC ADR(a)	30,921,795
601,451	Westpac Banking Corp. ADR(a)	14,194,244

		72,867,452

	Belgium—1.0%
58,013	Anheuser-Busch InBev NV ADR	7,204,054

	Bermuda—4.5%
2,316,000	Teekay LNG Partners LP	31,821,840

	Brazil—1.5%
495,235	Ultrapar Participacoes SA ADR	10,390,030

	Canada—26.8%
84,171	Agrium, Inc.	7,248,806
241,364	Bank of Nova Scotia (The)	12,659,542
196,661	BCE, Inc.	9,225,367
278,138	Brookfield Infrastructure Partners LP(a)	11,731,861
141,179	Canadian Imperial Bank of Commerce	11,403,028
52,534	Canadian National Railway Co.	3,233,993
299,048	Canadian Natural Resources Ltd.	8,977,421
215,787	Enbridge, Inc.	8,963,792
42,666	Franco-Nevada Corp.	2,993,447
75,297	Imperial Oil Ltd.	2,483,295
106,423	Magna International, Inc.	4,471,894
195,636	Methanex Corp.	6,839,435
408,940	Pembina Pipeline Corp.	12,264,111
966,837	Potash Corp. of Saskatchewan, Inc.	17,132,352
197,957	Ritchie Bros. Auctioneers, Inc.	5,679,386
198,624	Rogers Communications, Inc., Class B	7,722,501
167,331	Royal Bank of Canada	10,394,602
554,947	Shaw Communications, Inc., Class B	10,272,069
269,337	Suncor Energy, Inc.	7,910,428
278,775	TELUS Corp.	8,826,016
189,660	Toronto-Dominion Bank (The)(a)	8,439,870
216,546	TransCanada Corp.	8,984,493

		187,857,709

	Colombia—1.3%
236,563	Bancolombia SA (Preference Shares) ADR	9,152,623

	Denmark—0.4%
50,433	Novo Nordisk A/S, Class B ADR	2,813,657

	France—1.1%
187,793	Sanofi ADR	7,718,292

	Germany—0.7%
44,804	Fresenius Medical Care AG & Co. KGaA ADR(a)	1,954,798
39,277	SAP SE ADR	3,087,958

		5,042,756

	Hong Kong—2.3%
960,910	Seaspan Corp.(a)	16,248,988

	India—3.0%
81,214	Axis Bank Ltd. GDR(b)	2,907,461
24,526	HDFC Bank Ltd. ADR	1,541,950
889,691	ICICI Bank Ltd. ADR	6,272,321
248,396	Infosys Ltd. ADR	4,669,845

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
179,054	Larsen & Toubro Ltd. GDR(b)	$3,410,979
71,401	Reliance Industries Ltd. GDR(b)	2,113,470

		20,916,026

	Ireland—0.1%
5,236	Shire PLC ADR(a)	981,331

	Israel—0.6%
80,301	Teva Pharmaceutical Industries Ltd. ADR	4,372,390

	Italy—0.3%
44,455	Luxottica Group SpA ADR	2,433,022

	Japan—2.4%
77,158	Nippon Telegraph & Telephone Corp. ADR	3,438,932
100,238	ORIX Corp. ADR	6,972,555
61,309	Toyota Motor Corp. ADR	6,235,126

		16,646,613

	Mexico—1.4%
316,284	America Movil SAB de CV, Series L ADR	4,478,581
57,571	Grupo Aeroportuario del Pacifico SAB de CV ADR	5,435,854

		9,914,435

	Netherlands—0.2%
16,750	ASML Holding NV	1,618,050

	Norway—1.9%
763,477	Statoil ASA ADR(a)	13,429,561

	Panama—2.3%
615,528	Banco Latinoamericano de Comercio Exterior SA, Class E	15,917,554

	Russia—2.8%
341,429	LUKOIL PJSC ADR	14,471,468
51,453	NovaTek OAO GDR(b)	4,939,488

		19,410,956

	Sweden—1.0%
848,130	Telefonaktiebolaget LM Ericsson, Class B ADR	6,861,372

	Switzerland—3.5%
441,819	ABB Ltd. ADR	9,326,799
195,930	Novartis AG ADR	14,884,802

		24,211,601

	Taiwan—1.3%
1,782,670	Advanced Semiconductor Engineering, Inc. ADR	9,145,097

	United Kingdom—21.3%
38,293	ARM Holdings PLC ADR	1,577,289
517,678	BP PLC ADR	17,383,627
70,438	British American Tobacco PLC ADR	8,604,002
154,544	BT Group PLC ADR(a)	5,069,043
59,598	Diageo PLC ADR	6,456,251
452,107	HSBC Holdings PLC ADR(a)	15,068,726
101,613	Intercontinental Hotels Group PLC ADR(a)	4,078,746
1,036,622	Pearson PLC ADR	12,169,942
103,444	Pentair PLC	6,008,028
177,851	Prudential PLC ADR	7,023,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares International Dividend AchieversTM Portfolio (PID) (continued)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
297,247	Relx NV ADR	$4,993,750
245,038	Relx PLC ADR(a)	4,405,783
878,852	Rio Tinto PLC ADR(a)	29,582,158
104,169	Smith & Nephew PLC ADR	3,576,122
132,736	Unilever NV(a)	5,843,039
338,412	Vodafone Group PLC ADR	11,079,609
54,075	WPP PLC ADR(a)	6,334,886

		149,254,337

	United States—7.9%
8,004,279	Teekay Offshore Partners LP(a)(c)	47,785,546
183,272	Thomson Reuters Corp.	7,537,977

		55,323,523

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $793,367,358)—100.0%	701,553,269

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—16.2%
114,148,264	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $114,148,264)	114,148,264

	Total Investments (Cost $907,515,622)—116.2%	815,701,533
	Other assets less liabilities—(16.2)%	(114,017,777)

	Net Assets—100.0%	$701,683,756

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2016.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $13,371,398, which represented 1.91% of the Fund’s Net Assets.
(c)	Affiliated company. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Assets and Liabilities

April 30, 2016

	PowerShares BuyBack AchieversTM Portfolio (PKW)	PowerShares Dividend AchieversTM Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	PowerShares International Dividend AchieversTM Portfolio (PID)
Assets:
Unaffiliated investments, at value(a)	$1,639,490,627	$286,445,393	$1,634,007,005	$723,575,234	$653,767,723
Affiliated investments, at value	70,981,185	558,707	17,206,270	120,932,965	161,933,810

Total investments, at value	1,710,471,812	287,004,100	1,651,213,275	844,508,199	815,701,533

Receivables:
Investments sold	21,022,903	69,376	1,689,371	—	324,240
Dividends	539,197	557,891	4,405,598	1,802,746	3,249,414
Securities lending	39,764	—	41,207	75,428	253,801
Shares sold	—	—	3,751,686	4,463,001	—
Foreign tax reclaims	—	—	—	—	990,909
Settlement proceeds	—	—	—	—	1,765
Other assets	8,372	3,255	6,590	4,923	7,426

Total Assets	1,732,082,048	287,634,622	1,661,107,727	850,854,297	820,529,088

Liabilities:
Due to custodian	—	314,557	4,189,569	300,487	4,014,361
Payables:
Collateral upon return of securities loaned	70,119,602	—	17,206,270	106,689,297	114,148,264
Investments purchased	16,360,109	854	1,869,923	5,536,262	35,337
Shares repurchased	4,603,545	—	—	—	—
Accrued advisory fees	694,134	94,419	657,439	227,367	226,215
Accrued trustees’ and officer’s fees	60,779	26,983	92,575	31,111	58,458
Accrued expenses	809,654	145,341	713,498	286,325	362,697

Total Liabilities	92,647,823	582,154	24,729,274	113,070,849	118,845,332

Net Assets	$1,639,434,225	$287,052,468	$1,636,378,453	$737,783,448	$701,683,756

Net Assets Consist of:
Shares of beneficial interest	$1,832,545,237	$256,517,062	$1,565,304,802	$836,648,721	$1,200,371,197
Undistributed net investment income	3,331,080	1,149,675	(88,742)	60,731	8,062,597
Undistributed net realized gain (loss)	(264,399,287)	(22,960,430)	(25,917,040)	(157,531,483)	(414,936,592)
Net unrealized appreciation (depreciation)	67,957,195	52,346,161	97,079,433	58,605,479	(91,813,446)

Net Assets	$1,639,434,225	$287,052,468	$1,636,378,453	$737,783,448	$701,683,756

Shares outstanding (unlimited amount authorized, $0.01 par value)	35,900,000	13,200,000	87,050,000	49,500,000	47,850,000
Net asset value	$45.67	$21.75	$18.80	$14.90	$14.66

Market price	$45.65	$21.75	$18.83	$14.91	$14.65

Unaffiliated investments, at cost	$1,571,533,432	$233,907,242	$1,536,927,572	$664,955,458	$704,625,633

Affiliated investments, at cost	$70,981,185	$750,697	$17,206,270	$120,947,262	$202,889,989

Total investments, at cost	$1,642,514,617	$234,657,939	$1,554,133,842	$785,902,720	$907,515,622

(a) Includes securities on loan with an aggregate value of	$68,423,981	$—	$16,861,047	$105,470,663	$110,366,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Operations

For the year ended April 30, 2016

	PowerShares BuyBack AchieversTM Portfolio (PKW)	PowerShares Dividend AchieversTM Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	PowerShares International Dividend AchieversTM Portfolio (PID)
Investment Income:
Unaffiliated dividend income	$42,639,354	$8,674,344	$95,902,060	$22,971,866	$42,955,146
Affiliated dividend income	192,257	22,599	8,414	884	2,241,293
Securities lending income	576,926	—	841,852	221,109	2,061,911
Foreign withholding tax	—	—	—	—	(2,954,090)

Total Income	43,408,537	8,696,943	96,752,326	23,193,859	44,304,260

Expenses:
Advisory fees	11,813,964	1,201,114	7,572,671	2,229,710	4,221,020
Sub-licensing fees	2,362,792	300,277	1,431,238	557,426	1,055,254
Accounting & administration fees	443,508	54,579	280,610	105,283	202,381
Trustees’ and officer’s fees	54,779	13,319	34,955	17,854	29,279
Custodian & transfer agent fees	25,138	15,735	70,788	15,358	453,685
Other expenses	210,275	66,108	151,981	82,273	157,997

Total Expenses	14,910,456	1,651,132	9,542,243	3,007,904	6,119,616

Less: Waivers	(3,169)	(382)	(11,665)	(753)	(1,162)

Net Expenses	14,907,287	1,650,750	9,530,578	3,007,151	6,118,454

Net Investment Income	28,501,250	7,046,193	87,221,748	20,186,708	38,185,806

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities*	(189,872,491)	(2,214,196)	1,538,026	(26,601,222)	(126,535,685)
In-kind redemptions	184,644,298	16,570,662	29,388,004	64,519,971	3,282,470
Foreign currencies	—	—	—	—	459

Net realized gain (loss)	(5,228,193)	14,356,466	30,926,030	37,918,749	(123,252,756)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(194,908,268)	(13,429,976)	(9,113,684)	25,751,399	(202,704,253)
Foreign currencies	—	—	—	—	643

Net change in unrealized appreciation (depreciation)	(194,908,268)	(13,429,976)	(9,113,684)	25,751,399	(202,703,610)

Net realized and unrealized gain (loss)	(200,136,461)	926,490	21,812,346	63,670,148	(325,956,366)

Net increase (decrease) in net assets resulting from operations	$(171,635,211)	$7,972,683	$109,034,094	$83,856,856	$(287,770,560)

*	Includes net gains from securities sold to affiliates of $9,445 for PowerShares Financial Preferred Portfolio.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	PowerShares BuyBack AchieversTM Portfolio (PKW)		PowerShares Dividend AchieversTM Portfolio (PFM)
	2016	2015	2016	2015
Operations:
Net investment income	$28,501,250	$30,836,737	$7,046,193	$7,376,238
Net realized gain (loss)	(5,228,193)	258,161,485	14,356,466	24,781,463
Net change in unrealized appreciation (depreciation)	(194,908,268)	37,064,023	(13,429,976)	(8,826,932)

Net increase (decrease) in net assets resulting from operations	(171,635,211)	326,062,245	7,972,683	23,330,769

Distributions to Shareholders from:
Net investment income	(29,971,633)	(32,756,576)	(7,191,272)	(7,214,576)

Shareholder Transactions:
Proceeds from shares sold	552,688,479	1,366,740,866	13,765,872	49,356,388
Value of shares repurchased	(1,682,571,530)	(1,594,242,954)	(71,313,646)	(73,210,711)

Net increase (decrease) in net assets resulting from shares transactions	(1,129,883,051)	(227,502,088)	(57,547,774)	(23,854,323)

Increase (Decrease) in Net Assets	(1,331,489,895)	65,803,581	(56,766,363)	(7,738,130)

Net Assets:
Beginning of year	2,970,924,120	2,905,120,539	343,818,831	351,556,961

End of year	$1,639,434,225	$2,970,924,120	$287,052,468	$343,818,831

Undistributed net investment income at end of year	$3,331,080	$4,900,076	$1,149,675	$1,171,060

Changes in Shares Outstanding:
Shares sold	12,800,000	28,850,000	650,000	2,300,000
Shares repurchased	(37,800,000)	(34,850,000)	(3,500,000)	(3,400,000)
Shares outstanding, beginning of year	60,900,000	66,900,000	16,050,000	17,150,000

Shares outstanding, end of year	35,900,000	60,900,000	13,200,000	16,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares Financial Preferred Portfolio (PGF)		PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)		PowerShares International Dividend AchieversTM Portfolio (PID)
2016	2015	2016	2015	2016	2015

$87,221,748	$84,111,917	$20,186,708	$16,444,680	$38,185,806	$38,304,869
30,926,030	18,545,919	37,918,749	55,819,802	(123,252,756)	3,930,446
(9,113,684)	17,654,230	25,751,399	(9,435,272)	(202,703,610)	(19,752,892)

109,034,094	120,312,066	83,856,856	62,829,210	(287,770,560)	22,482,423

(87,907,150)	(83,658,606)	(20,340,136)	(16,547,207)	(39,292,920)	(36,588,767)

404,047,155	96,086,975	505,920,545	394,961,598	12,037,214	570,101,010
(260,512,094)	(96,582,262)	(368,978,245)	(297,022,280)	(555,136,253)	(144,801,898)

143,535,061	(495,287)	136,942,300	97,939,318	(543,099,039)	425,299,112

164,662,005	36,158,173	200,459,020	144,221,321	(870,162,519)	411,192,768

1,471,716,448	1,435,558,275	537,324,428	393,103,107	1,571,846,275	1,160,653,507

$1,636,378,453	$1,471,716,448	$737,783,448	$537,324,428	$701,683,756	$1,571,846,275

$(88,742)	$412,813	$60,731	$214,159	$8,062,597	$6,170,194

21,700,000	5,250,000	36,700,000	30,300,000	700,000	30,700,000
(14,400,000)	(5,300,000)	(27,150,000)	(22,250,000)	(38,200,000)	(7,900,000)
79,750,000	79,800,000	39,950,000	31,900,000	85,350,000	62,550,000

87,050,000	79,750,000	49,500,000	39,950,000	47,850,000	85,350,000

33

Financial Highlights

PowerShares BuyBack AchieversTM Portfolio (PKW)

	Year Ended April 30,
	2016		2015		2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$48.78		$43.42		$34.60		$29.40	$27.27
Net investment income(a)	0.56		0.51		0.39		0.37	0.27
Net realized and unrealized gain (loss) on investments	(3.08)		5.38		8.70		5.18	2.12
Total from investment operations	(2.52)		5.89		9.09		5.55	2.39
Distributions to shareholders from:
Net investment income	(0.59)		(0.53)		(0.27)		(0.35)	(0.26)
Net asset value at end of year	$45.67		$48.78		$43.42		$34.60	$29.40
Market price at end of year(b)	$45.65		$48.77		$43.42		$34.61	$29.40
Net Asset Value Total Return(c)	(5.18)%		13.63%		26.36%		19.08%	8.91%
Market Price Total Return(c)	(5.20)%		13.61%		26.32%		19.11%	8.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,639,434		$2,970,924		$2,905,121		$418,621	$139,641
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(d)	0.63	%(d)	0.66	%(d)	0.70%	0.71%
Expenses, prior to Waivers	0.63	%(d)	0.63	%(d)	0.66	%(d)	0.70%	0.79%
Net investment income, after Waivers	1.21%		1.09%		0.95%		1.21%	1.00%
Portfolio turnover rate(e)	53%		68%		92%		80%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dividend AchieversTM Portfolio (PFM)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$21.42	$20.50	$18.33	$15.81	$15.29
Net investment income(a)	0.49	0.44	0.39	0.38	0.34
Net realized and unrealized gain on investments	0.33	0.90	2.16	2.52	0.51
Total from investment operations	0.82	1.34	2.55	2.90	0.85
Distributions to shareholders from:
Net investment income	(0.49)	(0.42)	(0.38)	(0.38)	(0.33)
Net asset value at end of year	$21.75	$21.42	$20.50	$18.33	$15.81
Market price at end of year(b)	$21.75	$21.40	$20.50	$18.32	$15.80
Net Asset Value Total Return(c)	3.98%	6.54%	14.11%	18.67%	5.78%
Market Price Total Return(c)	4.08%	6.44%	14.17%	18.68%	5.71%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$287,052	$343,819	$351,557	$296,928	$252,988
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.55%	0.55%	0.58%	0.60%
Expenses, prior to Waivers	0.55%	0.55%	0.55%	0.58%	0.60%
Net investment income, after Waivers	2.35%	2.07%	2.05%	2.28%	2.28%
Portfolio turnover rate(d)	7%	20%	21%	18%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Financial Highlights (continued)

PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.45	$17.99	$18.67	$17.79	$18.26
Net investment income(a)	1.06	1.07	1.10	1.18	1.17
Net realized and unrealized gain (loss) on investments	0.36	0.45	(0.68)	0.85	(0.42)
Total from investment operations	1.42	1.52	0.42	2.03	0.75
Distributions to shareholders from:
Net investment income	(1.07)	(1.06)	(1.10)	(1.15)	(1.17)
Return of capital	—	—	—	—	(0.05)
Total distributions	(1.07)	(1.06)	(1.10)	(1.15)	(1.22)
Net asset value at end of year	$18.80	$18.45	$17.99	$18.67	$17.79
Market price at end of year(b)	$18.83	$18.46	$17.98	$18.70	$17.83
Net Asset Value Total Return(c)	8.01%	8.73%	2.63%	11.78%	4.56%
Market Price Total Return(c)	8.12%	8.85%	2.41%	11.71%	4.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,636,378	$1,471,716	$1,435,558	$1,891,452	$1,612,698
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.64%	0.66%
Expenses, prior to Waivers	0.63%	0.63%	0.63%	0.64%	0.66%
Net investment income, after Waivers	5.76%	5.87%	6.28%	6.47%	6.76%
Portfolio turnover rate(d)	13%	9%	30%	18%	6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$13.45	$12.32	$10.77	$9.36	$9.06
Net investment income(a)	0.48	0.43	0.42	0.42	0.35
Net realized and unrealized gain on investments	1.46	1.13	1.54	1.41	0.29
Total from investment operations	1.94	1.56	1.96	1.83	0.64
Distributions to shareholders from:
Net investment income	(0.49)	(0.43)	(0.41)	(0.42)	(0.34)
Net asset value at end of year	$14.90	$13.45	$12.32	$10.77	$9.36
Market price at end of year(b)	$14.91	$13.45	$12.32	$10.76	$9.36
Net Asset Value Total Return(c)	14.92%	12.89%	18.61%	20.16%	7.37%
Market Price Total Return(c)	14.99%	12.89%	18.72%	20.05%	7.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$737,783	$537,324	$393,103	$322,476	$276,169
Ratio to average net assets of:
Expenses, after Waivers	0.54%	0.54%	0.55%	0.57%	0.60%
Expenses, prior to Waivers	0.54%	0.54%	0.55%	0.57%	0.60%
Net investment income, after Waivers	3.62%	3.29%	3.70%	4.31%	3.88%
Portfolio turnover rate(d)	59%	45%	51%	32%	35%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Financial Highlights (continued)

PowerShares International Dividend AchieversTM Portfolio (PID)

	Year Ended April 30,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.42	$18.56	$17.27		$15.35	$16.85
Net investment income(a)	0.56	0.51	0.67	(b)	0.40	0.48
Net realized and unrealized gain (loss) on investments	(3.78)	(0.17)	1.26		1.93	(1.49)
Total from investment operations	(3.22)	0.34	1.93		2.33	(1.01)
Distributions to shareholders from:
Net investment income	(0.54)	(0.48)	(0.64)		(0.41)	(0.49)
Net asset value at end of year	$14.66	$18.42	$18.56		$17.27	$15.35
Market price at end of year(c)	$14.65	$18.43	$18.58		$17.31	$15.37
Net Asset Value Total Return(d)	(17.53)%	1.83%	11.50%		15.63%	(5.87)%
Market Price Total Return(d)	(17.63)%	1.77%	11.35%		15.75%	(5.97)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$701,684	$1,571,846	$1,160,654		$877,341	$690,196
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.55%	0.54%		0.56%	0.55%
Expenses, prior to Waivers	0.58%	0.55%	0.54%		0.56%	0.56%
Net investment income, after Waivers	3.62%	2.77%	3.82	%(b)	2.57%	3.20%
Portfolio turnover rate(e)	61%	66%	49%		46%	33%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.43 and 2.42%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares BuyBack AchieversTM Portfolio (PKW)	“BuyBack AchieversTM Portfolio”
PowerShares Dividend AchieversTM Portfolio (PFM)	“Dividend AchieversTM Portfolio”
PowerShares Financial Preferred Portfolio (PGF)	“Financial Preferred Portfolio”
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	“High Yield Equity Dividend AchieversTM Portfolio”
PowerShares International Dividend AchieversTM Portfolio (PID)	“International Dividend AchieversTM Portfolio”

Each portfolio (each, a “Fund,” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack AchieversTM Portfolio	NASDAQ US BuyBack AchieversTM Index
Dividend AchieversTM Portfolio	NASDAQ US Broad Dividend AchieversTM Index
Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ US Dividend AchieversTM 50 Index
International Dividend AchieversTM Portfolio	NASDAQ International Dividend AchieversTM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

37

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

38

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. BuyBack AchieversTM Portfolio and Financial Preferred Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Financial Preferred Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Dividend Paying Security Risk. Dividend AchieversTM Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Foreign Securities Risk. For Financial Preferred Portfolio and International Dividend AchieversTM Portfolio, investments in foreign securities involve risks in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

High Yield Securities Risk. For Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. Financial Preferred Portfolio faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt

39

instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses,

40

fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended April 30, 2016, BuyBack AchieversTM Portfolio, Financial Preferred Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund has agreed to pay the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM Portfolio and Financial Preferred Portfolio, each of which pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack AchieversTM Portfolio and Financial Preferred Portfolio) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for the BuyBack AchieversTM Portfolio and Financial Preferred Portfolio) (the “Expense Cap”), through at least August 31, 2017. Offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2017. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

41

For the fiscal year ended April 30, 2016, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM Portfolio	$3,169
Dividend AchieversTM Portfolio	382
Financial Preferred Portfolio	11,665
High Yield Equity Dividend AchieversTM Portfolio	753
International Dividend AchieversTM Portfolio	1,162

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the fiscal year ended April 30, 2016, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
BuyBack AchieversTM Portfolio	NASDAQ OMX Group, Inc.
Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.
Financial Preferred Portfolio	Wells Fargo & Company
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.
International Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended April 30, 2016.

BuyBack AchieversTM Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Mortgage Capital, Inc. REIT*	$2,502,438	$438,338	$(2,337,991)	$(6,133)	$(596,652)	$—	$188,710

*	At April 30, 2016, this security was no longer held.

Dividend AchieversTM Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Ltd.	$921,802	$44,359	$(183,282)	$(182,198)	$(41,974)	$558,707	$22,222

42

High Yield Equity Dividend AchieversTM Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2016	Dividend Income
Invesco Ltd.	$—	$14,531,495	$(275,693)	$(14,297)	$2,163	$14,243,668	$—

International Dividend AchieversTM Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Ltd.*	$14,328,131	$1,824,122	$(12,544,160)	$149,014	$(3,757,107)	$—	$340,127

*	At April 30, 2016, this security was no longer held.

The 1940 Act defines “affiliated person” to include issuers of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows International Dividend Achievers™ Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2016.

International Dividend AchieversTM Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Teekay Offshore Partners LP	$58,879,251	$50,525,054	$(19,886,360)	$(36,262,126)	$(5,470,273)	$47,785,546	$1,900,090

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the fiscal year ended April 30, 2016, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
Financial Preferred Portfolio	$—	$1,126,599	$9,445

Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with

43

investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
	Ordinary Income	Ordinary Income
BuyBack AchieversTM Portfolio	$29,971,633	$32,756,576
Dividend AchieversTM Portfolio	7,191,272	7,214,576
Financial Preferred Portfolio	87,907,150	83,658,606
High Yield Equity Dividend Achievers™ Portfolio	20,340,136	16,547,207
International Dividend Achievers™ Portfolio	39,292,920	36,588,767

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforwards	Post-October Capital Loss Deferrals*	Shares of Beneficial Interest	Total Net Assets
BuyBack AchieversTM Portfolio	$3,386,349	$(55,269)	$61,577,509	$—	$(75,310,983)	$(182,708,618)	$1,832,545,237	$1,639,434,225
Dividend AchieversTM Portfolio	1,175,090	(25,415)	49,536,501	—	(17,996,901)	(2,153,869)	256,517,062	287,052,468
Financial Preferred Portfolio	—	(88,742)	91,882,209	—	(16,389,493)	(4,330,323)	1,565,304,802	1,636,378,453
High Yield Equity Dividend AchieversTM Portfolio	89,930	(29,199)	53,991,168	—	(130,623,183)	(22,293,989)	836,648,721	737,783,448
International Dividend AchieversTM Portfolio	9,098,379	(55,339)	(107,038,364)	643	(310,516,924)	(90,175,836)	1,200,371,197	701,683,756

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2016:

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
BuyBack AchieversTM Portfolio	$800,254	$12,142,749	$2,107,645	$56,085,445	$4,174,890	$75,310,983	$2,915,680
Dividend AchieversTM Portfolio	1,025,344	14,632,363	2,339,194	—	—	17,996,901	—
Financial Preferred Portfolio	9,034,558	7,354,935	—	—	—	16,389,493	3,548,179
High Yield Equity Dividend AchieversTM Portfolio	81,487,358	44,815,128	2,187,574	1,777,356	355,767	130,623,183	884,585
International Dividend AchieversTM Portfolio	59,472,841	145,514,837	11,745,409	83,219,280	10,564,557	310,516,924	1,975,339

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

44

Note 8. Investment Transactions

For the fiscal year ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BuyBack AchieversTM Portfolio	$1,242,783,438	$1,246,226,878
Dividend AchieversTM Portfolio	20,938,308	21,382,288
Financial Preferred Portfolio	220,997,628	202,322,261
High Yield Equity Dividend AchieversTM Portfolio	337,917,071	332,862,982
International Dividend AchieversTM Portfolio	646,273,970	641,710,718

For the fiscal year ended April 30, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack AchieversTM Portfolio	$552,716,989	$1,679,750,117
Dividend AchieversTM Portfolio	13,700,251	70,300,069
Financial Preferred Portfolio	373,742,262	258,312,094
High Yield Equity Dividend AchieversTM Portfolio	497,777,185	365,946,837
International Dividend AchieversTM Portfolio	12,036,598	554,815,329

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BuyBack AchieversTM Portfolio	$138,753,473	$(77,175,964)	$61,577,509	$1,648,894,303
Dividend AchieversTM Portfolio	56,346,979	(6,810,478)	49,536,501	237,467,599
Financial Preferred Portfolio	96,265,593	(4,383,384)	91,882,209	1,559,331,066
High Yield Equity Dividend AchieversTM Portfolio	57,987,768	(3,996,600)	53,991,168	790,517,031
International Dividend AchieversTM Portfolio	29,063,900	(136,102,264)	(107,038,364)	922,739,897

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2016, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack AchieversTM Portfolio	$(98,613)	$(168,900,638)	$168,999,251
Dividend AchieversTM Portfolio	123,694	(15,933,036)	15,809,342
Financial Preferred Portfolio	183,847	(23,571,940)	23,388,093
High Yield Equity Dividend AchieversTM Portfolio	—	(60,659,132)	60,659,132
International Dividend AchieversTM Portfolio	2,999,517	13,735,262	(16,734,779)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or

45

with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Financial Preferred Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2016

47

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

In addition to the fees and expenses which the PowerShares BuyBack Achievers™ Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period(1)
PowerShares BuyBack AchieversTM Portfolio (PKW)
Actual	$1,000.00	$973.14	0.63%	$3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares Dividend AchieversTM Portfolio (PFM)
Actual	1,000.00	1,055.33	0.55	2.81
Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.55	2.77
PowerShares Financial Preferred Portfolio (PGF)
Actual	1,000.00	1,044.34	0.63	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)
Actual	1,000.00	1,111.21	0.54	2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.54	2.72
PowerShares International Dividend AchieversTM Portfolio (PID)
Actual	1,000.00	957.44	0.65	3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.65	3.27

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

48

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares BuyBack AchieversTM Portfolio	100%	100%
PowerShares Dividend AchieversTM Portfolio	100%	100%
PowerShares Financial Preferred Portfolio	100%	68%
PowerShares High Yield Equity Dividend AchieversTM Portfolio	100%	100%
PowerShares International Dividend AchieversTM Portfolio	67%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares International Dividend AchieversTM Portfolio	$26,399,030	$1,981,013

49

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	124	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	124	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; and Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	124	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	124	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	124	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

51

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	124	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

53

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President, Principal Executive Officer and Treasurer, The Invesco Funds (2016-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, Treasurer and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

54

Board Considerations Regarding Continuation of Investment

Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index , as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for

55

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth, Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps below, were 0.01%, -0.05% and -0.39% and, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio.).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2017, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

56

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X

57

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X

58

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio	X	X	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X	X	X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio		X	X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

59

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

60

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2016 Invesco PowerShares Capital Management LLC		P-PS-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2016

2016 Annual Report to Shareholders

PBE	PowerShares Dynamic Biotechnology & Genome Portfolio

PKB	PowerShares Dynamic Building & Construction Portfolio

PXE	PowerShares Dynamic Energy Exploration & Production Portfolio

PBJ	PowerShares Dynamic Food & Beverage Portfolio

PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio

PBS	PowerShares Dynamic Media Portfolio

PXQ	PowerShares Dynamic Networking Portfolio

PXJ	PowerShares Dynamic Oil & Gas Services Portfolio

PJP	PowerShares Dynamic Pharmaceuticals Portfolio

PMR	PowerShares Dynamic Retail Portfolio

PSI	PowerShares Dynamic Semiconductors Portfolio

PSJ	PowerShares Dynamic Software Portfolio

2

The Market Environment

US Equity

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the “Fed”) might raise interest rates—and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

3

PBE	Manager’s Analysis
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

As an index fund, the PowerShares Dynamic Biotechnology & Genome Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 biotechnology and genome stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Biotechnology & Genome Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (24.88)%. On a net asset value (“NAV”) basis, the Fund returned (24.92)%. During the same time period, the Index returned (25.32)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated through the Fund’s securities lending program offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Biotech Index (the “Benchmark Index”) returned (7.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 19 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the biotechnology sub-industry. It is important to note, however, that the Index includes stocks from its Biotechnology & Genome Group Universe of which approximately 90% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 10% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. Therefore, although the Benchmark Index is relevant as a comparison, the pure biotechnology exposure represented by the Benchmark Index may produce potentially significant differences in performance when compared to the Fund. Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the biotechnology sub-industry.

For the fiscal year ended April 30, 2016, there were no contributing sub-industries. The biotechnology sub-industry detracted most significantly from the Fund’s return, followed by the health care equipment and pharmaceuticals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Neurocrine Biosciences, Inc., a biotechnology company (portfolio average weight of 2.22%), and Innoviva, Inc., a pharmaceuticals company (portfolio average weight of 2.11%). Positions that detracted most significantly from the Fund’s return included BioCryst Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end), and MannKind Corp., a biotechnology company (no longer held at fiscal year-end).

4

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Biotechnology	95.1
Pharmaceuticals	4.9
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Amgen, Inc.	5.0
BioMarin Pharmaceutical, Inc.	5.0
Biogen, Inc.	4.9
Gilead Sciences, Inc.	4.7
Alexion Pharmaceuticals, Inc.	4.7
Incyte Corp.	4.6
Vertex Pharmaceuticals, Inc.	4.6
Regeneron Pharmaceuticals, Inc.	4.5
Medivation, Inc.	4.2
Lexicon Pharmaceuticals, Inc.	3.9
Total	46.1

*	Excluding money market fund holdings.

5

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Biotechnology & Genome IntellidexSM Index	(25.32)%	12.34%	41.78%	11.92%	75.63%	9.28%	142.89%	10.12%	184.75%
S&P Composite 1500 Biotech Index	(7.90)	17.96	64.15	27.15	232.35	15.33	316.41	15.72	387.90
Fund
NAV Return	(24.92)	12.30	41.62	11.58	72.96	8.84	133.23	9.71	173.35
Market Price Return	(24.88)	12.29	41.57	11.54	72.66	8.82	132.96	9.70	173.17

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PKB	Manager’s Analysis
PowerShares Dynamic Building & Construction Portfolio (PKB)

As an index fund, the PowerShares Dynamic Building & Construction Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 building and construction stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked companies based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Building & Construction Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 9.26%. On a net asset value (“NAV”) basis, the Fund returned 9.21%. During the same time period, the Index returned 9.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Construction & Engineering Index (the “Benchmark Index”) returned 1.01%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another building & construction industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the building products sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation among the building products and construction materials sub-industries, as well as stock selection within the construction & engineering sub-industry.

For the fiscal year ended April 30, 2016, the construction materials sub-industry contributed most significantly to the Fund’s return, followed by the building products and construction & engineering sub-industries, respectively. The industrial machinery sub-industry detracted most significantly from the Fund’s return, followed by the forest products and construction machinery & heavy trucks sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Vulcan Materials Co., a construction materials company (portfolio average weight of 5.04%), and The Home Depot, Inc., a home improvement retail company (portfolio average weight of 5.05%). Positions that detracted most significantly from the Fund’s return included Boise Cascade Co., a forest products company (portfolio average weight of 2.50%), and Ingersoll-Rand PLC, an industrial machinery company (no longer held at fiscal year-end).

7

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Construction & Engineering	24.9
Building Products	23.6
Construction Materials	18.5
Home Improvement Retail	9.6
Homebuilding	9.5
Forest Products	3.0
Heavy Electrical Equipment	3.0
Multi-Utilities	2.7
Distributors	2.6
Environmental & Facilities Services	2.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Martin Marietta Materials, Inc.	5.3
Fluor Corp.	5.2
D.R. Horton, Inc.	4.9
Lowe’s Cos., Inc.	4.9
Vulcan Materials Co.	4.9
A.O. Smith Corp.	4.8
Home Depot, Inc. (The)	4.7
NVR, Inc.	4.6
Builders FirstSource, Inc.	3.4
MasTec, Inc.	3.4
Total	46.1

*	Excluding money market fund holdings.

8

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	9.98%	9.30%	30.57%	13.29%	86.60%	4.89%	61.22%	6.45%	92.88%
S&P Composite 1500 Construction & Engineering Index	1.01	1.44	4.38	0.55	2.81	3.02	34.71	6.06	85.66
Fund
NAV Return	9.21	8.55	27.90	12.39	79.35	4.03	48.43	5.56	76.63
Market Price Return	9.26	8.58	28.03	12.43	79.61	4.03	48.52	5.56	76.51

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PXE	Manager’s Analysis
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

As an index fund, the PowerShares Dynamic Energy Exploration & Production Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 energy exploration and production stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Energy Exploration & Production Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks which receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (26.91)%. On a net asset value (“NAV”) basis, the Fund returned (26.93)%. During the same time period, the Index returned (26.99)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated through the Fund’s securities lending program offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned (29.54)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 35 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar energy exploration & production sub-industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and its shared exposure to the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the

Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the integrated oil & gas sub-industry.

For the fiscal year ended April 30, 2016, the integrated oil & gas sub-industry was the only contributing sub-industry. The oil & gas refining & marketing sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas exploration & production sub-industry.

Positions that contributed most significantly to the Fund’s return included Whiting Petroleum Corp., an oil & gas exploration & production company (portfolio average weight of 1.07%), and SM Energy Co., an oil & gas exploration & production company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return included Devon Energy Corp., an oil & gas exploration & production company (no longer held at fiscal year-end), and EP Energy Corp. Class A, an oil & gas exploration & production company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Oil & Gas Exploration & Production	64.8
Oil & Gas Refining & Marketing	31.1
Integrated Oil & Gas	4.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
SM Energy Co.	7.1
Whiting Petroleum Corp.	6.2
ConocoPhillips	5.2
Hess Corp.	5.1
Pioneer Natural Resources Co.	5.0
WPX Energy, Inc.	4.6
EOG Resources, Inc.	4.5
Southwestern Energy Co.	4.2
Marathon Petroleum Corp.	4.2
Occidental Petroleum Corp.	4.0
Total	50.1

*	Excluding money market fund holdings.

10

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	(26.99)%	(7.05)%	(19.70)%	(1.49)%	(7.21)%	3.79%	45.03%	5.13%	69.27%
S&P Composite 1500 Oil & Gas Exploration & Production Index	(29.54)	(7.24)	(20.18)	(6.72)	(29.38)	1.83	19.84	2.75	33.02
Fund
NAV Return	(26.93)	(7.44)	(20.71)	(2.05)	(9.84)	3.19	36.87	4.52	59.22
Market Price Return	(26.91)	(7.40)	(20.60)	(2.04)	(9.78)	3.17	36.65	4.51	59.03

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PBJ	Manager’s Analysis
PowerShares Dynamic Food & Beverage Portfolio (PBJ)

As an index fund, the PowerShares Dynamic Food & Beverage Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 food and beverage stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Food & Beverage Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 4.10%. On a net asset value (“NAV”) basis, the Fund returned 4.06%. During the same time period, the Index returned 4.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Food Beverage & Tobacco Index (the “Benchmark Index”) returned 17.54%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar food & beverage benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food retail sub-industry and most underweight in the tobacco sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the food retail sub-industry.

For the fiscal year ended April 30, 2016, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the restaurants and soft drinks sub-industries, respectively. The food retail sub-industry detracted most significantly from the Fund’s return, followed by the agricultural products sub-industry.

Positions that contributed most significantly to the Fund’s return included Tyson Foods, Inc. Class A, a consumer staples company (portfolio average weight of 2.28%), and Ingredion, Inc., a consumer staples company (portfolio average weight of 2.77%). Positions that detracted most significantly from the Fund’s return included SUPERVALU, Inc., a consumer staples company (portfolio average weight of 2.47%), and Bunge Limited, a consumer staples company (no longer held at fiscal year-end).

12

PowerShares Dynamic Food & Beverage Portfolio (PBJ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Packaged Foods & Meats	46.6
Restaurants	15.7
Food Retail	10.0
Agricultural Products	8.9
Soft Drinks	8.3
Distillers & Vintners	5.3
Food Distributors	5.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Constellation Brands, Inc., Class A	5.4
McDonald’s Corp.	5.3
Sysco Corp.	5.2
Mondelez International, Inc., Class A	5.1
Tyson Foods, Inc., Class A	4.9
Starbucks Corp.	4.7
Hormel Foods Corp.	4.4
Kroger Co. (The)	4.4
Sonic Corp.	3.3
National Beverage Corp.	3.3
Total	46.0

*	Excluding money market fund holdings.

13

PowerShares Dynamic Food & Beverage Portfolio (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	4.71%	13.06%	44.54%	12.44%	79.75%	10.19%	163.77%	9.69%	172.72%
S&P Composite 1500 Food Beverage & Tobacco Index	17.54	13.58	46.51	15.17	102.59	13.71	261.56	13.30	287.78
Fund
NAV Return	4.06	12.32	41.71	11.70	73.86	9.46	146.83	8.96	153.71
Market Price Return	4.10	12.32	41.72	11.63	73.36	9.45	146.77	8.95	153.63

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

PEJ	Manager’s Analysis
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

As an index fund, the PowerShares Dynamic Leisure and Entertainment Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries.

NYSE Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 leisure and entertainment stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Leisure and Entertainment Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (1.73)%. On a net asset value (“NAV”) basis, the Fund returned (1.73)%. During the same time period, the Index returned (1.03)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Hotels, Restaurants & Leisure Index (the “Benchmark Index”) returned 9.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compares to another leisure and entertainment industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the leisure and entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to and stock selection within the restaurants sub-industry.

For the fiscal year ended April 30, 2016, the airlines sub-industry contributed most significantly to the Fund’s return, followed by the restaurants and leisure facilities sub-industries, respectively. The hotels, resorts & cruise lines sub-industry detracted most significantly from the Fund’s return, followed by the cable & satellite and movies & entertainment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Hawaiian Holdings, Inc., an airlines company (portfolio average weight of 3.02%), and Virgin America, Inc., an airlines company (portfolio average weight of 1.95%). Positions that detracted most significantly from the Fund’s return included Diamond Resorts International, Inc., a hotels resorts & cruise lines company (no longer held at fiscal year-end), and American Airlines Group, Inc., an airlines company (portfolio average weight of 5.06%).

15

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Restaurants	37.1
Airlines	35.9
Leisure Facilities	8.5
Casinos & Gaming	5.4
Internet Retail	5.2
Hotels, Resorts & Cruise Lines	5.0
Cable & Satellite	3.0
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
McDonald’s Corp.	5.3
Priceline Group, Inc. (The)	5.2
Southwest Airlines Co.	5.2
Carnival Corp.	4.9
Virgin America, Inc.	4.8
Starbucks Corp.	4.7
Delta Air Lines, Inc.	4.2
American Airlines Group, Inc.	4.1
United Continental Holdings, Inc.	3.9
SkyWest, Inc.	3.5
Total	45.8

*	Excluding money market fund holdings.

16

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	(1.03)%	10.79%	35.99%	14.57%	97.41%	9.80%	154.66%	10.06%	182.88%
S&P Composite 1500 Hotels, Restaurants & Leisure Index	9.33	12.90	43.91	14.22	94.43	11.16	187.95	11.53	226.88
Fund
NAV Return	(1.73)	9.98	33.01	13.70	89.98	9.14	139.78	9.39	164.74
Market Price Return	(1.73)	9.99	33.08	13.69	89.92	9.13	139.63	9.39	164.75

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PBS	Manager’s Analysis
PowerShares Dynamic Media Portfolio (PBS)

As an index fund, the PowerShares Dynamic Media Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 media stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. The Index Provider ranks the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Media Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (5.18)%. On a net asset value (“NAV”) basis, the Fund returned (5.18)%. During the same time period, the Index returned (4.51)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Media Index (the “Benchmark Index”) returned (0.89)%. The S&P Composite 1500 Media Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a media industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a general representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to and stock selection within the cable & satellite sub-industry.

For the fiscal year ended April 30, 2016, the internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the publishing and specialized REITs sub-industries, respectively. The broadcasting sub-industry detracted most significantly from the Fund’s return, followed by the movies & entertainment and internet retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Facebook, Inc., Class A, an information technology company (portfolio average weight of 3.88%), and Cablevision Systems Corporation, Class A, a consumer discretionary company (portfolio average weight of 3.04%). Positions that detracted most significantly from the Fund’s return included Viacom Inc., Class B, a consumer discretionary company (portfolio average weight of 2.14%), and Clear Channel Outdoor Holdings, Inc., Class A, a consumer discretionary company (no longer held at fiscal year-end).

18

PowerShares Dynamic Media Portfolio (PBS) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Movies & Entertainment	22.0
Broadcasting	18.7
Internet Software & Services	15.3
Cable & Satellite	12.7
Advertising	9.9
Publishing	8.4
Research & Consulting Services	2.9
Diversified Support Services	2.7
IT Consulting & Other Services	2.6
Catalog Retail	2.5
Data Processing & Outsourced Services	2.4
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
CBS Corp., Class B	5.3
Time Warner, Inc.	5.1
Twenty-First Century Fox, Inc., Class A	5.1
Facebook, Inc., Class A	5.0
Walt Disney Co. (The)	4.9
Sirius XM Holdings, Inc.	4.9
Omnicom Group, Inc.	4.9
Alphabet, Inc., Class A	4.5
DreamWorks Animation SKG, Inc., Class A	4.0
Bankrate, Inc.	3.1
Total	46.8

*	Excluding money market fund holdings.

19

PowerShares Dynamic Media Portfolio (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	(4.51)%	9.16%	30.08%	11.53%	72.58%	7.04%	97.52%	6.24%	92.80%
S&P Composite 1500 Media Index	(0.89)	13.41	45.86	16.88	118.12	10.77	178.15	9.92	179.03
Fund
NAV Return	(5.18)	8.41	27.40	10.74	66.52	6.44	86.59	5.60	80.72
Market Price Return	(5.18)	8.41	27.41	10.73	66.46	6.43	86.51	5.60	80.65

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

20

PXQ	Manager’s Analysis
PowerShares Dynamic Networking Portfolio (PXQ)

As an index fund, the PowerShares Dynamic Networking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 common stocks of networking companies in the Index principally on the basis of their capital appreciation potential that the Index Provider identifies pursuant to a proprietary selection methodology. The Index Provider includes networking stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Networking Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (8.16)%. On a net asset value (“NAV”) basis, the Fund returned (8.19)%. During the same time period, the Index returned (7.85)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period; however, that underperformance due to fees and expenses was partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P Composite 1500 Communications Equipment Index (the “Benchmark Index”) returned (8.18)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar networking industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its exposure to the communications equipment sub-industry. These reasons make its performance relevant when comparing to the Fund’s performance. The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2016. The Fund’s NAV basis return for the period was in line with that of the Benchmark Index; however, differences resulted primarily due to the Fund’s allocation to the systems software sub-industry as well as fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated through the Fund’s securities lending program.

For the fiscal year ended April 30, 2016, the application software sub-industry contributed most significantly to the Fund’s return, followed by the electronic components and semiconductors sub-industries, respectively. The systems software sub-industry detracted most significantly from the Fund’s return, followed by the electronic equipment & instruments and technology hardware storage & peripherals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Motorola Solutions, Inc., a communications equipment company (portfolio average weight of 4.69%), and Citrix Systems, Inc., an application software company (portfolio average weight of 4.74%). Positions that detracted most significantly from the Fund’s return included CyberArk Software Ltd., a systems software company (no longer held at fiscal year-end), and Qualys, Inc., a systems software company (no longer held at fiscal year-end).

21

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Communications Equipment	64.7
Systems Software	18.4
Application Software	5.4
Electronic Components	5.0
Electronic Equipment & Instruments	3.9
Electronic Manufacturing Services	2.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Citrix Systems, Inc.	5.4
Amphenol Corp., Class A	5.0
Cisco Systems, Inc.	4.9
Palo Alto Networks, Inc.	4.8
CA, Inc.	4.8
Motorola Solutions, Inc.	4.8
Check Point Software Technologies Ltd.	4.7
Juniper Networks, Inc.	4.5
Fitbit, Inc., Class A	3.9
Ruckus Wireless, Inc.	3.7
Total	46.5

*	Excluding money market fund holdings.

22

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	(7.85)%	11.31%	37.93%	3.74%	20.18%	7.70%	109.97%	8.57%	144.20%
S&P Composite 1500 Communications Equipment Index	(8.18)	6.47	20.69	5.16	28.62	1.78	19.24	3.59	46.67
Fund
NAV Return	(8.19)	10.67	35.56	3.07	16.33	6.97	96.25	7.89	128.00
Market Price Return	(8.16)	10.72	35.72	3.07	16.33	6.99	96.59	7.89	128.00

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.85% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PXJ	Manager’s Analysis
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

As an index fund, the PowerShares Dynamic Oil & Gas Services Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. These companies are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 common stocks of oil and gas services companies in the Index principally on the basis of their capital appreciation potential that the Index Provider identifies pursuant to a proprietary selection methodology. The Index Provider includes stocks of companies that provide support for oil and gas operations from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Oil Services Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (29.15)%. On a net asset value (“NAV”) basis, the Fund returned (29.06)%. During the same time period, the Index returned (28.64)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Energy Equipment & Services Index (the “Benchmark Index”) returned (19.81)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar oil & gas services industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the oil & gas equipment & services sub-industry.

For the fiscal year ended April 30, 2016, there were no contributing sub-industries. The oil & gas equipment & services sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas drilling and oil & gas storage & transportation sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Cameron International Corporation, an oil & gas equipment & services company (no longer held at fiscal year-end), and RPC, Inc., an oil & gas equipment & services company (portfolio average weight of 2.16%). Positions that detracted most significantly from the Fund’s return included Atwood Oceanics, Inc., an oil & gas drilling company (no longer held at fiscal year-end), and Weatherford International PLC, an oil & gas equipment & services company (portfolio average weight of 4.34%).

24

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Oil & Gas Equipment & Services	55.2
Oil & Gas Drilling	32.9
Oil & Gas Storage & Transportation	11.9
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Seadrill Ltd.	5.3
Core Laboratories NV	4.9
Weatherford International PLC	4.9
Halliburton Co.	4.9
National Oilwell Varco, Inc.	4.8
Helmerich & Payne, Inc.	4.8
FMC Technologies, Inc.	4.8
Schlumberger Ltd.	4.3
Baker Hughes, Inc.	4.2
Forum Energy Technologies, Inc.	3.2
Total	46.1

*	Excluding money market fund holdings.

25

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	(28.64)%	(14.82)%	(38.20)%	(11.76)%	(46.51)%	(3.71)%	(31.50)%	(1.04)%	(10.39)%
S&P Composite 1500 Energy Equipment & Services Index	(19.81)	(5.20)	(14.79)	(6.00)	(26.62)	(0.07)	(0.66)	3.04	37.02
Fund
NAV Return	(29.06)	(15.39)	(39.42)	(12.35)	(48.28)	(4.29)	(35.48)	(1.64)	(15.92)
Market Price Return	(29.15)	(15.41)	(39.47)	(12.37)	(48.32)	(4.31)	(35.65)	(1.64)	(15.98)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

26

PJP	Manager’s Analysis
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

As an index fund, the PowerShares Dynamic Pharmaceuticals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types, including companies that facilitate the testing or regulatory approval of drugs.

NYSE Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 pharmaceuticals stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Pharmaceutical Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (11.83)%. On a net asset value (“NAV”) basis, the Fund returned (11.86)%. During the same time period, the Index returned (11.39)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Pharmaceuticals Index (the “Benchmark Index”) returned (1.39)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar pharmaceuticals sub-industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a general representation of the pharmaceuticals sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2016, the health care equipment sub-industry was the only contributing sub-industry. The pharmaceuticals sub-industry detracted most significantly from the Fund’s return, followed by the biotechnology sub-industry.

Positions that contributed most significantly to the Fund’s return included Ligand Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 4.26%), and Prestige Brands Holdings, Inc., a pharmaceuticals company (portfolio average weight of 4.05%). Positions that detracted most significantly from the Fund’s return included Lannett Co., Inc., a pharmaceuticals company (portfolio average weight of 3.60%), and Perrigo Co. PLC, a pharmaceuticals company (portfolio average weight of 3.85%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Pharmaceuticals	59.9
Biotechnology	31.9
Health Care Equipment	8.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Bristol-Myers Squibb Co.	5.7
Merck & Co., Inc.	5.3
Pfizer, Inc.	5.3
Amgen, Inc.	5.3
Johnson & Johnson	5.2
Eli Lilly & Co.	5.0
Gilead Sciences, Inc.	4.9
Ligand Pharmaceuticals, Inc.	4.9
Heron Therapeutics, Inc.	4.5
Prestige Brands Holdings, Inc.	4.4
Total	50.5

*	Excluding money market fund holdings.

27

PowerShares Dynamic Pharmaceuticals Portfolio (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	(11.39)%	19.25%	69.58%	22.33%	173.90%	16.61%	365.05%	16.42%	420.81%
S&P Composite 1500 Pharmaceuticals Index	(1.39)	13.00	44.30	16.17	111.54	10.45	170.07	9.26	161.37
Fund
NAV Return	(11.86)	18.58	66.74	21.59	165.72	15.87	336.08	15.71	387.29
Market Price Return	(11.83)	18.57	66.68	21.56	165.40	15.85	335.64	15.71	387.41

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

28

PMR	Manager’s Analysis
PowerShares Dynamic Retail Portfolio (PMR)

As an index fund, the PowerShares Dynamic Retail Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 retail stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Retail Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (6.42)%. On a net asset value (“NAV”) basis, the Fund returned (6.40)%. During the same time period, the Index returned (5.83)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Retailing Index (the “Benchmark Index”) returned 13.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a retail industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the retail industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food retail sub-industry and most underweight in the internet retail sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the internet retail sub-industry.

For the fiscal year ended April 30, 2016, the internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the automotive retail and general merchandise stores sub-industries, respectively. The computer & electronics retail sub-industry detracted most significantly from the Fund’s return, followed by the food retail and forest products sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Stamps.com, Inc., an internet software & services company (portfolio average weight of 2.84%), and The Home Depot, Inc. , a home improvement retail company (portfolio average weight of 4.63%). Positions that detracted most significantly from the Fund’s return included SUPERVALU, Inc., a food retail company (portfolio average weight of 2.51%), and Rent-A-Center, Inc., a computer & electronics retail company (no longer held at fiscal year-end).

29

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Apparel Retail	28.1
Food Retail	12.8
Drug Retail	12.7
Automotive Retail	9.7
Specialty Stores	8.4
Trucking	5.4
Home Improvement Retail	5.2
General Merchandise Stores	3.5
Forest Products	3.3
Homefurnishing Retail	3.1
Hypermarkets & Super Centers	3.0
Distributors	2.9
Internet Software & Services	1.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Home Depot, Inc. (The)	5.2
CVS Health Corp.	5.1
Ross Stores, Inc.	5.0
O’Reilly Automotive, Inc.	4.9
Walgreens Boots Alliance, Inc.	4.9
AutoZone, Inc.	4.8
L Brands, Inc.	4.6
Kroger Co. (The)	4.4
Ollie’s Bargain Outlet Holdings, Inc.	3.5
Ulta Salon, Cosmetics & Fragrance, Inc.	3.4
Total	45.8

*	Excluding money market fund holdings.

30

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Retail IntellidexSM Index	(5.83)%	8.72%	28.50%	12.47%	79.93%	8.64%	128.98%	10.20%	177.66%
S&P Composite 1500 Retailing Index	13.35	19.26	69.61	19.17	140.33	11.58	199.26	12.23	236.22
Fund
NAV Return	(6.40)	7.92	25.70	11.63	73.35	7.91	114.16	9.48	159.10
Market Price Return	(6.42)	7.93	25.74	11.61	73.19	7.92	114.28	9.47	158.92

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.91% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

31

PSI	Manager’s Analysis
PowerShares Dynamic Semiconductors Portfolio (PSI)

As an index fund, the PowerShares Dynamic Semiconductors Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are engaged principally in the manufacture of semiconductors.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 semiconductor stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked companies based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Semiconductor Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (6.80)%. On a net asset value (“NAV”) basis, the Fund returned (6.69)%. During the same time period, the Index returned (6.01)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Semiconductor Index (the “Benchmark Index”) returned (1.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar semiconductors sub-industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a general representation of the semiconductors sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the

Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the semiconductors sub-industry.

For the fiscal year ended April 30, 2016, the semiconductor equipment sub-industry contributed most significantly to the Fund’s return, followed by the communications equipment sub-industry (no longer held at fiscal year-end). The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the electronic components sub-industry (no longer held at fiscal year-end).

Positions that contributed most significantly to the Fund’s return included NVIDIA Corp., a semiconductors company (portfolio average weight of 3.93%), and Cirrus Logic, Inc., a semiconductors company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Micron Technology, Inc., a semiconductors company (no longer held at fiscal year-end), and Skyworks Solutions, Inc., a semiconductors company (portfolio average weight of 4.41%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Semiconductors	67.7
Semiconductor Equipment	32.3
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
NVIDIA Corp.	5.4
Broadcom Ltd.	5.2
Applied Materials, Inc.	5.2
Texas Instruments, Inc.	5.1
Analog Devices, Inc.	5.1
Skyworks Solutions, Inc.	4.9
Intel Corp.	4.9
QUALCOMM, Inc.	4.7
Inphi Corp.	3.1
Silicon Laboratories, Inc.	3.0
Total	46.6

*	Excluding money market fund holdings.

32

PowerShares Dynamic Semiconductors Portfolio (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	(6.01)%	19.22%	69.47%	7.77%	45.39%	3.23%	37.42%	5.92%	86.71%
S&P Composite 1500 Semiconductor Index	(1.85)	15.57	54.36	8.46	50.10	5.58	72.18	5.39	76.77
Fund
NAV Return	(6.69)	18.24	65.31	6.93	39.83	2.46	27.53	5.15	72.37
Market Price Return	(6.80)	18.29	65.50	6.91	39.64	2.45	27.42	5.13	72.12

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

33

PSJ	Manager’s Analysis
PowerShares Dynamic Software Portfolio (PSJ)

As an index fund, the PowerShares Dynamic Software Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These companies are engaged principally in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services.

NYSE Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes 30 software stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Group IntellidexSM model. The Index Provider splits stocks in the Software Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (0.50)%. On a net asset value (“NAV”) basis, the Fund returned (0.50)%. During the same time period, the Index returned 0.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Software & Services Index (the “Benchmark Index”) returned 11.15%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar software industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and underweight in the internet software & services sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to and stock selection within the internet software & services sub-industry.

For the fiscal year ended April 30, 2016, the application software sub-industry contributed most significantly to the Fund’s return, followed by the data processing & outsourced services and home entertainment software sub-industries, respectively. The systems software sub-industry detracted most significantly from the Fund’s return, followed by the health care technology and internet software & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Ellie Mae, Inc., an application software company (portfolio average weight of 2.86%), and Ebix, Inc., an application software company (portfolio average weight of 1.22%). Positions that detracted most significantly from the Fund’s return included VASCO Data Security International, Inc., a systems software company (no longer held at fiscal year-end), and Tyler Technologies, Inc., an application software company (no longer held at fiscal year-end).

34

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Application Software	54.7
Data Processing & Outsourced Services	13.9
Home Entertainment Software	12.0
Health Care Technology	7.5
IT Consulting & Other Services	4.6
Systems Software	4.6
Internet Software & Services	2.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Citrix Systems, Inc.	5.4
Adobe Systems, Inc.	5.1
salesforce.com, inc.	5.1
Activision Blizzard, Inc.	5.1
Intuit, Inc.	4.9
Amdocs Ltd.	4.6
Microsoft Corp.	4.6
Electronic Arts, Inc.	4.5
Ebix, Inc.	3.6
Paylocity Holding Corp.	3.2
Total	46.1

*	Excluding money market fund holdings.

35

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	0.24%	12.73%	43.27%	9.76%	59.33%	9.34%	144.30%	10.73%	202.28%
S&P Composite 1500 Software & Services Index	11.15	15.58	54.41	14.39	95.89	10.20	164.02	10.00	181.26
Fund
NAV Return	(0.50)	11.94	40.25	9.02	53.99	8.66	129.39	10.04	182.38
Market Price Return	(0.50)	12.00	40.47	9.02	53.97	8.65	129.20	10.03	182.26

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

36

Schedule of Investments(a)

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—95.1%
931,454	Achillion Pharmaceuticals, Inc.(b)	$7,963,932
207,385	Acorda Therapeutics, Inc.(b)	5,360,902
89,549	Alexion Pharmaceuticals, Inc.(b)	12,472,385
118,038	Alnylam Pharmaceuticals, Inc.(b)	7,913,268
85,036	Amgen, Inc.	13,461,199
1,098,906	Amicus Therapeutics, Inc.(b)(c)	8,208,828
47,455	Biogen, Inc.(b)	13,049,650
156,618	BioMarin Pharmaceutical, Inc.(b)	13,262,412
190,489	Emergent BioSolutions, Inc.(b)	7,337,636
1,778,230	Exelixis, Inc.(b)(c)	8,197,640
142,467	Gilead Sciences, Inc.	12,567,014
829,841	Halozyme Therapeutics, Inc.(b)	8,754,823
949,541	ImmunoGen, Inc.(b)(c)	6,504,356
168,836	Incyte Corp.(b)	12,201,778
565,801	Insmed, Inc.(b)	6,874,482
380,556	Insys Therapeutics, Inc.(b)(c)	5,514,256
204,364	Ionis Pharmaceuticals, Inc.(b)	8,372,793
754,817	Lexicon Pharmaceuticals, Inc.(b)(c)	10,424,023
192,471	Medivation, Inc.(b)	11,124,824
193,014	Myriad Genetics, Inc.(b)	6,948,504
180,069	Neurocrine Biosciences, Inc.(b)	8,207,545
735,359	OPKO Health, Inc.(b)(c)	7,905,109
31,837	Regeneron Pharmaceuticals, Inc.(b)	11,993,316
262,810	Repligen Corp.(b)	7,001,258
220,774	Seattle Genetics, Inc.(b)	7,833,062
55,301	United Therapeutics Corp.(b)	5,817,665
144,269	Vertex Pharmaceuticals, Inc.(b)	12,167,647
873,239	ZIOPHARM Oncology, Inc.(b)(c)	6,863,659

		254,303,966

	Pharmaceuticals—4.9%
304,514	Dyax Corp.(b)	338,011
589,173	Innoviva, Inc.(c)	7,270,395
518,258	Sucampo Pharmaceuticals, Inc., Class A(b)	5,586,821

		13,195,227

	Total Common Stocks (Cost $288,172,889)	267,499,193

	Money Market Fund—0.0%
86,499	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $86,499)	86,499

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $288,259,388)—100.0%	267,585,692

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—13.1%
35,158,423	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $35,158,423)	$35,158,423

	Total Investments (Cost $323,417,811)—113.1%	302,744,115
	Other assets less liabilities—(13.1)%	(35,159,983)

	Net Assets—100.0%	$267,584,132

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares Dynamic Building & Construction Portfolio (PKB)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Building Products—23.6%
37,232	A.O. Smith Corp.	$2,875,055
21,665	American Woodmark Corp.(b)	1,578,078
37,129	Apogee Enterprises, Inc.	1,538,626
185,220	Builders FirstSource, Inc.(b)	2,054,090
58,647	Gibraltar Industries, Inc.(b)	1,551,213
34,005	Owens Corning	1,566,610
42,885	Simpson Manufacturing Co., Inc.	1,612,476
18,924	Universal Forest Products, Inc.	1,450,525

		14,226,673

	Construction & Engineering—24.9%
52,427	AECOM(b)	1,703,353
79,827	Aegion Corp.(b)	1,694,727
51,055	Comfort Systems USA, Inc.	1,505,612
32,401	EMCOR Group, Inc.	1,570,801
57,308	Fluor Corp.	3,132,455
103,336	KBR, Inc.	1,607,908
90,156	MasTec, Inc.(b)	2,042,935
72,402	Quanta Services, Inc.(b)	1,717,376

		14,975,167

	Construction Materials—18.5%
83,997	Headwaters, Inc.(b)	1,680,780
18,865	Martin Marietta Materials, Inc.	3,192,524
81,156	Summit Materials, Inc., Class A(b)	1,696,160
26,977	US Concrete, Inc.(b)	1,666,100
27,171	Vulcan Materials Co.	2,924,415

		11,159,979

	Distributors—2.6%
17,881	Pool Corp.	1,562,978

	Environmental & Facilities Services—2.6%
53,112	Tetra Tech, Inc.	1,561,493

	Forest Products—3.0%
85,972	Boise Cascade Co.(b)	1,794,236

	Heavy Electrical Equipment—3.0%
77,998	Babcock & Wilcox Enterprises, Inc.(b)	1,782,254

	Home Improvement Retail—9.6%
21,247	Home Depot, Inc. (The)	2,844,761
38,822	Lowe’s Cos., Inc.	2,951,248

		5,796,009

	Homebuilding—9.5%
98,734	D.R. Horton, Inc.	2,967,944
1,649	NVR, Inc.(b)	2,739,467

		5,707,411

	Multi-Utilities—2.7%
80,442	MDU Resources Group, Inc.	1,613,666

	Total Common Stocks (Cost $52,499,413)	60,179,866

Number of Shares		Value
	Money Market Fund—0.1%
76,494	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $76,494)	$76,494

	Total Investments (Cost $52,575,907)—100.1%	60,256,360
	Other assets less liabilities—(0.1)%	(55,278)

	Net Assets—100.0%	$60,201,082

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Integrated Oil & Gas—4.1%
39,369	Occidental Petroleum Corp.	$3,017,634

	Oil & Gas Exploration & Production—64.8%
62,120	Antero Resources Corp.(b)	1,757,996
122,064	Black Stone Minerals LP	2,043,351
80,541	ConocoPhillips	3,849,054
66,500	Continental Resources, Inc.(b)	2,477,790
20,646	Diamondback Energy, Inc.(b)	1,787,531
55,993	Energen Corp.	2,379,143
40,712	EOG Resources, Inc.	3,363,625
63,803	Hess Corp.	3,803,935
328,713	Kosmos Energy Ltd.(b)	2,130,060
283,352	Oasis Petroleum, Inc.(b)	2,745,681
29,794	PDC Energy, Inc.(b)	1,870,765
22,275	Pioneer Natural Resources Co.	3,699,878
170,526	SM Energy Co.	5,313,590
234,941	Southwestern Energy Co.(b)	3,155,258
386,323	Whiting Petroleum Corp.(b)	4,635,876
351,862	WPX Energy, Inc.(b)	3,398,987

		48,412,520

	Oil & Gas Refining & Marketing—31.1%
149,743	Alon USA Energy, Inc.	1,572,302
146,667	Alon USA Partners LP(c)	1,466,670
156,956	Calumet Specialty Products Partners LP	721,998
67,187	CVR Energy, Inc.	1,631,300
142,212	CVR Refining LP	1,666,725
45,573	HollyFrontier Corp.	1,622,399
80,305	Marathon Petroleum Corp.	3,138,319
63,459	Par Pacific Holdings, Inc.(b)	1,212,701
51,722	PBF Energy, Inc., Class A	1,664,414
34,742	Phillips 66	2,852,666
18,654	Tesoro Corp.	1,486,537
46,061	Valero Energy Corp.	2,711,611
56,287	Western Refining, Inc.	1,506,240

		23,253,882

	Total Common Stocks and Other Equity Interests (Cost $68,190,200)	74,684,036

	Money Market Fund—0.1%
41,644	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $41,644)	41,644

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $68,231,844)—100.1%	74,725,680

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
137,250	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $137,250)	$137,250

	Total Investments (Cost $68,369,094)—100.2%	74,862,930
	Other assets less liabilities—(0.2)%	(181,200)

	Net Assets—100.0%	$74,681,730

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Products—8.9%
229,400	Archer-Daniels-Midland Co.	$9,162,236
199,520	Fresh Del Monte Produce, Inc.	8,631,235
78,290	Ingredion, Inc.	9,010,396

		26,803,867

	Distillers & Vintners—5.3%
103,002	Constellation Brands, Inc., Class A	16,074,492

	Food Distributors—5.2%
338,222	Sysco Corp.	15,581,888

	Food Retail—10.0%
370,887	Kroger Co. (The)	13,125,691
1,618,827	SUPERVALU, Inc.(b)	8,142,700
193,992	Weis Markets, Inc.	8,830,516

		30,098,907

	Packaged Foods & Meats—46.6%
220,282	B&G Foods, Inc.	9,077,821
152,189	Cal-Maine Foods, Inc.	7,725,114
128,765	Campbell Soup Co.	7,946,088
189,658	ConAgra Foods, Inc.	8,451,160
413,728	Dean Foods Co.	7,128,533
340,504	Hormel Foods Corp.	13,126,429
62,512	JM Smucker Co. (The)	7,937,774
119,259	John B. Sanfilippo & Son, Inc.	6,598,600
78,815	Lancaster Colony Corp.	9,181,948
85,330	McCormick & Co., Inc.	8,002,247
359,584	Mondelez International, Inc., Class A	15,447,729
113,832	Post Holdings, Inc., Class A(b)	8,177,691
2,812	Seaboard Corp.(b)	8,444,436
246,778	Snyder’s-Lance, Inc.	7,889,493
224,512	Tyson Foods, Inc., Class A	14,777,380

		139,912,443

	Restaurants—15.7%
59,385	Domino’s Pizza, Inc.	7,178,459
124,991	McDonald’s Corp.	15,810,111
289,475	Sonic Corp.	9,949,256
250,797	Starbucks Corp.	14,102,315

		47,040,141

	Soft Drinks—8.3%
45,967	Coca-Cola Bottling Co. Consolidated	7,325,761
86,579	Dr Pepper Snapple Group, Inc.	7,870,897
208,976	National Beverage Corp.(b)	9,767,538

		24,964,196

	Total Common Stocks (Cost $287,507,104)	300,475,934

	Money Market Fund—0.1%
150,639	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $150,639)	150,639

	Total Investments (Cost $287,657,743)—100.1%	300,626,573
	Other assets less liabilities—(0.1)%	(171,478)

	Net Assets—100.0%	$300,455,095

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Airlines—35.9%
50,817	Alaska Air Group, Inc.	$3,579,041
23,239	Allegiant Travel Co.	3,731,486
169,965	American Airlines Group, Inc.	5,896,086
145,155	Delta Air Lines, Inc.	6,048,609
88,860	Hawaiian Holdings, Inc.(b)	3,738,340
169,916	JetBlue Airways Corp.(b)	3,362,638
214,562	SkyWest, Inc.	5,042,207
164,736	Southwest Airlines Co.	7,348,873
122,772	United Continental Holdings, Inc.(b)	5,624,185
122,544	Virgin America, Inc.(b)	6,824,476

		51,195,941

	Cable & Satellite—3.0%
158,873	Starz, Class A(b)	4,322,934

	Casinos & Gaming—5.4%
214,806	Boyd Gaming Corp.(b)	4,003,984
27,747	Churchill Downs, Inc.	3,723,092

		7,727,076

	Hotels, Resorts & Cruise Lines—5.0%
143,714	Carnival Corp.	7,049,172

	Internet Retail—5.2%
5,544	Priceline Group, Inc. (The)(b)	7,449,251

	Leisure Facilities—8.5%
66,164	Cedar Fair LP	3,842,144
73,431	Six Flags Entertainment Corp.	4,409,532
29,885	Vail Resorts, Inc.	3,874,291

		12,125,967

	Restaurants—37.1%
83,706	BJ’s Restaurants, Inc.(b)	3,733,288
59,449	Darden Restaurants, Inc.	3,700,700
103,079	Dave & Buster’s Entertainment, Inc.(b)	3,989,157
365,045	Denny’s Corp.(b)	3,610,295
28,200	Domino’s Pizza, Inc.	3,408,816
59,340	McDonald’s Corp.	7,505,917
18,393	Panera Bread Co., Class A(b)	3,945,115
225,679	Ruth’s Hospitality Group, Inc.	3,583,782
137,437	Sonic Corp.	4,723,710
119,079	Starbucks Corp.	6,695,812
89,945	Texas Roadhouse, Inc.	3,662,560
403,959	Wendy’s Co. (The)	4,386,995

		52,946,147

	Total Common Stocks and Other Equity Interests (Cost $141,640,189)	142,816,488

Number of Shares		Value
	Money Market Fund—0.0%
36,615	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $36,615)	$36,615

	Total Investments (Cost $141,676,804)—100.1%	142,853,103
	Other assets less liabilities—(0.1)%	(98,813)

	Net Assets—100.0%	$142,754,290

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Dynamic Media Portfolio (PBS)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.1%
	Advertising—9.9%
105,282	Interpublic Group of Cos., Inc. (The)	$2,415,169
151,436	National CineMedia, Inc.	2,150,391
53,122	Omnicom Group, Inc.	4,407,533

		8,973,093

	Broadcasting—18.7%
85,357	CBS Corp., Class B	4,772,310
89,666	Discovery Communications, Inc., Class A(b)	2,448,778
294,732	Entravision Communications Corp., Class A	2,343,119
51,367	Nexstar Broadcasting Group, Inc., Class A	2,636,668
37,851	Scripps Networks Interactive, Inc., Class A	2,360,010
74,365	Sinclair Broadcast Group, Inc., Class A	2,384,886

		16,945,771

	Cable & Satellite—12.7%
34,036	AMC Networks, Inc., Class A(b)	2,220,168
69,172	Cablevision Systems Corp., Class A	2,309,653
1,117,292	Sirius XM Holdings, Inc.(b)	4,413,303
94,288	Starz, Class A(b)	2,565,577

		11,508,701

	Catalog Retail—2.5%
87,503	Liberty Interactive Corp. QVC Group, Series A(b)	2,292,579

	Data Processing & Outsourced Services—2.4%
10,573	Alliance Data Systems Corp.(b)	2,149,597

	Diversified Support Services—2.7%
80,400	Viad Corp.	2,391,900

	Internet Software & Services—15.3%
5,688	Alphabet, Inc., Class A(b)	4,026,421
303,891	Bankrate, Inc.(b)	2,777,564
38,201	Facebook, Inc., Class A(b)	4,491,674
39,994	WebMD Health Corp.(b)	2,509,223

		13,804,882

	IT Consulting & Other Services—2.6%
108,220	Acxiom Corp.(b)	2,377,593

	Movies & Entertainment—22.0%
90,315	DreamWorks Animation SKG, Inc., Class A(b)	3,605,375
61,848	Time Warner, Inc.	4,647,259
152,244	Twenty-First Century Fox, Inc., Class A	4,606,903
62,071	Viacom, Inc., Class B	2,538,704
43,256	Walt Disney Co. (The)	4,466,615

		19,864,856

	Publishing—8.4%
154,452	Gannett Co., Inc.	2,602,516
52,164	Meredith Corp.	2,676,535
179,187	New York Times Co. (The), Class A	2,297,177

		7,576,228

	Research & Consulting Services—2.9%
21,506	IHS, Inc., Class A(b)	2,649,109

	Total Common Stocks (Cost $87,807,439)	90,534,309

Number of Shares		Value
	Money Market Fund—0.0%
20,520	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $20,520)	$20,520

	Total Investments (Cost $87,827,959)—100.1%	90,554,829
	Other assets less liabilities—(0.1)%	(93,855)

	Net Assets—100.0%	$90,460,974

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares Dynamic Networking Portfolio (PXQ)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Application Software—5.4%
13,352	Citrix Systems, Inc.(b)	$1,092,728

	Communications Equipment—64.7%
27,730	ADTRAN, Inc.	535,744
7,549	Arista Networks, Inc.(b)	502,914
22,013	ARRIS International PLC(b)	501,236
52,472	Brocade Communications Systems, Inc.	504,256
29,421	CalAmp Corp.(b)	440,432
25,110	Ciena Corp.(b)	422,601
36,170	Cisco Systems, Inc.	994,313
5,365	F5 Networks, Inc.(b)	561,984
36,059	Finisar Corp.(b)	593,531
38,831	Juniper Networks, Inc.	908,645
21,710	Lumentum Holdings, Inc.(b)	549,263
12,761	Motorola Solutions, Inc.	959,500
13,292	NETGEAR, Inc.(b)	563,581
106,120	Oclaro, Inc.(b)	535,906
6,473	Palo Alto Networks, Inc.(b)	976,581
13,788	Plantronics, Inc.	530,149
50,441	Polycom, Inc.(b)	602,770
53,717	Ruckus Wireless, Inc.(b)	738,072
15,789	Ubiquiti Networks, Inc.(b)	562,404
7,271	ViaSat, Inc.(b)	557,686
79,307	Viavi Solutions, Inc.(b)	516,289

		13,057,857

	Electronic Components—5.0%
18,044	Amphenol Corp., Class A	1,007,396

	Electronic Equipment & Instruments—3.9%
42,884	Fitbit, Inc., Class A(b)(c)	782,633

	Electronic Manufacturing Services—2.6%
40,643	QLogic Corp.(b)	532,017

	Systems Software—18.4%
32,514	CA, Inc.	964,365
11,553	Check Point Software Technologies Ltd. (Israel)(b)	957,397
18,536	Fortinet, Inc.(b)	602,606
19,248	Gigamon, Inc.(b)	627,292
33,486	Infoblox, Inc.(b)	560,221

		3,711,881

	Total Common Stocks (Cost $18,933,055)	20,184,512

	Money Market Fund—0.3%
52,197	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $52,197)	52,197

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $18,985,252)—100.3%	20,236,709

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.7%
752,950	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $752,950)	$752,950

	Total Investments (Cost $19,738,202)—104.0%	20,989,659
	Other assets less liabilities—(4.0)%	(800,340)

	Net Assets—100.0%	$20,189,319

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Oil & Gas Drilling—32.9%
47,846	Diamond Offshore Drilling, Inc.	$1,160,744
114,239	Ensco PLC, Class A	1,366,298
33,146	Helmerich & Payne, Inc.	2,191,613
131,610	Nabors Industries Ltd.	1,289,778
117,165	Noble Corp. PLC (United Kingdom)	1,315,763
62,712	Patterson-UTI Energy, Inc.	1,238,562
75,059	Rowan Cos. PLC, Class A	1,411,860
508,334	Seadrill Ltd. (United Kingdom)(b)	2,429,837
111,069	Transocean Ltd.(c)	1,230,645
115,614	Transocean Partners LLC	1,366,557

		15,001,657

	Oil & Gas Equipment & Services—55.2%
39,805	Baker Hughes, Inc.	1,924,970
16,770	Core Laboratories NV	2,241,478
18,193	Dril-Quip, Inc.(b)	1,179,270
71,805	FMC Technologies, Inc.(b)	2,189,335
87,500	Forum Energy Technologies, Inc.(b)	1,464,750
73,961	Frank’s International NV	1,231,451
53,684	Halliburton Co.	2,217,686
302,123	McDermott International, Inc.(b)	1,371,638
61,138	National Oilwell Varco, Inc.	2,203,414
35,257	Oceaneering International, Inc.	1,292,169
38,538	Oil States International, Inc.(b)	1,334,956
71,912	RPC, Inc.	1,087,309
24,305	Schlumberger Ltd.	1,952,664
20,595	SEACOR Holdings, Inc.(b)	1,210,368
273,931	Weatherford International PLC(b)	2,227,059

		25,128,517

	Oil & Gas Storage & Transportation—11.9%
167,087	DHT Holdings, Inc.	959,079
63,374	Navigator Holdings Ltd. (United Kingdom)(b)	965,820
168,258	Scorpio Tankers, Inc. (Monaco)	1,053,295
123,808	Teekay Corp. (Bermuda)	1,386,650
164,794	Tsakos Energy Navigation Ltd. (Greece)	1,048,090

		5,412,934

	Total Common Stocks and Other Equity Interests (Cost $51,708,766)	45,543,108

	Money Market Fund—0.1%
48,110	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $48,110)	48,110

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $51,756,876)—100.1%	45,591,218

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.2%
82,800	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $82,800)	$82,800

	Total Investments (Cost $51,839,676)—100.3%	45,674,018
	Other assets less liabilities—(0.3)%	(140,210)

	Net Assets—100.0%	$45,533,808

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	10.4%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—31.9%
387,584	Amgen, Inc.	$61,354,547
173,042	Biogen, Inc.(b)	47,584,820
442,742	Celgene Corp.(b)	45,783,950
649,356	Gilead Sciences, Inc.	57,279,693
2,443,483	Heron Therapeutics, Inc.(b)(c)(d)	52,388,275
470,470	Ligand Pharmaceuticals, Inc.(b)(c)	56,865,709
9,716,896	Novavax, Inc.(b)(c)	50,916,535

		372,173,529

	Health Care Equipment—8.2%
1,158,059	Abbott Laboratories	45,048,495
1,160,704	Baxter International, Inc.	51,326,331

		96,374,826

	Pharmaceuticals—59.9%
1,671,522	Akorn, Inc.(b)	42,540,235
191,940	Allergan PLC(b)	41,566,526
919,011	Bristol-Myers Squibb Co.	66,334,214
2,799,172	Depomed, Inc.(b)(c)	48,649,609
777,290	Eli Lilly & Co.	58,708,714
1,375,600	Impax Laboratories, Inc.(b)	45,876,260
540,833	Johnson & Johnson	60,616,563
1,812,528	Lannett Co., Inc.(b)(c)	34,764,287
1,416,932	Medicines Co. (The)(b)	50,428,610
1,129,693	Merck & Co., Inc.	61,952,364
970,869	Mylan NV(b)	40,494,946
354,145	Perrigo Co. PLC	34,235,197
1,892,435	Pfizer, Inc.	61,901,549
910,590	Prestige Brands Holdings, Inc.(b)	51,703,300

		699,772,374

	Total Common Stocks (Cost $1,251,449,875)	1,168,320,729

	Money Market Fund—0.0%
204,498	Invesco Premier Portfolio—Institutional Class, 0.39%(e) (Cost $204,498)	204,498

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,251,654,373)—100.0%	1,168,525,227

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.7%
102,168,125	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(e)(f) (Cost $102,168,125)	102,168,125

	Total Investments (Cost $1,353,822,498)—108.7%	1,270,693,352
	Other assets less liabilities—(8.7)%	(102,167,644)

	Net Assets—100.0%	$1,168,525,708

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	Affiliated company. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

PowerShares Dynamic Retail Portfolio (PMR)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Apparel Retail—28.1%
20,148	Abercrombie & Fitch Co., Class A	$538,556
37,877	American Eagle Outfitters, Inc.	542,020
15,743	Cato Corp. (The), Class A	576,036
8,353	Children’s Place, Inc. (The)	650,782
33,471	Express, Inc.(b)	608,503
8,946	Foot Locker, Inc.	549,642
30,604	Francesca’s Holdings Corp.(b)	508,027
12,479	L Brands, Inc.	976,981
18,706	Ross Stores, Inc.	1,062,127

		6,012,674

	Automotive Retail—9.7%
1,347	AutoZone, Inc.(b)	1,030,765
4,005	O’Reilly Automotive, Inc.(b)	1,052,033

		2,082,798

	Distributors—2.9%
7,013	Pool Corp.	613,006

	Drug Retail—12.7%
10,782	CVS Health Corp.	1,083,591
72,089	Rite Aid Corp.(b)	580,317
13,233	Walgreens Boots Alliance, Inc.	1,049,112

		2,713,020

	Food Retail—12.8%
26,692	Kroger Co. (The)	944,630
35,575	Smart & Final Stores, Inc.(b)	566,354
116,394	SUPERVALU, Inc.(b)	585,462
13,948	Weis Markets, Inc.	634,913

		2,731,359

	Forest Products—3.3%
33,746	Boise Cascade Co.(b)	704,279

	General Merchandise Stores—3.5%
28,433	Ollie’s Bargain Outlet Holdings, Inc.(b)	752,053

	Home Improvement Retail—5.2%
8,340	Home Depot, Inc. (The)	1,116,643

	Homefurnishing Retail—3.1%
25,369	Aaron’s, Inc.	664,921

	Hypermarkets & Super Centers—3.0%
7,430	PriceSmart, Inc.	642,992

	Internet Software & Services—1.9%
4,926	Stamps.com, Inc.(b)	405,705

	Specialty Stores—8.4%
18,130	Sally Beauty Holdings, Inc.(b)	569,282
44,830	Sportsman’s Warehouse Holdings, Inc.(b)	510,165
3,486	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	726,064

		1,805,511

	Trucking—5.4%
1,646	AMERCO	579,392
23,213	Avis Budget Group, Inc.(b)	582,646

		1,162,038

	Total Common Stocks (Cost $21,739,726)	21,406,999

Number of Shares		Value
	Money Market Fund—0.2%
53,293	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $53,293)	$53,293

	Total Investments (Cost $21,793,019)—100.2%	21,460,292
	Other assets less liabilities—(0.2)%	(43,834)

	Net Assets—100.0%	$21,416,458

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

PowerShares Dynamic Semiconductors Portfolio (PSI)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Semiconductor Equipment—32.3%
42,841	Advanced Energy Industries, Inc.(b)	$1,385,906
249,932	Amkor Technology, Inc.(b)	1,427,112
123,475	Applied Materials, Inc.	2,527,533
133,576	Brooks Automation, Inc.	1,263,629
18,826	KLA-Tencor Corp.	1,316,691
113,444	Kulicke & Soffa Industries, Inc. (Singapore)(b)	1,216,120
17,338	Lam Research Corp.	1,324,623
38,884	MKS Instruments, Inc.	1,394,380
124,966	Photronics, Inc.(b)	1,322,140
66,928	Teradyne, Inc.	1,265,609
63,887	Ultratech, Inc.(b)	1,385,709

		15,829,452

	Semiconductors—67.7%
29,030	Ambarella, Inc.(b)	1,193,133
43,900	Analog Devices, Inc.	2,472,448
17,624	Broadcom Ltd. (Singapore)	2,568,698
50,800	Inphi Corp.(b)	1,507,236
66,475	Integrated Device Technology, Inc.(b)	1,281,638
78,726	Intel Corp.	2,383,823
98,968	Intersil Corp., Class A	1,156,936
29,162	Linear Technology Corp.	1,297,126
34,353	M/A-Com Technology Solutions Holdings, Inc.(b)	1,404,694
37,748	Maxim Integrated Products, Inc.	1,348,358
80,940	MaxLinear, Inc., Class A(b)	1,355,745
28,513	Microchip Technology, Inc.	1,385,447
21,785	Monolithic Power Systems, Inc.	1,359,820
74,054	NVIDIA Corp.	2,631,139
45,448	QUALCOMM, Inc.	2,296,033
31,596	Silicon Laboratories, Inc.(b)	1,478,693
36,148	Skyworks Solutions, Inc.	2,415,409
44,016	Texas Instruments, Inc.	2,510,673
26,445	Xilinx, Inc.	1,139,250

		33,186,299

	Total Common Stocks (Cost $49,922,538)	49,015,751

	Money Market Fund—0.1%
37,408	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $37,408)	37,408

	Total Investments (Cost $49,959,946)—100.1%	49,053,159
	Other assets less liabilities—(0.1)%	(54,308)

	Net Assets—100.0%	$48,998,851

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares Dynamic Software Portfolio (PSJ)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Application Software—54.7%
40,017	Adobe Systems, Inc.(b)	$3,770,402
57,297	Aspen Technology, Inc.(b)	2,179,005
33,040	Blackbaud, Inc.	2,040,881
87,390	Cadence Design Systems, Inc.(b)	2,026,574
48,441	Citrix Systems, Inc.(b)	3,964,412
55,157	Ebix, Inc.	2,654,155
22,273	Ellie Mae, Inc.(b)	1,862,023
36,193	Intuit, Inc.	3,651,512
33,936	Manhattan Associates, Inc.(b)	2,054,485
11,919	MicroStrategy, Inc., Class A(b)	2,137,315
96,490	Nuance Communications, Inc.(b)	1,657,698
62,363	Paylocity Holding Corp.(b)	2,386,632
76,067	Pegasystems, Inc.	2,007,408
95,274	RealPage, Inc.(b)	2,095,075
49,705	salesforce.com, inc.(b)	3,767,639
11,060	Ultimate Software Group, Inc. (The)(b)	2,174,285

		40,429,501

	Data Processing & Outsourced Services—13.9%
66,324	Black Knight Financial Services, Inc., Class A(b)	2,121,042
48,995	CSG Systems International, Inc.	2,174,398
17,810	DST Systems, Inc.	2,149,311
22,708	Jack Henry & Associates, Inc.	1,840,029
69,418	Sabre Corp.	2,009,651

		10,294,431

	Health Care Technology—7.5%
150,858	Allscripts Healthcare Solutions, Inc.(b)	2,021,497
34,381	Computer Programs & Systems, Inc.	1,764,777
123,063	Quality Systems, Inc.	1,732,727

		5,519,001

	Home Entertainment Software—12.0%
108,669	Activision Blizzard, Inc.	3,745,820
53,770	Electronic Arts, Inc.(b)	3,325,675
52,786	Take-Two Interactive Software, Inc.(b)	1,804,225

		8,875,720

	Internet Software & Services—2.7%
210,261	inContact, Inc.(b)	1,957,530

	IT Consulting & Other Services—4.6%
60,227	Amdocs Ltd.	3,405,235

	Systems Software—4.6%
67,553	Microsoft Corp.	3,368,868

	Total Common Stocks (Cost $72,370,999)	73,850,286

	Money Market Fund—0.1%
51,392	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $51,392)	51,392

	Total Investments (Cost $72,422,391)—100.1%	73,901,678
	Other assets less liabilities—(0.1)%	(55,094)

	Net Assets—100.0%	$73,846,584

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2016

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Assets:
Unaffiliated investments, at value(a)	$267,499,193	$60,179,866	$74,684,036	$300,475,934	$142,816,488
Affiliated investments, at value	35,244,922	76,494	178,894	150,639	36,615

Total investments, at value	302,744,115	60,256,360	74,862,930	300,626,573	142,853,103
Receivables:
Securities lending	212,735	—	2,179	—	—
Dividends	19	19,831	30,381	373,638	35,320
Investments sold	—	—	—	—	21,726,487
Shares sold	—	—	—	—	—
Other assets	2,943	3,333	3,333	2,943	3,333

Total Assets	302,959,812	60,279,524	74,898,823	301,003,154	164,618,243

Liabilities:
Due to custodian	8,840	—	—	—	—
Payables:
Collateral upon return of securities loaned	35,158,423	—	137,250	—	—
Shares repurchased	—	—	—	—	21,722,030
Investments purchased	—	—	—	330,831	—
Accrued advisory fees	113,685	25,153	22,105	129,332	70,813
Accrued trustees’ and officer’s fees	28,270	17,707	19,962	23,856	18,530
Accrued expenses	66,462	35,582	37,776	64,040	52,580

Total Liabilities	35,375,680	78,442	217,093	548,059	21,863,953

Net Assets	$267,584,132	$60,201,082	$74,681,730	$300,455,095	$142,754,290

Net Assets Consist of:
Shares of beneficial interest	$492,981,142	$76,668,585	$176,169,904	$358,782,422	$182,303,758
Undistributed net investment income (loss)	36,883	49,810	3,806,375	711,699	(17,566)
Undistributed net realized gain (loss)	(204,760,197)	(24,197,766)	(111,788,385)	(72,007,856)	(40,708,201)
Net unrealized appreciation (depreciation)	(20,673,696)	7,680,453	6,493,836	12,968,830	1,176,299

Net Assets	$267,584,132	$60,201,082	$74,681,730	$300,455,095	$142,754,290

Shares outstanding (unlimited amount authorized, $0.01 par value)	6,800,000	2,400,000	3,300,000	9,300,000	4,000,000
Net asset value	$39.35	$25.08	$22.63	$32.31	$35.69

Market price	$39.35	$25.08	$22.63	$32.30	$35.68

Unaffiliated investments, at cost	$288,172,889	$52,499,413	$68,190,200	$287,507,104	$141,640,189

Affiliated investments, at cost	$35,244,922	$76,494	$178,894	$150,639	$36,615

Total investments, at cost	$323,417,811	$52,575,907	$68,369,094	$287,657,743	$141,676,804

(a) Includes securities on loan with an aggregate value of	$34,065,379	$—	$133,000	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$90,534,309	$20,184,512	$45,543,108	$1,115,932,454	$21,406,999	$49,015,751	$73,850,286
20,520	805,147	130,910	154,760,898	53,293	37,408	51,392

90,554,829	20,989,659	45,674,018	1,270,693,352	21,460,292	49,053,159	73,901,678

—	2,254	2,111	113,014	—	—	—
9	2,510	9,169	661,081	8,777	16,741	28,273
1,258,892	—	—	—	—	—	—
—	—	—	6,215,502	—	—	—
3,333	3,333	2,943	3,346	3,333	3,333	3,333

91,817,063	20,997,756	45,688,241	1,277,686,295	21,472,402	49,073,233	73,933,284

—	—	—	—	—	—	—

—	752,950	82,800	102,168,125	—	—	—
1,257,772	—	—	—	—	—	—
—	—	—	6,214,265	—	—	—
36,654	4,522	11,257	489,579	5,730	17,805	26,417
20,304	16,535	25,291	42,500	15,744	16,481	17,224
41,359	34,430	35,085	246,118	34,470	40,096	43,059

1,356,089	808,437	154,433	109,160,587	55,944	74,382	86,700

$90,460,974	$20,189,319	$45,533,808	$1,168,525,708	$21,416,458	$48,998,851	$73,846,584

$163,177,705	$54,804,110	$268,982,665	$1,357,051,704	$43,427,414	$94,149,786	$99,891,228
(19,384)	90,135	84,581	1,763,750	19,111	138,069	(58,979)
(75,424,217)	(35,956,383)	(217,367,780)	(107,160,600)	(21,697,340)	(44,382,217)	(27,464,952)
2,726,870	1,251,457	(6,165,658)	(83,129,146)	(332,727)	(906,787)	1,479,287

$90,460,974	$20,189,319	$45,533,808	$1,168,525,708	$21,416,458	$48,998,851	$73,846,584

3,600,000	600,000	3,450,000	18,800,000	600,000	2,000,000	1,750,000
$25.13	$33.65	$13.20	$62.16	$35.69	$24.50	$42.20

$25.12	$33.65	$13.19	$62.14	$35.69	$24.48	$42.21

$87,807,439	$18,933,055	$51,708,766	$1,173,991,392	$21,739,726	$49,922,538	$72,370,999

$20,520	$805,147	$130,910	$179,831,106	$53,293	$37,408	$51,392

$87,827,959	$19,738,202	$51,839,676	$1,353,822,498	$21,793,019	$49,959,946	$72,422,391

$—	$742,775	$79,776	$93,686,697	$—	$—	$—

51

Statements of Operations

For the year ended April 30, 2016

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Investment Income:
Unaffiliated dividend income	$1,680,604	$468,152	$1,724,496	$4,536,292	$1,734,386
Affiliated dividend income	799	131	167	245	185
Securities lending income	5,062,630	—	761,588	—	—
Foreign withholding tax	—	—	—	—	—

Total Income	6,744,033	468,283	2,486,251	4,536,537	1,734,571

Expenses:
Advisory fees	2,129,846	289,647	454,277	1,265,579	962,761
Sub-licensing fees	127,791	17,379	27,257	75,936	57,766
Accounting & administration fees	83,391	34,792	35,053	45,479	36,615
Custodian & transfer agent fees	32,886	3,904	5,081	8,987	6,086
Professional fees	31,532	25,155	33,313	27,444	31,734
Trustees’ and officer’s fees	16,204	8,715	9,423	12,037	11,315
Recapture (Note 3)	—	—	—	—	39,775
Other expenses	52,066	14,050	40,973	38,368	31,116

Total Expenses	2,473,716	393,642	605,377	1,473,830	1,177,168

Less: Waivers	(598)	(28,809)	(15,721)	(269)	(176)

Net Expenses	2,473,118	364,833	589,656	1,473,561	1,176,992

Net Investment Income (Loss)	4,270,915	103,450	1,896,595	3,062,976	557,579

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(79,726,495)	(3,075,613)	(41,723,997)	(21,963,276)	(20,719,890)
In-kind redemptions	41,709,277	3,629,890	2,498,156	35,578,036	17,108,993

Net realized gain (loss)	(38,017,218)	554,277	(39,225,841)	13,614,760	(3,610,897)

Net change in unrealized appreciation (depreciation) on investment securities	(78,486,936)	3,421,640	776,822	(1,735,070)	(5,120,787)

Net realized and unrealized gain (loss)	(116,504,154)	3,975,917	(38,449,019)	11,879,690	(8,731,684)

Net increase (decrease) in net assets resulting from operations	$(112,233,239)	$4,079,367	$(36,552,424)	$14,942,666	$(8,174,105)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$1,071,926	$173,821	$998,009	$18,374,249	$326,315	$664,937	$351,861
173	123	106	8,261	105	341	192
—	84,727	61,385	736,598	—	—	—
(1,215)	—	(9,120)	—	—	—	(17,921)

1,070,884	258,671	1,050,380	19,119,108	326,420	665,278	334,132

614,735	123,185	251,750	8,364,825	125,520	327,986	381,668
36,885	7,391	15,104	501,892	7,531	19,680	22,900
34,789	34,785	34,858	330,274	34,846	34,823	34,825
5,777	3,628	4,023	50,595	3,508	5,896	4,092
26,611	25,464	28,920	49,923	25,181	26,226	25,839
10,077	8,114	8,621	40,172	8,154	8,966	8,983
—	—	—	—	—	—	—
26,617	14,820	19,401	151,082	15,026	22,350	21,942

755,491	217,387	362,677	9,488,763	219,766	445,927	500,249

(185)	(62,297)	(45,585)	(9,427)	(61,714)	(32,941)	(19,491)

755,306	155,090	317,092	9,479,336	158,052	412,986	480,758

315,578	103,581	733,288	9,639,772	168,368	252,292	(146,626)

(18,460,559)	(2,171,347)	(21,669,418)	(102,911,598)	(3,596,491)	(9,747,000)	(5,316,953)
12,302,546	3,278,763	504,353	238,620,291	3,655,611	4,865,093	4,800,544

(6,158,013)	1,107,416	(21,165,065)	135,708,693	59,120	(4,881,907)	(516,409)

(6,304,545)	(3,430,513)	(975,438)	(370,625,568)	(1,126,743)	(3,462,052)	(4,707,107)

(12,462,558)	(2,323,097)	(22,140,503)	(234,916,875)	(1,067,623)	(8,343,959)	(5,223,516)

$(12,146,980)	$(2,219,516)	$(21,407,215)	$(225,277,103)	$(899,255)	$(8,091,667)	$(5,370,142)

53

Statements of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)		PowerShares Dynamic Building & Construction Portfolio (PKB)
	2016	2015	2016	2015
Operations:
Net investment income	$4,270,915	$3,024,062	$103,450	$125,957
Net realized gain (loss)	(38,017,218)	75,495,125	554,277	615,425
Net change in unrealized appreciation (depreciation)	(78,486,936)	39,345,361	3,421,640	(2,912,498)

Net increase (decrease) in net assets resulting from operations	(112,233,239)	117,864,548	4,079,367	(2,171,116)

Distributions to Shareholders from:
Net investment income	(4,955,367)	(2,402,943)	(67,537)	(69,918)

Shareholder Transactions:
Proceeds from shares sold	93,026,648	250,854,414	34,203,109	59,533,158
Value of shares repurchased	(219,516,036)	(216,373,603)	(33,191,270)	(125,802,719)

Net increase (decrease) in net assets resulting from shares transactions	(126,489,388)	34,480,811	1,011,839	(66,269,561)

Increase (Decrease) in Net Assets	(243,677,994)	149,942,416	5,023,669	(68,510,595)

Net Assets:
Beginning of year	511,262,126	361,319,710	55,177,413	123,688,008

End of year	$267,584,132	$511,262,126	$60,201,082	$55,177,413

Undistributed net investment income at end of year	$36,883	$721,335	$49,810	$13,897

Changes in Shares Outstanding:
Shares sold	1,750,000	4,800,000	1,400,000	2,700,000
Shares repurchased	(4,600,000)	(4,250,000)	(1,400,000)	(5,900,000)
Shares outstanding, beginning of year	9,650,000	9,100,000	2,400,000	5,600,000

Shares outstanding, end of year	6,800,000	9,650,000	2,400,000	2,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)		PowerShares Dynamic Food & Beverage Portfolio (PBJ)		PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)		PowerShares Dynamic Media Portfolio (PBS)
2016	2015	2016	2015	2016	2015	2016	2015

$1,896,595	$1,436,050	$3,062,976	$3,196,087	$557,579	$1,420,491	$315,578	$1,313,491
(39,225,841)	(12,857,038)	13,614,760	46,360,360	(3,610,897)	9,617,141	(6,158,013)	4,042,249
776,822	(9,926,226)	(1,735,070)	(2,123,925)	(5,120,787)	5,914,162	(6,304,545)	14,815,252

(36,552,424)	(21,347,214)	14,942,666	47,432,522	(8,174,105)	16,951,794	(12,146,980)	20,170,992

(2,429,800)	(1,923,020)	(2,995,165)	(4,913,796)	(444,265)	(1,429,697)	(1,074,222)	(1,051,471)

49,529,499	130,833,909	342,040,166	308,461,538	158,374,155	181,183,360	125,469,044	165,292,831
(53,458,266)	(120,243,852)	(319,253,170)	(519,631,016)	(199,941,946)	(181,694,812)	(167,455,100)	(210,173,828)

(3,928,767)	10,590,057	22,786,996	(211,169,478)	(41,567,791)	(511,452)	(41,986,056)	(44,880,997)

(42,910,991)	(12,680,177)	34,734,497	(168,650,752)	(50,186,161)	15,010,645	(55,207,258)	(25,761,476)

117,592,721	130,272,898	265,720,598	434,371,350	192,940,451	177,929,806	145,668,232	171,429,708

$74,681,730	$117,592,721	$300,455,095	$265,720,598	$142,754,290	$192,940,451	$90,460,974	$145,668,232

$3,806,375	$603,317	$711,699	$643,888	$(17,566)	$(14,515)	$(19,384)	$365,169

1,800,000	3,850,000	10,700,000	10,300,000	4,250,000	4,950,000	4,800,000	6,550,000
(2,200,000)	(3,600,000)	(9,850,000)	(17,950,000)	(5,550,000)	(5,150,000)	(6,650,000)	(8,300,000)
3,700,000	3,450,000	8,450,000	16,100,000	5,300,000	5,500,000	5,450,000	7,200,000

3,300,000	3,700,000	9,300,000	8,450,000	4,000,000	5,300,000	3,600,000	5,450,000

55

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2016 and 2015

	PowerShares Dynamic Networking Portfolio (PXQ)		PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$103,581	$(5,788)	$733,288	$893,246
Net realized gain (loss)	1,107,416	3,439,892	(21,165,065)	(12,704,562)
Net change in unrealized appreciation (depreciation)	(3,430,513)	915,524	(975,438)	(25,846,369)

Net increase (decrease) in net assets resulting from operations	(2,219,516)	4,349,628	(21,407,215)	(37,657,685)

Distributions to Shareholders from:
Net investment income	—	—	(831,786)	(1,024,494)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	—	—	(831,786)	(1,024,494)

Shareholder Transactions:
Proceeds from shares sold	9,058,713	17,339,824	15,134,853	45,413,320
Value of shares repurchased	(14,134,635)	(23,847,484)	(20,147,734)	(69,794,901)

Net increase (decrease) in net assets resulting from shares transactions	(5,075,922)	(6,507,660)	(5,012,881)	(24,381,581)

Increase (Decrease) in Net Assets	(7,295,438)	(2,158,032)	(27,251,882)	(63,063,760)

Net Assets:
Beginning of year	27,484,757	29,642,789	72,785,690	135,849,450

End of year	$20,189,319	$27,484,757	$45,533,808	$72,785,690

Undistributed net investment income (loss) at end of year	$90,135	$(13,446)	$84,581	$152,146

Changes in Shares Outstanding:
Shares sold	250,000	500,000	1,050,000	2,000,000
Shares repurchased	(400,000)	(700,000)	(1,450,000)	(3,000,000)
Shares outstanding, beginning of year	750,000	950,000	3,850,000	4,850,000

Shares outstanding, end of year	600,000	750,000	3,450,000	3,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)		PowerShares Dynamic Retail Portfolio (PMR)		PowerShares Dynamic Semiconductors Portfolio (PSI)		PowerShares Dynamic Software Portfolio (PSJ)
2016	2015	2016	2015	2016	2015	2016	2015

$9,639,772	$6,922,569	$168,368	$144,257	$252,292	$374,605	$(146,626)	$149,496
135,708,693	289,031,374	59,120	803,164	(4,881,907)	5,444,352	(516,409)	4,055,280
(370,625,568)	92,127,128	(1,126,743)	827,688	(3,462,052)	165,344	(4,707,107)	7,072,718

(225,277,103)	388,081,071	(899,255)	1,775,109	(8,091,667)	5,984,301	(5,370,142)	11,277,494

(9,438,012)	(6,839,864)	(182,321)	(205,959)	(100,980)	(415,087)	(83,133)	(49,038)
(78,190,579)	(36,562,562)	—	—	—	—	—	—
—	—	—	—	—	(146,696)	—	—

(87,628,591)	(43,402,426)	(182,321)	(205,959)	(100,980)	(561,783)	(83,133)	(49,038)

402,286,845	896,877,939	18,333,024	38,457,393	43,249,104	89,671,046	98,889,794	47,870,360
(847,789,130)	(418,629,721)	(34,245,374)	(26,479,719)	(64,968,217)	(36,803,945)	(76,919,326)	(56,104,715)

(445,502,285)	478,248,218	(15,912,350)	11,977,674	(21,719,113)	52,867,101	21,970,468	(8,234,355)

(758,407,979)	822,926,863	(16,993,926)	13,546,824	(29,911,760)	58,289,619	16,517,193	2,994,101

1,926,933,687	1,104,006,824	38,410,384	24,863,560	78,910,611	20,620,992	57,329,391	54,335,290

$1,168,525,708	$1,926,933,687	$21,416,458	$38,410,384	$48,998,851	$78,910,611	$73,846,584	$57,329,391

$1,763,750	$1,561,990	$19,111	$33,064	$138,069	$(13,243)	$(58,979)	$69,256

5,400,000	12,950,000	500,000	1,000,000	1,600,000	3,450,000	2,300,000	1,200,000
(12,500,000)	(6,200,000)	(900,000)	(750,000)	(2,600,000)	(1,450,000)	(1,900,000)	(1,450,000)
25,900,000	19,150,000	1,000,000	750,000	3,000,000	1,000,000	1,350,000	1,600,000

18,800,000	25,900,000	600,000	1,000,000	2,000,000	3,000,000	1,750,000	1,350,000

57

Financial Highlights

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$52.98	$39.71	$28.26	$22.26	$23.14
Net investment income (loss)(a)	0.50	0.34	0.03	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(13.56)	13.21	11.42	6.05	(0.84)
Total from investment operations	(13.06)	13.55	11.45	6.00	(0.88)
Distributions to shareholders from:
Net investment income	(0.57)	(0.28)	—	—	—
Net asset value at end of year	$39.35	$52.98	$39.71	$28.26	$22.26
Market price at end of year(b)	$39.35	$52.95	$39.68	$28.27	$22.21
Net Asset Value Total Return:(c)	(24.92)%	34.25%	40.52%	26.96%	(3.80)%
Market Price Total Return(c)	(24.88)%	34.28%	40.36%	27.29%	(4.18)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$267,584	$511,262	$361,320	$155,453	$136,903
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.57%	0.59%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.57%	0.59%	0.63%	0.64%
Net investment income (loss), after Waivers	1.00%	0.69%	0.09%	(0.20)%	(0.21)%
Portfolio turnover rate(d)	74%	95%	64%	53%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$22.99	$22.09	$19.65	$14.23	$14.11
Net investment income(a)	0.04	0.03	0.00 (b)	0.07	0.02
Net realized and unrealized gain on investments	2.08	0.89	2.44	5.44	0.12
Total from investment operations	2.12	0.92	2.44	5.51	0.14
Distributions to shareholders from:
Net investment income	(0.03)	(0.02)	—	(0.09)	(0.02)
Net asset value at end of year	$25.08	$22.99	$22.09	$19.65	$14.23
Market price at end of year(c)	$25.08	$22.98	$22.10	$19.63	$14.20
Net Asset Value Total Return:(d)	9.21%	4.17%	12.42%	38.85%	0.99%
Market Price Total Return(d)	9.26%	4.08%	12.58%	39.01%	0.92%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$60,201	$55,177	$123,688	$104,121	$30,600
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.68%	0.65%	0.63%	0.69%	1.01%
Net investment income, after Waivers	0.18%	0.15%	0.01%	0.44%	0.12%
Portfolio turnover rate(e)	90%	96%	117%	95%	72%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.78	$37.76	$30.27	$24.58	$27.67
Net investment income(a)	0.51	0.39	0.48	0.53	0.19
Net realized and unrealized gain (loss) on investments	(9.04)	(5.84)	7.55	5.81	(2.94)
Total from investment operations	(8.53)	(5.45)	8.03	6.34	(2.75)
Distributions to shareholders from:
Net investment income	(0.62)	(0.53)	(0.54)	(0.65)	(0.34)
Net asset value at end of year	$22.63	$31.78	$37.76	$30.27	$24.58
Market price at end of year(b)	$22.63	$31.77	$37.76	$30.23	$24.57
Net Asset Value Total Return:(c)	(26.93)%	(14.51)%	26.93%	26.14%	(9.86)%
Market Price Total Return(c)	(26.91)%	(14.54)%	27.10%	26.03%	(9.83)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$74,682	$117,593	$130,273	$104,427	$67,592
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.64%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.67%	0.64%	0.64%	0.69%	0.73%
Net investment income, after Waivers	2.09%	1.20%	1.46%	1.97%	0.81%
Portfolio turnover rate(d)	134%	140%	96%	80%	94%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.45	$26.98	$23.62	$19.77	$19.76
Net investment income(a)	0.39	0.31	0.38	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.88	4.58	3.19	3.92	(0.03)
Total from investment operations	1.27	4.89	3.57	4.18	0.19
Distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.21)	(0.33)	(0.18)
Net asset value at end of year	$32.31	$31.45	$26.98	$23.62	$19.77
Market price at end of year(b)	$32.30	$31.43	$26.99	$23.61	$19.77
Net Asset Value Total Return:(c)	4.06%	18.25%	15.16%	21.45%	1.02%
Market Price Total Return(c)	4.10%	18.13%	15.25%	21.40%	0.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$300,455	$265,721	$434,371	$236,226	$169,039
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.58%	0.61%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.58%	0.61%	0.63%	0.64%
Net investment income, after Waivers	1.21%	1.05%	1.47%	1.28%	1.13%
Portfolio turnover rate(d)	109%	124%	145%	92%	134%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$36.40	$32.35	$27.23	$22.18	$19.34
Net investment income(a)	0.11	0.31	0.15	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.74)	4.04	5.10	5.09	2.82
Total from investment operations	(0.63)	4.35	5.25	5.21	2.97
Distributions to shareholders from:
Net investment income	(0.08)	(0.30)	(0.13)	(0.16)	(0.13)
Net asset value at end of year	$35.69	$36.40	$32.35	$27.23	$22.18
Market price at end of year(b)	$35.68	$36.39	$32.34	$27.21	$22.20
Net Asset Value Total Return:(c)	(1.73)%	13.47%	19.29%	23.67%	15.49%
Market Price Total Return(c)	(1.73)%	13.47%	19.34%	23.47%	15.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$142,754	$192,940	$177,930	$85,765	$57,679
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.61%	0.63%	0.63%	0.69%	0.80%
Net investment income, after Waivers	0.29%	0.88%	0.48%	0.52%	0.80%
Portfolio turnover rate(d)	136%	187%	171%	93%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$26.73	$23.81	$20.11	$14.84	$15.61
Net investment income(a)	0.07	0.21	0.09	0.12	0.08
Net realized and unrealized gain (loss) on investments	(1.45)	2.89	3.70	5.28	(0.76)
Total from investment operations	(1.38)	3.10	3.79	5.40	(0.68)
Distributions to shareholders from:
Net investment income	(0.22)	(0.18)	(0.09)	(0.13)	(0.09)
Net asset value at end of year	$25.13	$26.73	$23.81	$20.11	$14.84
Market price at end of year(b)	$25.12	$26.72	$23.79	$20.10	$14.84
Net Asset Value Total Return:(c)	(5.18)%	13.04%	18.87%	36.62%	(4.33)%
Market Price Total Return(c)	(5.18)%	13.09%	18.83%	36.55%	(4.33)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$90,461	$145,668	$171,430	$150,788	$137,975
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.59%	0.62%	0.63%	0.63%
Expenses, prior to Waivers	0.61%	0.59%	0.62%	0.63%	0.65%
Net investment income, after Waivers	0.26%	0.84%	0.38%	0.71%	0.60%
Portfolio turnover rate(d)	124%	131%	120%	70%	89%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$36.65	$31.20	$25.00	$27.71		$29.20
Net investment income (loss)(a)	0.15	(0.01)	(0.04)	0.20	(b)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.15)	5.46	6.44	(2.85)		(1.43)
Total from investment operations	(3.00)	5.45	6.40	(2.65)		(1.49)
Distributions to shareholders from:
Net investment income	—	—	(0.20)	(0.06)		—
Net asset value at end of year	$33.65	$36.65	$31.20	$25.00		$27.71
Market price at end of year(c)	$33.65	$36.64	$31.19	$24.97		$27.68
Net Asset Value Total Return:(d)	(8.19)%	17.47%	25.69%	(9.57)%		(5.10)%
Market Price Total Return(d)	(8.16)%	17.48%	25.80%	(9.58)%		(5.20)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$20,189	$27,485	$29,643	$30,000		$81,739
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.64%		0.63%
Expenses, prior to Waivers	0.88%	0.85%	0.82%	0.75%		0.67%
Net investment income (loss), after Waivers	0.42%	(0.02)%	(0.12)%	0.81	%(b)	(0.22)%
Portfolio turnover rate(e)	87%	74%	69%	68%		84%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights (continued)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.91	$28.01	$22.49		$20.48	$26.38
Net investment income (loss)(a)	0.20	0.22	0.08		0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(5.69)	(9.07)	5.53	(b)	2.00	(5.89)
Total from investment operations	(5.49)	(8.85)	5.61		2.04	(5.90)
Distributions to shareholders from:
Net investment income	(0.22)	(0.25)	(0.09)		(0.03)	(0.00	)(c)
Net asset value at end of year	$13.20	$18.91	$28.01		$22.49	$20.48
Market price at end of year(d)	$13.19	$18.92	$28.00		$22.49	$20.48
Net Asset Value Total Return:(e)	(29.06)%	(31.67)%	24.98	%(b)	9.95%	(22.36)%
Market Price Total Return(e)	(29.15)%	(31.61)%	24.94%		9.95%	(22.36)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$45,534	$72,786	$135,849		$116,973	$147,485
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.61%		0.62%	0.63%
Expenses, prior to Waivers	0.72%	0.64%	0.61%		0.62%	0.63%
Net investment income (loss), after Waivers	1.46%	0.96%	0.31%		0.18%	(0.03)%
Portfolio turnover rate(f)	89%	79%	259	%(b)	68%	70%

(a)	Based on average shares outstanding.
(b)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.43 per share. Had the pay-in not been made, the net asset value total return would have been 23.06%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$74.40	$57.65	$40.72	$32.00		$26.15
Net investment income(a)	0.41	0.32	0.26	0.54	(b)	0.22
Net realized and unrealized gain (loss) on investments	(8.81)	18.42	16.90	8.72		5.83
Total from investment operations	(8.40)	18.74	17.16	9.26		6.05
Distributions to shareholders from:
Net investment income	(0.39)	(0.34)	(0.23)	(0.54)		(0.20)
Net realized gains	(3.45)	(1.65)	—	—		—
Total distributions	(3.84)	(1.99)	(0.23)	(0.54)		(0.20)
Net asset value at end of year	$62.16	$74.40	$57.65	$40.72		$32.00
Market price at end of year(c)	$62.14	$74.35	$57.60	$40.72		$31.99
Net Asset Value Total Return:(d)	(11.86)%	32.95%	42.27%	29.25%		23.29%
Market Price Total Return(d)	(11.83)%	32.97%	42.15%	29.29%		23.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,168,526	$1,926,934	$1,104,007	$468,305		$270,385
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.56%	0.58%	0.63%		0.63%
Expenses, prior to Waivers	0.57%	0.56%	0.58%	0.63%		0.64%
Net investment income, after Waivers	0.58%	0.48%	0.52%	1.52	%(b)	0.77%
Portfolio turnover rate(e)	26%	47%	39%	24%		23%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$38.41	$33.15	$29.12	$25.98	$21.88
Net investment income(a)	0.25	0.22	0.32	0.66	0.16
Net realized and unrealized gain (loss) on investments	(2.70)	5.38	3.99	3.11	4.17
Total from investment operations	(2.45)	5.60	4.31	3.77	4.33
Distributions to shareholders from:
Net investment income	(0.27)	(0.34)	(0.28)	(0.63)	(0.23)
Net asset value at end of year	$35.69	$38.41	$33.15	$29.12	$25.98
Market price at end of year(b)	$35.69	$38.42	$33.14	$29.11	$25.98
Net Asset Value Total Return:(c)	(6.40)%	16.97%	14.81%	14.87%	20.06%
Market Price Total Return(c)	(6.42)%	17.04%	14.81%	14.83%	19.95%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,416	$38,410	$24,864	$24,750	$76,643
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.88%	0.91%	0.79%	0.74%	0.87%
Net investment income, after Waivers	0.67%	0.61%	0.96%	2.59%	0.75%
Portfolio turnover rate(d)	129%	111%	184%	83%	111%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30,
	2016	2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$26.30	$20.62		$15.22	$15.75	$18.19
Net investment income(a)	0.10	0.25	(b)	0.10	0.11	0.06
Net realized and unrealized gain (loss) on investments	(1.86)	5.88		5.41	(0.52)	(2.47)
Total from investment operations	(1.76)	6.13		5.51	(0.41)	(2.41)
Distribution to shareholder from:
Net investment income	(0.04)	(0.33)		(0.11)	(0.12)	(0.03)
Return of capital	—	(0.12)		—	—	—
Total distributions	(0.04)	(0.45)		(0.11)	(0.12)	(0.03)
Net asset value at end of year	$24.50	$26.30		$20.62	$15.22	$15.75
Market price at end of year(c)	$24.48	$26.31		$20.62	$15.19	$15.71
Net Asset Value Total Return:(d)	(6.69)%	29.90%		36.38%	(2.56)%	(13.20)%
Market Price Total Return(d)	(6.80)%	29.95%		36.66%	(2.50)%	(13.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,999	$78,911		$20,621	$16,744	$21,261
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.68%	0.78%		1.05%	1.05%	1.02%
Net investment income, after Waivers	0.38%	1.03	%(b)	0.55%	0.77%	0.42%
Portfolio turnover rate(e)	104%	103%		126%	91%	57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $16.50 per share owned of KLA-Tencor Corp. on November 26, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.05 and 0.22%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights (continued)

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$42.47	$33.96	$30.16		$26.87	$27.47
Net investment income (loss)(a)	(0.08)	0.11	(0.00	)(b)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.13)	8.44	3.80		3.30	(0.53)
Total from investment operations	(0.21)	8.55	3.80		3.29	(0.60)
Distributions to shareholders from:
Net investment income	(0.06)	(0.04)	—		—	—
Net asset value at end of year	$42.20	$42.47	$33.96		$30.16	$26.87
Market price at end of year(c)	$42.21	$42.48	$33.93		$30.12	$26.87
Net Asset Value Total Return:(d)	(0.50)%	25.18%	12.60%		12.24%	(2.19)%
Market Price Total Return(d)	(0.50)%	25.32%	12.65%		12.09%	(2.22)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$73,847	$57,329	$54,335		$48,257	$49,710
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.66%	0.71%	0.69%		0.74%	0.78%
Net investment income (loss), after Waivers	(0.19)%	0.29%	(0.01)%		(0.03)%	(0.29)%
Portfolio turnover rate(e)	154%	132%	150%		95%	100%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	“Dynamic Biotechnology & Genome Portfolio”
PowerShares Dynamic Building & Construction Portfolio (PKB)	“Dynamic Building & Construction Portfolio”
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	“Dynamic Energy Exploration & Production Portfolio”
PowerShares Dynamic Food & Beverage Portfolio (PBJ)	“Dynamic Food & Beverage Portfolio”
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	“Dynamic Leisure and Entertainment Portfolio”
PowerShares Dynamic Media Portfolio (PBS)	“Dynamic Media Portfolio”
PowerShares Dynamic Networking Portfolio (PXQ)	“Dynamic Networking Portfolio”
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	“Dynamic Oil & Gas Services Portfolio”
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	“Dynamic Pharmaceuticals Portfolio”
PowerShares Dynamic Retail Portfolio (PMR)	“Dynamic Retail Portfolio”
PowerShares Dynamic Semiconductors Portfolio (PSI)	“Dynamic Semiconductors Portfolio”
PowerShares Dynamic Software Portfolio (PSJ)	“Dynamic Software Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the

65

Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

66

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

67

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

68

H. Securities Lending

During the fiscal year ended April 30, 2016, Dynamic Biotechnology & Genome Portfolio, Dynamic Energy Exploration & Production Portfolio, Dynamic Networking Portfolio, Dynamic Oil & Gas Services Portfolio and Dynamic Pharmaceuticals Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2017. Offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2017. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome Portfolio, Dynamic Food & Beverage Portfolio, Dynamic Leisure and Entertainment Portfolio, Dynamic Media Portfolio and Dynamic Pharmaceuticals Portfolio.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2016, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome Portfolio	$598
Dynamic Building & Construction Portfolio	28,809
Dynamic Energy Exploration & Production Portfolio	15,721
Dynamic Food & Beverage Portfolio	269
Dynamic Leisure and Entertainment Portfolio	176
Dynamic Media Portfolio	185
Dynamic Networking Portfolio	62,297
Dynamic Oil & Gas Services Portfolio	45,585
Dynamic Pharmaceuticals Portfolio	9,427
Dynamic Retail Portfolio	61,714
Dynamic Semiconductors Portfolio	32,941
Dynamic Software Portfolio	19,491

69

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2016 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/17	04/30/18	04/30/19
Dynamic Building & Construction Portfolio	$44,936	$—	$16,252	$28,684
Dynamic Energy Exploration & Production Portfolio	15,566	—	—	15,566
Dynamic Networking Portfolio	182,610	58,890	61,547	62,173
Dynamic Oil & Gas Services Portfolio	56,554	—	11,082	45,472
Dynamic Retail Portfolio	179,857	52,831	65,416	61,610
Dynamic Semiconductors Portfolio	156,597	69,191	54,742	32,664
Dynamic Software Portfolio	95,163	34,792	41,026	19,345

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with NYSE Group, Inc. (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The 1940 Act defines “affiliated person” to include issuers of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows Dynamic Pharmaceuticals Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2016.

Dynamic Pharmaceuticals Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
BioDelivery Sciences International, Inc.*	$34,829,025	$891,892	$(34,778,800)	$30,975,998	$(31,918,115)	$—	$—
Heron Therapeutics, Inc.	—	100,923,340	(17,630,189)	(25,070,208)	(5,834,668)	52,388,275	—
Ligand Pharmaceuticals, Inc.**	91,353,087	17,913,597	(81,912,406)	(4,326,899)	33,838,330	56,865,709	—
Omeros Corp.*	62,468,093	20,684,822	(58,439,533)	14,767,515	(39,480,897)	—	—

Total Investments in Affiliates	$188,650,205	$140,413,651	$(192,760,928)	$16,346,406	$(43,395,350)	$109,253,984	$—

*	At April 30, 2016, this security was no longer held.

**	At April 30, 2016, this security was no longer affiliated.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily

70

available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Dynamic Biotechnology & Genome Portfolio
Equity Securities	$302,406,104	$—	$338,011	$302,744,115

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Dynamic Biotechnology & Genome Portfolio	$4,955,367	$—	$—	$2,402,943	$—	$—
Dynamic Building & Construction Portfolio	67,537	—	—	69,918	—	—
Dynamic Energy Exploration & Production Portfolio	2,429,800	—	—	1,923,020	—	—
Dynamic Food & Beverage Portfolio	2,995,165	—	—	4,913,796	—	—
Dynamic Leisure and Entertainment Portfolio	444,265	—	—	1,429,697	—	—
Dynamic Media Portfolio	1,074,222	—	—	1,051,471	—	—
Dynamic Networking Portfolio	—	—	—	—	—	—
Dynamic Oil & Gas Services Portfolio	831,786	—	—	1,024,494	—	—
Dynamic Pharmaceuticals Portfolio	49,953,074	37,675,517	—	35,713,718	7,688,708	—
Dynamic Retail Portfolio	182,321	—	—	205,959	—	—
Dynamic Semiconductors Portfolio	100,980	—	—	415,087	—	146,696
Dynamic Software Portfolio	83,133	—	—	49,038	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome Portfolio	$63,920	$(27,037)	$(21,825,467)	$(123,638,634)	$(79,969,792)	$492,981,142	$267,584,132
Dynamic Building & Construction Portfolio	66,379	(16,569)	7,476,154	(22,299,363)	(1,694,104)	76,668,585	60,201,082
Dynamic Energy Exploration & Production Portfolio	3,825,232	(18,857)	1,159,015	(79,796,750)	(26,656,814)	176,169,904	74,681,730
Dynamic Food & Beverage Portfolio	734,129	(22,430)	12,558,655	(54,787,695)	(16,809,986)	358,782,422	300,455,095

71

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Leisure and Entertainment Portfolio	$—	$(17,566)	$492,091	$(32,309,361)	$(7,714,632)	$182,303,758	$142,754,290
Dynamic Media Portfolio	—	(19,384)	2,538,395	(67,850,753)	(7,384,989)	163,177,705	90,460,974
Dynamic Networking Portfolio	105,775	(15,640)	1,186,343	(33,900,575)	(1,990,694)	54,804,110	20,189,319
Dynamic Oil & Gas Services Portfolio	108,847	(24,266)	(8,749,364)	(199,957,322)	(14,826,752)	268,982,665	45,533,808
Dynamic Pharmaceuticals Portfolio	1,804,064	(40,314)	(102,020,917)	(74,153,772)	(14,115,057)	1,357,051,704	1,168,525,708
Dynamic Retail Portfolio	34,002	(14,891)	(444,144)	(19,508,679)	(2,077,244)	43,427,414	21,416,458
Dynamic Semiconductors Portfolio	153,738	(15,669)	(1,066,340)	(38,319,995)	(5,902,669)	94,149,786	48,998,851
Dynamic Software Portfolio**	—	(16,285)	1,351,186	(24,550,869)	(2,828,676)	99,891,228	73,846,584

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The Dynamic Software Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $42,694, and Post-October Capital Losses of $2,785,982.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2016.

				Post-effective/ no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Biotechnology & Genome Portfolio	$34,286,844	$50,397,332	$12,898,182	$26,056,276	$—	$123,638,634	$15,818,255
Dynamic Building & Construction Portfolio	2,843,349	3,001,058	6,653,613	8,635,189	1,166,154	22,299,363	742,893
Dynamic Energy Exploration & Production Portfolio	7,646,917	21,471,013	1,361,799	40,628,552	8,688,469	79,796,750	3,232,521
Dynamic Food & Beverage Portfolio	7,585,250	10,245,302	—	35,415,240	1,541,903	54,787,695	1,260,041
Dynamic Leisure and Entertainment Portfolio	2,895,936	2,889,449	2,356,106	24,167,870	—	32,309,361	2,111,801
Dynamic Media Portfolio	4,930,761	5,161,647	6,294,489	50,786,045	677,811	67,850,753	2,505,039
Dynamic Networking Portfolio	1,975,581	512,618	730,670	20,791,952	9,889,754	33,900,575	1,064,275
Dynamic Oil & Gas Services Portfolio	24,680,663	85,028,926	35,877,910	35,323,845	19,045,978	199,957,322	7,909,602
Dynamic Pharmaceuticals Portfolio	—	—	—	74,150,158	3,614	74,153,772	—
Dynamic Retail Portfolio	2,427,604	1,816,180	2,176,015	12,778,354	310,526	19,508,679	1,908,967
Dynamic Semiconductors Portfolio	14,001,359	10,902,954	2,120,823	10,315,328	979,531	38,319,995	10,196,415
Dynamic Software Portfolio	7,095,351	2,938,722	3,242,208	11,274,588	—	24,550,869	1,542,190

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

72

Note 7. Investment Transactions

For the fiscal year ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome Portfolio	$310,619,695	$310,508,144
Dynamic Building & Construction Portfolio	52,353,888	52,301,642
Dynamic Energy Exploration & Production Portfolio	122,044,274	121,535,905
Dynamic Food & Beverage Portfolio	282,171,630	278,909,800
Dynamic Leisure and Entertainment Portfolio	256,942,207	257,536,020
Dynamic Media Portfolio	152,020,389	152,787,642
Dynamic Networking Portfolio	21,726,502	21,381,952
Dynamic Oil & Gas Services Portfolio	45,907,580	45,855,591
Dynamic Pharmaceuticals Portfolio	427,663,123	505,173,457
Dynamic Retail Portfolio	32,233,029	33,436,161
Dynamic Semiconductors Portfolio	68,097,787	67,729,963
Dynamic Software Portfolio	117,671,727	116,596,975

For the fiscal year ended April 30, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome Portfolio	$91,211,672	$218,393,109
Dynamic Building & Construction Portfolio	34,219,715	33,245,953
Dynamic Energy Exploration & Production Portfolio	49,519,083	53,162,567
Dynamic Food & Beverage Portfolio	341,766,540	318,878,358
Dynamic Leisure and Entertainment Portfolio	158,280,196	198,913,285
Dynamic Media Portfolio	125,188,120	166,659,773
Dynamic Networking Portfolio	9,058,916	14,379,020
Dynamic Oil & Gas Services Portfolio	15,126,070	20,034,712
Dynamic Pharmaceuticals Portfolio	402,197,823	848,794,544
Dynamic Retail Portfolio	18,325,304	33,025,174
Dynamic Semiconductors Portfolio	43,251,740	65,073,999
Dynamic Software Portfolio	98,910,115	78,220,568

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Biotechnology & Genome Portfolio	$16,553,926	$(38,379,393)	$(21,825,467)	$324,569,582
Dynamic Building & Construction Portfolio	8,110,255	(634,101)	7,476,154	52,780,206
Dynamic Energy Exploration & Production Portfolio	13,798,242	(12,639,227)	1,159,015	73,703,915
Dynamic Food & Beverage Portfolio	20,347,217	(7,788,562)	12,558,655	288,067,918
Dynamic Leisure and Entertainment Portfolio	9,847,550	(9,355,459)	492,091	142,361,012
Dynamic Media Portfolio	6,727,050	(4,188,655)	2,538,395	88,016,434
Dynamic Networking Portfolio	2,091,065	(904,722)	1,186,343	19,803,316
Dynamic Oil & Gas Services Portfolio	1,697,620	(10,446,984)	(8,749,364)	54,423,382
Dynamic Pharmaceuticals Portfolio	98,007,447	(200,028,364)	(102,020,917)	1,372,714,269
Dynamic Retail Portfolio	862,320	(1,306,464)	(444,144)	21,904,436
Dynamic Semiconductors Portfolio	1,595,032	(2,661,372)	(1,066,340)	50,119,499
Dynamic Software Portfolio	3,308,653	(1,957,467)	1,351,186	72,550,492

73

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, expired capital loss carryforwards and distributions on April 30, 2016, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome Portfolio	$—	$(24,529,149)	$24,529,149
Dynamic Building & Construction Portfolio	—	(2,472,621)	2,472,621
Dynamic Energy Exploration & Production Portfolio	3,736,263	(1,825,940)	(1,910,323)
Dynamic Food & Beverage Portfolio	—	(33,010,829)	33,010,829
Dynamic Leisure and Entertainment Portfolio	(116,365)	(13,530,946)	13,647,311
Dynamic Media Portfolio	374,091	(8,975,476)	8,601,385
Dynamic Networking Portfolio	—	(2,150,689)	2,150,689
Dynamic Oil & Gas Services Portfolio	30,933	7,981,506	(8,012,439)
Dynamic Pharmaceuticals Portfolio	—	(232,398,978)	232,398,978
Dynamic Retail Portfolio	—	(1,605,777)	1,605,777
Dynamic Semiconductors Portfolio	—	5,822,546	(5,822,546)
Dynamic Software Portfolio	101,524	(3,077,304)	2,975,780

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2016

75

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)
Actual	$1,000.00	$791.29	0.60%	$2.67
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares Dynamic Building & Construction Portfolio (PKB)
Actual	1,000.00	1,043.03	0.63	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)
Actual	1,000.00	885.17	0.63	2.95
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares Dynamic Food & Beverage Portfolio (PBJ)
Actual	1,000.00	966.36	0.58	2.84
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58	2.92
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Actual	1,000.00	929.69	0.59	2.83
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59	2.97
PowerShares Dynamic Media Portfolio (PBS)
Actual	1,000.00	956.75	0.62	3.02
Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62	3.12
PowerShares Dynamic Networking Portfolio (PXQ)
Actual	1,000.00	929.82	0.63	3.02
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
Actual	1,000.00	970.52	0.63	3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17

76

Fees and Expenses (continued)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)
Actual	$1,000.00	$928.17	0.58%	$2.78
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58	2.92
PowerShares Dynamic Retail Portfolio (PMR)
Actual	1,000.00	949.46	0.63	3.05
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares Dynamic Semiconductors Portfolio (PSI)
Actual	1,000.00	971.28	0.63	3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17
PowerShares Dynamic Software Portfolio (PSJ)
Actual	1,000.00	974.61	0.63	3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.63	3.17

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the results by 182/366. Expense ratios for the most resent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

77

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares Dynamic Biotechnology & Genome Portfolio	30%	30%
PowerShares Dynamic Building & Construction Portfolio	100%	100%
PowerShares Dynamic Energy Exploration & Production Portfolio	47%	47%
PowerShares Dynamic Food & Beverage Portfolio	100%	100%
PowerShares Dynamic Leisure and Entertainment Portfolio	100%	100%
PowerShares Dynamic Media Portfolio	100%	100%
PowerShares Dynamic Networking Portfolio	0%	0%
PowerShares Dynamic Oil & Gas Services Portfolio	100%	73%
PowerShares Dynamic Pharmaceuticals Portfolio	31%	31%
PowerShares Dynamic Retail Portfolio	100%	100%
PowerShares Dynamic Semiconductors Portfolio	100%	100%
PowerShares Dynamic Software Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

PowerShares Dynamic Pharmaceuticals Portfolio designates $37,675,517 as a long-term capital gain distribution for the year ended April 30, 2016.

78

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	124	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	124	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; and Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

79

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	124	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	124	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	124	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

80

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	124	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President, Principal Executive Officer and Treasurer, The Invesco Funds (2016-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, Treasurer and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

83

Trustees and Officers (continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

84

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index , as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth, Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps below, were 0.01%, -0.05% and -0.39% and, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio.).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2017, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X

87

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X

88

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio	X	X	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X	X	X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio		X	X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X

89

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

90

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2016 Invesco PowerShares Capital Management LLC		P-PS-AR-7
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2016

2016 Annual Report to Shareholders

PYZ	PowerShares DWA Basic Materials Momentum Portfolio

PEZ	PowerShares DWA Consumer Cyclicals Momentum Portfolio

PSL	PowerShares DWA Consumer Staples Momentum Portfolio

PXI	PowerShares DWA Energy Momentum Portfolio

PFI	PowerShares DWA Financial Momentum Portfolio

PTH	PowerShares DWA Healthcare Momentum Portfolio

PRN	PowerShares DWA Industrials Momentum Portfolio

PTF	PowerShares DWA Technology Momentum Portfolio

PUI	PowerShares DWA Utilities Momentum Portfolio

PNQI	PowerShares NASDAQ Internet Portfolio

2

The Market Environment

US Equity

Although the health of individual economic sectors varied dramatically, the US economy overall continued its slow but steady growth during the fiscal year ended April 30, 2016. This modest growth led to recurring debate over whether the US economy could withstand global recessionary forces. Many energy, industrial and materials companies experienced cyclical downturns resembling a mild recession even as many consumer-related companies benefited from continued low interest rates, increased availability of credit and a better employment picture. Another significant downturn in oil prices reduced capital investment but also reduced consumers’ energy and gasoline costs.

In the first half of the reporting period, US equity market performance was greatly affected by expectations of when, and whether, the US Federal Reserve (the “Fed”) might raise interest rates—and the impact the Fed’s action might have. Markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased concern about the sustainability of US economic growth. In the fall, markets rallied and the Fed saw enough economic stabilization to finally raise interest rates.

US stocks began 2016 on a negative note. Together with a sharp decline in oil prices, this suggested a global recession might be imminent and caused investors to become decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than had been feared, stocks rallied sharply in late February and March. Additionally, oil prices strengthened modestly on the back of a weaker US dollar and as Saudi Arabia and Russia considered a freeze on their oil output. Overall, US equity markets were mixed, with the S&P 500 Index, considered representative of the performance of the US stock market, finishing the reporting period modestly higher.

3

PYZ	Manager’s Analysis
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

As an index fund, the PowerShares DWA Basic Materials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The basic materials companies that comprise the Index are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the basic materials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the basic materials sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 2.47%. On a net asset value (“NAV”) basis, the Fund returned 2.32%. During the same time period, the Index returned 3.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned (4.30)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the diversified chemicals sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection in the diversified chemicals and steel sub industries as well as being overweight in the specialized real estate investment trust (“REIT”) and specialty chemicals sub-industries.

For the fiscal year ended April 30, 2016, the steel sub-industry contributed most significantly to the Fund’s return, followed by the industrial gases and gold sub-industries, respectively. The commodity chemicals sub-industry detracted most significantly from the Fund’s return, followed by the fertilizers & agricultural chemicals and oil & gas refining & marketing sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Airgas, Inc., an industrial gases company (no longer held at fiscal year-end), and United States Steel Corp., a steel company (portfolio average weight of 0.58%). Positions that detracted most significantly from the Fund’s return included Westlake Chemical Corp., a commodity chemicals company (no longer held at fiscal year-end), and Green Plains, Inc., an oil & gas refining & marketing company (no longer held at fiscal year-end).

4

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Specialty Chemicals	41.2
Steel	14.5
Paper Packaging	6.3
Industrial Gases	5.9
Gold	5.0
Commodity Chemicals	4.3
Aluminum	4.0
Diversified Metals & Mining	4.0
Diversified Chemicals	3.8
Fertilizers & Agricultural Chemicals	3.5
Silver	2.9
Paper Products	1.3
Forest Products	1.1
Precious Metals & Minerals	1.1
Oil & Gas Equipment & Services	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Ashland, Inc.	4.8
W.R. Grace & Co.	4.6
LyondellBasell Industries NV, Class A	4.3
PPG Industries, Inc.	4.1
Eastman Chemical Co.	3.9
International Flavors & Fragrances, Inc.	3.7
Monsanto Co.	3.5
Air Products & Chemicals, Inc.	3.5
Newmont Mining Corp.	3.2
Avery Dennison Corp.	3.2
Total	38.8

*	Excluding money market fund holdings.

5

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical Leaders Index††	3.01%	9.74%	32.15%	8.09%	47.53%	10.62%	162.28%
S&P 500® Materials Index	(4.30)	8.24	26.82	5.38	29.98	6.49	82.36
Fund
NAV Return	2.32	9.02	29.56	7.32	42.36	9.71	142.19
Market Price Return	2.47	9.12	29.92	7.33	42.41	9.72	142.42

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Basic Materials Technical Leaders Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

6

PEZ	Manager’s Analysis
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

As an index fund, the PowerShares DWA Consumer Cyclicals Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The consumer cyclicals companies that comprise the Index are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the consumer cyclicals sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the consumer discretionary sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (7.76)%. On a net asset value (“NAV”) basis, the Fund returned (7.73)%. During the same time period, the Index returned (7.14)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 6.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index as well as to that of the broader-based market benchmarks. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the apparel retail, media and restaurant subindustries.

For the fiscal year ended April 30, 2016, the leisure facilities sub-industry contributed most significantly to the Fund’s return, followed by the footwear and automotive retail sub-industries, respectively. The department stores sub-industry detracted most significantly from the Fund’s return, followed by the hotels resorts & cruise lines and apparel accessories & luxury goods sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Hawaiian Holdings, Inc., an airlines company (portfolio average weight of 2.21%), and O’Reilly Automotive, Inc., an automotive retail company (portfolio average weight of 5.80%). Positions that detracted most significantly from the Fund’s return included Dillard’s, Inc. Class A, a department stores company (no longer held at fiscal year-end), and Nexstar Broadcasting Group, Inc. Class A, a broadcasting company (no longer held at fiscal year-end).

7

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Apparel Retail	12.8
Airlines	11.5
Restaurants	11.3
Automotive Retail	7.9
Footwear	7.9
Auto Parts & Equipment	6.9
Specialty Stores	6.3
Home Entertainment Software	5.1
Leisure Facilities	4.1
Apparel, Accessories & Luxury Goods	3.3
Cable & Satellite	3.1
Home Improvement Retail	2.8
Movies & Entertainment	2.7
Household Appliances	2.4
Hypermarkets & Super Centers	2.4
Tires & Rubber	2.1
Distributors	2.0
Internet Retail	1.9
Casinos & Gaming	1.8
Consumer Electronics	1.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
O’Reilly Automotive, Inc.	4.4
Skechers U.S.A., Inc., Class A	4.1
NIKE, Inc., Class B	3.8
Domino’s Pizza, Inc.	3.7
Tractor Supply Co.	3.7
AutoZone, Inc.	3.5
Hawaiian Holdings, Inc.	3.5
Ross Stores, Inc.	3.4
Alaska Air Group, Inc.	3.4
Electronic Arts, Inc.	3.2
Total	36.7

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

8

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index††	(7.14)%	8.47%	27.62%	10.39%	63.93%	6.80%	87.48%
S&P 500® Consumer Discretionary Index	6.93	15.03	52.19	16.26	112.38	10.19	152.60
Fund
NAV Return	(7.73)	7.75	25.11	9.62	58.32	6.15	76.85
Market Price Return	(7.76)	7.78	25.19	9.63	58.34	6.15	76.87

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

9

PSL	Manager’s Analysis
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

As an index fund, the PowerShares DWA Consumer Staples Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The consumer staples companies that comprise the Index are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail goods and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the consumer staples sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the consumer staples sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 9.67%. On a net asset value (“NAV”) basis, the Fund returned 9.67%. During the same time period, the Index returned 10.38%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 10.86%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the housewares & specialties sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selections in the consumer services sub-industry, being underweight in the household products sub–industry and the fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2016, the tobacco sub-industry contributed most significantly to the Fund’s return, followed by the household products and distillers & vintners sub-industries, respectively. The specialized consumer services sub-industry detracted most significantly from the Fund’s return, followed by the personal products and home furnishings sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Reynolds American, Inc., a tobacco company (portfolio average weight of 4.60%), and Altria Group, Inc., a tobacco company (portfolio average weight of 4.90%). Positions that detracted most significantly from the Fund’s return included Hain Celestial Group, Inc. (The), a packaged foods & meats company (no longer held at fiscal year-end), and Fairway Group Holdings Corp. Class A, a food retail company (no longer held at fiscal year-end).

10

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Packaged Foods & Meats	26.2
Household Products	11.5
Tobacco	10.4
Personal Products	8.6
Soft Drinks	8.2
Distillers & Vintners	7.6
Specialized Consumer Services	5.9
Industrial Machinery	5.5
Agricultural Products	3.0
Internet Software & Services	3.0
Health Care Services	2.6
Brewers	2.0
Environmental & Facilities Services	1.6
Household Appliances	1.6
Education Services	1.4
Food Distributors	0.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Altria Group, Inc.	5.4
Monster Beverage Corp.	5.0
Reynolds American, Inc.	5.0
Church & Dwight Co., Inc.	4.9
Constellation Brands, Inc., Class A	4.7
McCormick & Co., Inc.	3.9
Weight Watchers International, Inc.	3.6
Estee Lauder Cos., Inc. (The), Class A	3.5
Tyson Foods, Inc., Class A	3.3
Dr Pepper Snapple Group, Inc.	3.2
Total	42.5

*	Excluding money market fund holdings.

11

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Staples Technical Leaders Index††	10.38%	14.22%	49.01%	14.64%	97.99%	11.10%	173.38%
S&P 500® Consumer Staples Index	10.86	11.22	37.59	13.72	90.17	10.93	169.21
Fund
NAV Return	9.67	13.50	46.22	13.91	91.80	10.36	156.37
Market Price Return	9.67	13.52	46.30	13.91	91.76	10.36	156.31

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Consumer Staples Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

12

PXI	Manager’s Analysis
PowerShares DWA Energy Momentum Portfolio (PXI)

As an index fund, the PowerShares DWA Energy Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Energy Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The energy companies that comprise the Index are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the energy sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the energy sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (22.05)%. On a net asset value (“NAV”) basis, the Fund returned (22.03)%. During the same time period, the Index returned (21.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned (13.91)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the oil and gas services and integrated oil & gas sub-industries as well as being overweight the exploration & production sub-industry.

For the fiscal year ended April 30, 2016, the oil & gas exploration & production sub-industry contributed most significantly to the Fund’s return, followed by the coal & consumable fuels and integrated oil & gas sub-industries, respectively. The oil & gas refining & marketing sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas storage & transportation and oil & gas equipment & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included SM Energy Co., an oil & gas exploration & production company (portfolio average weight of 0.32%), and Parsley Energy, Inc. Class A, an oil & gas exploration & production company (portfolio average weight of 1.65%). Positions that detracted most significantly from the Fund’s return included SemGroup Corp. Class A, an oil & gas storage & transportation company (no longer held at fiscal year-end), and Cheniere Energy, Inc., an oil & gas storage & transportation company (portfolio average weight of 4.20%).

13

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Oil & Gas Exploration & Production	55.5
Oil & Gas Drilling	10.3
Integrated Oil & Gas	8.8
Oil & Gas Storage & Transportation	7.7
Oil & Gas Equipment & Services	7.5
Oil & Gas Refining & Marketing	6.4
Coal & Consumable Fuels	3.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
SM Energy Co.	4.8
Concho Resources, Inc.	4.4
Whiting Petroleum Corp.	4.3
Pioneer Natural Resources Co.	4.3
Cheniere Energy, Inc.	4.1
Diamondback Energy, Inc.	4.0
WPX Energy, Inc.	3.8
CONSOL Energy, Inc.	3.7
Tesoro Corp.	3.6
Targa Resources Corp.	3.6
Total	40.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical Leaders Index††	(21.47)%	(6.08)%	(17.15)%	(1.40)%	(6.79)%	5.66%	69.19%
S&P 500® Energy Index	(13.91)	(1.98)	(5.83)	(1.01)	(4.93)	4.43	51.29
Fund
NAV Return	(22.03)	(6.70)	(18.77)	(2.08)	(9.98)	5.00	59.28
Market Price Return	(22.05)	(6.68)	(18.73)	(2.09)	(10.04)	5.00	59.36

14

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Energy Technical Leaders Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

15

PFI	Manager’s Analysis
PowerShares DWA Financial Momentum Portfolio (PFI)

As an index fund, the PowerShares DWA Financial Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Financials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the financials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the financial sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (3.08)%. On a net asset value (“NAV”) basis, the Fund returned (3.11)%. During the same time period, the Index returned (2.49)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (1.48)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its shared exposure to the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the retail real estate investment trust (“REIT”) sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the banks sub-industry as well as being underweight in the insurance sub-industries.

For the fiscal year ended April 30, 2016, the specialized REITs sub-industry contributed most significantly to the Fund’s return, followed by the data processing & outsourced services and residential REITs sub-industries, respectively. The thrifts & mortgage finance sub-industry detracted most significantly from the Fund’s return, followed by the consumer finance and property & casualty insurance sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Public Storage, a specialized REITs company (portfolio average weight of 5.43%), and Extra Space Storage, Inc., a specialized REITs company (portfolio average weight of 3.91%). Positions that detracted most significantly from the Fund’s return included MGIC Investment Corp., a thrifts & mortgage finance company (no longer held at fiscal year-end), and CBRE Group, Inc. Class A, a real estate services company (no longer held at fiscal year-end).

16

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Retail REITs	28.2
Specialized REITs	12.7
Residential REITs	12.3
Property & Casualty Insurance	11.5
Regional Banks	10.5
Specialized Finance	5.0
Data Processing & Outsourced Services	4.4
Life & Health Insurance	3.9
Diversified REITs	3.6
Multi-line Insurance	2.3
Diversified Banks	2.1
Industrial REITs	1.7
Office REITs	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
General Growth Properties, Inc. REIT	4.7
Simon Property Group, Inc. REIT	4.4
Public Storage REIT	4.3
Federal Realty Investment Trust REIT	4.2
Regency Centers Corp. REIT	3.8
Realty Income Corp. REIT	3.5
Extra Space Storage, Inc. REIT	3.4
Macerich Co. (The) REIT	3.3
Markel Corp.	3.2
XL Group PLC	3.0
Total	37.8

*	Excluding money market fund holdings.

17

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical Leaders Index††	(2.49)%	9.26%	30.43%	9.75%	59.21%	3.73%	41.87%
S&P 500® Financials Index	(1.48)	9.67	31.89	9.39	56.60	(2.20)	(19.15)
Fund
NAV Return	(3.11)	8.50	27.74	8.97	53.63	2.94	31.85
Market Price Return	(3.08)	8.55	27.89	8.99	53.76	2.95	31.95

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.85% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Financials Technical Leaders Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

18

PTH	Manager’s Analysis
PowerShares DWA Healthcare Momentum Portfolio (PTH)

As an index fund, the PowerShares DWA Healthcare Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Healthcare Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The health care companies that comprise the Index are principally engaged in the business of providing health care-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the health care sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the health care sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (23.18)%. On a net asset value (“NAV”) basis, the Fund returned (23.18)%. During the same time period, the Index returned (22.56)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned (1.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the biotechnology sub-industry as well as stock selection in the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2016, the health care equipment sub-industry contributed most significantly to the Fund’s return, followed by the health care services and health care supplies sub-industries, respectively. The biotechnology sub-industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals and life sciences tools & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Amedisys, Inc., a health care services company (portfolio average weight of 1.45%), and West Pharmaceutical Services, Inc., a health care supplies company (portfolio average weight of 2.28%). Positions that detracted most significantly from the Fund’s return included Anacor Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end), and Alkermes PLC, a biotechnology company (no longer held at fiscal year-end).

19

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Health Care Equipment	27.2
Biotechnology	17.2
Life Sciences Tools & Services	13.0
Health Care Supplies	12.7
Managed Health Care	9.7
Health Care Facilities	8.4
Pharmaceuticals	8.1
Health Care Services	3.8
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Cooper Cos., Inc. (The)	4.4
Becton, Dickinson and Co.	4.2
Boston Scientific Corp.	4.2
Ligand Pharmaceuticals, Inc.	4.0
UnitedHealth Group, Inc.	3.9
Amedisys, Inc.	3.8
West Pharmaceutical Services, Inc.	3.7
HCA Holdings, Inc.	3.6
BioMarin Pharmaceutical, Inc.	3.6
Aetna, Inc.	3.6
Total	39.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical Leaders Index††	(22.56)%	5.45%	17.27%	8.21%	48.33%	7.16%	93.55%
S&P 500® Health Care Index	(1.08)	15.65	54.69	16.84	117.76	10.19	152.57
Fund
NAV Return	(23.18)	4.69	14.75	7.43	43.10	6.37	80.40
Market Price Return	(23.18)	4.73	14.87	7.40	42.87	6.37	80.28

20

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Healthcare Technical Leaders Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

21

PRN	Manager’s Analysis
PowerShares DWA Industrials Momentum Portfolio (PRN)

As an index fund, the PowerShares DWA Industrials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Industrials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The industrial companies that comprise the Index are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the industrials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the industrials sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (3.26)%. On a net asset value (“NAV”) basis, the Fund returned (3.24)%. During the same time period, the Index returned (2.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 4.15%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the building products sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in railroads and air freight & logistics sub-industries as well as being overweight in the software and IT services sub-industries.

For the fiscal year ended April 30, 2016, the building products sub-industry contributed most significantly to the Fund’s return, followed by the aerospace & defense and IT consulting & other services sub-industries, respectively. The railroads sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas equipment & services and research & consulting services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Lockheed Martin Corp., an aerospace & defense company (portfolio average weight of 4.68%), and A.O. Smith Corp., a building products company (portfolio average weight of 3.00%). Positions that detracted most significantly from the Fund’s return included Nuverra Environmental Solutions, Inc., an oil & gas equipment & services company (no longer held at fiscal year-end), and CSX Corp., a railroads company (no longer held at fiscal year-end).

22

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Aerospace & Defense	20.4
Building Products	12.4
Industrial Conglomerates	11.3
IT Consulting & Other Services	6.9
Data Processing & Outsourced Services	5.6
Specialty Chemicals	5.4
Industrial Machinery	4.8
Electrical Components & Equipment	4.8
Construction Materials	4.6
Leisure Products	3.3
Diversified Support Services	3.2
Health Care Services	2.4
Construction & Engineering	2.0
Commercial Printing	1.8
Electronic Components	1.8
Trading Companies & Distributors	1.7
Agricultural & Farm Machinery	1.6
Application Software	1.5
Distributors	1.3
Internet Software & Services	1.2
Commodity Chemicals	1.1
Air Freight & Logistics	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
TransDigm Group, Inc.	5.5
Sherwin-Williams Co. (The)	5.4
Lockheed Martin Corp.	4.9
AMETEK, Inc.	4.8
Roper Technologies, Inc.	4.4
A.O. Smith Corp.	4.0
Accenture PLC, Class A	3.6
Danaher Corp.	3.5
Raytheon Co.	2.6
Lennox International, Inc.	2.5
Total	41.2

*	Excluding money market fund holdings.

23

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical Leaders Index††	(2.60)%	8.24%	26.80%	8.62%	51.20%	7.83%	105.47%
S&P 500® Industrials Index	4.15	13.25	45.25	10.36	63.68	7.11	92.77
Fund
NAV Return	(3.24)	7.51	24.28	7.69	44.84	6.93	89.66
Market Price Return	(3.26)	7.53	24.35	7.68	44.79	6.94	89.74

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Industrials Technical Leaders Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

24

PTF	Manager’s Analysis
PowerShares DWA Technology Momentum Portfolio (PTF)

As an index fund, the PowerShares DWA Technology Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Technology Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The technology companies that comprise the Index are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the technology sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the technology sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned (10.41)%. On a net asset value (“NAV”) basis, the Fund returned (10.43)%. During the same time period, the Index returned (9.87)%. During the fiscal year, the Fund attempted to fully replicate the components of the Index, subject to restrictions associated with being a diversified fund. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned (0.10)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the telecommunication services and semiconductor & semiconductor equipment sub-industries and being overweight in the telecommunications services and health care technology sub-industries.

For the fiscal year ended April 30, 2016, the data processing & outsourced services sub-industry contributed most significantly to the Fund’s return, followed by the specialized real estate investment trust (“REIT”) and application software sub-industries, respectively. The semiconductor equipment sub-industry detracted most significantly from the Fund’s return, followed by the systems software and alternative carriers sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Facebook, Inc. Class A, an internet software & services company (portfolio average weight of 3.56%), and Heartland Payment Systems, Inc., a data processing & outsourced services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included SunEdison, Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and Straight Path Communications, Inc. Class B, an alternative carriers company (no longer held at fiscal year-end).

25

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Application Software	29.0
Semiconductors	13.3
Internet Software & Services	11.1
IT Consulting & Other Services	8.3
Specialized REITs	6.2
Alternative Carriers	5.9
Data Processing & Outsourced Services	5.8
Electronic Components	5.6
Communications Equipment	5.1
Technology Distributors	3.8
Technology Hardware, Storage & Peripherals	2.2
Systems Software	2.0
Integrated Telecommunication Services	1.7
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Amphenol Corp., Class A	5.6
Ellie Mae, Inc.	5.5
Ultimate Software Group, Inc. (The)	5.3
Facebook, Inc., Class A	4.5
Equinix, Inc. REIT	3.8
Computer Sciences Corp.	3.7
VeriSign, Inc.	3.7
Intuit, Inc.	3.6
Cadence Design Systems, Inc.	3.6
Adobe Systems, Inc.	3.4
Total	42.7

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical Leaders Index††	(9.87)%	8.54%	27.87%	6.62%	37.79%	4.63%	54.08%
S&P 500® Information Technology Index	(0.10)	14.54	50.29	11.86	75.11	8.89	125.62
Fund
NAV Return	(10.43)	7.76	25.15	5.84	32.84	3.89	43.95
Market Price Return	(10.41)	7.86	25.49	5.85	32.89	3.89	43.95

26

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright® Technology Technical Leaders Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

27

PUI	Manager’s Analysis
PowerShares DWA Utilities Momentum Portfolio (PUI)

As an index fund, the PowerShares DWA Utilities Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Utilities Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The utilities companies that comprise the Index may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the utilities sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the utilities sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 14.81%. On a net asset value (“NAV”) basis, the Fund returned 14.86%. During the same time period, the Index returned 15.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 13.67%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 230 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection in the internet software & services sub-industry as well as being overweight in the oil & gas exploration sub-industry.

For the fiscal year ended April 30, 2016, the multi-utilities sub-industry contributed most significantly to the Fund’s return, followed by the electric utilities and gas utilities sub-industries, respectively. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas storage & transportation and integrated telecommunication services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included NiSource, Inc., a multi-utilities company (no longer held at fiscal year-end), and Atmos Energy Corp., a gas utilities company (portfolio average weight of 3.02%). Positions that detracted most significantly from the Fund’s return included EQT Corp., an oil & gas exploration & production company (no longer held at fiscal year-end), and Energen Corp., an oil & gas exploration & production company (no longer held at fiscal year-end).

28

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Electric Utilities	32.7
Multi-Utilities	31.8
Gas Utilities	14.7
Integrated Telecommunication Services	7.5
Water Utilities	6.5
Oil & Gas Storage & Transportation	3.6
Independent Power Producers & Energy Traders	3.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
American Water Works Co., Inc.	4.0
Duke Energy Corp.	4.0
Westar Energy, Inc.	3.8
Sempra Energy	3.7
WEC Energy Group, Inc.	3.7
SCANA Corp.	3.7
Atmos Energy Corp.	3.6
ONEOK, Inc.	3.6
DTE Energy Co.	3.6
CMS Energy Corp.	3.5
Total	37.2

*	Excluding money market fund holdings.

29

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical Leaders Index†	15.53%	11.75%	39.54%	11.72%	74.08%	8.22%	120.37%	8.62%	138.61%
S&P 500® Utilities Index	13.67	9.38	30.86	12.23	78.07	8.66	129.45	8.58	137.68
Fund
NAV Return	14.86	11.03	36.86	10.84	67.28	7.43	104.80	7.83	120.82
Market Price Return	14.81	11.05	36.97	10.81	67.05	7.43	104.75	7.83	120.92

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2017. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Utilities Technical Leaders Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2016.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

30

PNQI	Manager’s Analysis
PowerShares NASDAQ Internet Portfolio (PNQI)

As an index fund, the PowerShares NASDAQ Internet Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of Internet software and service companies that comprise the Index. These companies include those involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects constituents for the Index, which is designed to track the performance of the largest and most liquid U.S.-listed companies that are involved in Internet-related business. In order to be eligible for inclusion in the Index, in addition to being engaged in Internet-related business, a security must: be listed on NASDAQ, the NYSE or the NYSE MKT; have a minimum market capitalization of $200 million; have a minimum three-month average daily trading volume of 100,000 shares; have a minimum closing price of $3.00; be issued by a company that has not entered into a definitive agreement or other arrangement that would likely result in the security no longer being Index eligible; and may not be issued by a company currently in bankruptcy proceedings or that has annual financial statements with an audit opinion that is currently withdrawn. The Index Provider weights securities included in the Index according to a modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2016, on a market price basis, the Fund returned 5.79%. On a net asset value (“NAV”) basis, the Fund returned 5.81%. During the same time period, the Index returned 6.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned (0.41)%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 110 securities. The Fund provided this additional comparative benchmark because of its recognition in the marketplace and to help investors better understand how the investment results of the Fund compares to the performance of a broad-based market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund contains a set of companies engaged in Internet-related businesses, whereas the Benchmark Index consists of the approximately 100 largest non-financial companies listed on the NASDAQ Stock Market.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to the technology hardware storage & peripherals sub-industry and to the internet retail sub-industry.

For the fiscal year ended April 30, 2016, the internet retail sub-industry contributed most significantly to the Fund’s return, followed by the specialized real estate investment trust (“REIT”) sub-industry. The internet software & services sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 8.68%), and Facebook, Inc. Class A, an information technology company (portfolio average weight of 8.69%). Positions that detracted most significantly from the Fund’s return included Twitter, Inc., an information technology company (portfolio average weight of 3.18%), and JD.com, Inc. Sponsored ADR Class A, a consumer discretionary company (portfolio average weight of 4.02%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2016
Internet Software & Services	59.2
Internet Retail	36.0
Specialized REITs	4.1
Alternative Carriers	0.4
Casinos & Gaming	0.1
Application Software	0.1
Wireless Telecommunication Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

31

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2016
Security
Amazon.com, Inc.	8.9
Baidu, Inc., Class A ADR	8.4
Facebook, Inc., Class A	8.2
Priceline Group, Inc. (The)	8.0
Alphabet, Inc., Class C	7.4
Yahoo!, Inc.	4.3
Equinix, Inc. REIT	4.1
eBay, Inc.	3.9
JD.Com, Inc., Class A ADR	3.7
Netflix, Inc.	3.6
Total	60.5

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ Internet IndexSM	6.39%	19.04%	68.70%	13.65%	89.63%	16.48%	232.87%
NASDAQ-100® Index	(0.41)	16.06	56.33	13.98	92.34	12.04	145.04
Fund
NAV Return	5.81	18.39	65.94	13.09	84.97	15.87	219.39
Market Price Return	5.79	18.38	65.88	13.06	84.74	15.63	214.24

32

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

33

Schedule of Investments(a)

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

April 30, 2016

Number of Shares		Value
	Common Stocks—99.9%
	Aluminum—4.0%
398,849	Century Aluminum Co.(b)	$3,517,848
33,856	Kaiser Aluminum Corp.	3,210,565

		6,728,413

	Commodity Chemicals—4.3%
87,289	LyondellBasell Industries NV, Class A	7,216,182

	Diversified Chemicals—3.8%
84,940	Eastman Chemical Co.	6,487,717

	Diversified Metals & Mining—4.0%
34,730	Compass Minerals International, Inc.	2,603,361
292,893	Freeport-McMoRan, Inc.	4,100,502

		6,703,863

	Fertilizers & Agricultural Chemicals—3.5%
63,240	Monsanto Co.	5,924,323

	Forest Products—1.1%
114,890	Louisiana-Pacific Corp.(b)	1,953,130

	Gold—5.0%
152,635	Newmont Mining Corp.	5,337,646
48,491	Royal Gold, Inc.	3,036,506

		8,374,152

	Industrial Gases—5.9%
40,477	Air Products & Chemicals, Inc.	5,905,189
34,410	Praxair, Inc.	4,041,799

		9,946,988

	Oil & Gas Equipment & Services—1.0%
69,263	US Silica Holdings, Inc.	1,769,670

	Paper Packaging—6.3%
73,107	Avery Dennison Corp.	5,308,299
121,642	International Paper Co.	5,263,449

		10,571,748

	Paper Products—1.3%
32,667	Neenah Paper, Inc.	2,126,295

	Precious Metals & Minerals—1.1%
152,464	Stillwater Mining Co.(b)	1,860,061

	Silver—2.9%
594,890	Coeur Mining, Inc.(b)	4,818,609

	Specialty Chemicals—41.2%
58,273	Albemarle Corp.	3,855,342
72,796	Ashland, Inc.	8,124,034
24,247	Balchem Corp.	1,487,796
57,174	Celanese Corp., Series A	4,042,202
48,112	Chemtura Corp.(b)	1,339,919
42,467	Ecolab, Inc.	4,882,856
59,760	H.B. Fuller Co.	2,672,467
45,069	Innospec, Inc.	2,179,537
52,139	International Flavors & Fragrances, Inc.	6,229,046
43,768	Minerals Technologies, Inc.	2,621,703
9,363	NewMarket Corp.	3,801,940
117,991	PolyOne Corp.	4,245,316
63,052	PPG Industries, Inc.	6,960,310
24,668	Quaker Chemical Corp.	2,196,932

Number of Shares		Value
	Common Stocks (continued)
	Specialty Chemicals (continued)
69,317	RPM International, Inc.	$3,502,588
51,774	Sensient Technologies Corp.	3,481,801
102,185	W.R. Grace & Co.(b)	7,835,546

		69,459,335

	Steel—14.5%
639,413	AK Steel Holding Corp.(b)	2,992,453
155,311	Allegheny Technologies, Inc.	2,537,782
22,390	Reliance Steel & Aluminum Co.	1,656,188
81,347	Schnitzer Steel Industries, Inc., Class A	1,677,375
185,822	Steel Dynamics, Inc.	4,684,573
307,279	SunCoke Energy, Inc.	2,283,083
143,290	TimkenSteel Corp.	1,825,515
193,756	United States Steel Corp.	3,702,677
83,943	Worthington Industries, Inc.	3,168,848

		24,528,494

	Total Common Stocks (Cost $154,435,729)	168,468,980

	Money Market Fund—0.1%
92,468	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $92,468)	92,468

	Total Investments (Cost $154,528,197)—100.0%	168,561,448
	Other assets less liabilities—(0.0)%	(64,028)

	Net Assets—100.0%	$168,497,420

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Airlines—11.5%
44,536	Alaska Air Group, Inc.	$3,136,671
62,240	Delta Air Lines, Inc.	2,593,541
77,277	Hawaiian Holdings, Inc.(b)	3,251,043
36,509	United Continental Holdings, Inc.(b)	1,672,477

		10,653,732

	Apparel Retail—12.8%
45,896	Foot Locker, Inc.	2,819,850
38,084	L Brands, Inc.	2,981,597
55,858	Ross Stores, Inc.	3,171,617
38,432	TJX Cos., Inc. (The)	2,913,914

		11,886,978

	Apparel, Accessories & Luxury Goods—3.3%
36,058	G-III Apparel Group Ltd.(b)	1,631,624
83,927	Vera Bradley, Inc.(b)	1,472,080

		3,103,704

	Auto Parts & Equipment—6.9%
22,719	Drew Industries, Inc.	1,472,873
19,672	Lear Corp.	2,264,837
33,989	Visteon Corp.	2,707,904

		6,445,614

	Automotive Retail—7.9%
4,269	AutoZone, Inc.(b)	3,266,767
15,555	O’Reilly Automotive, Inc.(b)	4,085,987

		7,352,754

	Cable & Satellite—3.1%
13,733	Charter Communications, Inc., Class A(b)	2,914,692

	Casinos & Gaming—1.8%
165,976	Scientific Games Corp., Class A(b)	1,646,482

	Consumer Electronics—1.7%
23,965	Universal Electronics, Inc.(b)	1,591,516

	Distributors—2.0%
22,638	Core-Mark Holding Co., Inc.	1,848,619

	Footwear—7.9%
59,862	NIKE, Inc., Class B	3,528,266
114,916	Skechers U.S.A., Inc., Class A(b)	3,797,974

		7,326,240

	Home Entertainment Software—5.1%
48,511	Electronic Arts, Inc.(b)	3,000,406
52,028	Take-Two Interactive Software, Inc.(b)	1,778,317

		4,778,723

	Home Improvement Retail—2.8%
19,734	Home Depot, Inc. (The)	2,642,185

	Household Appliances—2.4%
12,992	Whirlpool Corp.	2,262,427

	Hypermarkets & Super Centers—2.4%
14,849	Costco Wholesale Corp.	2,199,582

	Internet Retail—1.9%
44,030	Liberty Ventures, Series A(b)	1,761,200

Number of Shares		Value
	Common Stocks (continued)
	Leisure Facilities—4.1%
35,305	Six Flags Entertainment Corp.	$2,120,065
12,738	Vail Resorts, Inc.	1,651,355

		3,771,420

	Movies & Entertainment—2.7%
23,934	Walt Disney Co. (The)	2,471,425

	Restaurants—11.3%
14,806	Cracker Barrel Old Country Store, Inc.	2,167,747
28,466	Domino’s Pizza, Inc.	3,440,970
29,592	Papa John’s International, Inc.	1,674,611
77,005	Ruth’s Hospitality Group, Inc.	1,222,839
57,664	Sonic Corp.	1,981,912

		10,488,079

	Specialty Stores—6.3%
36,102	Tractor Supply Co.	3,417,415
11,682	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	2,433,127

		5,850,542

	Tires & Rubber—2.1%
68,356	Goodyear Tire & Rubber Co. (The)	1,980,273

	Total Common Stocks (Cost $94,610,217)	92,976,187

	Money Market Fund—0.1%
106,692	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $106,692)	106,692

	Total Investments (Cost $94,716,909)—100.1%	93,082,879
	Other assets less liabilities—(0.1)%	(118,484)

	Net Assets—100.0%	$92,964,395

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Products—3.0%
78,537	Ingredion, Inc.	$9,038,823

	Brewers—2.0%
63,830	Molson Coors Brewing Co., Class B	6,104,063

	Distillers & Vintners—7.6%
88,365	Brown-Forman Corp., Class B	8,511,317
89,777	Constellation Brands, Inc., Class A	14,010,598

		22,521,915

	Education Services—1.4%
62,060	Bright Horizons Family Solutions, Inc.(b)	4,072,377

	Environmental & Facilities Services—1.6%
178,913	Rollins, Inc.	4,807,392

	Food Distributors—0.9%
93,337	SpartanNash Co.	2,585,435

	Health Care Services—2.6%
29,497	Chemed Corp.	3,828,121
76,119	Providence Service Corp. (The)(b)	3,793,771

		7,621,892

	Household Appliances—1.6%
47,922	Helen of Troy Ltd.(b)	4,769,677

	Household Products—11.5%
157,287	Church & Dwight Co., Inc.	14,580,505
82,863	Colgate-Palmolive Co.	5,876,644
43,852	Kimberly-Clark Corp.	5,489,832
49,013	Spectrum Brands Holdings, Inc.	5,567,877
27,297	WD-40 Co.	2,792,483

		34,307,341

	Industrial Machinery—5.5%
59,401	Snap-on, Inc.	9,461,391
62,083	Stanley Black & Decker, Inc.	6,948,330

		16,409,721

	Internet Software & Services—3.0%
106,862	Stamps.com, Inc.(b)	8,801,154

	Packaged Foods & Meats—26.2%
70,707	Calavo Growers, Inc.	4,042,319
91,566	Cal-Maine Foods, Inc.	4,647,890
221,502	Hormel Foods Corp.	8,538,902
43,937	J & J Snack Foods Corp.	4,443,349
51,041	JM Smucker Co. (The)	6,481,186
66,040	John B. Sanfilippo & Son, Inc.	3,653,993
89,142	Kellogg Co.	6,846,997
121,635	McCormick & Co., Inc.	11,406,930
267,201	Pilgrim’s Pride Corp.(b)	7,190,379
88,710	Pinnacle Foods, Inc.	3,778,159
95,279	Post Holdings, Inc., Class A(b)	6,844,844
150,571	Tyson Foods, Inc., Class A	9,910,583

		77,785,531

	Personal Products—8.6%
891,002	Avon Products, Inc.	4,196,619
143,285	Coty, Inc., Class A	4,355,864
109,372	Estee Lauder Cos., Inc. (The), Class A	10,485,494

Number of Shares		Value
	Common Stocks (continued)
	Personal Products (continued)
112,711	Herbalife Ltd.(b)	$6,531,603

		25,569,580

	Soft Drinks—8.2%
104,571	Dr Pepper Snapple Group, Inc.	9,506,550
102,784	Monster Beverage Corp.(b)	14,823,508

		24,330,058

	Specialized Consumer Services—5.9%
179,509	ServiceMaster Global Holdings, Inc.(b)	6,878,785
812,119	Weight Watchers International, Inc.(b)	10,516,941

		17,395,726

	Tobacco—10.4%
256,991	Altria Group, Inc.	16,115,906
298,545	Reynolds American, Inc.	14,807,832

		30,923,738

	Total Common Stocks (Cost $287,932,387)	297,044,423

	Money Market Fund—0.1%
237,677	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $237,677)	237,677

	Total Investments (Cost $288,170,064)—100.1%	297,282,100
	Other assets less liabilities—(0.1)%	(212,081)

	Net Assets—100.0%	$297,070,019

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares DWA Energy Momentum Portfolio (PXI)

April 30, 2016

Number of Shares		Value
	Common Stocks—99.9%
	Coal & Consumable Fuels—3.7%
303,482	CONSOL Energy, Inc.	$4,567,404

	Integrated Oil & Gas—8.8%
35,364	Chevron Corp.	3,613,494
36,961	Exxon Mobil Corp.	3,267,352
54,159	Occidental Petroleum Corp.	4,151,287

		11,032,133

	Oil & Gas Drilling—10.3%
274,333	Atwood Oceanics, Inc.	2,650,057
131,838	Diamond Offshore Drilling, Inc.	3,198,390
52,952	Helmerich & Payne, Inc.	3,501,186
181,052	Patterson-UTI Energy, Inc.	3,575,777

		12,925,410

	Oil & Gas Equipment & Services—7.5%
41,099	Dril-Quip, Inc.(b)	2,664,037
92,633	Halliburton Co.	3,826,669
192,578	RPC, Inc.	2,911,780

		9,402,486

	Oil & Gas Exploration & Production—55.5%
416,477	Bill Barrett Corp.(b)	3,315,157
99,206	Carrizo Oil & Gas, Inc.(b)	3,508,916
47,281	Concho Resources, Inc.(b)	5,492,634
57,505	Diamondback Energy, Inc.(b)	4,978,783
45,136	EOG Resources, Inc.	3,729,136
99,874	Newfield Exploration Co.(b)	3,620,432
411,029	Oasis Petroleum, Inc.(b)	3,982,871
171,948	Parsley Energy, Inc., Class A(b)	4,027,022
67,567	PDC Energy, Inc.(b)	4,242,532
32,580	Pioneer Natural Resources Co.	5,411,538
205,482	Rice Energy, Inc.(b)	3,556,893
117,560	RSP Permian, Inc.(b)	3,598,512
429,315	Sanchez Energy Corp.(b)	3,859,542
192,598	SM Energy Co.	6,001,354
452,945	Whiting Petroleum Corp.(b)	5,435,340
497,054	WPX Energy, Inc.(b)	4,801,542

		69,562,204

	Oil & Gas Refining & Marketing—6.4%
42,908	Phillips 66	3,523,176
56,905	Tesoro Corp.	4,534,759

		8,057,935

	Oil & Gas Storage & Transportation—7.7%
133,101	Cheniere Energy, Inc.(b)	5,174,967
111,247	Targa Resources Corp.	4,501,054

		9,676,021

	Total Common Stocks (Cost $106,659,733)	125,223,593

Number of Shares		Value
	Money Market Fund—0.1%
87,876	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $87,876)	$87,876

	Total Investments (Cost $106,747,609)—100.0%	125,311,469
	Other assets less liabilities—(0.0)%	(25,016)

	Net Assets—100.0%	$125,286,453

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares DWA Financial Momentum Portfolio (PFI)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Data Processing & Outsourced Services—4.4%
6,591	MasterCard, Inc., Class A	$639,261
8,378	Visa, Inc., Class A	647,117

		1,286,378

	Diversified Banks—2.1%
12,212	Wells Fargo & Co.	610,356

	Diversified REITs—3.6%
19,776	Duke Realty Corp. REIT	432,501
6,651	PS Business Parks, Inc. REIT	636,900

		1,069,401

	Industrial REITs—1.7%
21,708	First Industrial Realty Trust, Inc. REIT	497,982

	Life & Health Insurance—3.9%
31,125	CNO Financial Group, Inc.	571,766
9,897	Torchmark Corp.	572,938

		1,144,704

	Multi-line Insurance—2.3%
11,922	American International Group, Inc.	665,486

	Office REITs—1.7%
10,559	Highwoods Properties, Inc. REIT	493,422

	Property & Casualty Insurance—11.5%
10,498	Allstate Corp. (The)	682,895
8,149	Axis Capital Holdings Ltd.	434,097
4,554	Erie Indemnity Co., Class A	429,852
1,061	Markel Corp.(b)	953,956
27,166	XL Group PLC	889,143

		3,389,943

	Regional Banks—10.5%
7,825	Eagle Bancorp, Inc.(b)	396,727
10,327	Home BancShares, Inc.	443,958
7,652	Pinnacle Financial Partners, Inc.	376,249
4,423	Signature Bank(b)	609,622
14,350	Webster Financial Corp.	525,784
19,876	Western Alliance Bancorp(b)	727,064

		3,079,404

	Residential REITs—12.3%
8,017	Camden Property Trust REIT	647,212
10,238	Education Realty Trust, Inc. REIT	407,165
8,476	Equity LifeStyle Properties, Inc. REIT	580,521
7,606	Equity Residential REIT	517,741
5,567	Mid-America Apartment Communities, Inc. REIT	532,818
7,247	Post Properties, Inc. REIT	415,688
7,866	Sun Communities, Inc. REIT	533,865

		3,635,010

	Retail REITs—28.2%
8,155	Federal Realty Investment Trust REIT	1,240,213
48,944	General Growth Properties, Inc. REIT	1,371,900
12,801	Macerich Co. (The) REIT	973,900
17,226	Realty Income Corp. REIT	1,019,779
15,016	Regency Centers Corp. REIT	1,106,679
6,451	Simon Property Group, Inc. REIT	1,297,748
22,227	Tanger Factory Outlet Centers, Inc. REIT	779,723
13,848	Weingarten Realty Investors REIT	511,268

		8,301,210

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Specialized Finance—5.0%
6,653	MarketAxess Holdings, Inc.	$816,722
6,971	Moody’s Corp.	667,264

		1,483,986

	Specialized REITs—12.7%
21,366	CubeSmart REIT	632,647
6,562	EPR Properties REIT	432,305
11,811	Extra Space Storage, Inc. REIT	1,003,344
5,167	Public Storage REIT	1,264,933
3,799	Sovran Self Storage, Inc. REIT	403,530

		3,736,759

	Total Common Stocks and Other Equity Interests (Cost $28,060,276)	29,394,041

	Money Market Fund—0.2%
65,095	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $65,095)	65,095

	Total Investments (Cost $28,125,371)—100.1%	29,459,136
	Other assets less liabilities—(0.1)%	(41,149)

	Net Assets—100.0%	$29,417,987

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.1%
	Biotechnology—17.2%
32,147	BioMarin Pharmaceutical, Inc.(b)	$2,722,208
23,779	Celgene Corp.(b)	2,458,986
54,695	Emergent BioSolutions, Inc.(b)	2,106,852
24,677	Ligand Pharmaceuticals, Inc.(b)	2,982,709
144,639	OPKO Health, Inc.(b)	1,554,869
134,438	OvaScience, Inc.(b)	1,126,591

		12,952,215

	Health Care Equipment—27.2%
19,478	Becton, Dickinson and Co.	3,141,022
142,656	Boston Scientific Corp.(b)	3,127,019
37,972	Cantel Medical Corp.	2,543,744
34,050	Cynosure, Inc., Class A(b)	1,666,407
36,691	Inogen, Inc.(b)	1,792,722
24,879	Integra LifeSciences Holdings Corp.(b)	1,761,931
4,021	Intuitive Surgical, Inc.(b)	2,518,594
46,173	Masimo Corp.(b)	2,001,600
32,105	Orthofix International NV(b)	1,404,915
367,090	TransEnterix, Inc.(b)	550,635

		20,508,589

	Health Care Facilities—8.4%
71,901	Ensign Group, Inc. (The)	1,622,086
33,937	HCA Holdings, Inc.(b)	2,736,001
40,511	Surgical Care Affiliates, Inc.(b)	1,958,707

		6,316,794

	Health Care Services—3.8%
55,517	Amedisys, Inc.(b)	2,858,570

	Health Care Supplies—12.7%
28,361	Align Technology, Inc.(b)	2,047,381
21,877	Cooper Cos., Inc. (The)	3,348,931
82,945	Spectranetics Corp. (The)(b)	1,410,065
39,197	West Pharmaceutical Services, Inc.	2,790,826

		9,597,203

	Life Sciences Tools & Services—13.0%
21,276	Charles River Laboratories International, Inc.(b)	1,686,549
29,228	PAREXEL International Corp.(b)	1,785,831
50,706	PRA Health Sciences, Inc.(b)	2,406,000
32,449	Quintiles Transnational Holdings, Inc.(b)	2,241,252
61,372	VWR Corp.(b)	1,634,950

		9,754,582

	Managed Health Care—9.7%
24,062	Aetna, Inc.	2,701,441
22,320	UnitedHealth Group, Inc.	2,939,097
18,421	WellCare Health Plans, Inc.(b)	1,657,706

		7,298,244

	Pharmaceuticals—8.1%
186,853	Chelsea Therapeutics International Ltd.(b)	14,948
109,955	Innoviva, Inc.	1,356,845
85,202	Omeros Corp.(b)	1,128,926
34,876	Prestige Brands Holdings, Inc.(b)	1,980,259
92,735	Supernus Pharmaceuticals, Inc.(b)	1,591,333

		6,072,311

	Total Common Stocks (Cost $73,116,734)	75,358,508

Number of Shares		Value
	Money Market Fund—0.1%
106,423	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $106,423)	$106,423

	Total Investments (Cost $73,223,157)—100.2%	75,464,931
	Other assets less liabilities—(0.2)%	(133,167)

	Net Assets—100.0%	$75,331,764

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares DWA Industrials Momentum Portfolio (PRN)

April 30, 2016

Number of Shares		Value
	Common Stocks—99.9%
	Aerospace & Defense—20.4%
7,898	HEICO Corp.	$484,226
7,799	Honeywell International, Inc.	891,192
4,872	Huntington Ingalls Industries, Inc.	705,319
9,136	Lockheed Martin Corp.	2,123,024
4,933	Northrop Grumman Corp.	1,017,480
9,022	Raytheon Co.	1,139,930
10,424	TransDigm Group, Inc.(b)	2,375,317

		8,736,488

	Agricultural & Farm Machinery—1.6%
8,235	Toro Co. (The)	711,916

	Air Freight & Logistics—0.8%
26,195	Air Transport Services Group, Inc.(b)	369,088

	Application Software—1.5%
5,879	Fair Isaac Corp.	627,348

	Building Products—12.4%
22,045	A.O. Smith Corp.	1,702,315
18,360	Fortune Brands Home & Security, Inc.	1,017,328
8,015	Lennox International, Inc.	1,081,624
34,165	Masco Corp.	1,049,207
10,032	Patrick Industries, Inc.(b)	459,967

		5,310,441

	Commercial Printing—1.8%
12,540	Deluxe Corp.	787,261

	Commodity Chemicals—1.1%
10,748	Trinseo SA(b)	459,907

	Construction & Engineering—2.0%
17,809	EMCOR Group, Inc.	863,380

	Construction Materials—4.6%
12,900	Eagle Materials, Inc.	956,148
16,195	US Concrete, Inc.(b)	1,000,203

		1,956,351

	Data Processing & Outsourced Services—5.6%
18,470	Convergys Corp.	489,455
13,009	CSG Systems International, Inc.	577,339
10,351	Fiserv, Inc.(b)	1,011,500
7,420	Syntel, Inc.(b)	315,573

		2,393,867

	Distributors—1.3%
6,482	Pool Corp.	566,592

	Diversified Support Services—3.2%
9,984	Cintas Corp.	896,363
13,103	Healthcare Services Group, Inc.	495,949

		1,392,312

	Electrical Components & Equipment—4.8%
42,490	AMETEK, Inc.	2,043,344

	Electronic Components—1.8%
6,597	Littelfuse, Inc.	768,419

	Health Care Services—2.4%
28,965	AMN Healthcare Services, Inc.(b)	1,028,547

Number of Shares		Value
	Common Stocks (continued)
	Industrial Conglomerates—11.3%
5,630	3M Co.	$942,350
5,247	Carlisle Cos., Inc.	534,669
15,335	Danaher Corp.	1,483,661
10,631	Roper Technologies, Inc.	1,872,013

		4,832,693

	Industrial Machinery—4.8%
9,578	IDEX Corp.	784,438
8,810	Illinois Tool Works, Inc.	920,821
6,622	John Bean Technologies Corp.	345,271

		2,050,530

	Internet Software & Services—1.2%
5,991	Cimpress NV (Netherlands)(b)	526,429

	IT Consulting & Other Services—6.9%
13,513	Accenture PLC, Class A	1,525,888
19,757	Booz Allen Hamilton Holding Corp.	544,701
10,349	Gartner, Inc.(b)	902,122

		2,972,711

	Leisure Products—3.3%
42,814	Smith & Wesson Holding Corp.(b)	934,630
7,340	Sturm Ruger & Co., Inc.	469,980

		1,404,610

	Specialty Chemicals—5.4%
8,139	Sherwin-Williams Co. (The)	2,338,416

	Trading Companies & Distributors—1.7%
5,311	Watsco, Inc.	714,170

	Total Common Stocks (Cost $40,828,881)	42,854,820

	Money Market Fund—0.2%
67,058	Invesco Premier Portfolio—Institutional Class, 0.39%(c) (Cost $67,058)	67,058

	Total Investments (Cost $40,895,939)—100.1%	42,921,878
	Other assets less liabilities—(0.1)%	(45,594)

	Net Assets—100.0%	$42,876,284

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares DWA Technology Momentum Portfolio (PTF)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Alternative Carriers—5.9%
129,267	Cogent Communications Group, Inc.	$5,002,633
111,660	Level 3 Communications, Inc.(b)	5,835,351

		10,837,984

	Application Software—29.0%
65,457	Adobe Systems, Inc.(b)	6,167,358
68,279	Blackbaud, Inc.	4,217,594
282,377	Cadence Design Systems, Inc.(b)	6,548,323
96,046	Ebix, Inc.	4,621,733
120,323	Ellie Mae, Inc.(b)	10,059,003
65,484	Intuit, Inc.	6,606,681
136,679	Paycom Software, Inc.(b)	5,222,505
48,788	Ultimate Software Group, Inc. (The)(b)	9,591,233

		53,034,430

	Communications Equipment—5.1%
137,620	CommScope Holding, Inc.(b)	4,185,024
63,534	Harris Corp.	5,083,356

		9,268,380

	Data Processing & Outsourced Services—5.8%
61,919	Jack Henry & Associates, Inc.	5,017,296
189,248	Sabre Corp.	5,478,730

		10,496,026

	Electronic Components—5.6%
183,016	Amphenol Corp., Class A	10,217,783

	Integrated Telecommunication Services—1.7%
43,181	Atlantic Tele-Network, Inc.	3,105,146

	Internet Software & Services—11.1%
7,517	Alphabet, Inc., Class A(b)	5,321,134
69,733	Facebook, Inc., Class A(b)	8,199,206
77,735	VeriSign, Inc.(b)(c)	6,716,304

		20,236,644

	IT Consulting & Other Services—8.3%
37,031	CACI International, Inc., Class A(b)	3,560,531
82,784	Cognizant Technology Solutions Corp., Class A(b)	4,832,102
206,430	Computer Sciences Corp.	6,839,026

		15,231,659

	Semiconductors—13.3%
169,153	Cirrus Logic, Inc.(b)	6,106,423
75,951	First Solar, Inc.(b)	4,241,104
253,546	MaxLinear, Inc., Class A(b)	4,246,896
86,996	Monolithic Power Systems, Inc.	5,430,290
357,554	NeoPhotonics Corp.(b)	4,287,072

		24,311,785

	Specialized REITs—6.2%
100,947	CyrusOne, Inc. REIT	4,454,791
21,023	Equinix, Inc. REIT	6,944,948

		11,399,739

	Systems Software—2.0%
187,291	Rubicon Project, Inc. (The)(b)	3,627,827

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Technology Distributors—3.8%
96,458	CDW Corp.	$3,713,633
38,953	SYNNEX Corp.	3,216,349

		6,929,982

	Technology Hardware, Storage & Peripherals—2.2%
104,078	Cray, Inc.(b)	3,941,434

	Total Common Stocks and Other Equity Interests (Cost $180,373,586)	182,638,819

	Money Market Fund—0.1%
191,350	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $191,350)	191,350

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $180,564,936)—100.1%	182,830,169

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.0%
18,250	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $18,250)	18,250

	Total Investments (Cost $180,583,186)—100.1%	182,848,419
	Other assets less liabilities—(0.1)%	(225,167)

	Net Assets—100.0%	$182,623,252

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares DWA Utilities Momentum Portfolio (PUI)

April 30, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Electric Utilities—32.7%
67,399	Alliant Energy Corp.	$4,752,977
95,578	American Electric Power Co., Inc.	6,069,203
101,359	Duke Energy Corp.	7,985,062
124,681	Eversource Energy	7,036,996
67,966	IDACORP, Inc.	4,943,167
74,966	MGE Energy, Inc.	3,737,055
58,914	NextEra Energy, Inc.	6,927,108
171,076	PNM Resources, Inc.	5,419,688
113,104	Portland General Electric Co.	4,492,491
146,996	Westar Energy, Inc.	7,586,464
170,629	Xcel Energy, Inc.	6,830,279

		65,780,490

	Gas Utilities—14.7%
101,199	Atmos Energy Corp.	7,341,988
69,691	Chesapeake Utilities Corp.	4,148,008
75,430	ONE Gas, Inc.	4,410,392
66,581	Spire, Inc.	4,258,521
115,626	UGI Corp.	4,652,790
70,445	WGL Holdings, Inc.	4,782,511

		29,594,210

	Independent Power Producers & Energy Traders—3.2%
430,267	NRG Energy, Inc.	6,497,032

	Integrated Telecommunication Services—7.5%
174,943	Consolidated Communications Holdings, Inc.	4,135,652
111,924	Verizon Communications, Inc.	5,701,409
597,734	Windstream Holdings, Inc.	5,188,331

		15,025,392

	Multi-Utilities—31.8%
113,616	Ameren Corp.	5,453,568
82,500	Black Hills Corp.	4,998,675
174,609	CMS Energy Corp.	7,103,094
96,997	Dominion Resources, Inc.	6,932,375
80,311	DTE Energy Co.	7,160,529
84,943	NorthWestern Corp.	4,828,160
107,834	SCANA Corp.	7,407,117
72,459	Sempra Energy	7,488,638
103,401	Vectren Corp.	5,051,139
127,571	WEC Energy Group, Inc.	7,425,908

		63,849,203

	Oil & Gas Storage & Transportation—3.6%
199,308	ONEOK, Inc.	7,204,984

	Water Utilities—6.5%
110,266	American Water Works Co., Inc.	8,022,954
157,645	Aqua America, Inc.	4,991,041

		13,013,995

	Total Common Stocks (Cost $191,955,883)	200,965,306

Number of Shares		Value
	Money Market Fund—0.0%
80,685	Invesco Premier Portfolio—Institutional Class, 0.39%(b) (Cost $80,685)	$80,685

	Total Investments (Cost $192,036,568)—100.0%	201,045,991
	Other assets less liabilities—(0.0)%	(92,875)

	Net Assets—100.0%	$200,953,116

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares NASDAQ Internet Portfolio (PNQI)

April 30, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Alternative Carriers—0.4%
28,264	Cogent Communications Group, Inc.	$1,093,817

	Application Software—0.1%
52,462	NQ Mobile, Inc., Class A ADR (China)(b)(c)	267,556

	Casinos & Gaming—0.1%
17,445	500.com Ltd., Class A ADR (China)(b)(c)	327,791

	Internet Retail—36.0%
21,708	1-800-FLOWERS.COM, Inc., Class A(c)	170,408
37,837	Amazon.com, Inc.(c)	24,956,907
7,211	Blue Nile, Inc.	185,900
215,128	Ctrip.com International Ltd. ADR (China)(c)	9,381,732
70,086	Etsy, Inc.(c)	615,355
86,140	Expedia, Inc., Class A	9,972,428
17,922	FTD Cos., Inc.(c)	498,411
365,421	Groupon, Inc., Class A(b)(c)	1,322,824
406,563	JD.Com, Inc., Class A ADR (China)(c)	10,391,750
20,001	Lands’ End, Inc.(b)(c)	486,624
44,984	Liberty TripAdvisor Holdings, Inc., Series A(c)	992,347
26,376	MakeMyTrip Ltd. (India)(b)(c)	484,263
111,902	Netflix, Inc.(c)	10,074,537
18,389	Nutrisystem, Inc.	404,926
15,776	Overstock.com, Inc.(c)	230,172
12,708	PetMed Express, Inc.(b)	232,556
16,523	Priceline Group, Inc. (The)(c)	22,201,294
40,938	Qunar Cayman Islands Ltd., Class B ADR (China)(b)(c)	1,670,680
21,791	Shutterfly, Inc.(c)	1,001,950
82,817	TripAdvisor, Inc., Class A(c)	5,349,150

		100,624,214

	Internet Software & Services—59.2%
34,299	21Vianet Group, Inc., Class A ADR (China)(c)	691,982
25,507	Actua Corp.(c)	241,806
110,502	Akamai Technologies, Inc.(c)	5,634,497
28,498	Alarm.com Holdings, Inc.(b)(c)	650,039
29,960	Alphabet, Inc., Class C(c)	20,762,580
36,584	Angie’s List, Inc.(b)(c)	320,110
6,564	Autobytel, Inc.(c)	108,962
28,347	Autohome, Inc., Class A ADR (China)(b)(c)	837,937
120,548	Baidu, Inc., Class A ADR (China)(c)	23,422,476
62,131	Bankrate, Inc.(c)	567,877
50,843	Bazaarvoice, Inc.(c)	170,324
18,260	Benefitfocus, Inc.(b)(c)	692,054
25,763	Blucora, Inc.(c)	206,362
17,039	Carbonite, Inc.(c)	128,474
19,594	Cimpress NV (Netherlands)(c)	1,721,725
35,813	comScore, Inc.(c)	1,096,594
34,257	Cornerstone OnDemand, Inc.(c)	1,176,728
20,327	CoStar Group, Inc.(c)	4,010,720
36,117	Criteo SA ADR (France)(c)	1,505,718
23,578	Demandware, Inc.(c)	1,086,474
32,485	DHI Group, Inc.(c)	230,968
64,963	EarthLink Holdings Corp.	377,435
439,191	eBay, Inc.(c)	10,729,436
85,951	Endurance International Group Holdings, Inc.(b)(c)	920,535

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Internet Software & Services (continued)
26,263	Envestnet, Inc.(c)	$824,133
195,525	Facebook, Inc., Class A(c)	22,989,830
31,575	Five9, Inc.(c)	292,069
48,593	GoDaddy, Inc., Class A(c)	1,475,769
53,713	Gogo, Inc.(b)(c)	568,821
35,396	Hortonworks, Inc.(b)(c)	409,532
48,312	IAC/InterActiveCorp.	2,238,778
30,427	j2 Global, Inc.	1,932,723
35,829	LivePerson, Inc.(c)	216,766
15,692	LogMeIn, Inc.(c)	936,812
27,072	Marketo, Inc.(c)	595,313
23,966	Match Group, Inc., Class A(b)(c)	273,212
27,607	MercadoLibre, Inc. (Argentina)	3,447,838
33,810	Mimecast Ltd.(b)(c)	268,790
28,992	Momo, Inc., Class A ADR (China)(b)(c)	476,629
47,163	NetEase, Inc. ADR (China)	6,635,834
30,976	New Relic, Inc.(b)(c)	798,561
41,045	NIC, Inc.	726,907
142,354	Pandora Media, Inc.(b)(c)	1,413,575
81,896	Rackspace Hosting, Inc.(c)	1,872,962
30,954	RetailMeNot, Inc.(c)	260,942
17,412	SciQuest, Inc.(c)	240,634
22,059	Shutterstock, Inc.(b)(c)	904,860
36,468	SINA Corp. (China)(c)	1,826,682
24,174	Sohu.com, Inc. (China)(c)	1,086,138
10,530	SPS Commerce, Inc.(c)	536,293
10,449	Stamps.com, Inc.(b)(c)	860,580
51,695	TrueCar, Inc.(b)(c)	353,594
436,216	Twitter, Inc.(c)	6,377,478
68,439	VeriSign, Inc.(b)(c)	5,913,130
31,405	Web.com Group, Inc.(c)	627,786
23,767	WebMD Health Corp.(c)	1,491,142
29,541	Weibo Corp., Class A ADR (China)(b)(c)	722,868
24,817	Wix.com Ltd. (Israel)(b)(c)	613,476
328,806	Yahoo!, Inc.(c)	12,034,300
169,651	Yandex NV, Class A (Russia)(c)	3,472,756
23,652	YY, Inc., Class A ADR (China)(c)	1,485,819
33,336	Zillow Group, Inc., Class A(b)(c)	834,067

		165,329,212

	Specialized REITs—4.1%
34,419	Equinix, Inc. REIT	11,370,317

	Wireless Telecommunication Services—0.1%
23,246	Boingo Wireless, Inc.(c)	178,762

	Total Common Stocks and Other Equity Interests (Cost $276,099,394)	279,191,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

April 30, 2016

Number of Shares		Value
	Money Market Fund—0.0%
73,510	Invesco Premier Portfolio—Institutional Class, 0.39%(d) (Cost $73,510)	$73,510

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $276,172,904)—100.0%	279,265,179

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.0%
13,941,062	Invesco Liquid Assets Portfolio—Institutional Class, 0.44%(d)(e) (Cost $13,941,062)	13,941,062

	Total Investments (Cost $290,113,966)—105.0%	293,206,241
	Other assets less liabilities—(5.0)%	(14,054,220)

	Net Assets—100.0%	$279,152,021

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

This Fund has holdings greater than 10% of net assets in the following country:

China	21.2%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2016

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)	PowerShares DWA Financial Momentum Portfolio (PFI)
Assets:
Unaffiliated investments, at value(a)	$168,468,980	$92,976,187	$297,044,423	$125,223,593	$29,394,041
Affiliated investments, at value	92,468	106,692	237,677	87,876	65,095

Total investments, at value	168,561,448	93,082,879	297,282,100	125,311,469	29,459,136
Receivables:
Dividends	56,751	64,340	106,767	110,891	17,802
Investments sold	—	2,130,858	—	—	—
Securities lending	—	—	—	—	—
Other assets	3,334	3,333	3,333	3,339	3,333

Total Assets	168,621,533	95,281,410	297,392,200	125,425,699	29,480,271

Liabilities:
Due to custodian	2,754	—	—	—	—
Payables:
Shares repurchased	—	2,130,620	—	—	—
Collateral upon return of securities loaned	—	—	—	—	—
Investments purchased	—	—	—	—	—
Accrued advisory fees	49,448	29,789	91,749	29,547	3,965
Accrued trustees’ and officer’s fees	17,698	16,349	17,192	20,414	15,420
Accrued expenses	54,213	140,257	213,240	89,285	42,899

Total Liabilities	124,113	2,317,015	322,181	139,246	62,284

Net Assets	$168,497,420	$92,964,395	$297,070,019	$125,286,453	$29,417,987

Net Assets Consist of:
Shares of beneficial interest	$186,728,734	$135,375,855	$317,114,437	$223,693,330	$42,230,372
Undistributed net investment income (loss)	118,899	243,228	650,671	140,739	119,151
Undistributed net realized gain (loss)	(32,383,464)	(41,020,658)	(29,807,125)	(117,111,476)	(14,265,301)
Net unrealized appreciation (depreciation)	14,033,251	(1,634,030)	9,112,036	18,563,860	1,333,765

Net Assets	$168,497,420	$92,964,395	$297,070,019	$125,286,453	$29,417,987

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,100,000	2,200,000	5,300,000	3,300,000	1,000,000
Net asset value	$54.35	$42.26	$56.05	$37.97	$29.42

Market price	$54.38	$42.25	$56.05	$37.95	$29.43

Unaffiliated investments, at cost	$154,435,729	$94,610,217	$287,932,387	$106,659,733	$28,060,276

Affiliated investments, at cost	$92,468	$106,692	$237,677	$87,876	$65,095

Total investments, at cost	$154,528,197	$94,716,909	$288,170,064	$106,747,609	$28,125,371

(a) Includes securities on loan with an aggregate value of	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$75,358,508	$42,854,820	$182,638,819	$200,965,306	$279,191,669
106,423	67,058	209,600	80,685	14,014,572

75,464,931	42,921,878	182,848,419	201,045,991	293,206,241

4,739	32,969	36	375,193	15
—	2,270,813	—	—	—
218	—	2,566	—	22,756
3,338	3,333	3,464	3,460	—

75,473,226	45,228,993	182,854,485	201,424,644	293,229,012

—	—	—	—	—

—	2,271,953	—	—	—
—	—	18,250	—	13,941,062
—	—	—	290,453	—
18,802	15,815	57,829	71,417	135,929
19,473	18,019	16,975	16,480	—
103,187	46,922	138,179	93,178	—

141,462	2,352,709	231,233	471,528	14,076,991

$75,331,764	$42,876,284	$182,623,252	$200,953,116	$279,152,021

$176,105,134	$106,115,200	$246,731,649	$206,690,078	$294,346,432
(194,516)	43,628	(100,703)	748,138	(305,621)
(102,820,628)	(65,308,483)	(66,272,927)	(15,494,523)	(17,981,065)
2,241,774	2,025,939	2,265,233	9,009,423	3,092,275

$75,331,764	$42,876,284	$182,623,252	$200,953,116	$279,152,021

1,700,000	950,000	5,050,000	8,000,000	3,650,000
$44.31	$45.13	$36.16	$25.12	$76.48

$44.28	$45.13	$36.16	$25.10	$76.44

$73,116,734	$40,828,881	$180,373,586	$191,955,883	$276,099,394

$106,423	$67,058	$209,600	$80,685	$14,014,572

$73,223,157	$40,895,939	$180,583,186	$192,036,568	$290,113,966

$—	$—	$17,280	$—	$13,502,145

47

Statements of Operations

For the year ended April 30, 2016

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)	PowerShares DWA Financial Momentum Portfolio (PFI)
Investment Income:
Unaffiliated dividend income	$1,229,967	$1,832,764	$3,321,088	$2,486,933	$617,227
Affiliated dividend income	128	281	324	271	21,034
Securities lending income	2,343	—	—	67,461	—
Foreign withholding tax	—	—	—	(1,569)	—

Total Income	1,232,438	1,833,045	3,321,412	2,553,096	638,261

Expenses:
Advisory fees	348,688	925,666	1,218,498	662,794	161,433
Sub-licensing fees	39,903	272,420	346,685	220,726	18,914
Accounting & administration fees	34,829	40,270	51,002	33,761	34,843
Professional fees	29,799	29,297	26,674	36,341	29,450
Trustees’ and officer’s fees	8,868	10,801	11,250	10,211	8,306
Custodian & transfer agent fees	3,693	4,911	5,427	5,532	3,691
Other expenses	16,880	30,637	30,975	31,942	15,384

Total Expenses	482,660	1,314,002	1,690,511	1,001,307	272,021

Less: Waivers	(64,359)	(203,454)	(228,582)	(199,640)	(78,407)

Net Expenses	418,301	1,110,548	1,461,929	801,667	193,614

Net Investment Income (Loss)	814,137	722,497	1,859,483	1,751,429	444,647

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(5,977,212)	(29,432,392)	(20,252,343)	(50,910,143)	(2,918,844)
In-kind redemptions	2,387,494	10,092,059	23,169,463	3,478,311	1,592,378

Net realized gain (loss)	(3,589,718)	(19,340,333)	2,917,120	(47,431,832)	(1,326,466)

Net change in unrealized appreciation (depreciation) on investment securities	9,952,259	(8,257,723)	2,304,927	5,917,263	(271,892)

Net realized and unrealized gain (loss)	6,362,541	(27,598,056)	5,222,047	(41,514,569)	(1,598,358)

Net increase (decrease) in net assets resulting from operations	$7,176,678	$(26,875,559)	$7,081,530	$(39,763,140)	$(1,153,711)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$204,387	$993,897	$861,241	$2,194,477	$786,985
363	166	243	89	82
24,179	—	83,066	518	179,636
—	—	—	—	(7,068)

228,929	994,063	944,550	2,195,084	959,635

986,115	460,439	835,456	328,168	1,469,560
269,330	47,584	235,615	67,178	—
43,090	35,547	38,919	35,618	—
27,596	26,119	26,138	25,029	—
11,976	9,765	10,370	8,230	—
7,199	4,726	4,707	5,403	—
30,804	18,211	23,143	14,851	—

1,376,110	602,391	1,174,348	484,477	1,469,560

(193,107)	(50,019)	(172,025)	(90,759)	(87)

1,183,003	552,372	1,002,323	393,718	1,469,473

(954,074)	441,691	(57,773)	1,801,366	(509,838)

(48,671,598)	(15,407,549)	(33,801,003)	(1,960,344)	(7,241,009)
(10,142,862)	9,325,147	7,554,182	6,614,636	21,043,433

(58,814,460)	(6,082,402)	(26,246,821)	4,654,292	13,802,424

(13,159,154)	(4,408,769)	(4,839,493)	6,605,206	(6,067,975)

(71,973,614)	(10,491,171)	(31,086,314)	11,259,498	7,734,449

$(72,927,688)	$(10,049,480)	$(31,144,087)	$13,060,864	$7,224,611

49

Statements of Changes in Net Assets

For the years ended April 30, 2016 and 2015

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)		PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
	2016	2015	2016	2015
Operations:
Net investment income	$814,137	$755,357	$722,497	$386,759
Net realized gain (loss)	(3,589,718)	2,751,766	(19,340,333)	(264,880)
Net change in unrealized appreciation (depreciation)	9,952,259	(2,563,405)	(8,257,723)	8,042,533

Net increase (decrease) in net assets resulting from operations	7,176,678	943,718	(26,875,559)	8,164,412

Distributions to Shareholders from:
Net investment income	(869,950)	(881,072)	(507,462)	(352,829)

Shareholder Transactions:
Proceeds from shares sold	118,077,520	64,480,821	242,968,038	74,536,962
Value of shares repurchased	(33,968,926)	(80,651,397)	(219,083,505)	(31,639,305)

Net increase (decrease) in net assets resulting from shares transactions	84,108,594	(16,170,576)	23,884,533	42,897,657

Increase (Decrease) in Net Assets	90,415,322	(16,107,930)	(3,498,488)	50,709,240

Net Assets:
Beginning of year	78,082,098	94,190,028	96,462,883	45,753,643

End of year	$168,497,420	$78,082,098	$92,964,395	$96,462,883

Undistributed net investment income at end of year	$118,899	$174,712	$243,228	$28,193

Changes in Shares Outstanding:
Shares sold	2,350,000	1,150,000	5,250,000	1,650,000
Shares repurchased	(700,000)	(1,500,000)	(5,150,000)	(700,000)
Shares outstanding, beginning of year	1,450,000	1,800,000	2,100,000	1,150,000

Shares outstanding, end of year	3,100,000	1,450,000	2,200,000	2,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)		PowerShares DWA Energy Momentum Portfolio (PXI)		PowerShares DWA Financial Momentum Portfolio (PFI)
2016	2015	2016	2015	2016	2015

$1,859,483	$864,493	$1,751,429	$1,997,316	$444,647	$471,546
2,917,120	(478,875)	(47,431,832)	(37,737,229)	(1,326,466)	2,137,855
2,304,927	7,201,245	5,917,263	(11,115,391)	(271,892)	1,494,315

7,081,530	7,586,863	(39,763,140)	(46,855,304)	(1,153,711)	4,103,716

(1,309,748)	(932,548)	(2,409,629)	(2,298,949)	(414,019)	(460,625)

384,038,893	76,936,911	40,220,901	116,145,756	6,051,459	31,087,185
(190,454,068)	(24,616,231)	(55,939,362)	(98,254,563)	(13,512,339)	(32,450,739)

193,584,825	52,320,680	(15,718,461)	17,891,193	(7,460,880)	(1,363,554)

199,356,607	58,974,995	(57,891,230)	(31,263,060)	(9,028,610)	2,279,537

97,713,412	38,738,417	183,177,683	214,440,743	38,446,597	36,167,060

$297,070,019	$97,713,412	$125,286,453	$183,177,683	$29,417,987	$38,446,597

$650,671	$100,936	$140,739	$798,939	$119,151	$88,523

6,850,000	1,500,000	1,100,000	1,950,000	200,000	1,000,000
(3,450,000)	(500,000)	(1,500,000)	(1,800,000)	(450,000)	(1,050,000)
1,900,000	900,000	3,700,000	3,550,000	1,250,000	1,300,000

5,300,000	1,900,000	3,300,000	3,700,000	1,000,000	1,250,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2016 and 2015

	PowerShares DWA Healthcare Momentum Portfolio (PTH)		PowerShares DWA Industrials Momentum Portfolio (PRN)
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(954,074)	$(448,437)	$441,691	$458,986
Net realized gain (loss)	(58,814,460)	4,983,141	(6,082,402)	(8,931,976)
Net change in unrealized appreciation (depreciation)	(13,159,154)	19,902,877	(4,408,769)	8,773,867

Net increase (decrease) in net assets resulting from operations	(72,927,688)	24,437,581	(10,049,480)	300,877

Distributions to Shareholders from:
Net investment income	—	—	(525,854)	(407,957)

Shareholder Transactions:
Proceeds from shares sold	169,070,157	161,411,849	64,488,214	48,061,097
Value of shares repurchased	(199,613,152)	(113,607,415)	(123,450,417)	(105,162,426)

Net increase (decrease) in net assets resulting from shares transactions	(30,542,995)	47,804,434	(58,962,203)	(57,101,329)

Increase (Decrease) in Net Assets	(103,470,683)	72,242,015	(69,537,537)	(57,208,409)

Net Assets:
Beginning of year	178,802,447	106,560,432	112,413,821	169,622,230

End of year	$75,331,764	$178,802,447	$42,876,284	$112,413,821

Undistributed net investment income (loss) at end of year	$(194,516)	$(267,356)	$43,628	$127,791

Changes in Shares Outstanding:
Shares sold	2,800,000	2,900,000	1,400,000	1,000,000
Shares repurchased	(4,200,000)	(2,150,000)	(2,850,000)	(2,250,000)
Shares outstanding, beginning of year	3,100,000	2,350,000	2,400,000	3,650,000

Shares outstanding, end of year	1,700,000	3,100,000	950,000	2,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares DWA Technology Momentum Portfolio (PTF)		PowerShares DWA Utilities Momentum Portfolio (PUI)		PowerShares NASDAQ Internet Portfolio (PNQI)
2016	2015	2016	2015	2016	2015

$(57,773)	$281,613	$1,801,366	$1,020,174	$(509,838)	$(877,964)
(26,246,821)	3,128,715	4,654,292	2,356,747	13,802,424	23,157,779
(4,839,493)	10,043,793	6,605,206	(2,176,606)	(6,067,975)	20,785,790

(31,144,087)	13,454,121	13,060,864	1,200,315	7,224,611	43,065,605

—	(406,069)	(1,178,184)	(982,578)	—	—

288,451,357	48,504,403	198,194,423	11,737,939	136,066,781	65,104,807
(139,271,747)	(50,489,939)	(44,017,408)	(18,663,468)	(80,990,297)	(180,947,163)

149,179,610	(1,985,536)	154,177,015	(6,925,529)	55,076,484	(115,842,356)

118,035,523	11,062,516	166,059,695	(6,707,792)	62,301,095	(72,776,751)

64,587,729	53,525,213	34,893,421	41,601,213	216,850,926	289,627,677

$182,623,252	$64,587,729	$200,953,116	$34,893,421	$279,152,021	$216,850,926

$(100,703)	$(45,530)	$748,138	$124,956	$(305,621)	$(305,444)

7,050,000	1,250,000	8,250,000	500,000	1,750,000	950,000
(3,600,000)	(1,300,000)	(1,800,000)	(800,000)	(1,100,000)	(2,650,000)
1,600,000	1,650,000	1,550,000	1,850,000	3,000,000	4,700,000

5,050,000	1,600,000	8,000,000	1,550,000	3,650,000	3,000,000

53

Financial Highlights

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$53.85	$52.33	$43.38	$38.24	$40.66
Net investment income(a)	0.58	0.43	0.51	0.63	0.47
Net realized and unrealized gain (loss) on investments	0.59	1.57	8.95	5.16	(2.46)
Total from investment operations	1.17	2.00	9.46	5.79	(1.99)
Distributions to shareholders from:
Net investment income	(0.67)	(0.48)	(0.51)	(0.65)	(0.43)
Net asset value at end of year	$54.35	$53.85	$52.33	$43.38	$38.24
Market price at end of year(b)	$54.38	$53.80	$52.31	$43.29	$38.20
Net Asset Value Total Return(c)	2.32%	3.82%	21.97%	15.37%	(4.76)%
Market Price Total Return(c)	2.47%	3.77%	22.18%	15.26%	(4.88)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$168,497	$78,082	$94,190	$80,253	$66,924
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.69%	0.68%	0.72%	0.76%
Net investment income, after Waivers	1.17%	0.79%	1.08%	1.59%	1.33%
Portfolio turnover rate(d)	96%	80%	158%	63%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$45.93	$39.79	$34.19	$29.90	$27.54
Net investment income(a)	0.17	0.27	0.17	0.39	0.18
Net realized and unrealized gain (loss) on investments	(3.71)	6.06	5.63	4.24	2.37
Total from investment operations	(3.54)	6.33	5.80	4.63	2.55
Distributions to shareholders from:
Net investment income	(0.13)	(0.19)	(0.20)	(0.34)	(0.19)
Net asset value at end of year	$42.26	$45.93	$39.79	$34.19	$29.90
Market price at end of year(b)	$42.25	$45.93	$39.74	$34.16	$29.89
Net Asset Value Total Return(c)	(7.73)%	15.91%	16.97%	15.67%	9.41%
Market Price Total Return(c)	(7.76)%	16.06%	16.93%	15.60%	9.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$92,964	$96,463	$45,754	$23,933	$19,437
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.71%	0.81%	0.91%	0.93%	1.19%
Net investment income, after Waivers	0.39%	0.63%	0.42%	1.29%	0.69%
Portfolio turnover rate(d)	139%	114%	236%	130%	88%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

	Year Ended April 30,
	2016	2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$51.43	$43.04		$39.69	$32.61	$31.36
Net investment income(a)	0.43	0.76	(b)	0.66	0.66	0.48
Net realized and unrealized gain on investments	4.54	8.37		3.26	7.13	1.22
Total from investment operations	4.97	9.13		3.92	7.79	1.70
Distributions to shareholders from:
Net investment income	(0.35)	(0.74)		(0.57)	(0.71)	(0.45)
Net asset value at end of year	$56.05	$51.43		$43.04	$39.69	$32.61
Market price at end of year(c)	$56.05	$51.43		$43.03	$39.67	$32.60
Net Asset Value Total Return(d)	9.67%	21.28%		9.93%	24.29%	5.53%
Market Price Total Return(d)	9.67%	21.31%		9.97%	24.27%	5.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$297,070	$97,713		$38,738	$37,708	$39,131
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%		0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.78%		0.79%	0.82%	0.89%
Net investment income, after Waivers	0.76%	1.54	%(b)	1.56%	1.94%	1.54%
Portfolio turnover rate(e)	113%	83%		175%	57%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $5.77 per share owned of Pilgrim’s Pride Corp. on January 28, 2015. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.28 and 0.55%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Energy Momentum Portfolio (PXI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$49.51	$60.41	$48.39	$40.45	$44.63
Net investment income(a)	0.51	0.53	0.34	0.47	0.21
Net realized and unrealized gain (loss) on investments	(11.39)	(10.82)	12.01	8.13	(4.15)
Total from investment operations	(10.88)	(10.29)	12.35	8.60	(3.94)
Distributions to shareholders from:
Net investment income	(0.66)	(0.61)	(0.33)	(0.66)	(0.24)
Net asset value at end of year	$37.97	$49.51	$60.41	$48.39	$40.45
Market price at end of year(b)	$37.95	$49.51	$60.37	$48.36	$40.47
Net Asset Value Total Return(c)	(22.01)%	(17.08)%	25.66%	21.48%	(8.79)%
Market Price Total Return(c)	(22.05)%	(17.02)%	25.66%	21.35%	(8.78)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$125,286	$183,178	$214,441	$137,916	$141,562
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.66%	0.65%
Expenses, prior to Waivers	0.76%	0.74%	0.64%	0.69%	0.66%
Net investment income, after Waivers	1.32%	0.97%	0.65%	1.10%	0.54%
Portfolio turnover rate(d)	119%	109%	198%	80%	107%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares DWA Financial Momentum Portfolio (PFI)

	Year Ended April 30,
	2016	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.76	$27.82		$23.92		$20.08		$20.45
Net investment income(a)	0.42	0.37		0.32		0.35		0.25
Net realized and unrealized gain (loss) on investments	(1.37)	2.92		3.93		3.83		(0.42)
Total from investment operations	(0.95)	3.29		4.25		4.18		(0.17)
Distributions to shareholders from:
Net investment income	(0.39)	(0.35)		(0.35)		(0.34)		(0.20)
Net asset value at end of year	$29.42	$30.76		$27.82		$23.92		$20.08
Market price at end of year(b)	$29.43	$30.76		$27.79		$23.90		$20.07
Net Asset Value Total Return(c)	(3.11)%	11.84%		17.89%		21.07%		(0.66)%
Market Price Total Return(c)	(3.08)%	11.96%		17.86%		21.03%		(0.66)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$29,418	$38,447		$36,167		$20,330		$18,071
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60	%(d)	0.64	%(d)	0.66	%(d)	0.65	%(d)
Expenses, prior to Waivers	0.84%	0.85	%(d)	0.91	%(d)	1.10	%(d)	1.21	%(d)
Net investment income, after Waivers	1.38%	1.24%		1.20%		1.66%		1.33%
Portfolio turnover rate(e)	119%	115%		232%		118%		102%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$57.68	$45.34	$38.76	$32.29	$31.41
Net investment income (loss)(a)	(0.27)	(0.20)	0.00 (b)	0.43	0.02
Net realized and unrealized gain (loss) on investments	(13.10)	12.54	6.73	6.39	0.86
Total from investment operations	(13.37)	12.34	6.73	6.82	0.88
Distributions to shareholders from:
Net investment income	—	—	(0.15)	(0.35)	—
Net asset value at end of year	$44.31	$57.68	$45.34	$38.76	$32.29
Market price at end of year(c)	$44.28	$57.64	$45.34	$38.69	$32.30
Net Asset Value Total Return(d)	(23.18)%	27.22%	17.41%	21.31%	2.80%
Market Price Total Return(d)	(23.18)%	27.13%	17.62%	21.06%	2.74%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$75,332	$178,802	$106,560	$60,071	$37,134
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.70%	0.68%	0.68%	0.74%	0.82%
Net investment income (loss), after Waivers	(0.48)%	(0.38)%	0.01%	1.26%	0.05%
Portfolio turnover rate(e)	200%	151%	278%	93%	99%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Industrials Momentum Portfolio (PRN)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$46.84	$46.47	$36.74	$30.02	$32.47
Net investment income(a)	0.22	0.17	0.19	0.52	0.22
Net realized and unrealized gain (loss) on investments	(1.73)	0.35	9.72	6.89	(2.48)
Total from investment operations	(1.51)	0.52	9.91	7.41	(2.26)
Distributions to shareholders from:
Net investment income	(0.20)	(0.15)	(0.18)	(0.65)	(0.19)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.20)	(0.15)	(0.18)	(0.69)	(0.19)
Net asset value at end of year	$45.13	$46.84	$46.47	$36.74	$30.02
Market price at end of year(b)	$45.13	$46.85	$46.43	$36.72	$30.00
Net Asset Value Total Return(c)	(3.24)%	1.12%	27.01%	25.18%	(6.91)%
Market Price Total Return(c)	(3.26)%	1.23%	26.97%	25.19%	(7.00)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$42,876	$112,414	$169,622	$38,573	$30,017
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.63%	0.65%	0.65%
Expenses, prior to Waivers	0.65%	0.64%	0.66%	0.92%	0.80%
Net investment income, after Waivers	0.48%	0.36%	0.43%	1.65%	0.77%
Portfolio turnover rate(d)	122%	121%	285%	116%	129%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares DWA Technology Momentum Portfolio (PTF)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$40.37	$32.44	$29.14	$27.29	$27.66
Net investment income (loss)(a)	(0.01)	0.17	0.04	0.17	0.01
Net realized and unrealized gain (loss) on investments	(4.20)	8.02	3.32	1.88	(0.38)
Total from investment operations	(4.21)	8.19	3.36	2.05	(0.37)
Distributions to shareholders from:
Net investment income	—	(0.26)	(0.06)	(0.20)	—
Net asset value at end of year	$36.16	$40.37	$32.44	$29.14	$27.29
Market price at end of year(b)	$36.16	$40.36	$32.45	$29.06	$27.28
Net Asset Value Total Return(c)	(10.43)%	25.29%	11.52%	7.59%	(1.34)%
Market Price Total Return(c)	(10.41)%	25.22%	11.86%	7.34%	(1.34)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$182,623	$64,588	$53,525	$32,053	$31,387
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.64%	0.65%	0.65%
Expenses, prior to Waivers	0.70%	0.77%	0.80%	0.89%	0.94%
Net investment income (loss), after Waivers	(0.03)%	0.46%	0.13%	0.63%	0.03%
Portfolio turnover rate(d)	159%	157%	263%	95%	108%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Utilities Momentum Portfolio (PUI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$22.51	$22.49	$19.82	$16.69	$17.12
Net investment income(a)	0.64	0.57	0.47	0.45	0.41
Net realized and unrealized gain (loss) on investments	2.60	(0.01)	2.68	3.14	(0.38)
Total from investment operations	3.24	0.56	3.15	3.59	0.03
Distributions to shareholders from:
Net investment income	(0.63)	(0.54)	(0.48)	(0.46)	(0.46)
Net asset value at end of year	$25.12	$22.51	$22.49	$19.82	$16.69
Market price at end of year(b)	$25.10	$22.50	$22.47	$19.79	$16.66
Net Asset Value Total Return(c)	14.86%	2.48%	16.27%	21.90%	0.26%
Market Price Total Return(c)	14.81%	2.53%	16.35%	21.94%	0.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$200,953	$34,893	$41,601	$42,604	$43,393
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.74%	0.80%	0.77%	0.81%	0.77%
Net investment income, after Waivers	2.74%	2.49%	2.31%	2.54%	2.45%
Portfolio turnover rate(d)	91%	47%	131%	48%	71%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$72.28	$61.62	$46.09	$41.08	$41.37
Net investment income (loss)(a)	(0.16)	(0.21)	(0.27)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	4.36	10.87	15.80	5.04	(0.21)
Total from investment operations	4.20	10.66	15.53	5.03	(0.29)
Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	—
Net asset value at end of year	$76.48	$72.28	$61.62	$46.09	$41.08
Market price at end of year(b)	$76.44	$72.26	$61.51	$46.08	$41.08
Net Asset Value Total Return(c)	5.81%	17.30%	33.70%	12.26%	(0.70)%
Market Price Total Return(c)	5.79%	17.48%	33.48%	12.23%	(0.77)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$279,152	$216,851	$289,628	$64,525	$63,678
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.21)%	(0.31)%	(0.42)%	(0.02)%	(0.22)%
Portfolio turnover rate(d)	27%	31%	21%	20%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	“DWA Basic Materials Momentum Portfolio”
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	“DWA Consumer Cyclicals Momentum Portfolio”
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	“DWA Consumer Staples Momentum Portfolio”
PowerShares DWA Energy Momentum Portfolio (PXI)	“DWA Energy Momentum Portfolio”
PowerShares DWA Financial Momentum Portfolio (PFI)	“DWA Financial Momentum Portfolio”
PowerShares DWA Healthcare Momentum Portfolio (PTH)	“DWA Healthcare Momentum Portfolio”
PowerShares DWA Industrials Momentum Portfolio (PRN)	“DWA Industrials Momentum Portfolio”
PowerShares DWA Technology Momentum Portfolio (PTF)	“DWA Technology Momentum Portfolio”
PowerShares DWA Utilities Momentum Portfolio (PUI)	“DWA Utilities Momentum Portfolio”
PowerShares NASDAQ Internet Portfolio (PNQI)	“NASDAQ Internet Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of NASDAQ Internet Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum Portfolio	Dorsey Wright® Basic Materials Technical Leaders Index
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
DWA Consumer Staples Momentum Portfolio	Dorsey Wright® Consumer Staples Technical Leaders Index
DWA Energy Momentum Portfolio	Dorsey Wright® Energy Technical Leaders Index
DWA Financial Momentum Portfolio	Dorsey Wright® Financials Technical Leaders Index
DWA Healthcare Momentum Portfolio	Dorsey Wright® Healthcare Technical Leaders Index
DWA Industrials Momentum Portfolio	Dorsey Wright® Industrials Technical Leaders Index
DWA Technology Momentum Portfolio	Dorsey Wright® Technology Technical Leaders Index
DWA Utilities Momentum Portfolio	Dorsey Wright® Utilities Technical Leaders Index
NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

60

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

61

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. NASDAQ Internet Portfolio is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. Each Fund (except NASDAQ Internet Portfolio) employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

62

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet Portfolio) is responsible for all of its own expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

NASDAQ Internet Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

63

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended April 30, 2016, DWA Basic Materials Momentum Portfolio, DWA Energy Momentum Portfolio, DWA Healthcare Momentum Portfolio, DWA Technology Momentum Portfolio, DWA Utilities Momentum Portfolio and NASDAQ Internet Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for NASDAQ Internet Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

As compensation for its services, NASDAQ Internet Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet Portfolio), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except NASDAQ Internet Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2017. Offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2017. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

64

For the fiscal year ended April 30, 2016, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum Portfolio	$64,359
DWA Consumer Cyclicals Momentum Portfolio	203,454
DWA Consumer Staples Momentum Portfolio	228,582
DWA Energy Momentum Portfolio	199,640
DWA Financial Momentum Portfolio	78,407
DWA Healthcare Momentum Portfolio	193,107
DWA Industrials Momentum Portfolio	50,019
DWA Technology Momentum Portfolio	172,025
DWA Utilities Momentum Portfolio	90,759
NASDAQ Internet Portfolio	87

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to NASDAQ Internet Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2016 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/17	4/30/18	4/30/19
DWA Basic Materials Momentum Portfolio	$179,420	$32,772	$82,414	$64,234
DWA Consumer Cyclicals Momentum Portfolio	402,883	72,285	127,393	203,205
DWA Consumer Staples Momentum Portfolio	388,939	58,654	101,972	228,313
DWA Energy Momentum Portfolio	489,376	—	290,036	199,340
DWA Financial Momentum Portfolio	242,360	69,854	94,203	78,303
DWA Healthcare Momentum Portfolio	319,702	38,353	88,576	192,773
DWA Industrials Momentum Portfolio	128,809	30,573	48,372	49,864
DWA Technology Momentum Portfolio	336,365	60,072	104,492	171,801
DWA Utilities Momentum Portfolio	227,744	53,817	83,252	90,675

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Full Name	Licensor
DWA Basic Materials Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Consumer Staples Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Energy Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Financial Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Healthcare Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Industrials Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Technology Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Utilities Momentum Portfolio	Dorsey Wright & Associates, LLC
NASDAQ Internet Portfolio	NASDAQ OMX Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

65

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows DWA Financial Momentum Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2016.

DWA Financial Momentum Portfolio

	Value April 30, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2016	Dividend Income
Invesco Ltd.*	$1,114,653	$151,012	$(1,067,391)	$(137,392)	$(60,882)	$—	$20,926

*	At April 30, 2016, this security was no longer held.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Healthcare Momentum Portfolio
Equity Securities	$75,449,983	$—	$14,948	$75,464,931

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2016 and 2015:

	2016	2015
	Ordinary Income	Ordinary Income
DWA Basic Materials Momentum Portfolio	$869,950	$881,072
DWA Consumer Cyclicals Momentum Portfolio	507,462	352,829
DWA Consumer Staples Momentum Portfolio	1,309,748	932,548
DWA Energy Momentum Portfolio	2,409,629	2,298,949
DWA Financial Momentum Portfolio	414,019	460,625
DWA Industrials Momentum Portfolio	525,854	407,957
DWA Technology Momentum Portfolio	—	406,069
DWA Utilities Momentum Portfolio	1,178,184	982,578

66

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum Portfolio	$135,562	$(16,663)	$13,913,609	$(30,559,651)	$(1,704,171)	$186,728,734	$168,497,420
DWA Consumer Cyclicals Momentum Portfolio	258,457	(15,229)	(1,722,133)	(18,056,833)	(22,875,722)	135,375,855	92,964,395
DWA Consumer Staples Momentum Portfolio	666,753	(16,082)	8,592,315	(12,374,655)	(16,912,749)	317,114,437	297,070,019
DWA Energy Momentum Portfolio	159,900	(19,161)	18,353,845	(91,974,865)	(24,926,596)	223,693,330	125,286,453
DWA Financial Momentum Portfolio	133,680	(14,529)	1,312,756	(12,264,300)	(1,979,992)	42,230,372	29,417,987
DWA Healthcare Momentum Portfolio**	—	(18,703)	2,206,231	(75,777,891)	(27,183,007)	176,105,134	75,331,764
DWA Industrials Momentum Portfolio	60,696	(17,068)	1,980,814	(63,482,749)	(1,780,609)	106,115,200	42,876,284
DWA Technology Momentum Portfolio**	—	(15,924)	2,247,571	(39,768,409)	(26,571,635)	246,731,649	182,623,252
DWA Utilities Momentum Portfolio	763,759	(15,621)	8,981,792	(14,801,838)	(665,054)	206,690,078	200,953,116
NASDAQ Internet Portfolio**	—	—	(1,114,049)	(9,015,418)	(5,064,944)	294,346,432	279,152,021

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The DWA Healthcare Momentum Portfolio, DWA Technology Momentum Portfolio and NASDAQ Internet Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $175,813, $84,779 and $262,542, and Post-October Capital Losses of $27,007,194, $26,486,856 and $4,802,402, respectively.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2016:

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
DWA Basic Materials Momentum Portfolio	$3,783,798	$4,534,904	$2,521,492	$18,863,599	$855,858	$30,559,651	$205,528
DWA Consumer Cyclicals Momentum Portfolio	1,993,654	—	2,042,056	14,021,123	—	18,056,833	1,246,058
DWA Consumer Staples Momentum Portfolio	2,156,980	3,935,363	1,180,566	5,101,746	—	12,374,655	562,037
DWA Energy Momentum Portfolio	2,869,667	3,914,682	1,167,692	78,949,662	5,073,162	91,974,865	880,885
DWA Financial Momentum Portfolio	1,821,971	4,413,894	1,979,006	4,049,429	—	12,264,300	614,940
DWA Healthcare Momentum Portfolio	17,890,879	18,737,951	2,739,963	36,409,098	—	75,777,891	2,234,184
DWA Industrials Momentum Portfolio	6,525,387	21,245,288	2,746,746	32,845,118	120,210	63,482,749	1,476,057
DWA Technology Momentum Portfolio	8,220,697	7,658,564	3,016,840	20,810,078	62,230	39,768,409	2,465,875
DWA Utilities Momentum Portfolio	1,366,073	5,885,935	874,386	5,215,594	1,459,850	14,801,838	2,124,736
NASDAQ Internet Portfolio	—	3,360	74,863	4,699,286	4,237,909	9,015,418	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

67

Note 7. Investment Transactions

For the fiscal year ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum Portfolio	$69,620,791	$69,740,262
DWA Consumer Cyclicals Momentum Portfolio	255,897,207	255,412,487
DWA Consumer Staples Momentum Portfolio	276,118,150	277,120,874
DWA Energy Momentum Portfolio	161,418,278	162,770,089
DWA Financial Momentum Portfolio	39,171,018	39,710,666
DWA Healthcare Momentum Portfolio	392,052,142	393,195,784
DWA Industrials Momentum Portfolio	113,568,307	113,173,877
DWA Technology Momentum Portfolio	262,933,680	260,710,833
DWA Utilities Momentum Portfolio	63,938,232	62,910,447
NASDAQ Internet Portfolio	67,518,183	68,424,742

For the fiscal year ended April 30, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Basic Materials Momentum Portfolio	$118,067,489	$33,889,082
DWA Consumer Cyclicals Momentum Portfolio	242,962,077	219,342,270
DWA Consumer Staples Momentum Portfolio	383,991,296	188,857,216
DWA Energy Momentum Portfolio	40,199,452	55,217,368
DWA Financial Momentum Portfolio	6,043,764	12,838,420
DWA Healthcare Momentum Portfolio	168,281,574	198,702,927
DWA Industrials Momentum Portfolio	64,457,006	123,943,592
DWA Technology Momentum Portfolio	286,254,485	139,314,733
DWA Utilities Momentum Portfolio	198,136,172	44,276,839
NASDAQ Internet Portfolio	136,082,068	80,562,441

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA Basic Materials Momentum Portfolio	$14,478,029	$(564,420)	$13,913,609	$154,647,839
DWA Consumer Cyclicals Momentum Portfolio	3,083,387	(4,805,520)	(1,722,133)	94,805,012
DWA Consumer Staples Momentum Portfolio	15,000,321	(6,408,006)	8,592,315	288,689,785
DWA Energy Momentum Portfolio	20,788,946	(2,435,101)	18,353,845	106,957,624
DWA Financial Momentum Portfolio	1,861,103	(548,347)	1,312,756	28,146,380
DWA Healthcare Momentum Portfolio	4,205,262	(1,999,031)	2,206,231	73,258,700
DWA Industrials Momentum Portfolio	2,494,636	(513,822)	1,980,814	40,941,064
DWA Technology Momentum Portfolio	7,904,836	(5,657,265)	2,247,571	180,600,848
DWA Utilities Momentum Portfolio	10,282,600	(1,300,808)	8,981,792	192,064,199
NASDAQ Internet Portfolio	31,583,068	(32,697,117)	(1,114,049)	294,320,290

68

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2016, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum Portfolio	$—	$(2,009,029)	$2,009,029
DWA Consumer Cyclicals Momentum Portfolio	—	(8,708,123)	8,708,123
DWA Consumer Staples Momentum Portfolio	—	(21,678,678)	21,678,678
DWA Energy Momentum Portfolio	—	(2,218,398)	2,218,398
DWA Financial Momentum Portfolio	—	(944,338)	944,338
DWA Healthcare Momentum Portfolio	1,026,914	13,351,597	(14,378,511)
DWA Industrials Momentum Portfolio	—	(7,649,970)	7,649,970
DWA Technology Momentum Portfolio	2,600	(4,962,196)	4,959,596
DWA Utilities Momentum Portfolio	—	(4,456,166)	4,456,166
NASDAQ Internet Portfolio	509,661	(19,237,723)	18,728,062

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet Portfolio. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio and PowerShares NASDAQ Internet Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2016

70

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust (excluding PowerShares NASDAQ Internet Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares NASDAQ Internet Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)
Actual	$1,000.00	$1,083.85	0.60%	$3.11
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
Actual	1,000.00	907.74	0.60	2.85
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)
Actual	1,000.00	990.91	0.60	2.97
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Energy Momentum Portfolio (PXI)
Actual	1,000.00	966.15	0.60	2.93
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Financial Momentum Portfolio (PFI)
Actual	1,000.00	955.53	0.60	2.92
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Healthcare Momentum Portfolio (PTH)
Actual	1,000.00	806.09	0.60	2.69
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

71

Fees and Expenses (continued)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Industrials Momentum Portfolio (PRN)
Actual	$1,000.00	$998.37	0.60%	$2.98
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Technology Momentum Portfolio (PTF)
Actual	1,000.00	876.19	0.60	2.80
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares DWA Utilities Momentum Portfolio (PUI)
Actual	1,000.00	1,136.28	0.60	3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02
PowerShares NASDAQ Internet Portfolio (PNQI)
Actual	1,000.00	969.92	0.60	2.94
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.60	3.02

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

72

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2016:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares DWA Basic Materials Momentum Portfolio	100%	100%
PowerShares DWA Consumer Cyclicals Momentum Portfolio	100%	100%
PowerShares DWA Consumer Staples Momentum Portfolio	100%	100%
PowerShares DWA Energy Momentum Portfolio	100%	100%
PowerShares DWA Financial Momentum Portfolio	81%	80%
PowerShares DWA Healthcare Momentum Portfolio	0%	0%
PowerShares DWA Industrials Momentum Portfolio	100%	100%
PowerShares DWA Technology Momentum Portfolio	0%	0%
PowerShares DWA Utilities Momentum Portfolio	100%	100%
PowerShares NASDAQ Internet Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

73

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	124	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	124	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; and Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	124	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

74

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	124	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	124	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	124	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

75

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Director, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	124	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2016, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 71 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

77

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President, Principal Executive Officer and Treasurer, The Invesco Funds (2016-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President, Treasurer and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

78

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index , as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for

79

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth, Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio; and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps below, were 0.01%, -0.05% and -0.39% and, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio.).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2017, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

80

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X

81

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio			X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio			X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio			X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio			X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X

82

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio	X	X	X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X	X	X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio		X	X
PowerShares Russell Midcap Pure Growth Portfolio	X	X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

84

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 14, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser for each Fund, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2015, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as an investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds and open-end actively-managed peer funds, but was higher than the median net expense ratio of its open-end index peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

86

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2016 Invesco PowerShares Capital Management LLC		P-PS-AR-3
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2016.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2016	(e)(2) Percentage of Services Approved for fiscal year end 2016 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Services Approved for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$ 755,425	N/A	$ 702,453	N/A
Audit-Related Fees	$ 0	0%	$ 0	0%
Tax Fees(2)	$ 420,560	0%	$ 400,749	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 1,175,985	0%	$ 1,103,202	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year ended April 30, 2016 include fees billed for reviewing tax returns, 2015 excise tax returns and excise tax distributions calculations . Tax fees for the fiscal year ended April 30, 2015 included fees billed for reviewing tax returns, 2014 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to PowerShares and PowerShares Affiliates

PwC billed PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“ Affiliates”) aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$ 634,963	0%	$574,000	0%
Tax Fees	$ 0	0%	$ 0	0%
All Other Fees	$3,750,000	0%	$ 0	0%
Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, PowerShares and PowerShares Affiliates to PwC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2016 include fees billed related to reviewing operating effectiveness of strategic projects.

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended March 12, 2015

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f) Not applicable.

(g) PwC billed the Registrant aggregate fees of $420,560 for the fiscal year ended April 30, 2016 and $400,749 for the fiscal year ended April 30, 2015 for non-audit services rendered to the Registrant.

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed PowerShares and Affiliates aggregate non-audit fees of $8,160,000 for the fiscal year ended 2016, and $4,660,000 for the fiscal year ended 2015, for non-audit services rendered to PowerShares and Affiliates.

(h) The above information shows the amount of fees that PwC billed during the Registrant’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PwC provided to PowerShares and Affiliates that related directly to the Registrant’s operations or financial reporting. The Audit Committee also received information from PwC about any non-audit services that PwC rendered during the Registrant’s last fiscal year to PowerShares and Affiliates that were not required to be preapproved by the Audit Committee. The Audit Committee considered this information in evaluating PwC’s independence.

In addition, PwC, the Independent Accountant to the Registrant, has advised the Audit Committee of the Board of Trustees of the Registrant (the “Audit Committee”) that it identified an issue related to its independence under
Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients.

Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may implicate the Loan Rule.

However, after evaluating the facts and circumstances related to its lending relationships, PwC informed the Audit Committee that
(1) PwC’s ability to exercise objective and impartial judgment with respect to its audits of the Registrant’s financial statements was not, and will not be, impaired; (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion; and (3) PwC’s independence was not impaired and that it remained independent in conducting its audit of the Registrant’s financial statements. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders have no influence over the investment adviser to the Registrant, or the Registrant, and that the individuals at PwC who arranged the lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audit of the Registrant’s financial statements.

On June 20, 2016, the Staff of the Securities and Exchange Commission (the “SEC”) issued a “no-action” letter confirming that it would not recommend that the SEC commence enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter were substantially similar to the circumstances that called into question PwC’s independence under the Loan Rule with respect to the Registrant. PwC has confirmed that it meets the conditions of the no-action relief. The Adviser and the Registrant believe that the Registrant can rely on the relief granted in the no-action letter and continue to issue financial statements that are audited by PwC.

If, in the future, the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the no-action letter, the Registrant will need to take other actions for the Registrant’s filings containing financial statements to be compliant with applicable securities laws.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PowerShares Exchange-Traded Fund Trust

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	July 8, 2016

By: /s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	July 8, 2016